                                     PART B


                      STATEMENT OF ADDITIONAL INFORMATION

                                     SHARES

                              THE BENCHMARK FUNDS
                                4900 Sears Tower
                            Chicago, Illinois 60606


                          GOVERNMENT SELECT PORTFOLIO
                              GOVERNMENT PORTFOLIO
                          DIVERSIFIED ASSETS PORTFOLIO
                              TAX-EXEMPT PORTFOLIO

This Statement of Additional Information (the "Additional Statement") dated April 1, 1998 as supplemented April 7, 1998 is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus for the Shares of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios (the "Portfolios") of The Benchmark Funds (the "Prospectus") dated April 1, 1998. Copies of the Prospectus may be obtained without charge by calling Goldman, Sachs & Co. ("Goldman Sachs") toll-free at 1-800-621-2550 (outside Illinois) or by writing to the address stated above. Capitalized terms not otherwise defined have the same meaning as in the Prospectus. Each Portfolio also offers two additional share classes, Service Shares and Premier Shares, which are described in a separate statement of additional information.

                              ------------------


                                     INDEX

                                                       Page
                                                       ----

     ADDITIONAL INVESTMENT INFORMATION                 B-3
          Investment Objectives and Policies           B-3
          Investment Restrictions                      B-10
     ADDITIONAL TRUST INFORMATION                      B-14
          Trustees and Officers                        B-14
          Investment Adviser,
          Transfer Agent and Custodian                 B-19
          Administrator and Distributor                B-25
          Counsel and Auditors                         B-27
          In-Kind Purchases                            B-27
     PERFORMANCE INFORMATION                           B-28
     AMORTIZED COST VALUATION                          B-30
     DESCRIPTION OF SHARES                             B-31
     ADDITIONAL INFORMATION CONCERNING TAXES           B-36
          General                                      B-36
          Special Tax Considerations

          Pertaining to the
          Tax-Exempt Portfolio
          Foreign Investors                            B-38
          Conclusion                                   B-39
     OTHER INFORMATION                                 B-39
     FINANCIAL STATEMENTS                              B-40
     APPENDIX A (Description of Securities Ratings)    1-A

                                   ----------------

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the related Prospectus in connection with the offering of Shares made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                       ADDITIONAL INVESTMENT INFORMATION

Investment Objectives and Policies

The following supplements the investment objectives and policies of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios (the "Portfolios") of The Benchmark Funds (the "Trust") as set forth in the Prospectus.

Description of Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time Deposits

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

As stated in the Prospectus, the Diversified Assets Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Description of Asset-Backed Securities

The Diversified Assets Portfolio may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired, as calculated under applicable SEC regulations, will be 13 months or less. Asset-backed securities acquired by the Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies.

U.S. Government Obligations

Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

Custodial Receipts for Treasury Securities

The Portfolios (other than the Government Select Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

U.S. Treasury STRIPS

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. All Portfolios, including the Government Select Portfolio, may acquire securities registered under the STRIPS program.

Bank and Deposit Notes

The Diversified Assets Portfolio may purchase bank and deposit notes. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Variable and Floating Rate Instruments

With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, Northern will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is of "high quality," the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Portfolios will invest in variable and floating rate instruments only when Northern deems the investment to involve minimal credit risk. In determining weighted average portfolio maturity, an instrument may, subject to SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument.

Investment Companies

With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more that 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b)(i) not more that 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more that 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more that 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.

Unaffiliated money market funds whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, as are deemed creditworthy by Northern under guidelines approved by the Trust's Board of Trustees. The repurchase price under the repurchase agreements will generally equal the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian (or subcustodian), in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

Reverse Repurchase Agreements

Each Portfolio (except the Tax-Exempt Portfolio) may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregated liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

Securities Lending

Collateral for loans of portfolio securities made by a Portfolio may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments and When-Issued Securities

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio will segregate the portfolio securities themselves. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Yields and Ratings

The yields on certain obligations, including the money market instruments in which the Portfolios invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, D&P, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Municipal Instruments

Opinions relating to the validity of Municipal Instruments and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Trust nor Northern will review the proceedings relating to the issuance of Municipal Instruments or the bases for such opinions.

An issuer's obligations under its Municipal Instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Instruments may be materially adversely affected by litigation or other conditions.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on Municipal Instruments. Future proposals could materially adversely affect the availability of Municipal Instruments for investment by the Tax-Exempt Portfolio and the liquidity and value of the Portfolio. In such an event the Board of Trustees would reevaluate the Portfolio's investment objective and policies and consider changes in its structure or possible dissolution.

Interest earned by the Tax-Exempt Portfolio on private activity bonds (if any) that is treated as a specific tax preference item under the Federal alternative minimum tax will not be deemed to have been derived from Municipal Instruments for purposes of determining whether that Portfolio meets its fundamental policy that at least 80% of its annual gross income be derived from Municipal Instruments.

Standby Commitments

The Tax-Exempt Portfolio may enter into standby commitments with respect to Municipal Instruments held by it. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified Municipal Instrument at its amortized cost value to the Portfolio plus accrued interest, if any. Standby commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Instruments and may be sold, transferred or assigned only with the instruments involved.

The Tax-Exempt Portfolio expects that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a standby commitment either separately in cash or by paying a higher price for Municipal Instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each standby commitment is acquired.

The Portfolio intends to enter into standby commitments only with dealers, banks and broker-dealers which, in Northern's opinion, present minimal credit risks. The Portfolio will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation or assumed maturity of the underlying Municipal Instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a standby commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

Investment Restrictions

Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares. No Portfolio may:

     (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

     (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements for the Diversified Assets, Government and Government Select Portfolios) except to secure permitted borrowings.

     (3) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

     (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs.

     (5) Invest in companies for the purpose of exercising control or management.

     (6) Act as underwriter of securities (except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies), purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities or maintain a short position, or write puts, calls or combinations thereof.

     (7) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

     (8) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (9) Borrow money (other than pursuant to reverse repurchase agreements for the Portfolios described above), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Trust's Portfolios by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.

     (10) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                  *    *    *

The freedom of action reserved in Restriction No. 8 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branches. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

In addition, as matters of fundamental policy, the Government Select Portfolio, Government Portfolio and Diversified Assets Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the applicable Portfolio's total assets; and the Tax-Exempt Portfolio may not acquire direct ownership of industrial development bonds if, as a result of such acquisition, more than 5% of the value of its total assets would be invested in industrial development bonds where payment of principal and interest is the responsibility of companies (including their predecessors) with less than three years of operating history and such bonds are not guaranteed as to principal and interest by companies (including their predecessors) with three years or more of operating history.

Except to the extent otherwise provided in Investment Restriction No. 8, for the purpose of such restriction in determining industry classification the Trust intends to use the industry classification titles in the Standard Industrial Classification Manual.

In applying Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

The Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: Immediately after the acquisition of the security, a Portfolio may not have invested more that 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Fund may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Tax-Exempt Portfolio will limit its investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality ("Second Tier Securities"), to 5% of its total assets, with investments in any one such issuer being limited to no more that 1% of the Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are Municipal Instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other that a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolio will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

In addition to the foregoing, each Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts whereunder a Portfolio has the right to sell the securities to third parties.

                         ADDITIONAL TRUST INFORMATION

Trustees and Officers

Information pertaining to the Trustees and officers of the Trust is set forth below.


Name,                                           Positions                           Principal Occupation(s)
and Address                          Age       with Trust                             During Past 5 Years
-----------                          ---       ----------         ----------------------------------------------------------------

William H. Springer                   68       Chairman           Vice Chairman of Ameritech (a telecommunications
701 Morningside Drive                          and                holding company), from February 1987 to retirement in
Lake Forest, IL 60045                          Trustee            August 1992; Vice Chairman, Chief Financial and Administrative
                                                                  Officer of Ameritech prior to 1987; Director, Walgreen Co. (a retail drug store business); Director of Baker, Fentress & Co. (a closed-end, non-diversified management investment company) from
                                                                  April 1992 to present; Trustee, Goldman Sachs Trust from 1989 to present.


Richard Gordon Cline                  63       Trustee            Chairman, Hussman International Inc. (commercial
4200 Commerce Court, Suite 300                                    refrigeration company) since January 1998; and Chairman,
Lisle, IL 60532                                                   Hawthorne Inc. (a management advisory services and private investment company) since January 1996; Chairman and CEO of NICOR
                                                                  Inc. (a diversified public utility holding company) from 1986 to
                                                                  1995, and President, 1992-1993; Director: Whitman Corporation (a
                                                                  diversified holding company); Kmart Corporation (a retailing company); Ryerson Tull, Inc. (a metals distribution company); and
                                                                  University of Illinois Foundation.

Name,                                          Positions                            Principal Occupation(s)
and Address                          Age       with Trust                             During Past 5 Years
-----------                          ---       ----------         ---------------------------------------------------------------
Edward J. Condon, Jr.                 57       Trustee            Chairman of The Paradigm Group, Ltd. (a financial advisor) since
Sear Tower, Suite 9650                                            July 1993; Vice President and Treasurer of Sears, Roebuck and
233 S. Wacker Drive                                               Co. (a retail corporation) from February 1989 to July 1993;
Chicago, IL 60606                                                 within the last five years he has served as a Director of: Sears
                                                                  Roebuck Acceptance Corp.; Discover Credit Corp.; Sears Receivables
                                                                  Financing Group,Inc.; Sears Credit Corp.; and Sears Overseas
                                                                  Finance N.V; Member of the Board of Managers of The Liberty
                                                                  Hampshire Company, LLC; Vice Chairman and Director of Energenics
                                                                  LLC; Director of University Eldercare, Inc.; Director of the Girl
                                                                  Scouts of Chicago; and Trustee of Dominican University.

John W. English                       64       Trustee            Private Investor; Vice President and Chief Investment Officer of
50-H New England Ave.                                             The Ford Foundation (a charitable trust) from 1981 until 1993;
P.O. Box 640                                                      Trustee:  The China Fund, Inc.; Retail Property Trust; Sierra
Summit, NJ 07902-0640                                             Trust; American Red Cross in Greater New York; Mote Marine
                                                                  Laboratory; and United Board for Christian Higher Education in
                                                                  Asia. Director: University of Iowa Foundation; Blanton-Peale
                                                                  Institutes of Religion and Health; Community Foundation of
                                                                  Sarasota County; Duke Management Company; and John Ringling Centre
                                                                  Foundation.

Sandra Polk Guthman                   54       Trustee            President and CEO of Polk Bros. Foundation (an Illinois
420 N. Wabash Avenue                                              not-for-profit corporation) from 1993 to present; Director of
Suite 204                                                         Business Transformation from 1992-1993, and Midwestern
Chicago, IL 60611                                                 Director of Marketing from 1988-1992, IBM Corporation; Director:
                                                                  MBIA Insurance Corporation of Illinois (bank holding company)
                                                                  since 1994 and Avondale Financial Corporation (a stock savings and loan holding company) since 1995.

Name,                                           Positions                        Principal Occupation(s)
and Address                          Age        with Trust                          During Past 5 Years
-----------                          ---        ----------        -------------------------------------------------------------
Frederick T. Kelsey                   70       Trustee            Consultant to Goldman Sachs from December 1985 through
4010 Arbor Lane #102                                              February 1988; Director of Goldman Sachs Funds Group and Vice
Northfield, IL 60093                                              President of Goldman Sachs from May 1981 until his retirement in
                                                                  November 1985; President and Treasurer of the Trust and other investment companies affiliated with Goldman Sachs through August
                                                                  1985; President from 1983 to 1985, and Trustee from 1983 to 1994,
                                                                  The Centerland Funds and its successor, The Pilot Funds; Trustee, various management investment companies affiliated with Zurich
                                                                  Kemper Investments.

Richard P. Strubel                    58       Trustee            Managing Director, Tandem Partners, Inc. (a privately held
70 West Madison St.                                               management services firm) since 1990; President and CEO,
Suite 1400                                                        Microdot, Inc. (a privately held manufacturing firm) from 1984 to
Chicago, IL 60602                                                 1994; Trustee, Goldman Sachs Trust from 1987 to present; Director of Kaynar Technologies Inc. (a leading manufacturer of aircraft fasteners); Trustee of the University of Chicago; Director of
                                                                  Children's Memorial Medical Center.

Frank E. Polefrone                    41       President          Director of Financial Institutions Sales and Marketing of
4900 Sears Tower                                                  Goldman Sachs Asset Management ("GSAM") since March 1997;
Chicago, IL 60606                                                 Marketing/Product Development of Federated Investors from August
                                                                  1982 through December 1996.

James A. Fitzpatrick                  38       Vice               Vice President, GSAM (since April 1997); Vice President and
4900 Sears Tower                               President          General Manager, First Data Corporation - Investors Services
Chicago, IL 60606                                                 Group prior thereto.

Gordon F. Linke                       41       Vice               Vice President, Goldman Sachs Funds Group (since March 1992);
555 California Street,                         President          Corporate Finance Officer of Bank of America (prior thereto).
San Francisco, CA 94104


Name,                                          Positions                            Principal Occupation(s)
and Address                          Age       with Trust                             During Past 5 Years
-----------                          ---       ----------         ---------------------------------------------------------------
Nancy L. Mucker                       48       Vice               Vice President, Goldman Sachs (since April 1985); Manager,
4900 Sears Tower                               President          Shareholder Servicing of GSAM (since November 1989).
Chicago, IL 60606

John Perlowski                        33       Treasurer          Vice President, Goldman Sachs (since July 1995); Director,
One New York Plaza                                                Investors Bank and Trust Company (November 1993 to July 1995);
New York, NY 10004                                                Audit Manager of Arthur Andersen, LLP (prior thereto).

Michael J. Richman                    37       Secretary          General Counsel of the Funds Group, GSAM (since December 1997);
85 Broad Street                                                   Associate General Counsel of GSAM (February 1994 to December
New York, NY 10004                                                1997); Vice President and Assistant General Counsel of Goldman
                                                                  Sachs (since June 1992); Counsel to the Funds Group of GSAM (since
                                                                  June 1992); Partner of Hale and Dorr, September 1991 to June
                                                                  1992).

Deborah A. Farrell                    26       Assistant          Legal Assistant, Goldman Sachs (since January 1994); Formerly at
85 Broad Street                                Secretary          Cleary, Gottlieb, Steen & Hamilton.
New York, NY 10004

Steven E. Hartstein                   34       Assistant          Legal Products Analyst, Goldman Sachs (since June 1993); Funds
85 Broad Street                                Secretary          Compliance Officer, Citibank Global Asset Management (August 1991
New York, NY 10004                                                to June 1993).

Howard B. Surloff                     32       Assistant          Assistant General Counsel, GSAM and Associate General Counsel to
85 Broad Street                                Secretary          the Funds Group (since December 1997); Vice President and
New York, NY 10004                                                Assistant General Counsel, Goldman Sachs (since November 1993 and
                                                                  May 1994, respectively); Counsel to the Funds Group, GSAM (since
                                                                  November 1993); Associate of Shereff, Friedman, Hoffman & Goodman,
                                                                  LLP (prior thereto).

Valerie A. Zondorak                   32       Assistant          Assistant General Counsel, GSAM and the Funds Group (since
                                               Secretary          December 1997); Vice President and Assistant General Counsel,
                                                                  Goldman Sachs (since December 1997) and Vice President and Counsel to Goldman Sachs (since March 1997); Associate of Shereff,
                                                                  Friedman, Hoffman & Goodman, LLP (prior thereto).


Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern, Goldman Sachs and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Springer, Kelsey, Strubel, Richman, Perlowski, Fitzpatrick, Surloff and Hartstein and Mmes. Farrell, Mucker and Zondorak hold similar positions with one or more investment companies that are advised by Goldman Sachs. As a result of the responsibilities assumed by Northern under its Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement with the Trust and by Goldman Sachs under its Administration Agreement and Distribution Agreement with the Trust, the Trust itself requires no employees.

Each officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Each Trustee earns a quarterly retainer of $6,250 and the Chairman of the Board earns a quarterly retainer of $9,375. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

In addition, the Trustees established an Audit Committee consisting of three members including a Chairman of the Committee. Each member earns a fee of $1,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,250.

Each Trustee will hold office for an indefinite term until the earliest of (1) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust, or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.

The Trust's officers do not receive fees from the Trust for services in such capacities, although Goldman Sachs, of which they are also officers, receives fees from the Trust for administrative services.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1997:

                                                                                     Total
                                                                                  Compensation
                                                              Pension or              from
                                                              Retirement           Registrant
                                                               Benefits                and
                                       Aggregate              Accrued as               Fund
                                     Compensation               Part of              Complex
                                         from                   Trust's              Paid to
Name of Trustee                       Registrant                Expenses             Trustees
---------------                      ------------              ----------          ------------
William H. Springer                       $43,500                      $0               $43,500

Richard G. Cline ***                       $7,750                      $0                $7,750

Edward J. Condon, Jr.                     $31,000                      $0               $31,000

John W. English                           $31,000                      $0               $31,000

James J. Gavin*                           $34,000                      $0               $34,000

Sandra Polk Guthman ***                    $7,750                      $0                $7,750

Frederick T. Kelsey                       $35,000                $2,863**               $37,863

Richard P. Strubel                        $39,000                      $0               $39,000

*    Retired as of November 30, 1997.
**   Interest from deferred compensation.
*** Mr. Cline and Ms. Guthman were elected as Trustees of the Trust in September 1997.


Investment Adviser, Transfer Agent and Custodian

Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. As of December 31, 1997, Northern and its affiliates had over $196 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, and individuals. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives.

Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for each Portfolio and placing purchase and sale orders for the portfolio transactions of the Portfolios. In connection with portfolio transactions for the Portfolios, which are generally done at a net price without a broker's commission, Northern's Advisory Agreement provides that Northern shall attempt to obtain the best net price and execution. To the extent the execution and price available from more than one broker, dealer or other such persons are believed to be comparable, Northern may, at its discretion but subject to applicable law, select the executing broker, dealer or such other persons on the basis of Northern's opinion of the reliability and quality of such broker, dealer or such other persons.

For the fiscal years ended November 30, 1997, 1996 and 1995, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

Northern's investment advisory duties for the Trust are carried out through its Trust Department. On occasions when Northern deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other Portfolio, investment company or account for which Northern acts as adviser), the Agreement provides that Northern, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits Northern, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of Northern's opinion of the reliability and quality of such broker or dealer.

The Advisory Agreement provides that Northern may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify Northern against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

Under its Transfer Agency Agreement with the Trust, Northern has undertaken to
(1) answer customer inquiries regarding the current yield of, and certain other matters (e.g. account status information) pertaining to, the Trust, (2) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by Northern, its affiliates or correspondent banks whereby customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (3) establish and maintain separate omnibus accounts with respect to shareholders investing through Northern or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (4) provide periodic statements showing account balances, (5) mail reports and proxy materials to shareholders,
(6) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management,
(7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors, (10) furnish the Trust all pertinent Blue Sky information, (11) perform all required tax withholding, (12) preserve records, and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by Northern under the Transfer Agency Agreement with respect to the Shares described in this Additional Statement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, payable monthly, at an annual rate equal to $18 for each subaccount relating to such shares of the Portfolios. This fee which is borne solely by the Shares described in this Additional Statement and not by the Portfolios' other share classes, is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment. Northern's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that Northern would otherwise receive. Conflict-of-interest restrictions under state and Federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Shares of the Portfolios.

Under its Custodian Agreement with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's securities held by Northern under the Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern shall, subject to certain monitoring responsibilities, have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under the Agreement.

As compensation for the services rendered to the Trust by Northern as custodian, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

Northern's fees under the Custodian Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

Unless sooner terminated, each of the Advisory Agreement, Transfer Agency Agreement and Custodian Agreement between Northern and the Trust will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern and by Northern on 60 days' written notice to the Trust.

For the fiscal periods ended November 30 as indicated, the amount of the Advisory Fee (after fee waivers) incurred by each Portfolio was as follows:

                                                   1997         1996        1995
                                                   ----         ----        ----
Government Select Portfolio                  $1,018,270   $  772,113  $  569,065
Government Portfolio                          3,243,435    2,617,746   1,938,878
Diversified Assets Portfolio                  8,945,126    7,832,358   7,080,710
Tax-Exempt Portfolio                          1,731,407    1,885,156   1,687,136

In addition, for the fiscal periods ended November 30 as indicated, Northern waived advisory fees with respect to the Government Select Portfolio in the amounts of $1,527,701, $1,157,788, and $853,605.

For the fiscal periods ended November 30 as indicated, the amount of the Transfer Agency Fee incurred by each Portfolio was as follows:

                                                   1997       1996       1995
                                                   ----       ----       ----
Government Select Portfolio                    $ 30,361    $22,274   $ 25,000
Government Portfolio                             35,042     31,048     32,000
Diversified Assets Portfolio                    127,270     64,579    110,000
Tax-Exempt Portfolio                             22,028     14,883     32,000

For the fiscal periods ended November 30 as indicated, the amount of the Custodian Fees incurred by each Portfolio was as follows:

                                                   1997       1996       1995
                                                   ----       ----       ----

Government Select Portfolio                    $ 97,683   $ 96,787   $ 75,122
Government Portfolio                            140,110    131,957    101,086
Diversified Assets Portfolio                    412,075    360,387    317,635
Tax-Exempt Portfolio                            100,513    105,936     97,551

Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern believes that it may perform the services contemplated by its agreements with the Trust without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern from continuing to perform such services for the Trust.

Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Northern and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Portfolio or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Northern and its affiliates would consider the possibility of offering to perform some or all of the services now provided by Goldman Sachs. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern as its affiliates might offer to provide services for consideration by the Trustees.

Northern is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which Northern is serving as a principal underwriter. In the opinion of Northern, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

Goldman Sachs is also an active investor, dealer and/or underwriter in many types of money market instruments. Its activities in this regard could have some effect on the market for those instruments which the Portfolios acquire, hold or sell.

In the Advisory Agreement, Northern agrees that the name "The Benchmark" may be used in connection with the Trust's business on a royalty-free basis. Northern has reserved to itself the right to grant the non-exclusive right to use the name "The Benchmark" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "The Benchmark." (This undertaking by the Trust may be subject to certain legal limitations.)

Portfolio Transactions

During the fiscal year ended November 30, 1997, the Diversified Assets Portfolio acquired and sold securities of Bear Stearns & Co., Donaldson Lufkin & Jenrette Securities, Inc., J.P. Morgan Securities, Inc., Merrill Lynch & Co., Inc., Lehman Brothers, Inc., Nomura Securities, and SBC Warburg Inc., each a regular broker/dealer. At November 30, 1997, the Diversified Assets Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Donaldson, Lufkin & Jenrette Securities, Inc., with an approximate aggregate market value of $200,000,000.

During the fiscal year ended November 30, 1997, the Government Portfolio acquired and sold securities of Bear Stearns & Co., J.P. Morgan Securities, Inc., Nomura Securities UBS Securities, Donaldson, Lufkin & Jenrette Securities, Inc., HSBC Securities, Inc., Lehman Brothers, Inc., SBC Warburg Inc., Prudential Securities Incorporated and Merrill Lynch & Co., Inc., each a regular broker/dealer.

At November 30,1997 the Government Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Donaldson, Lufkin & Jenrette, with an approximate aggregate market value of $100,000,000, HSBC Inc., with an approximate aggregate market value of $2,000,000, SBC Warburg Inc., with an approximate aggregate market value of $100,000,000 and UBS Securities, with an approximate aggregate market value of $50,000,000.

Administrator and Distributor

Under its Administration Agreement with the Trust, Goldman Sachs, subject to the general supervision of the Trust's Board of Trustees, acts as the Trust's Administrator. In this capacity, Goldman Sachs (1) provides supervision of all aspects of the Trust's non-investment advisory operations (the parties giving due recognition to the fact that certain of such operations are performed by Northern pursuant to the Trust's agreements with Northern), (2) provides the Trust, to the extent not provided pursuant to such agreements, with such personnel as are reasonably necessary for the conduct of the Trust's affairs,
(3) arranges, to the extent not provided pursuant to such agreements, for the preparation at the Trust's expense of its tax returns, reports to shareholders, periodic updating of the prospectuses issued by the Trust, and reports filed with the SEC and other regulatory authorities (including qualification under state securities or Blue Sky laws of the Trust's shares), and (4) provides the Trust, to the extent not provided pursuant to such agreements, with adequate office space and equipment and certain related services in Chicago.

For the fiscal periods ended November 30 as indicated, Goldman Sachs received fees under the Administration Agreement (after fee waivers) in the amount of:


                                        1997           1996           1995
                                        ----           ----           ----
Government Select Portfolio       $1,048,482     $  897,049     $  751,804
Government Portfolio               1,208,401      1,036,172        895,112
Diversified Assets Portfolio       3,082,370      2,079,083      1,928,672
Tax-Exempt Portfolio                 749,232        885,446        828,163

In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceed a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during the current fiscal year, Goldman Sachs will waive a portion of its administration fees during the following fiscal year. This undertaking may be terminated by Goldman Sachs at any time without the consent of the Trust or the shareholders. There have been no waivers pursuant to this agreement during the last three fiscal periods.

Prior to April 1, 1998, Goldman Sachs voluntarily agreed to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser and extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.

For the fiscal periods ended November 30 as indicated, the effect of these waivers by Goldman Sachs was to reduce other expenses by the following amounts:

                                     1997       1996       1995
                                     ----       ----       ----
Government Select Portfolio      $360,250   $364,826   $346,936
Government Portfolio              262,895    305,696    369,546
Diversified Assets Portfolio      477,791          0          0
Tax-Exempt Portfolio              305,530    382,218    389,481

Effective April 1, 1998, (upon the offering of the Service and Premier Shares), Goldman Sachs will reimburse expenses of each Portfolio (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and transfer agent, payments under the service plans for Service and Premier Shares and certain extraordinary expenses) which exceed on an annualized basis .10% of each Portfolio's average daily net assets.

Unless sooner terminated, the Administration Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the agreement is approved annually
(1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). The Administration Agreement is terminable at any time without penalty by the Trust (upon specified Trustee or shareholder action) on 60 days' written notice to Goldman Sachs and by Goldman Sachs on 60 days' written notice to the Trust.

The Trust has entered into a Distribution Agreement under which Goldman Sachs, as agent, sells shares of each Portfolio on a continuous basis. Goldman Sachs pays the cost of printing and distributing prospectuses to persons who are not shareholders of Trust shares (excluding preparation and typesetting expenses) and of all other sales presentations, mailings, advertising and other distribution efforts. No compensation is payable by the Trust to Goldman Sachs for such distribution services.

The Administration Agreement and the Distribution Agreement provide that Goldman Sachs may render similar services to others so long as its services under such Agreements are not impaired thereby. The Administration Agreement provides that the Trust will indemnify Goldman Sachs against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Administration Agreement and Distribution Agreement) or, in lieu thereof, contribute to resulting losses.

Counsel and Auditors

Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to the Trust.

Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP prepares the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases

Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.


                            PERFORMANCE INFORMATION

From time to time the Trust may advertise quotations of "yields" and "effective yields" with respect to each Portfolio's Shares, and "tax-equivalent yields" with respect to Shares of the Government Select Portfolio and Tax-Exempt Portfolio computed in accordance with a standardized method, based upon the seven-day period ended on the date of calculation. In arriving at such quotations as to "yield," the Trust first determines the net change during the period in the value of a hypothetical pre-existing account having a balance of one Share at the beginning of the period (such net change being inclusive of the value of any additional Shares issued in connection with distributions of net investment income as well as net investment income accrued on both the original Share and any such additional Shares, but exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation), then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

The "effective yield" with respect to the Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

"Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the product to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield, if more than one stated income tax rate is used.

Quotations of yield, effective yield and tax-equivalent yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern, its affiliates or correspondent banks on their customers in connection with investments in Shares of the Portfolios are not reflected in the calculation of yields for the Portfolios.

The annualized yield of each Portfolio with respect to Shares for the seven-day period ended November 30, 1997 was as follows:

                                           Effective  Tax-Equivalent
                                 Yield       Yield        Yield
                                 -----     ---------  --------------
Government Select
 Portfolio                        5.39%      5.53%        N/A
Government Portfolio              5.29       5.43         N/A
Diversified Assets
 Portfolio                        5.41       5.56         N/A
Tax-Exempt Portfolio              3.57       3.63         5.91%

The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Administrator and Distributor" and "-- Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to Shares for the same seven-day period would have been as follows:

                                       Effective  Tax-Equivalent
                            Yield        Yield         Yield
                          ---------    ---------  --------------
Government Select
 Portfolio                  5.20%         5.33%         N/A
Government Portfolio        5.27          5.41          N/A
Diversified Assets
 Portfolio                  5.40          5.55          N/A
Tax-Exempt Portfolio        3.53          3.59         5.84%

Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a Portfolio as compared to other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

Each Portfolio may also quote from time to time its total return in accordance with SEC regulations.

The yields and total return returns of the Portfolios Service Shares and Premier Shares are calculated separately from the calculations of the yield and total return of the Shares described in this Additional Statement.

                           AMORTIZED COST VALUATION

As stated in the Prospectus, each Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to Northern, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or Northern believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

Rule 2a-7 requires that each Portfolio limit its investments to instruments which Northern determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 13 months. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

                             DESCRIPTION OF SHARES

The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in different investment portfolios. The Trustees may hereafter create series in addition to the Trust's existing eighteen series which represent interests in the eighteen respective portfolios. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into additional series or sub-series within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the Portfolios: Shares, Service Shares and Premier Shares. This Additional Statement (and the related proposals) relate only to the class of shares of the four Portfolios discussed herein. For information on the other share classes in the Portfolios and on the Trust's other investment portfolios call Goldman Sachs at the toll-free number on page 1. Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "Investing--Redemption of Shares" in the Prospectus and under "Amortized Cost Valuation" in this Additional Statement. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

     The Trust is not required to hold annual meetings of Shareholders and does not intend to hold such meetings. In the event that a meeting of Shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such Shares on all matters presented to Shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of Shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the Shares entitled to vote at such meeting. The Shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

     The Trust Agreement authorizes the Trustees, without approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the Shareholders of any class into one or more separate groups and to provide for the different treatment of Shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of Shareholders that are so classified.

The Trust Agreement permits the Trustees to amend the Trust Agent without a Shareholder vote. However, Shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of Shareholders; (ii) that is required by law to be approved by Shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to Shareholders.

     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected Shareholders at a meeting of Shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without Shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its Shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles a shareholder of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a Shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) Shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding Shares of the Trust, or 10% of the outstanding Shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a Shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's Shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees (a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Dalaware Trust.

Shares are held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks who have invested in the Portfolios. As of March 11, 1998, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios as of March 11, 1998:

                                                   Percentage of
                                    Number of       Outstanding
                                      Shares          Shares
                                      ------          ------
GOVERNMENT SELECT PORTFOLIO
Cape Cod Bank & Trust               70,714,501         5.16%
Arcadia Trust, N.A.                 73,222,900         5.35%

TAX-EXEMPT PORTFOLIO
HCI Incorporated                    60,284,233         9.10%

ADDITIONAL INFORMATION CONCERNING TAXES

General

Each Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. By following this policy, each Portfolio expects to eliminate or reduce to a nominal amount the Federal income taxes to which it may be subject. If for any taxable year a Portfolio does not qualify for the special Federal tax treatment afforded regulated investment companies, all of the Portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the Portfolio's distributions (including amounts derived from interest on Municipal Instruments in the case of the Tax-Exempt Portfolio) would be taxable as ordinary income for Federal income tax purposes to the Portfolio's shareholders, to the extent of its current and accumulated earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareholders.

In order to qualify as a regulated investment company for a taxable year under the Code, each Portfolio must comply with certain requirements. First, each Portfolio must distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income (if any) (the "Distribution Requirement"). At least 90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the

Portfolio's business of investing in such stock, securities or currencies (the "Income Requirement"). Finally, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

Each Portfolio will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Portfolio's taxable year.

Ordinary income of individuals (including short-term capital gains) is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Under the Taxpayer Relief Act of 1997, for capital gains on securities recognized after July 28, 1997, the maximum tax rate for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but not longer than 18 months, the maximum tax rate on capital gains continues to be 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum marginal rate of 35%.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

Special Tax Considerations Pertaining to the Tax-Exempt Portfolio

As described above and in the Prospectus, the Tax-Exempt Portfolio is designed to provide investors with current tax-exempt interest income. The Portfolio is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolio may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

In order for the Tax-Exempt Portfolio to pay Federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Portfolio and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by the Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Portfolio with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.

Interest on indebtedness incurred by a shareholder to purchase or carry Portfolio shares generally is not deductible for Federal income tax purposes if the Portfolio's distributions are not subject to Federal income tax.

Foreign Investors

Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net interest income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends, provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in the Trust.

Conclusion

The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

                               OTHER INFORMATION

The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern and Goldman Sachs, payments under the Service Plan for the Portfolios Service Shares and Premium Shares, brokerage fees and commissions, any portfolio losses, fees for the registration or qualification of Portfolio shares under

Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax services and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% or the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                             FINANCIAL STATEMENTS

The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1997 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance", are incorporated by reference herein. Copies of the Annual Report may be obtained by writing to Goldman, Sachs & Co., Funds Group, 4900 Sears Tower, Chicago, IL 60606, or by calling Goldman, Sachs toll-free at 800-621-2550.

                                  APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Inc., a division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch") and Thomson BankWatch, Inc. ("TBW").

Long-Term Corporate and Tax-Exempt Debt Ratings

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. The notation (P) when applied to forward delivery bonds indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates that the obligor's capacity to meet its financial commitment or the obligation is an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P, demonstrate that the obligor's capacity to meet its financial commitment or the obligation is strong, and differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. S&P may attach the rating "r" to highlight derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks.

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered

                                      1-A
to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of TBW for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be extremely high. Bonds rated AA indicate a very strong ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. TBW does not rate tax-exempt bonds.

Tax-Exempt Note Ratings

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade. MIG-1/VMIG-1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P describes its SP-1 rating of municipal notes as follows: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation." Municipal notes rated SP-2 are deemed to have satisfactory capacity to pay principal and interest.

                                      2-A

D&P uses the fixed-income ratings described above under "Corporate and Tax-Exempt Bond Ratings" for tax-exempt notes and other short-term obligations.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper and municipal and investment notes. The highest ratings of Fitch for short-term securities are F1+, F1 and F2. F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+. F2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F1+ and F1 ratings.

TBW does not rate tax-exempt notes.

Short-Term Corporate and Tax-Exempt Debt Ratings

Short-term ratings, set forth below (except TBW's), are applied to tax-exempt as well as taxable debt.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. The A-1 designation indicates that the obligor's capacity to meet its financial commitment is strong. Those issues for which the obligor's capacity to meet its financial commitment is extremely strong will be denoted with a plus (+) sign designation. The A-2 designation indicates that the obligor's capacity to meet its financial commitment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The two highest ratings of D&P for commercial paper are D-1 and D-2. D&P employs three designations, D-1 plus, D-1 and D-1 minus, within the highest rating category. D-1 plus indicates highest certainty of timely payment. Short-term liquidity including internal operating factors, and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term

                                      3-A
obligations. D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. D-1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch uses the short-term ratings described above under "Tax-Exempt Note Ratings" for commercial paper.

TBW's short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated debt instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers and other financial institutions. The two highest short-term ratings of TBW are TBW-1 and TBW-2. Debt rated TBW-1 indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The TBW-2 designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

                                      4-A

The
Benchmark Funds

Money
Market
Portfolios



                                           Annual Report
                                       November 30, 1997

The Benchmark Funds
Money Market Portfolios

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Management's Discussion of Portfolio Performance...........................   2
Voting Results of Special Meeting of Unitholders...........................   3
Statements of Investments
  Investment Abbreviations and Notes.......................................   4
  Diversified Assets Portfolio.............................................   5
  Government Portfolio.....................................................   9
  Government Select Portfolio..............................................  10
  Tax-Exempt Portfolio.....................................................  11
Statements of Assets and Liabilities.......................................  16
Statements of Operations...................................................  17
Statements of Changes in Net Assets........................................  18
Financial Highlights.......................................................  19
Notes to the Financial Statements..........................................  23
Report of Independent Auditors.............................................  25

--------------------------------------------------------------------------------

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE


BENCHMARK DIVERSIFIED ASSETS PORTFOLIO
BENCHMARK GOVERNMENT PORTFOLIO
BENCHMARK GOVERNMENT SELECT PORTFOLIO

With respect to interest rate changes, the Federal Reserve was fairly quiet during the fiscal year. The only change came on March 25, 1997, when the Fed implemented a quarter-point interest rate increase. What had a greater impact on interest rates was the Asian market crisis, which resulted in economic instability and the devaluation of currencies throughout the region. Consequently, there was a flight to quality in the U.S. market, where interest rates fell consistently and dramatically despite a robust economy. Yield curves flattened, and in some sectors they inverted.
  During the first half of the fiscal year, the government portfolios maintained average maturities that were short of their peer groups. We shifted our strategy in the second half, as we extended the portfolios' average maturities relative to their peer groups. We also implemented a barbell strategy during the year, whereby shorter-term securities were purchased for liquidity and longer-term securities were added for their yield advantages. This strategy also provided a hedge against deflation. We will continue with this strategy as long as the Federal Reserve maintains a tightening bias.
  We did not make many changes in the investment composition of the Diversified Assets Portfolio during the fiscal year. The heaviest concentration of securities continues to be in tier one commercial paper, where there is the greatest yield advantage. At the end of the fiscal year, the Portfolio's average maturity was 45 days, which remains consistent with other money market funds with the same investment structure. Providing liquidity, maintaining a high credit quality and offering an attractive yield remain the primary goals for the Portfolio.

                        MARY ANN FLYNN
                        VALERIE LOKHORST
                        Portfolio Managers


BENCHMARK TAX-EXEMPT MONEY MARKET PORTFOLIO

The Portfolio continued to benefit from a barbell maturity strategy during fiscal 1997. Due to our belief that the Federal Reserve would hold interest rates relatively stable during 1997, we "barbelled" the Portfolio with very short-term and one-year securities. This enabled us to extend the Portfolio's average maturity longer than that of its peer group and still keep it responsive to any change in short-term interest rates. The yield curve in the short-term tax-exempt market was flat, especially inside of six months. As a result, the one-year paper added increased yield to the Portfolio.
  The short-term, tax-exempt market is a technically driven, cyclical market. There are certain times of the year (such as tax time, calendar year-end, and the end of June and the first part of July) when our market has wide swings in both assets and yields. We have to anticipate these cycles and be able to manage the volatile swings in assets and yields.
  We have shortened the Portfolio's average maturity to a level that is about equal to that of the Portfolio's peer group. We did this because we believe that recent economic data point to an increased likelihood of the Federal Reserve raising interest rates in early 1998. Our current maturity structure should allow the Portfolio to better respond to any increase in interest rates.

                        BRAD SNYDER
                        Portfolio Manager

Units of The Benchmark Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by The Northern Trust Company, its parent company, or its affiliates, and are not Federally insured or guaranteed by the U.S. Government, Federal Deposit Insurance Corporation, Federal Reserve Board, or any other governmental agency. The Benchmark Money Market Portfolios seek to maintain a net asset value of $1.00 per unit, but there can be no assurance that they will be able to do so on a continuous basis.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
VOTING RESULTS OF SPECIAL MEETING OF UNITHOLDERS
At a Special Meeting of Unitholders of the Trust (the "Meeting") called on September 2, 1997 the following actions were taken:
 (1) The following individuals were elected to serve on the Board of Trustees by the unitholders of all Portfolios of the Trust voting together in the aggregate:

                                                                                   Number of
                                       Number of                                     Votes
Name of Trustee                        Votes For                                    Withheld
---------------------------------------------------------------------------------------------
Richard G. Cline                     4,342,632,239                                 76,704,013
Edward J. Condon                     4,342,191,351                                 77,144,902
John W. English                      4,342,191,351                                 77,144,902
James J. Gavin, Jr.                  4,328,946,859                                 90,389,394
Sandra P. Guthman                    4,342,187,348                                 77,148,905
Frederick T. Kelsey                  4,333,070,647                                 86,265,606
William H. Springer                  4,342,190,200                                 77,146,053
Richard P. Strubel                   4,342,191,351                                 77,144,902
---------------------------------------------------------------------------------------------

 (2) The approval of the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending November 30, 1997 was ratified by all the unitholders of all Portfolios of the Trust voting together in the aggregate as follows:

                                      Votes
  Votes For                          Against                                             Abstained
---------------------------------------------------------------------------------------------------
4,355,519,334                        26,510                                              63,790,409
---------------------------------------------------------------------------------------------------

 (3) An Agreement and Plan of Reorganization pursuant to which each Portfolio will be reorganized as a series of a Delaware business trust also named The Benchmark Funds was approved by all Portfolios (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                    Votes
Portfolio             Votes For    Against   Abstained
-------------------------------------------------------
Diversified Assets  2,169,328,872 18,710,077 66,235,452
Government            771,222,693  2,446,373 14,450,129
Government Select     752,884,534 27,326,299  3,860,430
Tax-Exempt            457,004,195 52,066,122  1,850,666
-------------------------------------------------------

 (4)(a) A new fundamental investment policy regarding investments in other investment company securities was approved by each of the Portfolios (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                    Votes
Portfolio             Votes For    Against   Abstained
-------------------------------------------------------
Diversified Assets  2,123,578,581 64,486,878 66,208,941
Government            746,076,038 27,593,028 14,450,129
Government Select     709,474,162 66,009,547  8,587,554
Tax-Exempt            494,813,160 14,257,157  1,850,666
-------------------------------------------------------

 (4)(b) A related amendment to the Trust's Declaration of Trust was approved by all the unitholders of all Portfolios of the Trust voting together in the aggregate as follows:

                                      Votes
  Votes For                          Against                                           Abstained
-------------------------------------------------------------------------------------------------
4,221,718,223                      101,504,918                                         96,113,107
-------------------------------------------------------------------------------------------------

 (5) A new fundamental investment restriction for each diversified Portfolio concerning issuer diversification was approved by each of the Portfolios (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                    Votes
Portfolio             Votes For    Against   Abstained
-------------------------------------------------------
Diversified Assets  2,119,251,232 65,501,623 69,521,546
Government            765,905,734  7,763,331 14,450,129
Government Select     777,184,660  3,097,875  3,788,729
Tax-Exempt            458,948,766 51,876,581     95,635
-------------------------------------------------------

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
INVESTMENT ABBREVIATIONS AND NOTES:
ADP  --Automatic Data Processing
AMBAC--American Municipal Bond Assurance Corp.
AMT  --Alternative Minimum Tax
BAN  --Bond Anticipation Note
BTP  --Bankers Trust Partnership
Colld.--Collateralized
CP   --Commercial Paper
COP  --Certificate of Participation
FGIC --Financial Guaranty Insurance Corp.
FHLB --Federal Home Loan Bank
FNMA --Federal National Mortgage Association
FRN  --Floating Rate Note
FSA  --Financial Security Assurance Corp.
GO   --General Obligation
Gtd. --Guaranteed

GNMA --Government National Mortgage Association
HDA  --Housing Development Authority
IDA  --Industrial Development Authority
IDR  --Industrial Development Revenue
LOC  --Letter of Credit
MBIA --Municipal Bond Insurance Association
ML SG--Merrill Lynch/Societe Generale
NA   --National Association
P-Floats--Puttable Floating Rate Security
PCR  --Pollution Control Revenue
RAN  --Revenue Anticipation Note
Soc Gen--Societe Generale
TOB  --Tender Option Bond
TRAN --Tax and Revenue Anticipation Note
VRDN --Variable Rate Demand Note

 . The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

 . Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

 . Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

 . Amortized cost also represents cost for federal income tax purposes.

 . Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
------------------------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
------------------------------------------------------
       DIVERSIFIED ASSETS PORTFOLIO
 BANK NOTES--3.9%
           Bayerische
           Landesbank
 $28,000     6.150% 08/14/98   $   28,058
           First National
           Bank of Boston
  15,000     5.690  04/09/98       15,000
           First Wachovia
           Bank, North
           Carolina
  30,000     6.100  04/06/98       29,990
           Huntington
           National Bank,
           Columbus
  23,000     5.800  09/22/98       22,985
           Key Bank
   9,000     5.580  12/15/97        8,981
           Morgan Guaranty
           Trust Co.
  30,000     5.965  06/22/98       29,994
           Sun Trust Bank
  20,000     5.830  07/14/98       19,993
------------------------------------------------------
 TOTAL BANK NOTES              $  155,001
------------------------------------------------------
 CERTIFICATES OF DEPOSIT--11.3%
 DOMESTIC DEPOSITORY INSTITUTIONS--3.2%
           Bankers Trust New
           York Corp.
 $50,000     5.880% 07/14/98   $   49,991
           First Tennessee
           Bank
  38,000     5.550  12/05/97       38,000
  24,000     5.580  12/23/97       24,000
           Huntington
           National Bank,
           Columbus
  16,000     5.890  09/18/98       15,996
                               ----------
                                  127,987
                               ----------
 FOREIGN DEPOSITORY INSTITUTIONS--8.1%
           Bank of Tokyo-
           Mitsubishi, London
  23,000     5.600  12/29/97       23,000
  10,000     5.770  12/29/97        9,999
  10,000     5.950  02/17/98       10,000
           Barclays Bank, New
           York
  25,000     5.940  06/25/98       24,992
           Canadian Imperial
           Bank of Commerce,
           New York
  25,000     5.625  04/07/98       25,000
  25,000     5.650  04/07/98       25,000
  24,000     5.940  10/21/98       23,989
           National
           Westminster Bank,
           New York
  15,000     5.940  06/26/98       14,995
           Norinchukin Bank,
           New York
  40,000     5.570  12/10/97       40,000
           Societe Generale,
           New York
  20,000     5.800  01/13/98       19,998
  14,000     5.870  03/03/98       13,999
  45,000     5.890  07/17/98       45,004
           Sumitomo Bank
           Ltd., New York
  16,000     5.580  12/09/97       16,000
  26,000     5.660  12/15/97       26,000
                               ----------
                                  317,976
------------------------------------------------------
 TOTAL CERTIFICATES OF DE-
  POSIT                        $  445,963
------------------------------------------------------

           Description
-----------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
-----------------------------------------
 COMMERCIAL PAPER--52.5%
 ASSET-BACKED SECURITIES--24.3%
           ABC Funding
 $15,000     5.680% 06/01/98   $   14,569
           AESOP Funding
   2,800     5.750  01/15/98        2,780
           Ascot Capital
           Corp.
   8,000     5.650  12/22/97        7,974
   3,250     5.560  01/15/98        3,227
           Amsterdam Funding
  18,000     5.540  12/19/97       17,950
           Barton Capital
           Corp.
   9,300     5.600  12/22/97        9,270
  20,000     5.750  01/16/98       19,853
  15,000     5.750  01/23/98       14,873
           Centric Funding
  23,000     5.650  12/05/97       22,986
  15,000     5.650  12/09/97       14,981
  38,420     5.650  12/10/97       38,366
           Cooperative
           Association of
           Tractor Dealers,
           Series: A
  13,900     5.750  02/19/98       13,722
           Corporate
           Receivables Corp.
  60,000     5.650  12/01/97       60,000
           CPI Funding
  46,558     5.670  05/26/98       45,267
           CXC, Inc.
  13,088     5.750  01/16/98       12,992
  12,500     5.600  01/27/98       12,389
           Galleon Capital
           Corp.
   7,500     5.570  12/03/97        7,498
   8,488     5.670  12/12/97        8,473
           Gotham Funding
           Corp.
  25,000     5.550  12/03/97       24,992
  15,914     5.550  12/05/97       15,904
           Eureka
           Securitization,
           Inc.
  10,000     5.550  12/18/97        9,974
           Lexington Parker
           Capital Company
           LLC
  35,000     5.540  12/01/97       35,000
  26,000     5.650  12/16/97       25,939
   7,000     5.570  01/30/98        6,935
           Pooled Account
           Receivable Corp.
   7,032     5.670  12/15/97        7,016
  25,974     5.620  12/18/97       25,905
           Ranger Funding
           Corp.
   5,500     5.540  12/19/97        5,485
  15,000     5.740  02/10/98       14,830
           R.O.S.E., Inc.
  15,000     5.650  02/05/98       14,845
  26,000     5.730  02/27/98       25,636
           R.O.S.E., Inc. #2
  22,999     5.690  02/04/98       22,763
           SALTS (II) Cayman
           Islands Corp.
  24,000     5.769  12/18/97       24,000

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
-----------------------------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
-----------------------------------------------------------
                    DIVERSIFIED ASSETS PORTFOLIO--CONTINUED
 ASSET-BACKED SECURITIES--CONTINUED
           SALTS (III) Cayman
           Islands Corp.
 $ 25,000    6.065% 12/18/97   $   25,000
   70,000    5.944  01/23/98       70,000
           Thames Assets
           Global
           Securitization
   23,000    5.800  01/20/98       22,815
   20,000    5.750  02/17/98       19,751
   30,000    5.780  02/23/98       29,595
    9,000    5.750  02/25/98        8,876
           Trident Capital
           Finance, Inc.
   30,000    5.600  01/21/98       29,762
           Variable Funding
           Capital
    7,557    5.700  12/05/97        7,552
   15,125    5.650  12/22/97       15,075
   70,000    5.750  01/20/98       69,441
   16,500    5.730  02/26/98       16,272
           WCP Funding, Inc.
   10,000    5.750  01/16/98        9,927
           Windmill Funding
           Corp.
   10,000    5.750  01/30/98        9,904
           Wood Street
           Funding Corp.
    5,315    5.550  12/16/97        5,303
   20,000    5.600  01/21/98       19,841
   14,000    5.600  01/26/98       13,878
                               ----------
                                  959,386
                               ----------
 BUSINESS SERVICES--2.2%
           Sanwa Business
           Credit Corp.
   20,000    5.560  12/18/97       19,948
   65,000    5.560  12/19/97       64,820
                               ----------
                                   84,768
                               ----------
 COMMUNICATIONS--1.7%
           MCI Communications
           Corp.
    7,500    5.600  12/12/97        7,487
   23,000    5.650  12/16/97       22,946
   22,700    5.610  12/22/97       22,626
   12,500    5.820  01/23/98       12,393
                               ----------
                                   65,452
                               ----------
 ELECTRIC SERVICES--0.5%
           CSW Credit, Inc.
    6,003    5.800  01/13/98        5,961
           Edison
           International
   15,000    5.670  12/08/97       14,983
                               ----------
                                   20,944
                               ----------
 ELECTRONIC AND OTHER
  ELECTRICAL COMPONENTS--0.6%
           General Electric
           Capital Corp.
   24,000    5.700  12/01/97       24,000
                               ----------

           Description
-------------------------------------------
 Principal           Maturity     Amortized
  Amount   Rate      Date              Cost
-------------------------------------------
 FOOD AND KINDRED PRODUCTS--
  1.2%
           Bass Finance
           (C.I.) Ltd.
 $  1,411    5.670%  12/18/97    $    1,407
           Cofco Capital
           Corp. (Credit
           Suisse LOC)
   15,000    5.550   12/03/97        14,995
   15,000    5.600   12/19/97        14,958
   15,000    5.740   01/28/98        14,861
                                 ----------
                                     46,221
                                 ----------
 FOREIGN DEPOSITORY
  INSTITUTIONS--0.8%
           Banco Real S.A.,
           Grand Cayman
           Islands
   15,000    5.650   04/16/98        14,680
           Nacional
           Financiera,
           S.N.C.,
           Grand Cayman
           Islands
   15,000    5.700   05/13/98        14,613
                                 ----------
                                     29,293
                                 ----------
 GENERAL MERCHANDISE STORES--0.6%
           Sears Roebuck
           Acceptance Corp.
   25,000    5.550   03/13/98        24,607
                                 ----------
 INSURANCE CARRIERS--1.7%
           AON Corp.
    9,000    5.670   12/01/97         9,000
           Equitable of Iowa
           Cos.
   10,000    5.750   01/13/98         9,931
           Lincoln National
           Corp.
    3,250    5.550   01/15/98         3,227
           Special Purpose
           Accounts
           Receivable
   30,000    5.750   02/26/98        29,583
           Torchmark, Inc.
   16,000    5.650   12/08/97        15,982
                                 ----------
                                     67,723
                                 ----------
 MEASURING, ANALYZING AND
  CONTROL INSTRUMENTS--2.2%
           Xerox Overseas
           Holdings
   88,000    5.650   12/01/97        88,000
                                 ----------
 MISCELLANEOUS RETAIL--0.1%
           Mont Blanc Capital
    3,450    5.700   12/04/97         3,448
                                 ----------
 NONDEPOSITORY BUSINESS
  CREDIT INSTITUTIONS--2.2%
           FBA Properties,
           Inc. (NationsBank
           Georgia LOC)
    4,300    5.650   12/10/97         4,294
           Finova Capital
           Corp.
   25,000    5.630   02/18/98        24,691
   10,000    5.700   03/12/98         9,840
   15,000    5.700   03/16/98        14,751
           Heller Financial
   34,000    5.650   12/16/97        33,920
                                 ----------
                                     87,496
                                 ----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
-----------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
-----------------------------------------
 NONDEPOSITORY PERSONAL
  CREDIT INSTITUTIONS--2.6%
           American General
           Finance Corp.
 $ 54,500    5.730% 12/01/97   $   54,500
           Countrywide Home
           Loans
   27,750    5.650  12/05/97       27,733
           Green Tree
           Financial Corp.
   20,000    5.910  01/23/98       19,826
                               ----------
                                  102,059
                               ----------
 TRANSPORTATION--10.2%
           BMW US Capital
           Corp.
   15,000    5.550  12/15/97       14,968
           Chrysler Financial
           Corp.
  100,000    5.600  12/22/97       99,673
   25,000    5.600  12/23/97       24,914
           Ford Credit
           Canada, Ltd.
   12,000    5.750  02/23/98       11,839
   25,000    5.750  02/26/98       24,653
   10,000    5.760  03/03/98        9,853
           Ford Motor Credit
           Corp.
   20,000    5.700  12/01/97       20,000
           General Motors
           Acceptance Corp.
   10,000    5.550  12/04/97        9,995
   15,000    5.540  12/11/97       14,977
   20,000    5.690  02/10/98       19,776
   50,000    5.780  02/19/98       49,358
   15,000    5.650  03/05/98       14,779
   10,000    5.590  03/12/98        9,843
   25,000    5.580  03/31/98       24,535
   10,000    5.660  04/15/98        9,788
   15,000    5.740  04/15/98       14,677
    6,000    5.670  04/16/98        5,871
           Mitsubishi Motors
           Credit of America,
           Inc.
   21,000    5.750  12/18/97       20,943
                               ----------
                                  400,442
                               ----------
 WATER SERVICES--0.2%
           Browning Ferris
           Industries
   10,000    5.600  12/18/97        9,974
                               ----------
 WHOLESALE TRADE-DURABLE
  GOODS--1.4%
           Newell Co.
   31,000    5.600  12/05/97       30,981
           Sinochem American
           Holdings, Inc.
   25,000    5.750  12/05/97       24,984
                               ----------
                                   55,965
-----------------------------------------
 TOTAL COMMERCIAL PAPER        $2,069,778
-----------------------------------------

           Description
-----------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
-----------------------------------------
 CORPORATE NOTES--6.2%
           Associates Corp.
           NA
 $ 50,000    5.600% 03/02/98   $   49,991
           Beta Finance
   10,000    6.000  10/27/98       10,000
           CIT Group Holdings
   20,000    6.750  04/30/98       20,065
           Crozer Keystone
           Health System
    7,600    5.730  12/03/97        7,600
           General Electric
           Engine Receivables
           1995-1 Trust FRN
   17,374    5.600  12/01/97       17,374
           General Electric
           Engine Receivables
           1996-1 Trust
   34,732    5.678  12/01/97       34,732
           Key Bank NA
   25,000    6.190  04/13/98       24,995
           Key Bank NA FRN
   51,000    5.515  03/19/98       51,000
           Morgan Stanley
           Trust Certificates
           1996-2
   27,904    5.725  12/23/97       27,905
-----------------------------------------
 TOTAL CORPORATE NOTES         $  243,662
-----------------------------------------
 EURODOLLAR TIME DEPOSITS--
  9.4%
           Banque Brussels
           Lambert, Grand
           Cayman Islands
 $ 50,000    5.750% 12/01/97   $   50,000
           Banque Paribas,
           Grand Cayman
           Islands
   70,000    5.688  12/01/97       70,000
           Bayerische
           Landesbank
           Girozentrale,
           London
    2,000    5.750  12/29/97        2,000
           Berliner Handels
           Und Frankfurter,
           Grand Cayman
           Islands
   50,000    5.688  12/01/97       50,000
           Den Danske Bank,
           Grand Cayman
           Islands
   75,000    5.563  12/01/97       75,000
           Kredietbank, Grand
           Cayman Islands
  125,000    5.688  12/01/97      125,000
-----------------------------------------
 TOTAL EURODOLLAR TIME DEPOS-
  ITS                          $  372,000
-----------------------------------------
 GUARANTEED INVESTMENT CON-
  TRACTS--3.2%
           General American
           Life Insurance Co.
           FRN
 $ 75,000    5.850% 12/23/97   $   75,000
           Integrity Life
           Insurance Co. FRN
   15,000    5.950  01/01/98       15,000
           Transamerica Life
           Insurance and
           Annuity Co. FRN
   35,000    5.641  12/01/97       35,000
-----------------------------------------
 TOTAL GUARANTEED INVESTMENT
  CONTRACTS                    $  125,000
-----------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
-----------------------------------------------------------
 Principal           Maturity     Amortized
  Amount   Rate      Date              Cost
-----------------------------------------------------------
                    DIVERSIFIED ASSETS PORTFOLIO--CONTINUED
 MUNICIPAL INVESTMENTS--5.2%
           City of
           Minneapolis-St.
           Paul (Minnesota)
           Metro Airport GO
           Bond
 $ 28,930    5.756%  12/01/97    $   28,930
           City of Seattle
           (Washington) Ltd.
           GO Bond, Series C
   46,525    5.667   12/03/97        46,525
           County of Kern
           (California)
           Pension Obligation
   18,000    5.828   12/01/97        18,000
           County of Los
           Angeles
           (California)
           Pension Obligation
   40,000    5.880   12/04/97        40,000
           County of Sonoma
           (California)
           Pension Obligation
   22,800    5.980   12/01/97        22,800
           Health Insurance
           Plan of Greater
           New York
   23,500    5.650   12/03/97        23,500
           State of New
           Jersey Economic
           Development
           Authority
   25,000    5.728   12/03/97        25,000
-----------------------------------------------------------
 TOTAL MUNICIPAL INVESTMENTS     $  204,755
-----------------------------------------------------------
 U.S. GOVERNMENT AGENCY--0.9%
 FHLB DISCOUNT NOTE
 $ 35,194    5.600%  12/01/97    $   35,194
-----------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCY    $   35,194
-----------------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--
  0.3%
 U.S. TREASURY BILL
 $ 10,000    5.135%  09/17/98    $    9,586
-----------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATION                         $    9,586
-----------------------------------------------------------
 REPURCHASE AGREEMENTS--8.9%
 REPURCHASE AGREEMENTS--7.6%
           HSBC Securities,
           Inc., Dated
           11/28/97,
           Repurchase Price
           $100,048
           (U.S. Government
           Securities Colld.)
 $100,000    5.720%  12/01/97    $  100,000
           Merrill Lynch
           Government
           Securities, Inc.,
           Dated 11/28/97,
           Repurchase Price
           $200,093 (U.S.
           Government
           Securities Colld.)
  200,000    5.600   12/01/97       200,000
                                 ----------
                                    300,000
                                 ----------
 JOINT REPURCHASE AGREEMENT--1.3%
           UBS Securities,
           Inc., Dated
           08/29/97
           (U.S. Government
           Securities Colld.)
           Accrued Interest
           $146
   50,000    5.690   12/01/97        50,000
-----------------------------------------------------------
 TOTAL REPURCHASE AGREEMENTS     $  350,000
-----------------------------------------------------------
 TOTAL INVESTMENTS--101.8%       $4,010,939
-----------------------------------------------------------
 Liabilities, less other
  assets--(1.8)%                    (69,353)
-----------------------------------------------------------
 NET ASSETS--100.0%              $3,941,586
-----------------------------------------------------------
-----------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
--------------------------------------------------
 Principal   Interest    Maturity Amortized
  Amount       Rate        Date      Cost
--------------------------------------------------
                              GOVERNMENT PORTFOLIO
 U.S. GOVERNMENT AGENCIES--57.2%
 FHLB DISCOUNT NOTES--30.5%
 $ 95,895    5.332%      12/01/97 $   95,895
   50,000    5.352       12/01/97     50,000
   75,000    5.402       12/01/97     75,000
  100,000    5.553       12/01/97    100,000
                                  ----------
                                     320,895
                                  ----------
 FHLB MEDIUM TERM NOTES--18.5%
   67,000    5.720       07/07/98     66,979
   82,000    5.715       07/21/98     81,986
   17,500    5.710       10/01/98     17,502
    7,765    5.690       10/02/98      7,760
   10,230    5.792       10/23/98     10,234
   10,000    5.775       10/30/98      9,999
                                  ----------
                                     194,460
                                  ----------
 FANNIE MAE MEDIUM TERM NOTE--0.5%
    5,000    5.630       08/14/98      4,992
                                  ----------
 OVERSEAS PRIVATE INVESTMENT CORP. FRN--
  4.3%
   45,800    5.660       12/03/97     45,800
                                  ----------
 SLM HOLDING CORP. MEDIUM TERM NOTES--3.4%
   12,000    5.630       08/06/98     11,992
    6,000    5.600       08/11/98      5,990
    4,475    5.790       09/16/98      4,478
   13,000    5.720       11/20/98     12,993
                                  ----------
                                      35,453
--------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES   $  601,600
--------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--1.0%
 U.S. TREASURY NOTE--1.0%
 $ 10,000    7.250%      02/15/98 $   10,033
--------------------------------------------------
 TOTAL U.S. GOVERNMENT
  OBLIGATION                      $   10,033
--------------------------------------------------

           Description
------------------------------------------
 Principal Interest Maturity    Amortized
  Amount     Rate   Date             Cost
------------------------------------------
 REPURCHASE AGREEMENTS--42.8%
 REPURCHASE AGREEMENTS--38.0%
           Donaldson, Lufkin,
           & Jenrette
           Securities, Inc.,
           Dated 11/28/97,
           Repurchase Price
           $100,047 (U.S.
           Government
           Securities Colld.)
 $100,000    5.625% 12/01/97   $  100,000
           HSBC Securities,
           Inc., Dated
           11/28/97,
           Repurchase Price
           $200,095 (U.S.
           Government
           Securities Colld.)
  200,000    5.720  12/01/97      200,000
           SBC Capital
           Markets, Dated
           11/28/97,
           Repurchase Price
           $100,047 (U.S.
           Government
           Securities Colld.)
  100,000    5.680  12/01/97      100,000
                               ----------
                                  400,000
                               ----------
 JOINT REPURCHASE AGREEMENT--4.8%
           UBS Securities,
           Inc., Dated
           08/29/97,
           (U.S. Government
           Securities Colld.)
           Accrued Interest
           $134
   50,000    5.690  12/01/97       50,000
------------------------------------------
 TOTAL REPURCHASE AGREEMENTS   $  450,000
------------------------------------------
 TOTAL INVESTMENTS--101.0%     $1,061,633
------------------------------------------
 Liabilities, less other
  assets--(1.0)%                  (10,232)
------------------------------------------
 NET ASSETS--100.0%            $1,051,401
------------------------------------------
------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
-----------------------------------------------------
 Principal            Maturity Amortized
  Amount     Rate       Date      Cost
-----------------------------------------------------
                          GOVERNMENT SELECT PORTFOLIO
 U.S. GOVERNMENT AGENCIES--100.3%
 FEDERAL FARM CREDIT BANK--0.6%
 $  7,000    5.750%   07/01/98 $    6,994
                               ----------
 FEDERAL FARM CREDIT BANK DISCOUNT
  NOTES--6.5%
   28,000    5.463    12/15/97     27,941
   53,000    5.457    12/17/97     52,872
                               ----------
                                   80,813
                               ----------
 FHLB--14.9%
   64,000    5.720    07/07/98     63,980
   54,000    5.715    07/21/98     53,992
   11,150    5.710    10/01/98     11,151
    8,340    5.690    10/02/98      8,334
   22,875    5.700    10/23/98     22,862
   24,000    5.775    10/30/98     23,998
                               ----------
                                  184,317
                               ----------
 FHLB DISCOUNT NOTES--60.5%
    4,105    5.332    12/01/97      4,105
  193,798    5.603    12/01/97    193,798
   39,000    5.442    12/10/97     38,947
   58,050    5.452    12/10/97     57,971
  144,500    5.461    12/12/97    144,260
   50,000    5.463    12/12/97     49,917
  141,750    5.493    12/17/97    141,406
   38,000    5.503    12/01/97     37,908
   23,184    5.474    12/18/97     23,124
   54,000    5.492    12/19/97     53,852
    4,500    5.502    02/02/98      4,459
                               ----------
                                  749,747
                               ----------
 SLM HOLDING CORP.--4.8%
   10,000    5.535    02/25/98      9,999
   17,000    6.080    08/11/98     16,970
   17,000    5.820    09/16/98     17,008
   15,500    5.720    11/20/98     15,492
                               ----------
                                   59,469
                               ----------

           Description
-------------------------------------------------------------------
 Principal
  Amount/                               Maturity        Amortized
  Shares           Rate                   Date             Cost
-------------------------------------------------------------------
 SLM HOLDING CORP. DISCOUNT NOTES--13.0%
 $46,600     5.444%               12/17/97              $   46,488
  77,000     5.455                12/18/97                  76,803
  38,000     5.468                12/22/97                  37,879
                                                        ----------
                                                           161,170
-------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES                         $1,242,510
-------------------------------------------------------------------
 OTHER INVESTMENT--0.0%
           Dreyfus Treasury Prime Cash Management,
           Class A
     594       --                      --               $      594
-------------------------------------------------------------------
 TOTAL OTHER INVESTMENT                                 $      594
-------------------------------------------------------------------
 TOTAL INVESTMENTS--100.3%                              $1,243,104
-------------------------------------------------------------------
 Liabilities, less other assets--(0.3)%                     (3,711)
-------------------------------------------------------------------
 NET ASSETS--100.0%                                     $1,239,393
-------------------------------------------------------------------
-------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

Description
-----------------------------------------------------------------------------------------------------
Principal                                                Maturity                           Amortized
 Amount                 Rate                               Date                               Cost
-----------------------------------------------------------------------------------------------------
                              TAX-EXEMPT PORTFOLIO
MUNICIPAL INVESTMENTS--93.4%
ALABAMA--0.2%
City of Greenville IDR VRDN,
 Series 1992, Allied-Signal
 Project (FMC Corp. Gtd.)
$ 1,350                 4.000%                           12/07/97                            $  1,350
                                                                                             --------
ALASKA--0.7%
Alaska Housing Finance Corp.
 VRDN, Series 1994, Merrill P-
 Floats, PT-37 (FNMA Securities
 Colld.)
  3,900                 3.950                            12/01/97                               3,900
                                                                                             --------
ARKANSAS--0.1%
County of Jefferson PCR Bond,
 Arkansas Electric Coop. Corp.
 Project D (National Rural
 Utility Coop. Finance Co. Gtd.)
    560                 3.850                            03/01/98                                 560
                                                                                             --------
CALIFORNIA--8.5%
City of Freemont Unified School
 District TRAN, Series 1997
  4,600                 4.250                            06/30/98                               4,609
City of San Marcos Public
 Facilities Authority, Series
 BTP-188, Civic Center Project
 (U.S. Government Securities
 Colld.)
  7,961                 3.950                            03/30/98                               7,961
County of Irvine Ranch Water
 District, Series 1993 B,
 Districts 2, 102, 103, & 206
 (Morgan Guaranty Trust Co. LOC)
  6,000                 3.600                            12/01/97                               6,000
County of Los Angeles TRAN,
 Series A
  5,000                 4.500                            06/30/98                               5,018
County of Riverside TRAN, Series
 A
  5,000                 4.500                            06/30/98                               5,015
County of Sacramento Multifamily
 Housing Revenue VRDN, Series
 1985 C (Dai-Ichi Kangyo Bank
 LOC)
    200                 3.900                            12/07/97                                 200
State of California RAN, Series
 1997 B
 21,000                 4.150                            12/01/97                              21,000
                                                                                             --------
                                                                                               49,803
                                                                                             --------
DISTRICT OF COLUMBIA--0.4%
District of Columbia VRDN,
 Series A, Columbia Hospital for
 Women Project (Bank of Tokyo-
 Mitsubishi LOC)
  2,800                 4.250                            12/07/97                               2,800
                                                                                             --------
FLORIDA--7.9%
County of Alachua Health
 Facilities Authority, Academic
 Research Building Project
 (Barnett Bank LOC)
  2,550                 3.900                            02/09/98                               2,550
County of Broward Housing
 Finance Authority Revenue VRDN
 Sanctuary Park Apts Multifamily
 Project (PNC LOC)
  1,660                 3.900                            12/01/97                               1,660

Description
-----------------------------------------------------------------------------------------------------
Principal                                                Maturity                           Amortized
 Amount                 Rate                               Date                               Cost
-----------------------------------------------------------------------------------------------------
County of Dade School District
 GO VRDN, Series 1994 BTP-66
 (MBIA Insured)
$ 5,535                 4.050%                           12/07/97                            $  5,535
County of Dade Solid Waste
 System Revenue Bond BAN
  5,000                 4.750                            09/01/98                               5,019
County of Orange Health
 Facilities Authority VRDN,
 Mayflower Retirement Community
 Project (Rabobank Group LOC)
  2,000                 4.000                            12/07/97                               2,000
County of Orange Housing Finance
 Authority VRDN, Citicorp Eagle
 Trust Series 1987-A
 (GNMA Securities Colld.)
  5,000                 3.990                            12/07/97                               5,000
Florida State Board of Education
 Capital Outlay Board VRDN,
 Series B, BTP-52 ADP
  5,000                 4.050                            12/07/97                               5,000
Florida State Board of Education
 VRDN, Series 1994 E, Eagle
 Trust No. 940901
 15,500                 4.040                            12/07/97                              15,500
Florida State Board of Education
 VRDN, Series 1991 B, BTP 233
 (U.S. Govt Secs. Colld.)
  4,000                 3.800                            12/08/97                               4,000
                                                                                             --------
                                                                                               46,264
                                                                                             --------
GEORGIA--5.8%
County of Appling Development
 Authority PCR VRDN, Georgia
 Power Co. Plant Hatch Project
 1997 (Georgia Power Gtd.)
  1,500                 3.850                            12/01/97                               1,500
County of DeKalb Development
 Authority PCR VRDN, Series
 1987, General Motors Project
 (General Motors Corp. Gtd.)
  2,000                 3.950                            12/07/97                               2,000
County of Elbvert Development
 Authority IDR VRDN, Series
 1992, Allied-Signal Project
 (FMC Corp. Gtd.)
  2,430                 4.000                            12/07/97                               2,430
County of Fulton Development
 Authority IDR VRDN, General
 Motors Project (General Motors
 Corp. Gtd.)
  2,100                 3.950                            12/07/97                               2,100
County of Fulton Resident
 Elderly Authority VRDN, St.
 Anne's Terrace Project
 (NationsBank South LOC)
  2,600                 4.050                            12/07/97                               2,600
County of Heard Development
 Authority PCR VRDN, Georgia
 Power Co. Plant Wansley Project
 1997 (Georgia Power Co. Gtd.)
  1,200                 3.850                            12/01/97                               1,200
Metro Atlanta Rapid Transit
 Authority Revenue VRDN, Series
 A, BTP-58 (AMBAC Insured)
  5,965                 4.050                            12/07/97                               5,965

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

Description
-----------------------------------------------------------------------------------------------------
Principal                                                Maturity                           Amortized
 Amount                 Rate                               Date                               Cost
-----------------------------------------------------------------------------------------------------
                        TAX-EXEMPT PORTFOLIO--CONTINUED
GEORGIA--Continued
State of Georgia GO VRDN,
 Series 1993 F, BTP-82A
$ 9,900                 3.800%                           01/14/98                            $  9,900
State of Georgia GO VRDN,
 Series 1994 D, BTP-100
  6,035                 3.800                            01/14/98                               6,035
                                                                                             --------
                                                                                               33,730
                                                                                             --------
ILLINOIS--7.8%
City of Arlington Heights
 Multifamily Housing VRDN,
 Series 1997, Dunton Tower
 Apartments Project (Heller
 Financial LOC)
  2,820                 4.500                            12/07/97                               2,820
City of Chicago Board of
 Education VRDN, BTP-239,
 (AMBAC Insured)
  9,320                 4.150                            04/08/98                               9,320
City of Naperville IDR VRDN,
 General Motors Project
 (General Motors Corp. Gtd.)
  1,480                 3.950                            12/07/97                               1,480
City of Peoria IDR VRDN, Series
 1997, Peoria Production Shop
 Project (Bank One LOC)
  3,000                 4.050                            12/07/97                               3,000
Illinois Educational Facilities
 Authority VRDN, Series 1995 A,
 Lifelink Corp. Obligated Group
 (American National Bank &
 Trust LOC)
  2,900                 3.950                            12/07/97                               2,900
Illinois Educational Facilities
 Authority VRDN, Series 1996,
 The Art Institute of Chicago
 Project
  1,300                 3.900                            12/07/97                               1,300
Illinois HDA TOB, Series 1987
 B, Residential Mortgage
 Program
  1,520                 3.750                            02/01/98                               1,520
Illinois HDA TOB, Series 1987
 C, Residential Mortgage
 Program
  2,945                 3.750                            02/01/98                               2,945
Illinois Health Facilities
 Authority VRDN, Series 1995,
 Healthcor Project (Fuji Bank
 LOC)
  5,950                 4.450                            12/07/97                               5,950
Illinois Health Facilities
 Authority CP, Series 1991,
 Victory Health System Project
 (FNB Chicago LOC)
  4,400                 3.750                            01/30/98                               4,400
Illinois Metropolitan Pier and
 Exposition Authority Dedicated
 Sales Tax Revenue, BTP-230 A
 (U.S. Government Securities
 Colld.)
 10,000                 3.820                            01/28/98                              10,000
                                                                                             --------
                                                                                               45,635
                                                                                             --------

Description
-----------------------------------------------------------------------------------------------------
Principal                                                Maturity                           Amortized
 Amount                 Rate                               Date                               Cost
-----------------------------------------------------------------------------------------------------
INDIANA--1.3%
City of Hammond Local Public
 Improvement Bond, Series A-2
 Advanced Funding Program
$ 5,000                 4.200%                           01/08/98                            $  5,003
Indiana Health Facilities
 Financial Authority Hospital
 Revenue, Series E, Charity
 Obligated Group
  2,500                 3.800                            12/07/97                               2,500
                                                                                             --------
                                                                                                7,503
                                                                                             --------
KANSAS--1.0%
City of LaCygne Environmental
 Revenue VRDN, Series 1994 A
 Kansas City Power & Light
 Project (Kansas City Power &
 Light Gtd.)
  2,082                 3.950                            12/07/97                              2,082
City of Topeka Temporary Notes,
 Series A
  3,800                 4.000                            07/15/98                              3,802
                                                                                            --------
                                                                                               5,884
                                                                                            --------
KENTUCKY--2.5%
City of Danville Lease Revenue
 CP, Municipal Pooled Lease
 Program (PNC Bank LOC)
  3,000                 3.900                            02/10/98                              3,000
City of Mayfield Lease Revenue
 VRDN, Series 1996, Kentucky
 League of Cities Pooled
 Project (PNC Bank LOC)
  1,700                 4.150                            12/07/97                              1,700
Kentucky Interlocal School
 Transportation Association
 TRAN
 10,000                 4.090                            06/30/98                             10,002
                                                                                            --------
                                                                                              14,702
                                                                                            --------
LOUISIANA--2.3%
Louisiana Public Facilities
 Authority PCR VRDN, Series
 1992 Allied-Signal Project
 (FMC Corp. Gtd.)
  7,915                 4.000                            12/07/97                              7,915
Parish of Caddo IDR VRDN,
 General Motors Project
 (General Motors Corp. Gtd.)
  3,800                 3.950                            12/07/97                              3,800
Parish of West Baton Rouge
 District #3 PCR CP, Dow
 Chemical Project (Dow Chemical
 Gtd.)
  1,900                 3.750                            12/10/97                              1,900
                                                                                            --------
                                                                                              13,615
                                                                                            --------
MARYLAND--2.6%
City of Baltimore IDA VRDN,
 Series 1986, Capital
 Acquisition Program (Dai-Ichi
 Kangyo Bank LOC)
  7,300                 4.250                            12/07/97                              7,300
Maryland State Community
 Development Administration,
 Series 1993, PT-12, Merrill P-
 Floats (Maryland Community
 Development Authority)
  3,899                 3.950                            12/01/97                              3,899

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
Maryland State Economic
 Development Authority VRDN,
 Series 1995 (NationsBank LOC)
$ 2,400                   4.050%                           12/07/97                          $  2,400
Maryland State Health & Higher
 Education Facilities Authority
 VRDN, Series A, Helix Health,
 Inc. (NationsBank LOC)
  1,660                   4.050                            12/07/97                             1,660
                                                                                             --------
                                                                                               15,259
                                                                                             --------
MASSACHUSETTS--1.0%
Massachusetts Municipal
 Electric Co. VRDN,
 Series 1994 B, BTP-67 (MBIA
 Insured)
  5,760                   4.050                            12/07/97                             5,760
                                                                                             --------
MICHIGAN--1.5%
City of Detroit School District
 State School Aid Notes, Series
 1997 (Detroit School District
 Gtd.)
  3,000                   4.500                            05/01/98                             3,007
Michigan State Strategic Fund
 IDR VRDN, Allied-Signal
 Project (FMC Corp. Gtd.)
  2,500                   3.950                            12/07/97                             2,500
State of Michigan TRAN, Series
 1997 B
  3,000                   4.500                            07/02/98                             3,011
                                                                                             --------
                                                                                                8,518
                                                                                             --------
MINNESOTA--0.4%
City of St. Paul HDA VRDN,
 Series A, Science Museum of
 Minnesota Project (US Bank NA
 LOC)
  2,300                   3.850                            12/07/97                             2,300
                                                                                             --------
MISSISSIPPI--0.3%
County of Perry PCR VRDN,
 Series 1992, Leaf River Forest
 Project (Wachovia Bank LOC)
  1,800                   3.900                            12/01/97                             1,800
                                                                                             --------
MISSOURI--2.3%
City of St. Louis TRAN, Series
 1997
  5,400                   4.500                            06/30/98                             5,420
County of St. Louis IDA VRDN,
 Friendship Village West
 Community Project (LaSalle
 National Bank LOC)
  2,600                   4.000                            12/07/97                             2,600
County of St. Louis IDA VRDN,
 Merrill P-Floats, Series PA-
 120, South Point Apartments
 Project (Rabobank Group LOC)
  2,975                   4.100                            12/07/97                             2,975
Missouri Higher Education Loan
 Authority VRDN, Series 1990 A
 (National Westminster Bank
 LOC)
  2,800                   4.000                            12/07/97                             2,800
                                                                                             --------
                                                                                               13,795
                                                                                             --------

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
NEVADA--1.5%
County of Clark School District
 GO VRDN, Citicorp Eagle Trust
 No. 962804 (FGIC Insured)
$ 2,900                   3.990%                           12/07/97                          $  2,900
State of Nevada GO VRDN, Series
 1997 SGB31 (FGIC Insured)
  5,800                   4.000                            12/07/97                             5,800
                                                                                             --------
                                                                                                8,700
                                                                                             --------
NEW YORK--5.1%
City of New York GO, Series
 1992 A, Citicorp TOB CR-16
 (FSA Insured)
 10,100                   3.800                            02/15/98                            10,100
City of New York RAN, Series 26
 LB Trust Receipts (Societe
 Generale LOC)
  7,100                   4.150                            12/01/97                             7,100
City of New York Municipal
 Water Finance Authority VRDN
 (MBIA Insured)
  3,800                   3.940                            12/07/97                             3,800
Marine Midland Premium Loan
 Trust VRDN COP, Series 1991 B
 (Hong Kong & Shanghai Banking
 Corp. LOC)
  1,381                   4.050                            12/07/97                             1,381
New York State Environment
 Facilities Corp. PCR VRDN,
 Eagle Trust No. 943204 (FSA
 Insured)
  5,800                   3.990                            12/07/97                             5,800
Pooled VRDN P-Floats, Series
 PPT2
  1,515                   4.000                            12/01/97                             1,515
                                                                                             --------
                                                                                               29,696
                                                                                             --------
NORTH CAROLINA--0.8%
County of Buncombe PCR IDR
 VRDN, Series 1996, Cooper
 Industries, Inc. Project
 (Cooper Industries Gtd.)
  3,200                   4.050                            12/07/97                             3,200
County of Wake Industrial
 Pollution Finance Authority
 PCR VRDN, Series 1985 C,
 Carolina Power & Light Project
 (Sumitomo Bank Ltd. LOC)
  1,400                   4.350                            12/07/97                             1,400
                                                                                             --------
                                                                                                4,600
                                                                                             --------
OHIO--5.3%
County of Cuyahoga Hospital
 VRDN, Series C, The Cleveland
 Clinic Project (Bank of
 America LOC)
  1,000                   3.850                            12/07/97                             1,000
Red Roof Inns Mortgage Bond
 Trust VRDN (National City Bank
 LOC)
  3,339                   3.900                            12/15/97                             3,339
State of Ohio Air Quality
 Development Authority CP,
 Series A, Pollution Control-
 Duquesne Electric Project
 (Union Bank of Switzerland
 LOC)
  4,000                   3.950                            07/10/98                             4,000

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
                        TAX-EXEMPT PORTFOLIO--CONTINUED
OHIO--Continued
State of Ohio Environmental
 Improvement Authority PCR VRDN
 Series 1986, USX Corp. Project
 (Sanwa Bank LOC)
$ 6,000                   4.200%                           12/07/97                          $  6,000
State of Ohio Higher Education
 Capital Facilities VRDN,
 Series 1990 A, BTP-29 (MBIA
 Insured)
  3,000                   4.000                            12/07/97                             3,000
State of Ohio Higher Education
 Capital Facilities VRDN,
 Series 1994 A, BTP-69 (AMBAC
 Insured)
  8,545                   4.050                            12/07/97                             8,545
State of Ohio Water Development
 Authority PCR VRDN, Phillip
 Morris Cos. Project (Phillip
 Morris Companies, Inc. LOC)
  5,000                   4.000                            12/07/97                             5,000
                                                                                             --------
                                                                                               30,884
                                                                                             --------
OKLAHOMA--3.0%
City of Tulsa Airports
 Improvement VRDN, Series B-2
 (MBIA Insured)
  9,390                   3.990                            12/07/97                             9,390
State of Oklahoma Water
 Resources Board, Series 1994
 A, State Loan Program
  8,000                   3.750                            03/02/98                             8,000
                                                                                             --------
                                                                                               17,390
                                                                                             --------
OREGON--0.9%
City of Portland Sewer System,
 Series A (FGIC Insured)
  5,400                   4.000                            12/07/97                             5,400
                                                                                             --------
PENNSYLVANIA--4.6%
City of Philadelphia Authority
 IDR, Series 1988, Franklin
 Institute Project (PNC Bank
 LOC)
  2,800                   4.000                            12/07/97                             2,800
City of Philadelphia School
 District TRAN
 (Commerzbank LOC)
 10,000                   4.500                            06/30/98                            10,031
County of Allegheny Hospital
 Development Authority VRDN,
 Series B-2, Presbyterian
 University Hospital Project
 (PNC Bank LOC)
  1,000                   3.850                            12/01/97                             1,000
County of Allegheny IDA VRDN,
 Series A, Sewickley Academy
 Project (PNC Bank LOC)
  3,000                   4.050                            12/07/97                             3,000
County of Luzerne TRAN, Series
 1997
  4,500                   3.840                            12/31/97                             4,500
County of Warren Hospital
 Authority VRDN, Series 1994 B
 (PNC Bank LOC)
  1,000                   4.000                            12/07/97                             1,000
County of Washington Hospital
 Authority VRDN,
 Series B1-D, Eye and Ear
 Hospital (PNC Bank LOC)
  1,025                   3.850                            12/01/97                             1,025

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
County of Washington Hospital
 Authority VRDN,
 Series B1-E, Eye & Ear
 Hospital (PNC Bank LOC)
$   850                   3.850%                           12/01/97                          $    850
State of Pennsylvania Higher
 Education Facilities Authority
 Series I (AMBAC Insured)
  3,000                   4.500                            11/01/98                             3,017
                                                                                             --------
                                                                                               27,223
                                                                                             --------
SOUTH CAROLINA--0.9%
County of Lexington IDR VRDN,
 Series 1992, Allied-Signal
 Project (FMC Corp. Gtd.)
    800                   4.000                            12/07/97                               800
County of Lexington IDR VRDN,
 Series 1992 A,
 Allied-Signal Project (FMC
 Corp. Gtd.)
  1,880                   4.000                            12/07/97                             1,880
University of South Carolina
 Athletics Facility Revenue BAN
  2,550                   4.000                            02/26/98                             2,552
                                                                                             --------
                                                                                                5,232
                                                                                             --------
TENNESSEE--2.4%
City of Memphis GO VRDN, Series
 1996 Soc Gen
 Series SGB-23
  5,000                   4.000                            12/07/97                             5,000
County of Montgomery Public
 Building Authority Adjustable
 Loan Pool, Series 1996
 (NationsBank LOC)
  4,960                   4.050                            12/07/97                             4,960
County of Shelby GO, Series B,
 BTP-216
  4,000                   3.900                            01/15/98                             4,000
                                                                                             --------
                                                                                               13,960
                                                                                             --------
TEXAS--10.1%
City of Austin School District
 Building and Refunding VRDN,
 Series ML SG, Series SG-68
 (Permanent School Fund of
 Texas Gtd.)
  4,900                   4.050                            12/07/97                             4,900
City of Bastrop Independent
 School District GO VRDN,
 Series 1997, Series SGB 37
 (Permanent School Fund of
 Texas Gtd.)
  6,500                   4.000                            12/07/97                             6,500
City of Dallas-Ft Worth Airport
 Revenue Refunding VRDN, Series
 1995 SG, Series SGB-5 (FGIC
 Insured)
  6,600                   4.000                            12/07/97                             6,600
City of Denton Independent
 School District GO, Series B
 (Permanent School Fund of
 Texas Gtd.)
  6,000                   3.900                            08/15/98                             6,000
City of North Harris Montgomery
 Community College GO, Series
 1997 (FGIC Insured)
  5,000                   3.890                            01/15/98                             5,001
City of San Antonio Electric
 and Gas System Revenue,
 Series ML SG, Series SG-105
 10,000                   4.050                            12/07/97                            10,000

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
County of Bexar Multifamily
 Housing Finance Authority
 VRDN, Series 1988 A,
 Creighton's Mill Development
 Project (New England Mutual
 Gtd.)
$ 2,600                   4.000%                           12/07/97                          $  2,600
County of Harris Toll Road
 Unlimited Tax Revenue VRDN,
 Series 1994 A, Citicorp Eagle
 Trust No. 954302
  5,500                   4.040                            12/07/97                             5,500
Port Development Corp. Marine
 Terminal IDR CP, Series 1985
 A, Mitsui & Co. Project
 (Industrial Bank of Japan LOC)
  7,250                   3.800                            12/08/97                             7,250
State of Texas TRAN, Series
 1997 A
  5,000                   4.750                            08/31/98                             5,033
                                                                                             --------
                                                                                               59,384
                                                                                             --------
VIRGINIA--6.4%
City of Norfolk GO VRDN, Eagle
 Trust No. 944601
 14,800                   4.040                            12/07/97                            14,800
City of Richmond Redevelopment
 and Housing Authority VRDN,
 Series 1995 A, Old Manchester
 Project (Wachovia Bank of
 North Carolina LOC)
  2,000                   4.050                            12/07/97                             2,000
State of Virginia GO VRDN,
 Series 1994, Citicorp Eagle
 Trust No. 954601
  7,000                   4.040                            12/07/97                             7,000
State of Virginia Public School
 Authority Revenue Bond
  7,565                   4.100                            04/01/98                             7,571
Town of Louisa IDA VRDN, Series
 1995 (NationsBank LOC)
  1,400                   4.050                            12/07/97                             1,400
Town of Louisa PCR CP, Series
 1987 (Virginia Electric Power
 Co. Gtd.)
  4,700                   3.900                            02/10/98                             4,700
                                                                                             --------
                                                                                               37,471
                                                                                             --------
WASHINGTON--3.5%
City of Kent Economic
 Development Corp. IDR VRDN,
 Associated Grocers Project
 (Bank of America LOC)
  3,800                   4.776                            12/07/97                             3,800
Port of Anacortes IDA IDR CP,
 Texaco Project (Texaco, Inc.
 Gtd.)
  9,500                   3.750                            12/03/97                             9,500
Washington State GO VRDN,
 Smith-Barney Soc Gen, Series
 1993 B, SGB-13
  6,950                   4.000                            12/07/97                             6,950
                                                                                             --------
                                                                                               20,250
                                                                                             --------

                      Description
-------------------------------------------------------------------------------------------------
Principal
 Amount/                                                Maturity                       Amortized
 Shares                  Rate                             Date                         Cost/Value
-------------------------------------------------------------------------------------------------
WISCONSIN--1.9%
City of Delavan Darien School
 District BAN
$ 3,595                  4.150%                         04/15/98                         $  3,598
City of Madison GO, Series A
  2,200                  5.000                          05/01/98                            2,209
City of Milwaukee RAN, Series A
  5,600                  4.250                          02/19/98                            5,607
                                                                                         --------
                                                                                           11,414
                                                                                         --------
WYOMING--0.4%
City of Green River PCR VRDN
 Allied-Signal Project (FMC
 Corp. Gtd.)
  2,225                  4.000                          12/07/97                            2,225
-------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL INVESTMENTS                                             $547,007
-------------------------------------------------------------------------------------------------
OTHER INVESTMENTS--0.9%
AIM Tax Free Money Market Fund
    105                     --                                --                         $    105
Dreyfus Tax Exempt Cash
 Management Fund
    400                     --                                --                              400
Federated Tax-Free Trust Money
 Market Fund #15
  3,312                     --                                --                            3,312
Federated Tax-Free Trust Money
 Market Fund #73
    819                     --                                --                              819
Provident Municipal Fund
    437                     --                                --                              437

--------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS                                                 $  5,073
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--94.3%                                                $552,080
--------------------------------------------------------------------------------
Other assets, less liabilities--5.7%                                      33,079
--------------------------------------------------------------------------------
NET ASSETS--100.0%                                                      $585,159
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1997
(All amounts in thousands, except net asset value per unit)

                                 Diversified              Government
                                   Assets     Government    Select   Tax-Exempt
                                  Portfolio   Portfolio   Portfolio  Portfolio
-------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
amortized cost                   $3,660,939   $  611,633  $1,243,104  $552,080
Repurchase agreements, at cost      350,000      450,000          --        --
Cash                                      1           --          --        --
Receivables:
 Interest                            18,948        4,933       3,865     6,550
 Fund units sold                    298,254       23,280       9,016    24,442
 Investment securities sold              --           --          --    11,025
 Administrator                          107           24          90        23
Other assets                             49           31          15        14
-------------------------------------------------------------------------------
TOTAL ASSETS                      4,328,298    1,089,901   1,256,090   594,134
-------------------------------------------------------------------------------
LIABILITIES:
Payable for:
 Fund units redeemed                368,806       33,418      10,893     6,948
 Distributions to unitholders        16,646        4,734       5,495     1,795
Accrued expenses:
 Advisory fees                          771          224         102       127
 Administration fees                    308           89         102        51
 Custodian fees                          35           11          12         7
 Transfer agent fees                      3            1          --         1
Other liabilities                       143           23          93        46
-------------------------------------------------------------------------------
TOTAL LIABILITIES                   386,712       38,500      16,697     8,975
-------------------------------------------------------------------------------
NET ASSETS                       $3,941,586   $1,051,401  $1,239,393  $585,159
-------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Paid-in capital                  $3,942,953   $1,051,494  $1,239,391  $584,991
Accumulated net realized gains
(losses) on investment transac-
tions                                (1,367)         (93)          2       168
-------------------------------------------------------------------------------
NET ASSETS                       $3,941,586   $1,051,401  $1,239,393  $585,159
-------------------------------------------------------------------------------
Total units outstanding (no par
value), unlimited units autho-
rized                             3,942,953    1,051,494   1,239,391   584,991
-------------------------------------------------------------------------------
Net asset value, offering and
redemption price per unit             $1.00        $1.00       $1.00     $1.00
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1997
(All amounts in thousands)

                                  Diversified            Government
                                    Assets    Government   Select   Tax-Exempt
                                   Portfolio  Portfolio  Portfolio  Portfolio
------------------------------------------------------------------------------
INTEREST INCOME                    $202,224    $71,708    $56,010    $25,872
------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees              8,945      3,243      2,546      1,731
Administration fees                   3,082      1,208      1,048        749
Custodian fees                          412        140         98        101
Professional fees                       136         46         38         47
Transfer agent fees                     127         35         30         22
Registration fees                       103         50        101         26
Trustee fees and expenses                80         30         23         22
Other                                   141         59         47         37
------------------------------------------------------------------------------
TOTAL EXPENSES                       13,026      4,811      3,931      2,735
Less: Voluntary waivers of in-
 vestment advisory fees                  --         --     (1,528)        --
Less: Expenses reimbursable by
 Administrator                         (478)      (263)      (360)      (306)
------------------------------------------------------------------------------
Net expenses                         12,548      4,548      2,043      2,429
------------------------------------------------------------------------------
NET INVESTMENT INCOME               189,676     67,160     53,967     23,443
Net realized gains on investment
 transactions                           207        212         78         27
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RE-
 SULTING FROM OPERATIONS           $189,883    $67,372    $54,045    $23,470
------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1997 and 1996
(All amounts in thousands)

                              Diversified Assets
                                   Portfolio           Government Portfolio
                            ------------------------  ------------------------
                               1997         1996         1997         1996
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
 Net investment income         $189,676     $162,308      $67,160      $53,208
 Net realized gains on
  investment transactions           207          327          212          133
-------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations      189,883      162,635       67,372       53,341
-------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS:
 Net investment income         (189,676)    (162,308)     (67,160)     (53,208)
-------------------------------------------------------------------------------
Total distributions to
 unitholders                   (189,676)    (162,308)     (67,160)     (53,208)
-------------------------------------------------------------------------------
UNIT TRANSACTIONS (AT
$1.00 PER UNIT):
 Proceeds from the sale of
  units                      49,976,344   42,285,142   16,517,258   12,329,359
 Reinvested distributions         2,169          860          580          --
 Cost of units redeemed     (49,216,663) (41,717,147) (16,735,164) (11,911,641)
-------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 unit transactions              761,850      568,855     (217,326)     417,718
-------------------------------------------------------------------------------
Net increase (decrease)         762,057      569,182     (217,114)     417,851
Net assets--beginning of
 year                         3,179,529    2,610,347    1,268,515      850,664
-------------------------------------------------------------------------------
NET ASSETS--END OF YEAR      $3,941,586   $3,179,529   $1,051,401   $1,268,515
-------------------------------------------------------------------------------
                               Government Select
                                   Portfolio           Tax-Exempt Portfolio
                            ------------------------  ------------------------
                               1997         1996         1997         1996
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
 Net investment income          $53,967      $40,087      $23,443      $25,061
 Net realized gains on
  investment transactions            78           97           27          102
-------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations       54,045       40,184       23,470       25,163
-------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS:
 Net investment income          (53,967)     (40,087)     (23,443)     (25,061)
-------------------------------------------------------------------------------
Total distributions to
 unitholders                    (53,967)     (40,087)     (23,443)     (25,061)
-------------------------------------------------------------------------------
UNIT TRANSACTIONS (AT
$1.00 PER UNIT):
 Proceeds from the sale of
  units                       6,143,005    4,712,236    5,626,217    5,526,968
 Reinvested distributions         4,952          963          172          126
 Cost of units redeemed      (5,744,991)  (4,562,089)  (5,679,764)  (5,692,419)
-------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 unit transactions              402,966      151,110      (53,375)    (165,325)
-------------------------------------------------------------------------------
Net increase (decrease)         403,044      151,207      (53,348)    (165,223)
Net assets--beginning of
 year                           836,349      685,142      638,507      803,730
-------------------------------------------------------------------------------
NET ASSETS--END OF YEAR      $1,239,393     $836,349     $585,159     $638,507
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
DIVERSIFIED ASSETS PORTFOLIO

                      1997        1996        1995           1994        1993        1992        1991        1990        1989
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR       $1.00       $1.00       $1.00          $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
INCOME FROM IN-
VESTMENT OPERA-
TIONS:
 Net investment
 income                  0.05        0.05        0.06           0.04        0.03        0.04        0.06        0.08        0.09
---------------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                    0.05        0.05        0.06           0.04        0.03        0.04        0.06        0.08        0.09
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment
 income                 (0.05)      (0.05)      (0.06)         (0.04)      (0.03)      (0.04)      (0.06)      (0.08)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to
unitholders             (0.05)      (0.05)      (0.06)         (0.04)      (0.03)      (0.04)      (0.06)      (0.08)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR             $1.00       $1.00       $1.00          $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return (a)         5.42%       5.30%       5.78%(b)       3.92%       3.00%       3.80%       6.19%       8.01%       8.98%
Ratio to average
net assets of:
 Expenses, net of
 waivers and re-
 imbursements            0.35%       0.34%       0.34%          0.35%       0.34%       0.34%       0.35%       0.35%       0.37%
 Expenses, before
 waivers and re-
 imbursements            0.36%       0.34%       0.34%          0.35%       0.36%       0.35%       0.36%       0.36%       0.37%
 Net investment
 income, net of
 waivers and
 reimbursements          5.30%       5.18%       5.63%          3.74%       3.00%       3.79%       6.18%       8.01%       8.98%
 Net investment
 income, before
 waivers and
 reimbursements          5.29%       5.18%       5.63%          3.74%       2.98%       3.78%       6.17%       8.00%       8.98%
Net assets at end
of year (in thou-
sands)             $3,941,586  $3,179,529  $2,610,347     $2,891,880  $3,200,288  $2,801,744  $2,784,485  $2,192,756  $1,871,713
---------------------------------------------------------------------------------------------------------------------------------
                      1988
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR       $1.00
INCOME FROM IN-
VESTMENT OPERA-
TIONS:
 Net investment
 income                  0.07
---------------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                    0.07
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment
 income                 (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to
unitholders             (0.07)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR             $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return (a)         7.15%
Ratio to average
net assets of:
 Expenses, net of
 waivers and re-
 imbursements            0.39%
 Expenses, before
 waivers and re-
 imbursements            0.39%
 Net investment
 income, net of
 waivers and
 reimbursements          7.15%
 Net investment
 income, before
 waivers and
 reimbursements          7.15%
Net assets at end
of year (in thou-
sands)             $1,528,203
---------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.73% absent the effect of a capital contribution equivalent to $.0005 per share received from Northern Trust Corporation.


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
GOVERNMENT PORTFOLIO

                         1997        1996       1995         1994       1993        1992       1991      1990      1989
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BE-
GINNING OF YEAR            $1.00       $1.00     $1.00        $1.00       $1.00       $1.00     $1.00     $1.00     $1.00
INCOME FROM INVEST-
MENT OPERATIONS:
 Net investment in-
 come                       0.05        0.05      0.06         0.04        0.03        0.04      0.06      0.08      0.09
--------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                       0.05        0.05      0.06         0.04        0.03        0.04      0.06      0.08      0.09
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment in-
 come                      (0.05)      (0.05)    (0.06)       (0.04)      (0.03)      (0.04)    (0.06)    (0.08)    (0.09)
--------------------------------------------------------------------------------------------------------------------------
Total distributions
to unitholders             (0.05)      (0.05)    (0.06)       (0.04)      (0.03)      (0.04)    (0.06)    (0.08)    (0.09)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
OF YEAR                    $1.00       $1.00     $1.00        $1.00       $1.00       $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------
Total return (a)            5.31%       5.20%     5.64%(b)     3.78%       2.91%       3.91%     6.18%     7.89%     8.63%
Ratio to average net
assets of:
 Expenses, net of
 waivers and reim-
 bursements                 0.35%       0.35%     0.35%        0.34%       0.34%       0.34%     0.35%     0.37%     0.50%
 Expenses, before
 waivers and reim-
 bursements                 0.37%       0.38%     0.40%        0.41%       0.38%       0.40%     0.40%     0.46%     0.50%
 Net investment in-
 come, net of waiv-
 ers and reimburse-
 ments                      5.18%       5.08%     5.49%        3.60%       2.92%       3.71%     6.03%     7.88%     8.63%
 Net investment in-
 come, before waiv-
 ers and reimburse-
 ments                      5.16%       5.05%     5.44%        3.53%       2.88%       3.65%     5.98%     7.79%     8.63%
Net assets at end of
year (in thousands)   $1,051,401  $1,268,515  $850,664     $787,816  $1,065,705  $1,163,905  $895,405  $971,720  $423,517
--------------------------------------------------------------------------------------------------------------------------
                        1988
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BE-
GINNING OF YEAR          $1.00
INCOME FROM INVEST-
MENT OPERATIONS:
 Net investment in-
 come                     0.07
--------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                     0.07
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment in-
 come                    (0.07)
--------------------------------------------------------------------------------------------------------------------------
Total distributions
to unitholders           (0.07)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
OF YEAR                  $1.00
--------------------------------------------------------------------------------------------------------------------------
Total return (a)          6.83%
Ratio to average net
assets of:
 Expenses, net of
 waivers and reim-
 bursements               0.54%
 Expenses, before
 waivers and reim-
 bursements               0.55%
 Net investment in-
 come, net of waiv-
 ers and reimburse-
 ments                    6.83%
 Net investment in-
 come, before waiv-
 ers and reimburse-
 ments                    6.82%
Net assets at end of
year (in thousands)   $335,301
--------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.53% absent the effect of a capital contribution equivalent to $.0011 per share received from Northern Trust Corporation.


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
GOVERNMENT SELECT PORTFOLIO

                            1997       1996      1995         1994      1993      1992      1991    1990(a)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF YEAR                  $1.00     $1.00     $1.00        $1.00     $1.00     $1.00     $1.00    $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income         0.05      0.05      0.06         0.04      0.03      0.04      0.06     0.01
------------------------------------------------------------------------------------------------------------
Total income from in-
vestment operations            0.05      0.05      0.06         0.04      0.03      0.04      0.06     0.01
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment income        (0.05)    (0.05)    (0.06)       (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
------------------------------------------------------------------------------------------------------------
Total distributions to
unitholders                   (0.05)    (0.05)    (0.06)       (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                          $1.00     $1.00     $1.00        $1.00     $1.00     $1.00     $1.00    $1.00
------------------------------------------------------------------------------------------------------------
Total return (b)               5.41%     5.31%     5.82%(c)     3.84%     3.00%     3.71%     5.82%    0.50%
Ratio to average net
assets of (d):
 Expenses, net of waiv-
 ers and reimbursements        0.20%     0.20%     0.20%        0.20%     0.20%     0.20%     0.20%    0.20%
 Expenses, before waiv-
 ers and reimbursements        0.39%     0.40%     0.41%        0.43%     0.49%     0.52%     0.60%    1.33%
 Net investment income,
 net of waivers and
 reimbursements                5.30%     5.19%     5.67%        3.83%     2.99%     3.70%     5.78%    7.65%
 Net investment income,
 before waivers and
 reimbursements                5.11%     4.99%     5.46%        3.60%     2.70%     3.38%     5.38%    6.52%
Net assets at end of
year (in thousands)      $1,239,393  $836,349  $685,142     $493,718  $386,507  $264,756  $160,750  $44,215
------------------------------------------------------------------------------------------------------------

(a) For the period November 7, 1990 (commencement of operations) through November 30, 1990.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Total return for the year ended November 30, 1995 would have been 5.80% absent the effect of a capital contribution equivalent to $.0002 per share received from Northern Trust Corporation.
(d)  Annualized for periods less than one year.


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
TAX-EXEMPT PORTFOLIO

                           1997      1996      1995      1994       1993        1992       1991      1990      1989      1988
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF YEAR                $1.00     $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.03      0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06      0.05
--------------------------------------------------------------------------------------------------------------------------------
Total income from in-
vestment operations          0.03      0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06      0.05
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment income      (0.03)    (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)    (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to
unitholders                 (0.03)    (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)    (0.05)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $1.00     $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------------
Total return (a)             3.44%     3.37%     3.71%     2.62%       2.27%       2.97%     4.57%     5.71%     6.04%     4.92%
Ratio to average net
assets of:
 Expenses, net of waiv-
 ers and reimbursements      0.35%     0.35%     0.35%     0.35%       0.34%       0.34%     0.35%     0.36%     0.49%     0.48%
 Expenses, before waiv-
 ers and reimbursements      0.39%     0.40%     0.41%     0.36%       0.38%       0.39%     0.40%     0.43%     0.49%     0.48%
 Net investment income,
 net of waivers and
 reimbursements              3.38%     3.32%     3.63%     2.40%       2.27%       2.95%     4.57%     5.71%     6.03%     4.92%
 Net investment income,
 before waivers and
 reimbursements              3.34%     3.27%     3.57%     2.39%       2.23%       2.90%     4.52%     5.64%     6.03%     4.92%
Net assets at end of
year (in thousands)      $585,159  $638,507  $803,730  $853,103  $1,191,932  $1,226,480  $872,405  $752,257  $545,215  $529,680
--------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
November 30, 1997

1. ORGANIZATION
The Benchmark Funds (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes seventeen portfolios, each with its own investment objective. The Northern Trust Company ("Northern") acts as the Trust's investment adviser, transfer agent, and custodian. Goldman, Sachs & Co. ("Goldman Sachs") acts as the Trust's administrator and distributor. Presented herein are the financial statements of the money market portfolios.
 The Trust includes four diversified money market portfolios: Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio and Tax-Exempt Portfolio (the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation
Investments are valued at amortized cost, which approximates market value. Under the amortized cost method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

(b) Repurchase Agreements
During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern, as custodian for the Trust, at the Federal Reserve Bank of Chicago.
 Each Portfolio may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern. Northern administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios. The Diversified Assets and Government Portfolios had entered into such joint repurchase agreements as of November 30, 1997, as reflected in the accompanying Statements of Investments.

(c) Interest Income
Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

(d) Federal Taxes
It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its unitholders. Therefore, no provision is made for federal taxes.
 At November 30, 1997, there were capital loss carryforwards for U.S. federal tax purposes of approximately $1,367,000 and $93,000 for the Diversified Assets and Government Portfolios, respectively. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations. These capital loss carryforwards expire in 2002.

(e) Expenses
Expenses arising in connection with a specific Portfolio are allocated to that Portfolio.
 Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative average net assets for the year.

(f) Distributions
Each Portfolio's net investment income is declared daily as a dividend to unitholders of record as of 3:00 p.m., Chicago time. Net realized short-term capital gains, if any in excess of net capital loss carryforwards, are declared and distributed at least annually.
 Distributions of net investment income with respect to a calendar month (including with respect to units redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern in cash or automatically reinvested in additional units of the Portfolio.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
November 30, 1997

Northern has undertaken to credit or arrange for the crediting of such distributions to each unitholder's account with Northern, its affiliates or its correspondents.

3. ADVISORY, TRANSFER AGENCY, CUSTODIAN AND OTHER AGREEMENTS
As compensation for the services rendered as investment adviser, including the assumption by Northern of the expenses related thereto, Northern is entitled to a fee, computed daily and payable monthly, at an annual rate of .25% of each Portfolio's average daily net assets.
 Until further notice, Northern has voluntarily agreed to waive .15% of its advisory fee for the Government Select Portfolio, reducing such fee to .10% per annum. The effect of this waiver by Northern for the year ended November 30, 1997 was to reduce advisory fees as shown on the accompanying Statements of Operations.
 As compensation for the services rendered as custodian and transfer agent, including the assumption by Northern of the expenses related thereto, Northern receives compensation based on a pre-determined schedule of charges approved by the Board.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has an administration agreement (as amended May 1, 1997) with Goldman Sachs whereby each Portfolio pays the Administrator a fee, computed daily and payable monthly, at an annual rate of .10% of each Portfolio's daily net assets.
 In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the investment advisory fee and transfer agency fee payable to Northern pursuant to its agreements with the Trust, servicing fees, and extraordinary expenses (such as taxes, interest and indemnification expenses), exceeds on an annualized basis .10% of a Portfolio's average net assets, Goldman Sachs will reimburse each Portfolio for the amount of the excess pursuant to the terms of the administration agreement.
 Prior to May 1, 1997 each Portfolio paid the Administrator a fee, computed daily and payable monthly, based on the average net assets of each Portfolio at the rates set forth below:

Average net assets                Rate
---------------------------------------
For the first $100,000,000        .250%
For the next $200,000,000         .150
For the next $450,000,000         .075
For net assets over $750,000,000  .050
---------------------------------------

 Prior to May 1, 1997, Goldman Sachs voluntarily agreed to waive a portion of its administrative fees should overall administration fees earned during the preceding year exceed certain specified levels. No waiver was required under this agreement during the year ended November 30, 1997. Furthermore, Goldman Sachs voluntarily agreed to reimburse each Portfolio for certain expenses in the event that such expenses, as defined, exceed on an annualized basis .10% of its average daily net assets.
 Expenses reimbursed during the year ended November 30, 1997 are shown on the accompanying Statements of Operations.
 Goldman Sachs receives no compensation under the distribution agreement.

5. BANK LOANS
The Trust maintains a $5,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the Fed Funds rate and are secured by pledged securities equal to or exceeding 120% of the outstanding balance.
 There were no borrowings under this agreement during the year ended November 30, 1997.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To the Unitholders and Trustees of
The Benchmark Funds
Money Market Portfolios

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios, comprising the Money Market Portfolios of The Benchmark Funds, as of November 30, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of the investments owned at November 30, 1997 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios, comprising the Money Market Portfolios of The Benchmark Funds, at November 30, 1997, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
January 16, 1998

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and
Custodian

The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor

Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606

Trustees

William H. Springer, Chairman
Richard Gordon Cline
Edward J. Condon, Jr.
John W. English
Sandra Polk Guthman
Frederick T. Kelsey
Richard P. Strubel

Officers

Frank Polefrone, President
James Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Deborah Farrell, Assistant Secretary
Steven Hartstein, Assistant Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

Independent Auditors

Ernst & Young LLP
233 S. Wacker Dr.
Chicago, IL 60606

Legal Counsel

Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107

 This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Prospectus which contains facts concerning the objectives and policies, management expenses and other information.

                                     PART B


                      STATEMENT OF ADDITIONAL INFORMATION


                                 SERVICE SHARES
                                 PREMIER SHARES


                              THE BENCHMARK FUNDS
                                4900 Sears Tower
                            Chicago, Illinois  60606


                          GOVERNMENT SELECT PORTFOLIO
                              GOVERNMENT PORTFOLIO
                          DIVERSIFIED ASSETS PORTFOLIO
                              TAX-EXEMPT PORTFOLIO

This Statement of Additional Information (the "Additional Statement") dated April 1, 1998 as supplemented April 7, 1998 is not a prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Service Shares and Premier Shares of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios (the "Portfolios") of The Benchmark Funds (each, a "Prospectus") dated April 1, 1998. Copies of each Prospectus may be obtained without charge by calling Goldman, Sachs & Co. ("Goldman Sachs") toll-free at 1-800-621-2550 (outside Illinois) or by writing to the address stated above. Capitalized terms not otherwise defined have the same meaning as in the Prospectus. Each Portfolio also offers an additional share class that is described in a separate statement of additional information.

                                 -----------------

                                 INDEX


                                                                         Page
                                                                         ----
ADDITIONAL INVESTMENT INFORMATION.......................................   3
     Investment Objectives and Policies.................................   3
     Investment Restrictions............................................  10
ADDITIONAL TRUST INFORMATION............................................  14
     Trustees and Officers..............................................  14
     Investment Adviser, Transfer Agent and Custodian...................  18
     Administrator and Distributor......................................  24
     Counsel and Auditors...............................................  26
     In-Kind Purchases..................................................  27
PERFORMANCE INFORMATION.................................................  27
AMORTIZED COST VALUATION................................................  28
DESCRIPTION OF SERVICE SHARES AND PREMIER SHARES........................  30
ADDITIONAL INFORMATION CONCERNING TAXES.................................  34
     General............................................................  34
     Special Tax Considerations Pertaining to the Tax-Exempt Portfolio..  36
     Foreign Investors..................................................  37
     Conclusion.........................................................  37

SERVICE PLAN............................................................  38
OTHER INFORMATION.......................................................  40
FINANCIAL STATEMENTS....................................................  41
APPENDIX A (Description of Securities Ratings).......................... A-1

                               ----------------

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering of Service Shares and Premier Shares made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                       ADDITIONAL INVESTMENT INFORMATION


Investment Objectives and Policies

The following supplements the investment objectives and policies of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios (the "Portfolios") of The Benchmark Funds (the "Trust") as set forth in the Prospectus.

Description of Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time Deposits

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

As stated in the Prospectus, the Diversified Assets Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Description of Asset-Backed Securities

The Diversified Assets Portfolio may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired, as calculated under applicable SEC regulations, will be 13 months or less. Asset-backed securities acquired by the Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies.

U.S. Government Obligations

Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

Custodial Receipts for Treasury Securities

The Portfolios (other than the Government Select Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

U.S. Treasury STRIPS

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. All Portfolios, including the Government Select Portfolio, may acquire securities registered under the STRIPS program.

Bank and Deposit Notes

The Diversified Assets Portfolio may purchase bank and deposit notes. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Variable and Floating Rate Instruments

With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, Northern will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is of "high quality," the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Portfolios will invest in variable and floating rate instruments only when Northern deems the investment to involve minimal credit risk. In determining weighted average portfolio maturity, an instrument may, subject to SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument.

Investment Companies

With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.

Unaffiliated money market funds whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, as are deemed creditworthy by Northern under guidelines approved by the Trust's Board of Trustees. The repurchase price under the repurchase agreements will generally equal the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian (or subcustodian), in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

Reverse Repurchase Agreements

Each Portfolio (except the Tax-Exempt Portfolio) may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

Securities Lending

Collateral for loans of portfolio securities made by a Portfolio may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments and When-Issued Securities

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Portfolio will segregate the portfolio securities themselves. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Yields and Ratings

The yields on certain obligations, including the money market instruments in which the Portfolios invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, D&P, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Municipal Instruments

Opinions relating to the validity of Municipal Instruments and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Trust nor Northern will review the proceedings relating to the issuance of Municipal Instruments or the bases for such opinions.

An issuer's obligations under its Municipal Instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Instruments may be materially adversely affected by litigation or other conditions.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on Municipal Instruments. Future proposals could materially adversely affect the availability of Municipal Instruments for investment by the Tax-Exempt Portfolio and the liquidity and value of the Portfolio. In such an event the Board of Trustees would reevaluate the Portfolio's investment objective and policies and consider changes in its structure or possible dissolution.

Interest earned by the Tax-Exempt Portfolio on private activity bonds (if any) that is treated as a specific tax preference item under the Federal alternative minimum tax will not be deemed to have been derived from Municipal Instruments for purposes of determining whether that Portfolio meets its fundamental policy that at least 80% of its annual gross income be derived from Municipal Instruments.

Standby Commitments

The Tax-Exempt Portfolio may enter into standby commitments with respect to Municipal Instruments held by it. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified Municipal Instrument at its amortized cost value to the Portfolio plus accrued interest, if any. Standby commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Instruments and may be sold, transferred or assigned only with the instruments involved.

The Tax-Exempt Portfolio expects that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a standby commitment either separately in cash or by paying a higher price for Municipal Instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each standby commitment is acquired.

The Portfolio intends to enter into standby commitments only with dealers, banks and broker-dealers which, in Northern's opinion, present minimal credit risks. The Portfolio will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation or assumed maturity of the underlying Municipal Instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a standby commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

Investment Restrictions

Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

(1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

(2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements for the Diversified Assets, Government and Government Select Portfolios) except to secure permitted borrowings.

(3) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs.

(5)  Invest in companies for the purpose of exercising control or management.

(6) Act as underwriter of securities (except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies), purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities or maintain a short position, or write puts, calls or combinations thereof.

(7) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

     (8) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (9) Borrow money (other than pursuant to reverse repurchase agreements for the Portfolios described above), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Trust's Portfolios by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.

     (10) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may (a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                  *    *    *

The freedom of action reserved in Restriction No. 8 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

In addition, as matters of fundamental policy, the Government Select Portfolio, Government Portfolio and Diversified Assets Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the applicable Portfolio's total assets; and the Tax-Exempt Portfolio may not acquire direct ownership of industrial development bonds if, as a result of such acquisition, more than 5% of the value of its total assets would be invested in industrial development bonds where payment of principal and interest is the responsibility of companies (including their predecessors) with less than three years of operating history and such bonds are not guaranteed as to principal and interest by companies (including their predecessors) with three years or more of operating history.

Except to the extent otherwise provided in Investment Restriction No. 8, for the purpose of such restriction in determining industry classification the Trust intends to use the industry classification titles in the Standard Industrial Classification Manual.

In applying Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

The Portfolios intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Portfolio's total assets at the time of purchase, except that 25% of the value of the total assets of each Portfolio may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Portfolio may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Fund may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Tax-Exempt Portfolio will limit its investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality ("Second Tier Securities"), to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of the Portfolio's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are Municipal Instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Diversified Assets Portfolios will limit its investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

     In addition to the foregoing, each Portfolio is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts whereunder a Portfolio has the right to sell the securities to third parties.

                         ADDITIONAL TRUST INFORMATION

Trustees and Officers

Information pertaining to the Trustees and officers of the Trust is set forth below.


Name                                  Positions          Principal Occupation(s)
and Address                 Age       with Trust         During Past 5 Years
-----------                 ---       ----------         -----------------------
William H. Springer         68        Chairman           Vice Chairman of
701 Morningside Drive                 and                Ameritech (a
Lake Forest, IL 60045                 Trustee            telecommunications
                                                         holding company), from
                                                         February 1987 to
                                                         retirement in August
                                                         1992; Vice Chairman,
                                                         Chief Financial and
                                                         Administrative Officer
                                                         of Ameritech prior to
                                                         1987; Director,
                                                         Walgreen Co. (a retail
                                                         drug store business);
                                                         Director of Baker,
                                                         Fentress & Co. (a
                                                         closed-end, non-
                                                         diversified management
                                                         investment company)
                                                         from April 1992 to
                                                         present; Trustee,
                                                         Goldman Sachs Trust
                                                         from 1989 to present.

Richard Gordon Cline        63        Trustee            Chairman, Hussman
4200 Commerce Court,                                     International Inc.
Suite 300                                                (commercial
Lisle, IL 60532                                          refrigeration company)
                                                         since January 1998;
                                                         and Chairman,
                                                         Hawthorne Inc. (a
                                                         management advisory
                                                         services and private
                                                         investment company)
                                                         since January 1996;
                                                         Chairman and CEO of
                                                         NICOR Inc. (a
                                                         diversified public
                                                         utility holding
                                                         company) from 1986 to
                                                         1995, and President,
                                                         1992-1993; Director:
                                                         Whitman Corporation (a
                                                         diversified holding
                                                         company); Kmart
                                                         Corporation (a
                                                         retailing company);
                                                         Ryerson Tull, Inc. (a
                                                         metals distribution
                                                         company); and
                                                         University of Illinois
                                                         Foundation.

Edward J. Condon, Jr.       57        Trustee            Chairman of The
Sear Tower, Suite 9650                                   Paradigm Group, Ltd.
233 S. Wacker Drive                                      (a financial advisor)
Chicago, IL 60606                                        since July 1993; Vice
                                                         President and
                                                         Treasurer of Sears,
                                                         Roebuck and Co. (a
                                                         retail corporation)
                                                         from February 1989 to
                                                         July 1993; within the
                                                         last five years he has
                                                         served as a Director
                                                         of: Sears Roebuck
                                                         Acceptance Corp.;
                                                         Discover Credit Corp.;
                                                         Sears Receivables
                                                         Financing Group,Inc.;
                                                         Sears Credit Corp.;
                                                         and Sears Overseas
                                                         Finance N.V; Member of
                                                         the Board of Managers
                                                         of The Liberty
                                                         Hampshire Company,
                                                         LLC; Vice Chairman and
                                                         Director of Energenics
                                                         LLC; Director of
                                                         University Eldercare,
                                                         Inc.; Director of the
                                                         Girl Scouts of
                                                         Chicago; and Trustee
                                                         of Dominican
                                                         University.


Name                                  Positions          Principal Occupation(s)
and Address                 Age       with Trust         During Past 5 Years
-----------                 ---       ----------         -----------------------
John W. English             64        Trustee            Private Investor; Vice
50-H New England Ave.                                    President and Chief
P.O. Box 640                                             Investment Officer of
Summit, NJ 07902-0640                                    The Ford Foundation (a
                                                         charitable trust) from
                                                         1981 until 1993;
                                                         Trustee: The China
                                                         Fund, Inc.; Retail
                                                         Property Trust; Sierra
                                                         Trust; American Red
                                                         Cross in Greater New
                                                         York; Mote Marine
                                                         Laboratory; and United
                                                         Board for Christian
                                                         Higher Education in
                                                         Asia. Director:
                                                         University of Iowa
                                                         Foundation; Blanton-
                                                         Peale Institutes of
                                                         Religion and Health;
                                                         Community Foundation of
                                                         Sarasota County; Duke
                                                         Management Company; and
                                                         John Ringling Centre
                                                         Foundation.

Sandra Polk Guthman         54        Trustee            President and CEO of
420 N. Wabash Avenue                                     Polk Bros. Foundation
Suite 204                                                (an Illinois not-for-
Chicago, IL 60611                                        profit corporation)
                                                         from 1993 to present;
                                                         Director of Business
                                                         Transformation from
                                                         1992-1993, and
                                                         Midwestern Director of
                                                         Marketing from 1988-
                                                         1992, IBM Corporation;
                                                         Director: MBIA
                                                         Insurance Corporation
                                                         of Illinois (bank
                                                         holding company) since
                                                         1994 and Avondale
                                                         Financial Corporation
                                                         (a stock savings and
                                                         loan holding company)
                                                         since 1995.

Frederick T. Kelsey,        70        Trustee            Consultant to Goldman
4010 Arbor Lane #102                                     Sachs from December
Northfield, IL 60093                                     1985 through February
                                                         1988; Director of
                                                         Goldman Sachs Funds
                                                         Group and Vice
                                                         President of Goldman
                                                         Sachs from May 1981
                                                         until his retirement in
                                                         November 1985;
                                                         President and Treasurer
                                                         of the Trust and other
                                                         investment companies
                                                         affiliated with Goldman
                                                         Sachs through August
                                                         1985; President from
                                                         1983 to 1985, and
                                                         Trustee from 1983 to
                                                         1994, The Centerland
                                                         Funds and its
                                                         successor, The Pilot
                                                         Funds; Trustee, various
                                                         management investment
                                                         companies affiliated
                                                         with Zurich Kemper
                                                         Investments.

Richard P. Strubel          58        Trustee            Managing Director,
70 West Madison St.                                      Tandem Partners, Inc.
Suite 1400                                               (a privately held
Chicago, IL 60602                                        management services
                                                         firm) since 1990;
                                                         President and CEO,
                                                         Microdot, Inc. (a
                                                         privately held
                                                         manufacturing firm)
                                                         from 1984 to 1994;
                                                         Trustee, Goldman Sachs
                                                         Trust from 1987 to
                                                         present; Director of
                                                         Kaynar Technologies
                                                         Inc. (a leading
                                                         manufacturer of
                                                         aircraft fasteners);
                                                         Trustee of the
                                                         University of Chicago;
                                                         Director of Children's
                                                         Memorial Medical
                                                         Center.

Name,                                Positions                                   Principal Occupation(s)
and Address                  Age     with Trust                                    During Past 5 Years
-----------                  ---     ----------                                    -------------------
Frank E. Polefrone           41      President       Director of Financial Institutions Sales and Marketing of Goldman Sachs Asset
4900 Sears Tower                                     Management ("GSAM") since March 1997; Marketing/Product Development of
Chicago, IL 60606                                    Federated Investors from August 1982 through December 1996.

James A. Fitzpatrick         38      Vice            Vice President, GSAM (since April 1997); Vice President and General Manager,
4900 Sears Tower                     President       First Data Corporation - Investors Services Group prior thereto.
Chicago, IL 60606

Gordon F. Linke              41      Vice            Vice President, Goldman Sachs Funds Group (since March 1992); Corporate Finance
555 California Street,               President       Officer of Bank of America (prior thereto).
San Francisco, CA 94104

Nancy L. Mucker              48      Vice            Vice President, Goldman Sachs (since April 1985); Manager, Shareholder
4900 Sears Tower                     President       Servicing of GSAM (since November 1989).
Chicago, IL 60606

John Perlowski               33      Treasurer       Vice President, Goldman Sachs (since July 1995); Director, Investors Bank and
One New York Plaza                                   Trust Company (November 1993 to July 1995); Audit Manager of Arthur Andersen,
New York, NY 10004                                   LLP (prior thereto).

Michael J. Richman           37      Secretary       General Counsel of the Funds Group, GSAM (since December 1997); Associate
85 Broad Street                                      General Counsel of GSAM (February 1994 to December 1997); Vice President and
New York, NY 10004                                   Assistant General Counsel of Goldman Sachs (since June 1992); Counsel to the
                                                     Funds Group of GSAM (since June 1992); Partner of Hale and Dorr, September 1991 to June 1992).

Deborah A. Farrell           26      Assistant       Legal Assistant, Goldman Sachs (since January 1994); Formerly at Cleary,
85 Broad Street                      Secretary       Gottlieb, Steen & Hamilton.
New York, NY 10004

Steven E. Hartstein          34      Assistant       Legal Products Analyst, Goldman Sachs (since June 1993); Funds Compliance
85 Broad Street                      Secretary       Officer, Citibank Global Asset Management (August 1991 to June 1993).
New York, NY 10004

Howard B. Surloff            32      Assistant       Assistant General Counsel, GSAM and Associate General Counsel to the Funds
85 Broad Street                      Secretary       Group (since December 1997); Vice President and Assistant General Counsel,
New York, NY 10004                                   Goldman Sachs (since November 1993 and May 1994, respectively); Counsel to the
                                                     Funds Group, GSAM (since November 1993); Associate of Shereff, Friedman,
                                                     Hoffman & Goodman, LLP (prior thereto).

Name,                                Positions                                   Principal Occupation(s)
and Address                  Age     with Trust                                    During Past 5 Years
-----------                  ---     ----------                                    -------------------
Valerie A. Zondorak          32      Assistant       Assistant General Counsel, GSAM and the Funds Group (since December 1997);
85 Broad Street                      Secretary       Vice President and Assistant General Counsel, Goldman Sachs (since December
New York, NY 10004                                   1997) and Vice President and Counsel to Goldman Sachs (since March 1997);
                                                     Associate of Shereff, Friedman, Hoffman & Goodman, LLP (prior thereto).

Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern, Goldman Sachs and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Springer, Kelsey, Strubel, Perlowski, Fitzpatrick, Richman, Surloff and Hartstein and Mmes. Farrell, Mucker and Zondorak hold similar positions with one or more investment companies that are advised by Goldman Sachs. As a result of the responsibilities assumed by Northern under its Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement with the Trust and by Goldman Sachs under its Administration Agreement and Distribution Agreement with the Trust, the Trust itself requires no employees.

Each officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Each Trustee earns a quarterly retainer of $6,250 and the Chairman of the Board earns a quarterly retainer of $9,375. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

In addition, the Trustees established an Audit Committee consisting of three members including a Chairman of the Committee. Each member earns a fee of $1,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,250.

Each Trustee will hold office for an indefinite term until the earliest of (1) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust, or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years

The Trust's officers do not receive fees from the Trust for services in such capacities, although Goldman Sachs, of which they are also officers, receives fees from the Trust for administrative services.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1997:

                                                         Total
                                        Pension or    Compensation
                                        Retirement        from
                                         Benefits      Registrant
                         Aggregate      Accrued as        and
                        Compensation     Part of      Fund Complex
                          from the       Trust's          Paid
   Name of Trustee       Registrant      Expenses     to Trustees
   ---------------      ------------    ----------    ------------
William H. Springer       $43,500             $0        $43,500
Richard G. Cline***        $7,750             $0         $7,750
Edward J. Condon, Jr.     $31,000             $0        $31,000
John W. English           $31,000             $0        $31,000
James J. Gavin*           $34,000             $0        $34,000
Sandra Polk Guthman***     $7,750             $0         $7,750
Frederick T. Kelsey       $35,000         $2,863**      $37,863
Richard P. Strubel        $39,000             $0        $39,000

*    Retired as of November 30, 1997.
**   Interest from deferred compensation.
*** Mr. Cline and Ms. Guthman were elected as Trustees of the Trust in September 1997.

Investment Adviser, Transfer Agent and Custodian

Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. As of December 31, 1997, Northern and its affiliates had over $196 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, and individuals. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives.

Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for each Portfolio and placing purchase and sale orders for the portfolio transactions of the Portfolios. In connection with portfolio transactions for the Portfolios, which are generally done at a net price without a broker's commission, Northern's Advisory Agreement provides that Northern shall attempt to obtain the best net price and execution. To the extent the execution and price available from more than one broker, dealer or other such persons are believed to be comparable, Northern may, at its discretion but subject to applicable law, select the executing broker, dealer or such other persons on the basis of Northern's opinion of the reliability and quality of such broker, dealer or such other persons.

For the fiscal years ended November 30, 1997, 1996 and 1995, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

Northern's investment advisory duties for the Trust are carried out through its Trust Department. On occasions when Northern deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other Portfolio, investment company or account for which Northern acts as adviser), the Agreement provides that Northern, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits Northern, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of Northern's opinion of the reliability and quality of such broker or dealer.

The Advisory Agreement provides that Northern may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify Northern against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

Under its Transfer Agency Agreement with the Trust, Northern has undertaken to
(1) answer customer inquiries regarding the current yield of, and certain other matters (e.g. account status information) pertaining to, the Trust, (2) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by Northern, its affiliates or correspondent banks whereby customer account cash balances are automatically invested in shares of the Portfolios, and the disbursement of the proceeds of redemptions, (3) establish and maintain separate omnibus accounts with respect to shareholders investing through Northern or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (4) provide periodic statements showing account balances, (5) mail reports and proxy materials to shareholders,
(6) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management,
(7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors, (10) furnish the Trust all pertinent Blue Sky information, (11) perform all required tax withholding, (12) preserve records, and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by Northern under the Transfer Agency Agreement with respect to Service Shares and Premier Shares and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, calculated daily and payable monthly, at the following annual rates: (i) .01% of the average daily net asset value of the outstanding Service Shares of each Portfolio; and (ii) .02% of the average daily net asset value of the outstanding Premier Shares of each Portfolio. The transfer agency fee attributable to each class of shares is borne solely by that class. Northern's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that Northern would otherwise receive. Conflict-of-interest restrictions under state and Federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Service Shares and Premier Shares.

Under its Custodian Agreement with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's securities held by Northern under the Agreement, and (6) maintains the accounting records of the Trust. Northern may, subject to certain monitoring responsibilities, employ one or more subcustodians, provided that Northern shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under the Agreement.

As compensation for the services rendered to the Trust by Northern as custodian, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban

Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

Northern's fees under the Custodian Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

Unless sooner terminated, each of the Advisory Agreement, Transfer Agency Agreement and Custodian Agreement between Northern and the Trust will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern and by Northern on 60 days' written notice to the Trust.

For the fiscal periods ended November 30 as indicated, the amount of the Advisory Fee (after fee waivers) incurred by each Portfolio was as follows:

                                                 1997               1996               1995
                                          ------------------  -----------------  -----------------
Government Select Portfolio                   $1,018,270          $  772,113         $  569,065
Government Portfolio                           3,243,435           2,617,746          1,938,878
Diversified Assets Portfolio                   8,945,126           7,832,358          7,080,710
Tax-Exempt Portfolio                           1,731,407           1,885,156          1,687,136

In addition, for the fiscal periods ended November 30 as indicated, Northern waived advisory fees with respect to the Government Select Portfolio in the amounts of $1,527,701, $1,157,788 and $853,605.

For the fiscal periods ended November 30 as indicated, the amount of the Transfer Agency Fee incurred by each Portfolio was as follows:


                                                 1997               1996               1995
                                          ------------------  -----------------  -----------------
Government Select Portfolio                     $30,361            $22,274            $25,000
Government Portfolio                             35,042             31,048             32,000
Diversified Assets Portfolio                    127,270             64,579            110,000
Tax-Exempt Portfolio                             22,028             14,883             32,000

For the fiscal periods ended November 30 as indicated, the amount of the Custodian Fees incurred by each Portfolio was as follows:

                                                            1997                1996                 1995
                                                            ----                ----                 ----
Government Select Portfolio                              $ 97,683            $ 96,787             $ 75,122
Government Portfolio                                      140,110             131,957              101,086
Diversified Assets Portfolio                              412,075             360,387              317,635
Tax-Exempt Portfolio                                      100,513             105,936               97,551

Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern believes that it may perform the services contemplated by its agreements with the Trust without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern from continuing to perform such services for the Trust.

Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Northern and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Portfolio or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Northern and its affiliates would consider the possibility of offering to perform some or all of the services now provided by Goldman Sachs. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern and its affiliates might offer to provide services for consideration by the Trustees.

Northern is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which Northern is serving as a principal underwriter. In the opinion of Northern, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives. Goldman Sachs is also an active investor, dealer and/or underwriter in many types of money market instruments. Its activities in this regard could have some effect on the market for those instruments which the Portfolios acquire, hold or sell.

In the Advisory Agreement, Northern agrees that the name "The Benchmark" may be used in connection with the Trust's business on a royalty-free basis. Northern has reserved to itself the right to grant the non-exclusive right to use the name "The Benchmark" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "The Benchmark." (This undertaking by the Trust may be subject to certain legal limitations.)

Portfolio Transactions

During the fiscal year ended November 30, 1997, the Diversified Assets Portfolio acquired and sold securities of Bear Stearns & Co., Donaldson Lufkin & Jenrette Securities, Inc., J.P. Morgan Securities, Inc., Merrill Lynch & Co., Inc., Lehman Brothers, Inc., Nomura Securities, and SBC Warburg Inc., each a regular broker/dealer. At November 30, 1997, the Diversified Assets Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Donaldson, Lufkin & Jenrette Securities, Inc., with an approximate aggregate market value of $200,000,000.

During the fiscal year ended November 30, 1997, the Government Portfolio acquired and sold securities of Bear Stearns & Co., J.P. Morgan Securities, Inc., Nomura Securities, UBS Securities, Donaldson, Lufkin & Jenrette Securities, Inc., HSBC Securities, Inc., Lehman Brothers, Inc., SBC Warburg Inc., Prudential Securities Incorporated and Merrill Lynch & Co., Inc., each a regular broker/dealer. At November 30, 1997, the Government Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Donaldson, Lufkin & Jenrette, with an approximate aggregate market value of $100,000,000; HSBC Securities, Inc., with an approximate aggregate market value of $200,000,000; SBC Warburg Inc., with an approximate aggregate market value of $100,000,000; and UBS Securities, with an approximate aggregate market value of $50,000,000.

Administrator and Distributor

Under its Administration Agreement with the Trust, Goldman Sachs, subject to the general supervision of the Trust's Board of Trustees, acts as the Trust's Administrator. In this capacity, Goldman Sachs (1) provides supervision of all aspects of the Trust's non-investment advisory operations (the parties giving due recognition to the fact that certain of such operations are performed by Northern pursuant to the Trust's agreements with Northern), (2) provides the Trust, to the extent not provided pursuant to such agreements, with such personnel as are reasonably necessary for the conduct of the Trust's affairs,
(3) arranges, to
the extent not provided pursuant to such agreements, for the preparation at the Trust's expense of its tax returns, reports to shareholders, periodic updating of the Prospectus issued by the Trust, and reports filed with the SEC and other regulatory authorities (including qualification under state securities or Blue Sky laws of the Trust's shares), and (4) provides the Trust, to the extent not provided pursuant to such agreements, with adequate office space and equipment and certain related services in Chicago.

For the fiscal periods ended November 30 as indicated, Goldman Sachs received fees under the Administration Agreement (after fee waivers) in the amount of:

                                                         1997                 1996                 1995
                                                         ----                 ----                 ----
Government Select Portfolio                           $1,048,482           $  897,049           $  751,804
Government Portfolio                                   1,208,401            1,036,172              895,112
Diversified Assets Portfolio                           3,082,370            2,079,083            1,928,672
Tax-Exempt Portfolio                                     749,232              885,446              828,163

In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceed a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during the current fiscal year, Goldman Sachs will waive a portion of its administration fees during the following fiscal year. This undertaking may be terminated by Goldman Sachs at any time without the consent of the Trust or the shareholders. There have been no waivers pursuant to this agreement during the last three fiscal periods.

Prior to April 1, 1998, Goldman Sachs voluntarily agreed to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser and extraordinary expenses) which exceeded on an annualized basis .10% of each Portfolio's average daily net assets.

For the fiscal periods ended November 30 as indicated, the effect of these waivers by Goldman Sachs was to reduce administration fees by the following amounts:


                                                          1997                 1996                 1995
                                                          ----                 ----                 ----
Government Select Portfolio                             $360,250             $364,826             $346,936
Government Portfolio                                     262,895              305,696              369,546
Diversified Assets Portfolio                             477,791                    0                    0
Tax-Exempt Portfolio                                     305,530              382,218              389,481


Effective April 1, 1998, (upon the offering of the Service and Premier Shares), Goldman Sachs will reimburse expenses of each Portfolio (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as adviser and transfer agent, payments under the service plan for Service and Premier Shares, and certain extraordinary expenses) which exceed on an annualized basis .10% of each Portfolio's average daily net assets.

Unless sooner terminated, the Administration Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the agreement is approved annually
(1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). The Administration Agreement is terminable at any time without penalty by the Trust (upon specified Trustee or shareholder action) on 60 days' written notice to Goldman Sachs and by Goldman Sachs on 60 days' written notice to the Trust.

The Trust has entered into a Distribution Agreement under which Goldman Sachs, as agent, sells shares of each Portfolio on a continuous basis. Goldman Sachs pays the cost of printing and distributing prospectuses to persons who are not shareholders of Trust shares (excluding preparation and typesetting expenses) and of all other sales presentations, mailings, advertising and other distribution efforts. No compensation is payable by the Trust to Goldman Sachs for such distribution services.

The Administration Agreement and the Distribution Agreement provide that Goldman Sachs may render similar services to others so long as its services under such Agreements are not impaired thereby. The Administration Agreement provides that the Trust will indemnify Goldman Sachs against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Administration Agreement and Distribution Agreement) or, in lieu thereof, contribute to resulting losses.

Counsel and Auditors

Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to the Trust.

Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases

Payment for shares of a Portfolio may, at the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

                            PERFORMANCE INFORMATION

From time to time, the Trust may advertise quotations of "yields" and "effective yields" with respect to each Portfolio's Service Shares and Premier Shares, and "tax-equivalent yields" with respect to Service Shares and Premier Shares of the Government Select Portfolio and Tax-Exempt Portfolio computed in accordance with a standardized method, based upon the seven-day period ended on the date of calculation. Yield, effective yield and tax equivalent yield are computed separately for each class of shares. Each class of shares has different fees and expenses, and consequently, may have different yields for the same period. In arriving at such quotations as to "yield," the Trust first determines the net change during the period in the value of a hypothetical pre-existing account having a balance of one Service Share or Premier Share at the beginning of the period (such net change being inclusive of the value of any additional shares of the same class issued in connection with distributions of net investment income as well as net investment income accrued on both the original share and any such additional shares, but exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation), then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

The "effective yield" with respect to the Service Shares and Premier Shares of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

"Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the product to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield, if more than one stated income tax rate is used.

Quotations of yield, effective yield and tax-equivalent yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern, its affiliates or correspondent banks on their customers in connection with investments in shares of the Portfolios are not reflected in the calculation of yields for the Portfolios.

Each Portfolio's yields fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a class of shares of the Portfolio as compared to comparable classes of shares of other money market funds and other investment vehicles. However, yields of comparable classes of shares of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

Each Portfolio may also quote from time to time the total return of its Service Shares or Premier Shares in accordance with SEC regulations.

The yields and total returns of each class of shares of a Portfolio will be calculated separately from the yields and total returns of the other share classes.

                           AMORTIZED COST VALUATION

As stated in the Prospectus, each Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to Northern, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or Northern believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

Rule 2a-7 requires that each Portfolio limit its investments to instruments which Northern determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 13 months. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

               DESCRIPTION OF SERVICE SHARES AND PREMIER SHARES

The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in different investment portfolios. The Trustees may hereafter create series in addition to the Trust's existing eighteen series which represent interests in the eighteen respective portfolios. The Trust Agreement also permits the Board of Trustees to classify or reclassify any unissued shares into classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in three separate classes of shares in each of the
Portfolios: Shares, Service Shares and Premier Shares. This Additional Statement (and the related Prospectus) relates only to the Service Shares and Premier Shares of the four Portfolios described herein. For information on the other class of shares in each Portfolio and on the Trust's other investment portfolios, call Goldman Sachs at the toll-free number on page 1.

Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "Investing--Redemption of Shares" in the Prospectus and under "Amortized Cost Valuation" in this Additional Statement. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders;
(ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles a shareholder of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees (a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Delaware Trust.

Shares are held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks who have invested in the Portfolios. As of March 11, 1998, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the Portfolios as of March 11, 1998:


                                              Number of             Percentage of
                                               Shares            Outstanding  Shares
                                               ------            -------------------
GOVERNMENT SELECT PORTFOLIO

Cape Cod Bank & Trust                        70,714,501                 5.16%
Arcadia Trust, N.A.                          73,222,900                 5.35%

TAX-EXEMPT PORTFOLIO

HCI Incorporated                             60,284,233                 9.10%

                    ADDITIONAL INFORMATION CONCERNING TAXES

General

Each Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. By following this policy, each Portfolio expects to eliminate or reduce to a nominal amount the Federal income taxes to which it may be subject. If for any taxable year a Portfolio does not qualify for the special Federal tax treatment afforded regulated investment companies, all of the Portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the Portfolio's distributions (including amounts derived from interest on Municipal Instruments in the case of the Tax-Exempt Portfolio) would be taxable as ordinary income for Federal income tax purposes to the Portfolio's shareholders, to the extent of its current and accumulated earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareholders.

In order to qualify as a regulated investment company for a taxable year under the Code, each Portfolio must comply with certain requirements. First, each Portfolio must distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income (if any) (the "Distribution Requirement"). At least 90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies (the "Income Requirement"). Finally, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

Each Portfolio will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Portfolio's taxable year.

Ordinary income of individuals (including short-term capital gains) is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Under the Taxpayer Relief Act of 1997, for capital gains on securities recognized after July 28, 1997, the maximum tax rate for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but not longer than 18 months, the maximum tax rate on capital gains continues to be 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum marginal rate of 35%.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

Special Tax Considerations Pertaining to the Tax-Exempt Portfolio

As described above and in the Prospectus, the Tax-Exempt Portfolio is designed to provide investors with current tax-exempt interest income. The Portfolio is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolio may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

In order for the Tax-Exempt Portfolio to pay Federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Portfolio and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by the Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Portfolio with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio with respect to such year.

Interest on indebtedness incurred by a shareholder to purchase or carry Portfolio shares generally is not deductible for Federal income tax purposes if the Portfolio's distributions are not subject to Federal income tax.

Foreign Investors

Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net interest income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends, provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in the Trust.

Conclusion

The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

                                 SERVICE PLAN

The Trust, on behalf of the Portfolios, has adopted a Service Plan (the "Plan") with respect to the Service Shares and Premier Shares. Under the Plan, the Trust, on behalf of the Service Shares and the Premier Shares of each Portfolio, is authorized to pay to Northern a monthly or quarterly service fee in respect of (i) administrative support services performed and expenses incurred in connection with such Portfolio's Service Shares and Premier Shares and (ii) personal and account maintenance services performed and expenses incurred in connection with such Portfolio's Premier Shares as set forth below. The fee paid for such services (the "Service Fee") during any one year shall not exceed: (i)
 .33% of the average daily net asset value of the Service Shares of such Portfolio and (ii) .58% of the average daily net asset value of the Premier Shares of such Portfolio during such period; provided, however, that the fee paid for personal and account maintenance services and expenses shall not exceed
 .25% of the average daily net asset value of the Premier Shares of such Portfolio for such period. Northern will determine the amount of the Service Fee to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, "Service Agents") and the basis on which such payments will be made. Payments to a Service Agent will be subject to compliance by the Service Agent with the terms of the related Plan agreement entered into by the Service Agent. The Service Fees payable pursuant to this Plan shall not pertain to services or expenses which are primarily intended to result in the sales of Service Shares and Premier Shares.

Payments of the Service Fee with respect to Service Shares and Premier Shares will be used to compensate or reimburse Northern and the Service Agents for administrative support services and expenses, which may include without limitation: (i) acting or arranging for another party to act, as recordholder and nominee of Service Shares and Premier Shares of a Portfolio beneficially owned by Customers; (ii) establishing and maintaining individual accounts and records with respect to Service Shares and Premier Shares of a Portfolio owned by Customers; (iii) processing and issuing confirmations concerning Customer orders to purchase, redeem and exchange Service Shares and Premier Shares of a Portfolio; (iv) receiving and transmitting funds representing the purchase price or redemption proceeds of Service Shares and Premier Shares of a Portfolio; (v) processing dividend payments on behalf of Customers; (vi) forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); (vii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (viii) facilitating the inclusion of a Portfolio in investment, retirement, asset allocation, cash management or sweep accounts or similar programs or services offered to their Customers or to Customers of other Service Agents; (ix) facilitating electronic or computer trading and/or processing in a Portfolio to their Customers or to Customers of other Service Agents; and (x) performing any other similar administrative support services. Payments of the Service Fee with respect to the Premier Shares will also be used to compensate or reimburse Northern and the Service Agents for personal and account maintenance services and expenses, which may include, without limitation: (i) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (ii) assisting Customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Agents; (iii) providing services to Customers intended to facilitate, or improve their understanding of the benefits and risks of, a Portfolio to Customers, including asset allocation and other similar services;
(iv) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; and (v) performing any similar personal and account maintenance services.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Agent's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in Service or Premier Shares. Service Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in Service or Premier Shares.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related agreements, approved the Plan and related agreement for each Portfolio at a meeting called for the purpose of voting on such Plan and related agreement on January 27, 1998. The Plan and related agreement will remain in effect until April 30, 1999 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Board of Trustees in the manner described above. The Plan may be terminated as to the Service Class and the Premier Class at any time by a majority of the non-interested Trustees. A service agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by any party to the agreement on not more than sixty (60) days' written notice to any other party to the agreement. Each service agreement shall terminate automatically if assigned. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit each Portfolio and holders of Service and Premier Shares of such Portfolio. The Plan provides that the Board of Trustees will review, at least quarterly, a written report of the amount expended under the Plan and the purposes of the expenditures.

                               OTHER INFORMATION

The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern and Goldman Sachs, brokerage fees and commissions, any portfolio losses, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax services and auditing fees and expenses, Service Fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                             FINANCIAL STATEMENTS

The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1997 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Managements' Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained by writing to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, IL 60606, or by calling Goldman Sachs toll-free at 800-621-2550.

                                  APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Inc., a division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch") and Thomson BankWatch, Inc. ("TBW").

Long-Term Corporate and Tax-Exempt Debt Ratings

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. The notation (P) when applied to forward delivery bonds indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates that the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Bonds rated AA by S&P demonstrate that the obligor's capacity to meet its financial commitment on the obligation is strong, and differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. S&P may attach the rating "r" to highlight derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks.

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality.

Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of TBW for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be extremely high. Bonds rated AA indicate a very strong ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. TBW does not rate tax-exempt bonds.

Tax-Exempt Note Ratings

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade. MIG-1/VMIG-1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P describes its SP-1 rating of municipal notes as follows: "Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation." Municipal notes rated SP-2 are deemed to have satisfactory capacity to pay principal and interest.

D&P uses the fixed-income ratings described above under "Corporate and Tax-Exempt Bond Ratings" for tax-exempt notes and other short-term obligations.

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper and municipal and investment notes. The highest ratings of Fitch for short-term securities are F1+, F1 and F2. F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+. F2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F1+ and F1 ratings.

TBW does not rate tax-exempt notes.

Short-Term Corporate and Tax-Exempt Debt Ratings

Short-term ratings, set forth below (except TBW's), are applied to tax-exempt as well as taxable debt.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. The A-1 designation indicates that the obligor's capacity to meet its financial commitment is strong. Those issues for which the obligor's capacity to meet its financial commitment is extremely strong will be denoted with a plus (+) sign designation. The A-2 designation indicates that the obligor's capacity to meet its financial commitment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The two highest ratings of D&P for commercial paper are D-1 and D-2. D&P employs three designations, D-1 plus, D-1 and D-1 minus, within the highest rating category. D-1 plus indicates highest certainty of timely payment. Short-term liquidity including internal operating factors, and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. D-1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch uses the short-term ratings described above under "Tax-Exempt Note Ratings" for commercial paper.

TBW's short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated debt instruments having a maturity of one year or less which are issued by Shared States commercial banks, thrifts and non-bank banks; non-Shared States banks; and broker-dealers and other financial institutions. The two highest short-term ratings of TBW are TBW-1 and TBW-2. Debt rated TBW-1 indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The TBW-2 designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

The
Benchmark Funds

Money
Market
Portfolios



                                           Annual Report
                                       November 30, 1997

The Benchmark Funds
Money Market Portfolios

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Management's Discussion of Portfolio Performance...........................   2
Voting Results of Special Meeting of Unitholders...........................   3
Statements of Investments
  Investment Abbreviations and Notes.......................................   4
  Diversified Assets Portfolio.............................................   5
  Government Portfolio.....................................................   9
  Government Select Portfolio..............................................  10
  Tax-Exempt Portfolio.....................................................  11
Statements of Assets and Liabilities.......................................  16
Statements of Operations...................................................  17
Statements of Changes in Net Assets........................................  18
Financial Highlights.......................................................  19
Notes to the Financial Statements..........................................  23
Report of Independent Auditors.............................................  25

--------------------------------------------------------------------------------

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE


BENCHMARK DIVERSIFIED ASSETS PORTFOLIO
BENCHMARK GOVERNMENT PORTFOLIO
BENCHMARK GOVERNMENT SELECT PORTFOLIO

With respect to interest rate changes, the Federal Reserve was fairly quiet during the fiscal year. The only change came on March 25, 1997, when the Fed implemented a quarter-point interest rate increase. What had a greater impact on interest rates was the Asian market crisis, which resulted in economic instability and the devaluation of currencies throughout the region. Consequently, there was a flight to quality in the U.S. market, where interest rates fell consistently and dramatically despite a robust economy. Yield curves flattened, and in some sectors they inverted.
  During the first half of the fiscal year, the government portfolios maintained average maturities that were short of their peer groups. We shifted our strategy in the second half, as we extended the portfolios' average maturities relative to their peer groups. We also implemented a barbell strategy during the year, whereby shorter-term securities were purchased for liquidity and longer-term securities were added for their yield advantages. This strategy also provided a hedge against deflation. We will continue with this strategy as long as the Federal Reserve maintains a tightening bias.
  We did not make many changes in the investment composition of the Diversified Assets Portfolio during the fiscal year. The heaviest concentration of securities continues to be in tier one commercial paper, where there is the greatest yield advantage. At the end of the fiscal year, the Portfolio's average maturity was 45 days, which remains consistent with other money market funds with the same investment structure. Providing liquidity, maintaining a high credit quality and offering an attractive yield remain the primary goals for the Portfolio.

                        MARY ANN FLYNN
                        VALERIE LOKHORST
                        Portfolio Managers


BENCHMARK TAX-EXEMPT MONEY MARKET PORTFOLIO

The Portfolio continued to benefit from a barbell maturity strategy during fiscal 1997. Due to our belief that the Federal Reserve would hold interest rates relatively stable during 1997, we "barbelled" the Portfolio with very short-term and one-year securities. This enabled us to extend the Portfolio's average maturity longer than that of its peer group and still keep it responsive to any change in short-term interest rates. The yield curve in the short-term tax-exempt market was flat, especially inside of six months. As a result, the one-year paper added increased yield to the Portfolio.
  The short-term, tax-exempt market is a technically driven, cyclical market. There are certain times of the year (such as tax time, calendar year-end, and the end of June and the first part of July) when our market has wide swings in both assets and yields. We have to anticipate these cycles and be able to manage the volatile swings in assets and yields.
  We have shortened the Portfolio's average maturity to a level that is about equal to that of the Portfolio's peer group. We did this because we believe that recent economic data point to an increased likelihood of the Federal Reserve raising interest rates in early 1998. Our current maturity structure should allow the Portfolio to better respond to any increase in interest rates.

                        BRAD SNYDER
                        Portfolio Manager

Units of The Benchmark Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by The Northern Trust Company, its parent company, or its affiliates, and are not Federally insured or guaranteed by the U.S. Government, Federal Deposit Insurance Corporation, Federal Reserve Board, or any other governmental agency. The Benchmark Money Market Portfolios seek to maintain a net asset value of $1.00 per unit, but there can be no assurance that they will be able to do so on a continuous basis.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
VOTING RESULTS OF SPECIAL MEETING OF UNITHOLDERS
At a Special Meeting of Unitholders of the Trust (the "Meeting") called on September 2, 1997 the following actions were taken:
 (1) The following individuals were elected to serve on the Board of Trustees by the unitholders of all Portfolios of the Trust voting together in the aggregate:

                                                                                   Number of
                                       Number of                                     Votes
Name of Trustee                        Votes For                                    Withheld
---------------------------------------------------------------------------------------------
Richard G. Cline                     4,342,632,239                                 76,704,013
Edward J. Condon                     4,342,191,351                                 77,144,902
John W. English                      4,342,191,351                                 77,144,902
James J. Gavin, Jr.                  4,328,946,859                                 90,389,394
Sandra P. Guthman                    4,342,187,348                                 77,148,905
Frederick T. Kelsey                  4,333,070,647                                 86,265,606
William H. Springer                  4,342,190,200                                 77,146,053
Richard P. Strubel                   4,342,191,351                                 77,144,902
---------------------------------------------------------------------------------------------

 (2) The approval of the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending November 30, 1997 was ratified by all the unitholders of all Portfolios of the Trust voting together in the aggregate as follows:

                                      Votes
  Votes For                          Against                                             Abstained
---------------------------------------------------------------------------------------------------
4,355,519,334                        26,510                                              63,790,409
---------------------------------------------------------------------------------------------------

 (3) An Agreement and Plan of Reorganization pursuant to which each Portfolio will be reorganized as a series of a Delaware business trust also named The Benchmark Funds was approved by all Portfolios (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                    Votes
Portfolio             Votes For    Against   Abstained
-------------------------------------------------------
Diversified Assets  2,169,328,872 18,710,077 66,235,452
Government            771,222,693  2,446,373 14,450,129
Government Select     752,884,534 27,326,299  3,860,430
Tax-Exempt            457,004,195 52,066,122  1,850,666
-------------------------------------------------------

 (4)(a) A new fundamental investment policy regarding investments in other investment company securities was approved by each of the Portfolios (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                    Votes
Portfolio             Votes For    Against   Abstained
-------------------------------------------------------
Diversified Assets  2,123,578,581 64,486,878 66,208,941
Government            746,076,038 27,593,028 14,450,129
Government Select     709,474,162 66,009,547  8,587,554
Tax-Exempt            494,813,160 14,257,157  1,850,666
-------------------------------------------------------

 (4)(b) A related amendment to the Trust's Declaration of Trust was approved by all the unitholders of all Portfolios of the Trust voting together in the aggregate as follows:

                                      Votes
  Votes For                          Against                                           Abstained
-------------------------------------------------------------------------------------------------
4,221,718,223                      101,504,918                                         96,113,107
-------------------------------------------------------------------------------------------------

 (5) A new fundamental investment restriction for each diversified Portfolio concerning issuer diversification was approved by each of the Portfolios (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                    Votes
Portfolio             Votes For    Against   Abstained
-------------------------------------------------------
Diversified Assets  2,119,251,232 65,501,623 69,521,546
Government            765,905,734  7,763,331 14,450,129
Government Select     777,184,660  3,097,875  3,788,729
Tax-Exempt            458,948,766 51,876,581     95,635
-------------------------------------------------------

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
INVESTMENT ABBREVIATIONS AND NOTES:
ADP  --Automatic Data Processing
AMBAC--American Municipal Bond Assurance Corp.
AMT  --Alternative Minimum Tax
BAN  --Bond Anticipation Note
BTP  --Bankers Trust Partnership
Colld.--Collateralized
CP   --Commercial Paper
COP  --Certificate of Participation
FGIC --Financial Guaranty Insurance Corp.
FHLB --Federal Home Loan Bank
FNMA --Federal National Mortgage Association
FRN  --Floating Rate Note
FSA  --Financial Security Assurance Corp.
GO   --General Obligation
Gtd. --Guaranteed

GNMA --Government National Mortgage Association
HDA  --Housing Development Authority
IDA  --Industrial Development Authority
IDR  --Industrial Development Revenue
LOC  --Letter of Credit
MBIA --Municipal Bond Insurance Association
ML SG--Merrill Lynch/Societe Generale
NA   --National Association
P-Floats--Puttable Floating Rate Security
PCR  --Pollution Control Revenue
RAN  --Revenue Anticipation Note
Soc Gen--Societe Generale
TOB  --Tender Option Bond
TRAN --Tax and Revenue Anticipation Note
VRDN --Variable Rate Demand Note

 . The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

 . Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

 . Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

 . Amortized cost also represents cost for federal income tax purposes.

 . Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
------------------------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
------------------------------------------------------
       DIVERSIFIED ASSETS PORTFOLIO
 BANK NOTES--3.9%
           Bayerische
           Landesbank
 $28,000     6.150% 08/14/98   $   28,058
           First National
           Bank of Boston
  15,000     5.690  04/09/98       15,000
           First Wachovia
           Bank, North
           Carolina
  30,000     6.100  04/06/98       29,990
           Huntington
           National Bank,
           Columbus
  23,000     5.800  09/22/98       22,985
           Key Bank
   9,000     5.580  12/15/97        8,981
           Morgan Guaranty
           Trust Co.
  30,000     5.965  06/22/98       29,994
           Sun Trust Bank
  20,000     5.830  07/14/98       19,993
------------------------------------------------------
 TOTAL BANK NOTES              $  155,001
------------------------------------------------------
 CERTIFICATES OF DEPOSIT--11.3%
 DOMESTIC DEPOSITORY INSTITUTIONS--3.2%
           Bankers Trust New
           York Corp.
 $50,000     5.880% 07/14/98   $   49,991
           First Tennessee
           Bank
  38,000     5.550  12/05/97       38,000
  24,000     5.580  12/23/97       24,000
           Huntington
           National Bank,
           Columbus
  16,000     5.890  09/18/98       15,996
                               ----------
                                  127,987
                               ----------
 FOREIGN DEPOSITORY INSTITUTIONS--8.1%
           Bank of Tokyo-
           Mitsubishi, London
  23,000     5.600  12/29/97       23,000
  10,000     5.770  12/29/97        9,999
  10,000     5.950  02/17/98       10,000
           Barclays Bank, New
           York
  25,000     5.940  06/25/98       24,992
           Canadian Imperial
           Bank of Commerce,
           New York
  25,000     5.625  04/07/98       25,000
  25,000     5.650  04/07/98       25,000
  24,000     5.940  10/21/98       23,989
           National
           Westminster Bank,
           New York
  15,000     5.940  06/26/98       14,995
           Norinchukin Bank,
           New York
  40,000     5.570  12/10/97       40,000
           Societe Generale,
           New York
  20,000     5.800  01/13/98       19,998
  14,000     5.870  03/03/98       13,999
  45,000     5.890  07/17/98       45,004
           Sumitomo Bank
           Ltd., New York
  16,000     5.580  12/09/97       16,000
  26,000     5.660  12/15/97       26,000
                               ----------
                                  317,976
------------------------------------------------------
 TOTAL CERTIFICATES OF DE-
  POSIT                        $  445,963
------------------------------------------------------

           Description
-----------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
-----------------------------------------
 COMMERCIAL PAPER--52.5%
 ASSET-BACKED SECURITIES--24.3%
           ABC Funding
 $15,000     5.680% 06/01/98   $   14,569
           AESOP Funding
   2,800     5.750  01/15/98        2,780
           Ascot Capital
           Corp.
   8,000     5.650  12/22/97        7,974
   3,250     5.560  01/15/98        3,227
           Amsterdam Funding
  18,000     5.540  12/19/97       17,950
           Barton Capital
           Corp.
   9,300     5.600  12/22/97        9,270
  20,000     5.750  01/16/98       19,853
  15,000     5.750  01/23/98       14,873
           Centric Funding
  23,000     5.650  12/05/97       22,986
  15,000     5.650  12/09/97       14,981
  38,420     5.650  12/10/97       38,366
           Cooperative
           Association of
           Tractor Dealers,
           Series: A
  13,900     5.750  02/19/98       13,722
           Corporate
           Receivables Corp.
  60,000     5.650  12/01/97       60,000
           CPI Funding
  46,558     5.670  05/26/98       45,267
           CXC, Inc.
  13,088     5.750  01/16/98       12,992
  12,500     5.600  01/27/98       12,389
           Galleon Capital
           Corp.
   7,500     5.570  12/03/97        7,498
   8,488     5.670  12/12/97        8,473
           Gotham Funding
           Corp.
  25,000     5.550  12/03/97       24,992
  15,914     5.550  12/05/97       15,904
           Eureka
           Securitization,
           Inc.
  10,000     5.550  12/18/97        9,974
           Lexington Parker
           Capital Company
           LLC
  35,000     5.540  12/01/97       35,000
  26,000     5.650  12/16/97       25,939
   7,000     5.570  01/30/98        6,935
           Pooled Account
           Receivable Corp.
   7,032     5.670  12/15/97        7,016
  25,974     5.620  12/18/97       25,905
           Ranger Funding
           Corp.
   5,500     5.540  12/19/97        5,485
  15,000     5.740  02/10/98       14,830
           R.O.S.E., Inc.
  15,000     5.650  02/05/98       14,845
  26,000     5.730  02/27/98       25,636
           R.O.S.E., Inc. #2
  22,999     5.690  02/04/98       22,763
           SALTS (II) Cayman
           Islands Corp.
  24,000     5.769  12/18/97       24,000

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
-----------------------------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
-----------------------------------------------------------
                    DIVERSIFIED ASSETS PORTFOLIO--CONTINUED
 ASSET-BACKED SECURITIES--CONTINUED
           SALTS (III) Cayman
           Islands Corp.
 $ 25,000    6.065% 12/18/97   $   25,000
   70,000    5.944  01/23/98       70,000
           Thames Assets
           Global
           Securitization
   23,000    5.800  01/20/98       22,815
   20,000    5.750  02/17/98       19,751
   30,000    5.780  02/23/98       29,595
    9,000    5.750  02/25/98        8,876
           Trident Capital
           Finance, Inc.
   30,000    5.600  01/21/98       29,762
           Variable Funding
           Capital
    7,557    5.700  12/05/97        7,552
   15,125    5.650  12/22/97       15,075
   70,000    5.750  01/20/98       69,441
   16,500    5.730  02/26/98       16,272
           WCP Funding, Inc.
   10,000    5.750  01/16/98        9,927
           Windmill Funding
           Corp.
   10,000    5.750  01/30/98        9,904
           Wood Street
           Funding Corp.
    5,315    5.550  12/16/97        5,303
   20,000    5.600  01/21/98       19,841
   14,000    5.600  01/26/98       13,878
                               ----------
                                  959,386
                               ----------
 BUSINESS SERVICES--2.2%
           Sanwa Business
           Credit Corp.
   20,000    5.560  12/18/97       19,948
   65,000    5.560  12/19/97       64,820
                               ----------
                                   84,768
                               ----------
 COMMUNICATIONS--1.7%
           MCI Communications
           Corp.
    7,500    5.600  12/12/97        7,487
   23,000    5.650  12/16/97       22,946
   22,700    5.610  12/22/97       22,626
   12,500    5.820  01/23/98       12,393
                               ----------
                                   65,452
                               ----------
 ELECTRIC SERVICES--0.5%
           CSW Credit, Inc.
    6,003    5.800  01/13/98        5,961
           Edison
           International
   15,000    5.670  12/08/97       14,983
                               ----------
                                   20,944
                               ----------
 ELECTRONIC AND OTHER
  ELECTRICAL COMPONENTS--0.6%
           General Electric
           Capital Corp.
   24,000    5.700  12/01/97       24,000
                               ----------

           Description
-------------------------------------------
 Principal           Maturity     Amortized
  Amount   Rate      Date              Cost
-------------------------------------------
 FOOD AND KINDRED PRODUCTS--
  1.2%
           Bass Finance
           (C.I.) Ltd.
 $  1,411    5.670%  12/18/97    $    1,407
           Cofco Capital
           Corp. (Credit
           Suisse LOC)
   15,000    5.550   12/03/97        14,995
   15,000    5.600   12/19/97        14,958
   15,000    5.740   01/28/98        14,861
                                 ----------
                                     46,221
                                 ----------
 FOREIGN DEPOSITORY
  INSTITUTIONS--0.8%
           Banco Real S.A.,
           Grand Cayman
           Islands
   15,000    5.650   04/16/98        14,680
           Nacional
           Financiera,
           S.N.C.,
           Grand Cayman
           Islands
   15,000    5.700   05/13/98        14,613
                                 ----------
                                     29,293
                                 ----------
 GENERAL MERCHANDISE STORES--0.6%
           Sears Roebuck
           Acceptance Corp.
   25,000    5.550   03/13/98        24,607
                                 ----------
 INSURANCE CARRIERS--1.7%
           AON Corp.
    9,000    5.670   12/01/97         9,000
           Equitable of Iowa
           Cos.
   10,000    5.750   01/13/98         9,931
           Lincoln National
           Corp.
    3,250    5.550   01/15/98         3,227
           Special Purpose
           Accounts
           Receivable
   30,000    5.750   02/26/98        29,583
           Torchmark, Inc.
   16,000    5.650   12/08/97        15,982
                                 ----------
                                     67,723
                                 ----------
 MEASURING, ANALYZING AND
  CONTROL INSTRUMENTS--2.2%
           Xerox Overseas
           Holdings
   88,000    5.650   12/01/97        88,000
                                 ----------
 MISCELLANEOUS RETAIL--0.1%
           Mont Blanc Capital
    3,450    5.700   12/04/97         3,448
                                 ----------
 NONDEPOSITORY BUSINESS
  CREDIT INSTITUTIONS--2.2%
           FBA Properties,
           Inc. (NationsBank
           Georgia LOC)
    4,300    5.650   12/10/97         4,294
           Finova Capital
           Corp.
   25,000    5.630   02/18/98        24,691
   10,000    5.700   03/12/98         9,840
   15,000    5.700   03/16/98        14,751
           Heller Financial
   34,000    5.650   12/16/97        33,920
                                 ----------
                                     87,496
                                 ----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
-----------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
-----------------------------------------
 NONDEPOSITORY PERSONAL
  CREDIT INSTITUTIONS--2.6%
           American General
           Finance Corp.
 $ 54,500    5.730% 12/01/97   $   54,500
           Countrywide Home
           Loans
   27,750    5.650  12/05/97       27,733
           Green Tree
           Financial Corp.
   20,000    5.910  01/23/98       19,826
                               ----------
                                  102,059
                               ----------
 TRANSPORTATION--10.2%
           BMW US Capital
           Corp.
   15,000    5.550  12/15/97       14,968
           Chrysler Financial
           Corp.
  100,000    5.600  12/22/97       99,673
   25,000    5.600  12/23/97       24,914
           Ford Credit
           Canada, Ltd.
   12,000    5.750  02/23/98       11,839
   25,000    5.750  02/26/98       24,653
   10,000    5.760  03/03/98        9,853
           Ford Motor Credit
           Corp.
   20,000    5.700  12/01/97       20,000
           General Motors
           Acceptance Corp.
   10,000    5.550  12/04/97        9,995
   15,000    5.540  12/11/97       14,977
   20,000    5.690  02/10/98       19,776
   50,000    5.780  02/19/98       49,358
   15,000    5.650  03/05/98       14,779
   10,000    5.590  03/12/98        9,843
   25,000    5.580  03/31/98       24,535
   10,000    5.660  04/15/98        9,788
   15,000    5.740  04/15/98       14,677
    6,000    5.670  04/16/98        5,871
           Mitsubishi Motors
           Credit of America,
           Inc.
   21,000    5.750  12/18/97       20,943
                               ----------
                                  400,442
                               ----------
 WATER SERVICES--0.2%
           Browning Ferris
           Industries
   10,000    5.600  12/18/97        9,974
                               ----------
 WHOLESALE TRADE-DURABLE
  GOODS--1.4%
           Newell Co.
   31,000    5.600  12/05/97       30,981
           Sinochem American
           Holdings, Inc.
   25,000    5.750  12/05/97       24,984
                               ----------
                                   55,965
-----------------------------------------
 TOTAL COMMERCIAL PAPER        $2,069,778
-----------------------------------------

           Description
-----------------------------------------
 Principal          Maturity    Amortized
  Amount   Rate     Date             Cost
-----------------------------------------
 CORPORATE NOTES--6.2%
           Associates Corp.
           NA
 $ 50,000    5.600% 03/02/98   $   49,991
           Beta Finance
   10,000    6.000  10/27/98       10,000
           CIT Group Holdings
   20,000    6.750  04/30/98       20,065
           Crozer Keystone
           Health System
    7,600    5.730  12/03/97        7,600
           General Electric
           Engine Receivables
           1995-1 Trust FRN
   17,374    5.600  12/01/97       17,374
           General Electric
           Engine Receivables
           1996-1 Trust
   34,732    5.678  12/01/97       34,732
           Key Bank NA
   25,000    6.190  04/13/98       24,995
           Key Bank NA FRN
   51,000    5.515  03/19/98       51,000
           Morgan Stanley
           Trust Certificates
           1996-2
   27,904    5.725  12/23/97       27,905
-----------------------------------------
 TOTAL CORPORATE NOTES         $  243,662
-----------------------------------------
 EURODOLLAR TIME DEPOSITS--
  9.4%
           Banque Brussels
           Lambert, Grand
           Cayman Islands
 $ 50,000    5.750% 12/01/97   $   50,000
           Banque Paribas,
           Grand Cayman
           Islands
   70,000    5.688  12/01/97       70,000
           Bayerische
           Landesbank
           Girozentrale,
           London
    2,000    5.750  12/29/97        2,000
           Berliner Handels
           Und Frankfurter,
           Grand Cayman
           Islands
   50,000    5.688  12/01/97       50,000
           Den Danske Bank,
           Grand Cayman
           Islands
   75,000    5.563  12/01/97       75,000
           Kredietbank, Grand
           Cayman Islands
  125,000    5.688  12/01/97      125,000
-----------------------------------------
 TOTAL EURODOLLAR TIME DEPOS-
  ITS                          $  372,000
-----------------------------------------
 GUARANTEED INVESTMENT CON-
  TRACTS--3.2%
           General American
           Life Insurance Co.
           FRN
 $ 75,000    5.850% 12/23/97   $   75,000
           Integrity Life
           Insurance Co. FRN
   15,000    5.950  01/01/98       15,000
           Transamerica Life
           Insurance and
           Annuity Co. FRN
   35,000    5.641  12/01/97       35,000
-----------------------------------------
 TOTAL GUARANTEED INVESTMENT
  CONTRACTS                    $  125,000
-----------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
-----------------------------------------------------------
 Principal           Maturity     Amortized
  Amount   Rate      Date              Cost
-----------------------------------------------------------
                    DIVERSIFIED ASSETS PORTFOLIO--CONTINUED
 MUNICIPAL INVESTMENTS--5.2%
           City of
           Minneapolis-St.
           Paul (Minnesota)
           Metro Airport GO
           Bond
 $ 28,930    5.756%  12/01/97    $   28,930
           City of Seattle
           (Washington) Ltd.
           GO Bond, Series C
   46,525    5.667   12/03/97        46,525
           County of Kern
           (California)
           Pension Obligation
   18,000    5.828   12/01/97        18,000
           County of Los
           Angeles
           (California)
           Pension Obligation
   40,000    5.880   12/04/97        40,000
           County of Sonoma
           (California)
           Pension Obligation
   22,800    5.980   12/01/97        22,800
           Health Insurance
           Plan of Greater
           New York
   23,500    5.650   12/03/97        23,500
           State of New
           Jersey Economic
           Development
           Authority
   25,000    5.728   12/03/97        25,000
-----------------------------------------------------------
 TOTAL MUNICIPAL INVESTMENTS     $  204,755
-----------------------------------------------------------
 U.S. GOVERNMENT AGENCY--0.9%
 FHLB DISCOUNT NOTE
 $ 35,194    5.600%  12/01/97    $   35,194
-----------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCY    $   35,194
-----------------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--
  0.3%
 U.S. TREASURY BILL
 $ 10,000    5.135%  09/17/98    $    9,586
-----------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATION                         $    9,586
-----------------------------------------------------------
 REPURCHASE AGREEMENTS--8.9%
 REPURCHASE AGREEMENTS--7.6%
           HSBC Securities,
           Inc., Dated
           11/28/97,
           Repurchase Price
           $100,048
           (U.S. Government
           Securities Colld.)
 $100,000    5.720%  12/01/97    $  100,000
           Merrill Lynch
           Government
           Securities, Inc.,
           Dated 11/28/97,
           Repurchase Price
           $200,093 (U.S.
           Government
           Securities Colld.)
  200,000    5.600   12/01/97       200,000
                                 ----------
                                    300,000
                                 ----------
 JOINT REPURCHASE AGREEMENT--1.3%
           UBS Securities,
           Inc., Dated
           08/29/97
           (U.S. Government
           Securities Colld.)
           Accrued Interest
           $146
   50,000    5.690   12/01/97        50,000
-----------------------------------------------------------
 TOTAL REPURCHASE AGREEMENTS     $  350,000
-----------------------------------------------------------
 TOTAL INVESTMENTS--101.8%       $4,010,939
-----------------------------------------------------------
 Liabilities, less other
  assets--(1.8)%                    (69,353)
-----------------------------------------------------------
 NET ASSETS--100.0%              $3,941,586
-----------------------------------------------------------
-----------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
--------------------------------------------------
 Principal   Interest    Maturity Amortized
  Amount       Rate        Date      Cost
--------------------------------------------------
                              GOVERNMENT PORTFOLIO
 U.S. GOVERNMENT AGENCIES--57.2%
 FHLB DISCOUNT NOTES--30.5%
 $ 95,895    5.332%      12/01/97 $   95,895
   50,000    5.352       12/01/97     50,000
   75,000    5.402       12/01/97     75,000
  100,000    5.553       12/01/97    100,000
                                  ----------
                                     320,895
                                  ----------
 FHLB MEDIUM TERM NOTES--18.5%
   67,000    5.720       07/07/98     66,979
   82,000    5.715       07/21/98     81,986
   17,500    5.710       10/01/98     17,502
    7,765    5.690       10/02/98      7,760
   10,230    5.792       10/23/98     10,234
   10,000    5.775       10/30/98      9,999
                                  ----------
                                     194,460
                                  ----------
 FANNIE MAE MEDIUM TERM NOTE--0.5%
    5,000    5.630       08/14/98      4,992
                                  ----------
 OVERSEAS PRIVATE INVESTMENT CORP. FRN--
  4.3%
   45,800    5.660       12/03/97     45,800
                                  ----------
 SLM HOLDING CORP. MEDIUM TERM NOTES--3.4%
   12,000    5.630       08/06/98     11,992
    6,000    5.600       08/11/98      5,990
    4,475    5.790       09/16/98      4,478
   13,000    5.720       11/20/98     12,993
                                  ----------
                                      35,453
--------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES   $  601,600
--------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--1.0%
 U.S. TREASURY NOTE--1.0%
 $ 10,000    7.250%      02/15/98 $   10,033
--------------------------------------------------
 TOTAL U.S. GOVERNMENT
  OBLIGATION                      $   10,033
--------------------------------------------------

           Description
------------------------------------------
 Principal Interest Maturity    Amortized
  Amount     Rate   Date             Cost
------------------------------------------
 REPURCHASE AGREEMENTS--42.8%
 REPURCHASE AGREEMENTS--38.0%
           Donaldson, Lufkin,
           & Jenrette
           Securities, Inc.,
           Dated 11/28/97,
           Repurchase Price
           $100,047 (U.S.
           Government
           Securities Colld.)
 $100,000    5.625% 12/01/97   $  100,000
           HSBC Securities,
           Inc., Dated
           11/28/97,
           Repurchase Price
           $200,095 (U.S.
           Government
           Securities Colld.)
  200,000    5.720  12/01/97      200,000
           SBC Capital
           Markets, Dated
           11/28/97,
           Repurchase Price
           $100,047 (U.S.
           Government
           Securities Colld.)
  100,000    5.680  12/01/97      100,000
                               ----------
                                  400,000
                               ----------
 JOINT REPURCHASE AGREEMENT--4.8%
           UBS Securities,
           Inc., Dated
           08/29/97,
           (U.S. Government
           Securities Colld.)
           Accrued Interest
           $134
   50,000    5.690  12/01/97       50,000
------------------------------------------
 TOTAL REPURCHASE AGREEMENTS   $  450,000
------------------------------------------
 TOTAL INVESTMENTS--101.0%     $1,061,633
------------------------------------------
 Liabilities, less other
  assets--(1.0)%                  (10,232)
------------------------------------------
 NET ASSETS--100.0%            $1,051,401
------------------------------------------
------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
-----------------------------------------------------
 Principal            Maturity Amortized
  Amount     Rate       Date      Cost
-----------------------------------------------------
                          GOVERNMENT SELECT PORTFOLIO
 U.S. GOVERNMENT AGENCIES--100.3%
 FEDERAL FARM CREDIT BANK--0.6%
 $  7,000    5.750%   07/01/98 $    6,994
                               ----------
 FEDERAL FARM CREDIT BANK DISCOUNT
  NOTES--6.5%
   28,000    5.463    12/15/97     27,941
   53,000    5.457    12/17/97     52,872
                               ----------
                                   80,813
                               ----------
 FHLB--14.9%
   64,000    5.720    07/07/98     63,980
   54,000    5.715    07/21/98     53,992
   11,150    5.710    10/01/98     11,151
    8,340    5.690    10/02/98      8,334
   22,875    5.700    10/23/98     22,862
   24,000    5.775    10/30/98     23,998
                               ----------
                                  184,317
                               ----------
 FHLB DISCOUNT NOTES--60.5%
    4,105    5.332    12/01/97      4,105
  193,798    5.603    12/01/97    193,798
   39,000    5.442    12/10/97     38,947
   58,050    5.452    12/10/97     57,971
  144,500    5.461    12/12/97    144,260
   50,000    5.463    12/12/97     49,917
  141,750    5.493    12/17/97    141,406
   38,000    5.503    12/01/97     37,908
   23,184    5.474    12/18/97     23,124
   54,000    5.492    12/19/97     53,852
    4,500    5.502    02/02/98      4,459
                               ----------
                                  749,747
                               ----------
 SLM HOLDING CORP.--4.8%
   10,000    5.535    02/25/98      9,999
   17,000    6.080    08/11/98     16,970
   17,000    5.820    09/16/98     17,008
   15,500    5.720    11/20/98     15,492
                               ----------
                                   59,469
                               ----------

           Description
-------------------------------------------------------------------
 Principal
  Amount/                               Maturity        Amortized
  Shares           Rate                   Date             Cost
-------------------------------------------------------------------
 SLM HOLDING CORP. DISCOUNT NOTES--13.0%
 $46,600     5.444%               12/17/97              $   46,488
  77,000     5.455                12/18/97                  76,803
  38,000     5.468                12/22/97                  37,879
                                                        ----------
                                                           161,170
-------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES                         $1,242,510
-------------------------------------------------------------------
 OTHER INVESTMENT--0.0%
           Dreyfus Treasury Prime Cash Management,
           Class A
     594       --                      --               $      594
-------------------------------------------------------------------
 TOTAL OTHER INVESTMENT                                 $      594
-------------------------------------------------------------------
 TOTAL INVESTMENTS--100.3%                              $1,243,104
-------------------------------------------------------------------
 Liabilities, less other assets--(0.3)%                     (3,711)
-------------------------------------------------------------------
 NET ASSETS--100.0%                                     $1,239,393
-------------------------------------------------------------------
-------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

Description
-----------------------------------------------------------------------------------------------------
Principal                                                Maturity                           Amortized
 Amount                 Rate                               Date                               Cost
-----------------------------------------------------------------------------------------------------
                              TAX-EXEMPT PORTFOLIO
MUNICIPAL INVESTMENTS--93.4%
ALABAMA--0.2%
City of Greenville IDR VRDN,
 Series 1992, Allied-Signal
 Project (FMC Corp. Gtd.)
$ 1,350                 4.000%                           12/07/97                            $  1,350
                                                                                             --------
ALASKA--0.7%
Alaska Housing Finance Corp.
 VRDN, Series 1994, Merrill P-
 Floats, PT-37 (FNMA Securities
 Colld.)
  3,900                 3.950                            12/01/97                               3,900
                                                                                             --------
ARKANSAS--0.1%
County of Jefferson PCR Bond,
 Arkansas Electric Coop. Corp.
 Project D (National Rural
 Utility Coop. Finance Co. Gtd.)
    560                 3.850                            03/01/98                                 560
                                                                                             --------
CALIFORNIA--8.5%
City of Freemont Unified School
 District TRAN, Series 1997
  4,600                 4.250                            06/30/98                               4,609
City of San Marcos Public
 Facilities Authority, Series
 BTP-188, Civic Center Project
 (U.S. Government Securities
 Colld.)
  7,961                 3.950                            03/30/98                               7,961
County of Irvine Ranch Water
 District, Series 1993 B,
 Districts 2, 102, 103, & 206
 (Morgan Guaranty Trust Co. LOC)
  6,000                 3.600                            12/01/97                               6,000
County of Los Angeles TRAN,
 Series A
  5,000                 4.500                            06/30/98                               5,018
County of Riverside TRAN, Series
 A
  5,000                 4.500                            06/30/98                               5,015
County of Sacramento Multifamily
 Housing Revenue VRDN, Series
 1985 C (Dai-Ichi Kangyo Bank
 LOC)
    200                 3.900                            12/07/97                                 200
State of California RAN, Series
 1997 B
 21,000                 4.150                            12/01/97                              21,000
                                                                                             --------
                                                                                               49,803
                                                                                             --------
DISTRICT OF COLUMBIA--0.4%
District of Columbia VRDN,
 Series A, Columbia Hospital for
 Women Project (Bank of Tokyo-
 Mitsubishi LOC)
  2,800                 4.250                            12/07/97                               2,800
                                                                                             --------
FLORIDA--7.9%
County of Alachua Health
 Facilities Authority, Academic
 Research Building Project
 (Barnett Bank LOC)
  2,550                 3.900                            02/09/98                               2,550
County of Broward Housing
 Finance Authority Revenue VRDN
 Sanctuary Park Apts Multifamily
 Project (PNC LOC)
  1,660                 3.900                            12/01/97                               1,660

Description
-----------------------------------------------------------------------------------------------------
Principal                                                Maturity                           Amortized
 Amount                 Rate                               Date                               Cost
-----------------------------------------------------------------------------------------------------
County of Dade School District
 GO VRDN, Series 1994 BTP-66
 (MBIA Insured)
$ 5,535                 4.050%                           12/07/97                            $  5,535
County of Dade Solid Waste
 System Revenue Bond BAN
  5,000                 4.750                            09/01/98                               5,019
County of Orange Health
 Facilities Authority VRDN,
 Mayflower Retirement Community
 Project (Rabobank Group LOC)
  2,000                 4.000                            12/07/97                               2,000
County of Orange Housing Finance
 Authority VRDN, Citicorp Eagle
 Trust Series 1987-A
 (GNMA Securities Colld.)
  5,000                 3.990                            12/07/97                               5,000
Florida State Board of Education
 Capital Outlay Board VRDN,
 Series B, BTP-52 ADP
  5,000                 4.050                            12/07/97                               5,000
Florida State Board of Education
 VRDN, Series 1994 E, Eagle
 Trust No. 940901
 15,500                 4.040                            12/07/97                              15,500
Florida State Board of Education
 VRDN, Series 1991 B, BTP 233
 (U.S. Govt Secs. Colld.)
  4,000                 3.800                            12/08/97                               4,000
                                                                                             --------
                                                                                               46,264
                                                                                             --------
GEORGIA--5.8%
County of Appling Development
 Authority PCR VRDN, Georgia
 Power Co. Plant Hatch Project
 1997 (Georgia Power Gtd.)
  1,500                 3.850                            12/01/97                               1,500
County of DeKalb Development
 Authority PCR VRDN, Series
 1987, General Motors Project
 (General Motors Corp. Gtd.)
  2,000                 3.950                            12/07/97                               2,000
County of Elbvert Development
 Authority IDR VRDN, Series
 1992, Allied-Signal Project
 (FMC Corp. Gtd.)
  2,430                 4.000                            12/07/97                               2,430
County of Fulton Development
 Authority IDR VRDN, General
 Motors Project (General Motors
 Corp. Gtd.)
  2,100                 3.950                            12/07/97                               2,100
County of Fulton Resident
 Elderly Authority VRDN, St.
 Anne's Terrace Project
 (NationsBank South LOC)
  2,600                 4.050                            12/07/97                               2,600
County of Heard Development
 Authority PCR VRDN, Georgia
 Power Co. Plant Wansley Project
 1997 (Georgia Power Co. Gtd.)
  1,200                 3.850                            12/01/97                               1,200
Metro Atlanta Rapid Transit
 Authority Revenue VRDN, Series
 A, BTP-58 (AMBAC Insured)
  5,965                 4.050                            12/07/97                               5,965

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

Description
-----------------------------------------------------------------------------------------------------
Principal                                                Maturity                           Amortized
 Amount                 Rate                               Date                               Cost
-----------------------------------------------------------------------------------------------------
                        TAX-EXEMPT PORTFOLIO--CONTINUED
GEORGIA--Continued
State of Georgia GO VRDN,
 Series 1993 F, BTP-82A
$ 9,900                 3.800%                           01/14/98                            $  9,900
State of Georgia GO VRDN,
 Series 1994 D, BTP-100
  6,035                 3.800                            01/14/98                               6,035
                                                                                             --------
                                                                                               33,730
                                                                                             --------
ILLINOIS--7.8%
City of Arlington Heights
 Multifamily Housing VRDN,
 Series 1997, Dunton Tower
 Apartments Project (Heller
 Financial LOC)
  2,820                 4.500                            12/07/97                               2,820
City of Chicago Board of
 Education VRDN, BTP-239,
 (AMBAC Insured)
  9,320                 4.150                            04/08/98                               9,320
City of Naperville IDR VRDN,
 General Motors Project
 (General Motors Corp. Gtd.)
  1,480                 3.950                            12/07/97                               1,480
City of Peoria IDR VRDN, Series
 1997, Peoria Production Shop
 Project (Bank One LOC)
  3,000                 4.050                            12/07/97                               3,000
Illinois Educational Facilities
 Authority VRDN, Series 1995 A,
 Lifelink Corp. Obligated Group
 (American National Bank &
 Trust LOC)
  2,900                 3.950                            12/07/97                               2,900
Illinois Educational Facilities
 Authority VRDN, Series 1996,
 The Art Institute of Chicago
 Project
  1,300                 3.900                            12/07/97                               1,300
Illinois HDA TOB, Series 1987
 B, Residential Mortgage
 Program
  1,520                 3.750                            02/01/98                               1,520
Illinois HDA TOB, Series 1987
 C, Residential Mortgage
 Program
  2,945                 3.750                            02/01/98                               2,945
Illinois Health Facilities
 Authority VRDN, Series 1995,
 Healthcor Project (Fuji Bank
 LOC)
  5,950                 4.450                            12/07/97                               5,950
Illinois Health Facilities
 Authority CP, Series 1991,
 Victory Health System Project
 (FNB Chicago LOC)
  4,400                 3.750                            01/30/98                               4,400
Illinois Metropolitan Pier and
 Exposition Authority Dedicated
 Sales Tax Revenue, BTP-230 A
 (U.S. Government Securities
 Colld.)
 10,000                 3.820                            01/28/98                              10,000
                                                                                             --------
                                                                                               45,635
                                                                                             --------

Description
-----------------------------------------------------------------------------------------------------
Principal                                                Maturity                           Amortized
 Amount                 Rate                               Date                               Cost
-----------------------------------------------------------------------------------------------------
INDIANA--1.3%
City of Hammond Local Public
 Improvement Bond, Series A-2
 Advanced Funding Program
$ 5,000                 4.200%                           01/08/98                            $  5,003
Indiana Health Facilities
 Financial Authority Hospital
 Revenue, Series E, Charity
 Obligated Group
  2,500                 3.800                            12/07/97                               2,500
                                                                                             --------
                                                                                                7,503
                                                                                             --------
KANSAS--1.0%
City of LaCygne Environmental
 Revenue VRDN, Series 1994 A
 Kansas City Power & Light
 Project (Kansas City Power &
 Light Gtd.)
  2,082                 3.950                            12/07/97                              2,082
City of Topeka Temporary Notes,
 Series A
  3,800                 4.000                            07/15/98                              3,802
                                                                                            --------
                                                                                               5,884
                                                                                            --------
KENTUCKY--2.5%
City of Danville Lease Revenue
 CP, Municipal Pooled Lease
 Program (PNC Bank LOC)
  3,000                 3.900                            02/10/98                              3,000
City of Mayfield Lease Revenue
 VRDN, Series 1996, Kentucky
 League of Cities Pooled
 Project (PNC Bank LOC)
  1,700                 4.150                            12/07/97                              1,700
Kentucky Interlocal School
 Transportation Association
 TRAN
 10,000                 4.090                            06/30/98                             10,002
                                                                                            --------
                                                                                              14,702
                                                                                            --------
LOUISIANA--2.3%
Louisiana Public Facilities
 Authority PCR VRDN, Series
 1992 Allied-Signal Project
 (FMC Corp. Gtd.)
  7,915                 4.000                            12/07/97                              7,915
Parish of Caddo IDR VRDN,
 General Motors Project
 (General Motors Corp. Gtd.)
  3,800                 3.950                            12/07/97                              3,800
Parish of West Baton Rouge
 District #3 PCR CP, Dow
 Chemical Project (Dow Chemical
 Gtd.)
  1,900                 3.750                            12/10/97                              1,900
                                                                                            --------
                                                                                              13,615
                                                                                            --------
MARYLAND--2.6%
City of Baltimore IDA VRDN,
 Series 1986, Capital
 Acquisition Program (Dai-Ichi
 Kangyo Bank LOC)
  7,300                 4.250                            12/07/97                              7,300
Maryland State Community
 Development Administration,
 Series 1993, PT-12, Merrill P-
 Floats (Maryland Community
 Development Authority)
  3,899                 3.950                            12/01/97                              3,899

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
Maryland State Economic
 Development Authority VRDN,
 Series 1995 (NationsBank LOC)
$ 2,400                   4.050%                           12/07/97                          $  2,400
Maryland State Health & Higher
 Education Facilities Authority
 VRDN, Series A, Helix Health,
 Inc. (NationsBank LOC)
  1,660                   4.050                            12/07/97                             1,660
                                                                                             --------
                                                                                               15,259
                                                                                             --------
MASSACHUSETTS--1.0%
Massachusetts Municipal
 Electric Co. VRDN,
 Series 1994 B, BTP-67 (MBIA
 Insured)
  5,760                   4.050                            12/07/97                             5,760
                                                                                             --------
MICHIGAN--1.5%
City of Detroit School District
 State School Aid Notes, Series
 1997 (Detroit School District
 Gtd.)
  3,000                   4.500                            05/01/98                             3,007
Michigan State Strategic Fund
 IDR VRDN, Allied-Signal
 Project (FMC Corp. Gtd.)
  2,500                   3.950                            12/07/97                             2,500
State of Michigan TRAN, Series
 1997 B
  3,000                   4.500                            07/02/98                             3,011
                                                                                             --------
                                                                                                8,518
                                                                                             --------
MINNESOTA--0.4%
City of St. Paul HDA VRDN,
 Series A, Science Museum of
 Minnesota Project (US Bank NA
 LOC)
  2,300                   3.850                            12/07/97                             2,300
                                                                                             --------
MISSISSIPPI--0.3%
County of Perry PCR VRDN,
 Series 1992, Leaf River Forest
 Project (Wachovia Bank LOC)
  1,800                   3.900                            12/01/97                             1,800
                                                                                             --------
MISSOURI--2.3%
City of St. Louis TRAN, Series
 1997
  5,400                   4.500                            06/30/98                             5,420
County of St. Louis IDA VRDN,
 Friendship Village West
 Community Project (LaSalle
 National Bank LOC)
  2,600                   4.000                            12/07/97                             2,600
County of St. Louis IDA VRDN,
 Merrill P-Floats, Series PA-
 120, South Point Apartments
 Project (Rabobank Group LOC)
  2,975                   4.100                            12/07/97                             2,975
Missouri Higher Education Loan
 Authority VRDN, Series 1990 A
 (National Westminster Bank
 LOC)
  2,800                   4.000                            12/07/97                             2,800
                                                                                             --------
                                                                                               13,795
                                                                                             --------

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
NEVADA--1.5%
County of Clark School District
 GO VRDN, Citicorp Eagle Trust
 No. 962804 (FGIC Insured)
$ 2,900                   3.990%                           12/07/97                          $  2,900
State of Nevada GO VRDN, Series
 1997 SGB31 (FGIC Insured)
  5,800                   4.000                            12/07/97                             5,800
                                                                                             --------
                                                                                                8,700
                                                                                             --------
NEW YORK--5.1%
City of New York GO, Series
 1992 A, Citicorp TOB CR-16
 (FSA Insured)
 10,100                   3.800                            02/15/98                            10,100
City of New York RAN, Series 26
 LB Trust Receipts (Societe
 Generale LOC)
  7,100                   4.150                            12/01/97                             7,100
City of New York Municipal
 Water Finance Authority VRDN
 (MBIA Insured)
  3,800                   3.940                            12/07/97                             3,800
Marine Midland Premium Loan
 Trust VRDN COP, Series 1991 B
 (Hong Kong & Shanghai Banking
 Corp. LOC)
  1,381                   4.050                            12/07/97                             1,381
New York State Environment
 Facilities Corp. PCR VRDN,
 Eagle Trust No. 943204 (FSA
 Insured)
  5,800                   3.990                            12/07/97                             5,800
Pooled VRDN P-Floats, Series
 PPT2
  1,515                   4.000                            12/01/97                             1,515
                                                                                             --------
                                                                                               29,696
                                                                                             --------
NORTH CAROLINA--0.8%
County of Buncombe PCR IDR
 VRDN, Series 1996, Cooper
 Industries, Inc. Project
 (Cooper Industries Gtd.)
  3,200                   4.050                            12/07/97                             3,200
County of Wake Industrial
 Pollution Finance Authority
 PCR VRDN, Series 1985 C,
 Carolina Power & Light Project
 (Sumitomo Bank Ltd. LOC)
  1,400                   4.350                            12/07/97                             1,400
                                                                                             --------
                                                                                                4,600
                                                                                             --------
OHIO--5.3%
County of Cuyahoga Hospital
 VRDN, Series C, The Cleveland
 Clinic Project (Bank of
 America LOC)
  1,000                   3.850                            12/07/97                             1,000
Red Roof Inns Mortgage Bond
 Trust VRDN (National City Bank
 LOC)
  3,339                   3.900                            12/15/97                             3,339
State of Ohio Air Quality
 Development Authority CP,
 Series A, Pollution Control-
 Duquesne Electric Project
 (Union Bank of Switzerland
 LOC)
  4,000                   3.950                            07/10/98                             4,000

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
                        TAX-EXEMPT PORTFOLIO--CONTINUED
OHIO--Continued
State of Ohio Environmental
 Improvement Authority PCR VRDN
 Series 1986, USX Corp. Project
 (Sanwa Bank LOC)
$ 6,000                   4.200%                           12/07/97                          $  6,000
State of Ohio Higher Education
 Capital Facilities VRDN,
 Series 1990 A, BTP-29 (MBIA
 Insured)
  3,000                   4.000                            12/07/97                             3,000
State of Ohio Higher Education
 Capital Facilities VRDN,
 Series 1994 A, BTP-69 (AMBAC
 Insured)
  8,545                   4.050                            12/07/97                             8,545
State of Ohio Water Development
 Authority PCR VRDN, Phillip
 Morris Cos. Project (Phillip
 Morris Companies, Inc. LOC)
  5,000                   4.000                            12/07/97                             5,000
                                                                                             --------
                                                                                               30,884
                                                                                             --------
OKLAHOMA--3.0%
City of Tulsa Airports
 Improvement VRDN, Series B-2
 (MBIA Insured)
  9,390                   3.990                            12/07/97                             9,390
State of Oklahoma Water
 Resources Board, Series 1994
 A, State Loan Program
  8,000                   3.750                            03/02/98                             8,000
                                                                                             --------
                                                                                               17,390
                                                                                             --------
OREGON--0.9%
City of Portland Sewer System,
 Series A (FGIC Insured)
  5,400                   4.000                            12/07/97                             5,400
                                                                                             --------
PENNSYLVANIA--4.6%
City of Philadelphia Authority
 IDR, Series 1988, Franklin
 Institute Project (PNC Bank
 LOC)
  2,800                   4.000                            12/07/97                             2,800
City of Philadelphia School
 District TRAN
 (Commerzbank LOC)
 10,000                   4.500                            06/30/98                            10,031
County of Allegheny Hospital
 Development Authority VRDN,
 Series B-2, Presbyterian
 University Hospital Project
 (PNC Bank LOC)
  1,000                   3.850                            12/01/97                             1,000
County of Allegheny IDA VRDN,
 Series A, Sewickley Academy
 Project (PNC Bank LOC)
  3,000                   4.050                            12/07/97                             3,000
County of Luzerne TRAN, Series
 1997
  4,500                   3.840                            12/31/97                             4,500
County of Warren Hospital
 Authority VRDN, Series 1994 B
 (PNC Bank LOC)
  1,000                   4.000                            12/07/97                             1,000
County of Washington Hospital
 Authority VRDN,
 Series B1-D, Eye and Ear
 Hospital (PNC Bank LOC)
  1,025                   3.850                            12/01/97                             1,025

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
County of Washington Hospital
 Authority VRDN,
 Series B1-E, Eye & Ear
 Hospital (PNC Bank LOC)
$   850                   3.850%                           12/01/97                          $    850
State of Pennsylvania Higher
 Education Facilities Authority
 Series I (AMBAC Insured)
  3,000                   4.500                            11/01/98                             3,017
                                                                                             --------
                                                                                               27,223
                                                                                             --------
SOUTH CAROLINA--0.9%
County of Lexington IDR VRDN,
 Series 1992, Allied-Signal
 Project (FMC Corp. Gtd.)
    800                   4.000                            12/07/97                               800
County of Lexington IDR VRDN,
 Series 1992 A,
 Allied-Signal Project (FMC
 Corp. Gtd.)
  1,880                   4.000                            12/07/97                             1,880
University of South Carolina
 Athletics Facility Revenue BAN
  2,550                   4.000                            02/26/98                             2,552
                                                                                             --------
                                                                                                5,232
                                                                                             --------
TENNESSEE--2.4%
City of Memphis GO VRDN, Series
 1996 Soc Gen
 Series SGB-23
  5,000                   4.000                            12/07/97                             5,000
County of Montgomery Public
 Building Authority Adjustable
 Loan Pool, Series 1996
 (NationsBank LOC)
  4,960                   4.050                            12/07/97                             4,960
County of Shelby GO, Series B,
 BTP-216
  4,000                   3.900                            01/15/98                             4,000
                                                                                             --------
                                                                                               13,960
                                                                                             --------
TEXAS--10.1%
City of Austin School District
 Building and Refunding VRDN,
 Series ML SG, Series SG-68
 (Permanent School Fund of
 Texas Gtd.)
  4,900                   4.050                            12/07/97                             4,900
City of Bastrop Independent
 School District GO VRDN,
 Series 1997, Series SGB 37
 (Permanent School Fund of
 Texas Gtd.)
  6,500                   4.000                            12/07/97                             6,500
City of Dallas-Ft Worth Airport
 Revenue Refunding VRDN, Series
 1995 SG, Series SGB-5 (FGIC
 Insured)
  6,600                   4.000                            12/07/97                             6,600
City of Denton Independent
 School District GO, Series B
 (Permanent School Fund of
 Texas Gtd.)
  6,000                   3.900                            08/15/98                             6,000
City of North Harris Montgomery
 Community College GO, Series
 1997 (FGIC Insured)
  5,000                   3.890                            01/15/98                             5,001
City of San Antonio Electric
 and Gas System Revenue,
 Series ML SG, Series SG-105
 10,000                   4.050                            12/07/97                            10,000

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                       Description
-----------------------------------------------------------------------------------------------------
Principal                                                  Maturity                         Amortized
 Amount                   Rate                               Date                             Cost
-----------------------------------------------------------------------------------------------------
County of Bexar Multifamily
 Housing Finance Authority
 VRDN, Series 1988 A,
 Creighton's Mill Development
 Project (New England Mutual
 Gtd.)
$ 2,600                   4.000%                           12/07/97                          $  2,600
County of Harris Toll Road
 Unlimited Tax Revenue VRDN,
 Series 1994 A, Citicorp Eagle
 Trust No. 954302
  5,500                   4.040                            12/07/97                             5,500
Port Development Corp. Marine
 Terminal IDR CP, Series 1985
 A, Mitsui & Co. Project
 (Industrial Bank of Japan LOC)
  7,250                   3.800                            12/08/97                             7,250
State of Texas TRAN, Series
 1997 A
  5,000                   4.750                            08/31/98                             5,033
                                                                                             --------
                                                                                               59,384
                                                                                             --------
VIRGINIA--6.4%
City of Norfolk GO VRDN, Eagle
 Trust No. 944601
 14,800                   4.040                            12/07/97                            14,800
City of Richmond Redevelopment
 and Housing Authority VRDN,
 Series 1995 A, Old Manchester
 Project (Wachovia Bank of
 North Carolina LOC)
  2,000                   4.050                            12/07/97                             2,000
State of Virginia GO VRDN,
 Series 1994, Citicorp Eagle
 Trust No. 954601
  7,000                   4.040                            12/07/97                             7,000
State of Virginia Public School
 Authority Revenue Bond
  7,565                   4.100                            04/01/98                             7,571
Town of Louisa IDA VRDN, Series
 1995 (NationsBank LOC)
  1,400                   4.050                            12/07/97                             1,400
Town of Louisa PCR CP, Series
 1987 (Virginia Electric Power
 Co. Gtd.)
  4,700                   3.900                            02/10/98                             4,700
                                                                                             --------
                                                                                               37,471
                                                                                             --------
WASHINGTON--3.5%
City of Kent Economic
 Development Corp. IDR VRDN,
 Associated Grocers Project
 (Bank of America LOC)
  3,800                   4.776                            12/07/97                             3,800
Port of Anacortes IDA IDR CP,
 Texaco Project (Texaco, Inc.
 Gtd.)
  9,500                   3.750                            12/03/97                             9,500
Washington State GO VRDN,
 Smith-Barney Soc Gen, Series
 1993 B, SGB-13
  6,950                   4.000                            12/07/97                             6,950
                                                                                             --------
                                                                                               20,250
                                                                                             --------

                      Description
-------------------------------------------------------------------------------------------------
Principal
 Amount/                                                Maturity                       Amortized
 Shares                  Rate                             Date                         Cost/Value
-------------------------------------------------------------------------------------------------
WISCONSIN--1.9%
City of Delavan Darien School
 District BAN
$ 3,595                  4.150%                         04/15/98                         $  3,598
City of Madison GO, Series A
  2,200                  5.000                          05/01/98                            2,209
City of Milwaukee RAN, Series A
  5,600                  4.250                          02/19/98                            5,607
                                                                                         --------
                                                                                           11,414
                                                                                         --------
WYOMING--0.4%
City of Green River PCR VRDN
 Allied-Signal Project (FMC
 Corp. Gtd.)
  2,225                  4.000                          12/07/97                            2,225
-------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL INVESTMENTS                                             $547,007
-------------------------------------------------------------------------------------------------
OTHER INVESTMENTS--0.9%
AIM Tax Free Money Market Fund
    105                     --                                --                         $    105
Dreyfus Tax Exempt Cash
 Management Fund
    400                     --                                --                              400
Federated Tax-Free Trust Money
 Market Fund #15
  3,312                     --                                --                            3,312
Federated Tax-Free Trust Money
 Market Fund #73
    819                     --                                --                              819
Provident Municipal Fund
    437                     --                                --                              437

--------------------------------------------------------------------------------
TOTAL OTHER INVESTMENTS                                                 $  5,073
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--94.3%                                                $552,080
--------------------------------------------------------------------------------
Other assets, less liabilities--5.7%                                      33,079
--------------------------------------------------------------------------------
NET ASSETS--100.0%                                                      $585,159
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1997
(All amounts in thousands, except net asset value per unit)

                                 Diversified              Government
                                   Assets     Government    Select   Tax-Exempt
                                  Portfolio   Portfolio   Portfolio  Portfolio
-------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
amortized cost                   $3,660,939   $  611,633  $1,243,104  $552,080
Repurchase agreements, at cost      350,000      450,000          --        --
Cash                                      1           --          --        --
Receivables:
 Interest                            18,948        4,933       3,865     6,550
 Fund units sold                    298,254       23,280       9,016    24,442
 Investment securities sold              --           --          --    11,025
 Administrator                          107           24          90        23
Other assets                             49           31          15        14
-------------------------------------------------------------------------------
TOTAL ASSETS                      4,328,298    1,089,901   1,256,090   594,134
-------------------------------------------------------------------------------
LIABILITIES:
Payable for:
 Fund units redeemed                368,806       33,418      10,893     6,948
 Distributions to unitholders        16,646        4,734       5,495     1,795
Accrued expenses:
 Advisory fees                          771          224         102       127
 Administration fees                    308           89         102        51
 Custodian fees                          35           11          12         7
 Transfer agent fees                      3            1          --         1
Other liabilities                       143           23          93        46
-------------------------------------------------------------------------------
TOTAL LIABILITIES                   386,712       38,500      16,697     8,975
-------------------------------------------------------------------------------
NET ASSETS                       $3,941,586   $1,051,401  $1,239,393  $585,159
-------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Paid-in capital                  $3,942,953   $1,051,494  $1,239,391  $584,991
Accumulated net realized gains
(losses) on investment transac-
tions                                (1,367)         (93)          2       168
-------------------------------------------------------------------------------
NET ASSETS                       $3,941,586   $1,051,401  $1,239,393  $585,159
-------------------------------------------------------------------------------
Total units outstanding (no par
value), unlimited units autho-
rized                             3,942,953    1,051,494   1,239,391   584,991
-------------------------------------------------------------------------------
Net asset value, offering and
redemption price per unit             $1.00        $1.00       $1.00     $1.00
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1997
(All amounts in thousands)

                                  Diversified            Government
                                    Assets    Government   Select   Tax-Exempt
                                   Portfolio  Portfolio  Portfolio  Portfolio
------------------------------------------------------------------------------
INTEREST INCOME                    $202,224    $71,708    $56,010    $25,872
------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees              8,945      3,243      2,546      1,731
Administration fees                   3,082      1,208      1,048        749
Custodian fees                          412        140         98        101
Professional fees                       136         46         38         47
Transfer agent fees                     127         35         30         22
Registration fees                       103         50        101         26
Trustee fees and expenses                80         30         23         22
Other                                   141         59         47         37
------------------------------------------------------------------------------
TOTAL EXPENSES                       13,026      4,811      3,931      2,735
Less: Voluntary waivers of in-
 vestment advisory fees                  --         --     (1,528)        --
Less: Expenses reimbursable by
 Administrator                         (478)      (263)      (360)      (306)
------------------------------------------------------------------------------
Net expenses                         12,548      4,548      2,043      2,429
------------------------------------------------------------------------------
NET INVESTMENT INCOME               189,676     67,160     53,967     23,443
Net realized gains on investment
 transactions                           207        212         78         27
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RE-
 SULTING FROM OPERATIONS           $189,883    $67,372    $54,045    $23,470
------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1997 and 1996
(All amounts in thousands)

                              Diversified Assets
                                   Portfolio           Government Portfolio
                            ------------------------  ------------------------
                               1997         1996         1997         1996
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
 Net investment income         $189,676     $162,308      $67,160      $53,208
 Net realized gains on
  investment transactions           207          327          212          133
-------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations      189,883      162,635       67,372       53,341
-------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS:
 Net investment income         (189,676)    (162,308)     (67,160)     (53,208)
-------------------------------------------------------------------------------
Total distributions to
 unitholders                   (189,676)    (162,308)     (67,160)     (53,208)
-------------------------------------------------------------------------------
UNIT TRANSACTIONS (AT
$1.00 PER UNIT):
 Proceeds from the sale of
  units                      49,976,344   42,285,142   16,517,258   12,329,359
 Reinvested distributions         2,169          860          580          --
 Cost of units redeemed     (49,216,663) (41,717,147) (16,735,164) (11,911,641)
-------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 unit transactions              761,850      568,855     (217,326)     417,718
-------------------------------------------------------------------------------
Net increase (decrease)         762,057      569,182     (217,114)     417,851
Net assets--beginning of
 year                         3,179,529    2,610,347    1,268,515      850,664
-------------------------------------------------------------------------------
NET ASSETS--END OF YEAR      $3,941,586   $3,179,529   $1,051,401   $1,268,515
-------------------------------------------------------------------------------
                               Government Select
                                   Portfolio           Tax-Exempt Portfolio
                            ------------------------  ------------------------
                               1997         1996         1997         1996
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
 Net investment income          $53,967      $40,087      $23,443      $25,061
 Net realized gains on
  investment transactions            78           97           27          102
-------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations       54,045       40,184       23,470       25,163
-------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS:
 Net investment income          (53,967)     (40,087)     (23,443)     (25,061)
-------------------------------------------------------------------------------
Total distributions to
 unitholders                    (53,967)     (40,087)     (23,443)     (25,061)
-------------------------------------------------------------------------------
UNIT TRANSACTIONS (AT
$1.00 PER UNIT):
 Proceeds from the sale of
  units                       6,143,005    4,712,236    5,626,217    5,526,968
 Reinvested distributions         4,952          963          172          126
 Cost of units redeemed      (5,744,991)  (4,562,089)  (5,679,764)  (5,692,419)
-------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 unit transactions              402,966      151,110      (53,375)    (165,325)
-------------------------------------------------------------------------------
Net increase (decrease)         403,044      151,207      (53,348)    (165,223)
Net assets--beginning of
 year                           836,349      685,142      638,507      803,730
-------------------------------------------------------------------------------
NET ASSETS--END OF YEAR      $1,239,393     $836,349     $585,159     $638,507
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
DIVERSIFIED ASSETS PORTFOLIO

                      1997        1996        1995           1994        1993        1992        1991        1990        1989
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR       $1.00       $1.00       $1.00          $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
INCOME FROM IN-
VESTMENT OPERA-
TIONS:
 Net investment
 income                  0.05        0.05        0.06           0.04        0.03        0.04        0.06        0.08        0.09
---------------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                    0.05        0.05        0.06           0.04        0.03        0.04        0.06        0.08        0.09
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment
 income                 (0.05)      (0.05)      (0.06)         (0.04)      (0.03)      (0.04)      (0.06)      (0.08)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to
unitholders             (0.05)      (0.05)      (0.06)         (0.04)      (0.03)      (0.04)      (0.06)      (0.08)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR             $1.00       $1.00       $1.00          $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return (a)         5.42%       5.30%       5.78%(b)       3.92%       3.00%       3.80%       6.19%       8.01%       8.98%
Ratio to average
net assets of:
 Expenses, net of
 waivers and re-
 imbursements            0.35%       0.34%       0.34%          0.35%       0.34%       0.34%       0.35%       0.35%       0.37%
 Expenses, before
 waivers and re-
 imbursements            0.36%       0.34%       0.34%          0.35%       0.36%       0.35%       0.36%       0.36%       0.37%
 Net investment
 income, net of
 waivers and
 reimbursements          5.30%       5.18%       5.63%          3.74%       3.00%       3.79%       6.18%       8.01%       8.98%
 Net investment
 income, before
 waivers and
 reimbursements          5.29%       5.18%       5.63%          3.74%       2.98%       3.78%       6.17%       8.00%       8.98%
Net assets at end
of year (in thou-
sands)             $3,941,586  $3,179,529  $2,610,347     $2,891,880  $3,200,288  $2,801,744  $2,784,485  $2,192,756  $1,871,713
---------------------------------------------------------------------------------------------------------------------------------
                      1988
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR       $1.00
INCOME FROM IN-
VESTMENT OPERA-
TIONS:
 Net investment
 income                  0.07
---------------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                    0.07
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment
 income                 (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to
unitholders             (0.07)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR             $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return (a)         7.15%
Ratio to average
net assets of:
 Expenses, net of
 waivers and re-
 imbursements            0.39%
 Expenses, before
 waivers and re-
 imbursements            0.39%
 Net investment
 income, net of
 waivers and
 reimbursements          7.15%
 Net investment
 income, before
 waivers and
 reimbursements          7.15%
Net assets at end
of year (in thou-
sands)             $1,528,203
---------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.73% absent the effect of a capital contribution equivalent to $.0005 per share received from Northern Trust Corporation.


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
GOVERNMENT PORTFOLIO

                         1997        1996       1995         1994       1993        1992       1991      1990      1989
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BE-
GINNING OF YEAR            $1.00       $1.00     $1.00        $1.00       $1.00       $1.00     $1.00     $1.00     $1.00
INCOME FROM INVEST-
MENT OPERATIONS:
 Net investment in-
 come                       0.05        0.05      0.06         0.04        0.03        0.04      0.06      0.08      0.09
--------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                       0.05        0.05      0.06         0.04        0.03        0.04      0.06      0.08      0.09
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment in-
 come                      (0.05)      (0.05)    (0.06)       (0.04)      (0.03)      (0.04)    (0.06)    (0.08)    (0.09)
--------------------------------------------------------------------------------------------------------------------------
Total distributions
to unitholders             (0.05)      (0.05)    (0.06)       (0.04)      (0.03)      (0.04)    (0.06)    (0.08)    (0.09)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
OF YEAR                    $1.00       $1.00     $1.00        $1.00       $1.00       $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------
Total return (a)            5.31%       5.20%     5.64%(b)     3.78%       2.91%       3.91%     6.18%     7.89%     8.63%
Ratio to average net
assets of:
 Expenses, net of
 waivers and reim-
 bursements                 0.35%       0.35%     0.35%        0.34%       0.34%       0.34%     0.35%     0.37%     0.50%
 Expenses, before
 waivers and reim-
 bursements                 0.37%       0.38%     0.40%        0.41%       0.38%       0.40%     0.40%     0.46%     0.50%
 Net investment in-
 come, net of waiv-
 ers and reimburse-
 ments                      5.18%       5.08%     5.49%        3.60%       2.92%       3.71%     6.03%     7.88%     8.63%
 Net investment in-
 come, before waiv-
 ers and reimburse-
 ments                      5.16%       5.05%     5.44%        3.53%       2.88%       3.65%     5.98%     7.79%     8.63%
Net assets at end of
year (in thousands)   $1,051,401  $1,268,515  $850,664     $787,816  $1,065,705  $1,163,905  $895,405  $971,720  $423,517
--------------------------------------------------------------------------------------------------------------------------
                        1988
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BE-
GINNING OF YEAR          $1.00
INCOME FROM INVEST-
MENT OPERATIONS:
 Net investment in-
 come                     0.07
--------------------------------------------------------------------------------------------------------------------------
Total income from
investment opera-
tions                     0.07
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment in-
 come                    (0.07)
--------------------------------------------------------------------------------------------------------------------------
Total distributions
to unitholders           (0.07)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
OF YEAR                  $1.00
--------------------------------------------------------------------------------------------------------------------------
Total return (a)          6.83%
Ratio to average net
assets of:
 Expenses, net of
 waivers and reim-
 bursements               0.54%
 Expenses, before
 waivers and reim-
 bursements               0.55%
 Net investment in-
 come, net of waiv-
 ers and reimburse-
 ments                    6.83%
 Net investment in-
 come, before waiv-
 ers and reimburse-
 ments                    6.82%
Net assets at end of
year (in thousands)   $335,301
--------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.53% absent the effect of a capital contribution equivalent to $.0011 per share received from Northern Trust Corporation.


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
GOVERNMENT SELECT PORTFOLIO

                            1997       1996      1995         1994      1993      1992      1991    1990(a)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF YEAR                  $1.00     $1.00     $1.00        $1.00     $1.00     $1.00     $1.00    $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income         0.05      0.05      0.06         0.04      0.03      0.04      0.06     0.01
------------------------------------------------------------------------------------------------------------
Total income from in-
vestment operations            0.05      0.05      0.06         0.04      0.03      0.04      0.06     0.01
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment income        (0.05)    (0.05)    (0.06)       (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
------------------------------------------------------------------------------------------------------------
Total distributions to
unitholders                   (0.05)    (0.05)    (0.06)       (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                          $1.00     $1.00     $1.00        $1.00     $1.00     $1.00     $1.00    $1.00
------------------------------------------------------------------------------------------------------------
Total return (b)               5.41%     5.31%     5.82%(c)     3.84%     3.00%     3.71%     5.82%    0.50%
Ratio to average net
assets of (d):
 Expenses, net of waiv-
 ers and reimbursements        0.20%     0.20%     0.20%        0.20%     0.20%     0.20%     0.20%    0.20%
 Expenses, before waiv-
 ers and reimbursements        0.39%     0.40%     0.41%        0.43%     0.49%     0.52%     0.60%    1.33%
 Net investment income,
 net of waivers and
 reimbursements                5.30%     5.19%     5.67%        3.83%     2.99%     3.70%     5.78%    7.65%
 Net investment income,
 before waivers and
 reimbursements                5.11%     4.99%     5.46%        3.60%     2.70%     3.38%     5.38%    6.52%
Net assets at end of
year (in thousands)      $1,239,393  $836,349  $685,142     $493,718  $386,507  $264,756  $160,750  $44,215
------------------------------------------------------------------------------------------------------------

(a) For the period November 7, 1990 (commencement of operations) through November 30, 1990.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Total return for the year ended November 30, 1995 would have been 5.80% absent the effect of a capital contribution equivalent to $.0002 per share received from Northern Trust Corporation.
(d)  Annualized for periods less than one year.


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
TAX-EXEMPT PORTFOLIO

                           1997      1996      1995      1994       1993        1992       1991      1990      1989      1988
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF YEAR                $1.00     $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.03      0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06      0.05
--------------------------------------------------------------------------------------------------------------------------------
Total income from in-
vestment operations          0.03      0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06      0.05
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment income      (0.03)    (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)    (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to
unitholders                 (0.03)    (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)    (0.05)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $1.00     $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------------
Total return (a)             3.44%     3.37%     3.71%     2.62%       2.27%       2.97%     4.57%     5.71%     6.04%     4.92%
Ratio to average net
assets of:
 Expenses, net of waiv-
 ers and reimbursements      0.35%     0.35%     0.35%     0.35%       0.34%       0.34%     0.35%     0.36%     0.49%     0.48%
 Expenses, before waiv-
 ers and reimbursements      0.39%     0.40%     0.41%     0.36%       0.38%       0.39%     0.40%     0.43%     0.49%     0.48%
 Net investment income,
 net of waivers and
 reimbursements              3.38%     3.32%     3.63%     2.40%       2.27%       2.95%     4.57%     5.71%     6.03%     4.92%
 Net investment income,
 before waivers and
 reimbursements              3.34%     3.27%     3.57%     2.39%       2.23%       2.90%     4.52%     5.64%     6.03%     4.92%
Net assets at end of
year (in thousands)      $585,159  $638,507  $803,730  $853,103  $1,191,932  $1,226,480  $872,405  $752,257  $545,215  $529,680
--------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
November 30, 1997

1. ORGANIZATION
The Benchmark Funds (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes seventeen portfolios, each with its own investment objective. The Northern Trust Company ("Northern") acts as the Trust's investment adviser, transfer agent, and custodian. Goldman, Sachs & Co. ("Goldman Sachs") acts as the Trust's administrator and distributor. Presented herein are the financial statements of the money market portfolios.
 The Trust includes four diversified money market portfolios: Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio and Tax-Exempt Portfolio (the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation
Investments are valued at amortized cost, which approximates market value. Under the amortized cost method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

(b) Repurchase Agreements
During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern, as custodian for the Trust, at the Federal Reserve Bank of Chicago.
 Each Portfolio may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern. Northern administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios. The Diversified Assets and Government Portfolios had entered into such joint repurchase agreements as of November 30, 1997, as reflected in the accompanying Statements of Investments.

(c) Interest Income
Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

(d) Federal Taxes
It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its unitholders. Therefore, no provision is made for federal taxes.
 At November 30, 1997, there were capital loss carryforwards for U.S. federal tax purposes of approximately $1,367,000 and $93,000 for the Diversified Assets and Government Portfolios, respectively. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations. These capital loss carryforwards expire in 2002.

(e) Expenses
Expenses arising in connection with a specific Portfolio are allocated to that Portfolio.
 Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative average net assets for the year.

(f) Distributions
Each Portfolio's net investment income is declared daily as a dividend to unitholders of record as of 3:00 p.m., Chicago time. Net realized short-term capital gains, if any in excess of net capital loss carryforwards, are declared and distributed at least annually.
 Distributions of net investment income with respect to a calendar month (including with respect to units redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern in cash or automatically reinvested in additional units of the Portfolio.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
November 30, 1997

Northern has undertaken to credit or arrange for the crediting of such distributions to each unitholder's account with Northern, its affiliates or its correspondents.

3. ADVISORY, TRANSFER AGENCY, CUSTODIAN AND OTHER AGREEMENTS
As compensation for the services rendered as investment adviser, including the assumption by Northern of the expenses related thereto, Northern is entitled to a fee, computed daily and payable monthly, at an annual rate of .25% of each Portfolio's average daily net assets.
 Until further notice, Northern has voluntarily agreed to waive .15% of its advisory fee for the Government Select Portfolio, reducing such fee to .10% per annum. The effect of this waiver by Northern for the year ended November 30, 1997 was to reduce advisory fees as shown on the accompanying Statements of Operations.
 As compensation for the services rendered as custodian and transfer agent, including the assumption by Northern of the expenses related thereto, Northern receives compensation based on a pre-determined schedule of charges approved by the Board.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has an administration agreement (as amended May 1, 1997) with Goldman Sachs whereby each Portfolio pays the Administrator a fee, computed daily and payable monthly, at an annual rate of .10% of each Portfolio's daily net assets.
 In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the investment advisory fee and transfer agency fee payable to Northern pursuant to its agreements with the Trust, servicing fees, and extraordinary expenses (such as taxes, interest and indemnification expenses), exceeds on an annualized basis .10% of a Portfolio's average net assets, Goldman Sachs will reimburse each Portfolio for the amount of the excess pursuant to the terms of the administration agreement.
 Prior to May 1, 1997 each Portfolio paid the Administrator a fee, computed daily and payable monthly, based on the average net assets of each Portfolio at the rates set forth below:

Average net assets                Rate
---------------------------------------
For the first $100,000,000        .250%
For the next $200,000,000         .150
For the next $450,000,000         .075
For net assets over $750,000,000  .050
---------------------------------------

 Prior to May 1, 1997, Goldman Sachs voluntarily agreed to waive a portion of its administrative fees should overall administration fees earned during the preceding year exceed certain specified levels. No waiver was required under this agreement during the year ended November 30, 1997. Furthermore, Goldman Sachs voluntarily agreed to reimburse each Portfolio for certain expenses in the event that such expenses, as defined, exceed on an annualized basis .10% of its average daily net assets.
 Expenses reimbursed during the year ended November 30, 1997 are shown on the accompanying Statements of Operations.
 Goldman Sachs receives no compensation under the distribution agreement.

5. BANK LOANS
The Trust maintains a $5,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the Fed Funds rate and are secured by pledged securities equal to or exceeding 120% of the outstanding balance.
 There were no borrowings under this agreement during the year ended November 30, 1997.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

To the Unitholders and Trustees of
The Benchmark Funds
Money Market Portfolios

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios, comprising the Money Market Portfolios of The Benchmark Funds, as of November 30, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of the investments owned at November 30, 1997 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios, comprising the Money Market Portfolios of The Benchmark Funds, at November 30, 1997, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
January 16, 1998

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and
Custodian

The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor

Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606

Trustees

William H. Springer, Chairman
Richard Gordon Cline
Edward J. Condon, Jr.
John W. English
Sandra Polk Guthman
Frederick T. Kelsey
Richard P. Strubel

Officers

Frank Polefrone, President
James Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Deborah Farrell, Assistant Secretary
Steven Hartstein, Assistant Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

Independent Auditors

Ernst & Young LLP
233 S. Wacker Dr.
Chicago, IL 60606

Legal Counsel

Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107

 This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Prospectus which contains facts concerning the objectives and policies, management expenses and other information.

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              THE BENCHMARK FUNDS
                                4900 Sears Tower
                            Chicago, Illinois 60606

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                       SHORT-INTERMEDIATE BOND PORTFOLIO
                         U.S. TREASURY INDEX PORTFOLIO
                                 BOND PORTFOLIO
                          INTERMEDIATE BOND PORTFOLIO
                          INTERNATIONAL BOND PORTFOLIO

This Statement of Additional Information (the "Additional Statement") dated April 1, 1998 as supplemented April 7, 1998 is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus for the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios (the "Portfolios") of The Benchmark Funds (the "Prospectus") dated April 1, 1998. Copies of the Prospectus may be obtained without charge by calling Goldman, Sachs & Co. ("Goldman Sachs") toll-free at 1-800-621-2550 (outside Illinois) or by writing to the address stated above. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

                            -----------------------

                                     INDEX

                                                                            Page
                                                                            ----
ADDITIONAL INVESTMENT INFORMATION                                            B-3
  Investment Objectives and Policies......................................   B-3
  Investment Restrictions Applicable to the U.S. Government
  Securities, Short-Intermediate Bond, U.S. Treasury Index,
  Bond, Intermediate Bond and International Bond Portfolios...............  B-16

ADDITIONAL TRUST INFORMATION..............................................  B-19
  Trustees and Officers...................................................  B-19
  Investment Advisers, Transfer Agent and Custodian.......................  B-24
  Administrator and Distributor...........................................  B-32
  Shareholder Servicing Plan..............................................  B-35
  Counsel and Auditors....................................................  B-37
  In-Kind Purchases.......................................................  B-37

PERFORMANCE INFORMATION...................................................  B-37
TAXES.....................................................................  B-46
  General.................................................................  B-46
  Taxation of Certain Financial Instruments...............................  B-48
  Foreign Investors.......................................................  B-50
  Conclusion..............................................................  B-50

DESCRIPTION OF SHARES.....................................................  B-51


OTHER INFORMATION........................................................  B-56

FINANCIAL STATEMENTS.....................................................  B-57

APPENDIX A...............................................................   1-A

APPENDIX B...............................................................   1-B

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE PORTFOLIOS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                       ADDITIONAL INVESTMENT INFORMATION

                       Investment Objectives and Policies

The following supplements the investment objectives and policies of the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios (the "Portfolios") of The Benchmark Funds (the "Trust") as set forth in the Prospectus.

U.S. Government Obligations. Examples of other types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

Supranational Bank Obligations. Each Portfolio (other than the U.S. Treasury Index Portfolio) may invest in obligations of supranational banks.
Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

Stripped Securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Each Portfolio may purchase securities registered in the STRIPS program. Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, each Portfolio (other than the U.S. Treasury Index Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on

Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

To the extent consistent with its investment objectives, each Portfolio may purchase stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped.
SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

Asset-Backed Securities. The U.S. Government Securities Portfolio may purchase securities that are secured or backed by mortgages and issued by an agency of the U.S. Government, and the Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Foreign Securities. Unanticipated political or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to the Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Investors should understand that the expense ratio of the International Bond Portfolio can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Short-Intermediate Bond, Bond, Intermediate Bond and International Bond Portfolios are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Portfolio's investment adviser, Northern Trust Company ("Northern"), anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the obligations held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, with respect to the International Bond Portfolio, Northern may purchase or sell forward foreign currency exchange contracts to seek to increase total return.

Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

Interest Rate Swaps, Floors and Caps and Currency Swaps. The Portfolios (other than the U.S. Treasury Index Portfolio) may enter into interest rate swaps, floors and caps for hedging purposes and not for speculation. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. A Portfolio will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Portfolios will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis; i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

The International Bond Portfolio may enter into currency swaps, which involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

Inasmuch as interest rate and currency swaps are entered into for good faith hedging purposes, the Trust and Northern believe that such transactions do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to interest rate or currency swaps will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be segregated.

The Portfolios will not enter into an interest rate or currency swap or interest rate floor or cap transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

Options. Each Portfolio may buy put options and call options and write covered call and secured put options. Such options may relate to particular securities, financial instruments, foreign currencies, foreign or domestic securities indices or (in the case of the International Bond Portfolio) the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange (an "Exchange") or issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities or instruments held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian, a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolios will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

With respect to yield curve options, a call (or put) option is covered if the International Bond Portfolio holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Portfolio's net liability under the two options. Therefore, the Portfolio's liability for such a covered option is generally limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Portfolio's obligation to sell a security or currency subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an Exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Contracts and Related Options. Each Portfolio may invest in futures contracts and interest rate futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

Securities Lending. Collateral for loans of portfolio securities made by a Portfolio may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and/or interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions. When a Portfolio purchases securities on a when-issued, delayed delivery or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Portfolio will segregate the portfolio securities themselves. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time Deposits and Bank Notes. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Some states have "depositor preference" laws that give depositors of their state chartered banks priority over holders of bank notes and other general creditors. In addition, the U.S. Congress has adopted legislation which creates a Federal "depositor preference" law providing the claims of certain creditors of an insured depository institution (including its depositors) with priority over the claims of that institution's unsecured creditors (including holders of its notes), in the event of that institution's insolvency or other resolution. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation to the extent of $100,000 per depositor.

A Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Variable and Floating Rate Instruments. With respect to variable and floating rate instruments that may be acquired by the Portfolios, Northern and Northern Trust Quantitative Advisors, Inc. ("NTQA" and, collectively with Northern, the "Investment Advisers") will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Investment Companies. With respect to the investments of the Portfolios in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act); or (b)(i) not more than 5% of the value of the total assets of a Portfolio will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. Certain investment companies whose securities are purchased by the Portfolios may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities. A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, as are deemed creditworthy by the Investment Advisers under guidelines approved by the Trust's Board of Trustees. The repurchase price under the repurchase agreements will generally equal the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian (or subcustodian), in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

Reverse Repurchase Agreements. Each Portfolio may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

Risks Related to Lower-Rated Securities. While any investment carries some risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the markets for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in a portfolio of investments.

The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by the Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The rating assigned by a rating agency evaluates the safety of a lower-rated security's principal and interest payments, but does not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Advisers perform their own analysis of the issuers whose lower-rated securities the Portfolios hold. Because of this, the Portfolios' performance may depend more on their own credit analysis than in the case of mutual funds investing in higher-rated securities.

In selecting lower-rated securities, the Investment Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Advisers continuously monitor the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

Yields and Ratings. The yields on certain obligations, including the instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, Duff, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subject to the limitations stated in the Prospectus, if a Portfolio security undergoes a rating revision, a Portfolio may continue to hold the security if the Investment Adviser determines that retention is warranted.

Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment.

Investment Restrictions Applicable to the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios

The U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios are subject to the fundamental investment restrictions enumerated below which may be changed with respect to these particular Portfolios only by a vote of the holders of a majority of a Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

     (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements) except to secure permitted borrowings.

     (3) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

     (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, enter into futures contracts and related options, and enter into forward currency contracts in accordance with its investment objective and policies.

     (5) Invest in companies for the purpose of exercising control.

     (6) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

     (7) Write puts, calls or combinations thereof, except for transactions in options on securities, financial instruments, currencies and indices of securities (and in the case of the International Bond Portfolio, yield curve options); futures contracts; options on futures contracts; forward currency contracts; short sales of securities against the box; interest rate swaps (and in the case of the International Bond Portfolio, currency swaps); and pair-off transactions (except in the case of the International Bond Portfolio).

     (8) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry.

For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (9) Borrow money (other than pursuant to reverse repurchase agreements), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Trust to meet redemption requests when the liquidation of Portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.

     (10) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may
(a) purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and
(b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

In addition, with respect to the U.S. Government Securities, Short-Intermediate, U.S. Treasury Index, Bond and Intermediate Bond Portfolios:

     (11) The Portfolio may not make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act, provided that this restriction does not apply to the International Bond Portfolio.

In applying the restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

Except to the extent otherwise provided in Investment Restriction No. 8 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Standard Industrial Classification Manual (except that the International Bond Portfolio will use the Morgan Stanley Capital International industry classification titles). Securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Additional Statement and in the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Restrictions.

In addition, as a matter of fundamental policy, the International Bond Portfolio will not issue senior securities except as stated in the Prospectus or this Additional Statement.

As a non-fundamental investment restriction, the International Bond Portfolio may not, at the end of any tax quarter, hold more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of the Portfolio may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government). As a non-fundamental investment restriction that can be changed without shareholder approval, the International Bond Portfolio may not, at the end of any tax quarter, invest more than 5% of the total value of its assets in the securities of any one issuer (except U.S. Government securities), except that up to 50% of the total value of the Portfolio's assets may be invested in any securities without regard to this 5% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except U.S. Government securities).

Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

                         ADDITIONAL TRUST INFORMATION

Trustees and Officers

Information pertaining to the Trustees and officers of the Trust is set forth below.


Name,                                Positions          Principal Occupation(s)
and Address                  Age     with Trust           During Past 5 Years
-----------                  ---     ----------         -----------------------
William H. Springer          68      Chairman          Vice Chairman of Ameritech (a
701 Morningside Drive                and               telecommunications holding
Lake Forest, IL 60045                Trustee           company), from February 1987 to
                                                       retirement in August 1992; Vice
                                                       Chairman, Chief Financial and
                                                       Administrative Officer of
                                                       Ameritech prior to 1987;
                                                       Director, Walgreen Co. (a retail
                                                       drug store business); Director of
                                                       Baker, Fentress & Co. (a closed-
                                                       end, non-diversified management
                                                       investment company) from April
                                                       1992 to present; Trustee, Goldman
                                                       Sachs Trust from 1989 to present.


Name,                                Positions          Principal Occupation(s)
and Address                  Age     with Trust           During Past 5 Years
-----------                  ---     ----------         -----------------------
Richard Gordon Cline         63      Trustee           Chairman, Hussman International
4200 Commerce Court,                                   Inc. (commercial refrigeration
Suite 300                                              company) since January 1998; and
Lisle, IL 60532                                        Chairman, Hawthorne Inc. (a
                                                       management advisory services and
                                                       private investment company) since
                                                       January 1996; Chairman and CEO of
                                                       NICOR Inc. (a diversified public
                                                       utility holding company) from
                                                       1986 to 1995, and President,
                                                       1992-1993; Director: Whitman
                                                       Corporation (a diversified
                                                       holding company); Kmart
                                                       Corporation (a retailing
                                                       company); Ryerson Tull, Inc. (a
                                                       metals distribution company); and
                                                       University of Illinois
                                                       Foundation.

Edward J. Condon, Jr.        57      Trustee           Chairman of The Paradigm Group,
Sear Tower, Suite 9650                                 Ltd. (a financial advisor) since
233 S. Wacker Drive                                    July 1993; Vice President and
Chicago, IL 60606                                      Treasurer of Sears, Roebuck and
                                                       Co. (a retail corporation) from
                                                       February 1989 to July 1993;
                                                       within the last five years he has
                                                       served as a Director of: Sears
                                                       Roebuck Acceptance Corp.;
                                                       Discover Credit Corp.; Sears
                                                       Receivables Financing Group, Inc.;
                                                       Sears Credit Corp.; and Sears
                                                       Overseas Finance N.V; Member of
                                                       the Board of Managers of The
                                                       Liberty Hampshire Company, LLC;
                                                       Vice Chairman and Director of
                                                       Energenics LLC; Director of
                                                       University Eldercare, Inc.;
                                                       Director of the Girl Scouts of
                                                       Chicago; and Trustee of Dominican
                                                       University.

John W. English              64      Trustee           Private Investor; Vice President
50-H New England Ave.                                  and Chief Investment Officer of
P.O. Box 640                                           The Ford Foundation (a charitable
Summit, NJ 07902-0640                                  trust) from 1981 until 1993;
                                                       Trustee: The China Fund, Inc.;
                                                       Retail Property Trust; Sierra
                                                       Trust; American Red Cross in
                                                       Greater New York; Mote Marine
                                                       Laboratory; and United Board for
                                                       Christian Higher Education in
                                                       Asia. Director: University  of
                                                       Iowa Foundation; Blanton-Peale
                                                       Institutes of Religion and
                                                       Health; Community Foundation of
                                                       Sarasota County; Duke Management
                                                       Company; and John Ringling Centre
                                                       Foundation.


Name,                                Positions          Principal Occupation(s)
and Address                  Age     with Trust           During Past 5 Years
-----------                  ---     ----------         -----------------------
Sandra Polk Guthman          54      Trustee           President and CEO of Polk Bros.
420 N. Wabash Avenue                                   Foundation (an Illinois not-for-
Suite 204                                              profit corporation) from 1993 to
Chicago, IL 60611                                      present; Director of Business
                                                       Transformation from 1992-1993,
                                                       and Midwestern Director of
                                                       Marketing from 1988-1992, IBM
                                                       Corporation; Director: MBIA
                                                       Insurance Corporation of Illinois
                                                       (bank holding company) since 1994
                                                       and Avondale Financial
                                                       Corporation (a stock savings and
                                                       loan holding company) since 1995.

Frederick T. Kelsey          70      Trustee           Consultant to Goldman Sachs from
4010 Arbor Lane #102                                   December 1985 through February
Northfield, IL 60093                                   1988; Director of Goldman Sachs
                                                       Funds Group and Vice President of
                                                       Goldman Sachs from May 1981 until
                                                       his retirement in November 1985;
                                                       President and Treasurer of the
                                                       Trust and other investment
                                                       companies affiliated with Goldman
                                                       Sachs through August
                                                       1985; President from 1983 to 1985,
                                                       and Trustee from 1983 to 1994, The
                                                       Centerland Funds and its successor,
                                                       The Pilot Funds; Trustee, various
                                                       management investment companies
                                                       affiliated with Zurich Kemper
                                                       Investments.

Richard P. Strubel           58      Trustee           Managing Director, Tandem Partners,
70 West Madison St.                                    Inc. (a privately held management
Suite 1400                                             services firm) since 1990;
Chicago, IL 60602                                      President and CEO, Microdot, Inc.
                                                       (a privately held manufacturing
                                                       firm) from 1984 to 1994; Trustee,
                                                       Goldman Sachs Trust from 1987 to
                                                       present; Director of Kaynar
                                                       Technologies Inc. (a leading
                                                       manufacturer of aircraft
                                                       fasteners); Trustee of the
                                                       University of Chicago; Director of
                                                       Children's Memorial Medical Center.

Frank E. Polefrone           41      President         Director of Financial Institutions
4900 Sears Tower                                       Sales and Marketing of Goldman
Chicago, IL 60606                                      Sachs Asset Management ("GSAM")
                                                       since March 1997; Marketing/Product
                                                       Development of Federated Investors
                                                       from August 1982 through December
                                                       1996.

James A. Fitzpatrick         38      Vice              Vice President, GSAM (since April
4900 Sears Tower                     President         1997); Vice President and General
Chicago, IL 60606                                      Manager, First Data Corporation -
                                                       Investors Services Group prior
                                                       thereto.



Name,                                Positions          Principal Occupation(s)
and Address                  Age     with Trust           During Past 5 Years
-----------                  ---     ----------         -----------------------
Gordon F. Linke              41      Vice              Vice President, Goldman Sachs Funds
555 California Street,               President         Group (since March 1992); Corporate
San Francisco, CA 94104                                Finance Officer of Bank of America
                                                       (prior thereto).

Nancy L. Mucker              48      Vice              Vice President, Goldman Sachs
4900 Sears Tower                     President         (since April 1985); Manager,
Chicago, IL 60606                                      Shareholder Servicing of GSAM
                                                       (since November 1989).

John Perlowski               33      Treasurer         Vice President, Goldman Sachs
One New York Plaza                                     (since July 1995); Director,
New York, NY 10004                                     Investors Bank and Trust Company
                                                       (November 1993 to July 1995); Audit
                                                       Manager of Arthur Andersen, LLP
                                                       (prior thereto).

Michael J. Richman           37      Secretary         General Counsel of the Funds Group,
85 Broad Street                                        GSAM (since December 1997);
New York, NY 10004                                     Associate General Counsel of GSAM
                                                       (February 1994 to December 1997);
                                                       Vice President and Assistant
                                                       General Counsel of Goldman Sachs
                                                       (since June 1992); Counsel to the
                                                       Funds Group of GSAM (since June
                                                       1992); Partner of Hale and Dorr,
                                                       September 1991 to June 1992).

Deborah A. Farrell           26      Assistant         Legal Assistant, Goldman Sachs
85 Broad Street                      Secretary         (since January 1994); Formerly at
New York, NY 10004                                     Cleary, Gottlieb, Steen & Hamilton.

Steven E. Hartstein          34      Assistant         Legal Products Analyst, Goldman
85 Broad Street                      Secretary         Sachs (since June 1993); Funds
New York, NY 10004                                     Compliance Officer, Citibank Global
                                                       Asset Management (August 1991 to
                                                       June 1993).

Howard B. Surloff            32      Assistant         Assistant General Counsel, GSAM and
85 Broad Street                      Secretary         Associate General Counsel to the
New York, NY 10004                                     Funds Group (since December 1997);
                                                       Vice President and Assistant
                                                       General Counsel, Goldman Sachs
                                                       (since November 1993 and May 1994,
                                                       respectively); Counsel to the Funds
                                                       Group, GSAM (since November 1993);
                                                       Associate of Shereff, Friedman,
                                                       Hoffman & Goodman, LLP (prior
                                                       thereto).

Valerie A. Zondorak,         32      Assistant         Assistant General Counsel, GSAM and
85 Broad Street                      Secretary         the Funds Group (since December 1997);
New York, NY 10004                                     Vice President and Assistant General
                                                       Counsel, Goldman Sachs (since December
                                                       1997) and Vice President and Counsel
                                                       to Goldman Sachs (since March 1997);
                                                       Associate of Shereff, Friedman,
                                                       Hoffman & Goodman, LLP (prior thereto).

Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with the Investment Advisers, Goldman Sachs and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Springer, Kelsey, Strubel, Perlowski, Fitzpatrick, Richman, Surloff and Hartstein and Mmes. Farrell, Mucker, and Zondorak hold similar positions with one or more investment companies that are advised by Goldman Sachs. As a result of the responsibilities assumed by the Investment Advisers under the Advisory Agreements with the Trust, by Northern under its Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement with the Trust and by Goldman Sachs under its Administration Agreement and Distribution Agreement with the Trust, the Trust itself requires no employees.

Each officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Each Trustee earns a quarterly retainer of $6,250 and the Chairman of the Board earns a quarterly retainer of $9,375. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

In addition, the Trustees established an Audit Committee consisting of three members including a Chairman of the Committee. Each member earns a fee of $1,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,250. Each Trustee will hold office for an indefinite term until the earliest of (1) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.

The Trust's officers do not receive fees from the Trust for services in such capacities, although Goldman Sachs, of which they are also officers, receives fees from the Trust for administrative services.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1997:

                                                Pension or      Total Compensation
                                                Retirement       from Registrant
                             Aggregate       Benefits Accrued        and Fund
                         Compensation from  as Part of Trust's     Complex Paid
Name of Trustee            the Registrant        Expenses          to Trustees
---------------            --------------        --------          -----------
William H. Springer           $43,500            $    0              $43,500
Richard G. Cline ***          $ 7,750            $    0              $ 7,750
Edward J. Condon, Jr.         $31,000            $    0              $31,000
John W. English               $31,000            $    0              $31,000
James J. Gavin*               $34,000            $    0              $34,000
Sandra Polk Guthman ***       $ 7,750            $    0              $ 7,750
Frederick T. Kelsey           $35,000            $2,863**            $37,863
Richard P. Strubel            $39,000            $    0              $39,000

*    Retired as of November 30, 1997.
**   Interest from deferred compensation.
*** Mr. Cline and Ms. Guthman were elected as Trustees of the Trust in September 1997.

              Investment Advisers, Transfer Agent and Custodian

Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. NTQA, also a wholly-owned subsidiary of Northern Trust Corporation, serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of December 31, 1997, the Investment Advisers and their affiliates had approximately $196 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, other investment companies and individuals.

Subject to the general supervision of the Board of Trustees, the Investment Advisers make decisions with respect to, and place orders for all purchases and sales of portfolio securities for, each Portfolio. The Advisory Agreements with the Trust provide that in selecting brokers or dealers to place orders for transactions, the Investment Advisers shall attempt to obtain best net price and execution or, with respect to the International Bond and Intermediate Bond Portfolios, their best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Portfolios and/or other accounts over which the Investment Advisers or an affiliate of Northern exercise investment discretion. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign securities exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. with respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.

The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Portfolios' interests.

On occasions when the Investment Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which the Investment Advisers act as adviser), the Agreements provide that the Investment Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreements permit the Investment Advisers, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of their opinion of the reliability and quality of such broker or dealer.

The Advisory Agreements provide that the Investment Advisers may render similar services to others so long as their services under such Agreements are not impaired thereby. The Advisory Agreements also provide that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, Northern has undertaken to perform some or all of the following services: (1) establish and maintain an omnibus account in the name of each Institution; (2) process purchase orders and redemption requests from an Institution, and furnish confirmations and disburse redemption proceeds; (3) act as the income disbursing agent of the Trust; (4) answer inquiries from Institutions; (5) provide periodic statements of account to each Institution; (6) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (7) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (8) preserve all records; and (9) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, Northern has also undertaken to perform some or all of the following services:
(1) establish and maintain separate accounts in the name of the investors; (2) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (3) disburse redemption proceeds; (4) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (5) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (6) provide periodic statements of account; (7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions); (8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors; (10) furnish the Trust all pertinent Blue Sky information; (11) perform all required tax withholding; (12) preserve records; and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by Northern under the Transfer Agency Agreement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, payable monthly, at an annual rate of .01%,
 .05%, .10% and .15% of the average daily net asset value of the Class A, B, C and D Shares, respectively, in the Portfolios.

Under its Custodian Agreement (and in the case of the International Bond Portfolio, its Foreign Custody Agreement) with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by Northern under the Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between Northern and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that Northern shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; or
(iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under either Agreement. Northern has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolios' foreign securities.

As compensation for the services rendered to the Trust by Northern as custodian to the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond and Intermediate Bond Portfolios, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Bond Portfolio, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $35,000 annually for the International Bond Portfolio, plus (ii) 9/100th of 1% annually of the Portfolio's average daily net assets, plus (iii) reimbursement for fees incurred by Northern as foreign Custodian for telephone, postage, courier fees, office supplies and duplicating.

Northern's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

Unless sooner terminated, the Advisory Agreements, the Custodian Agreement (or in the case of the International Bond Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern or NTQA and by Northern or NTQA on 60 days' written notice to the Trust.

Prior to April 1, 1998, Northern served as investment adviser to the U.S. Treasury Index Portfolio on the same terms as those described above. For the fiscal periods ended November 30 as indicated, the amount of the Advisory Fee incurred by each Portfolio (after fee waivers) was as follows:

                                                              1997                 1996                1995
                                                              ----                 ----                ----
U.S. Government Securities
Portfolio (1)                                              $  214,637            $219,457            $ 77,685
Short-Intermediate Bond
Portfolio (2)                                              $  428,876            $421,548            $305,155
U.S. Treasury Index Portfolio (2)                          $   43,880            $ 26,172            $ 49,400
Bond Portfolio (2)                                         $1,086,221            $830,217            $663,400
Intermediate Bond Portfolio (3)                                 8,743                 N/A                 N/A
International Bond Portfolio (4)                           $  200,976            $224,098            $224,564

______________
(1)  Commenced investment operations on April 5, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on July 31, 1997.
(4)  Commenced investment operations on March 28, 1994.

For the same fiscal periods ended November 30 as indicated, Northern waived advisory fees as follows:

                                                           1997                   1996               1995
                                                           ----                   ----               ----
U.S. Government Securities
Portfolio (1)                                           $  300,491             $  307,297          $108,759
Short-Intermediate Bond
Portfolio (2)                                           $  600,427             $  589,702          $427,217
U.S. Treasury Index Portfolio (2)                       $   73,133             $   43,719          $ 82,333
Bond Portfolio (2)                                      $1,520,709             $1,162,601          $928,746
Intermediate Bond Portfolio(3)                          $   12,240                    N/A               N/A
International Bond Portfolio (4)                        $   57,422             $   63,958          $ 64,150

______________
(1)  Commenced investment operations on April 5, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investments operations on July 31, 1997.
(4)  Commenced investment operations on March 28, 1994.

For the fiscal periods ended November 30 as indicated, the amount of the Transfer Agency Fee incurred by each Portfolio was as follows:

                                                      1997      1996      1995
                                                     -------   -------   -------
U.S. Government Securities
Portfolio (1)                                        $12,116   $12,058   $ 3,163
Short-Intermediate Bond
Portfolio (2)                                        $17,908   $16,929   $12,216
U.S. Treasury Index Portfolio (2)                    $ 4,802   $ 2,414   $ 3,366
Bond Portfolio (2)                                   $74,971   $39,420   $28,014
Intermediate Bond Portfolio(3)                       $   347       N/A       N/A
International Bond Portfolio (4)                     $ 2,957   $ 3,220   $ 3,209

______________
(1)  Commenced investment operations on April 5, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on July 31, 1997.
(4)  Commenced investment operations on March 28, 1994.

For the fiscal periods ended November 30 as indicated, the amount of the Custodian Fee (and, in the case of the International Bond Portfolio, the Foreign Custodian Fee) incurred by each Portfolio was as follows:

                                                     1997      1996      1995
                                                    -------   -------   -------
U.S. Government Securities
Portfolio (1)                                       $21,569   $19,709   $23,744
Short-Intermediate Bond
Portfolio (2)                                       $29,972   $28,060   $24,834
U.S. Treasury Index Portfolio (2)                   $21,465   $20,242   $22,734
Bond Portfolio (2)                                  $48,245   $46,249   $35,344
Intermediate Bond Portfolio(3)                      $ 7,200       N/A       N/A
International Bond Portfolio (4)                    $67,525   $67,555   $46,838

______________
(1)  Commenced investment operations on April 5, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on July 31, 1997.
(4)  Commenced investment operations on March 28, 1994.

Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern and NTQA believe that they may perform the services contemplated by their agreements with the Trust without violation of such banking laws or regulations, which are applicable to them. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern and NTQA from continuing to perform such services for the Trust.

Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern and NTQA in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Northern and NTQA and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Portfolio or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Northern and its affiliates would consider the possibility of offering to perform some or all of the services now provided by Goldman Sachs. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern and its affiliates might offer to provide services for consideration by the Trustees.

Goldman Sachs is also an active investor, dealer and/or underwriter in many types of stocks, bonds and other instruments. Its activities in this regard could have some effect on the market for those instruments which the Portfolios acquire, hold or sell.

In the Advisory Agreements, the Investment Advisers agree that the name "The Benchmark" may be used in connection with the Trust's business on a royalty-free basis. Northern has reserved to itself the right to grant the non-exclusive right to use the name "The Benchmark" to any other person. The Advisory Agreements provide that at such time as the Agreements are no longer in effect, the Trust will cease using the name "The Benchmark." (This undertaking by the Trust may be subject to certain legal limitations.)

Portfolio Transactions

To the extent that a Portfolio effects brokerage transactions with Goldman Sachs or any broker-dealer affiliated directly or indirectly with the Investment Advisers, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio. For the past three fiscal years, none of the Portfolios paid brokerage commissions.

During the fiscal year ended November 30, 1997, the Short-Intermediate Bond Portfolio acquired and sold securities of Societe Generale Securities Corporation, Banque Paribas and Donaldson, Lufkin & Jenrette Securities, Inc., each a regular broker/dealer. At November 30, 1997, the Short-Intermediate Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Salomon Brothers, Inc., with an approximate aggregate value of $4,993,000; and Donaldson, Lufkin & Jenrette Securities, Inc., with an approximate aggregate market value of $2,865,000.

During the fiscal year ended November 30, 1997, the Bond Portfolio acquired and sold securities of Donaldson, Lufkin & Jenrette Securities, Inc., a regular broker/dealer. At November 30, 1997, the Bond Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Donaldson, Lufkin & Jenrette Securities, Inc., with an approximate aggregate market value of $5,256,000.

During the fiscal year ended November 30, 1997, the Intermediate Bond Portfolio acquired and sold securities of Societe Generale Securities Corporation a regular broker/dealer. At November 30, 1997, the Intermediate Bond Portfolio did not own any securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act. During the fiscal period ended November 30, 1997 the International Bond Portfolio acquired and sold securities of Banque Brussels Lambert, Banque Paribas and Societe Generale Securities Corporation, each a regular broker/dealer. At November 30, 1997 the International Bond Portfolio did not own any securities if its regular broker/dealers, as defined in Rule 10b-1 under this 1940 Act.

Administrator and Distributor

Under its Administration Agreement with the Trust, Goldman Sachs, subject to the general supervision of the Trust's Board of Trustees, acts as the Trust's Administrator. In this capacity, Goldman Sachs (1) provides supervision of certain aspects of the Trust's non-investment advisory operations (the parties giving recognition to the fact that certain of such operations are performed by Northern pursuant to the Trust's agreements with Northern), (2) provides the Trust, to the extent not provided pursuant to such agreements, with such personnel as are reasonably necessary for the conduct of the Trust's affairs,
(3) arranges, to the extent not provided pursuant to such agreements, for the preparation at the Trust's expense of its tax returns, reports to shareholders, periodic updating of the prospectuses issued by the Trust, and reports filed with the SEC and other regulatory authorities (including qualification under state securities or Blue Sky laws of the Trust's shares), and (4) provides the Trust, to the extent not provided pursuant to such agreements, with adequate office space and equipment and certain related services in Chicago.

For the fiscal periods ended November 30 as indicated, Goldman Sachs received fees under the Administration Agreement (after fee waivers) in the amount of:

                                                    1997       1996       1995
                                                  --------   --------   --------
U.S. Government Securities
Portfolio (1)                                     $ 85,432   $ 87,782   $ 31,074
Short-Intermediate Bond
Portfolio (2)                                     $171,514   $168,616   $122,062
U.S. Treasury Index Portfolio (2)                 $ 29,247   $ 17,448   $ 32,933
Bond Portfolio (2)                                $434,500   $332,084   $265,356
Intermediate Bond Portfolio (3)                   $  3,470        N/A        N/A
International Bond Portfolio (4)                  $ 36,801   $ 32,014   $ 32,075

______________
(1)  Commenced investment operations on April 5, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on July 31, 1997.
(4)  Commenced investment operations on March 28, 1994.

For the fiscal periods ended November 30 as indicated and prior to May 1, 1997, Goldman Sachs voluntarily agreed to waive a portion of its Administration Fee for each Portfolio then in existence resulting in an effective fee of .10% of the average daily net assets for each Portfolio. The effect of these waivers by Goldman Sachs was to reduce Administration Fees by the following amounts:


                                                    1997       1996       1995
                                                  --------   --------   --------
U.S. Government Securities
Portfolio (1)                                     $ 52,820   $131,975   $ 46,611
Short-Intermediate Bond
Portfolio (2)                                     $ 72,454   $185,161   $161,031
U.S. Treasury Index Portfolio (2)                 $ 17,382   $ 26,353   $ 49,400
Bond Portfolio (2)                                $ 94,064   $243,306   $232,678
Intermediate Bond Portfolio (3)                        N/A        N/A        N/A
International Bond Portfolio (4)                  $ 18,779   $ 48,221   $ 48,112

______________
(1)  Commenced investment operations on April 5, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on July 31, 1997.
(4)  Commenced investment operations on March 28, 1994.

In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceed a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during the current fiscal year, Goldman Sachs will waive a portion of its administration fees during the following fiscal year. This undertaking may be terminated by Goldman Sachs at any time without the consent of the Trust or the shareholders. There have been no waivers pursuant to this agreement during the last three fiscal periods.

Goldman Sachs has agreed for the current fiscal year to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agent fees, servicing fees and extraordinary expenses) which exceed on an annualized basis .25% of the International Bond Portfolio's average daily net assets and .10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking is contractual with respect to all Portfolios. The effect of these reimbursements by Goldman Sachs for the fiscal periods ended November 30 as indicated, were to reduce the expenses of each Portfolio by:

                                        1997           1996           1995
                                      ---------      --------        --------
U.S. Government Securities
Portfolio (1)                         $ 70,879       $ 68,799        $ 72,798
Short-Intermediate Bond
Portfolio (2)                         $102,005       $ 97,056        $ 87,069
U.S. Treasury Index Portfolio (2)     $ 71,652       $ 67,218        $ 76,730
Bond Portfolio (2)                    $165,969       $142,673        $112,995
Intermediate Bond Portfolio (3)       $ 54,096            N/A             N/A
International Bond Portfolio (4)      $ 82,249       $ 87,159        $ 52,493

______________
(1) Commenced investment operations on April 5, 1993.
(2) Commenced investment operations on January 11, 1993.
(3) Commenced investment operations on July 31, 1997.
(4) Commenced investment operations on March 28, 1994.

Unless sooner terminated, the Administration Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the agreement is approved annually
(1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). The Administration Agreement is terminable at any time without penalty by the Trust (upon specified Trustee or shareholder action) on 60 days' written notice to Goldman Sachs and by Goldman Sachs on 60 days' written notice to the Trust.

The Trust has entered into a Distribution Agreement under which Goldman Sachs, as agent, sells shares of each Portfolio on a continuous basis. Goldman Sachs pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to Goldman Sachs for such distribution services.

The Administration Agreement and the Distribution Agreement provide that Goldman Sachs may render similar services to others so long as its services under such Agreements are not impaired thereby. The Administration Agreement provides that the Trust will indemnify Goldman Sachs against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Administration Agreement and Distribution Agreement) or, in lieu thereof, contribute to resulting losses.

Shareholder Servicing Plan

As stated in the Portfolios' Prospectus, Institutions may enter into Servicing Agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than .10%, .15% and .25% (on an annualized basis) of the average daily net asset value of the Class B, C and D Shares, respectively, of the U.S. Government Securities, Short-Intermediate Bond, U.S. Treasury Index, Bond, Intermediate Bond and International Bond Portfolios beneficially owned by such Customers or investors.

For the fiscal periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:



                                        1997        1996    1995
                                        ----        ----    ----
U.S. Government Securities Portfolio
Class B                                    N/A        N/A     N/A
Class C (6)                            $ 5,225     $5,040     N/A
Class D (1)                            $   710     $  452  $  978

Short-Intermediate Bond Portfolio
Class B                                    N/A        N/A     N/A
Class C                                    N/A        N/A     N/A
Class D (2)                            $ 1,349     $  127     $17

U.S. Treasury Index Portfolio
Class B                                    N/A        N/A     N/A
Class C                                    N/A        N/A     N/A
Class D (3)                            $ 3,353     $1,198  $  130

Bond Portfolio
Class B                                    N/A        N/A     N/A
Class C (4)                            $51,720     $6,686  $2,292
Class D (2)                               $887     $  397  $  181

Intermediate Bond Portfolio(7)
Class B                                    N/A        N/A     N/A
Class C                                    N/A        N/A     N/A
Class D                                    N/A        N/A     N/A

International Bond Portfolio
Class B                                    N/A        N/A     N/A
Class C                                    N/A        N/A     N/A
Class D (5)                            $154.34     $   30     N/A

_________________
(1)  Class D Shares were issued on September 15, 1994.
(2)  Class D Shares were issued on September 14, 1994.

(3)  Class D Shares were issued on November 16, 1994.
(4)  Class C Shares were issued on July 3, 1995.
(5)  Class D Shares were issued on November 20, 1995.
(6)  Class C Shares were issued on December 29, 1995.
(7)  As of the date of this Statement of Additional
     Information only Class A Shares have commenced operations.

Services provided by or arranged to be provided by Institutions under their Servicing Agreements may include: (1) establishing and maintaining separate account records of Customers or other investors; (2) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (3) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (4) issuing confirmations to Customers or other investors in accordance with applicable law;
(5) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (6) processing dividend payments on behalf of Customers or other investors; (7) providing information periodically to Customers or other investors showing their positions in shares; (8) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Institutions; (9) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (10) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors; (11) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors;
(12) providing such office space, facilities and personnel as may be required to perform its services under the Servicing Agreements; (13) maintaining appropriate management reporting and statistical information; (14) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (15) developing and monitoring investment programs; and (16) providing such other similar services as the Trust may reasonably request to the extent the Institutions are permitted to do so under applicable statutes, rules and regulations.

The Trust's agreements with Institutions are governed by a Plan (called the "Shareholder Servicing Plan") which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Institutions and the purposes for which the expenditures were made. In addition, the arrangements with

Institutions must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

The Board of Trustees has approved the arrangements with Institutions based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

Counsel and Auditors

Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to the Trust.

Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606-6301, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases

Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

                            PERFORMANCE INFORMATION

Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                     ERV      1
                             T = ( ------- ) ---  -1
                                      P       n

     Where:   T =    average annual total return;

              ERV = ending redeemable value at the end of the applicable period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) period;

              P =    hypothetical initial payment of $1,000; and

              n = period covered by the computation, expressed in terms of years.

Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                      ERV
                             T = [( ------- )] -1
                                      P


The calculations set forth below are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date and (2) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

The average annual total returns and aggregate total returns shown below for the Short-Intermediate Bond, U.S. Treasury Index and Bond Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of a predecessor collective fund adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their inception. Although all such predecessor collective funds were managed by Northern for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

Following commencement of operations of the Portfolios, Goldman Sachs reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of its administration fee for each Portfolio pursuant to the undertaking described above under "Additional Trust Information - Administrator and Distributor" and "-Investment Advisers, Transfer Agent and Custodian," and Northern waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without such fee waivers and expense reimbursements.

                      For Periods Ended November 30, 1997

                                         Average Annual Total Returns (%)               Aggregate Total Returns (%)
                                                                       Since                                       Since
                                      1 Year    5 Year    10 year    Inception    1 Year    5 Year    10 Year    Inception
Bond/1/
Class A
  with fee waivers and
  expense reimbursements               8.17      8.48     9.73           -         8.17      50.23     153.08        -

  without fee waivers and
  expense reimbursements               7.71      7.95     9.21           -         7.71      46.59     141.34        -

Class C
  with fee waivers and
  expense reimbursements               7.88      8.36     9.67           -         7.88      49.40     151.70        -

  without fee waivers and
  expense reimbursements               7.42      7.83     9.14           -         7.42      45.78     139.79        -

Class D
  with fee waivers and
  expense reimbursements               7.74      8.21     9.59           -         7.74      48.37     149.87        -

  without fee waivers and
  expense reimbursements               7.28      7.68     9.07           -         7.28      44.77     138.26        -

Intermediate Bond/6/
Class A
  with fee waivers and
  expense reimbursements                 -         -        -            -           -         -          -        1.17

  without fee waivers and
  expense reimbursements                 -         -        -            -           -         -          -        0.52

Short-Intermediate Bond/2/
Class A
  with fee waivers and
  expense reimbursements               5.95      6.21     7.36           -         5.95      35.15     103.4         -

  without fee waivers and
  expense reimbursements               5.44      5.63     6.77           -         5.44      31.50      92.53        -


                                                                        For Periods Ended November 30, 1997

                                                   Average Annual Total Returns (%)                Aggregate Total Returns (%)

                                                                                 Since                                       Since
                                                1 Year    5 Year    10 year    Inception    1 Year    5 Year    10 Year    Inception
Class D
  with fee waivers and                           5.54      5.94       7.22         --        5.54     33.44      100.80        --
  expense reimbursements

  without fee waivers and                        5.04      5.34       6.62         --        5.04     29.71       89.83        --
  expense reimbursements

U.S. Treasury Index/3/
Class A

  with fee waivers and                           7.44      7.25       8.74         --        7.44     41.90      131.15        --
  expense reimbursements

  without fee waivers and                        6.81      6.59       8.07         --        6.81     37.59      117.30        --
  expense reimbursements

Class D
  with fee waivers and                           7.03      7.00       8.62         --        7.03     40.26      128.61        --
  expense reimbursements

  without fee waivers and                        6.40      6.34       7.94         --        6.40     35.98      114.70        --
  expense reimbursements

U.S. Government Securities/4/
Class A
  with fee waivers and                           5.93       --         --         5.23       5.93       --         --        26.83
  expense reimbursements

  without fee waivers and                        5.38       --         --         4.54       5.38       --         --        22.99
  expense reimbursements

Class C
  with fee waivers and                           5.67       --         --         5.13       5.67       --         --        26.23
  expense reimbursements

  without fee waivers and                        5.12       --         --         4.45       5.12       --         --        22.47
  expense reimbursements

                                                                        For Periods Ended November 30, 1997

                                                   Average Annual Total Returns (%)                Aggregate Total Returns (%)

                                                                                 Since                                       Since
                                                1 Year    5 Year    10 year    Inception    1 Year    5 Year    10 Year    Inception
Class D
  with fee waivers and                           5.52       --         --         4.93       5.52       --         --         25.12
  expense reimbursements

  without fee waivers and                        4.95       --         --         4.24       4.95       --         --          4.95
  expense reimbursements

International Bond/5/
Class A
  with fee waivers and                          -3.02       --         --          7.51     -3.02       --         --         30.55
  expense reimbursements

  without fee waivers and                       -3.58       --         --          6.91     -3.58       --         --         27.89
  expense reimbursements

Class D
  with fee waivers and                          -3.38       --         --          7.28     -3.38       --         --         29.55
  expense reimbursements

  without fee waivers and                       -3.95       --         --          6.68     -3.95       --         --         26.88
  expense reimbursements

----------------------
1. For Class A, C and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance data from January 11, 1993 to July 3, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because the fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

2. For Class A and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance data from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

3. For Class A and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance data from January 11, 1993 to November 16, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. Performance data of the predecessor collective fund is shown from January 1, 1987, the date from which the predecessor fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

4. For Class C and D Shares, performance data prior to December 29, 1995 (commencement of Class C Shares), and September 15, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations April 5, 1993. Because fees and expenses of Class C and D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

5. For Class D Shares, performance data prior to November 20, 1995 (commencement of Class D Shares) is that of Class A Shares. Class A Shares commenced operations on March 28, 1994. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account.

6. Class A Shares of the Intermediate Bond Portfolio commenced operations on August 1, 1997.

The Portfolios' 30-day (or one month) standard yield described in the Prospectus is calculated for each class of the Portfolios in accordance with the method prescribed by the SEC for mutual funds:

                                        a-b     6
                            Yield = 2 [(--- + 1) - 1]
                                        cd

          Where:  a = dividends and interest earned by a Portfolio during the period;
                  b = expenses accrued for the period (net of reimbursements); c = average daily number of shares outstanding during the period entitled to receive dividends; and
                  d = net asset value per share on the last day of the period.

For the 30-day period ended November 30, 1997, the annualized yields for the Class A, Class B, Class C and Class D Shares of the Portfolios were as follows:

                                                   30-Day Yield
                                                   ------------
U.S. Government Securities
    Portfolio
        Class A                                        5.92%
        Class B                                         N/A
        Class C                                        5.65
        Class D                                        5.50

Short-Intermediate Bond
    Portfolio
        Class A                                        6.05
        Class B                                         N/A
        Class C                                         N/A
        Class D                                        5.68

U.S. Treasury Index Portfolio
        Class A                                        5.79
        Class B                                         N/A
        Class C                                         N/A
        Class D                                        5.40

Bond Portfolio
        Class A                                        6.01
        Class B                                         N/A
        Class C                                        5.77
        Class D                                        5.63

Intermediate Bond Portfolio
        Class A                                        6.06
        Class B                                         N/A
        Class C                                         N/A
        Class D                                         N/A

International Bond Portfolio
        Class A                                        4.53%
        Class B                                         N/A
        Class C                                         N/A
        Class D                                        3.88

The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Investment Advisers, Transfer Agent and Custodian" and "Administrator and Distributor" under "Additional Trust Information." In the absence of such fee reductions and expense limitations, the annualized 30-day yields of each Portfolio with respect to Class A, Class B, Class C and Class D Shares would have been as follows:

                                                   30-Day Yield
                                                   ------------
U.S. Government Securities
    Portfolio
        Class A                                        5.85%
        Class B                                         N/A
        Class C                                        5.58
        Class D                                        5.43

Short-Intermediate Bond Portfolio
        Class A                                        5.95
        Class B                                         N/A
        Class C                                         N/A
        Class D                                        5.58

U.S. Treasury Index Portfolio
        Class A                                        5.50
        Class B                                         N/A
        Class C                                         N/A
        Class D                                        5.15

Bond Portfolio
        Class A                                        5.90
        Class B                                         N/A
        Class C                                        5.70
        Class D                                        5.56

Intermediate Bond Portfolio
        Class A                                        4.30
        Class B                                         N/A
        Class C                                         N/A
        Class D                                         N/A

International Bond Portfolio
        Class A                                        3.90
        Class B                                         N/A
        Class C                                         N/A
        Class D                                        3.58

The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

Because of the different Servicing Fees and transfer agency fees payable with respect to Class A, B, C and D Shares in a Portfolio, performance quotations for shares of Class B, C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.

                                     TAXES

The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

                                    General

Each Portfolio will elect to be taxed separately as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each

Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

Each Portfolio intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain (20% or 28% rate gain, as applicable), regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the capital gain dividends the shareholder has received with respect to such shares. It is not expected that any distributions will qualify for the dividends received deduction for corporations.

Ordinary income of individuals is taxable at a nominal maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. The maximum tax rate on capital gains for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but not longer than 18 months, the maximum tax rate on capital gains is 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a nominal maximum rate of 35%.

If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income, to the extent of such Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

The Trust will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

Taxation of Certain Financial Instruments

Special rules govern the Federal income tax treatment of financial instruments that may be held by the Portfolios. These rules may have a particular impact on the amount of income or gain that a Portfolio must distribute to its respective shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement described above.

Generally, futures contracts, options on futures contracts and certain foreign currency contracts held by a Portfolio (collectively, the "Instruments") at the close of its taxable year are treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Portfolio has held the Instruments ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell related options and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolios, are subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to futures contracts which are part of a "mixed straddle" to sell related options and certain foreign currency contracts which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the rules of Section 1256 of the Code including "the 40%-60% rule" and the mark-to-market on gains and losses being treated for Federal income tax purposes as sold on the last business day of each Portfolio's taxable year, but gains and losses will be subject to such wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, each Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or
(2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40%-60% rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

Certain foreign currency contracts entered into by a Portfolio may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts.
As of the date of this Additional Statement, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Portfolio may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

Some of the non-U.S. dollar denominated investments that the Portfolios may make, such as foreign debt securities and foreign currency contracts, may be subject to provisions of the Code which govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Portfolios which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

Foreign Investors

Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net interest income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year. For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends, provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

Conclusion

The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

                             DESCRIPTION OF SHARES

The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios.
The Trust may hereafter create series in addition to the Trust's eighteen existing series, which represent interests in the Trust's eighteen respective portfolios, six of which are described in this Additional Statement. The Trust Agreement further permits the Board of Trustees to classify or reclassify any unissued shares into additional series or classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in four separate classes of shares in each of its non-money market portfolios: Class A, B, C and D Shares. Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "Investing-Redemption of Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio.
The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders;
(ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees (a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

As of March 11, 1998, substantially all of the Portfolios' outstanding shares were held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, the Trust's Trustees and officers owned beneficially less than 1% of the outstanding shares of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the following Portfolios as of March 11, 1998:

                                                           Number     Percentage
                                                         of Shares    of Shares
                                                         ---------    ----------
International Bond Portfolio
  The Northern Trust Company Pension Plan                  857,716      66.54%
  Doe Run Resources Corporation
    Retirement Plan                                        178,384      13.84%

U.S. Treasury Index Portfolio
  Moody Bible Institute/General                            273,208      26.74%
  Accreditation Council for Graduate
    Medical Education                                       75,948       7.43%
  Hubbell D.C. Trust                                        62,575       6.12%
  Herget National Bank                                     113,819      11.14%
  Old Second National Bank                                  81,498       7.98%

Short-Intermediate Bond Portfolio
  Local 393 Health & Welfare Trust                         573,299       5.94%

Bond Portfolio
  The Northern Trust Company Pension Plan                2,001,544       7.83%


  The Northern Trust Company Thrift
    Incentive Plan                                       1,716,741        6.72%
  Phycor, Inc. Savings and Profit Sharing
    Plan                                                 2,084,258        8.16%

U.S. Government Securities Portfolio
  Electrical Insurance Trust
    Supplemental Unemployment Benefit Fund                 560,802       23.50%
  Sheet Metal Workers Local 265 Health & Welfare
    Plan                                                   420,239       17.61%
  Mafco Rabbi                                              371,199       15.55%
  Illinois State Painters Welfare Fund                     238,243        9.98%
  Jordan Industries, Inc.                                  152,250        6.38%
  La Porte, The Retirement Plus Plan                       161,104        6.75%

Intermediate Bond Portfolio
  Illinois Masonic Medical Center
    Restricted Investment Fund                             299,816        37.93%
  Illinois Masonic Medical Center Board
    Designated Capital Fund                                180,761        22.87%
  Illinois Masonic Medical Center William
    Barr Pavilion Funded Depreciation Fund                 116,203        14.70%
  Illinois Masonic Medical Center Special
    Account - Northern Trust                                61,174         7.74%
  Fed-Pro Incorporated Employees Profit
    Sharing and Retirement Trust                            49,057         6.21%


                               OTHER INFORMATION

The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern, NTQA and Goldman Sachs, brokerage fees and commissions, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolio, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, Servicing Fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses of industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.
Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                             FINANCIAL STATEMENTS

The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1997 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained by writing to Goldman, Sachs & Co., Funds Group, 4900 Sears Tower, Chicago, IL 60606, or by calling Goldman Sachs toll-free at 800-621-2550.

                                  APPENDIX A

Description of Bond Ratings

The following summarizes the highest six ratings used by Standard & Poor's Ratings Group, Inc., a division of McGraw Hill ("S&P") for corporate and municipal debt:

     AAA: Debt rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it's financial commitment on the obligation.

     BB and B: Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B is more vulnerable to non-payment but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

S&P may attach the rating "r" to highlight derivative, hybrid and certain other obligations that S&P believes may experience high


                                      1-A
volatility or high variability in expected returns due to non-credit risks.

The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal long-term debt:

     Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba and B: Bonds that possess one of these ratings provide questionable protection of interest and principal. Ba indicates some speculative elements. B indicates a general lack of characteristics of desirable investment.

The foregoing ratings for corporate and municipal long-term debt are sometimes presented in parenthesis preceded with a "con", indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of some act or the fulfillment of some condition. The notation
(P) when applied to forward delivery bonds indicates that the rating is provisional pending delivery of the bonds. The rating may be



                                      2-A
revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

The following summarizes the highest six ratings used by Duff & Phelps Credit Rating Co. ("D&P") for corporate and municipal long-term debt:

     AAA: Debt rated AAA is of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Debt rated AA is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds that are rated BBB have below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB and B: Bonds that are rated BB or B are below investment grade. Bonds rated BB are deemed likely to meet obligations when due. Bonds rated B possess the risk that the obligations will not be met when due.

To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest six ratings used by Fitch IBCA, Inc. ("Fitch") for corporate and municipal bonds:

     AAA: Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. Because bonds related in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+."



                                      3-A

     A: Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in economic conditions and circumstances, however, are more likely to impair this category.

     BB: Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

To provide more detailed indications of credit quality, the Fitch ratings "AA" and lower may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Description of Municipal Note Ratings

The following summarizes the two highest ratings by S&P for short-term municipal notes:

     SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a "plus" (+) designation.

     SP-2:  Satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1: Obligations bearing these designations are of the best quality, enjoying strong protection by established



                                      4-A
     cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2: Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D&P uses the fixed-income ratings described above under "Description of Bond Ratings" for tax-exempt notes and other short-term obligations. Fitch uses the short-term ratings described below under "Description of Commercial Paper Ratings" for municipal notes.

Description of Commercial Paper Ratings

Commercial paper rated A-1 by S&P indicates that the obligor's capacity to meet its financial commitment is strong. Those issues for which the obligor's capacity to meet its financial commitment on the obligation is extremely strong are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the obligor's capacity to meet its financial commitment on the obligation is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers or related supporting institutions rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers or related supporting institutions rated Prime-2 are



                                      5-A
considered to have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest ratings used by Fitch for short-term obligations:

     F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.

     F2 securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F1+ and F1 categories.

D&P uses the short-term ratings described above under "Description of Note Ratings" for commercial paper.



                                      6-A

                                  APPENDIX B

As stated in their Prospectus, the Portfolios may enter into futures transactions and options thereon. Such transactions are described more fully in this Appendix.

I.  Interest Rate Futures Contracts

    Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within three business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio could use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this could include the use of futures contract sales to protect against expected increases in interest rates and the use of futures contract purchases to offset the impact of interest rate declines.

     A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, through using futures contracts.

     Interest rate futures contracts can also be used by a Portfolio for nonhedging (speculative) purposes to increase total return.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.



                                      1-B

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before a settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of a sale exceeds the price of the offsetting purchase, a Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, a Portfolio realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the -New York Futures Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. A Portfolio may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Index Futures Contracts

General. A bond index assigns relative values to the bonds included in the index which fluctuates with changes in the market values of the bonds included.

     A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio



                                      2-B
holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes, to increase total return.

III.  Futures Contracts on Foreign Currencies (International Bond Portfolio)

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio for hedging purposes in anticipation of fluctuations in exchange rates between the U.S. dollars and other currencies arising from multinational transactions.

     The International Bond Portfolio may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV.  Margin Payments

     Unlike purchases, or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Custodian or a sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation



                                      3-B
margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Portfolio's adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts

     There are several risks in connection with the use of futures by the Portfolios. In connection with the use of futures for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers. Conversely, the Portfolios may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers. It is also possible that, where a Portfolio had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.



                                      4-B

     Where futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Advisers may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will generally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.



                                      5-B

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Portfolios is also subject to the Investment Advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolios may have to sell securities at a time when they may be disadvantageous to do so.

     Futures purchased or sold by the International Bond Portfolio (and related options) may be traded in foreign instruments. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of the International Bond Portfolio's in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States



                                      6-B
futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.  Options on Futures Contracts

     The Portfolios may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of any underlying instruments, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may, unlike futures contracts where the risk of loss is potentially unlimited, frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters

     Accounting for futures contracts will be in accordance with generally accepted accounting principles.



                                      7-B

The
Benchmark Funds

Fixed Income
and
Equity
Portfolios


                                           Annual Report
                                       November 30, 1997

The Benchmark Funds
Fixed Income and Equity Portfolios

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Management's Discussion of Portfolio Performance...........................   2
Voting Results of Special Meeting of Unitholders...........................  20
Fixed Income Portfolios
  Statements of Investments
    Bond Portfolio.........................................................  21
    Intermediate Bond Portfolio............................................  23
    International Bond Portfolio...........................................  24
    Short-Intermediate Bond Portfolio......................................  25
    U.S. Government Securities Portfolio...................................  27
    U.S. Treasury Index Portfolio..........................................  28
  Statements of Assets and Liabilities.....................................  29
  Statements of Operations.................................................  30
  Statements of Changes in Net Assets......................................  31
  Financial Highlights.....................................................  33
Equity Portfolios
  Statements of Investments
    Balanced Portfolio.....................................................  39
    Diversified Growth Portfolio...........................................  41
    Equity Index Portfolio.................................................  43
    Focused Growth Portfolio...............................................  49
    International Equity Index Portfolio...................................  51
    International Growth Portfolio.........................................  62
    Small Company Index Portfolio..........................................  64
  Statements of Assets and Liabilities.....................................  84
  Statements of Operations.................................................  85
  Statements of Changes in Net Assets......................................  86
  Financial Highlights.....................................................  88
Notes to the Financial Statements..........................................  95
Report of Independent Auditors............................................. 101

--------------------------------------------------------------------------------

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
BENCHMARK BOND PORTFOLIO

  Overall, interest rates changed only marginally during the fiscal year, even though the first half of the year witnessed a meaningful rise in rates, and the second half saw an equally meaningful decline. Similarly, non-Treasury spreads generally tightened early in the year while reversing course later. Both patterns--but the interest rate move in particular--reflected the conflicting signals given by cyclical versus secular economic forces. An economy growing faster than what many consider trend growth, and the inflation and Federal Reserve tightening fears it engendered, captured investors' attention early and resulted in increasing rates. Positive secular developments and the resulting declines in actual measured inflation and the fiscal deficit, among other positive trends, eventually eased cyclical fears and pushed rates down. The turmoil in Southeast Asia late in the period added to the positive backdrop. In reality, this disturbance can be viewed as an effect of the secular developments as opposed to a cause of the market rally.
  For the year, the flattening of the yield curve, the outperformance of the mortgage sector and disparate sector performance in a generally flat corporate sector drove the fixed-income market's relative performance. The Portfolio posted solid relative returns primarily on good securities and sector selection decisions.
  As we begin the new fiscal year, the Portfolio is positioned with moderately greater interest rate sensitivity than its benchmark, and it is overweighted in non-Treasury sectors. A calendar-year-end widening in asset-backed security spreads has led to increased exposure in that sector. The Portfolio continues to maintain a high quality profile.

MARK J. WIRTH
Portfolio Manager
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK BOND PORTFOLIO
            VS. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

                             [CHART APPEARS HERE]

Class A Units

        Bond Portfolio Lehman Brother
-------------------------------------
 1/11/93       $10,000        $10,000
-------------------------------------
11/30/93       $11,060        $11,052
-------------------------------------
11/30/94       $10,613        $10,641
-------------------------------------
11/30/95       $12,900        $12,587
-------------------------------------
11/30/96       $13,619        $13,291
-------------------------------------
11/30/97       $14,732        $14,275
-------------------------------------

Past performance is not predictive of future performance.

                             [CHART APPEARS HERE]


                                                                         Lehman Brothers
 Average Annual Total Returns                                              Government/
      For Periods Ended                    Class A                          Corporate
      November 30, 1997:                    Units                          Bond Index
One Year:                                   8.17%                             7.41%
----------------------------------------------------------------------------------------
Since Commencement on 1/11/93:              8.24%                             7.55%

Class C Units


        Bond Portfolio Lehman Brother
-------------------------------------
  7/3/95       $10,000        $10,000
-------------------------------------
11/30/95       $10,608        $10,499
-------------------------------------
11/30/96       $11,174        $11,086
-------------------------------------
11/30/97       $12,054        $11,907
-------------------------------------

Past performance is not predictive of future performance.

                                                                         Lehman Brothers
 Average Annual Total Returns                                              Government/
       For Periods Ended                   Class C                          Corporate
      November 30, 1997:                    Units                          Bond Index
 One Year:                                  7.88%                             7.41%
----------------------------------------------------------------------------------------
 Since Commencement on 7/3/95:              8.05%                             7.49%

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK BOND PORTFOLIO
            VS. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

                             [CHART APPEARS HERE]

Class D Units

           Bond Portfolio  Lehman Brothers
------------------------------------------
 9/14/94           $10,000         $10,000
------------------------------------------
11/30/94           $ 9,906          $9,891
------------------------------------------
11/30/95           $11,992         $11,700
------------------------------------------
11/30/96           $12,612         $12,354
------------------------------------------
11/30/97           $13,588         $13,269

Past performance is not predictive of future performance.


                                                                         Lehman Brothers
 Average Annual Total Returns                                              Government/
      For Periods Ended                    Class D                          Corporate
      November 30, 1997:                    Units                          Bond Index
One Year:                                   7.74%                             7.41%
----------------------------------------------------------------------------------------
Since Commencement on 9/14/94:             10.01%                             9.20%

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

BENCHMARK INTERMEDIATE BOND PORTFOLIO

Despite the continuing crisis in Southeast Asia, U.S. stock prices firmed during November 1997 as foreign countries' restructuring plans and International Monetary Fund aid came into focus. While this support did not flow as strongly into the corporate and mortgage bond market, it at least halted the underperformance that these sectors experienced in October 1997. This movement caused U.S. corporate bonds to end the year virtually unchanged relative to Treasury bonds. On the other hand, mortgage-backed securities performed strongly based on a year-long decline in volatility.
  The Intermediate Bond Portfolio commenced operations on August 1, 1997, with initial investments in Treasury securities and some select positions in corporate, mortgage and asset-backed securities. Given the recent lag in spread sector prices, the Portfolio did experience some modest underperformance due to its overweighting in corporate and mortgage bonds. Based on current interest rate and spread levels, these markets look more attractive, and we expect to hold these positions going forward.

STEVE SCHAFER
Portfolio Manager

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK INTERMEDIATE
        BOND PORTFOLIO VS. THE LEHMAN BROTHERS INTERM. GOV'T/CORP INDEX

                             [CHART APPEARS HERE]

                           Class A Units
               -----------------------------------------
                Intermediate     Lehman Brothers Interm.
               Bond Portfolio       Gov't/Corp. Index
               --------------    -----------------------
  8/1/97          $10,000                $10,000
11/30/97          $10,117                $10,200

Past performance is not predictive of future performance.

Average Annual Total Return**                                                    Lehm. Int.
      For Period  Ended                      Class A                             Govt/Corp
     November 30, 1997:                       Units                                Index
Since Commencement on 8/1/97:                 1.17%                                2.00%

**Average Annual Total Return is not annualized for periods less than one year.

--------------------------------------------------------------------------------
Benchmark International Bond Portfolio

The fiscal year's global financial environment was marked by certain events that had negative implications for the Portfolio's performance. First, there was a material increase in the price of longer-dated, high-quality bonds, primarily due to improved inflation and weaker-than-expected global growth. The Asian financial crisis further benefited bonds, as next year's growth and inflation expectations were revised lower. Second, the dollar appreciated sharply against major currencies due to strong domestic fundamentals and the global flight to quality/liquidity. The greenback gained more than 10% versus both the yen and the Deutschemark. The notable exception to the trend was the British pound, which was virtually unchanged versus the dollar.
  Given the Portfolio's international status, the majority of its market exposure was to both foreign bonds and currencies. As such, the past year's environment was by no means ideal. Although participants benefited from a rise in bond prices, the dollar's sharp appreciation more than offset these gains for U.S.-based investors. Of some consolation was the Portfolio's outperformance versus its benchmark, which was largely due to an underweighted position in Japan and an overweighted position in the United Kingdom.
  As the new fiscal year begins, we retain the Portfolio's interest rate posture, given our constructive outlook for global inflation and generally attractive real yields. We also maintain a strong bias toward very high-quality issuers. Because the Portfolio is invested in non-U.S. bonds and currencies, returns continue to be strongly influenced by the direction of the dollar.

Michael Lannan
Portfolio Manager

                   COMPARISON OF CHANGE IN VALUE OF $10,000
                           INVESTMENT IN BENCHMARK
                       INTERNATIONAL BOND PORTFOLIO VS.
                     THE J.P. MORGAN NON-U.S. GOVERNMENT
                                  BOND INDEX

                             [CHART APPEARS HERE]

                                 Class A Units

       International Bond Portfolio    J.P. Morgan Non-U.S.Government Bond Index
--------------------------------------------------------------------------------
 3/25/94                    $10,000                                      $10,000
--------------------------------------------------------------------------------
11/30/94                    $10,403                                      $10,521
--------------------------------------------------------------------------------
11/30/95                    $12,296                                      $12,589
--------------------------------------------------------------------------------
11/30/96                    $13,461                                      $13,487
--------------------------------------------------------------------------------
11/30/97                    $13,055                                      $13,022
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.


                                                                J.P. Morgan
Average Annual Total Returns                                     Non-U.S.
     For Periods Ended                Class A                   Government
     November 30, 1997:                Units                    Bond Index
--------------------------------------------------------------------------------
One Year:                              -3.02%                     -3.45%
--------------------------------------------------------------------------------
Since Commencement on 3/28/94:          7.51%                      7.43%
--------------------------------------------------------------------------------


                             [CHART APPEARS HERE]

                                 Class D Units

       International Bond Portfolio    J.P. Morgan Non-U.S.Government Bond Index
--------------------------------------------------------------------------------
11/20/95                    $10,000                                      $10,000
--------------------------------------------------------------------------------
11/30/95                    $ 9,970                                      $ 9,912
--------------------------------------------------------------------------------
11/30/96                    $10,872                                      $10,619
--------------------------------------------------------------------------------
11/30/97                    $10,504                                      $10,253
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

                                                                J.P. Morgan
Average Annual Total Returns                                     Non-U.S.
     For Periods Ended                Class D                   Government
     November 30, 1997:                Units                    Bond Index
--------------------------------------------------------------------------------
One Year:                              -3.38%                     -3.45%
--------------------------------------------------------------------------------
Since Commencement on 11/20/95:         2.45%                      1.24%
--------------------------------------------------------------------------------

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Benchmark Short-Intermediate Bond Portfolio

Overall, interest rates changed only marginally during the fiscal year, even though the first half of the year witnessed a meaningful rise in rates, and the second half saw an equally meaningful decline. Similarly, non-Treasury spreads generally tightened early in the year while reversing course later. Both patterns--but the interest rate move in particular--reflected the conflicting signals given by cyclical versus secular economic forces. An economy growing faster than what many consider trend growth, and the inflation and Federal Reserve tightening fears it engendered, captured investors' attention early and resulted in increasing rates. Positive secular developments and the resulting declines in actual measured inflation and the fiscal deficit, among other positive trends, eventually eased cyclical fears and pushed rates down. The turmoil in Southeast Asia late in the period added to the positive backdrop. In reality, this disturbance can be viewed as an effect of the secular developments as opposed to a cause of the market rally.
  For the year, the flattening of the yield curve, the outperformance of the mortgage sector and disparate sector performance in a generally flat corporate sector drove the fixed-income market's relative performance. The Portfolio outperformed its benchmark before fees, though it slightly trailed on an after-fee basis. With little net change in interest rates or spreads, the Portfolio relied on a yield advantage from overweighting non-Treasury sectors to outpace its benchmark.
  As we begin the new fiscal year, the Portfolio is positioned with moderately greater interest rate sensitivity than its benchmark, and it is overweighted in non-Treasury sectors. A calendar-year-end widening in asset backed security spreads has led to increased exposure in that sector. The Portfolio continues to maintain a high quality profile.

Mark J. Wirth
Portfolio Manager


                        COMPARISON OF CHANGE IN VALUE OF
                        $10,000 INVESTMENT IN BENCHMARK
            SHORT-INTERMEDIATE BOND PORTFOLIO VS. THE MERRILL LYNCH
                      1-5 CORPORATE/GOVERNMENT BOND INDEX

                             [CHART APPEARS HERE]

                                Class A Units

     Short-Intermediate Bond Portfolio    Merrill Lynch 1-5 Corporate/Government
                                           Index
--------------------------------------------------------------------------------
 1/11/93                       $10,000                                   $10,000
--------------------------------------------------------------------------------
11/30/93                       $10,590                                   $10,641
--------------------------------------------------------------------------------
11/30/94                       $10,679                                   $10,596
--------------------------------------------------------------------------------
11/30/95                       $11,916                                   $11,893
--------------------------------------------------------------------------------
11/30/96                       $12,592                                   $12,582
--------------------------------------------------------------------------------
11/30/97                       $13,341                                   $13,348
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

                                                          Merrill Lynch
         Average Annual Total                             1-5 Corporate/
      Returns For Periods Ended          Class A            Government
          November 30, 1997:              Units             Bond Index
--------------------------------------------------------------------------------
One Year:                                 5.95%                6.09%
--------------------------------------------------------------------------------
Since Commencement on 1/11/93:            6.07%                6.08%
--------------------------------------------------------------------------------


                             [CHART APPEARS HERE]

                                 Class D Units

     Short-Intermediate Bond Portfolio    Merrill Lynch 1-5 Corporate/Government
                                           Index
--------------------------------------------------------------------------------
 9/14/94                       $10,000                                   $10,000
--------------------------------------------------------------------------------
11/30/94                       $ 9,970                                   $ 9,928
--------------------------------------------------------------------------------
11/30/95                       $11,076                                   $11,143
--------------------------------------------------------------------------------
11/30/96                       $11,654                                   $11,788
--------------------------------------------------------------------------------
11/30/97                       $12,300                                   $12,507
--------------------------------------------------------------------------------

          Past performance is not predictive of future performance.

                                                          Merrill Lynch
         Average Annual Total                             1-5 Corporate/
      Returns For Periods Ended          Class D            Government
          November 30, 1997:              Units             Bond Index
--------------------------------------------------------------------------------
One Year:                                 5.54%                6.09%
--------------------------------------------------------------------------------
Since Commencement on 9/14/94:            6.65%                7.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Benchmark U.S. Government Securities Portfolio

  With the crisis in Southeast Asia continuing to spread during the final months of fiscal 1997, the U.S. bond market remained a primary recipient of investment capital. This demand allowed yields on short-term government bonds to return to near their lows of the past fiscal year. Throughout the year, bond yields increased by as much as 1.0% on fears that strong economic growth would cause the Federal Reserve to tighten monetary policy.

  However, moderately slower domestic growth coupled with investors' fears of a world-wide financial meltdown caused the markets to re-evaluate the situation. As foreign countries' restructuring plans and International Monetary Fund aid came into focus, the need for any Federal Reserve action was delayed, and currently no action is priced into the bond market over the next year. Five-year government interest rates closed the fiscal year nearly unchanged in yield, though they did trade within a range of 1.25% over the 12-month period.

  On an absolute basis, this range-bound move in rates caused the return on government-bond funds to consist primarily of interest income. In this environment, maintaining additional portfolio yield in the form of callable agencies or mortgage-backed securities was a rewarding strategy. Thus, our modest overweight to mortgage-backed securities was a source of incremental positive performance. The Portfolio's performance moved in step with its benchmark, as the generous "real yields" currently available in the bond market have kept us fully invested in bonds.

Steve Schafer
Portfolio Manager

                        COMPARISON OF CHANGE IN VALUE OF
  $10,000 INVESTMENT IN BENCHMARK U.S. GOVERNMENT SECURITIES PORTFOLIO VS. THE
                       MERRILL LYNCH 1-5 GOVERNMENT INDEX

                             [CHART APPEARS HERE]

                           Class A Units
             -----------------------------------------
               U.S. Government       Merrill Lynch 1-5
             Securities Portfolio    Government Index
             --------------------    -----------------
  4/5/93           $10,000                $10,000
11/30/93           $10,300                $10,346
11/30/94           $10,241                $10,295
11/30/95           $11,386                $11,538
11/30/96           $11,972                $12,192
11/30/97           $12,682                $12,929

Past performance is not predictive of future performance.

 Average Annual Total Returns                                               Merrill Lynch
       For Periods Ended                    Class A                         1-5 Government
      November 30, 1997:                     Units                              Index
 One Year:                                   5.93%                              6.04%
------------------------------------------------------------------------------------------
 Since Commencement on 4/5/93:               5.23%                              5.67%

                             [CHART APPEARS HERE]

                           Class C Units
             -----------------------------------------
               U.S. Government       Merrill Lynch 1-5
             Securities Portfolio    Government Index
             --------------------    -----------------
12/29/95           $10,000                $10,000
11/30/96           $10,405                $10,476
11/30/97           $10,995                $11,109

Past performance is not predictive of future performance.


 Average Annual Total Returns                                             Merrill Lynch
       For Periods Ended                    Class C                       1-5 Government
      November 30, 1997:                     Units                            Index
One Year:                                    5.67%                            6.04%
----------------------------------------------------------------------------------------
Since Commencement on 12/29/95:              5.05%                            5.62%


The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Benchmark U.S. Government Securities Portfolio--Continued

                        COMPARISON OF CHANGE IN VALUE OF
  $10,000 INVESTMENT IN BENCHMARK U.S. GOVERNMENT SECURITIES PORTFOLIO VS. THE
                       MERRILL LYNCH 1-5 GOVERNMENT INDEX

                             [CHART APPEARS HERE]

                           Class D Units
             -----------------------------------------
               U.S. Government       Merrill Lynch 1-5
             Securities Portfolio    Government Index
             --------------------    -----------------
 9/15/94           $10,000                $10,000
11/30/94           $ 9,910                $ 9,913
11/30/95           $10,966                $11,110
11/30/96           $11,490                $11,740
11/30/97           $12,123                $12,450

Past performance is not predictive of future performance.

 Average Annual Total Returns                                               Merrill Lynch
      For Periods Ended                     Class D                         1-5 Government
      November 30, 1997:                     Units                              Index
One Year:                                    5.52%                              6.04%
------------------------------------------------------------------------------------------
Since Commencement on 9/15/94:               6.18%                              7.07%

--------------------------------------------------------------------------------
BENCHMARK U.S. TREASURY INDEX PORTFOLIO

During the fiscal year ended November 30, 1997, Treasury rates changed only marginally, rising in the first part of the year and falling in the latter part. Two forces counteracted each other: A fast growing economy created fears of a Federal Reserve tightening, while declines in actual measured inflation and the secular deficit pushed rates lower. The yield curve flattened during the year.
  As it seeks to do, the Benchmark U.S. Treasury Index Portfolio performed in line with the Lehman Treasury Index. We will continue to pursue a passive investment strategy by investing in securities that represent the Index. These efforts seek to provide returns that closely track the returns of the Index.

RICHARD STECK
Portfolio Manager

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK U.S. TREASURY
          INDEX PORTFOLIO VS. THE LEHMAN BROTHERS TREASURY BOND INDEX

                             [CHART APPEARS HERE]

                         Class A Units
             --------------------------------------
              U.S. Treasury       Lehman Brothers
             Index Portfolio    Treasury Bond Index
             ---------------    -------------------
 1/11/93         $10,000              $10,000
11/30/93         $10,994              $11,019
11/30/94         $10,576              $10,625
11/30/95         $12,369              $12,473
11/30/96         $13,000              $13,127
11/30/97         $13,967              $14,088

Past performance is not predictive of future performance.

     Average Annual Total                                                Lehman Brothers
  Returns For Periods Ended                Class A                        U.S. Treasury
      November 30, 1997:                    Units                          Bond Index
One Year:                                   7.44%                             7.32%
----------------------------------------------------------------------------------------
Since Commencement on 1/11/93:              7.07%                             7.26%

                             [CHART APPEARS HERE]

                         Class D Units
             --------------------------------------
              U.S. Treasury       Lehman Brothers
             Index Portfolio    Treasury Bond Index
             ---------------    -------------------
11/16/94         $10,000              $10,000
11/30/94         $10,037              $10,069
11/30/95         $11,687              $11,821
11/30/96         $12,239              $12,441
11/30/97         $13,099              $13,352

Past performance is not predictive of future performance.

     Average Annual Total                                                 Lehman Brothers
   Returns For Periods Ended                Class D                        U.S. Treasury
      November 30, 1997:                     Units                          Bond Index
One Year:                                    7.03%                             7.32%
-----------------------------------------------------------------------------------------
Since Commencement on 11/16/94:              9.28%                             9.97%

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Benchmark Balanced Portfolio

The performance of the Benchmark Balanced Portfolio closely paralleled that of its composite index for the fiscal year ending November 30, 1997. This was due primarily to our positive stance on equities during the year as well as the strong relative performance of both the equity and bond components of the Portfolio.
  During the first half of the fiscal year, the emphasis within the Portfolio's equity component remained on large-capitalization, multi-national issues. These stocks were among the market leaders. But, as the market broadened mid year, we expanded our equity reach to include several smaller- to mid-sized growth issues that exhibited strong earnings growth potential. We continue to focus on these stocks while maintaining a relatively low risk profile in the entire equity portfolio.
  Bonds also contributed to our relative performance improvement. Throughout the year, our slightly longer duration and our preference for corporate bonds proved to be a successful strategy. As we enter a new fiscal year, this is a strategy that we continue to implement.
  Overall, our enhanced risk control measures, with respect to asset allocation and equity and bond management, contributed positively to performance over the past 12 months. As the markets continue to exhibit unprecedented volatility and uncertainty, we feel our diligence in managing risk will serve us well, both on an absolute and relative basis.

JON BRORSON
Portfolio Manager

                   COMPARISON OF CHANGE IN VALUE OF $10,000
                       INVESTMENT IN BENCHMARK BALANCED
                     PORTFOLIO VS. THE S&P 500 COMPOSITE
                    STOCK PRICE INDEX, THE LEHMAN BROTHERS
                      INTERMEDIATE GOVERNMENT/CORPORATE
                      BOND INDEX AND THE COMPOSITE INDEX

                             [CHART APPEARS HERE]

                                Class A Units

                                    Lehman Brothers Intermediate       Composite
    Balanced Portfolio   S&P 500          Government Corp                Index
--------------------------------------------------------------------------------
   7/1/93      $10,000      $10,000            $10,000                   $10,000
--------------------------------------------------------------------------------
  11/30/93     $10,312      $10,372            $10,195                   $10,290
--------------------------------------------------------------------------------
  11/30/94     $ 9,821      $10,485            $10,009                   $10,304
--------------------------------------------------------------------------------
  11/30/95     $11,807      $14,365            $11,462                   $12,981
--------------------------------------------------------------------------------
  11/30/96     $13,468      $18,369            $12,130                   $15,261
--------------------------------------------------------------------------------
  11/30/97     $15,797      $23,607            $12,897                   $18,052
--------------------------------------------------------------------------------

          Past performance is not predictive of future performance.


  Average Annual
  Total Returns
For Periods Ended           Class A      S&P 500       Lehman      Composite
November 30, 1997:           Units        Index       Brothers      Index*
-----------------------------------------------------------------------------
One Year:                   17.29%       28.52%        6.33%        18.29%
-----------------------------------------------------------------------------
Since Commencement
  on 7/1/93:                10.89%       21.44%        5.92%        14.29%
-----------------------------------------------------------------------------

                             [CHART APPEARS HERE]


                                 Class C Units

    Balanced Portfolio      S&P 500    Composite Index           Lehman Brothers
--------------------------------------------------------------------------------
 1/2/96        $10,000      $10,000            $10,000                   $10,000
--------------------------------------------------------------------------------
11/30/96       $11,272      $12,546            $11,582                   $10,473
--------------------------------------------------------------------------------
11/30/97       $13,188      $16,124            $13,701                   $11,135
--------------------------------------------------------------------------------


           Past performance is not predictive of future performance.

  Average Annual
  Total Returns
For Periods Ended           Class C      S&P 500       Lehman      Composite
November 30, 1997:           Units        Index       Brothers      Index*
-----------------------------------------------------------------------------
One Year:                   17.00%       28.52%        6.33%        18.29%
-----------------------------------------------------------------------------
Since Commencement
  on 12/29/95:              15.47%       28.33%        5.77%        17.87%
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   COMPARISON OF CHANGE IN VALUE OF $10,000
                       INVESTMENT IN BENCHMARK BALANCED
                     PORTFOLIO VS. THE S&P 500 COMPOSITE
                    STOCK PRICE INDEX, THE LEHMAN BROTHERS
                      INTERMEDIATE GOVERNMENT/CORPORATE
                      BOND INDEX AND THE COMPOSITE INDEX

                             [CHART APPEARS HERE]



        Balanced Portfolio      Lehman Brothers      S&P 500     Composite Index
--------------------------------------------------------------------------------
 2/20/96           $10,000              $10,000      $10,000             $10,000
--------------------------------------------------------------------------------
11/30/96           $11,055              $10,455      $12,026             $11,227
--------------------------------------------------------------------------------
11/30/97           $12,914              $11,116      $15,456             $13,281
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

   Average Annual
   Total Returns
 For Periods Ended    Class D    S&P 500     Lehman      Composite
November 30, 1997:     Units      Index     Brothers       Index*
-------------------------------------------------------------------
One Year:              16.82%     28.52%     6.33%        18.29%
-------------------------------------------------------------------
Since Commencement
  on 2/20/96:          15.47%     27.74%     6.13%        17.30%
-------------------------------------------------------------------
*The Composite Index consists of 55%, 40% and 5% of the S&P 500, The Lehman Brothers Intermediate Government/Corporate Bond Index and 91-Day Treasury Bills, respectively.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

BENCHMARK DIVERSIFIED GROWTH PORTFOLIO

The fiscal-year performance of the Benchmark Diversified Growth Portfolio was very strong relative to other mutual funds in its peer group. The Portfolio's performance lagged that of the broader market index for the period.

  Earlier in the year, we favored large-capitalization issues, which clearly were the market leaders. Investors seemed to disregard the high absolute and relative premiums that were being paid for many of these issues, and they forced prices up accordingly. Later, though, we began to slowly move away from these issues. In their place we selectively added several more mid-sized growth issues that the market had largely ignored to that point. The Portfolio still has exposure to many large-cap stocks, but it's now tilted toward domestically oriented mid-sized growth companies, which we feel are attractively priced on a relative valuation basis.

  Throughout the past year, we have been diligent in evaluating the individual and portfolio risks associated with every investment we make. The performance improvements we have made are due in part to this enhancement to our management process. As the markets continue to exhibit unprecedented volatility and uncertainty, we feel our diligence in managing risk will serve us well, both on an absolute and relative basis.

JON BRORSON
Portfolio Manager

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK DIVERSIFIED
          GROWTH PORTFOLIO VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX

                             [CHART APPEARS HERE]

                    Class A Units
             ---------------------------
                Diversified      S&P 500
             Growth Portfolio     Index
             ----------------    -------
 1/11/93         $10,000         $10,000
11/30/93         $10,738         $11,041
11/30/94         $ 9,988         $11,161
11/30/95         $12,441         $15,291
11/30/96         $15,032         $19,554
11/30/97         $19,100         $25,130

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class A                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      27.06%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 1/11/93:                 14.15%                                20.73%

                             [CHART APPEARS HERE]

                    Class D Units
             ---------------------------
                Diversified      S&P 500
             Growth Portfolio     Index
             ----------------    -------
 9/14/94         $10,000         $10,000
11/30/94         $ 9,486         $ 9,738
11/30/95         $11,781         $13,341
11/30/96         $14,183         $17,060
11/30/97         $17,956         $21,925

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class D                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      26.60%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 9/14/94:                 19.98%                                27.67%

--------------------------------------------------------------------------------

BENCHMARK EQUITY INDEX PORTFOLIO

Performance from retail, capital goods and financial stocks had the greatest impact on the total return of the S&P 500 Index for the fiscal year ended November 30, 1997. The Index returned 28.52% for the period, outpacing small-capitalization stocks, as measured by the Russell 2000 Index, by more than 5.3 percentage points.

  There were 30 additions and deletions to the Index during the 1997 fiscal year. Some of the more notable changes included: the addition of State Street following the completion of the merger between Nynex and Bell Atlantic; the addition of Charles Schwab, which replaced Morgan Stanley; and the addition of Health South Corp. in place of Boatman's Bancshares, which was acquired by NationsBank.

  The Fund's slight underperformance relative to the S&P 500 Index was due primarily to expenses.

  Going forward, we will continue to follow a passive strategy seeking to provide returns that closely track those of the S&P 500 Index.

SUSAN FRENCH
Portfolio Manager

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK EQUITY INDEX
             PORTFOLIO VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX

                             [CHART APPEARS HERE]

                    Class A Units
              --------------------------
                   Equity        S&P 500
              Index Portfolio     Index
              ---------------    -------
 1/11/93          $10,000        $10,000
11/30/93          $11,088        $11,041
11/30/94          $11,104        $11,161
11/30/95          $15,168        $15,291
11/30/96          $19,344        $19,554
11/30/97          $24,747        $25,130

Past performance is not predictive of future performance.


     Average Annual Total
  Returns For Periods Ended                    Class A                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      27.93%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 1/11/93:                 20.36%                                20.73%

                             [CHART APPEARS HERE]

                    Class C Units
              --------------------------
                   Equity        S&P 500
              Index Portfolio     Index
              ---------------    -------
 9/28/95          $10,000        $10,000
11/30/95          $10,394        $10,402
11/30/96          $13,225        $13,302
11/30/97          $16,881        $17,095

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class C                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      27.64%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 9/28/95:                 27.21%                                28.03%

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
BENCHMARK EQUITY INDEX PORTFOLIO--CONTINUED

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK EQUITY INDEX
             PORTFOLIO VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX

                             [CHART APPEARS HERE]

                    Class D Units
              --------------------------
                   Equity
              Index Portfolio    S&P 500
              ---------------    -------
 9/14/94          $10,000        $10,000
11/30/94          $ 9,732        $ 9,738
11/30/95          $13,255        $13,341
11/30/96          $16,860        $17,060
11/30/97          $21,488        $21,925

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class D                               S&P 500
      November 30, 1997:                        Units                                 Index
--------------------------------------------------------------------------------------------
One Year:                                      27.45%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 9/14/94:                 26.87%                                27.67%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Benchmark Focused Growth Portfolio

Most large-capitalization domestic equity indexes registered strong fiscal-year gains. Surpassing the performance of the S&P 500 Index once again proved to be a difficult task for most money managers. While the Focused Growth Portfolio did fall short of the S&P 500 for the period, we are happy to report that we have made significant progress in the Portfolio's performance relative to its peer group, and we are confident this momentum can continue.
  Throughout the year, we focused our attention on companies with a high degree of earnings predictability. This is a theme that we believe will be even more important in 1998, as earnings growth may become scarce, and higher relative returns accrue to those companies that can deliver on their earnings forecasts.
  In the first part of the fiscal year, companies with predictable earnings flow generally were large, multi-national firms, and the securities of these companies dominated the Portfolio. Recently, volatility in the international markets and earnings uncertainties for companies with foreign exposure have caused us to tilt the Portfolio toward domestic, mid-sized growth companies. On a relative valuation basis, we feel that many of these issues are attractively priced.
  Throughout the year, we were diligent in evaluating the individual and portfolio risks associated with every investment we made. The performance improvements we have experienced are due in part to this management enhancement. As the markets continue to exhibit unprecedented volatility and uncertainty, we feel our diligence in managing risk will serve us well, both on an absolute and relative basis.

Jon Brorson
Portfolio Manager

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK FOCUSED GROWTH
               PORTFOLIO VS. S&P 500 COMPOSITE STOCK PRICE INDEX

                             [CHART APPEARS HERE]

                    Class A Units
              -------------------------
              Focused Growth
                 Portfolio      S&P 500
              --------------    -------
  7/1/93          $10,000       $10,000
11/30/93          $10,433       $10,372
11/30/94          $ 9,791       $10,485
11/30/95          $12,570       $14,365
11/30/96          $14,811       $18,369
11/30/97          $18,816       $23,607

Past performance is not predictive of future performance.

    Average Annual Total
  Returns For Periods Ended                    Class A                                 S&P 500
     November 30, 1997:                         Units                                   Index
One Year:                                      27.05%                                  28.52%
----------------------------------------------------------------------------------------------
Since Commencement on 7/1/93:                  15.37%                                  21.44%

                             [CHART APPEARS HERE]

                    Class C Units
              -------------------------
              Focused Growth
                 Portfolio      S&P 500
              --------------    -------
 6/14/96          $10,000       $10,000
11/30/96          $10,751       $11,481
11/30/97          $13,627       $14,756

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class C                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      26.75%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 6/14/96:                 23.56%                                30.40%

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Benchmark Focused Growth Portfolio--Continued

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK FOCUSED GROWTH
               PORTFOLIO VS. S&P 500 COMPOSITE STOCK PRICE INDEX

                             [CHART APPEARS HERE]

                    Class D Units
              -------------------------
              Focused Growth
                 Portfolio      S&P 500
              --------------    -------
 12/8/94          $10,000       $10,000
11/30/95          $13,097       $13,767
11/30/96          $15,378       $17,605
11/30/97          $19,458       $22,626

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class D                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      26.52%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 12/8/94:                 25.02%                                31.51%

--------------------------------------------------------------------------------
Benchmark International Equity Index Portfolio

International stocks, as represented by the Europe Australia and Far East
(EAFE) Index, fell 0.40% for the 12 month period ended November 30, 1997, trailing the U.S. market, represented by the S&P 500 Index, by almost 30 percentage points. Both Japan and Hong Kong fell nearly 24% for the fiscal year, while most of the larger European markets posted gains. In the United Kingdom, for example, the market was up 22%. The German market posted a 20% gain, while France returned 9%.
  The Portfolio's performance surpassed that of the EAFE Index since commencing investment operations in April 1997. We will practice a passive investment strategy as we seek returns that approximate those of the international stock market in general and the EAFE Index in particular.

Andrew Buchner
Portfolio Manager

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK INTERNATIONAL
  EQUITY INDEX PORTFOLIO VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE,
                      AUSTRALIA, AND FAR EAST (EAFE) INDEX

                             [CHART APPEARS HERE]

                     Class A Units
              ----------------------------
              International
              Equity Index      EAFE Index
              -------------     ----------
  4/1/97         $10,000         $10,000
11/30/97         $10,545         $10,440

Past performance is not predictive of future performance.

 Average Annual Total
       Return**
   For Period Ended                          Class A                                         EAFE
  November 30, 1997:                          Units                                          Index
Commencement on 4/1/97:                       5.45%                                          4.40%
--------------------------------------------------------------------------------------------------

**Average Annual Total Return is not annualized for periods less than one year.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Benchmark International Growth Portfolio

In the first half of the fiscal year, falling interest rates, expectations for robust earnings, a strong dollar and firm liquidity inflows fueled a powerful global equity rally. By late summer, though, global financial markets appeared overvalued and serious problems emerged in Southeast Asia and in the Japanese financial system. As Thailand devalued its currency, a domino effect hit, with every country in Asia, except Hong Kong, devaluing its currency. The Portfolio had a diversified exposure to the Southeast Asian markets in modest proportions early in the year, but by August 1997 we had eliminated this exposure.
  By fall it had become apparent that the problems in Southeast Asia were spreading to northern Asia and other emerging markets. As a result, global equity markets experienced corrections, with emerging markets the hardest hit. The Portfolio was well prepared for this, as we had reduced the number of high volatility stocks and lowered the Portfolio's emerging-market exposure.
  Recently, the focus has returned to Japan, where additional negative economic news and a string of bankruptcies sent the market and the yen sharply lower. Until early fall, the Portfolio held a modest underweight in Japan, but by late October 1997 we further trimmed its exposure to the Japanese market and increased its weighing in Europe, where strong exposure to financial stocks has helped performance.
  This strategy helped the Portfolio outperform its benchmark index during the fiscal year. In addition, our focus on high-quality growth stocks and underweighted exposure to cyclical and commodity stocks helped increase the Portfolio's fiscal-year performance.

Robert La Fleur
Portfolio Manager

                   COMPARISON OF CHANGE IN VALUE OF $10,000
                            INVESTMENT IN BENCHMARK
                      INTERNATIONAL GROWTH PORTFOLIO VS.
                          THE MORGAN STANLEY CAPITAL
                     INTERNATIONAL EUROPE, AUSTRALIA, AND
                             FAR EAST (EAFE) INDEX

                             [CHART APPEARS HERE]

                    Class A Units
              -------------------------
              International
                 Growth         EAFE
                Portfolio       Index
              -------------    -------
 3/28/94         $10,000       $10,000
11/30/94         $10,211       $10,204
11/30/95         $ 9,974       $10,976
11/30/96         $10,967       $12,267
11/30/97         $11,429       $12,218

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                     Class A                                  EAFE
      November 30, 1997:                         Units                                  Index
----------------------------------------------------------------------------------------------
One Year:                                        4.21%                                  -0.40%
----------------------------------------------------------------------------------------------
Since Commencement on 3/28/94:                   3.69%                                   5.59%
----------------------------------------------------------------------------------------------

                             [CHART APPEARS HERE]

                    Class D Units
              -------------------------
              International
                 Growth         EAFE
                Portfolio       Index
              -------------    -------
11/16/94         $10,000       $10,000
11/30/94         $ 9,744       $ 9,823
11/30/95         $ 9,474       $10,567
11/30/96         $10,382       $11,809
11/30/97         $10,776       $11,762

Past performance is not predictive of future performance.

     Average Annual Total
   Returns For Periods Ended                    Class D                                EAFE
      November 30, 1997:                         Units                                Index
----------------------------------------------------------------------------------------------
One Year:                                        3.79%                                -0.40%
----------------------------------------------------------------------------------------------
Since Commencement on 11/16/94:                  2.49%                                 5.48%
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BENCHMARK SMALL COMPANY INDEX

Small-capitalization stocks, as represented by the Russell 2000 Index, posted a 23.24% return for the fiscal year ended November 30, 1997. The Russell 2000 underperformed relative to the S&P 500 Index, which returned 28.52% for the same period. The Portfolio is managed to closely track the performance of the Russell 2000 Index after adjusting for expenses.
  The Russell 2000 Index represents the smaller two-thirds of the 3,000 largest companies in the Russell 3000 Index. Companies leave the index as a result of mergers, acquisitions and other events following the annual index reconstitution in June. As of the end of November 1997, the Russell 2000 Index included 1,919 companies. The market capitalization of companies in the index ranged from $40 million to $2.5 billion, and the median company size was $463 million. The total market capitalization of the Russell 2000, after adjusting for cross holdings, was $765.6 billion at the end of November 1997.
  During the next 12 months we will continue to efficiently manage the portfolio to seek to provide small cap equity returns that closely track those of the Russell 2000 Index.

ROBERT H. BERGSON
Portfolio Manager
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK SMALL COMPANY
                PORTFOLIO VS. THE RUSSELL 2000 SMALL STOCK INDEX

                             [CHART APPEARS HERE]

                    Class A Units
               -----------------------
                 Small         Russell
                Company         2000
               Portfolio        Index
               ---------       -------
 1/11/93        $10,000        $10,000
11/30/93        $11,409        $11,515
11/30/94        $11,233        $11,363
11/30/95        $14,352        $14,576
11/30/96        $16,642        $16,976
11/30/97        $20,480        $20,921

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                  Class A                           Russell 2000
      November 30, 1997:                      Units                               Index
One Year:                                    23.06%                               23.24%
-------------------------------------------------------------------------------------------
Since Commencement on 1/11/93:               15.79%                               16.29%

                    Class D Units
               -----------------------
                 Small         Russell
                Company         2000
               Portfolio        Index
               ---------       -------
 12/8/94        $10,000        $10,000
11/30/95        $13,162        $13,263
11/30/96        $15,295        $15,447
11/30/97        $18,764        $19,036

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                  Class D                           Russell 2000
      November 30, 1997:                      Units                               Index
One Year:                                    22.68%                               23.24%
-------------------------------------------------------------------------------------------
Since Commencement on 12/8/94:               23.51%                               24.11%

The Benchmark Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------
VOTING RESULTS OF SPECIAL MEETING OF UNITHOLDERS
At a Special Meeting of Unitholders of the Trust (the "Meeting") called on September 2, 1997 and reconvened on September 16, 1997, the following actions were taken:
 (1) The following individuals were elected to serve on the Board of Trustees by the unitholders of all Portfolios of the Trust voting together in the aggregate:

                                                                                   Number of
                                       Number of                                     Votes
Name of Trustee                        Votes For                                    Withheld
---------------------------------------------------------------------------------------------
Richard G. Cline                     4,342,632,239                                 76,704,013
Edward J. Condon                     4,342,191,351                                 77,144,902
John W. English                      4,342,191,351                                 77,144,902
James J. Gavin, Jr.                  4,328,946,859                                 90,389,394
Sandra P. Guthman                    4,342,187,348                                 77,148,905
Frederick T. Kelsey                  4,333,070,647                                 86,265,606
William H. Springer                  4,342,190,200                                 77,146,053
Richard P. Strubel                   4,342,191,351                                 77,144,902
---------------------------------------------------------------------------------------------

 (2) The approval of the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending November 30, 1997 was ratified by all the unitholders of all Portfolios of the Trust voting together in the aggregate as follows:

                                      Votes
  Votes For                          Against                                             Abstained
---------------------------------------------------------------------------------------------------
4,355,519,334                        26,510                                              63,790,409
---------------------------------------------------------------------------------------------------

 (3) An Agreement and Plan of Reorganization pursuant to which each Portfolio will be reorganized as a series of a Delaware business trust also named The Benchmark Funds was approved by all Portfolios except the U.S. Government Securities Portfolio (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                                           Votes
Portfolio                         Votes For               Against              Abstained
----------------------------------------------------------------------------------------
Bond                              14,013,294                    70                3,602
International Bond                 1,159,413                     0                    0
Short-Intermediate Bond            5,059,335                     0               56,763
U.S. Government Securities         1,717,204             2,274,396                    0
U.S. Treasury Index                  798,755                     0                    0
Balanced                           3,209,274                     0                    0
Diversified Growth                 7,642,977                     0                    0
Equity Index                      26,783,890                     0                    0
Focused Growth                     5,054,058                     0                    0
International Equity Index         1,576,255                     0              197,211
International Growth               8,340,115                 1,541                    0
Small Company Index                6,335,551                     0                    0
----------------------------------------------------------------------------------------

 (4)(a) A new fundamental investment policy regarding investments in other investment company securities was approved by each of the Portfolios (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                         Votes
 Portfolio                  Votes For   Against  Abstained
----------------------------------------------------------
Bond                        14,013,412     3,553        1
International Bond           1,159,413         0        0
Short-Intermediate Bond      5,059,335         0   56,763
U.S. Government Securities   3,450,477   541,123        0
U.S. Treasury Index            798,755         0        0
Balanced                     3,209,274         0        0
Diversified Growth           7,642,977         0        0
Equity Index                22,998,787 3,785,102        0
Focused Growth               5,054,058         0        0
International Equity Index   1,576,255         0  197,211
International Growth         8,340,115     1,541        0
Small Company Index          6,335,551         0        0
----------------------------------------------------------

 (4)(b) A related amendment to the Trust's Declaration of Trust was approved by all the unitholders of all Portfolios of the Trust voting together in the aggregate as follows:

                                      Votes
Votes For                            Against                                           Abstained
-------------------------------------------------------------------------------------------------
4,221,718,223                      101,504,918                                         96,113,107
-------------------------------------------------------------------------------------------------

 (5) A new fundamental investment restriction for each diversified Portfolio concerning issuer diversification was approved by each of the Portfolios except the U.S. Government Securities Portfolio (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                         Votes
Portfolio                   Votes For   Against  Abstained
----------------------------------------------------------
Bond                        14,013,364         0    3,602
Short-Intermediate Bond      5,059,335         0   56,763
U.S. Government Securities   1,647,185 2,344,415        0
U.S. Treasury Index            798,755         0        0
Balanced                     3,209,274         0        0
Diversified Growth           7,642,977         0        0
Equity Index                26,783,890         0        0
Focused Growth               5,054,058         0        0
International Equity Index   1,576,255         0  197,211
International Growth         8,340,115     1,541        0
Small Company Index          6,335,551         0        0
----------------------------------------------------------

(6) A new investment advisory agreement with Northern Trust and RCB Trust Company, which will allow the International Growth Portfolio to implement a "manager of managers" structure and enter into sub-advisory agreements in the future without further unitholder approval was approved by the unitholders of the International Growth Portfolio (voting together as a single class) as follows:

                                     Votes
Votes For                           Against                                                   Abstained
-------------------------------------------------------------------------------------------------------
8,341,656                             0                                                          0
-------------------------------------------------------------------------------------------------------

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
------------------------------------------------
 Principal                  Maturity
  Amount     Rate             Date       Value
------------------------------------------------
                                 BOND PORTFOLIO
 ASSET-BACKED SECURITIES--3.8%
 AUTOMOTIVE--2.0%
           WFS Financial Owner Trust,
           Series 1997-A, Class A-3
 $ 10,000    6.500%       09/20/01      $ 10,063
                                        --------
 HOME EQUITY LOANS--1.8%
           IMC Excess Cashflow
           Securities Trust,
           Series 1997-A, Class A
    9,200    7.410        11/26/28         9,189
------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
  (Cost $19,197)                        $ 19,252
------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--12.0%
           American Southwest
           Financial Securities Corp.,
           Series 1996 FHA-1, Class A-
           1
 $  8,442    6.675%       12/25/01      $  8,485
           Countrywide Funding Corp.,
           Series 1993-1, Class A-4
   13,567    4.384        10/25/23        12,431
           Countrywide Mortgage Backed
           Securities Inc., Series
           1993-D, Class A-11
    6,047    5.796        01/25/09         5,263
           Delta Funding Corp.,
           Interest Only Stripped
           Security, Series 1991-1,
           Class A-4(/1/)
       --   18.000        01/01/06            38
           Donaldson, Lufkin &
           Jenrette
           Mortgage Acceptance Corp.,
           Adjustable Rate, Interest
           Only Stripped Security,
           Series 1995-QE9
       --   18.000        11/25/25           866
           Donaldson, Lufkin &
           Jenrette
           Mortgage Acceptance Corp.,
           Series 1994-Q8, Class 2-A1
    4,367    7.250        05/25/24         4,390
           PNC Mortgage Securities
           Corp.,
           Series 1996-PR1, Class
           A(/1/)
    9,593    8.151        04/28/27         9,889
           Residential Asset
           Securitization Trust
           Series 1997-A8, Class A-3
   12,331    7.000        10/25/27        12,362
           Residential Funding
           Mortgage Securities I,
           Inc., Principal Only
           Stripped Securities,
           Series 1997-S18, Class A-2
    9,986    18.853                        7,766
------------------------------------------------
 TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (Cost $60,834)            $ 61,490
------------------------------------------------

           Description
--------------------------------------------------------
 Principal            Maturity
  Amount     Rate       Date     Value
--------------------------------------------------------
 CORPORATE AND FOREIGN GOVERNMENT
  BONDS--15.0%
 FINANCIAL--1.0%
           General Motors
           Acceptance Corp.
 $  4,285    8.875%   06/01/00  $  5,075
                                --------
 FOREIGN GOVERNMENT BOND--3.2%
           Quebec Province,
           Canada
           Medium Term Note
   15,450    7.220    07/22/36    16,315
                                --------
 INDUSTRIAL--3.0%
           Penney (J.C.) &
           Co., Inc.
   15,000    6.900    08/15/03    15,434
                                --------
 INSURANCE SERVICES--4.7%
           Anthem
           Insurance(/1/)
    6,000    9.000    04/01/27     6,655
           Lumberman's Mutual
           Casualty Co.
    2,000    9.150    07/01/26     2,285
    4,000    8.300    12/01/37     4,085
           Prudential
           Insurance Co.
   10,000    8.300    07/01/25    10,924
                                --------
                                  23,949
                                --------
 SANITARY SERVICES--3.1%
           WMX Technologies
   15,300    7.100    08/01/03    16,066
--------------------------------------------------------
 TOTAL CORPORATE AND FOREIGN
  GOVERNMENT BONDS (Cost
  $73,355)                      $ 76,839
--------------------------------------------------------
 U.S. GOVERNMENT AGENCIES--7.7%
 COLLATERALIZED MORTGAGE OBLIGATIONS--
  7.7%
 FANNIE MAE REMIC TRUST--3.0%
           Series 1991-127,
           Class SA
 $    493   11.658%   09/25/98  $    509
           Series 1996-M4,
           Class A
    6,645    7.750    03/17/17     6,822
           Series 1990-3,
           Class 3-D
      256    8.500    07/25/18       256
           Series 1992-73,
           Class G
      256    7.500    04/25/21     7,574
                                --------
                                  15,161
                                --------
 FANNIE MAE REMIC TRUST
  INTEREST ONLY STRIPPED
 SECURITIES--1.0%
           Series 278, Class 2
       --    7.149    08/01/25     1,704
           Series 1997-20,
           Class IO
       --    9.347    03/25/27     3,387
                                --------
                                   5,091
                                --------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

           Description
----------------------------------------------------
 Principal
  Amount/             Maturity
  Shares     Rate       Date    Value
----------------------------------------------------
                           BOND PORTFOLIO--CONTINUED
 FANNIE MAE REMIC TRUST
  PRINCIPAL ONLY STRIPPED SECURITIES--
  3.7%
           Series 1993-161,
           Class B
 $  2,262    7.770%   10/25/18 $  2,206
           Series 1993-132,
           Class D
    1,947    8.315    10/25/22    1,180
           Series 1993-184,
           Class L
    7,585    6.013    09/25/23    5,386
           Series 1993-205,
           Class EA
    3,150    6.414    09/25/23    2,384
           Series 1994-9,
           Class G
    1,101    6.570    11/25/23    1,061
           Series 1996-14,
           Class PR
    8,892    6.281    01/25/24    6,618
                               --------
                                 18,835
                               --------
 MORTGAGE-BACKED SECURITIES--
  0.0%
 FREDDIE MAC--0.0%
 $      1    6.500%   06/01/04 $      1
----------------------------------------------------
 TOTAL U.S. GOVERNMENT AGEN-
  CIES
  (Cost $36,593)               $ 39,088
----------------------------------------------------
 U.S. GOVERNMENT OBLIGA-
  TIONS--50.3%
 U.S. TREASURY NOTES--17.1%
 $ 35,270    6.750%   05/31/99 $ 35,755
   24,895    6.875    08/31/99   25,334
    3,300    7.750    01/31/00    3,428
   21,075    7.500    02/15/05   23,028
                               --------
                                 87,545
                               --------
 U.S. TREASURY BONDS--33.2%
  108,355    6.625    07/31/01  111,064
   39,245    7.125    02/15/23   44,200
   15,000    6.000    02/15/26   14,763
                               --------
                                170,027
----------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATIONS
  (Cost $250,155)              $257,572
----------------------------------------------------
 PREFERRED STOCKS--3.8%
 AGENCY--2.9%
           Home Ownership
   15,000  Funding Corp.       $ 14,915
                               --------
 REAL ESTATE--0.9%
           Tier One
    4,600  Properties, Inc.       4,558
----------------------------------------------------
 TOTAL PREFERRED STOCKS
  (Cost $19,600)               $ 19,473
----------------------------------------------------

           Description
----------------------------------------
 Principal            Maturity
  Amount     Rate       Date     Value
----------------------------------------
 FLOATING RATE BANK NOTES--5.7%
           Lloyds Bank PLC
 $ 14,950    6.188%   12/15/97  $ 13,446
           Midland Bank PLC
    2,500    6.125    12/29/97     2,150
           National
           Westminster Bank
   15,300    6.000    02/27/98    13,541
----------------------------------------
 TOTAL FLOATING RATE BANK NOTES
  (Cost $28,172)                $ 29,137
----------------------------------------
 SHORT-TERM INVESTMENT--0.1%
           Banco Central
           Hispanoamericano,
           Grand Cayman
 $    659    5.750%   12/01/97  $    659
----------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $659)                   $    659
----------------------------------------
 TOTAL INVESTMENTS--98.4%
  (Cost $488,565)               $503,510
----------------------------------------
 Other assets, less
  liabilities--1.6%                8,159
----------------------------------------
 NET ASSETS--100.0%             $511,669
----------------------------------------
----------------------------------------

(/1/)At November 30, 1997, the Portfolio owned restricted securities valued at approximately $16,582 (3.2% of net assets), with an aggregate cost basis of $16,116. These securities may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in accordance with procedures established by the Trustees.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
-----------------------------------------------------
 Principal               Maturity
  Amount     Rate          Date      Value
-----------------------------------------------------
                          INTERMEDIATE BOND PORTFOLIO
 ASSET-BACKED SECURITIES--5.8%
 AUTOMOTIVE--4.2%
           Olympic Automobile
           Receivables Trust,
           Series 1996-D, Class A-
           4
 $  500      6.050%     08/15/02    $   500
 HOME EQUITY LOANS--1.6%
           IMC Excess Cashflow
           Securities Trust,
           Series 1997-A, Class A
    200      7.410      11/26/28        200
-----------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
  (Cost $699)                       $   700
-----------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--8.4%
           GE Capital Mortgage
           Services, Inc.,
           Series 1997-5, Class A-
           2
 $  500      7.500%     06/25/27    $   504
           Residential Asset
           Securitization Trust,
           Series 1997-A8, Class
           A-3
    500      7.000      10/25/27        501
-----------------------------------------------------
 TOTAL COLLATERALIZED MORTGAGE
  OBLIGATION
  (Cost $998)                       $ 1,005
-----------------------------------------------------
 CORPORATE BONDS--12.8%
 INDUSTRIAL--3.6%
           Penney (J.C.) & Co.,
           Inc.
 $  400      7.400%     04/01/37    $   428
                                    -------
 INSURANCES SERVICES--5.4%
           Lumberman's Mutual
           Casualty Co.
    100      9.150      07/01/26        114
    200      8.300      12/01/37        204
           Prudential Insurance
           Co.
    300      8.300      07/01/25        328
                                    -------
                                        646
                                    -------
 SANITARY SERVICES--3.8%
           WMX Technologies, Inc.
    440      7.100      08/01/03        462
-----------------------------------------------------
 TOTAL CORPORATE BONDS (Cost
  $1,528)                           $ 1,536
-----------------------------------------------------

           Description
---------------------------------------
 Principal            Maturity
  Amount     Rate       Date     Value
---------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--
  51.7%
 U.S. TREASURY NOTES--26.1%
 $1,300      6.750%   05/31/99  $ 1,318
  1,660      7.500    02/15/05    1,814
                                -------
                                  3,132
                                -------
 U.S. TREASURY BOND--25.6%
  3,000      6.625    07/31/01    3,075
---------------------------------------
 TOTAL U.S. GOVERNMENT
  OBLIGATIONS
  (Cost $6,195)                 $ 6,207
---------------------------------------
 FLOATING RATE BANK NOTES--
  10.8%
           Hong Kong and
           Shanghai Bank
 $  500      5.938%   01/16/98  $   395
           Lloyds Bank PLC
    500      6.188    12/15/97      450
           National
           Westminster Bank
    500      6.000    02/27/98      442
---------------------------------------
 TOTAL FLOATING RATE BANK NOTES
  (Cost $1,376)                 $ 1,287
---------------------------------------
 SHORT-TERM INVESTMENTS--9.1%
           Banco Central
           Hispanoamericano,
           Grand Cayman
 $  479      5.750%   12/01/97     $479
           Federal Home Loan
           Bank Discount Note
    610      5.500    12/01/97      610
---------------------------------------
 TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,089)                 $ 1,089
---------------------------------------
 TOTAL INVESTMENTS--98.6%
  (Cost $11,885)                $11,824
---------------------------------------
 Other assets, less liabili-
  ties--1.4%                        173
---------------------------------------
 NET ASSETS--100.0%             $11,997
---------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

                  Description
------------------------------------------------------
  Local Currency                Maturity
 Principal Amount Rate            Date      Value
------------------------------------------------------
                          INTERNATIONAL BOND PORTFOLIO
 DEBT OBLIGATIONS--96.0%
 AUSTRALIAN DOLLAR--3.0%
                  Commonwealth of
                  Australia
       980         10.000%     10/15/02    $   786
                                           -------
 BELGIAN FRANC--2.2%
                  Kingdom of Belgium
    18,275          7.500      07/29/08        574
                                           -------
 BRITISH POUND STERLING--17.3%
                  Abbey National PLC
       825          6.000      08/10/99      1,356
                  BAA PLC
       525          7.875      02/10/07        916
                  Lloyds Bank PLC
       800          7.375      03/11/04      1,365
                  Treasury of Great
                  Britain
       525          7.500      12/07/06        941
                                           -------
                                             4,578
                                           -------
 CANADIAN DOLLAR--5.3%
                  Province of Ontario
     1,050          7.250      09/27/05        799
                  Province of Quebec
       725         10.250      10/15/01        595
                                           -------
                                             1,394
                                           -------
 DANISH KRONE--6.5%
                  Kingdom of Denmark
    10,100          8.000      03/15/06      1,718
                                           -------
 FRENCH FRANC--4.6%
                  Electricite de France
     6,200          8.600      04/09/04      1,232
                                           -------
 GERMAN MARK--15.4%
                  Federal Republic of
                  Germany
     1,795          6.250      01/04/24      1,047
                  LKB Global Bond
     1,500          6.000      05/10/99        870
                  Republic of Austria
     1,670          8.000      01/30/02      1,049
                  Republic of Finland
     1,920          5.500      02/09/01      1,110
                                           -------
                                             4,076
                                           -------
 ITALIAN LIRA--10.0%
                  Republic of Italy
 4,000,000          8.500      04/01/04      2,655
                                           -------
 JAPANESE YEN--15.4%
                  Asian Development Bank
    90,000          5.000      02/05/03        831
                  European Bank for
                  Reconstruction
                  and Development
    95,000          5.875      11/26/99        823

                  Description
----------------------------------------------
  Local Currency             Maturity
 Principal Amount Rate         Date     Value
----------------------------------------------
                  International Bank
                  for Reconstruction
                  and Development
   100,000          4.500%   03/20/03  $   911
                  Japan Development
                  Bank
   160,000          6.500    09/20/01    1,511
                                       -------
                                         4,076
                                       -------
 NETHERLANDS GUILDER--5.5%
                  Kingdom of the
                  Netherlands
     2,615           8.500   03/15/01    1,460
                                       -------
 SPANISH PESETA--4.8%
                  Kingdom of Spain
   120,000          11.300   01/15/02      982
    35,000          10.000   02/28/05      295
                                       -------
                                         1,277
                                       -------
 SWEDISH KRONA--4.3%
                  Kingdom of Sweden
     7,400          10.250   05/05/03    1,144
                                       -------
 UNITED STATES DOLLAR--1.7%
                  U.S. Treasury Bond
       400           7.125   02/15/23      451
----------------------------------------------
 TOTAL DEBT OBLIGATIONS
  (Cost $25,640)                       $25,421
----------------------------------------------
 SHORT-TERM INVESTMENT--0.4%
 United States Dollar
                  Banco Central
                  Hispanoamericano,
                  Grand Cayman
 $     112          5.750%   12/01/97  $   112
----------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost
  $112)                                $   112
----------------------------------------------
 TOTAL INVESTMENTS--96.4%
  (Cost $25,752)                       $25,533
----------------------------------------------
 Other assets, less liabilities--3.6%      941
----------------------------------------------
 NET ASSETS--100.0%                    $26,474
----------------------------------------------
----------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
--------------------------------------------------------------
 Principal                 Maturity
  Amount     Rate            Date      Value
--------------------------------------------------------------
                       SHORT-INTERMEDIATE BOND PORTFOLIO
 ASSET-BACKED SECURITIES--15.8%
 AUTOMOTIVE--6.8%
           Olympic Automobile
           Receivables Trust  Series
           1995-D, Class A-3
 $   756     5.950%      11/15/99     $    757
            Series 1995-A, Class A
   1,569     7.875       07/15/01        1,590
            Series 1996-D, Class A-4
   4,075     6.050       08/15/02        4,073
           Olympic Automobile
           Receivables Trust,
           Interest Only Stripped
           Security
           Series 1995-D, Class I
     --     15.076       01/15/99          474
           Premier Auto Trust
           Series 1994-1, Class A-3
     377     4.750       02/02/00          376
           Western Financial
           Automobile Loan Trust
            Series 1994-4, Class A-1
     728     7.100       01/01/00          732
            Series 1997-A, Class A-3
   5,800     6.500       09/20/01        5,836
                                      --------
                                        13,838
                                      --------
 HOME EQUITY LOAN--1.6%
           Delta Funding Home Equity
           Loan Trust, Interest Only
           Stripped Security
           Series 1997-2, Class AIO
     --      5.657       06/25/27        3,169
                                      --------
 FINANCIAL--7.4%
           California Infrastructure
           PG&E,
           Series 1997-1, Class A-3
   7,250     6.150       06/25/02        7,249
           IMC Excess Cashflow
           Securities Trust,
           Series 1997-A, Class A
   4,000     7.410       11/26/28        3,995
           Southern Pacific Secured
           Asset Corp.
           Series 1997-2, Class AIO
  37,500     5.720       07/25/00        3,747
                                      --------
                                        14,991
--------------------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
  (Cost $33,452)                      $ 31,998
--------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--20.0%
           AAMES Mortgage Trust,
           Interest Only Stripped
           Security
           Series 1997-B, Class AIO
 $   --      5.835%      07/15/00     $  2,425

           Description
--------------------------------------------------------------
 Principal                 Maturity
  Amount     Rate            Date      Value
--------------------------------------------------------------
           Donaldson, Lufkin &
           Jenrette
           Mortgage Acceptance
           Corp.,
            Interest Only Stripped
           Security
            Series 1997-CF2, Class
           CP
 $   --      6.595%      11/15/04     $  6,434
            Series 1994-Q8, Class
           2A1
  1,878      7.250       05/25/24        1,888
           Financial Asset
           Securitization, Inc.,
           Series 1997-NAMC, Class
           FXA-3
   6,074     7.350       04/25/27        6,131
           GE Capital Mortgage
           Services, Inc.,
           Series 1994-15, Class A-
           16
   7,692     6.000       04/25/09        7,419
           PNC Mortgage Securities
           Corp.,
           Series 1996-PR1, Class A
   2,757     8.227       04/28/27        2,842
           Prudential Home Mortgage
           Securities Co.,
           Series 1994-1, Class A-3
   8,513     6.000       02/25/09        8,407
           Residential Asset
           Securitization Trust,
           Series 1997-A8, Class A3
   5,000      7.000      10/25/27        5,013
--------------------------------------------------------------
 TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (Cost $40,719)          $ 40,559
--------------------------------------------------------------
 CORPORATE BONDS--8.0%
 BROKERAGE SERVICES--5.6%
           Donaldson, Lufkin &
           Jenrette, Inc.
           Medium Term Note
 $ 6,500     5.625%      02/15/16     $  6,371
           Salomon Brothers, Inc.
           Medium Term Notes
   3,000     5.500       01/31/98        2,996
   2,000     5.700       02/11/98        1,997
                                      --------
                                        11,364
                                      --------
 ELECTRICAL UTILITY--2.4%
           Tenaga Nasional Berhad
   4,800     7.200       04/29/07        4,787
--------------------------------------------------------------
 TOTAL CORPORATE BONDS (Cost $16,279) $ 16,151
--------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES--4.6%
 COLLATERALIZED MORTGAGE OBLIGATIONS--4.6%
 FANNIE MAE REMIC TRUST--2.2%
           Series 1996-M4, Class A
 $ 4,430     7.750%      03/17/17     $  4,548
                                      --------
 FANNIE MAE REMIC TRUST
  PRINCIPAL ONLY STRIPPED SECURITY--
  0.8%
           Series 1993-161, Class B
     565     7.770       10/25/18          552
           Series 1994-9, Class G
   1,101     6.590       11/25/23        1,062
                                      --------
                                         1,614

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
--------------------------------------------------------------
 Principal            Maturity
  Amount     Rate       Date     Value
--------------------------------------------------------------
                  SHORT-INTERMEDIATE BOND PORTFOLIO--CONTINUED
 FREDDIE MAC REMIC TRUST
  PRINCIPAL ONLY STRIPPED SECU-
  RITY--1.6%
           Series 1571, Class
           BA
 $ 3,280    3.694%    04/15/19  $  3,140
--------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $8,302)                 $  9,302
--------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--
  47.7%
 U.S. TREASURY NOTES--47.7%
 $12,000     6.750%   05/31/99  $ 12,165
  13,675     6.875    08/31/99    13,917
  17,900     7.750    01/31/00    18,594
   4,000     5.500    12/31/00     3,962
  11,890     6.625    06/30/01    12,180
  23,000     6.625    07/31/01    23,575
  12,000     6.250    01/31/02    12,163
--------------------------------------------------------------
 TOTAL U.S. GOVERNMENT
  OBLIGATIONS
  (Cost $95,757)                $ 96,556
--------------------------------------------------------------
 SHORT-TERM INVESTMENT--5.8%
           Banco Central
           Hispanoamericano,
           Grand Cayman
 $11,692     5.750%   12/01/97  $ 11,692
--------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $11,692)                $ 11,692
--------------------------------------------------------------
 TOTAL INVESTMENTS--101.9%
  (Cost $206,201)               $206,258
--------------------------------------------------------------
 Liabilities, less other as-
  sets--(1.9)%                    (3,910)
--------------------------------------------------------------
 NET ASSETS--100.0%             $202,348
--------------------------------------------------------------
--------------------------------------------------------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------

           Description
------------------------------------------------------------------
 Principal                     Maturity
  Amount   Rate                  Date      Value
------------------------------------------------------------------
                     U.S. GOVERNMENT SECURITIES PORTFOLIO
 U.S. GOVERNMENT AGENCIES--69.5%
 COLLATERALIZED MORTGAGE OBLIGATIONS--49.8%
 FREDDIE MAC--14.5%
           Series: 1227, Class G
 $ 4,125     9.199%          05/15/99     $  4,263
           Series: 1296, Class H
   1,781    11.505           07/15/99        1,890
           Series: 1520, Class F
     576     5.650           09/15/04          573
                                          --------
                                             6,726
                                          --------
 FANNIE MAE REMIC TRUST--35.3%
           Series: 1991-127, Class S
   2,171    11.979           09/25/98        2,250
           Series: 1997-M1, Class A
   3,098     6.783           01/17/03        3,126
           Series: 1993-085, Class PD
   2,518     5.500           07/25/03        2,506
           Series 1993-133, Class EZ
   3,845     5.850           02/25/17        3,814
           Series 1996-M4, Class A
   2,953     7.750           03/17/17        3,032
           Series: 1992-2000, Class E
     980     6.250           06/25/17          978
           Series: 1998-14, Class 14-F
     187     9.200           12/25/17          192
           Series: 1997-20, Class IO,
           Interest Only Stripped
           Security
      --     9.347           03/25/27          550
                                          --------
                                            16,448
                                          --------
 MORTGAGE-BACKED SECURITIES--15.3%
 FREDDIE MAC--0.9%
           Pool #410092
 $   413     7.837%          11/01/24     $    427
                                          --------
 FANNIE MAE--6.3%
           Pool #124945
   2,811     7.752           01/01/31        2,939
                                          --------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 POOL NUMBER TO BE ASSIGNED*--8.1%
   3,750     5.500           12/30/27        3,748
                                          --------
                                             7,114
                                          --------
 AGENCY OBLIGATIONS--4.4%
 FREDDIE MAC--1.1%
 $   500     7.130%          06/30/05     $    500
                                          --------
 TENNESSEE VALLEY AUTHORITY NOTE--3.3%
   1,500     6.235           07/15/45        1,536
                                          --------
                                             2,036
------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $32,182)                          $ 32,324
------------------------------------------------------------------

           Description
-----------------------------------------
 Principal            Maturity
  Amount   Rate         Date     Value
-----------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--28.5%
 U.S. TREASURY BOND--8.8%
 $ 4,000     6.625%   07/31/01 $   4,100
                               ---------
 U.S. TREASURY NOTE--19.7%
   9,000     6.250    01/31/02     9,122
-----------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATIONS
  (Cost $13,059)               $  13,222
-----------------------------------------
 SHORT-TERM INVESTMENT--9.1%
           Federal Home Loan Bank
           Discount Note
 $ 4,250     5.500%   12/01/97 $   4,248
-----------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $4,250)                $   4,248
-----------------------------------------
 TOTAL INVESTMENTS--107.1%
  (Cost $49,491)               $  49,794
-----------------------------------------
 Liabilities, less other as-
  sets--(7.1)%                    (3,291)
-----------------------------------------
 NET ASSETS--100.0%            $  46,503
-----------------------------------------
-----------------------------------------

*The Portfolio may purchase securities with delivery or payments to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the value of the securites purchased. At November 30, 1997, the Portfolio had a purchase commitment outstanding of approximately $3,748 (8.1% of net assets), with a corresponding amount of assets segregated.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
------------------------------------------------------
 Principal            Maturity
  Amount    Rate        Date    Value
------------------------------------------------------
                         U.S. TREASURY INDEX PORTFOLIO
 U.S. GOVERNMENT OBLIGATIONS--97.3%
 U.S. TREASURY NOTES--66.4%
 $ 3,000     5.250%   02/28/99 $  2,990
   3,900     9.125    05/15/99    4,080
     850     7.875    11/15/99      882
   3,800     7.750    01/30/00    3,947
   4,100     6.500    05/31/01    4,183
   1,800     7.550    11/15/01    1,902
   3,400     6.250    02/15/03    3,458
     800     5.750    08/15/03      795
   1,300     6.250    02/15/07    1,331
                               --------
                                 23,568
                               --------
 U.S. TREASURY BONDS--30.9%
     435    13.875    05/15/11      659
     660    14.000    11/15/11    1,022
     490    13.250    05/15/14      778
   2,350     7.250    05/15/16    2,643
     900     8.125    05/15/21    1,120
   1,900     8.000    11/15/21    2,340
   2,400     6.250    02/15/23    2,439
                               --------
                                 11,001
------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATIONS
  (Cost $33,630)                 34,569
------------------------------------------------------
 SHORT-TERM INVESTMENT--1.5%
           Federal Home Loan Bank
           Discount Note
 $  535      5.500%   12/01/97 $    535
------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $535)                  $    535
------------------------------------------------------
 TOTAL INVESTMENTS--98.8%
  (Cost $34,165)               $ 35,104
------------------------------------------------------
 Other assets, less
  liabilities--1.2%                 442
------------------------------------------------------
 NET ASSETS--100.0%            $ 35,546
------------------------------------------------------
------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1997
(All amounts in thousands, except net asset value per unit)

                                                                  Short-       U.S.      U.S.
                                    Intermediate International Intermediate Government Treasury
                            Bond        Bond         Bond          Bond     Securities   Index
                          Portfolio  Portfolio     Portfolio    Portfolio   Portfolio  Portfolio
------------------------------------------------------------------------------------------------
ASSETS:
Investments in securi-
ties, at cost             $488,565    $11,885       $25,752      $206,201    $49,491    $34,165
------------------------------------------------------------------------------------------------
Investments in securi-
ties, at value            $503,510    $11,824       $25,533      $206,258    $49,794    $35,104
Cash and foreign curren-
cies                         1,254         49            44            21          5        136
Receivables:
 Interest                    7,509        163           894         3,345        469        337
 Fund units sold                 7         --            --           301         --         --
 Investment securities
  sold                          --         --            --            --         13         --
 Foreign tax reclaims           --         --            17            --         --         --
 Administrator                  29         --             7            17          4          7
Deferred organization
costs, net                       2         23            21             2          5          2
Other assets                     6         --             4             2         18          3
------------------------------------------------------------------------------------------------
TOTAL ASSETS               512,317     12,059        26,520       209,946     50,308     35,589
------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
 Fund units redeemed           408         --            --           254         31         18
 Investment securities
  purchased                     --         --            --         7,249      3,727         --
Accrued expenses:
 Advisory fees                 101          2            15            43         14          4
 Administration fees            41          1             3            17          5          3
 Transfer agent fees             8         --            --             2          1         --
 Custodian fees                  5          2             5             3          2          2
Other liabilities               85         57            23            30         25         16
------------------------------------------------------------------------------------------------
TOTAL LIABILITIES              648         62            46         7,598      3,805         43
------------------------------------------------------------------------------------------------
NET ASSETS                $511,669    $11,997       $26,474      $202,348    $46,503    $35,546
------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Paid-in capital           $494,296    $12,060       $26,344      $202,009    $46,371    $35,606
Accumulated undistrib-
 uted net investment in-
 come                          338         19            38            56         --         56
Accumulated net realized
 gains (losses) on
 investments, forward
 foreign currency
 contracts and foreign
 currency transactions       2,090        (21)          313           226       (171)    (1,055)
Net unrealized
 appreciation
 (depreciation) on
 investments, forward
 foreign currency
 contracts and foreign
 currency transactions      14,945        (61)         (219)           57        303        939
Net unrealized losses on
 translation of other
 assets and liabilities
 denominated in foreign
 currencies                     --         --            (2)           --         --         --
------------------------------------------------------------------------------------------------
NET ASSETS                $511,669    $11,997       $26,474      $202,348    $46,503    $35,546
------------------------------------------------------------------------------------------------
Total units outstanding
(no par value), unlim-
ited units authorized
 Class A                    21,851        603         1,310         9,892      2,154      1,626
 Class C                     2,400         --            --            --        156         --
 Class D                        29         --             5            44         16         82
------------------------------------------------------------------------------------------------
Net asset value, offer-
ing and redemption price
per unit
 Class A                  $  21.08    $ 19.89       $ 20.13      $  20.36    $ 19.99    $ 20.81
 Class C                  $  21.07         --            --            --    $ 19.98         --
 Class D                  $  21.05         --       $ 20.06      $  20.31    $ 19.94    $ 20.77
------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1997
(All amounts in thousands)

                                                                  Short-       U.S.      U.S.
                                    Intermediate International Intermediate Government Treasury
                            Bond        Bond         Bond          Bond     Securities   Index
                          Portfolio Portfolio(a)   Portfolio    Portfolio   Portfolio  Portfolio
------------------------------------------------------------------------------------------------
INTEREST INCOME:           $30,512      $216         $1,886(b)   $13,800      $5,345    $1,937
------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees     2,607        21            258        1,029         515       117
Administration fees            529         3             56          244         138        46
Transfer agent fees             75         1              3           18          12         5
Registration fees               57        33             20           37          23        24
Unitholder servicing
 fees                           53        --             --            1           6         3
Custodian fees                  48         7             68           30          22        21
Professional fees               18         4              4            7           4         4
Amortization of deferred
 organization costs             13         2             16           13          13        13
Trustee fees and ex-
 penses                         11         1              2            4           2         2
Other                           21         6              9           11           8         8
------------------------------------------------------------------------------------------------
TOTAL EXPENSES               3,432        78            436        1,394         743       243
Less voluntary waivers
 of:
 Investment advisory
  fees                      (1,521)      (12)           (57)        (600)       (300)      (73)
 Administration fees           (94)       --            (19)         (72)        (53)      (17)
Less: Expenses reimburs-
 able by Administrator        (166)      (54)           (82)        (102)        (71)      (72)
------------------------------------------------------------------------------------------------
Net expenses                 1,651        12            278          620         319        81
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME       28,861       204          1,608       13,180       5,026     1,856
Net realized gains
 (losses) on:
 Investment transactions     3,869       (21)           305         (623)         76       (56)
 Forward foreign cur-
  rency contracts               --        --           (130)          --          --        --
 Foreign currency trans-
  actions                       --        --            (78)          --          --        --
Net change in unrealized
 appreciation (deprecia-
 tion) on investments,
 forward foreign cur-
 rency contracts and
 foreign currency
 transactions                4,710       (61)        (2,827)      (2,110)        (46)      382
Net change in unrealized
 gains on translation of
 other assets and lia-
 bilities denominated in
 foreign currencies             --        --              3           --          --        --
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS           $37,440      $122        $(1,119)     $10,447      $5,056    $2,182
------------------------------------------------------------------------------------------------

(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.
(b) Net of $22 in non-reclaimable foreign withholding taxes.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1997 and 1996
(All amounts in thousands)

                                                  Intermediate
                                    Bond              Bond      International
                                  Portfolio        Portfolio   Bond Portfolio
                              ------------------  ------------ ----------------
                                1997      1996      1997 (a)    1997     1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
 Net investment income        $ 28,861  $ 21,225    $   204    $ 1,608  $ 1,892
 Net realized gains (losses)
  on investments, forward
  foreign currency contracts
  and foreign currency
  transactions                   3,869     2,094        (21)        97      976
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, forward
  foreign currency contracts
  and foreign currency
  transactions                   4,710    (3,905)       (61)    (2,827)      20
 Net change in unrealized
  gains on translations of
  other assets and
  liabilities denominated in
  foreign currencies                --        --         --          3        6
--------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 operations                     37,440    19,414        122     (1,119)   2,894
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A
 UNITHOLDERS FROM:
 Net investment income         (25,700)  (20,213)      (185)    (1,390)  (2,300)
 Net realized gain on
  investment transactions           --        --         --       (520)      --
 Return of capital                  --      (556)        --         --       --
--------------------------------------------------------------------------------
Total distributions to Class
 A unitholders                 (25,700)  (20,769)      (185)    (1,910)  (2,300)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C
 UNITHOLDERS FROM:
 Net investment income          (2,140)     (264)        --         --       --
 Return of capital                  --        (7)        --         --       --
--------------------------------------------------------------------------------
Total distributions to Class
 C unitholders                  (2,140)     (271)        --         --       --
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D
 UNITHOLDERS FROM:
 Net investment income             (23)       (8)        --         (3)      (1)
 Net realized gain on
  investment transactions           --        --         --         (1)      --
 Return of capital                  --        (1)        --         --       --
--------------------------------------------------------------------------------
Total distributions to Class
 D unitholders                     (23)       (9)        --         (4)      (1)
--------------------------------------------------------------------------------
CLASS A UNIT TRANSACTIONS:
 Proceeds from the sale of
  units                        155,583   143,593     11,875      1,168    5,918
 Reinvested distributions       22,888    18,565        185      1,525    1,747
 Cost of units redeemed        (92,369)  (79,885)        --     (7,465)  (6,747)
--------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 Class A unit transactions      86,102    82,273     12,060     (4,772)     918
--------------------------------------------------------------------------------
CLASS C UNIT TRANSACTIONS:
 Proceeds from the sale of
  units                         60,626     4,311         --         --       --
 Reinvested distributions        2,140       271         --         --       --
 Cost of units redeemed        (21,561)   (1,032)        --         --       --
--------------------------------------------------------------------------------
Net increase in net assets
 resulting from Class C unit
 transactions                   41,205     3,550         --         --       --
--------------------------------------------------------------------------------
CLASS D UNIT TRANSACTIONS:
 Proceeds from the sale of
  units                            657       127         --         47       41
 Reinvested distributions           22         9         --          4        1
 Cost of units redeemed           (306)      (37)        --         (7)      --
--------------------------------------------------------------------------------
Net increase in net assets
 resulting from Class D unit
 transactions                      373        99         --         44       42
--------------------------------------------------------------------------------
Net increase (decrease)        137,257    84,287     11,997     (7,761)   1,553
Net assets--beginning of
 year                          374,412   290,125         --     34,235   32,682
--------------------------------------------------------------------------------
NET ASSETS--END OF YEAR       $511,669  $374,412    $11,997    $26,474  $34,235
--------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED
 NET INVESTMENT INCOME:       $    338  $     --    $    19    $    38  $    31
--------------------------------------------------------------------------------

(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED
For the Years Ended November 30, 1997 and 1996
(All amounts in thousands)

                              Short-          U.S. Government
                         Intermediate Bond       Securities        U.S. Treasury
                             Portfolio           Portfolio        Index Portfolio
                         ------------------  -------------------  -----------------
                           1997      1996      1997       1996      1997     1996
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS:
 Net investment income   $ 13,180  $  9,828  $   5,026  $  4,572  $  1,856  $ 1,035
 Net realized gains
  (losses) on
  investments                (623)      392         76       (58)      (56)      91
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments              (2,110)   (1,308)       (46)     (201)      382     (239)
------------------------------------------------------------------------------------
Net increase in net
 assets resulting from
 operations                10,447     8,912      5,056     4,313     2,182      887
------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS
 A UNITHOLDERS FROM:
 Net investment income    (12,516)   (9,596)    (4,820)   (4,393)   (1,746)  (1,005)
 Net realized gain on
  investment
  transactions               (414)       --         --        --        --       --
------------------------------------------------------------------------------------
Total distributions to
 Class A unitholders      (12,930)   (9,596)    (4,820)   (4,393)   (1,746)  (1,005)
------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS
 C UNITHOLDERS FROM:
 Net investment income         --        --       (204)     (159)       --       --
------------------------------------------------------------------------------------
Total distributions to
 Class C unitholders           --        --       (204)     (159)       --       --
------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS
 D UNITHOLDERS FROM:
 Net investment income        (39)       (3)       (17)       (9)      (79)     (26)
 Net realized gain on
  investment
  transactions                 (1)       --         --        --        --       --
------------------------------------------------------------------------------------
Total distributions to
 Class D unitholders          (40)       (3)       (17)       (9)      (79)     (26)
------------------------------------------------------------------------------------
CLASS A UNIT
 TRANSACTIONS:
 Proceeds from the sale
  of units                121,515    69,730     68,991   104,606    20,990   13,176
 Reinvested
  distributions            11,648     8,697      4,525     4,198     1,197      746
 Cost of units redeemed   (82,865)  (82,742)  (122,819)  (72,555)  (14,944)  (5,169)
------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets
 resulting from Class A
 unit transactions         50,298    (4,315)   (49,303)   36,249     7,243    8,753
------------------------------------------------------------------------------------
CLASS C UNIT
 TRANSACTIONS:
 Proceeds from the sale
  of units                     --        --      1,328     4,695        --       --
 Reinvested
  distributions                --        --        204       159        --       --
 Cost of units redeemed        --        --     (1,940)   (1,298)       --       --
------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets
 resulting from Class C
 unit transactions             --        --       (408)    3,556        --       --
------------------------------------------------------------------------------------
CLASS D UNIT
 TRANSACTIONS:
 Proceeds from the sale
  of units                    638       328        111       210     1,106      592
 Reinvested
  distributions                27         3          6         8        40       26
 Cost of units redeemed      (110)       (2)       (29)      (60)     (321)     (66)
------------------------------------------------------------------------------------
Net increase in net
 assets resulting from
 Class D unit
 transactions                 555       329         88       158       825      552
------------------------------------------------------------------------------------
Net increase (decrease)    48,330    (4,673)   (49,608)   39,715     8,425    9,161
Net assets--beginning
 of year                  154,018   158,691     96,111    56,396    27,121   17,960
------------------------------------------------------------------------------------
NET ASSETS--END OF YEAR  $202,348  $154,018  $  46,503  $ 96,111  $ 35,546  $27,121
------------------------------------------------------------------------------------
ACCUMULATED
 UNDISTRIBUTED NET
 INVESTMENT INCOME:      $     56  $     45  $      --  $     75  $     56  $    25
------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BOND PORTFOLIO

                                                Class A
                              -------------------------------------------------
                                1997      1996      1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $  20.77  $  20.96  $  18.29  $  20.70   $  20.00
Income (loss) from invest-
 ment operations:
 Net investment income            1.34      1.29      1.17      1.42       1.42
 Net realized and unrealized
  gain (loss)                     0.29     (0.19)     2.66     (2.21)      0.66
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations              1.63      1.10      3.83     (0.79)      2.08
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income           (1.32)    (1.26)    (1.14)    (1.46)     (1.38)
 Net realized gain                 --        --        --      (0.15)       --
 Return of capital                 --      (0.03)    (0.02)    (0.01)       --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                     (1.32)    (1.29)    (1.16)    (1.62)     (1.38)
--------------------------------------------------------------------------------
Net increase (decrease)           0.31     (0.19)     2.67     (2.41)      0.70
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $  21.08  $  20.77  $  20.96  $  18.29   $  20.70
--------------------------------------------------------------------------------
Total return (d)                  8.17%     5.57%    21.55%    (4.04)%    10.60%
Ratio to average net assets
 of (e):
 Expenses, net of waivers
  and reimbursements              0.36%     0.36%     0.36%     0.36%      0.36%
 Expenses, before waivers
  and reimbursements              0.77%     0.84%     0.84%     0.87%      0.92%
 Net investment income, net
  of waivers and reimburse-
  ments                           6.66%     6.39%     5.94%     7.31%      7.84%
 Net investment income, be-
  fore waivers and reim-
  bursements                      6.25%     5.91%     5.46%     6.80%      7.28%
Portfolio turnover rate          76.30%   101.38%    74.19%   103.09%     89.06%
Net assets at end of year
 (in thousands)               $460,514  $366,850  $286,301  $257,391   $245,112
--------------------------------------------------------------------------------

                                  Class C                      Class D
                          -------------------------  -------------------------------
                           1997     1996    1995 (b)  1997    1996    1995   1994 (c)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 20.78  $ 20.96  $ 20.21  $20.76  $20.94  $18.29  $18.74
Income (loss) from in-
 vestment operations:
 Net investment income       1.29     1.25     0.47    1.24    1.22    1.08    0.28
 Net realized and
  unrealized gain (loss)     0.28    (0.18)    0.74    0.30   (0.18)   2.66   (0.45)
-------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.57     1.07     1.21    1.54    1.04    3.74   (0.17)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (1.28)   (1.22)   (0.45)  (1.25)  (1.19)  (1.09)  (0.28)
 Return of capital            --     (0.03)   (0.01)    --    (0.03)     -       -
-------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.28)   (1.25)   (0.46)  (1.25)  (1.22)  (1.09)  (0.28)
-------------------------------------------------------------------------------------
Net increase (decrease)      0.29    (0.18)    0.75    0.29   (0.18)   2.65   (0.45)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 21.07  $ 20.78  $ 20.96  $21.05  $20.76  $20.94  $18.29
-------------------------------------------------------------------------------------
Total return (d)             7.88%    5.33%    6.08%   7.74%   5.17%  21.06%  (0.94)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements     0.60%    0.60%    0.60%   0.75%   0.75%   0.75%   0.75%
 Expenses, before waiv-
  ers and reimbursements     1.01%    1.08%    1.08%   1.16%   1.23%   1.23%   1.26%
 Net investment income,
  net of waivers and re-
  imbursements               6.39%    6.09%    5.59%   6.27%   5.99%   5.48%   6.31%
 Net investment income,
  before waivers and re-
  imbursements               5.98%    5.61%    5.11%   5.86%   5.51%   5.00%   5.80%
Portfolio turnover rate     76.30%  101.38%   74.19%  76.30% 101.38%  74.19% 103.09%
Net assets at end of
 year (in thousands)      $50,554  $ 7,342  $ 3,704  $  601  $  220  $  120  $   15
-------------------------------------------------------------------------------------

(a)For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b)For the period July 3, 1995 (Class C units issue date) through November 30, 1995.
(c)For the period September 14, 1994 (Class D units issue date) through November 30, 1994.
(d)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e)Annualized for periods less than a full year.


See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Year Ended November 30,
INTERMEDIATE BOND PORTFOLIO

                                                          Class A
                                                          --------
                                                          1997 (a)
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $ 20.00
Income (loss) from investment operations:
 Net investment income                                       0.38
 Net realized and unrealized loss                           (0.15)
------------------------------------------------------------------
Total income from investment operations                      0.23
------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                                      (0.34)
------------------------------------------------------------------
Total distributions to unitholders                          (0.34)
------------------------------------------------------------------
Net decrease                                                (0.11)
------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $ 19.89
------------------------------------------------------------------
Total return (b)                                             1.17%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimbursements                 0.36%
 Expenses, before waivers and reimbursements                 2.28%
 Net investment income, net of waivers and reimbursements    5.87%
 Net investment income, before waivers and reimbursements    3.95%
Portfolio turnover rate                                     56.99%
Net assets at end of year (in thousands)                  $11,997
------------------------------------------------------------------

(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
INTERNATIONAL BOND PORTFOLIO

                                      Class A                        Class D
                          -----------------------------------  -----------------------
                           1997      1996     1995    1994(a)   1997     1996   1995(b)
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 22.16   $ 21.74  $ 19.93  $ 20.00  $22.14   $21.74  $22.17
Income (loss) from in-
 vestment operations:
 Net investment income       1.02      1.54     1.26     0.79    0.97     1.37    0.02
 Net realized and
  unrealized gain (loss)    (1.70)     0.43     2.28     0.01   (1.72)    0.51   (0.08)
---------------------------------------------------------------------------------------
Total income (loss) from
 investment operations      (0.68)     1.97     3.54     0.80   (0.75)    1.88   (0.06)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income
  (c)                       (1.01)    (1.55)   (1.73)   (0.87)  (0.99)   (1.48)  (0.37)
 Net realized gain          (0.34)      --       --       --    (0.34)     --      --
---------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.35)    (1.55)   (1.73)   (0.87)  (1.33)   (1.48)  (0.37)
---------------------------------------------------------------------------------------
Net increase (decrease)     (2.03)     0.42     1.81    (0.07)  (2.08)    0.40   (0.43)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 20.13   $ 22.16  $ 21.74  $ 19.93  $20.06   $22.14  $21.74
---------------------------------------------------------------------------------------
Total return (d)            (3.02)%    9.47%   18.20%    4.03%  (3.38)%   9.04% (0.30)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements     0.96%     0.96%    0.96%    0.96%   1.35%    1.35%   1.35%
 Expenses, before waiv-
  ers and reimbursements     1.52%     1.58%    1.47%    1.49%   1.91%    1.97%   1.86%
 Net investment income,
  net of waivers and re-
  imbursements               5.61%     5.91%    5.92%    5.93%   5.36%    5.67%   3.26%
 Net investment income,
  before waivers and re-
  imbursements               5.05%     5.29%    5.41%    5.40%   4.80%    5.05%   2.75%
Portfolio turnover rate     29.29%    33.89%   54.46%   88.65%  29.29%   33.89%  54.46%
Net assets at end of
 year (in thousands)      $26,383   $34,183  $32,673  $26,947  $   91   $   52  $    9
---------------------------------------------------------------------------------------

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.
(b) For the period November 20, 1995 (Class D units issue date) through November 30, 1995.
(c) Distributions to unitholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
SHORT-INTERMEDIATE BOND PORTFOLIO

                                            Class A                                  Class D
                          -----------------------------------------------  -------------------------------
                            1997      1996      1995     1994    1993 (a)   1997    1996    1995   1994 (b)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $  20.70  $  20.73  $  19.53  $ 20.33  $  20.00  $20.66  $20.71  $19.53  $19.82
Income (loss) from in-
 vestment operations:
 Net investment income        1.46      1.14      1.02     0.97      0.85    1.43    1.07    0.94    0.23
 Net realized and
  unrealized gain (loss)     (0.29)    (0.01)     1.19    (0.80)     0.31   (0.34)  (0.02)   1.18   (0.29)
-----------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations        1.17      1.13      2.21     0.17      1.16    1.09    1.05    2.12   (0.06)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (1.46)    (1.16)    (1.01)   (0.97)    (0.83)  (1.39)  (1.10) (0.94)  (0.23)
 Net realized gain           (0.05)      --        --       --        --    (0.05)    --      --      --
-----------------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                 (1.51)    (1.16)    (1.01)   (0.97)    (0.83)  (1.44)  (1.10)  (0.94)  (0.23)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)      (0.34)    (0.03)     1.20    (0.80)     0.33   (0.35)  (0.05)  (1.18)  (0.29)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $  20.36  $  20.70  $  20.73  $ 19.53  $  20.33  $20.31  $20.66  $20.71  $19.53
-----------------------------------------------------------------------------------------------------------
Total return (c)              5.95%     5.68%    11.58%    0.84%     5.90%   5.54%   5.22%  11.09%  (0.30)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements      0.36%     0.36%     0.36%    0.36%     0.36%   0.75%   0.75%   0.75%   0.75%
 Expenses, before waiv-
  ers and reimbursements      0.81%     0.88%     0.91%    0.95%     1.00%   1.20%   1.27%   1.30%   1.34%
 Net investment income,
  net of waivers and re-
  imbursements                7.68%     5.83%     5.14%    4.84%     4.79%   7.48%   4.96%   4.85%   4.42%
 Net investment income,
  before waivers and re-
  imbursements                7.23%     5.31%     4.59%    4.25%     4.15%   7.03%   4.44%   4.30%   3.83%
Portfolio turnover rate      48.49%    47.68%    54.68%   48.67%    19.48%  48.49%  47.68%  54.68%  48.67%
Net assets at end of
 year (in thousands)      $201,457  $153,675  $158,678  $96,209  $107,550  $  891  $  343  $   13  $    1
-----------------------------------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period September 14, 1994 (Class D units issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.


See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
U.S. GOVERNMENT SECURITIES PORTFOLIO

                                               Class A
                             --------------------------------------------------
                              1997       1996       1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                     $ 20.07   $  20.08   $  19.05  $  20.07   $  20.00
Income (loss) from invest-
 ment operations:
 Net investment income          1.21       1.02       1.05      0.91       0.55
 Net realized and
  unrealized gain (loss)       (0.07)     (0.01)      1.02     (1.02)      0.05
--------------------------------------------------------------------------------
Total income (loss) from
 investment operations          1.14       1.01       2.07     (0.11)      0.60
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income         (1.22)     (1.02)     (1.04)    (0.91)     (0.53)
--------------------------------------------------------------------------------
Total distributions to
 unitholders                   (1.22)     (1.02)     (1.04)    (0.91)     (0.53)
--------------------------------------------------------------------------------
Net increase (decrease)        (0.08)     (0.01)      1.03     (1.02)      0.07
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                        $ 19.99   $  20.07   $  20.08  $  19.05   $  20.07
--------------------------------------------------------------------------------
Total return (d)                5.93%      5.15%     11.18%    (0.57)%     3.00%
Ratio to average net assets
 of (e):
 Expenses, net of waivers
  and reimbursements            0.36%      0.36%      0.36%     0.36%      0.43%
 Expenses, before waivers
  and reimbursements            0.85%      0.94%      1.09%     1.12%      1.18%
 Net investment income, net
  of waivers and reimburse-
  ments                         5.86%      5.22%      5.43%     4.62%      4.18%
 Net investment income, be-
  fore waivers and reim-
  bursements                    5.37%      4.64%      4.70%     3.86%      3.43%
Portfolio turnover rate        95.73%    119.75%    141.14%    45.55%     20.59%
Net assets at end of year
 (in thousands)              $43,073    $92,351    $56,329   $25,293    $32,479
--------------------------------------------------------------------------------

                                 Class C                  Class D
                              ----------------  -------------------------------
                               1997    1996 (b)  1997    1996    1995   1994 (c)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $20.06   $20.13   $20.03  $20.04  $19.05  $19.43
Income (loss) from invest-
 ment operations:
 Net investment income          1.14     0.91     1.16    0.96    0.96    0.22
 Net realized and unrealized
  gain (loss)                  (0.04)   (0.12)   (0.10)  (0.03)   1.00   (0.38)
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations            1.10     0.79     1.06    0.93    1.96   (0.16)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income         (1.18)   (0.86)   (1.15)  (0.94)  (0.97)  (0.22)
--------------------------------------------------------------------------------
Total distributions to
 unitholders                   (1.18)   (0.86)   (1.15)  (0.94)  (0.97)  (0.22)
--------------------------------------------------------------------------------
Net increase (decrease)        (0.08)   (0.07)   (0.09)  (0.01)   0.99   (0.38)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $19.98   $20.06   $19.94  $20.03  $20.04  $19.05
--------------------------------------------------------------------------------
Total return (d)                5.67%    4.05%    5.52%   4.77%  10.66%  (0.90)%
Ratio to average net assets
 of (e):
 Expenses, net of waivers
  and reimbursements            0.60%    0.60%    0.75%   0.75%   0.75%   0.75%
 Expenses, before waivers
  and reimbursements            1.09%    1.18%    1.24%   1.33%   1.48%   1.51%
 Net investment income, net
  of waivers and reimburse-
  ments                         5.63%    4.97%    5.50%   4.83%   5.08%   4.65%
 Net investment income, be-
  fore waivers and reim-
  bursements                    5.14%    4.39%    5.01%   4.25%   4.35%   3.89%
Portfolio turnover rate        95.73%  119.75%   95.73% 119.75% 141.14%  45.55%
Net assets at end of year
 (in thousands)               $3,118   $3,535   $  312  $  225  $   67  $   13
--------------------------------------------------------------------------------

(a) For the period April 5, 1993 (commencement of operations) through November 30, 1993.
(b) For the period December 29, 1995 (Class C units issue date) through November 30, 1996.
(c) For the period September 15, 1994 (Class D units issue date) through November 30, 1994.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
U.S. TREASURY INDEX PORTFOLIO

                                          Class A                                   Class D
                          ---------------------------------------------  --------------------------------
                           1997     1996     1995     1994     1993 (a)   1997    1996    1995   1994 (b)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 20.60  $ 20.78  $ 18.77  $ 21.05   $ 20.00   $20.57  $20.75  $18.77   $18.80
Income (loss) from in-
 vestment operations:
 Net investment income       1.26     1.19     1.11     1.15      0.95     1.20    1.17    1.00     0.09
 Net realized and
  unrealized gain (loss)     0.20    (0.18)    2.01    (1.93)     1.02     0.18   (0.24)   2.03    (0.03)
---------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.46     1.01     3.12    (0.78)     1.97     1.38    0.93    3.03     0.06
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (1.25)   (1.19)   (1.11)   (1.14)    (0.92)   (1.18)  (1.11)  (1.05)   (0.09)
 Net realized gain             --       --       --    (0.36)       --       --      --      --       --
---------------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.25)   (1.19)   (1.11)   (1.50)    (0.92)   (1.18)  (1.11)  (1.05)   (0.09)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)      0.21    (0.18)    2.01    (2.28)     1.05     0.20   (0.18)   1.98    (0.03)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 20.81  $ 20.60  $ 20.78  $ 18.77   $ 21.05   $20.77  $20.57  $20.75   $18.77
---------------------------------------------------------------------------------------------------------
Total return (c)             7.44%    5.10%   16.95%   (3.80)%    9.94%    7.03%   4.72%  16.43%    0.37%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements     0.26%    0.26%    0.26%    0.26%     0.26%    0.65%   0.65%   0.65%    0.65%
 Expenses, before waiv-
  ers and reimbursements     0.82%    1.04%    0.89%    0.79%     0.83%    1.21%   1.43%   1.28%    1.18%
 Net investment income,
  net of waivers and
  reimbursements             6.36%    5.93%    5.09%    5.60%     5.11%    6.07%   5.57%   5.41%    6.05%
 Net investment income,
  before waivers and
  reimbursements             5.80%    5.15%    4.46%    5.07%     4.54%    5.51%   4.79%   4.78%    5.52%
Portfolio turnover rate     72.61%   42.49%   80.36%   52.80%    77.75%   72.61%  42.49%  80.36%   52.80%
Net assets at end of
 year (in thousands)      $33,839  $26,273  $17,674  $37,305   $71,456   $1,707  $  848  $  286   $   --
---------------------------------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period November 16, 1994 (Class D units issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)


 Shares Description                                     Value
--------------------------------------------------------------
                               BALANCED PORTFOLIO
 COMMON STOCKS--57.1%
 BANKING--1.2%
 13,200 Banc One Corp.                                 $   678
                                                       -------
 BROKERAGE AND FINANCIAL SERVICES--1.4%
 21,000 Schwab (Charles) Corp.                             810
                                                       -------
 COMMUNICATIONS--3.9%
 20,600 Ameritech Corp.                                  1,587
  4,000 Lucent Technologies                                321
  9,000 Snyder Communications Inc.                         305
                                                       -------
                                                         2,213
                                                       -------
 COMPUTERS AND OFFICE MACHINES--4.3%
 11,300 Cisco Systems, Inc.*                               975
  6,600 Hewlett-Packard Co.                                403
  7,300 Microsoft Corp.                                  1,033
                                                       -------
                                                         2,411
                                                       -------
 CONSUMER PRODUCTS--3.2%
  4,500 Gillette Co.                                       415
  9,800 Procter & Gamble Co.                               748
 22,700 Staples, Inc.                                      640
                                                       -------
                                                         1,803
                                                       -------
 CREDIT INSTITUTIONS--0.7%
 14,000 MBNA Corp.                                         371
                                                       -------
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--6.0%
  5,500 Emerson Electric Co.                               303
 19,400 General Electric Co.                             1,430
  9,700 Intel Corp.                                        753
 10,300 Linear Technology Corp.                            663
  7,000 Solectron Corp.                                    255
                                                       -------
                                                         3,404
                                                       -------
 FOOD AND BEVERAGE--2.8%
  5,000 Coca-Cola (The) Co.                                313
 14,400 PepsiCo, Inc.                                      531
 17,700 Philip Morris Cos., Inc.                           770
                                                       -------
                                                         1,614
                                                       -------
 HEALTH SERVICES--6.3%
  6,000 Cardinal Health, Inc.                              455
 37,950 Health Management Associates, Inc., Class A*       930
 11,000 Health South Rehabilitation Corp.                  289
 13,200 Johnson & Johnson Co.                              831
 15,400 Medtronic, Inc.                                    735
 11,000 Omnicare, Inc.                                     318
                                                       -------
                                                         3,558
                                                       -------
 INSURANCE SERVICES--2.9%
  8,100 American International Group, Inc.                 817
 13,400 MBIA, Inc.                                         843
                                                       -------
                                                         1,660
                                                       -------

  Shares/
 Principal
  Amount   Description                              Value
----------------------------------------------------------
 MORTGAGE AGENCIES--1.7%
 17,900    Fannie Mae                              $   945
                                                   -------
 OIL AND GAS--5.9%
  6,600    Chevron Corp.                               529
 13,400    Exxon Corp.                                 817
 14,800    Royal Dutch Petroleum Co. ADR               780
 14,600    Schlumberger Ltd. ADR                     1,202
                                                   -------
                                                     3,328
                                                   -------
 PHARMACEUTICALS--3.5%
  2,800    Bristol-Myers Squibb Co.                    262
  9,400    Merck & Co., Inc.                           889
  6,000    Warner-Lambert Co.                          839
                                                   -------
                                                     1,990
                                                   -------
 PROFESSIONAL SERVICE--4.8%
  6,000    Accustaff                                   177
 14,400    Cintas Corp.                                560
  6,800    Computer Sciences Corp.*                    538
 12,000    Newell Co.                                  490
 19,050    Oracle Systems Corp.*                       635
  8,000    Paychex, Inc.                               328
                                                   -------
                                                     2,728
                                                   -------
 RECREATION AND LEISURE SERVICES--0.6%
  6,500    Carnival Corp. Class A                      351
                                                   -------
 RETAIL--7.9%
 13,400    Consolidated Stores Corp.                   652
  6,000    Fastenal                                    318
 12,150    Home Depot (The), Inc.                      680
 20,400    Starbucks Corp.*                            711
 39,000    Walgreen Co.                              1,255
 20,000    Wal-Mart Stores, Inc.                       799
                                                   -------
                                                     4,415
----------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $20,481)                $32,279
----------------------------------------------------------
 PREFERRED STOCK--1.8%
 AGENCY--1.8%
  1,000    Home Ownership Funding Corp.            $   994
----------------------------------------------------------
 TOTAL PREFERRED STOCK (Cost $1,000)               $   994
----------------------------------------------------------
 ASSET-BACKED SECURITIES--2.8%
 AUTOMOTIVE--2.8%
           Olympic Automobile Receivables Trust,
            Series 1995-D, Class A-3
 $  132     5.950% Due 11/15/99                    $   132
            Series 1996-D, Class A-4
    600     6.050   Due 08/15/02                       600
           Premier Auto Trust,
           Series 1994-1, Class A-3
     26     4.750   Due 02/02/00                        26

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Principal Amount Description   Value
-------------------------------------
                         BALANCED PORTFOLIO--CONTINUED
      Western Financial Grantor Trust,
       Series 1994-4, Class A-1
$ 73   7.100% Due 01/01/00                     $   73
       Series 1995-5, Class A-1
 349   5.875 Due 03/01/02                         349
      Western Financial Owner Trust,
      Series 1997-A Class A-3
 400   6.500 Due 09/20/01                         403
-----------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (Cost $1,580)    $1,583
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--2.1%
      Donaldson, Lufkin & Jenrette
      Mortgage Acceptance Corp.
      Series 1994-Q8, Class 2-A1
$248   7.250% Due 05/25/24                     $  249
      Financial Asset Securitization, Inc.
      Series 1997-NAMC, Class FXA-3
 900   7.350 Due 04/25/27                         909
-----------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (Cost $1,141)                                 $1,158
-----------------------------------------------------
CORPORATE AND FOREIGN GOVERNMENT BONDS--11.0%
FINANCIAL--5.1%
      Finova Capital, Corp.
$500   6.190% Due 10/20/99                     $  499
      Lehman Brothers Holdings, Inc.
 570   7.375 Due 05/15/07                         585
      Lehman Brothers Holdings, Inc.
      Medium Term Note
 305   6.900 Due 01/29/01                         309
      Lumbermens Mutual Casualty Co.
 115   9.150 Due 07/01/26                         131
 235   8.300 Due 12/01/37                         240
      Petrozvata Financial, Inc.,
      Series: Class B
 600   8.220 Due 04/01/17, putable 05/15/00       632
      Salomon, Inc. Medium Term Note
 500   5.500 Due 01/31/98                         499
                                               ------
                                                2,895
                                               ------
INDUSTRIAL--1.5%
      Penney (J. C.), Inc.
 830   6.900 Due 08/15/26, putable 08/15/03       854
                                               ------
SANITARY SERVICES--1.5%
      WMX Technologies, Inc.
 800   7.100 Due 08/01/26, putable 08/01/03       840
                                               ------
SOVEREIGN--1.1%
      Quebec Province, Canada Medium Term Note
 600   7.220 Due 07/22/36, putable 07/22/06       634
                                               ------

 Principal
  Amount   Description                               Value
-----------------------------------------------------------
 UTILITY--1.8%
           Tenaga Nasional Berhad
 $1,000     7.200% Due 04/29/07, putable 04/29/02   $   997
-----------------------------------------------------------
 TOTAL CORPORATE AND FOREIGN GOVERNMENT BONDS
  (Cost $6,087)                                     $ 6,220
-----------------------------------------------------------
 U.S. GOVERNMENT AGENCIES--2.3%
 FANNIE MAE REMIC TRUST--2.3%
           Series 1991-37, Class G
 $  243     8.150% Due 08/25/05                     $   245
           Series 1992-200, Class E
    490     6.250 Due 06/25/17                          489
           Series 1996-M4, Class A
    554     7.750 Due 03/17/17                          569
-----------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES (Cost $1,273)       $ 1,303
-----------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--12.7%
 U.S. TREASURY NOTES--12.7%
 $1,435     6.750% Due 05/31/99                     $ 1,455
    175     6.250 Due 05/31/00                          177
  1,325     7.750 Due 02/15/01                        1,398
  1,550     6.625 Due 06/30/01                        1,588
  1,525     6.625 Due 07/31/01                        1,563
    200     6.250 Due 02/15/03                          203
    690     7.500 Due 02/15/05                          754
-----------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $7,069)                                     $ 7,138
-----------------------------------------------------------
 FLOATING RATE BANK NOTES--3.3%
           Lloyds Bank PLC
 $1,000     6.188% Due 12/15/97                     $   899
           National Westminster Bank
  1,100     6.000  Due 02/27/98                         974
-----------------------------------------------------------
 TOTAL FLOATING RATE BANK NOTES
  (Cost $1,850)                                     $ 1,873
-----------------------------------------------------------
 SHORT-TERM INVESTMENT--6.2%
           Banco Central Hispanoamericano,
           Grand Cayman
 $3,485     5.750%  Due 12/01/97                    $ 3,485
-----------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $3,485)          $ 3,485
-----------------------------------------------------------
 TOTAL INVESTMENTS--99.3%
  (Cost $43,966)                                    $56,033
-----------------------------------------------------------
 Other assets, less liabilities--0.7%                   351
-----------------------------------------------------------
 NET ASSETS--100.0%                                 $56,384
-----------------------------------------------------------
-----------------------------------------------------------

*Non-income producing security.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------


 Shares  Description                                     Value
----------------------------------------------------------------
                          DIVERSIFIED GROWTH PORTFOLIO
 COMMON STOCKS--95.8%
 BANKING--4.3%
  36,940 Banc One Corp.                                 $  1,898
  15,000 BankAmerica Corp.                                 1,095
  11,000 Citicorp                                          1,319
   8,200 Wells Fargo & Co.                                 2,519
                                                        --------
                                                           6,831
                                                        --------
 BROKERAGE SERVICES--1.6%
  64,000 Schwab (Charles) Corp.                            2,468
                                                        --------
 COMMUNICATIONS--3.5%
  24,000 Ameritech Corp.                                   1,849
  34,000 BellSouth Corp.                                   1,862
  25,000 SBC Communications, Inc.                          1,820
                                                        --------
                                                           5,531
                                                        --------
 COMPUTERS AND OFFICE MACHINES--8.2%
  26,300 Cisco Systems, Inc.*                              2,268
  21,000 Compaq Computer Corp.                             1,311
  14,000 International Business Machines Corp.             1,534
  25,000 McAfee Associates, Inc.*                          1,144
  31,800 Microsoft Corp.                                   4,500
  69,450 Oracle Systems Corp.*                             2,313
                                                        --------
                                                          13,070
                                                        --------
 CONSUMER PRODUCTS--5.8%
  84,700 Newell Co.                                        3,457
  78,000 Philip Morris Cos., Inc.                          3,393
  31,500 Procter & Gamble Co.                              2,404
                                                        --------
                                                           9,254
                                                        --------
 CREDIT INSTITUTIONS--1.0%
  58,400 MBNA Corp.                                        1,551
                                                        --------
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--10.0%
  35,000 Emerson Electric Co.                              1,925
  71,000 General Electric Co.                              5,236
  44,800 Intel Corp.                                       3,478
  39,900 Linear Technology Corp.                           2,569
  20,000 Motorola, Inc.                                    1,258
  40,000 Solectron Corp.                                   1,458
                                                        --------
                                                          15,924
                                                        --------
 FOOD AND BEVERAGES--2.4%
  28,000 Coca-Cola (The) Co.                               1,750
  55,800 PepsiCo, Inc.                                     2,058
                                                        --------
                                                           3,808
                                                        --------
 HEALTH SERVICES--7.3%
  24,000 Cardinal Health Inc.                              1,818
 122,500 Health Management Associates, Inc., Class A*      3,001
  86,000 HEALTHSOUTH Corp.                                 2,257
  33,000 Johnson & Johnson Co.                             2,077
  85,000 Omnicare, Inc.                                    2,454
                                                        --------
                                                          11,607
                                                        --------


  Shares  Description                           Value
-------------------------------------------------------
 INDUSTRIAL INSTRUMENTS--1.4%
   36,600 Hewlett-Packard Co.                  $  2,235
                                               --------
 INSURANCE SERVICES--4.1%
   35,850 American International Group, Inc.      3,614
   46,800 MBIA, Inc.                              2,942
                                               --------
                                                  6,556
                                               --------
 MORTGAGE AGENCIES--3.2%
   75,700 Fannie Mae                              3,998
   25,000 Freddie Mac                             1,031
                                               --------
                                                  5,029
                                               --------
 OIL AND GAS--11.4%
   32,000 Chevron Corp.                           2,566
   72,800 Exxon Corp.                             4,441
   59,700 Mobil Corp.                             4,295
   54,800 Royal Dutch Petroleum Co. ADR           2,887
   48,800 Schlumberger Ltd. ADR                   4,017
                                               --------
                                                 18,206
                                               --------
 PHARMACEUTICALS--7.2%
   25,000 Abbott Laboratories                     1,625
   19,000 Bristol-Myers Squibb Co.                1,779
   24,000 Lilly (Eli) & Co.                       1,514
   30,400 Merck & Co., Inc.                       2,875
   33,200 Pfizer, Inc.                            2,415
    9,000 Warner-Lambert Co.                      1,259
                                               --------
                                                 11,467
                                               --------
 PROFESSIONAL SERVICES--6.5%
   50,000 AccuStaff, Inc.*                        1,478
   68,400 Cintas Corp.                            2,659
   22,400 Computer Sciences Corp.*                1,774
   60,000 Paychex, Inc.                           2,460
   60,000 Snyder Communications, Inc.             2,036
                                               --------
                                                 10,407
                                               --------
 RECREATION AND LEISURE SERVICES--2.7%
   49,900 Carnival Corp., Class A                 2,698
   16,000 Disney (The Walt) Co.                   1,519
                                               --------
                                                  4,217
                                               --------
 RETAIL--13.4%
   60,000 Consolidated Stores Corp.*              2,917
   30,000 Fastenal Co.                            1,590
   57,050 Home Depot (The), Inc.                  3,191
   23,000 Kohl's Corp.*                           1,665
   95,850 Staples, Inc.*                          2,702
   59,000 Starbucks Corp.*                        2,057
   85,700 Wal-Mart Stores, Inc.                   3,423
  118,600 Walgreen Co.                            3,817
                                               --------
                                                 21,362
                                               --------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares and number of contracts)

 Shares/ Principal Amount Description   Value
---------------------------------------------
                    DIVERSIFIED GROWTH PORTFOLIO--CONTINUED
 TELECOMMUNICATIONS--1.8%
   22,000 Lucent Technologies, Inc.         $  1,763
   20,000 Tellabs, Inc.*                       1,040
                                            --------
                                               2,803
-----------------------------------------------------
 TOTAL COMMON STOCKS (Cost $101,155)        $152,326
-----------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--0.1%
          U.S. Treasury Bill #
 $    230  4.930% Due 01/02/98              $    229
-----------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION
  (Cost $229)                               $    229
-----------------------------------------------------
 SHORT-TERM INVESTMENT--5.2%
          Banco Central Hispanoamericano,
          Grand Cayman
 $  8,273  5.750% Due 12/01/97              $  8,273
-----------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $8,273)  $  8,273
-----------------------------------------------------
 TOTAL INVESTMENTS--101.1%
  (Cost $109,657)                           $160,828
-----------------------------------------------------
 Liabilities, less other assets--(1.1)%       (1,749)
-----------------------------------------------------
 NET ASSETS--100.0%                         $159,079
-----------------------------------------------------
-----------------------------------------------------

OPEN FUTURES CONTRACTS:

                                                                       Unrealized
                Number of     Contract     Contract      Contract         Gain
    Type        Contracts      Amount      Position     Expiration       (Loss)
---------------------------------------------------------------------------------
RUSSELL 2000        14         $2,958        Long        12/19/97        $  65
S&P MIDCAP          20          3,341        Long        12/19/97         (131)
---------------------------------------------------------------------------------
                                                                         $ (66)
---------------------------------------------------------------------------------

*Non-income producing security.

# Security pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                                    Value
---------------------------------------------------------------
                             EQUITY INDEX PORTFOLIO
 COMMON STOCKS--96.8%
 AGRICULTURE--0.1%
   8,200 Pioneer Hi-Bred International, Inc.           $    837
                                                       --------
 APPAREL--0.1%
   8,700 Liz Claiborne, Inc.                                437
  15,800 VF Corp.                                           730
                                                       --------
                                                          1,167
                                                       --------
 BANKING--7.7%
  12,200 Ahmanson (H. F.) & Co.                             726
  72,849 Banc One Corp.                                   3,743
  47,500 Bank of New York Co., Inc.                       2,553
  87,352 BankAmerica Corp.                                6,377
  18,200 BankBoston Corp.                                 1,622
  12,400 Bankers Trust New York Corp.                     1,470
  24,900 Barnett Banks, Inc.                              1,752
  52,946 Chase Manhattan Corp.                            5,751
  57,300 Citicorp                                         6,872
  13,200 Comerica, Inc.                                   1,124
  25,300 CoreStates Financial Corp.                       1,956
  19,250 Fifth Third Bancorp                              1,357
  37,007 First Chicago NBD Corp.                          2,896
  70,230 First Union Corp.                                3,424
   7,100 Golden West Financial Corp.                        636
  23,900 Huntington Bancshares, Inc.                        813
  27,200 KeyCorp                                          1,834
  31,500 Mellon Bank Corp.                                1,786
  22,400 Morgan (J. P.) & Co., Inc.                       2,558
  26,900 National City Corp.                              1,796
  89,060 NationsBank Corp.                                5,349
  93,700 Norwest Corp.                                    3,508
  38,400 PNC Bank Corp.                                   2,066
   6,900 Republic New York Corp.                            750
  20,100 State Street Corp.                               1,196
  26,700 SunTrust Banks, Inc.                             1,896
  30,639 U.S. Bancorp                                     3,296
  21,000 Wachovia Corp.                                   1,617
  10,966 Wells Fargo & Co.                                3,369
                                                       --------
                                                         74,093
                                                       --------
 BITUMINOUS COAL AND LIGNITE SURFACE MINING--0.1%
  35,718 Houston Industries, Inc.                           846
   1,000 NACCO Industries, Inc.                             109
                                                       --------
                                                            955
                                                       --------
 BROKERAGE AND FINANCIAL SERVICES--1.9%
  58,600 American Express Co.                             4,622
  33,050 Charles Schwab Corp.                             1,274
  31,301 Fleet Financial Group, Inc.                      2,068
  17,000 Green Tree Financial Corp.                         521
  41,400 Merrill Lynch & Co., Inc.                        2,906
  73,349 Morgan Stanley, Dean Witter, Discover & Co.      3,984
  21,900 Synovus Financial Corp.                            699
  31,290 Washington Mutual, Inc.                          2,163
                                                       --------
                                                         18,237
                                                       --------

 Shares  Description                                 Value
------------------------------------------------------------
 CHEMICALS AND ALLIED PRODUCTS--10.5%
  96,200 Abbott Laboratories                        $  6,253
  13,700 Air Products and Chemicals, Inc.              1,051
   8,100 Allergan, Inc.                                  274
  81,100 American Home Products Corp.                  5,667
  33,200 Amgen, Inc.*                                  1,697
  34,900 Baxter International, Inc.                    1,767
 124,600 Bristol-Myers Squibb Co.                     11,666
  12,900 Clorox Co.                                    1,001
  37,000 Colgate-Palmolive Co.                         2,472
  28,500 Dow Chemical Co.                              2,814
 141,400 du Pont (E. I.) de Nemours & Co.              8,564
   9,775 Eastman Chemical Co.                            590
   8,100 Ecolab, Inc.                                    413
   4,700 FMC Corp.*                                      343
   6,800 Goodrich (B. F.) Co.                            303
   9,100 Grace (W. R.) & Co.                             662
   7,500 Great Lakes Chemical Corp.                      337
  12,400 Hercules, Inc.                                  602
  13,700 International Flavors & Fragrances, Inc.        660
 139,096 Lilly (Eli) & Co.                             8,772
 151,000 Merck & Co., Inc.                            14,279
  17,500 Morton International, Inc.                      596
   8,400 Nalco Chemical Co.                              326
 161,600 Pfizer, Inc.                                 11,756
  63,520 Pharmacia & Upjohn, Inc.                      2,144
  22,400 PPG Industries, Inc.                          1,298
  19,800 Praxair, Inc.                                   870
   7,700 Rohm & Haas Co.                                 708
  91,600 Schering-Plough Corp.                         5,742
  21,600 Sherwin-Williams Co.                            617
  12,500 Sigma-Aldrich Corp.                             452
  15,500 Union Carbide Corp.                             684
  33,900 Warner-Lambert Co.                            4,742
                                                    --------
                                                     100,122
                                                    --------
 COMMUNICATIONS--8.3%
  63,000 AirTouch Communications, Inc.*                2,473
  23,400 Alltel Corp.                                    930
  68,800 Ameritech Corp.                               5,302
 203,100 AT&T Corp.                                   11,348
  97,080 Bell Atlantic Corp.                           8,664
 124,000 BellSouth Corp.                               6,789
  12,300 Clear Channel Communications, Inc.*             833
  43,600 Comcast Corp., Class A                        1,221
  20,500 Frontier Corp.                                  502
 119,600 GTE Corp.                                     6,047
  24,800 HBO & Co.                                     1,113
  80,264 Lucent Technologies, Inc.                     6,431
   9,200 Mallinckrodt, Inc.                              340
  86,500 MCI Communications Corp.                      3,801
  18,400 NextLevel Systems, Inc.*                        244
  11,700 Providian Corp.                                 516
 114,256 SBC Communications, Inc.                      8,319
  53,800 Sprint Corp.                                  3,151
  22,600 Tellabs, Inc.*                                1,175

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares  Description                              Value
---------------------------------------------------------
                       EQUITY INDEX PORTFOLIO--CONTINUED
  59,900 US West Communications Group            $  2,707
  75,800 US West Media Group*                       2,013
  44,100 Viacom, Inc., Class B*                     1,544
 112,800 WorldCom, Inc.*                            3,610
                                                 --------
                                                   79,073
                                                 --------
 COMPUTERS AND OFFICE MACHINES--6.5%
   9,100 Adobe Systems, Inc.                          382
  15,900 Apple Computer, Inc.*                        282
  26,300 Bay Networks, Inc.*                          791
  19,700 Cabletron Systems, Inc.*                     453
  10,100 Ceridian Corp.*                              443
  83,700 Cisco Systems, Inc.*                       7,219
  94,495 Compaq Computer Corp.                      5,900
   5,900 Data General Corp.*                          106
  41,400 Dell Computer Corp.*                       3,485
  19,100 Digital Equipment Corp.*                     941
  61,600 EMC Corp.*                                 1,867
 122,800 International Business Machines Corp.     13,454
 149,800 Microsoft Corp.                           21,197
  15,900 Parametric Technology Co.*                   804
  18,000 Pitney Bowes, Inc.                         1,513
  30,600 Seagate Technology, Inc.*                    694
  22,100 Silicon Graphics, Inc.*                      290
  13,300 Tandy Corp.                                  572
  43,100 3Com Corp.*                                1,562
  21,900 Unisys Corp.*                                313
                                                 --------
                                                   62,268
                                                 --------
 CONSTRUCTION--0.2%
  13,900 Dover Corp.                                  932
  21,900 Dresser Industries, Inc.                     819
                                                 --------
                                                    1,751
                                                 --------
 CONSUMER PRODUCTS--5.0%
  16,600 Avon Products, Inc.                          960
  21,400 Fortune Brands, Inc.                         774
  70,000 Gillette Co.                               6,462
 166,400 Johnson & Johnson                         10,473
  69,584 Kimberly-Clark Corp.                       3,623
 303,000 Philip Morris Cos., Inc.                  13,181
 168,900 Procter & Gamble Co.                      12,889
                                                 --------
                                                   48,362
                                                 --------
 CREDIT INSTITUTIONS--0.6%
   6,600 Beneficial Corp.                             512
  13,400 Countrywide Credit Industries, Inc.          549
  13,400 Household International, Inc.              1,688
  62,687 MBNA Corp.                                 1,665
  14,300 MGIC Investment Corp.                        836
                                                 --------
                                                    5,250
                                                 --------
 ELECTRONICS AND ELECTRICAL EQUIPMENT--7.4%
  17,600 Advanced Micro Devices, Inc.*                384
  27,456 AMP, Inc.                                  1,193
  11,230 Andrew Corp.*                                298

 Shares  Description                          Value
-----------------------------------------------------
  45,600 Applied Materials, Inc.*            $  1,505
  15,300 Cooper Industries, Inc.                  790
  14,700 DSC Communications Corp.*                332
  55,500 Emerson Electric Co.                   3,053
 409,400 General Electric Co.                  30,193
  10,000 Harris Corp.                             474
 204,200 Intel Corp.                           15,851
  14,600 ITT Corp.*                             1,108
  10,500 Kla-Tencor Corp.*                        407
  17,700 LSI Logic Corp.*                         412
  12,300 Maytag Corp.                             397
  26,300 Micron Technology, Inc.*                 654
  74,400 Motorola, Inc.                         4,678
  20,200 National Semiconductor Corp.*            669
   5,600 National Service Industries, Inc.        262
  32,800 Northern Telecom Ltd.                  2,946
   5,500 Raychem Corp.                            520
   9,700 Scientific-Atlanta, Inc.                 194
  63,300 Tele-Communications, Inc.*             1,450
  48,000 Texas Instruments, Inc.                2,364
   6,900 Thomas & Betts Corp.                     313
   9,300 Whirlpool Corp.                          510
                                             --------
                                               70,957
                                             --------
 FOOD AND BEVERAGES--6.7%
  61,500 Anheuser-Busch Cos., Inc.              2,656
  70,029 Archer-Daniels-Midland Co.             1,497
   8,600 Brown-Forman Corp., Class B              442
  57,500 Campbell Soup Co.                      3,220
 310,200 Coca-Cola (The) Co.                   19,387
  59,100 ConAgra, Inc.                          2,124
   4,600 Coors (Adolph) Co., Class B              166
  18,000 CPC International, Inc.                1,861
  20,000 General Mills, Inc.                    1,480
  46,200 Heinz (H. J.) Co.                      2,313
  17,900 Hershey Foods Corp.                    1,099
  51,600 Kellogg Co.                            2,393
  86,000 McDonalds Corp.                        4,171
 191,400 PepsiCo, Inc.                          7,058
  17,200 Quaker Oats Co.                          912
  13,300 Ralston-Ralston Purina Group           1,237
  60,100 Sara Lee Corp.                         3,178
  46,400 Seagram (The) Co. Ltd.                 1,499
  19,130 Tricon Global Restaurants*               647
  80,000 Unilever N.V.                          4,645
  23,000 UST, Inc.                                710
  12,700 Whitman Corp.                            334
  14,500 Wrigley (Wm.) Jr. Co.                  1,147
                                             --------
                                               64,176
                                             --------
 FURNITURE--0.1%
  20,600 Masco Corp.                              971
                                             --------
 GENERAL BUILDING CONTRACTORS--0.1%
   3,600 Centex Corp.                             228
  15,900 Honeywell, Inc.                        1,041
   4,800 Kaufman & Broad Home Corp.               104
                                             --------
                                                1,373
                                             --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                                Value
-----------------------------------------------------------
 GLASS, CLAY AND STONE PRODUCTS--0.2%
  28,900 Corning, Inc.                             $  1,226
  19,900 Newell Co.                                     812
                                                   --------
                                                      2,038
                                                   --------
 HEALTH SERVICES--1.1%
  10,600 ALZA Corp.*                                    283
  13,800 Beverly Enterprises, Inc.*                     235
  81,795 Columbia/HCA Healthcare Corp.                2,413
  18,500 Guidant Corp.                                1,189
  48,400 HEALTHSOUTH Corp.*                           1,271
  20,500 Humana, Inc.*                                  455
   7,950 Manor Care, Inc.                               280
  58,500 Medtronic, Inc.                              2,793
  11,500 St. Jude Medical, Inc.*                        341
  37,900 Tenet Healthcare Corp.*                      1,201
                                                   --------
                                                     10,461
                                                   --------
 HEAVY CONSTRUCTION--0.2%
  10,500 Fluor Corp.                                    377
   5,100 Foster Wheeler Corp.                           157
  31,700 Halliburton Co.                              1,710
                                                   --------
                                                      2,244
                                                   --------
 INDUSTRIAL INSTRUMENTS--2.1%
   7,200 Bard (C. R.), Inc.                             216
   6,900 Bausch & Lomb, Inc.                            273
  15,300 Becton, Dickinson & Co.                        789
  13,900 Biomet, Inc.                                   332
  24,300 Boston Scientific Corp.*                     1,098
  40,700 Eastman Kodak Co.                            2,467
 130,100 Hewlett-Packard Co.                          7,944
  10,500 Johnson Controls, Inc.                         481
   5,400 Millipore Corp.                                209
   5,500 Perkin-Elmer Corp.                             383
   5,700 Polaroid Corp.                                 242
  29,600 Raytheon Co.                                 1,656
   6,200 Tektronix, Inc.                                260
   9,200 United States Surgical Corp.                   243
  40,700 Xerox Corp., Inc.                            3,162
                                                   --------
                                                     19,755
                                                   --------
 INSURANCE SERVICES--4.7%
  18,757 Aetna, Inc.                                  1,414
  54,365 Allstate Corp.                               4,669
  31,070 American General Corp.                       1,674
  87,712 American International Group, Inc.           8,842
  20,900 Aon Corp.                                    1,106
  21,600 Chubb Corp.                                  1,532
   9,300 CIGNA Corp.                                  1,555
  23,500 Conseco, Inc.                                1,094
  10,000 General Re Corp.                             1,985
  14,800 Hartford Financial Services Group, Inc.      1,240
   8,825 Jefferson-Pilot Corp.                          673
  12,700 Lincoln National Corp.                         906
  14,400 Loews Corp.                                  1,528

 Shares  Description                       Value
--------------------------------------------------
  21,100 Marsh & McLennan Cos., Inc.      $  1,571
  11,200 MBIA, Inc.                            704
   9,000 Progressive Corp.                     918
  17,400 SAFECO Corp.                          850
  10,500 St. Paul Cos., Inc.                   840
  24,400 SunAmerica, Inc.                      988
  17,300 Torchmark Corp.                       706
   7,900 Transamerica Corp.                    858
 143,037 Travelers Group, Inc.               7,223
  23,500 United Healthcare Corp.             1,223
  17,400 UNUM Corp.                            825
  13,900 USF&G Corp.                           281
                                          --------
                                            45,205
                                          --------
 JEWELRY AND PRECIOUS METALS--0.0%
   4,900 Jostens, Inc.                         118
                                          --------
 LUMBER AND WOOD PRODUCTS--0.0%
  13,700 Louisiana-Pacific Corp.               277
                                          --------
 MACHINERY--1.3%
  21,100 Baker Hughes, Inc.                    884
  11,800 Black & Decker Corp.                  434
   3,200 Briggs & Stratton Corp.               164
  12,400 Brunswick Corp.                       415
   9,300 Case Corp.                            577
  47,100 Caterpillar, Inc.                   2,258
   5,000 Cincinnati Milacron, Inc.             148
   4,800 Cummins Engine Co., Inc.              309
  31,500 Deere & Co.                         1,727
   6,300 General Signal Corp.                  257
   6,200 Harnischfeger Industries, Inc.        237
  20,750 Ingersoll-Rand Co.                    848
  21,300 Tenneco, Inc.                         923
  18,800 Thermo Electron Corp.*                692
   7,900 Timken (The) Co.                      280
  66,600 Tyco International Ltd.             2,614
                                          --------
                                            12,767
                                          --------
 MANUFACTURING--0.1%
   3,500 Aeroquip-Vickers, Inc.                179
   7,000 Alberto-Culver Co., Class B           218
  14,800 ITT Industries, Inc.                  470
   2,600 Pulte Corp.                           105
                                          --------
                                               972
                                          --------
 MERCHANDISE--GENERAL--0.1%
   7,600 Snap-On, Inc.                         334
  11,100 Stanley Works (The)                   489
                                          --------
                                               823
                                          --------
 METAL MINING--0.3%
  46,600 Barrick Gold Corp.                    772
  28,700 Battle Mountain Gold Co.              145
  11,650 Cyprus Amax Minerals Co.              213
  17,200 Echo Bay Mines Ltd.*                   40

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares  Description                                      Value
-----------------------------------------------------------------
                       EQUITY INDEX PORTFOLIO--CONTINUED
  24,900 Freeport-McMoRan Copper & Gold, Inc., Class B   $    521
  18,300 Homestake Mining Co.                                 192
  20,900 Inco, Ltd.                                           398
  19,497 Newmont Mining Corp.                                 586
  29,900 Placer Dome, Inc.                                    366
                                                         --------
                                                            3,233
                                                         --------
 METAL PRODUCTS--0.2%
  22,027 Allegheny Teledyne, Inc.                             567
   3,800 Ball Corp.                                           146
   5,700 Crane Co.                                            240
   6,900 McDermott International, Inc.                        217
  13,925 Parker-Hannifin Corp.                                620
                                                         --------
                                                            1,790
                                                         --------
 MORTGAGE AGENCIES--1.1%
 132,700 Fannie Mae                                         7,008
  86,900 Freddie Mac                                        3,585
                                                         --------
                                                           10,593
                                                         --------
 NATURAL GAS--0.7%
  11,300 Apache Corp.                                         415
  13,300 Coastal Corp.                                        779
   6,900 Columbia Gas System, Inc.                            502
  11,900 Consolidated Natural Gas Co.                         718
   2,500 Eastern Enterprises                                  101
  38,300 Enron Corp.                                        1,484
   6,100 NICOR, Inc.                                          246
   3,500 ONEOK, Inc.                                          131
  10,400 Pacific Enterprises                                  368
   4,400 Peoples Energy Corp.                                 161
  10,700 Sonat, Inc.                                          466
  19,850 Williams (The) Cos., Inc.                          1,061
                                                         --------
                                                            6,432
                                                         --------
 OFFICE EQUIPMENT--0.1%
  16,600 Ikon Office Solutions, Inc.                          505
                                                         --------
 OIL AND GAS--5.2%
   7,500 Anadarko Petroleum Corp.                             487
  22,052 Burlington Resources, Inc.                           981
  81,900 Chevron Corp.                                      6,567
 309,400 Exxon Corp.                                       18,873
   3,100 Helmerich & Payne, Inc.                              236
  41,400 Occidental Petroleum Corp.                         1,229
  13,200 Oryx Energy Co.*                                     356
  10,800 Rowan Cos., Inc.*                                    367
 268,100 Royal Dutch Petroleum Co.                         14,126
  61,900 Schlumberger Ltd.                                  5,095
  31,776 Union Pacific Resources Group, Inc.                  790
   6,700 Western Atlas, Inc.*                                 466
                                                         --------
                                                           49,573
                                                         --------
 PACKAGING AND CONTAINER PRODUCTS--0.1%
  16,000 Crown Cork & Seal Co., Inc.                          781
  17,500 Owens-Illinois, Inc.*                                593
                                                         --------
                                                            1,374
                                                         --------

 Shares  Description                             Value
--------------------------------------------------------
 PAPER PRODUCTS--1.4%
  12,900 Avery Dennison Corp.                   $    540
   6,600 Bemis Co., Inc.                             278
   7,000 Boise Cascade Co.                           236
  12,000 Champion International Corp.                643
  23,600 Fort James, Corp.                           923
  11,400 Georgia-Pacific Corp.                       973
  37,835 International Paper Co.                   1,795
   6,500 Mead Corp.                                  420
  52,000 Minnesota Mining & Manufacturing Co.      5,067
  12,404 Stone Container Corp.*                      155
   7,100 Temple-Inland, Inc.                         406
   8,700 Union Camp Corp.                            523
  12,750 Westvaco Corp.                              416
  24,900 Weyerhaeuser Co.                          1,315
                                                --------
                                                  13,690
                                                --------
 PERSONAL SERVICES--0.6%
  13,000 Block (H&R), Inc.                           533
  19,900 HFS, Inc.*                                1,366
  31,300 Hilton Hotels Corp.                         974
  15,900 Marriot International, Inc.               1,152
  31,500 Service Corp. International               1,152
  13,900 Willamette Industries, Inc.                 488
                                                --------
                                                   5,665
                                                --------
 PETROLEUM--2.7%
  11,500 Amerada Hess Corp.                          644
  61,400 Amoco Corp.                               5,526
   9,300 Ashland, Inc.                               434
  40,100 Atlantic Richfield Co.                    3,268
   6,000 Kerr-McGee Corp.                            398
  98,300 Mobil Corp.                               7,071
   5,900 Pennzoil Co.                                393
  32,900 Phillips Petroleum Co.                    1,594
   9,100 Sun Co., Inc.                               368
  66,000 Texaco, Inc.                              3,729
  30,900 Unocal Corp.                              1,230
  36,000 USX--Marathon Group                       1,233
                                                --------
                                                  25,888
                                                --------
 PRINTING AND PUBLISHING--1.3%
   9,400 American Greetings Corp.                    345
  10,300 Deluxe Corp.                                364
  18,300 Donnelley (RR) & Sons Co.                   645
  12,000 Dow Jones & Co., Inc.                       607
  35,400 Gannett Co., Inc.                         2,055
   3,800 Harland (John H.) Co.                        79
  10,900 Knight-Ridder, Inc.                         546
  12,400 McGraw Hill Cos., Inc.                      849
   6,700 Meredith Corp.                              234
  11,100 Moore Corp. Ltd.                            173
  12,000 New York Times Co., Class A                 713
  70,000 Time Warner, Inc.                         4,078
  12,000 Times Mirror Co., Class A                   713
  15,300 Tribune Co.                                 863
                                                --------
                                                  12,264
                                                --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                                 Value
------------------------------------------------------------
 PROFESSIONAL SERVICES--1.9%
   6,000 Autodesk, Inc.                             $    231
  36,600 Automatic Data Processing, Inc.               2,059
  68,325 Computer Associates International, Inc.       3,557
   9,600 Computer Sciences Corp.*                        760
  51,225 CUC International, Inc.*                      1,473
  18,900 Equifax, Inc.                                   645
  55,500 First Data Corp.                              1,571
  15,600 Interpublic Group of Cos., Inc.                 748
  43,700 Novell, Inc.*                                   404
 122,500 Oracle Corp.*                                 4,081
   9,700 Ryder System, Inc.                              352
   7,300 Safety-Kleen Corp.                              203
   3,100 Shared Medical Systems Corp.                    198
  46,100 Sun Microsystems, Inc.*                       1,660
                                                    --------
                                                      17,942
                                                    --------
 RECREATION AND LEISURE SERVICES--1.1%
  84,400 Disney (The Walt) Co.                         8,013
   8,800 Harcourt General, Inc.                          482
  12,600 Harrah's Entertainment, Inc.*                   253
   4,600 King World Productions, Inc.*                   250
  36,345 Mattel, Inc.                                  1,456
  22,400 Mirage Resorts, Inc.*                           532
                                                    --------
                                                      10,986
                                                    --------
 RESEARCH AND CONSULTING SERVICES--0.2%
  20,500 Cognizant Corp.                                 879
  21,300 Dun & Bradstreet (The) Corp.                    596
   5,700 EG&G, Inc.                                      112
                                                    --------
                                                       1,587
                                                    --------
 RETAIL--5.0%
  30,700 Albertson's, Inc.                             1,362
  34,000 American Stores Co.                             674
  18,900 Autozone, Inc.*                                 567
  13,200 Charming Shoppes, Inc.*                          65
  12,300 Circuit City Stores, Inc.                       404
  26,603 Costco Companies, Inc.*                       1,179
  21,500 CVS Corp.                                     1,427
  19,100 Darden Restaurants, Inc.                        227
  27,200 Dayton-Hudson Corp.                           1,807
  14,000 Dillard Department Stores, Inc., Class A        512
  26,200 Federated Department Stores, Inc.*            1,194
  33,500 Gap, Inc.                                     1,799
   7,500 Giant Food, Inc., Class A                       253
   4,800 Great Atlantic & Pacific Tea Co., Inc.          148
  15,875 Hasbro, Inc.                                    461
  91,250 Home Depot (The), Inc.                        5,104
  60,900 Kmart Corp.*                                    765
  31,800 Kroger Co.*                                   1,095
  34,000 Limited, Inc. (The)                             818
   4,900 Longs Drug Stores, Inc.                         143
  21,700 Lowe's Cos., Inc.                               997

 Shares  Description                         Value
----------------------------------------------------
  29,100 May Department Stores Co.          $  1,564
   4,600 Mercantile Stores Co., Inc.             297
  36,100 Nike, Inc., Class B                   1,758
   9,700 Nordstrom, Inc.                         572
  31,100 Penney (J.C.) Co., Inc.               1,998
   7,900 Pep Boys-Manny, Moe & Jack              198
   7,000 Reebok International Ltd.*              275
  15,400 Rite Aid Corp.                        1,013
  49,000 Sears, Roebuck & Co.                  2,245
   7,600 SUPERVALU , Inc.                        299
  20,400 TJX Cos., Inc.                          704
  35,700 Toys "R" Us, Inc.*                    1,218
 283,200 Wal-Mart Stores, Inc.                11,310
  61,600 Walgreen Co.                          1,983
  16,500 Wendy's International, Inc.             347
  18,600 Winn-Dixie Stores, Inc.                 752
  16,900 Woolworth Corp.*                        365
                                            --------
                                              47,899
                                            --------
 RUBBER AND PLASTICS--0.6%
   5,100 Armstrong World Industries, Inc.        352
   9,800 Cooper Tire & Rubber Co.                219
  19,500 Goodyear Tire & Rubber Co.            1,183
  73,700 Monsanto Co.                          3,220
  18,700 Rubbermaid, Inc.                        453
   7,600 Tupperware Corp.                        181
                                            --------
                                               5,608
                                            --------
 SANITARY SERVICES--0.3%
  24,700 Browning-Ferris Industries, Inc.        881
  41,100 Laidlaw, Inc.                           534
  56,680 Waste Management, Inc.                1,396
                                            --------
                                               2,811
                                            --------
 SERVICE INDUSTRY MACHINERY--0.3%
  15,866 Pall Corp.                              335
  88,300 Westinghouse Electric Corp.           2,649
                                            --------
                                               2,984
                                            --------
 STEEL PRODUCTS--0.6%
  28,400 Alcan Aluminum Ltd.                     765
  21,700 Aluminum Co. of America               1,459
  13,200 Armco, Inc.*                             70
   5,300 ASARCO, Inc.                            132
  14,100 Bethlehem Steel Corp.*                  145
  18,087 Engelhard Corp.                         322
   6,100 Inland Steel Industries, Inc.           117
  11,000 Nucor Corp.                             550
   6,700 Owens Corning                           246
   7,600 Phelps Dodge Corp.                      504
   9,200 Reynolds Metals Co.                     524
  10,700 USX--U.S. Steel Group                   335
  12,075 Worthington Industries, Inc.            219
                                            --------
                                               5,388
                                            --------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares and number of contracts)


 Shares  Description                                  Value
-------------------------------------------------------------
                       EQUITY INDEX PORTFOLIO--CONTINUED
 TEXTILES--0.0%
   9,200 Fruit of the Loom, Inc., Class A*           $    214
   4,500 Russell Corp.                                    138
   2,500 Springs Industries, Inc., Class A                126
                                                     --------
                                                          478
                                                     --------
 TRANSPORTATION PARTS AND EQUIPMENT--4.0%
  70,800 AlliedSignal, Inc.                             2,628
 125,200 Boeing Co.                                     6,651
  84,300 Chrysler Corp.                                 2,893
  13,100 Dana Corp.                                       612
   9,700 Eaton Corp.                                      916
   7,900 Echlin, Inc.                                     250
   4,500 Fleetwood Enterprises, Inc.                      161
 149,300 Ford Motor Co.                                 6,420
   7,800 General Dynamics Corp.                           676
  91,200 General Motors Corp.                           5,563
  31,200 Illinois Tool Works, Inc.                      1,710
  24,254 Lockheed Martin Corp.*                         2,366
   9,120 Navistar International Corp.*                    201
   8,300 Northrop Grumman Corp.                           936
   9,720 PACCAR, Inc.                                     535
  26,100 Rockwell International Corp.                   1,272
  20,600 Textron, Inc.                                  1,218
  15,400 TRW, Inc.                                        874
  29,400 United Technologies Corp.                      2,203
                                                     --------
                                                       38,085
                                                     --------
 TRANSPORTATION SERVICES--1.2%
  11,500 AMR Corp.*                                     1,394
  19,465 Burlington Northern Santa Fe Corp.             1,781
   4,900 Caliber Systems, Inc.                            262
  27,200 CSX Corp.                                      1,423
   9,200 Delta Air Lines, Inc.                          1,025
  14,400 Federal Express Corp.*                           966
  47,100 Norfolk Southern Corp.                         1,498
  27,450 Southwest Airlines Co.                           671
  30,900 Union Pacific Corp.                            1,854
  11,300 US Airways Group, Inc.*                          623
                                                     --------
                                                       11,497
                                                     --------
 UTILITIES--2.4%
  23,700 American Electric Power Co.                    1,175
  18,500 Baltimore Gas & Electric Co.                     568
  18,900 Carolina Power & Light Co.                       706
  26,500 Central & South West Corp.                       662
  19,710 Cinergy Corp.                                    702
  29,400 Consolidated Edison Co. of New York, Inc.      1,110
  23,200 Dominion Resources, Inc.                         902
  18,100 DTE Energy Co.                                   594
  45,043 Duke Energy Co.                                2,342
  49,600 Edison International                           1,330
  30,200 Entergy Corp.                                    785

  Shares/
 Principal
  Amount   Description                              Value
---------------------------------------------------------------------------
  28,700   FirstEnergy Corp.*                      $    775
  22,800   FPL Group, Inc.                            1,275
  15,100   GPU, Inc.                                    596
  18,100   Niagara Mohawk Power Corp.*                  173
   9,200   Northern States Power Co.                    505
  54,800   Pacific Gas & Electric Co.                 1,548
  37,000   PacifiCorp                                   863
  27,800   Peco Energy Co.                              676
  20,600   PP&L Resources, Inc.                         484
  29,000   Public Service Enterprise Group, Inc.        846
  85,600   Southern Co.                               2,054
  30,112   Texas Utilities Co.                        1,204
  27,000   Unicom Corp.                                 786
  12,800   Union Electric Co.                           510
                                                   --------
                                                     23,171
                                                   --------
 WHOLESALE--0.4%
  13,600   Cardinal Health, Inc.                      1,030
   4,700   Fleming Cos., Inc.                            78
  22,475   Genuine Parts Co.                            719
   6,200   Grainger (W.W.), Inc.                        580
   3,600   Potlatch Corp.                               175
  21,800   Sysco Corp.                                  971
                                                   --------
                                                      3,553
---------------------------------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $611,739)                                  $927,248
---------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--0.2%
           U.S. Treasury Bill #
 $ 1,455   5.260%Due 01/02/98                      $  1,433
---------------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION
  (Cost $1,433)                                    $  1,433
---------------------------------------------------------------------------
 SHORT-TERM INVESTMENT--3.0%
           Banco Central Hispanoamericano,
           Grand Cayman
 $28,932   5.750%Due 12/01/97                      $ 28,932
---------------------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $28,932)                                   $ 28,932
---------------------------------------------------------------------------
 TOTAL INVESTMENTS--100.0%
  (Cost $642,104)                                  $957,613
---------------------------------------------------------------------------
 Other assets, less liabilities--0.0%                    84
---------------------------------------------------------------------------
 NET ASSETS--100.0%                                $957,697
---------------------------------------------------------------------------
---------------------------------------------------------------------------

OPEN FUTURES CONTRACTS:

            Number of       Contract       Contract        Contract        Unrealized
 Type       Contracts        Amount        Position       Expiration          Gain
-------------------------------------------------------------------------------------
S&P 500        124          $29,401          Long          12/19/97           $201
-------------------------------------------------------------------------------------

*Non-income producing security.

# Security pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                                     Value
----------------------------------------------------------------
                            FOCUSED GROWTH PORTFOLIO
 COMMON STOCKS--95.5%
 BANKING--6.4%
  15,000 BankAmerica Corp.                              $  1,095
  19,200 Chase Manhattan Corp.                             2,086
   9,500 Citicorp                                          1,139
  50,000 MBNA Corp.                                        1,328
  38,800 State Street Corp.                                2,309
                                                        --------
                                                           7,957
                                                        --------
 COMMUNICATIONS--3.5%
  17,000 Ameritech Corp.                                   1,310
  42,900 SBC Communications, Inc.                          3,124
                                                        --------
                                                           4,434
                                                        --------
 COMPUTERS AND OFFICE MACHINES--8.5%
  23,700 Cisco Systems, Inc.*                              2,044
  15,000 Compaq Computer Corp.                               936
  20,700 Computer Sciences Corp.*                          1,639
  16,700 International Business Machines Corp.             1,830
  21,700 Microsoft Corp.                                   3,071
  33,300 Oracle Systems Corp.*                             1,109
                                                        --------
                                                          10,629
                                                        --------
 CONSUMER PRODUCTS--5.7%
  10,300 Gillette Co.                                        951
  43,000 Newell Co.                                        1,755
  60,000 Philip Morris Cos., Inc.                          2,610
  23,400 Procter & Gamble Co.                              1,786
                                                        --------
                                                           7,102
                                                        --------
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--9.4%
  20,000 Emerson Electric Co.                              1,100
  62,700 General Electric Co.                              4,624
  27,000 Intel Corp.                                       2,096
  20,000 Linear Technology Corp.                           1,288
  14,000 Motorola, Inc.                                      880
  48,500 Selectron Corp.*                                  1,767
                                                        --------
                                                          11,755
                                                        --------
 FINANCIAL--1.9%
  61,200 Charles Schwab (The) Corp.                        2,360
                                                        --------
 FOOD AND BEVERAGES--3.9%
  46,100 Coca-Cola (The) Co.                               2,881
  52,900 PepsiCo, Inc.                                     1,951
                                                        --------
                                                           4,832
                                                        --------
 HEALTH SERVICES--8.9%
  27,000 Cardinal Health, Inc.                             2,045
  23,500 Guidant Corp.                                     1,510
  97,500 Health Management Associates, Inc., Class A*      2,389
  75,000 HEALTHSOUTH Corp.*                                1,969
  55,000 Medtronic, Inc.                                   2,626
  20,000 Omnicare, Inc.                                      578
                                                        --------
                                                          11,117
                                                        --------

 Shares  Description                           Value
------------------------------------------------------
 INDUSTRIAL INSTRUMENTS--1.6%
  32,800 Hewlett-Packard Co.                  $  2,003
                                              --------
 INSURANCE SERVICES--4.5%
  25,950 American International Group, Inc.      2,616
  25,000 MBIA, Inc.                              1,572
  25,000 MGIC Investment Corp.                   1,461
                                              --------
                                                 5,649
                                              --------
 MORTGAGE AGENCIES--2.9%
  46,400 Fannie Mae                              2,451
  30,000 Freddie Mac                             1,238
                                              --------
                                                 3,689
                                              --------
 OIL AND GAS--5.8%
  19,000 Chevron Corp.                           1,523
  41,000 Exxon Corp.                             2,501
  20,000 Mobil Corp.                             1,439
  34,400 Royal Dutch Petroleum Co.               1,812
                                              --------
                                                 7,275
                                              --------
 OIL FIELD MACHINERY AND EQUIPMENT--2.7%
  20,000 Dril-Quip, Inc.*                          599
  20,000 Halliburton Co.                         1,079
  20,400 Schlumberger Ltd. ADR                   1,679
                                              --------
                                                 3,357
                                              --------
 PHARMACEUTICALS--8.4%
  24,400 Abbott Laboratories                     1,586
  19,500 Bristol Myers Squibb Co.                1,825
  20,200 Lilly (Eli) & Co.                       1,274
  40,000 Pfizer, Inc.                            2,910
  25,200 Schering-Plough Corp.                   1,580
  10,000 Warner-Lambert Co.                      1,399
                                              --------
                                                10,574
                                              --------
 PROFESSIONAL SERVICES--5.1%
  65,000 AccuStaff, Inc.*                        1,921
  34,200 Cintas Corp.                            1,330
  40,000 Paychex, Inc.                           1,640
  45,000 Snyder Communications, Inc.             1,527
                                              --------
                                                 6,418
                                              --------
 RECREATION AND LEISURE SERVICES--2.6%
  37,300 Carnival Corp., Class A                 2,016
  13,000 Disney (The Walt) Co.                   1,234
                                              --------
                                                 3,250
                                              --------
 RETAIL--11.1%
  47,000 Consolidated Stores Corp.*              2,285
  20,000 Fastenal Co.                            1,060
  44,000 Home Depot (The) Inc.                   2,461
  19,700 Kohls Corp.*                            1,426
  70,000 Staples, Inc.*                          1,973
  30,000 Starbucks Corp.*                        1,046

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares and number of contracts)

  Shares/
 Principal
  Amount   Description                                              Value
----------------------------------------------------------------------------
                      FOCUSED GROWTH PORTFOLIO--CONTINUED
  70,000   Wal-Mart Stores, Inc.                                   $  2,796
  28,000   Walgreen Co.                                                 901
                                                                   --------
                                                                     13,948
                                                                   --------
 TELECOMMUNICATIONS EQUIPMENT--2.6%
  21,700   Lucent Technologies, Inc.                                  1,739
  30,000   Tellabs, Inc.*                                             1,560
                                                                   --------
                                                                      3,299
----------------------------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $95,750)                                $119,648
----------------------------------------------------------------------------
 OTHER INVESTMENTS--2.4%
  12,500   Standard & Poor's 500 Depository Receipt
           Unit Trust, Series 1                                    $  1,195
  30,000   Standard & Poor's 400 Mid-Cap Depository Receipt Unit
           Trust, Series 1                                            1,892
----------------------------------------------------------------------------
 TOTAL OTHER INVESTMENTS (Cost $2,956)                             $  3,087
----------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--0.1%
           U.S. Treasury Bill #
     $85   4.930%Due 01/02/98                                      $     85
----------------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION
  (Cost $85)                                                       $     85
----------------------------------------------------------------------------
 SHORT-TERM INVESTMENT--2.3%
           Banco Central Hispanoamericano,
           Grand Cayman
  $2,896   5.750%Due 12/01/97                                      $  2,896
----------------------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $2,896)                         $  2,896
----------------------------------------------------------------------------
 TOTAL INVESTMENTS--100.3%
  (Cost $101,687)                                                  $125,716
----------------------------------------------------------------------------
 Liabilities, less other assets--(0.3)%                                (383)
----------------------------------------------------------------------------
 NET ASSETS--100.0%                                                $125,333
----------------------------------------------------------------------------
----------------------------------------------------------------------------

OPEN FUTURES CONTRACTS:

               Number of       Contract       Contract        Contract        Unrealized
Type           Contracts        Amount        Position       Expiration          Loss
----------------------------------------------------------------------------------------
S&P MIDCAP        14            $2,294          Long          12/19/97           $47
----------------------------------------------------------------------------------------

*Non-income producing security.

# Security pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                            Value
----------------------------------------------------------
                      INTERNATIONAL EQUITY INDEX PORTFOLIO
 COMMON STOCKS--82.3%
 AUSTRALIA--1.9%
    500 Aberfoyle Ltd.                        $     1
  3,000 Amcor Ltd.                                 13
  1,300 Ashton Mining Ltd.                          1
  1,400 Australian Gas Light Co. Ltd.               9
  3,700 Australian National Industries Ltd.         3
  5,399 Boral Ltd.                                 14
  1,000 Brambles Industries Ltd.                   19
  9,400 Broken Hill Proprietary Co. Ltd.           86
  2,500 Burns Philp & Co. Ltd.                      1
  3,966 Coca-Cola Amatil Ltd.                      30
  5,485 Coles Myer Ltd.                            27
  1,500 CRA Ltd.                                   17
  3,400 Crown Ltd.                                  2
  4,700 CSR Ltd.                                   16
  1,800 David Jones Ltd.                            2
  1,000 Delta Gold NL                               1
  1,400 Email Ltd.                                  3
    607 Faulding (F.H.) & Co. Ltd.                  3
  9,200 Foster's Brewing Group Ltd.                17
  2,237 Futuris Corp. Ltd.                          2
  5,400 General Property Trust Units               10
  2,981 Gio Australia Holdings Ltd.                 7
  5,996 Goodman Fielder Ltd.                        9
  1,218 Great Central Mines Ltd.                    1
  1,900 Hardie (James) Industries Ltd.              5
  1,300 Ici Australia Ltd.                          9
  1,200 Leighton Holdings Ltd.                      5
  1,150 Lend Lease Corp. Ltd.                      24
  7,767 M.I.M. Holdings Ltd.                        6
    900 Metal Manufactures Ltd.                     1
  6,900 National Australia Bank                    91
  1,100 Newcrest Mining Ltd.                        1
  9,400 News Corp. Ltd.                            50
  7,739 Normandy Mining Ltd.                        7
  3,400 North Ltd.                                  9
  4,800 Pacific Dunlop Ltd.                        10
  4,200 Pioneer International Ltd.                 11
    900 Plutonic Resources Ltd.                     1
  1,781 QBE Insurance Group Ltd.                    8
  3,100 QCT Resources Ltd.                          2
    900 Resolute Ltd.                               1
  1,000 RGC Ltd.                                    1
    500 Rothmans Holdings Ltd.                      3
  2,800 Santos Ltd.                                12
  1,900 Schroders Property Fund                     2
    900 Smith (Howard) Ltd.                         7
    400 Sons of Gwalia Ltd.                         1
  2,953 Southcorp Holdings Ltd.                     9
  1,500 Stockland Trust Group                       4
  1,400 TABCORP Holdings Ltd.                       7
  5,500 Westfield Trust                            11

 Shares Description                                              Value
-----------------------------------------------------------------------
  8,300 Westpac Banking Corp. Ltd.                              $    52
  5,363 WMC Ltd.                                                     17
                                                                -------
                                                                    661
                                                                -------
 AUSTRIA--0.3%
     11 Austria Mikro Systeme International A.G.                      1
    122 Austrian Airlines Osterreichische Luftverkehrs  A.G.*         3
    270 Bank Austria A.G.                                            13
     33 Bank Austria A.G. (Partial Certificates)                      1
     16 Bau Holdings A.G.                                             1
     52 Bohler-Uddeholm A.G.                                          3
      8 BWT A.G.                                                      1
    136 Creditanstalt-Bankverein                                      7
     32 EA-Generali A.G.                                              8
    101 Flughafen Wien A.G.                                           4
     18 Lenzing                                                       1
     52 Mayr-Melnhof Karton A.G.                                      3
     38 Oesterreichische Brau-Beteiligungs A.G.                       2
    146 Oesterreichische Elektrizitaetswirtschafts A.G.              11
    127 OMV A.G.                                                     17
     66 Radex-Heraklith Industriebeteiligungs A.G.                    2
     48 Steyr-Daimler-Puch A.G.                                       1
     24 Universale-Bau A.G.                                           1
     71 VA Technologies A.G.                                         10
     41 Wienerberger Baustoffindustrie A.G.                           8
                                                                -------
                                                                     98
                                                                -------
 BELGIUM--1.0%
    100 Algemene Maatschappij voor Nijverheidskredit  N.V.            4
     50 Barco Industries                                             10
      6 Bekaert N.V.                                                  4
     40 CBR Cementbedrisven                                           4
    180 Delhaize-Le Lion                                              9
    300 Electrabel S.A.                                              67
    200 Fortis A.G.                                                  40
    100 Generale de Banque S.A.                                      41
    100 Gevaert N.V.                                                  4
    100 Gevaert N.V. Warrants*                                        0
    100 Groupe Bruxelles Lambert S.A.                                15
     56 Kredietbank N.V.                                             23
    120 Petrofina S.A.                                               46
     63 Royale Belge                                                 17
    500 Solvay S.A.                                                  30
    375 Tractebel                                                    32
    100 Union Miniere Group                                           7
                                                                -------
                                                                    353
                                                                -------
 DENMARK--0.9%
     12 Aarhus Oliefabrik A/S, Class A                                1
     12 Aarhus Oliefabrik A/S, Class B, Limited Voting                1
     20 Aktieselskabet Korn-OG Foderstof Kompagniet  A/S              1
     54 Bang & Olufsen Holdings A/S                                   3

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                   Value
---------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 DENMARK--Continued
    176 Carlsberg A/S, Class A                       $    10
    101 Carlsberg A/S, Class B                             6
      2 D/S 1912, Class B                                 80
    275 Danisco A/S                                       15
    300 Den Danske Bank                                   36
     85 Det Ostasiatiske Kompagni A/S*                     1
    160 FLS Industries A/S, Class B                        4
    105 GN Store Nord A/S                                  2
    124 International Service System A/S, Class B*         4
      6 J. Lauritzen Holding A/S                           1
     29 NKT Holding A/S                                    3
    340 Novo-Nordisk A/S, Class B                         42
     45 Radiometer A/S, Class B                            2
    154 SAS Danmark A/S                                    2
     25 Sophus Berendsen A/S, Class A                      4
     97 Sophus Berendsen A/S, Class B                     15
    589 Tele Danmark A/S                                  35
    254 Unidanmark A/S, Class A                           18
                                                     -------
                                                         286
                                                     -------
 FINLAND--0.6%
    500 Kemira Oy                                          5
    500 Kesko                                              7
  3,000 Merita Ltd., Class A                              15
    100 Metra Oy, Class A                                  3
    200 Metra Oy, Class B                                  5
    800 Nokia AB, Class A                                 64
    500 Nokia AB, Class K                                 40
    500 Outokumpu Oy, Class A                              7
    200 Pohjola Insurance Group, Class A                   7
    100 Pohjola Insurance Group, Class B                   4
     16 Rauma Group                                        0
    400 Sampo Insurance Co. Ltd., Class A                 13
  1,300 Upm-Kymmene Corp.                                 28
                                                     -------
                                                         198
                                                     -------
 FRANCE--7.0%
    200 Accor S.A.*                                       38
    950 Alcatel Alsthom S.A.                             119
  1,850 AXA-UAP                                          134
  1,200 Banque Nationale de Paris                         59
     10 Bongrain S.A.                                      4
    125 Bouygues                                          13
    210 Canal Plus                                        37
    220 Carrefour S.A.                                   118
    350 Casino Guichard-Perrachon S.A.                    19
     50 Chargeurs S.A.                                     3
    750 Cie Generale des Eaux                             99
    300 Cie Generale des Eaux Warrants*                    0
     50 Club Mediterranee                                  4
    175 Compagnie Bancaire S.A.                           26
    507 Compagnie de Saint Gobain                         69
    675 Compagnie Financiere de Paribas                   49

 Shares Description                              Value
-------------------------------------------------------
     50 Compagnie Generale de Geophysique S.A.   $    5
     50 Compagnie Parisienne de Reescompte            4
     30 Comptoirs Modernes                           15
     50 Credit National/Natexis                       3
    600 CSF                                          17
    400 Danone                                       64
     50 Dollfus-Mieg & Cie S.A.                       1
  1,400 Elf Aquitaine S.A.                          163
    150 Eridania Beghin-Say S.A.                     23
     50 Essilor International                        14
     25 Eurafrance S.A.                              10
     10 Europe 1 Communication                        2
     50 Groupe GTM                                    3
    450 Havas S.A.                                   29
    100 Imetal S.A.                                  12
    400 L'Air Liquide                                63
    390 L'OREAL                                     149
    500 Lafarage S.A.                                33
    650 Lagardere S.C.A.                             19
    160 Legrand S.A.                                 31
    500 LVMH Moet Hennessy Louis Vuitton             86
    942 Lyonnaise des Eaux S.A.                     101
    780 Michelin, Class B                            42
    150 Moulinex                                      4
    100 Nord-Est S.A.                                 2
     40 Pathe                                         8
    350 Pernod-Ricard                                18
    300 Peugeot Citroen                              34
    125 Pinault Printemps-Redoute S.A.               64
    100 Primagaz Cie                                  8
    110 Promodes                                     40
  2,050 Rhone-Poulenc, Class A                       92
     20 Sagem S.A.                                    9
    100 Salomon                                       9
    500 Sanofi S.A.                                  50
    750 Schneider S.A.                               40
    100 SEFIMEG                                       5
    250 SEITA                                         9
    150 Sidel S.A.                                    9
     75 Simco S.A.                                    5
     50 Skis Rossignol S.A.                           1
    300 Societe BIC S.A.                             21
    550 Societe Generale                             72
    100 Societe Technip                              10
     50 Sodexho Alliance S.A.                        27
    100 Sommer-Allibert                               3
  1,250 Total S.A., Class B                         131
     50 Union du Credit-Bail Immobilier               5
     50 Union Immobiliere de France                   3
  1,200 Usinor Sacilor                               19
    350 Valeo S.A.                                   23
     80 Worms et Compagnie                            6
                                                 ------
                                                  2,407
                                                 ------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                        Value
-----------------------------------------------------------------
 GERMANY--7.3%
    250 Adidas A.G.                                       $    35
  1,060 Allianz A.G.                                          251
     50 AMB Aachener & Muenchener Beteiligungs- A.G.           51
  2,750 BASF A.G.                                              97
  3,250 Bayer A.G.                                            120
  1,350 Bayer Hypotheken-und Wechsel-Bank A.G.                 59
  1,500 Bayerische Vereinsbank A.G.                            89
    350 Beiersdorf A.G.                                        15
     50 CKAG Colonia Konzern A.G.                               4
    350 Continental A.G.                                        9
  2,300 Daimler-Benz A.G.                                     163
    150 Degussa A.G.                                            7
  2,400 Deutsche Bank A.G.                                    154
  1,450 Deutsche Lufthansa A.G.                                28
  9,700 Deutsche Telekom A.G.                                 197
    200 Deutz A.G.*                                             1
    100 Douglas Holdings A.G.                                   4
  2,150 Dresdner Bank A.G.                                     83
     50 FAG Kugelfischer Georg Schaefer A.G.                    1
    220 Heidelbergerzement A.G.                                17
    250 Hochtief A.G.                                          10
     40 Karstadt A.G.                                          14
     40 Linde A.G.                                             25
    100 Man A.G.                                               30
    195 Mannesmann A.G.                                        91
    750 Merck KGaA                                             27
  1,010 Metro A.G.                                             46
    500 Muenchener Ruckversicherungs-Gesellschaft  A.G.       156
     55 Preussag A.G.                                          16
  1,550 RWE A.G.                                               76
    300 SAP A.G.                                               87
    300 Schering A.G.                                          29
    100 SGL Carbon A.G.                                        13
  2,000 Siemens A.G.                                          153
    120 Thyssen A.G.                                           29
  2,300 VEBA A.G.                                             137
    150 Viag A.G.                                              76
    160 Volkswagen A.G.                                        91
                                                          -------
                                                            2,491
                                                          -------
 HONG KONG--2.2%
  4,000 Applied International Holdings-Rights*                  0
 10,000 Applied International Holdings*                         1
  8,200 Bank of East Asia Ltd.                                 17
 21,000 Cathay Pacific Airways                                 18
 14,000 Cheung Kong Holdings Ltd.                              99
 15,500 China Light & Power Co. Ltd.                           78
 12,000 Chinese Estates Holdings                                6
  2,000 Dickson Concepts International Ltd                      4
  5,000 Elec & Eltek International Holdings Ltd.                2
  4,000 Giordano International Ltd.                             1

 Shares Description                               Value
--------------------------------------------------------
  8,000 Hang Lung Development Co.                $    12
  8,000 Hang Seng Bank Ltd.                           70
  4,000 Hong Kong & Shanghai Hotels Ltd.               4
 15,200 Hong Kong China Gas Co. Ltd.                  27
 50,400 Hong Kong Telecommunications Ltd.             96
 16,000 Hopewell Holdings Ltd.                         4
 17,000 Hutchinson Whampoa Ltd.                      113
  4,000 Hysan Development Co. Ltd.                     8
  2,400 Johnson Electric Holdings Ltd.                 6
  1,000 Kumagai Gum Ltd.                               1
  2,000 Miramar Hotel & Investment Ltd.                3
  6,000 New World Development Co. Ltd.                22
  4,000 Oriental Press Group                           1
  2,000 Peregrine Investments Holdings Ltd.            2
  2,000 Playmates Toys Holdings                        1
 14,400 Regal Hotels International                     2
  5,000 Shangri-La Asia Ltd.                           4
  4,000 Shun Tak Holdings Ltd.                         1
  4,000 Sino Land Co.                                  2
  6,000 South China Morning Post Holdings Ltd.         5
  2,000 Stelux Holdings                                1
 10,000 Sun Hung Kai Properties Ltd.                  76
  7,000 Swire Pacific Ltd.                            35
  2,000 Tai Cheung Holdings Ltd.                       1
  2,000 Television Broadcasts Ltd.                     5
  9,000 Wharf Holdings Ltd.                           18
  1,000 Wing Lung Bank                                 4
                                                 -------
                                                     750
                                                 -------
 IRELAND--0.4%
  4,223 Allied Irish Banks PLC                        37
    217 Crean (James) PLC                              1
  1,906 CRH PLC                                       23
  1,470 Fyffes PLC                                     2
    933 Greencore Group PLC                            4
  1,238 Independent Newspapers PLC                     7
  1,574 Irish Life PLC                                 8
    821 Kerry Group PLC                                9
  5,420 Smurfit (Jefferson) Group PLC                 16
  3,621 Waterford Wedgewood PLC                        4
  1,093 Woodchester Investments PLC                    4
                                                 -------
                                                     115
                                                 -------
 ITALY--3.3%
  5,000 Assicurazioni Generali                       112
  9,000 Banca Commerciale Italiana                    26
  3,000 Banco Ambrosiano S.p.A.                       10
  1,000 Banco Ambrosiano Veneto S.p.A.                 2
  3,000 Banco Ambrosiano Veneto S.p.A.-Rights*        11
  1,000 Banco Ambrosiano Veneto S.p.A.-Rights*         1
  3,000 Banco Ambrosiano Veneto S.p.A.-Rights*         2
  1,000 Banco Ambrosiano Veneto S.p.A.-Rights*         0
  1,000 Banco Popolare di Milano                       5
  1,000 Benetton Group S.p.A.                         15
  1,000 Bulgari S.p.A.                                 5

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                 Value
---------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 ITALY--Continued
  1,000 Burgo (Cartiere) S.p.A.                    $     6
  1,000 Cementir S.p.A.                                  2
 11,000 Credito Italiano                                30
  3,000 Edison S.p.A.                                   16
 41,000 ENI S.p.A.                                     239
  1,000 Falck Acciaierie & Ferriere Lombarde             4
 18,400 Fiat S.p.A.                                     53
  4,300 Fiat-RNC S.p.A.                                  7
  2,000 Impregilo S.p.A.                                 1
  4,000 Istituto Bancario San Paolo di Torino           33
  3,000 Istituto Mobiliare Italiano S.p.A.              31
 20,000 Istituto Nationale Assicurazioni                35
  1,000 Italcementi S.p.A.                               6
  4,000 Italgas S.p.A.                                  15
  1,000 La Rinascente S.p.A.                             8
  2,000 Magneti Marelli                                  3
  6,000 Mediaset S.p.A.*                                30
  2,000 Mediobanca S.p.A.*                              14
  1,000 Mondadori (Arnoldo) Editore S.p.A.               8
  3,000 Montedison S.p.A.                                2
 26,000 Montedison-RNC S.p.A.                           21
 11,240 Olivetti Group*                                  6
  8,000 Parmalat Finanziaria S.p.A.                     12
  8,000 Pirelli S.p.A.                                  20
  2,000 Riunione Adriatica di Sicurta S.p.A.            19
  1,000 Riunione Adriatica di Sicurta-RNC S.p.A.         6
  1,000 Sirti S.p.A.                                     6
  3,000 Snia BPD S.p.A.                                  3
  1,000 Societa Assicuratrice Industriale S.p.A.        10
 34,000 Telecom Italia Mobile S.p.A.                   138
  8,000 Telecom Italia Mobile-RNC S.p.A.                17
 19,111 Telecom Italia S.p.A.                          119
  4,488 Telecom Italia-RNC S.p.A.                       18
                                                   -------
                                                     1,127
                                                   -------
 JAPAN--21.2%
  2,000 77 Bank                                         16
  1,000 Acom Co. Ltd.                                   54
  3,000 Ajinomoto Co.                                   27
  1,000 Alps Electric Co. Ltd.                          11
  2,000 Amada Co. Ltd.                                  10
  2,000 Aoki Corp.*                                      0
    300 Arabian Oil Co.                                  6
 10,000 Asahi Bank Ltd.                                 42
  3,000 Asahi Breweries Ltd.                            42
  8,000 Asahi Chemical Industry Co. Ltd.                34
  6,000 Asahi Glass Co. Ltd.                            38
  3,000 Ashikaga Bank Ltd.                               4
    200 Autobacs Seven Co. Ltd.                          7
 25,000 Bank of Tokyo-Mitsubishi Ltd.                  362
  5,000 Bank of Yokohama Ltd.                           16
  4,000 Bridgestone Corp.                               87
  1,000 Brother Industries Ltd.                          2

 Shares Description                            Value
-----------------------------------------------------
  5,000 Canon, Inc.                           $   121
  1,000 Casio Computer Co. Ltd.                     8
  4,000 Chiba Bank Ltd.                            16
  2,000 Chichibu Onoda Cement Corp.                 5
  1,000 Chiyoda Corp.*                              2
  1,000 Chugai Pharmaceutical Co. Ltd.              6
  2,000 Citizen Watch Co. Ltd.                     13
  3,000 Cosmo Oil Co. Ltd.                          6
    400 CSK Corp.                                  12
  4,000 Dai Nippon Ink & Chemicals, Inc.           14
  4,000 Dai Nippon Printing Co. Ltd.               79
  1,000 Dai Nippon Screen MFG Co. Ltd.              6
  2,000 Daicel Chemical Industry Ltd.               4
  2,000 Daido Steel Co. Ltd.                        3
  4,000 Daiei, Inc.                                17
  1,000 Daifuku Co. Ltd.                            6
  1,000 Daiichi Pharmaceutical                     12
  1,000 Daikin Industries Ltd.                      5
  1,000 Daikyo, Inc.                                1
  1,000 Daimaru, Inc.                               3
    800 Daito Trust Construction Co.                5
  3,000 Daiwa House Industry Co. Ltd.              24
  7,000 Daiwa Securities Co. Ltd.                  24
  2,000 Denki Kagaku Kogyo Kabushiki Kaisha         4
  4,000 Denso Corp.                                73
     22 East Japan Railway Co.                    100
  1,000 Ebara Corp.                                11
  1,000 Eisai Co. Ltd.                             15
  1,000 Ezaki Glico Co. Ltd.                        7
  1,100 Fanuc                                      41
 15,000 Fuji Bank Ltd.                             81
  3,000 Fuji Photo Film Co.                       108
  2,000 Fujikura Ltd.                              14
  3,000 Fujita Corp.                                1
  1,000 Fujita Kanko, Inc.                         11
  9,000 Fujitsu Ltd.                              101
  3,000 Furukawa Electric Co. Ltd.                 15
  2,000 Gunma Bank                                 15
  1,000 Gunze Ltd.                                  2
  4,000 Hankyu Corp.                               19
  1,000 Hankyu Department Stores, Inc.              7
  2,000 Haseko                                      1
  2,000 Hazama Corp.                                1
  1,000 Higo Bank                                   6
 18,000 Hitachi Ltd.                              128
  5,000 Hitachi Zosen Corp.                        10
  3,000 Hokuriku Bank                               5
  5,000 Honda Motor Co. Ltd.                      181
  1,000 House Foods Corp.                          13
  1,000 Hoya Corp.                                 31
  1,000 Inax                                        4
 12,000 Industrial Bank of Japan                  107
  1,000 Isetan                                      6
  2,000 Ishihara Sangyo Kaisha                      3
  2,000 Ito-Yokado Co.                             90

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                 Value
----------------------------------------------------------
  7,000 Itochu Corp.                               $    18
  1,000 Itoham Foods                                     4
  1,000 Iwataini International Corp.                     2
  1,000 Jaccs Co. Ltd.                                   6
  8,000 Japan Airlines*                                 25
  5,000 Japan Energy Corp.                               7
  1,000 Japan Metals & Chemicals                         1
  2,000 Japan Steel Works*                               2
  1,000 JGC Corp.                                        2
  4,000 Joyo Bank                                       16
  2,000 JUSCO Co.                                       34
  4,000 Kajima Corp.                                    13
  1,000 Kamigumi Co. Ltd.                                4
  1,000 Kandenko Co. Ltd.                                6
  2,000 Kanebo Ltd.                                      2
  2,000 Kaneka Corp.                                    11
  4,600 Kansai Electric Power Co., Inc.                 78
  1,000 Kansai Paint                                     3
  3,000 Kao Corp.                                       40
  6,000 Kawasaki Heavy Industries Ltd.                  15
  2,000 Kawasaki Kisen Kaisha Ltd.                       3
 14,000 Kawasaki Steel Corp.                            23
  2,000 Keihin Electric Express Railway Co. Ltd.         8
  1,000 Kikkoman Corp.                                   6
  1,000 Kinden Corp.                                    11
  7,000 Kinki Nippon Railway                            39
  5,000 Kirin Brewery Co. Ltd.                          39
  5,000 Komatsu Ltd.                                    30
    200 Konami Co. Ltd.                                  5
  2,000 Konica Corp.                                    11
  1,000 Koyo Seiko Co.                                   6
  1,000 Kuarabo Industries                               1
  6,000 Kubota Corp.                                    21
  3,000 Kumagai Gumi Co. Ltd.                            2
  2,000 Kuraray Co. Ltd.                                17
  1,000 Kureha Chemical Industry                         2
  1,000 Kyocera Corp.                                   48
  2,000 Kyowa Hakko Kogyo                               10
  1,000 Lion Corp.                                       3
  6,000 Marubeni Corp.                                  15
  1,000 Maruha Corp.                                     1
  2,000 Marui Co. Ltd.                                  31
  9,000 Matsushita Electric Industrial Co. Ltd.        140
  1,000 Meiji Milk Products Co. Ltd.                     3
  2,000 Meiji Seika                                      8
  2,000 Minebea Co. Ltd.                                22
  9,000 Mitsubishi Chemical Corp.                       18
  7,000 Mitsubishi Corp.                                55
  9,000 Mitsubishi Electric Corp.                       25
  5,000 Mitsubishi Estate Co. Ltd.                      58
  2,000 Mitsubishi Gas Chemical Go.                      5
 15,000 Mitsubishi Heavy Industries Ltd.                59
  5,000 Mitsubishi Materials Corp.                      11
  2,000 Mitsubishi Oil Co. Ltd.                          4
  2,000 Mitsubishi Paper Mills                           4

 Shares Description                                   Value
------------------------------------------------------------
  3,000 Mitsubishi Rayon Co.                         $     9
  5,000 Mitsubishi Trust & Banking Corp.                  67
  7,000 Mitsui & Co.                                      49
  1,800 Mitsui Chemicals, Inc.                             5
  3,000 Mitsui Engineering & Shipbuilding Co. Ltd.         3
  3,000 Mitsui Fudosan Co. Ltd.                           32
  3,000 Mitsui Marine & Fire Insurance Co. Ltd.           15
  2,000 Mitsui Mining & Smelting                           8
  5,000 Mitsui O.S.K. Lines Ltd.*                          8
  5,000 Mitsui Trust & Banking Co. Ltd.                    8
  2,000 Mitsukoshi Ltd.                                    6
  1,000 Murata Manufacturing Co. Ltd.                     30
  1,000 Mycal Corp.                                        8
  3,000 Nagoya Railroad Co. Ltd.                          11
  2,000 Nankai Electric Railway                            9
  7,000 NEC Corp.                                         74
  2,000 NGK Insulators Ltd.                               19
  1,000 NGK Spark Plug Co.                                 7
  2,000 Nichido Fire & Marine Insurance                   11
  1,000 Nichirei Corp.                                     3
  2,000 Nihon Cement Co. Ltd.                              6
  2,000 Niigata Engineering Co. Ltd.*                      1
  2,000 Nikon Corp.                                       22
  5,000 Nippon Express Co. Ltd.                           26
  2,000 Nippon Fire & Marine Insurance                     6
  2,000 Nippon Light Metal Co.                             4
  1,000 Nippon Meat Packers, Inc.                         13
  5,000 Nippon Oil Co. Ltd.                               18
  4,000 Nippon Paper Industries Co.                       20
  2,000 Nippon Sheet Glass Co. Ltd.                        4
  1,000 Nippon Shinpan Co.                                 1
  1,000 Nippon Shokubai K.K. Co.                           5
 31,000 Nippon Steel Corp.                                57
  1,000 Nippon Suisan Kaisha Ltd.*                         1
     63 Nippon Telegraph & Telephone Corp.               518
  5,000 Nippon Yusen Kabushiki Kaisha                     15
  1,000 Nishimatsu Construction                            4
 11,000 Nissan Motor Co. Ltd.                             48
  1,000 Nisshinbo Industries, Inc.                         6
 15,000 NKK Corp.                                         15
  1,000 NOF Corp.                                          2
  8,000 Nomura Securities Co. Ltd.                        99
  2,000 NSK Ltd.                                           8
  2,000 NTN Corp.                                          7
  3,000 Obayashi Corp.                                    14
  3,000 Odakyu Electric Railway                           14
  5,000 Oji Paper Co. Ltd.                                21
  1,000 Okumura Corp.                                      3
  1,000 Olympus Optical Co. Ltd.                           7
  1,000 Omron Corp.                                       17
  1,000 Onward Kasiyama Co. Ltd.                          14
  2,000 Orient Corp.                                       4
 11,000 Osaka Gas Co. Ltd.                                25
    200 Oyo Corp.                                          4
  2,000 Penta-Ocean Construction                           3

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                         Value
---------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 JAPAN--Continued
  1,000 Renown, Inc.*                      $     1
  1,000 Rohm Co. Ltd.                           99
 15,000 Sakura Bank Ltd.                        52
  1,000 Sankyo Aluminium Industry Co.            1
  2,000 Sankyo Co. Ltd.                         64
  1,000 Sanwa Shutter Corp.                      6
  8,000 Sanyo Electric Co.                      23
  2,000 Sapporo Breweries Ltd.                  11
  1,000 Sato Kogyo                               1
    500 Sega Enterprises                        11
  1,000 Seiyu Ltd.                               4
  2,000 Sekisui Chemical Co. Ltd.               15
  3,000 Sekisui House Ltd.                      22
  5,000 Sharp Corp.                             34
  3,000 Shimizu Corp.                           10
  2,000 Shin-Etsu Chemical Co. Ltd.             48
  2,000 Shionogi & Co.                          11
  2,000 Shiseido Co. Ltd.                       27
  3,000 Shizuoka Bank                           28
  5,000 Showa Denko K.K.                         7
  2,000 Snow Brand Milk Products                 5
  1,900 Sony Corp.                             162
 17,000 Sumitomo Bank Ltd.                     216
  7,000 Sumitomo Chemicals Co.                  23
  5,000 Sumitomo Corp.                          32
  3,000 Sumitomo Electric Industries            40
  1,000 Sumitomo Forestry Co. Ltd.               7
  3,000 Sumitomo Heavy Industries Ltd.           9
  3,000 Sumitomo Marine & Fire Insurance        15
 14,000 Sumitomo Metal Industries               29
  2,000 Sumitomo Metal Mining Co.                8
  2,000 Sumitomo Osaka Cement Co. Ltd.           4
  5,000 Taisei Corp.                            12
  2,000 Taisho Pharmaceutical Co.               50
  1,000 Takara Shuzo                             4
  1,000 Takashimaya Co. Ltd.                     8
  4,000 Takeda Chemical Industries             117
  4,000 Teijin Ltd.                             11
  1,000 Teikoku Oil Co. Ltd.                     3
  1,000 Toa Corp.                                2
  4,000 Tobu Railway Co.                        14
    200 Toho Co.                                22
  2,400 Tohoku Electric Power                   36
  9,000 Tokai Bank                              48
  7,000 Tokio Marine & Fire Insurance           66
  6,100 Tokyo Electric Power Co.               110
  1,000 Tokyo Electron Ltd.                     38
 12,000 Tokyo Gas Co. Ltd.                      29
    700 Tokyo Steel Manufacturing                4
  1,000 Tokyo Tatemono Co. Ltd.                  3
  1,000 Tokyotokeiba                             2
  5,000 Tokyu Corp.                             21
  3,000 Toppan Printing Co. Ltd.                41

 Shares Description                           Value
----------------------------------------------------
  6,000 Toray Industries, Inc.               $    27
  3,000 Tosoh Corp.                                6
  1,000 Tostem Corp.                              11
  2,000 Toto Ltd.                                 18
  1,000 Toyo Engineering Corp.                     1
  1,000 Toyo Seikan Kaisha                        17
  3,000 Toyobo Ltd.                                5
  1,000 Toyoda Automatic Loom Works               19
 19,000 Toyota Motor Corp.                       548
  1,000 Tsubakimoto Chain                          5
  3,000 Ube Industries Ltd.                        5
  2,000 Unitika Ltd.*                              1
  1,000 Yamaguchi Bank                            13
  1,000 Yamaha Corp.                              14
  5,000 Yamaichi Securities Co. Ltd.               0
  2,000 Yamanouchi Pharmaceutical Co. Ltd.        49
  2,000 Yamato Transport Co. Ltd.                 25
  1,000 Yamazaki Baking Co. Ltd.                  12
  5,000 Yasuda Trust & Banking                     4
  1,000 Yokogawa Electric                          7
                                             -------
                                               7,261
                                             -------
 MALAYSIA--0.8%
  1,000 Aluminium Co. of Malaysia Berhad           0
  2,000 AMMB Holdings Berhad                       2
  6,000 Amsteel Corp. Berhad                       2
  1,000 Antah Holdings Berhad                      0
  1,000 Aokam Perdana Berhad*                      0
  4,000 Berjaya Group Berhad                       1
  3,000 Berjaya Leisure Berhad                     2
  4,000 Commerce Asset Holdings Berhad             2
  7,000 DCB Holdings Berhad                        4
  2,000 Edaran Otomobil Nasional Berhad            5
  3,000 Ekran Berhad                               2
  5,000 Golden Hope Plantations Berhad             6
  1,000 Golden Plus Holdings Berhad                0
  2,000 Guinness Anchor Berhad                     2
  3,000 Highlands & Lowlands Berhad                3
  1,000 Hong Leong Industries Berhad               1
  3,000 Hong Leong Properties Berhad               1
  2,000 Hume Industries Berhad                     2
  3,000 Idris Hydraulic Berhad*                    1
  3,000 IGB Corp. Berhad                           1
  4,000 IOI Corp. Berhad                           2
  2,000 Jaya Tiasa Holdings Berhad                 4
  2,000 Johan Holdings Berhad                      1
  2,000 Kedah Cement Holdings Berhad               1
  1,000 Kelanamas Industries Berhad                0
  2,000 Kemayan Corp. Berhad                       1
  1,000 Kian Joo Can Factory Berhad                1
  3,000 Kuala Lumpur Kepong Berhad                 7
  3,000 Land and General Berhad                    1
  2,000 Landmarks                                  1
  2,000 Leader Universal Holdings Berhad           1
  7,000 Magnum Corp. Berhad                        5

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                       Value
----------------------------------------------------------------
  5,400 Malayan Banking Berhad                           $    14
  2,000 Malayan Cement Berhad                                  1
  6,000 Malayan United Industries Berhad                       2
  1,500 Malayawata Steel Berhad                                0
  8,000 Malaysia International Shipping Berhad                 9
  4,000 Malaysia Mining Corp. Berhad                           2
  4,000 Malaysian Airline System Berhad                        3
  2,000 Malaysian Mosaics Berhad                               1
  1,000 Malaysian Oxygen Berhad                                3
  1,000 Malaysian Pacific Industries                           3
  4,666 Malaysian Resources Corp. Berhad                       2
  4,000 MBF Capital Berhad                                     2
  4,000 Metroplex Berhad                                       1
  5,000 Mulpha International Berhad                            1
  4,000 Multi-Purpose Holdings                                 1
  2,000 Mycom Berhad                                           1
  2,000 Nestle Berhad                                         10
  1,000 New Straits Times Press Berhad                         1
  1,600 Oriental Holdings Berhad                               2
  1,000 Palmco Holdings Berhad                                 0
  3,000 Pan-Malaysia Cement Works Berhad                       1
  2,000 Perlis Plantations Berhad                              4
  3,000 Perusahaan Otomolbil Nasional Berhad                   4
  1,000 Petaling Garden Berhad                                 1
  1,000 Pilecon Engineering Berhad                             0
  3,000 Promet Berhad*                                         1
  3,000 Public Bank Berhad                                     1
  6,000 Public Bank Berhad (Foreign Market)                    4
  2,000 R.J. Reynolds Berhad                                   3
  2,000 Rashid Hussain Berhad                                  2
  5,000 Resorts World Berhad                                   7
  2,400 Roghmans of Pall Mall Berhad                          21
  2,000 Selangor Properties Berhad                             1
  2,000 Shell Refining Co. Berhad                              4
 11,000 Sime Darby Berhad                                     11
  2,000 Sungei Way Holdings Berhad                             1
  3,000 Ta Enterprise Berhad                                   1
  3,000 Tan Chong Motor Holdings Berhad                        2
  3,000 Technology Resources Industries Berhad*                2
 13,500 Telekom Malaysia Berhad                               30
 14,000 Tenaga Nasional Berhad                                26
  3,000 Time Engineering Berhad                                1
  2,000 UMW Holdings Berhad                                    2
  4,000 United Engineers Malaysia Ltd.                         4
  4,000 YTL Corp. Berhad                                       4
  2,000 YTL Corp. Berhad, Class A                              2
                                                         -------
                                                             261
                                                         -------
 NETHERLANDS--5.0%
  6,879 ABN AMRO Holdings N.V.                               131
    384 Akzo Nobel                                            68
    181 Assurantieconcern Stad Rotterdam anno 1720N.V.         9
  3,515 Elsevier N.V.                                         59
    453 Getronics N.V.                                        16
    265 Heineken N.V.                                         45

 Shares Description                          Value
---------------------------------------------------
    162 Hollandsche Beton Groep N.V.        $     3
    141 IHC Caland N.V.                           7
  4,282 ING Groep N.V.                          174
    389 KLM Royal Dutch Airlines N.V.            14
  2,537 Koninklijke Ahold N.V.                   68
    188 Koninklijke Hoogovens N.V.                8
    546 Koninklijke KNP BT N.V.                  12
    119 Koninklijke Nedlloyd N.V.                 3
    167 Koninklijke Pakhoed N.V.                  4
  2,479 Koninklijke PTT Nederland N.V.          100
    106 Oce-Van Der Grinten N.V.                 12
  1,866 Philips Electronics N.V.                123
 12,110 Royal Dutch Petroleum Co.               630
    160 Stork N.V.                                6
  3,208 Unilever N.V.                           187
    360 Wolters Kluwer N.V.                      48
                                            -------
                                              1,727
                                            -------
 NEW ZEALAND--0.3%
 12,500 Brierley Investments Ltd.                 9
  7,600 Carter Holt Harvey Ltd.                  11
    200 Fisher & Paykel Industries Ltd.           1
  1,218 Fletcher Challenge Building               4
  1,622 Fletcher Challenge Energy                 7
  3,817 Fletcher Challenge Forests                3
  3,200 Fletcher Challenge Paper                  4
  2,200 Lion Nathan Ltd.                          5
  8,400 Telecom Corp. of New Zealand Ltd.        43
                                            -------
                                                 87
                                            -------
 NORWAY--0.5%
    400 Aker RGI ASA                              7
     40 Aker RGI ASA, Class B                     1
    300 Bergesen d.y. ASA, Class A                8
    100 Bergesen d.y. ASA, Class B                3
  3,000 Christiania Bank Og Kreditkasse          11
    100 Dyno Industrier ASA                       2
    200 Elkem ASA                                 3
    200 Hafslund ASA                              1
    100 Hafslund ASA, Class B                     0
    200 Kvaerner ASA                             10
    100 Kvaerner ASA, Class B                     5
    100 Leif Hoegh & Co. ASA                      2
    100 NCL Holdings ASA Rights*                  0
    900 NCL Holdings ASA*                         3
  1,200 Norsk Hydro ASA                          61
    200 Norske Skogindustrier ASA                 6
    130 Nycomed ASA, Class A                      4
     65 Nycomed ASA, Class B                      2
    200 Orkla ASA, Class A                       17
    100 Orkla ASA, Class B                        8
    200 Petroleum Geo-Services ASA*              13
  1,400 Storebrand ASA*                           9
    100 Unitor ASA                                1
                                            -------
                                                177
                                            -------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                        Value
-----------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 PORTUGAL--0.3%
    700 Banco Comercial Portugues S.A. (BCP)              $    15
    400 Banco Espirito Santo e Comercial de Lisboa S.A.        11
  1,800 EDP-Electricidade de Portugal S.A.                     32
    900 Portugal Telecom S.A. (Registered)                     42
                                                          -------
                                                              100
                                                          -------
 SINGAPORE--0.9%
  1,000 Chuan Hup Holdings Ltd.                                 0
  4,000 City Developments Ltd.                                 20
  2,000 Comfort Group Ltd.                                      1
  2,000 Cycle & Carriage Ltd.                                   9
  5,000 DBS Land Ltd.                                           9
  6,000 Development Bank of Singapore Ltd.                     57
  1,000 First Capital Corp. Ltd.                                1
  2,000 Fraser & Neave Ltd.                                    10
  2,000 Goldtron Ltd.                                           0
  2,000 Hai Sun Hup Group Ltd.                                  1
  1,000 Haw Par Brothers International Ltd.                     1
  2,000 Hotel Properties Ltd.                                   1
  1,000 Inchcape Berhad                                         3
  6,000 IPC Corp.                                               1
  4,250 Keppel Corp. Ltd.                                      15
  2,000 Lum Chang Holdings Ltd.                                 1
  2,000 NatSteel Ltd.                                           4
  4,000 Neptune Orient Lines Ltd.                               2
  9,600 Overseas Chinese Banking Corp. Ltd.                    58
  1,000 Overseas Union Enterprise Ltd.                          2
  2,000 Parkways Holdings Ltd.                                  5
  1,000 Sembawang Co. Ltd.                                      3
  1,000 Sembawang Marine and Logistics                          2
  3,000 Singapore Airlines Ltd.                                20
  2,000 Singapore Press Holdings Ltd.                          27
  2,000 Singapore Technologies Industrial Corp.                 2
 23,000 Singapore Telecommunications Ltd.                      44
  1,000 Straits Trading Co. Ltd.                                1
  4,000 United Industrial Corp. Ltd.                            2
  2,000 United Overseas Bank Ltd.                              12
  2,000 United Overseas Land Ltd.                               2
                                                          -------
                                                              316
                                                          -------
 SPAIN--2.3%
     75 Acerinox S.A.                                          12
  1,250 Autopistas Concesionaria ESP                           17
  3,477 Banco Bilbao Vizcaya S.A.                             105
  1,680 Banco Central Hispanoamericano                         32
  2,442 Banco Santander S.A.                                   74
    625 Corporacion Bancaria de Espana S.A.                    39
     75 Corporacion Financiera Alba                             8
    155 Corporacion Mapfre                                      8
    295 Dragados & Construcciones S.A.                          6
    250 Ebro Agricolas Compania de Alimentacion S.A.            4
    100 Empresa Nacional de Celulosas S.A.                      2
  5,350 Empresa Nacional de Electricidad S.A.                 101

 Shares Description                                                   Value
----------------------------------------------------------------------------
    800 Ercros S.A.                                                  $     1
    300 Fomenta de Construcciones S.A.                                    12
    775 Gas Natural SDG S.A., Class E                                     38
  4,618 Iberdrola S.A.                                                    59
    125 Inmobiliaria Metropolitana Vasco Central S.A.                      5
    200 Inmobiliaria Urbis S.A.                                            2
     25 Portland Valderrivas S.A.                                          2
    250 Prosegur CIA de Seguridad S.A.                                     2
  1,550 Repsol S.A.                                                       67
    205 Sarrio S.A.                                                        1
    225 Sociedade General de Aguas de Barcelona S.A.                       9
    225 Sociedade General de Aguas de Barcelona  S.A.--Rights*             0
    205 Tabacalera S.A.                                                   15
  4,812 Telefonica de Espana                                             139
  1,561 Union Electrica Fenosa S.A.                                       16
    200 Uralita S.A.                                                       2
    200 Vallehermoso S.A.                                                  6
    100 Viscofan Industria Navarra de Envolturas  Celulosicas S.A.         2
     50 Zardoya Otis S.A.                                                  6
      5 Zardoya Otis S.A.--Bonus Shares                                    0
                                                                     -------
                                                                         792
                                                                     -------
 SWEDEN--2.0%
  3,300 ABB AB, Class A                                                   42
  1,400 ABB AB, Class B                                                   17
    500 AGA AB, Class A                                                    7
    400 AGA AB, Class B                                                    5
  6,066 Astra AB, Class A                                                105
  1,500 Astra AB, Class B                                                 25
    500 Atlas Copco AB, Class A                                           15
    200 Atlas Copco AB, Class B                                            6
    316 Electrolux AB, Class B                                            25
     92 Granges AB*                                                        1
    900 Hennes & Mauritz AB, Class B                                      42
    200 Scancem AB, Class A                                                8
    300 Securitas AB, Class B                                              9
    408 Skandia Forsakrings AB                                            22
  2,400 Skandinaviska Enskilda Banken, Class A                            28
    500 Skanska AB, Class B                                               21
    100 SKF AB, Class A                                                    2
    200 SKF AB, Class B                                                    5
  1,100 Stora Kopparbergs Bergslags Aktiebolag, Class A                   15
    100 Stora Kopparbergs Bergslags Aktiebolag, Class B                    1
    800 Svenska Cellulosa AB, Class B                                     17
  1,000 Svenska Handelsbanken, Class A                                    35
  1,700 Swedish Match AB                                                   6
  4,300 Telefonaktiebolaget LM Ericsson, Class B                         175
    400 Trelleborg AB, Class B                                             6
    500 Volvo AB, Class A                                                 13
  1,600 Volvo AB, Class B                                                 43
                                                                     -------
                                                                         696
                                                                     -------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                                     Value
------------------------------------------------------------------------------
 SWITZERLAND--5.7%
     35 ABB A.G. (Bearer)*                                             $    47
     55 Adecco S.A.                                                         16
     10 Alusuisse-Lonza Holdings A.G. (Registered)                           9
  1,450 Credit Suisse Group (Registered)                                   212
      3 Fischer (Georg) A.G.                                                 4
     25 Holderbank Financiere Glarus A.G. (Registered)                       4
     10 Holderbank Financiere Glarus A.G., Class B                           9
    190 Nestle S.A. (Registered)                                           280
     30 Novartis A.G. (Bearer)                                              48
    290 Novartis A.G. (Registered)                                         463
      8 Roche Holdings A.G. (Bearer)                                       122
     33 Roche Holdings A.G. (Genusss)                                      295
    350 Schweizerischer Bankverein (Registered)*                           101
      5 SGS Societe Generale de Surveillance Holdings  S.A., Class B         9
     20 SMH A.G. (Bearer)                                                   11
     70 Swiss Re (Registered)                                              114
    100 Union Bank of Switzerland (Bearer)                                 127
     75 Union Bank of Switzerland (Registered)                              19
    170 Zurich Versicherungsgesellschaft (Registered)                       72
                                                                       -------
                                                                         1,962
                                                                       -------
 UNITED KINGDOM--18.4%
  8,000 Abbey National PLC                                                 127
  1,000 AMEC PLC                                                             2
    439 Amstrad PLC                                                          0
  1,000 Anglian Water PLC                                                   14
  2,000 Argos PLC                                                           21
  4,000 Arjo Wiggins Appleton PLC                                           11
  5,000 Associated British Foods PLC                                        46
 16,662 B.A.T. Industries PLC                                              149
  8,205 Barclays PLC                                                       197
  1,000 Barratt Developments PLC                                             4
  4,753 Bass PLC                                                            68
  2,000 BBA Group PLC                                                       13
 21,294 BG PLC                                                             102
  2,000 BICC Group PLC                                                       5
  4,000 Blue Circle Industries PLC                                          23
  2,608 BOC Group PLC                                                       42
  4,889 Boots Co. PLC                                                       72
  1,000 Bowthorpe PLC                                                        7
  3,000 BPB PLC                                                             17
  2,000 British Aerospace PLC                                               55
  5,000 British Airways PLC                                                 45
  2,000 British Land Co. PLC                                                22
 29,172 British Petroleum Co. PLC                                          398
  9,000 British Sky Broadcasting Group PLC                                  67
 10,000 British Steel PLC                                                   23
 32,469 British Telecommunications PLC                                     250
 21,948 BTR PLC                                                             76
  1,000 Burmah Castrol PLC                                                  17
 12,000 Cable & Wireless PLC                                               109
  5,116 Cadbury Schweppes PLC                                               53
  2,900 Caradon PLC                                                          9

 Shares Description                                     Value
--------------------------------------------------------------
  3,000 Carlton Communications PLC                     $    23
 23,000 Centrica PLC*                                       33
  3,000 Coats Viyella PLC                                    5
  4,000 Commercial Union PLC                                55
  2,079 Courtaulds PLC                                      10
  1,000 Courtaulds Textiles PLC                              6
  1,000 De La Rue PLC                                        7
  1,000 Delta PLC                                            5
  2,000 Electrocomponents PLC                               14
  4,137 EMI Group PLC                                       31
  2,000 English China Clays PLC                              9
  3,000 FKI PLC                                              9
 14,190 General Electric Co. PLC                            92
  1,806 GKN PLC                                             39
 18,000 Glaxo Wellcome PLC                                 394
  5,017 Granada Group PLC                                   72
 11,000 Grand Metropolitan PLC                             100
  2,000 Great Portland Estates PLC                           8
  5,000 Great Universal Stores PLC                          59
  5,000 Guardian Royal Exchange PLC                         24
  9,866 Guiness PLC                                         89
  1,008 Hammerson PLC                                        8
  3,000 Hanson PLC                                          15
  4,000 Harrisons & Crosfield PLC                            8
  1,000 Hepworth PLC                                         4
  9,000 HSBC Holdings PLC                                  219
  4,000 HSBC Holdings PLC (75P)                            102
  1,000 Hyder PLC                                           16
  2,000 IMI PLC                                             12
  4,000 Imperial Chemical Industries PLC                    59
  1,000 Johnson Matthey PLC                                  9
  3,000 Kingfisher PLC                                      41
  6,000 Ladbroke Group PLC                                  27
  1,000 Laird Group PLC                                      7
  2,646 Land Securities Group PLC                           43
  5,000 LASMO PLC                                           22
  6,000 Legal & General Group PLC                           51
  1,000 Lex Service PLC                                      7
 26,082 Lloyds TSB Group PLC                               297
  4,001 Lonrho PLC                                           6
  7,000 LucasVarity PLC                                     22
 14,522 Marks & Spencer PLC                                149
  2,000 Marley PLC                                           4
  2,142 MEPC PLC                                            19
  1,000 Mercury Asset Management Group PLC                  28
  1,000 Meyer International PLC                              7
  9,000 National Grid Group PLC                             45
  6,000 National Power PLC                                  57
  2,000 Next PLC                                            25
  1,000 Ocean Group PLC                                     10
  2,920 Pearson PLC                                         41
  3,112 Peninsular and Oriental Steam Navigation Co.        34
  5,290 Pilkington PLC                                      12
  1,000 Provident Financial PLC                             12
 10,000 Prudential Corp. PLC                               107

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                                      Value
-------------------------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 UNITED KINGDOM--Continued
  1,000 Racal Electronics PLC                                           $     4
  3,000 Railtrack Group PLC (Partial Paid)                                   50
  4,000 Rank Group PLC                                                       23
  3,000 Redland PLC                                                          17
  4,832 Reed International PLC                                               51
  8,000 Reuters Holdings PLC                                                 90
  3,000 Rexam PLC                                                            15
  1,000 RMC Group PLC                                                        15
  7,000 Rolls-Royce PLC                                                      28
  7,000 Royal & Sun Alliance Insurance Group PLC                             63
  4,000 Royal Bank Scotland Group PLC                                        46
  5,474 RTZ Corp. PLC                                                        66
  3,000 Rugby Group PLC                                                       6
  6,000 Safeway PLC                                                          33
  8,953 Sainsbury (J) PLC                                                    73
  1,000 Schroders PLC                                                        29
  3,000 Scottish & Newcastle PLC                                             35
  5,000 Scottish Power PLC                                                   40
  7,410 Sears PLC                                                             6
  3,000 Sedgwick Group PLC                                                    6
  2,000 Slough Estates PLC                                                   12
 28,000 SmithKline Beecham PLC                                              260
  1,000 Smiths Industries PLC                                                13
  2,000 Southern Electric PLC                                                15
  2,000 St. James Place Capital PLC                                           5
  2,000 T&N PLC                                                               8
  4,529 Tarmac PLC                                                            9
  2,000 Tate & Lyle PLC                                                      16
  2,000 Taylor Woodrow PLC                                                    6
 10,583 Tesco PLC                                                            85
  2,000 Thames Water PLC                                                     30
  1,714 Thorn PLC                                                             4
  2,000 TI Group PLC                                                         16
  1,000 Transport Development Group PLC                                       3
  1,162 Unigate PLC                                                          11
 15,868 Unilever PLC                                                        125
  2,579 United Biscuits Holdings PLC                                          9
  3,000 United Utilities PLC                                                 39
  2,000 Vickers PLC                                                           8
  1,000 Viglen Technology Letters of Entitlement to  Litigation Notes         0
  1,000 Viglen Technology PLC                                                 1
  1,630 Viglen Technology PLC                                                 4
 16,000 Vodafone Group PLC                                                  107
  2,666 Williams PLC                                                         14
  2,000 Willis Corroon                                                        4
  1,000 Wilson (Connolly) Holdings PLC                                        3
  2,000 Wimpey (George) PLC                                                   4
  3,000 Wolseley PLC                                                         26
  4,000 Zeneca Group PLC                                                    127
                                                                        -------
                                                                          6,313
-------------------------------------------------------------------------------
 TOTAL COMMON STOCK (Cost $28,982)                                      $28,178
-------------------------------------------------------------------------------

 Shares  Description                             Value
-------------------------------------------------------
 PREFERRED STOCK--0.5%
 AUSTRALIA--0.1%
   7,100 News Corp. Ltd.                        $    35
   2,600 Sydney Harbour Casino Holdings Ltd.*         2
                                                -------
                                                     37
                                                -------
 AUSTRIA--0.0%
       4 Bau Holdings A.G.--Vorzug                    0
      75 Bank Austria A.G.--Vorzug                    3
      74 Creditanstalt-Bankverein--Vorzug             4
       4 EA-Generali A.G.--Vorzug                     1
                                                -------
                                                      8
                                                -------
 FRANCE--0.0%
     100 Casino Guichard--Perrachon S.A.              4
                                                -------
 GERMANY--0.4%
     950 RWE A.G.--Non Voting                        38
     200 SAP A.G.--Vorzug                            61
      50 Volkswagen A.G.--Non Voting                 23
                                                -------
                                                    122
                                                -------
 ITALY--0.0%
   5,300 Fiat S.p.A.                                  8
-------------------------------------------------------
 TOTAL PREFERRED STOCK (Cost $145)              $   179
-------------------------------------------------------
 OTHER--8.9%
 AUSTRALIA--0.4%
  15,000 WEBS Index Series--Australia           $   138
                                                -------
 GERMANY--1.1%
  23,000 WEBS Index Series--Germany                 388
                                                -------
 HONG KONG--0.2%
   7,400 WEBS Index Series--Hong Kong                82
                                                -------
 ITALY--0.0%
     800 WEBS Index Series--Italy                    15
                                                -------
 JAPAN--3.6%
 115,800 WEBS Index Series--Japan                 1,216
                                                -------
 SPAIN--0.5%
   7,400 WEBS Index Series--Spain                   149
                                                -------
 SWEDEN--0.4%
   7,500 WEBS Index Series--Sweden                  141
                                                -------
 SWITZERLAND--1.1%
  25,100 WEBS Index Series--Switzerland             373
                                                -------
 UNITED KINGDOM--1.6%
  30,800 WEBS Index Series--United Kingdom          534
-------------------------------------------------------
 TOTAL OTHER (Cost $3,514)                      $ 3,036
-------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Principal
  Amount   Description                        Value
----------------------------------------------------
 SHORT-TERM INVESTMENT--0.5%
           Banco Central Hispanoamericano,
           Grand Cayman
 $    163  5.750%Due 12/01/97                $   163
----------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $163)     $   163
----------------------------------------------------
 TOTAL INVESTMENTS--92.2%
  (Cost $32,804)                             $31,556
----------------------------------------------------
 Other assets, less liabilities--7.8%          2,688
----------------------------------------------------
 NET ASSETS--100.0%                          $34,244
----------------------------------------------------

--------------------------------------------------------------------------------

*Non-income producing security.

At November 30, 1997 the Portfolio's investments, excluding the short-term investment, were diversified as follows:

Industry/Sector
-----------------------------------
Banks                         13.5%
Capital Goods                 5.5
Consumer Goods               17.3
Energy/Utilities             12.8
Financial Services            7.9
Pharmaceuticals/Health Care   7.5
Multi-Industry               12.8
Raw Materials                 6.8
Retail                        3.8
Technology                    3.5
Transportation                2.1
Other                         6.5
-----------------------------------
Total                        100.0%
-----------------------------------


See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares  Description                                           Value
----------------------------------------------------------------------
                         INTERNATIONAL GROWTH PORTFOLIO
 COMMON STOCKS--94.0%
 ARGENTINA--0.3%
  25,000 Banco Rio de la Plata S.A.                           $    314
                                                              --------
 AUSTRALIA--1.9%
  75,000 National Australia Bank                                   994
 185,000 News (The) Corp. Ltd.                                     990
                                                              --------
                                                                 1,984
                                                              --------
 AUSTRIA--0.7%
   5,000 VA Technologie A.G.                                       753
                                                              --------
 CZECH REPUBLIC--0.5%
  90,000 Czechoslovakia & Slovak Investment Corp.*                 540
  12,000 Czechoslovakia & Slovak Investment Corp. Warrants*          8
                                                              --------
                                                                   548
                                                              --------
 FRANCE--9.5%
   7,000 Accor S.A.*                                             1,323
   8,000 Alcatel Alsthom                                         1,003
  27,000 Axa-UAP                                                 1,959
   6,000 Castorama Dubois Investisse                               708
   9,000 Cie Generale des Eaux                                   1,189
  25,000 Credit Commercial de France                             1,482
  12,000 Elf Aquitaine S.A.                                      1,392
  17,000 Lafarge S.A.                                            1,123
                                                              --------
                                                                10,179
                                                              --------
 GERMANY--8.7%
   3,000 Allianz A.G.                                              712
  25,000 Deutsche Bank A.G.                                      1,603
  20,000 Commerzbank A.G.                                          695
  15,000 Deutsche Telekom A.G.                                     304
  30,000 Deutsche Telekom A.G. ADR                                 613
   4,000 Karstadt A.G.                                           1,390
  27,000 Siemens A.G.                                            1,585
  40,000 VEBA A.G.                                               2,377
                                                              --------
                                                                 9,279
                                                              --------
 ITALY--5.6%
  80,000 Assicurazioni Generali                                  1,794
 600,000 Credito Italiano                                        1,642
 110,000 ENI S.p.A.                                                642
 435,000 Pirelli S.p.A.                                          1,080
 140,000 Telecom Italia S.p.A.                                     873
                                                              --------
                                                                 6,031
                                                              --------
 JAPAN--21.9%
  80,000 Bank Of Tokyo-Mitsubishi Ltd.                           1,160
 115,000 Daiwa House Industry Co. Ltd.                             928
 100,000 Fujitsu Ltd.                                            1,120
 140,000 Industrial Bank of Japan Ltd.                           1,251

 Shares  Description                               Value
----------------------------------------------------------
 425,000 Itochu Corp.                             $  1,102
  25,000 Jafco Co. Ltd.                                901
 130,000 Kirin Brewery Co. Ltd.                      1,001
  17,000 Matsumotokiyoshi                              599
  70,000 Mitsubishi Estate Co. Ltd.                    812
 185,000 Mitsui & Co.                                1,286
   7,000 Nintendo Co. Ltd.                             724
 110,000 Nippon Compys Corp.                         1,439
     235 Nippon Telegraph & Telephone Corp.          1,933
  60,000 Nomura Securities Co. Ltd.                    743
 230,000 Obayashi Corp.                              1,081
  10,000 Promise Co. Ltd.                              552
  70,000 Ricoh Co. Ltd.                                845
 110,000 Sanwa Bank (The) Ltd.                       1,207
  15,000 Secom Co. Ltd.                                940
 140,000 Sumitomo Realty & Development Co. Ltd.        938
  60,000 Takashimaya Co. Ltd.                          480
 115,000 Tokio Marine & Fire Insurance               1,090
  40,000 Xebio Co. Ltd.                                483
  55,000 Uny Co. Ltd.                                  811
                                                  --------
                                                    23,426
                                                  --------
 NETHERLANDS--5.3%
  25,000 ING Groep N.V.                              1,016
  35,000 Koninklijke PTT Nederland N.V.              1,405
  28,000 Vendex International N.V.                   1,462
  75,000 VNU                                         1,796
                                                  --------
                                                     5,679
                                                  --------
 NORWAY--0.9%
  55,000 Saga Petroleum ASA, Class A                   979
                                                  --------
 PORTUGAL--1.8%
  35,000 Cimpor S.A.                                   887
  22,000 Portugal Telecom S.A.                       1,009
                                                  --------
                                                     1,896
                                                  --------
 SOUTH AFRICA--0.6%
  30,000 Nedcor Ltd.                                   680
                                                  --------
 SOUTH KOREA--0.0%
     368 Daewoo Corp.                                    1
                                                  --------
 SPAIN--2.5%
  30,000 Banco Bilbao Vizcaya S.A.                     906
  20,000 Repsol S.A. ADR                               863
  10,000 Telefonica de Espana ADR                      865
                                                  --------
                                                     2,634
                                                  --------
 SWEDEN--3.1%
  35,000 Autoliv, Inc.                               1,325
  25,000 Electrolux AB, Series B                     1,969
                                                  --------
                                                     3,294
                                                  --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

  Shares/
 Principal
  Amount   Description                               Value
-------------------------------------------------------------
 SWITZERLAND--7.5%
   1,100   Nestle S.A.                              $  1,619
   1,100   Novartis A.G.                               1,758
     155   Roche Holding A.G.                          1,387
   1,200   Union Bank of Switzerland                   1,528
   4,000   Zurich Versicherungs-Gesellschaft A.G.      1,683
                                                    --------
                                                       7,975
                                                    --------
 UNITED KINGDOM--23.2%
 175,000   Baa PLC                                     1,473
  19,000   British Pertroleum Co. PLC ADR              1,577
 130,000   CRH PLC                                     1,528
 240,000   General Electric Co. PLC                    1,559
  35,000   Glaxo Wellcome PLC ADR                      1,599
 165,000   Grand Metropolitan PLC                      1,498
 320,000   Ladbroke Group PLC                          1,450
 160,000   Lloyds TSB Group PLC                        1,820
 280,000   National Grid Group PLC                     1,387
 110,000   National Westminster Bank PLC               1,664
 125,000   Pearson PLC                                 1,737
 245,000   Shell Transport & Trading Co.               1,663
  32,000   SmithKline Beecham PLC ADR                  1,588
 270,000   Tomkins PLC                                 1,369
 115,000   United Utilities PLC                        1,474
  22,000   Vodafone Group PLC ADR                      1,452
                                                    --------
                                                      24,838
-------------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $96,129)                 $100,490
-------------------------------------------------------------
 SHORT-TERM INVESTMENT--6.5%
           Banco Central Hispanoamericano,
           Grand Cayman
 $ 7,006   5.750% Due 12/01/97                      $  7,006
-------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $7,006)                                     $  7,006
-------------------------------------------------------------
 TOTAL INVESTMENTS--100.5%
  (Cost $103,135)                                   $107,496
-------------------------------------------------------------
 Liabilities, less other assets--(0.5)%                 (488)
-------------------------------------------------------------
 NET ASSETS--100.0%                                 $107,008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*Non-income producing security.

At November 30, 1997 the Portfolio's investments, excluding the short-term investment, were diversified as follows:

Industry/Sector
-----------------------------------
Banks                         11.3%
Basic Industry                16.0
Capital Goods                 10.3
Consumer Goods                17.9
Financial Services            16.3
Pharmaceuticals/Health Care    6.3
Real Estate                    1.7
Retail                         2.9
Technology                     1.9
Telecommunications             8.4
Other                          7.0
-----------------------------------
Total                        100.0%
-----------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                           Value
------------------------------------------------------
                         SMALL COMPANY INDEX PORTFOLIO
 COMMON STOCKS--92.9%
 AGRICULTURE--0.5%
  4,800 DeKalb Genetics Corp.                $    187
  6,053 Delta & Pine Land Co.                     160
  6,400 Dimon, Inc.                               160
  8,300 Longview Fibre Co.                        134
  1,400 Tejon Ranch Co.                            41
                                             --------
                                                  682
                                             --------
 APPAREL--0.5%
  2,900 Converse, Inc.*                            21
  5,200 Designer Holdings, Ltd.*                   49
  2,100 Donna Karan Intl, Inc.*                    25
    900 Fossil, Inc.*                              20
  1,400 Gadzooks, Inc.*                            39
  4,000 Genesco, Inc.*                             52
  1,100 Guess ?, Inc.*                              9
  3,900 Hartmarx Corp.*                            32
  3,450 Kellwood Co.                              118
  5,500 Nautica Enterprises, Inc.*                154
  1,500 Oshkosh B' Gosh, Inc.                      49
  1,100 Oxford Industries, Inc.                    39
  2,700 St. John Knits, Inc.                      103
  4,800 Tultex Corp.*                              22
  1,450 Unitog Co.                                 33
                                             --------
                                                  765
                                             --------
 BANKING--7.0%
  3,750 Aames Financial Corp.                      51
  1,880 Albank Financial Corp.                     87
  3,750 Amcore Financial, Inc.                     89
  1,500 Anchor Bancorp, Inc.                       47
  1,200 Area Bancshares Corp.                      24
  8,054 Associated Banc-Corp.                     401
    500 Bancfirst Corp.                            17
  3,200 BancorpSouth, Inc.                        122
  1,402 Bank Granite Corp. Club, Inc.              43
  1,700 BankAtlantic Bancorp, Inc.                 24
  1,300 Banknorth Group, Inc.                      79
  2,000 Bay View Capital Corp.                     68
    989 Brenton Banks, Inc.                        32
  1,300 BSB Bancorp, Inc.                          40
    980 BT Financial Corp.                         46
  1,200 Capital Bancorp of Miami, Florida          62
    200 Capital City Bank Group, Inc.               7
  1,000 CBT Corp.                                  30
  1,599 Chemical Financial Corp.                   64
  2,087 Chittenden Corp.                           92
  1,350 CitFed Bancorp, Inc.                       68
    900 Citizens Bancshares of Ohio                56
  2,550 Citizens Banking Corp. of Michigan         75
  2,901 CNB Bancshares, Inc.                      121
  3,000 Coast Savings Financial, Inc.*            180
  4,900 Colonial BancGroup, Inc.                  149

 Shares Description                                Value
----------------------------------------------------------
  2,661 Commerce Bancorp, Inc.                    $    112
  2,754 Commonwealth Bancorp                            56
  1,200 Community Bank System, Inc.                     34
  3,000 Community First Bankshares                     142
  1,330 Community Trust Bancorp, Inc.                   40
  1,500 CPB, Inc.                                       31
  3,580 Cullen/Frost Bankers, Inc.                     190
  1,000 CVB Financial Corp.                             29
  3,163 Downey Financial Corp.                          87
  1,388 F & M Bancorp                                   51
  3,255 F & M National Corp.                           104
  1,767 Fidelity National Corp.                         46
  1,500 First Citizens Bankshares, Class A.*           164
  1,800 First Commerce Bankshares, Inc.                 47
  3,600 First Commonwealth Financial Corp.              92
    700 First Federal Financial Corp.                   31
  1,381 First Financial Bankshares, Inc.                62
    902 First Financial Corp. of Indiana                39
  2,375 First Midwest Bancorp, Inc. of Illinois         94
  1,422 First Source Corporation                        41
  1,050 First United Bancshares of Ark                  40
  1,832 First Western Bancorp                           52
  2,450 Firstbank of Illinois Co.                       78
  2,025 Firstbank Puerto Rico                           68
  2,236 FNB Corp.                                       74
  2,825 Fort Wayne National Corp.                      107
  6,424 Fulton Financial Corp.                         197
  1,100 GBC Bancorp                                     60
  2,300 Great Financial Corp.                          110
  1,100 Hamilton Bancorp, Inc*                          31
  1,210 Hancock Holding Co.                             72
  1,168 Harleysville National Corp.                     43
  1,650 Heritage Financial Services, Inc.               42
  3,429 Hubco, Inc.                                    119
  3,621 Imperial Bancorp*                              169
  3,764 Imperial Credit Industries, Inc.*               90
  1,000 Investors Financial Services Corp.              42
  1,000 Irwin Financial Corp.                           40
  8,409 Keystone Financial, Inc.                       313
  1,500 Klamath First Bancorp                           33
  1,900 Liberty Corp.                                   86
  5,294 Magna Group, Inc.                              212
  1,800 Mainstreet Bankgroup, Inc.                      49
  1,200 Merchants New York Bancorp                      35
  3,974 Mid Am, Inc.                                    83
  1,236 Mid-America Bancorp                             37
    500 Mississippi Valley Bancshares, Inc.             29
  1,800 ML Bancorp, Inc.                                52
    600 National Bancorp of Alaska, Inc.                72
  1,610 National City Bancshares, Inc.                  77
  1,468 National Penn Bancshares, Inc.                  46
  1,470 NBT Bancorp, Inc.                               38
  1,300 Ocean Financial Corp.                           48
  4,295 Old National Bancorp                           199
  1,400 Omega Financial Corp.                           48

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                               Value
---------------------------------------------------------
  2,095 ONBANCorp, Inc.                          $    141
  4,431 One Valley Bancorp, Inc.                      168
  1,950 Oriental Financial Group                       59
  1,100 Park National Corp.                            97
  4,400 Peoples Heritage Financial Group, Inc.        188
  1,494 Provident Bankshares Corp.                     89
  2,610 Republic Bancorp, Inc.                         45
  3,200 Riggs National Corp.                           78
  2,000 S & T Bancorp, Inc.                            80
  1,100 Santa Barbara Bancorp                          50
  2,800 Security Capital Corp.                         61
  1,600 Silicon Valley Bancshares*                     84
  1,500 Southwest Bancorporation of Texas*             45
 14,343 Sovereign Bancorp, Inc.                       272
  5,519 St. Paul Bancorp, Inc.                        135
  1,900 Sterling Bancshares, Inc. of Texas             37
  4,400 Stratus Computer, Inc.*                       143
    600 Student Loan Corp.                             30
    400 Sumitomo Bank of California                    14
  3,562 Susquehanna Bancshares, Inc.                  116
  2,500 T.R. Financial Corp.                           82
  2,150 Texas Regional Bancshares, Class A             59
  1,700 Triangle Bancorp, Inc.                         47
  2,600 Trust Co. of Jersey City                       57
  3,730 Trustco Bank Corp.                             91
  5,200 Trustmark Corp.                               194
  2,532 UMB Financial Corp.                           132
  1,033 Un Planters Corp.                              64
  2,400 United Bankshares, Inc.                       113
  3,100 Us Trust Corp                                 183
    800 USBancorp, Inc.                                52
  4,000 UST Corp.                                     106
  2,100 Vermont Financial Services Corp.               58
  2,200 Webster Financial Corp.                       138
  2,550 Wesbanco, Inc.                                 77
  1,900 West Coast Bancorp of Oregon                   50
  2,300 Westamerica Bancorp                           210
  1,618 Westcorp, Inc.                                 28
  3,400 Weternbank Puerto Rico                         63
  3,375 Whitney Holding Corp.                         169
                                                 --------
                                                   10,362
                                                 --------
 BITUMINOUS COAL AND LIGNITE SURFACE MINING--0.1%
  3,800 Arch Coal, Inc.                               100
  1,100 Nacco Industries, Inc.                        120
                                                 --------
                                                      220
                                                 --------
 BROKERAGE AND FINANCIAL SERVICES--3.2%
    400 American Financial Enterprises, Inc.           16
    400 Ameritrade Holdings Corp., Class A*            13
  5,800 Amresco, Inc.*                                162
  6,100 Arcadia Financial, Ltd.*                       51
  2,900 Bank Plus Corporation*                         32
  4,600 Bank United Corp., Class A                    193

 Shares Description                                 Value
-----------------------------------------------------------
    787 BOK Financial Corp.*                       $     32
    400 Capital Factors Holdings, Inc.*                   7
  2,100 CapMAC Holdings, Inc.                            71
  2,100 CFX Corporation                                  58
     95 Charter One Financial, Inc.                       6
  2,400 Cityscape Financial Corp.*                        4
  3,600 CMAC Investment Corp.                           187
  3,450 Commercial Federal Corp.                        166
  5,750 Crawford & Co., Class B                         119
  3,500 Credit Acceptance Corp.*                         18
  6,000 Crimmi Mae, Inc.                                 89
    800 Delta Financial Corp.*                           13
  2,100 Dime Community Bancorp, Inc.                     49
  2,300 Doral Financial Corp.                            50
    900 Everen Capital Corp.                             36
  1,550 Financial Federal Corp.*                         33
  2,700 First Colorado Bancorp, Inc.                     61
  1,300 First Federal Capital Corp.                      36
  1,600 First Federal Financial Corp.*                   58
  2,667 First Financial Bancorp                         126
  1,000 First Financial Holdings, Inc.                   43
  1,198 First Indiana Corp.                              31
  1,500 First Republic Bank*                             41
  1,700 First Savings Bank of Washington                 43
  1,300 First Savings Bank, SLA                          50
  3,700 Firstplus Financial Group*                      141
    800 Flagstar Bancorp, Inc.*                          15
  1,000 Fund American Enterprise Holdings, Inc.         123
  1,600 Grand Premier Financial, Inc.                    23
  2,800 Hambrecht & Quist Group*                        107
    700 Harbor Florida Bancorp, Inc.                     46
    100 Harbor Florida Bancorp, Inc.                      7
  1,300 Harris Financial, Inc.                           25
  2,800 HFNC Financial Corp.                             42
  3,700 Homeside, Inc.*                                 102
  4,000 IMC Mortgage Company*                            54
  3,400 Insignia Financial Group, Inc., Class A*         67
  2,000 Interra Financial, Inc.                         110
  1,300 Interwest Bancorp, Inc.                          51
    500 Investment Technology Group, Inc.*               15
  1,600 Jefferies Group, Inc.                           113
  3,433 Legg Mason, Inc.*                               166
  1,600 Life Bancorp, Inc.                               50
  3,500 Long Beach Financial Corp.*                      38
  3,900 Long Island Bancorp, Inc.                       184
  2,880 McDonald & Co. Investments, Inc.                 78
 24,600 Mercury Finance Co.                              18
    500 Metris Companies, Inc.                           19
  3,737 Morgan Keegan, Inc.                              75
  2,734 New York Bancorp, Inc.                           97
  4,200 Ocwen Financial Corp.*                          102
  3,000 Pff Bancorp, Inc. *                              55
  7,150 Phoenix Duff & Phelps Corp.                      54
  3,500 Pioneer Group, Inc.                             110
  1,800 Piper Jaffray Cos., Inc.                         50

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                 Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 BROKERAGE AND FINANCIAL SERVICES--Continued
  2,100 Queens County Bancorp, Inc.                $     74
  3,285 Quick & Reilly Group, Inc.                      123
  3,850 Raymond James Financial, Inc.                   137
  1,400 Reliance Bancorp, Inc.                           46
  1,997 Resource Bancshares Mortgage Group, Inc.         27
  7,000 Roslyn Bancorp, Inc.                            152
  1,900 SEI Corp.                                        79
  2,250 Source Services Corp.*                           47
  1,200 Southern Pacific Funding Corp.*                  15
    800 St Francis Capital Corp.                         31
    300 Value Line, Inc.                                 11
    770 WFS Financial, Inc.*                              9
  1,700 WSFS Financial Corp.*                            33
                                                   --------
                                                      4,815
                                                   --------
 CHEMICALS, ALLIED PRODUCTS AND PHARMACEUTICALS--
 3.5%
  3,600 Affymetrix, Inc.*                               124
  3,600 Albermarle Corp.                                 90
  2,600 Alberto-Culver Co., Class B                      81
  1,900 Algos Pharmeceuticals Corp.*                     49
  5,100 Alliance Pharmaceutical Corporation*             49
     76 Alpha 1 Biomedicals, Inc.                         0
  2,300 Alpharma, Inc., Class A                          53
  1,900 American Safety Razor Co.*                       36
  4,600 Amylin Pharmaceuticals, Inc.*                    31
  1,300 Andrx Corp. *                                    51
  1,100 Aphton Corp.*                                    13
  2,400 Arris Pharmaceutical Corp.*                      23
  1,000 Bush Boake Allen, Inc.*                          28
  1,100 Cadus Pharmaceutical Corp.*                      14
  5,600 Calgon Carbon Corp.                              62
  3,900 Capstone Pharmacy Services, Inc.*                43
  1,400 Carbide/Graphite Group *                         54
    900 Cardinal Health ,Inc.                            68
  3,700 Carter-Wallace, Inc.                             61
      1 Cell Genesys, Inc.                                0
  4,000 Cephalone, Inc.*                                 41
  1,400 Chemed Corp.                                     55
  3,300 Chemfirst, Inc.                                  88
  3,000 Cygnus, Inc.*                                    68
    500 Del Laboratories, Inc.                           18
  3,700 Dexter Corp.                                    147
  1,700 Diagnostic Products Corp.                        47
  1,500 Emisphere Technologies, Inc.*                    30
  2,300 Fuller (H.B.) Co.                               113
  2,200 GelTex Pharmaceuticals, Inc.*                    62
  1,700 General Chemical Group, Inc.                     47
  3,700 Geon Co.                                         87
  5,500 Georgia Gulf Corp.                              171
  2,500 Guilford Pharmaceuticals, Inc.*                  56
  7,200 Hanna (M.A) Co.                                 178
  2,000 Herbalife International, Inc.                    40
  6,101 ICN Pharmaceuticals, Inc.                       302

 Shares Description                         Value
---------------------------------------------------
  5,400 ICOS Corp.*                        $     75
  3,600 Immunomedics, Inc.*                      18
  4,700 Interneuron Pharamaceuticals*            56
  4,200 Isis Pharmaceuticals, Inc.*              62
  3,600 Jones Medical Industries, Inc.          119
    800 Kos Pharmaceuticals, Inc.*               13
  1,300 Kronos, Inc.*                            41
  1,200 KV Pharmaceutical Co., Class B*          26
  5,100 Lawter International, Inc.               59
  1,500 Learonal, Inc.                           40
  1,771 Life Technologies, Inc.                  54
  3,575 Lilly Industrial, Inc.                   66
  1,000 MacDermid, Inc.                          72
  1,000 McWhorter Technologies, Inc.*            24
  3,500 Medimmune, Inc.*                        134
  4,400 Millennium Pharmaceuticals*              88
  3,600 Mineral Technologies, Inc.              158
  1,000 Miravant Medical Technologies*           47
  4,468 Mississippi Chemical Corp.               87
  2,500 NBTY, Inc.*                              54
    500 NCH Corp.                                34
  4,300 Nexstar Pharmeceuticals, Inc.*           59
  3,800 NL Industries*                           62
  3,700 Noeprobe Corp.*                          30
  3,600 OM Group, Inc.                          138
  3,400 Regeneron Pharmaceuticals, Inc.*         34
  3,300 Roberts Pharmaceutical Corp.*            34
  5,900 Schulman (A.), Inc.                     132
  3,000 Scotts Co.*                              88
  4,400 Sepracor, Inc.*                         162
  4,900 Sequus Pharmaceuticals, Inc.*            38
    900 Sonus Pharmaceuticals, Inc.*             35
  1,400 Stepan Co.                               39
  2,900 Techne Corp.*                            54
  6,500 Terra Industries, Inc.                   79
  2,635 Tetra Tech, Inc.*                        67
  1,800 Tetra Technologies, Inc.*                42
  3,000 Transkaryotic Therapies, Inc.*          104
  1,100 USA Detergents, Inc.*                    12
  1,700 Valhi, Inc.                              16
  4,000 Vertex Pharmaceuticals, Inc.*           111
  2,230 WD-40 Co.                                60
  4,400 Wellman, Inc.                            93
                                           --------
                                              5,296
                                           --------
 COMMUNICATIONS--5.1%
  2,700 ACC Corp.*                              126
  1,500 Ackerley Communications, Inc.            24
    900 Aerial Communications, Inc.*              8
  5,800 Aliant Communications, Inc.             175
  2,990 American Radio Systems Corp.            149
  2,600 American Mobile Satellite Corp.*         20
  4,300 ANTEC Corp.*                             66
  1,000 BET Holdings, Inc.*                      54
  2,700 Black Box Corp.*                         96

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                      Value
----------------------------------------------------------------
  1,120 Block Drug Co., Inc.                            $     51
  2,900 Bowne & Co., Inc.                                    111
  7,824 Brightpoint, Inc.*                                   126
  6,100 Brooks Fiber Properties*                             334
  2,650 Cable Design Technologies Corp.*                     107
  2,500 Cablevision Sytems, Class A*                         205
  2,400 California Microwave*                                 44
  2,100 Cellstar Corp.*                                       54
  1,600 Cellular Communications International, Inc.*          70
  3,680 Cellular Technical Services, Inc.*                    10
  5,200 Century Communications Corp., Class A*                36
  2,100 CFW Communications Co.                                48
  2,300 CIDCO, Inc.*                                          47
  2,200 Commnet Cellular, Inc.*                               78
  1,667 Commonwealth Telephone Enterprise *                   48
  7,950 Comsat Corp.                                         182
  1,300 Consolidated Graphics, Inc.*                          62
  2,100 Corecomm, Inc.*                                       28
  1,400 Cox Radio, Inc., Class A*                             47
  1,500 Data Transmission Network Corp.*                      41
  1,250 Davox Corp.*                                          41
  7,200 DSP Communications, Inc.*                            115
  1,500 Echostar Communications, Class A*                     27
  1,300 Emmis Broadcasting Corp., Class A*                    59
    400 Forrester Research, Inc.*                              9
  1,600 General Communications, Inc.*                         11
  4,950 Hawaiian Electric Industries                         193
  1,700 Heftel Broadcasting Corp., Class A*                  126
  4,000 HighwayMaster Communications, Inc.*                   26
  1,900 Integrated Circuit Systems*                           53
  2,700 Intermedia Communications, Inc.*                     134
  2,600 IXC Communications, Inc.*                             90
  7,200 Jacor Communications, Inc.*                          315
  2,500 Jones Intercable, Inc., Class A*                      35
  7,800 Journal Register Co.*                                132
  2,200 Lamar Advertising Co.*                                68
  3,300 Level One Communications, Inc.*                      138
  2,400 Mail-Well, Inc.*                                      78
  3,200 Marvel Entertainment Group*                            4
  1,800 Mastec, Inc.*                                         46
  5,100 Mcleodusa, Inc., Class A*                            189
  1,900 Media General, Inc.                                   81
  1,300 Metro Networks, Inc.*                                 40
  6,957 Metromedia International Group, Inc.*                 68
  8,000 Mobile Telecommunications Technologies Corp.*        139
  4,633 NTL, Inc.*                                           130
  1,500 Ods Networks, Inc.*                                   13
  4,800 Omnipoint Corp.*                                     101
  1,900 On Command Corp.*                                     24
  2,600 Outdoor Systems, Inc.*                                80
  6,000 P-COM, Inc.*                                         106
  1,300 Pacific Gateway Exchange, Inc.*                       51
  1,598 Park Electrochemical Corp.                            42

 Shares Description                                      Value
----------------------------------------------------------------
  2,600 Paxson Communications Corp.*                    $     22
  2,200 Periphonics Corp.*                                    21
     57 Perspective Biosystems, Inc.                           0
  2,900 Plantronics, Inc.*                                   108
  2,400 Powertel, Inc.*                                       47
    800 Precision Response Corporation*                        6
  2,200 Primus Telecommunications Group*                      31
  3,700 RCN Corporation*                                     121
  1,600 SAGA Communications, Inc.*                            31
  1,100 Sawtek, Inc.*                                         32
  1,100 SFX Broadcasting, Inc., Class A*                      83
  1,400 Sinclair Broadcast Group A*                           52
  1,500 Smartalk Teleservices, Inc.*                          32
  2,400 Snyder Communications, Inc.*                          81
  2,700 TCA Cable TV, Inc.                                   112
  8,300 TCI Satellite Entertainment, Class A*                 56
  5,400 Tel-Save Holdings, Inc.*                             117
  4,100 Telespectrum Worldwide, Inc.                          16
  1,200 TMP Worldwide, Inc.*                                  22
  1,350 Transaction Network Services, Inc.*                   24
  3,200 True North Communications, Inc.                       82
  6,300 U.S. Satellite Broadcasting Systems                   53
  4,200 United International Holdings, Inc., Class A*         44
    600 United Television, Inc.                               62
  1,900 United Video Satellite Group, Inc.*                   49
  2,600 Universal Outdoor Holdings*                          116
  2,400 Usld Communications Corp.*                            50
  5,800 Vanguard Cellular Systems, Inc.*                      81
  4,100 Waters Corp.*                                        176
  2,900 West Teleservices Corp.*                              34
 11,300 Western Wireless Corp., Class A                      210
  3,700 Westwood One, Inc.*                                  109
  5,300 WinStar Communications, Inc.*                        140
  1,400 Woodward Governor Co.                                 46
  1,800 Young Broadcasting Corp.*                             65
                                                        --------
                                                            7542
                                                        --------
 COMPUTERS AND OFFICE MACHINES--5.0%
    600 Act Manufacturing, Inc.*                               9
  2,900 Actel Corp.*                                          43
  3,900 Alliance Semiconductor Corp.*                         25
  3,100 Amati Communications Corp.*                           61
  3,900 American Business Info., Class B*                     43
  6,600 American Management Systems*                         154
    800 Apex Pc Solutions, Inc.*                              18
  1,000 Applied Graphics Technologies*                        47
  1,700 Arqule, Inc.*                                         35
  1,100 Aspect Development, Inc.*                             47
  1,200 Atmi, Inc.*                                           39
  4,000 Auspex Systems, Inc.*                                 45
  3,700 Avid Technology, Inc.*                               108
  2,300 Aware, Inc.*                                          23
    800 BA Merchants Services, Inc.*                          13
  3,466 BancTec, Inc.*                                        86
  1,700 BEA Systems, Inc.*                                    24

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 COMPUTERS AND OFFICE MACHINES--CONTINUED
    400 BGS Systems, Inc.                         $     13
  2,884 Boole & Babbage, Inc.*                          85
  6,000 Borland International, Inc.*                    61
  1,600 BT Office Products International, Inc.*         16
  1,600 CACI International, Inc., Class A*              32
  1,796 Cambrex Corp.                                   81
  3,200 CCC Information Services Group.*                61
    900 CFM Technologies, Inc.*                         17
  3,500 Chips & Technologies, Inc.*                     54
  9,500 Cirrus Logic, Inc.*                            126
  1,300 Claremont Technology Group*                     24
  1,100 CNET, Inc.*                                     23
    500 Complete Business Solutions*                    17
  3,000 Compserve Corp.*                                38
  4,000 Comverse Technology, Inc.*                     135
  7,800 Copytele, Inc.*                                 28
  1,300 Cybermedia, Inc.*                               29
  2,600 Cylink Corp.*                                   29
  1,500 Data Dimensions, Inc.*                          27
  6,200 Data General Corp.*                            111
    800 Day Runner, Inc.*                               31
  1,000 Deltek Systems, Inc.*                           17
  1,400 Dialogic Corp.*                                 59
  5,500 Diamond Multimedia Systems, Inc.*               54
    800 Digital Link Corp.*                             18
    700 Dupont Photomasks, Inc.*                        27
  2,500 Dynatech Corp.*                                 91
  5,300 E* Trade Group, Inc.                           133
  1,900 Edify Corp.*                                    32
  1,800 Encad, Inc.*                                    70
  1,500 Evans & Sutherland Computer Corp.*              47
  3,300 Exabyte Corp.*                                  32
  1,500 Exar Corp.*                                     38
    800 Factset Research Systems, Inc.*                 20
  2,500 Filenet Corp.*                                  69
  2,400 Fonix Corp.*                                    14
  3,100 Forte Software, Inc.*                           31
  4,900 FTP Software, Inc.*                             11
    800 General Binding Corp.                           24
  4,100 GT Interactive Software Corp.*                  34
  1,550 HBO & Co.                                       70
  5,900 HMT Technology Corp.*                           77
  2,800 Hyperion Software Corp.*                       121
    800 I2 Technologies, Inc.                           36
  1,300 Indus International, Inc.*                      18
  3,600 Industri-Matematik Intl. Corp.*                 98
  1,700 Infinity Financial Tech., Inc.*                 29
  1,500 Information Management Resources*               39
  4,500 Information Resources, Inc.*                    67
  6,700 Intergraph Corp.*                               71
  3,100 International Network Services*                 56
  8,200 International Rectifier Corp.*                 116
  2,100 Interpool, Inc.                                 29
  1,900 Itron, Inc.*                                    34

 Shares Description                          Value
----------------------------------------------------
  6,100 Learning Company, Inc.*             $    111
  1,000 LHS Group, Inc.*                          43
  2,175 Lycos, Inc.*                              66
  5,100 Macromedia, Inc.*                         51
    900 Mastech Corporation                       26
    200 Medic Computer Systems, Inc.*              7
  1,400 Medical Manager Corp.*                    26
  2,600 Mercury Interactive Corp.*                63
    800 Metro Information Services, Inc.*         21
  2,100 Metromail Corp.*                          38
  1,900 Micro Linear Corp.*                       14
  4,600 Microprobe, Inc.*                         22
  1,300 Micros Systems, Inc.*                     68
  1,300 Microtouch Systems, Inc.*                 27
    800 Midway Games, Inc.*                       16
  3,400 Mylex Corp.*                              27
  2,200 National Computer Systems, Inc.           80
  2,600 National Techteam, Inc.*                  28
  1,600 Neomagic Corp.*                           27
  2,300 Network Data Process Corp.*              116
  2,500 Network Computing Devices*                21
  6,900 Network General Corp.*                   130
  3,800 Object Design, Inc.*                      36
  1,500 Objective Systems Integrator*             14
  2,800 Open Market, Inc.*                        29
    700 Pegasystems, Inc.*                        13
  2,600 Phoenix Technologies Ltd.*                38
  9,998 Platinum Technology, Inc.*               260
  2,400 Plexus Corp.                              64
  4,700 PMC-Sierra, Inc.                         129
  1,600 Proxim, Inc.*                             19
  1,000 Radiant Systems, Inc.*                    20
  1,000 Radisys, Inc.*                            45
  1,900 Rambus, Inc.*                            106
 12,385 Rational Software Corp.*                 125
  7,100 Read-Rite Corp.*                         136
  8,000 S3, Inc.*                                 51
  4,400 Safeguard Scientifics, Inc.*             139
  2,600 Sandisk Corp.*                            64
  3,100 Santa Cruz Operation, Inc.*               18
    900 Seachange International, Inc.*             9
    700 Semtech Corp.*                            34
  6,500 Sequent Computer Systems, Inc.*          151
  4,500 Shiva Corp.*                              40
  3,200 Siebel Systems, Inc.*                    133
  1,900 SMART Modular Technologies, Inc.*        118
  1,800 Splash Technology Holdings, Inc.*         59
    600 Sunquest Information Systems *             5
  1,500 Sykes Enterprises, Inc.*                  35
  3,050 Sylvan Learning Systems, Inc.*           124
  2,800 Synetic, Inc.*                           114
  3,950 Technology Solutions Co.*                122
  3,000 Transition Systems, Inc,*                 63
  2,920 Triarc Cos., Inc., Class A*               70
  1,800 Trident Microsystems, Inc.*               21
  3,100 USCS International, Inc.*                 59

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                              Value
--------------------------------------------------------
  2,100 Walker Interactive Systems*             $     27
  1,500 Wall Data, Inc.*                              24
  6,100 Wang Labs, Inc.*                             135
  2,300 Wonderware Corp.*                             42
  5,200 Xylan Corp.*                                 107
  2,900 Zebra Technologies Corp.*                     92
  2,500 Zitel Corp.*                                  28
                                                --------
                                                   7,486
                                                --------
 CREDIT INSTITUTIONS--0.3%
  3,972 Astoria Financial Corp.                      219
  1,800 IBS Financial Corp.                           31
  1,300 JSB Financial, Inc.                           61
  2,000 National Auto Credit, Inc.*                   13
  2,300 Ryland Group, Inc.                            50
                                                --------
                                                     374
                                                --------
 ELECTRICAL SERVICES--2.1%
  1,500 Advanced Lighting Technologies, Inc.*         32
  8,500 Atlantic Energy, Inc.                        171
  2,300 Black Hills Corp.                             73
  6,800 Checkfree Corp.*                             178
  2,200 CILCORP, Inc.                                 97
  3,300 Eastern Utilities Association                 79
  9,700 El Paso Electric Co.*                         65
  2,900 Electroglas, Inc.*                            55
  2,700 Empire District Electric Co.                  51
  2,600 Envoy Corp.*                                  80
  4,900 IES Industries, Inc.                         172
  1,600 Interstate Power Co.                          53
  2,550 Madison Gas & Electric Co.                    52
  5,300 Minnesota Power & Light Co.                  205
  8,000 Nevada Power Co.                             186
  2,200 Orange & Rockland Utilities, Inc.             88
  1,900 Otter Tail Power Co.                          66
  6,100 PMT Services, Inc.*                           96
  6,700 Public Service Co. of New Mexico             137
  6,300 Rochester Gas & Electric Corp.               173
  5,000 Sierra Pacific Resources                     169
  3,850 SIGCORP, Inc.                                103
  1,600 TNP Enterprises, Inc.                         44
  5,180 Tucson Electric Power Co.*                    90
  2,200 United Illuminating Co.                       90
  8,950 Washington Water Power Co.                   191
  5,000 WPL Holdings, Inc.                           153
  3,800 WPS Resources Corp.                          115
  1,650 Yankee Energy System, Inc.                    39
  2,000 Zurn Industries, Inc.                         69
                                                --------
                                                   3,172
                                                --------
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--6.1%
  1,000 ADE Corp.*                                    23
  3,000 Adtran, Inc.*                                108

 Shares Description                               Value
---------------------------------------------------------
    700 Advanced Energy Industries, Inc.*        $     14
  1,075 AFC Cable Systems, Inc.*                       29
  3,800 Allen Telecom, Inc. *                          77
  2,900 Alpine Group, Inc. *                           57
  2,100 Altron, Inc.*                                  33
  9,800 Ametek, Inc.                                  233
  6,300 Ampex Corp.*                                   16
  2,800 Amphenol Corp., Class A*                      142
  2,300 ANADIGICS, Inc.*                               76
  5,700 Anixter International, Inc.*                  102
  4,022 Applied Magnetics Corp.*                       68
  7,900 Aspect Telecommunications, Inc.*              177
  2,400 Associated Group, Inc.*                        78
  3,575 Avant! Corp.*                                  86
  3,220 Baldor Electric Co.                           100
  3,900 Belden, Inc.                                  129
  1,900 Benchmark Electronics, Inc.                    53
  3,000 Berg Electronics Corp.*                        69
  4,400 BMC Industries, Inc.                           82
  4,100 Boston Technology, Inc.*                       88
  3,850 Burr-Brown Corp.*                             116
  1,000 C & D Technologies, Inc.                       46
  5,200 C-Cube Microsystems, Inc.*                    110
  3,200 Calpine Corporation*                           47
  5,400 Cellnet Data Systems, Inc.*                    45
  2,800 Central Hudson Gas & Electric                 108
  3,600 Central Lousiana Electric                     105
  5,200 Central Maine Power Co.                        73
  5,500 Checkpoint Systems, Inc.*                      89
  1,450 Chicago Miniature Lamp, Inc.*                  49
  1,500 Coherent Communications Systems Corp.*         41
  1,500 Cohu, Inc.                                     53
  2,900 Commonwealth Energy System                     83
  3,800 Computer Products, Inc.*                       75
  3,500 Credence Systems Corp.*                        94
  3,009 CTS Corp.                                     102
  4,500 Cymer, Inc.*                                   86
  9,850 Delmarva Power & Light                        208
  1,000 Digital Lightwave, Inc.*                       21
  6,000 Digital Microwave Corp.*                       95
  3,900 DII Group*                                     87
  7,400 EG&G, Inc.                                    145
  1,284 Electro Rent Corp.*                            48
  1,400 Electro Scientific Industries, Inc.*           58
  1,000 Eltron International, Inc.*                    31
  1,300 Encore Wire Corp. *                            45
  2,400 ESS Technology, Inc.*                          24
  1,800 Essex International, Inc.*                     58
  1,400 Esterline Technologies Corp.*                  50
  2,300 FEI Company*                                   38
  6,578 Flowserve Corporation                         177
  2,800 General Cable Corp.                            96
  3,100 General DataComm Industries, Inc.*             16
  1,500 Geotel Communications Co.*                     27
  9,700 Glenayre Technologies, Inc.*                  105

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                              Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--CONTINUED
  4,900 Griffon Corp.*                          $     76
  1,400 HADCO Corp.*                                  87
  3,010 Harman International Industries, Inc.        152
  1,800 Holophane Corp.*                              41
  3,200 Hutchinson Technologies, Inc.*                76
  1,600 Imnet Systems, Inc.*                          26
 12,900 Integrated Device Technology, Inc.*          131
  3,000 Inter-Tel, Inc.*                              63
  7,800 Interdigital Communications Corp.*            34
  2,600 Intervoice, Inc.*                             25
    500 JPM Company                                   12
  3,000 Juno Lighting, Inc.                           58
  2,600 Kuhlman Corp.                                 92
    900 Lecroy Corp.*                                 34
  4,000 Lincoln Electric Co.                         149
  3,000 Littelfuse, Inc.*                             83
  3,100 Lojack Corp.*                                 43
  5,700 LTX Corp.*                                    32
  3,400 Magnetek, Inc.*                               71
  4,550 Methode Electronics, Inc., Class A            74
  1,900 Micrel, Inc.*                                 66
  1,100 Moog, Inc., Class A*                          40
  3,100 MRV Communications, Inc.*                     88
    800 National Presto Industries, Inc.              31
  1,700 Natural Microsystems Corp.*                   81
  2,400 North Pittsburgh Systems                      42
  2,878 Northwestern Public Service Co.               60
  2,840 Oak Industries, Inc.*                         79
    400 Optical Cable Corp.*                           4
  5,800 Pagemart Wireless, Inc., Class A*             57
 16,500 Paging Network, Inc.*                        199
  1,300 Perceptron, Inc.*                             29
  5,600 Picturetel Corp.*                             49
  4,237 Pioneer Standard Electronics, Inc.            70
    700 Powerwave Technologies, Inc.*                 17
  4,100 Premisys Communications, Inc.*               113
  2,475 PriCellular Corp.*                            27
  4,900 Ramtron International Corp.*                  32
  3,200 Robotic Vision Systems, Inc.*                 44
  1,800 Rofin-Sinar Technologies, Inc.*               27
  2,800 Sammina Corp.*                               190
  2,100 SDL, Inc.*                                    35
  1,400 Sheldahl, Inc.*                               21
  5,000 Silicon Valley Group, Inc.*                  119
  1,600 Siliconix, Inc.*                              77
  1,100 Sipex Corporation*                            34
  1,700 Spectrian Corp.*                              35
  1,000 Speedfam International, Inc.*                 26
  1,100 SPS Transaction Services, Inc.*               24
  1,300 Standard Motor Products, Inc.                 26
  1,700 Stanford Telecommunications, Inc.*            38
  1,000 Superior Telecom, Inc.*                       38
  2,000 Supertex, Inc.*                               25

 Shares  Description                             Value
--------------------------------------------------------
   2,600 Symetricon, Inc.*                      $     33
   2,300 Technitrol, Inc.                             73
   1,600 Tekelec*                                     61
     500 Thermedics Detection, Inc.*                   5
   2,900 Thermedics, Inc.*                            46
     500 Thermo Optek Corp.*                           9
     600 Thermoquest Corporation *                    10
     500 ThermoSpectra Corp.*                          5
   1,700 Thomas Industries, Inc.                      54
   1,300 Triquint Semiconductor, Inc.*                26
   1,600 Triumph Group, Inc.*                         52
   3,000 Ultratech Stepper, Inc.*                     74
   5,400 Uniphase Corp.*                             217
   3,800 Unitrode Corp.*                              71
   2,900 Valence Technology, Inc.*                    19
   1,300 Veeco Instruments, Inc.*                     52
   5,100 Vicor Corp.*                                144
   2,400 Westell Technologies, Inc., Class A*         40
   2,800 Windmere Corp.                               68
   1,700 Woodhead Industries, Inc.                    33
   3,000 World Access, Inc.*                          74
   1,000 Yurie Systems, Inc.*                         25
   4,547 Zenith Electronics Corp.*                    35
   3,250 Zilog, Inc.*                                 62
   1,500 Zygo Corp.*                                  32
   1,200 Zytec Corp.*                                 31
                                                --------
                                                   9,044
                                                --------
 FOOD AND BEVERAGES--2.0%
   5,000 Applebee's International, Inc.              106
   6,700 Bob Evans Farms, Inc.                       134
   2,000 Boston Beer Co., Inc.*                       19
     963 California Water Service Co.                 52
   2,400 Canandaigua Brands, Inc., Class A*          115
   2,400 Canandaigua Wine Company, Inc.*             113
   1,600 Cheesecake Factory, Inc.*                    49
     400 Coca-Cola Bottling Co.                       25
   6,000 Coors (Adolph) Co., Class B                 216
   3,600 Dreyer's Grand Ice Cream, Inc.               87
   3,300 Earthgrains Co.                             143
   1,100 Fine Host Corp.*                             32
   6,100 Fleming Companies, Inc.                     101
   2,800 Great Atlantic & Pac Tea Co.                 86
   5,600 Host Marriott Services Corp.*                82
   3,500 Hudson Foods, Inc.                           66
   1,500 IHOP Corp.*                                  51
   2,700 International Multifoods Corp.               73
   2,800 Lance, Inc.                                  71
   3,400 Landry's Seafood Restaurants, Inc.*          96
   5,700 Lone Star Steakhouse Saloon, Inc.*          106
   3,800 Luby's Cafeterias, Inc.                      75
   2,100 Michael Foods, Inc.                          46
     600 Mondavi (Robert) Corp., Class A*             28
     700 National Beverage Corp.*                      7
   3,050 Papa Johns International, Inc.*             101
   2,400 Rainforest Cafe, Inc.*                       86

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                           Value
-----------------------------------------------------
  1,400 Rare Hospitality Intl, Inc.*         $     15
  7,600 Richfoods Holdings, Inc.                  208
  1,200 Riviana Foods, Inc.                        23
  2,600 Ruby Tuesday, Inc.*                        68
  7,600 Ryan's Family Steak Houses, Inc.*          67
  2,050 Sbarro, Inc.                               57
  7,000 Shoney's Inc.*                             31
  5,000 Smithfield Foods, Inc.*                   177
  3,160 Suiza Foods Corp.*                        184
    600 United Natural Foods, Inc.*                14
  1,200 Worthington Foods, Inc.                    28
                                             --------
                                                3,038
                                             --------
 FOOD AND MANUFACTURING--0.4%
  2,000 Dominick's Supermarkets, Inc.*             78
     98 Farmer Bros. Co.                           15
  1,950 Performance Food Group Co.*                41
  5,300 Ralcorp Holding, Inc.*                     90
  1,000 Sanderson Farms, Inc.                      12
  3,887 Savannah Foods & Industries, Inc.          69
    100 Seaboard Corp.                             36
  3,700 Smucker (J.M.) Co.                         92
    900 TurboChef, Inc.*                            9
  4,100 Universal Foods Corp.                     170
                                             --------
                                                  612
                                             --------
 FURNITURE AND FIXTURES--0.6%
  2,100 Bassett Furniture Industries, Inc.         62
  1,300 Bush Industries, Inc.                      34
  2,100 CORT Business Services Corp.*              70
  4,400 Ethan Allen Interiors, Inc.*              169
  9,200 Heilig-Meyers Co.                         119
  2,900 Kimball International, Inc.               116
  1,800 Knoll, Inc.*                               54
  2,500 La-Z-Boy Chair Co.                        108
  3,800 Royal Appliance Manufacturing Co.*         26
  2,400 Triangle Pacific Corp.*                    77
                                             --------
                                                  835
                                             --------
 GENERAL BUILDING CONTRACTORS--1.0%
  1,700 ABT Building Products Corp.*               31
  2,700 AMCOL International Co.                    65
  1,700 Blount, Inc.                               86
  3,158 D. R. Horton, Inc.                         56
  3,900 Eagle Hardware & Garden, Inc.*             66
  2,750 Fairfield Communities, Inc. *             127
  4,600 Fleetwood Enterprises                     164
  6,300 Kaufman & Broad Home Corp.                137
  1,700 N V R, Inc. *                              38
  1,000 NCI Building Systems, Inc.*                38
  7,450 Oakwood Homes                             224
  2,356 Palm Harbor Homes, Inc.*                   68
  2,400 Pulte Corp.                                97
  4,800 Standard Pacific Corp.                     65
  3,600 Toll Brothers, Inc.*                       87
  1,879 U.S. Home Corp.*                           70

 Shares Description                            Value
------------------------------------------------------
  2,400 Webb (Del E.) Corp.                   $     52
                                              --------
                                                 1,471
                                              --------
 GLASS, CLAY AND STONE PRODUCTS--0.6%
    600 Ameron, Inc.                                39
  4,900 Ball Corp.                                 189
  1,700 Centex Construction Products, Inc.*         52
  5,600 Gentex Corp.*                              139
  2,700 Medusa Corp.                               110
  1,390 Mikasa, Inc.                                19
  1,400 Photronics, Inc.*                           67
    700 Puerto Rican Cement Co.                     30
  3,600 Southdown, Inc.                            208
                                              --------
                                                   853
                                              --------
 HEALTH SERVICES--4.4%
  2,900 Access Health Marketing, Inc.*              86
  1,600 Alternative Living Services *               43
  1,700 American HomePatient, Inc.*                 35
  4,500 Apogee, Inc.                               100
  8,300 Apria Healthcare Group, Inc. *             131
  5,000 Arterial Vascular Engineer *               277
  2,300 ATL Ultrasound, Inc.                        99
  1,300 Atria Communities, Inc. *                   22
  1,300 Barr Labs, Inc.*                            47
  1,400 Bio-Rad Labs, Inc.*                         35
  1,800 Cardiothoracic Systems, Inc. *              11
  1,400 Carematrix Corporation *                    37
  4,200 Cerner Corp.*                              101
  1,000 Closure Medical Corporation *               25
  1,600 Compdent Corp.*                             33
  2,000 Cooper Companies, Inc. *                    78
  3,700 COR Therapeutics, Inc.*                     84
  9,250 Covance, Inc. *                            168
  5,300 Creative BioMolecules, Inc.*                41
  2,000 Curative Health Services, Inc.*             57
  3,223 Enzo Biochem, Inc.*                         52
  2,100 Fuisz Technologies, Ltd.*                   19
 12,000 Gensia, Inc.*                               61
  3,500 Graham Field Health PDS *                   52
  2,400 Gulf South Medical Supply, Inc.*            78
  3,700 Haemonetics Corp.*                          54
  2,021 Healthdyne Technologies, Inc.*              39
  1,943 HealthPlan Services Corp.*                  38
  2,400 Heartport, Inc. *                           54
  1,600 Henry Schein, Inc.                          56
  3,600 Human Genome Sciences, Inc.*               148
  1,900 I-STAT Corp.*                               35
  2,900 IDEC Pharmaceuticals Corp.*                101
  5,600 Idexx Laboratories, Inc. *                  89
    800 IDX Systems Corp.*                          24
 12,700 Imatron, Inc. *                             43
  3,200 Incyte Pharmaceuticals, Inc.*              129
  2,200 Inhale Therapeutic Systems*                 68
  6,448 Integrated Health Services                 196

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                 Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 HEALTH SERVICES--Continued
  4,500 Invacare Corp.                             $    104
    800 Lab Holdings, Inc.                               19
    400 Labone, Inc.                                      7
  7,600 Laboratory Corp. of American Holdings *          16
  1,400 Landauer, Inc.                                   37
  4,458 Ligand Pharmaceuticals, Inc.*                    57
  4,700 Magellan Health Services, Inc.*                 112
  3,700 Mariner Health Group, Inc.*                      54
  2,200 Martek Biosciences Corp.*                        25
  2,800 Maxicare Health Plans, Inc.*                     36
  1,700 Medical Resources, Inc. *                        15
  2,200 Medicis Pharmaceutical, Class A *                94
  2,100 Mediq, Inc *                                     21
  1,100 MiniMed, Inc.*                                   41
  1,800 MMI Cos., Inc.                                   43
  1,633 Morrison Health Care, Inc.                       29
  1,500 Myriad Genetics, Inc.*                           41
  5,300 Nabi, Inc. *                                     23
  2,500 National Surgery Centers, Inc.*                  63
  2,900 NCS Healthcare, Inc., Class A *                  77
  2,800 Neurex Corp.*                                    44
  1,900 Neurogen Corp.*                                  37
  5,000 Neuromedical Systems, Inc.*                      19
  9,800 Novacare, Inc. *                                121
  3,200 Nova Corp.*                                      86
  3,200 Oakley, Inc. *                                   30
  2,100 Oec Medical Systems, Inc. *                      45
  2,900 OIS Optical Imaging Systems, Inc.*                5
    900 Oxigene, Inc. *                                  16
  4,000 Paracelsus Healthcare Corp. *                    22
  2,810 Paragon Health Network, Inc. *                  146
  2,600 PathoGenesis Corp.*                              92
  1,600 Pediatrix Medical Group*                         71
    900 Perclose, Inc.*                                  18
 10,700 Perrigo Co.*                                    152
  1,100 PHP Healthcare Corp.*                            18
  6,200 Physician Sales & Service *                     141
  2,600 Prime Medical Services, Inc.*                    34
  2,300 Psychemedics Corp.                               14
  4,800 Quest Diagnostics, Inc. *                        78
  3,600 Renal Care Group, Inc. *                        114
  3,700 Renal Treatment Centers, Inc. *                 123
  1,200 RES-CARE, Inc.*                                  28
  5,200 Rexall Sundown, Inc.*                           124
    600 RightChoice Managed Care, Inc., Class A*          6
  1,900 Rural/Metro Corp.*                               64
  1,400 Sabratek Corp. *                                 37
  2,700 Safeskin Corp.*                                 129
  2,400 Serologicals Corp.*                              53
  6,880 Sun Healthcare Group, Inc.*                     148
  1,500 Sunrise Assisted Living, Inc. *                  54
  3,000 Thermo Cardiosystems, Inc. *                     58
  2,300 Thermolase Corp. *                               32

 Shares Description                              Value
--------------------------------------------------------
  6,333 Total Renal Care Holdings *             $    164
  1,000 Trex Medical Corp. *                          14
  2,200 Triangle Pharmaceuticals, Inc. *              40
  3,000 Twinlab Corporation *                         55
  1,400 Universal Health Realty Income Trust          29
  3,100 Veterinary Centers of America, Inc.*          39
  2,300 Vical, Inc.*                                  32
  2,221 Vitalink Pharmacy Services, Inc.*             53
  5,300 Vivus, Inc.*                                 119
  4,500 Zila, Inc.*                                   28
                                                --------
                                                   6,492
                                                --------
 HEAVY CONSTRUCTION--0.5%
  2,300 American Residential Services                 31
  5,900 Dal-Tile International, Inc. *                64
  2,150 Elcor Corp.                                   52
  2,100 Florida Rock Industries, Inc.                 55
  1,500 Giant Cement Holdings, Inc. *                 37
  1,950 Granite Construction, Inc.                    45
  7,003 Lennar Corp.                                 146
  1,800 Lone Star Industries, Inc.                    94
    400 Mestek, Inc. *                                 7
  2,091 Morrison Knudsen Corp.*                       21
  1,500 Nortek, Inc. *                                37
  1,500 Republic Group, Inc.                          29
  1,400 Synthetic Industries, Inc. *                  41
  2,500 TJ International, Inc.                        62
    300 Watsco, Inc.                                   8
                                                --------
                                                     729
                                                --------
 INDUSTRIAL INSTRUMENTS--2.6%
  3,500 Acuson Corp.*                                 67
  3,000 ADAC Laboratories *                           63
  3,300 Alkermes, Inc.*                               65
  1,100 Analogic Corp.                                41
  2,200 Arrow International, Inc.*                    77
  4,600 Ballard Medical Products                     106
  2,600 Barnett, Inc.*                                53
  1,700 Biomatrix, Inc.*                              50
  2,300 Buckeye Cellulose Corp.*                     101
  5,800 Cincinnati Milacron, Inc.*                   171
  1,800 Circon Corp.*                                 27
  3,100 CNS, Inc. *                                   24
  5,400 Cognex Corp.*                                144
  1,800 Coherent, Inc.*                               68
  2,150 Commercial Intertech Corp.                    38
  2,450 CONMED Corp.*                                 58
    976 Cubic Corp.                                   29
  2,500 Cytyc Corp.*                                  54
  2,400 Daniel Industries, Inc.                       45
  2,200 Datascope Corp.*                              56
  1,900 Dionex Corp.*                                 95
  3,400 Etec Systems, Inc. *                         156
  4,100 Ferro Corp.                                  157
  3,300 Fisher Scientific International, Inc.        158
  2,300 Fluke (John) Manufacturing Co., Inc.*         55

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                 Value
-----------------------------------------------------------
  4,300 Genrad, Inc.*                             $     114
  4,700 Gilead Sciences, Inc.*                          162
    875 Hach Co.                                         10
  1,800 Hologic, Inc.*                                   47
  4,200 Kennametal, Inc.                                221
    900 Lunar Corp.*                                     20
  2,300 Marquette Medical Systems, Inc.*                 52
  3,300 Mascotech, Inc.                                  57
  3,964 Mentor Corp.                                    135
    600 Mine Safety Appliances Co.                       40
  1,500 MTS Systems Corp.                                58
  2,800 Physio-Control International Corp.*              44
  1,900 Possis Corp.*                                    27
  3,200 Respironics, Inc.*                               86
  2,600 SangStat Medical Corp.*                          91
  1,600 Spine-Tech, Inc. *                               53
  1,800 Staar Surgical Co.*                              31
  1,100 Starrett (L.S.) Co.                              42
  2,800 Sunrise Medical, Inc.*                           44
  1,000 Tech-Sym Corp.*                                  30
  2,650 TECNOL Medical Products, Inc.*                   58
  1,800 Theragenics Corp.*                               72
  2,500 Theratech, Inc.*                                 26
  3,600 Trimble Navigation, Ltd.*                        76
    900 Vital Signs, Inc.                                18
  1,296 Watkins-Johnson Co.                              41
  2,500 Watsco, Inc.                                     65
  2,400 X-Rite, Inc.                                     46
  1,700 Zoltek Companies, Inc.*                          63
                                                  ---------
                                                      3,787
                                                  ---------
 INSURANCE SERVICES--3.8%
  2,000 Acceptance Insurance Cos., Inc.*                 49
  3,000 Alfa Corp.                                       49
  2,375 Allied Group, Inc.                               97
  1,424 American Annuity Group, Inc.*                    30
  1,450 American Heritage Life Investment Corp.          53
  3,700 Amerin Corp.*                                    86
    800 Amerus Life Holdings, Class A                    26
  2,200 Amvestors Financial Corp.                        48
  3,100 Argonaut Group, Inc.                            103
  1,900 Baldwin & Lyons, Inc.                            46
  3,700 Berkley (W.R.) Corp.                            154
  1,700 Blanch (E.W.) Holdings, Inc.                     59
  1,700 Capital RE Corp.                                 95
  1,400 Capitol Transamerica Corp.                       33
  1,300 Chartwell Re Corporation                         44
  1,100 Citizens Corporation                             32
  2,000 CNA Surety Corporation *                         29
  3,200 Commerce Group, Inc.                            100
  5,300 Coventry Corp.*                                  79
  2,399 Delphi Financial Group, Inc.*                    96
  2,100 Enhance Financial Services Group, Inc.          117
  1,700 Executive Risk, Inc.                            111
  2,700 FBL Financial Group, Inc., Class A              107

 Shares Description                                      Value
----------------------------------------------------------------
  4,974 FINL Security Assurance Holdings, Inc.          $    218
  1,600 First American Financial, Corp.                       98
  1,200 Foremost Corp. of America                             73
  3,612 Fremont General Corp.                                166
  4,068 Frontier Insurance Group, Inc.                        98
  3,085 Gainsco, Inc.                                         26
  2,600 Gallagher (Arthur J.) & Co.                           93
  1,500 Guarantee Life Companies, Inc.                        37
    500 Guaranty National Corp.                               18
  2,000 Harleysville Group, Inc.                              46
  4,200 Hartford Life, Class A                               161
  4,900 HCC Insurance Holdings, Inc.*                         92
  2,400 Highlands Insurance Group, Inc.*                      68
  2,100 Hilb, Rogal & Hamilton Co.                            40
  3,200 HSB Group, Inc.                                      166
  3,300 International Alliance Services, Inc.*                48
  4,100 John Alden Financial Corp.                           110
    600 Kansas City Life Insurance Co.                        50
  1,400 Life Reinsurance Corp.                                80
  2,800 Life USA Holding, Inc.*                               47
    700 Markel Corp.*                                        108
    900 Meadowbrook Insurance Group, Inc.                     21
  3,300 Medical Assurance, Inc.*                              94
  2,300 NAC Re Corp.                                         103
    300 National Western Life Insurance Co.*                  28
    600 Nationwide Financial Services, Class A                21
    700 Nymagic, Inc.                                         18
  4,480 Orion Capital Corp.                                  202
    900 Penn Treaty American Corp.*                           29
  4,300 Penncorp Financial Group, Inc.                       145
    900 Philadelphia Consolidated Holding Corporation         15
  1,050 Poe & Brown, Inc.                                     44
  4,000 Presidential Life Corp.                               81
  1,951 PXRE Corp.                                            58
  6,100 Reinsurance Group of America, Inc.                   260
  1,914 Reliastar Financial Corp.                             71
  2,700 Risk Capital Holdings, Inc.*                          62
  1,165 RLI Corp.                                             51
  2,100 Scpie Holdings, Inc.                                  59
  2,300 Selective Insurance Group, Inc.                      116
  2,500 Sierra Health Services, Inc.*                         91
  1,650 State Auto Financial Corp.                            41
  1,200 Titan Holdings, Inc.                                  25
  1,950 Trenwick Group, Inc.                                  72
  2,100 Triad Guaranty, Inc.                                  62
  4,120 United Cos. Financial Corp.                           91
  1,150 United Fire & Casualty Co.                            50
  1,300 United Wisconsin Services, Inc.                       32
  2,000 Vesta Insurance Group, Inc.                          110
  1,800 Washington National Corp.                             60
  1,600 Zenith National Insurance Corp.                       43
                                                        --------
                                                           5,641
                                                        --------
 JEWELRY AND PRECIOUS METALS--0.0%
  1,500 Oneida Ltd.                                           56
                                                        --------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                              Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 LEATHER PRODUCTS--0.2%
  2,900 Brown Group, Inc.                       $     47
  2,700 Justin Industries, Inc.                       39
    800 Timberland Co.*                               62
  2,300 Wolverine Tube, Inc.*                         73
                                                --------
                                                     221
                                                --------
 LUMBER AND WOOD PRODUCTS--0.1%
    850 Halter Marine Group, Inc.*                    24
  5,600 Newport News Shipbuilding*                   136
  2,200 Pope & Talbot, Inc.                           36
                                                --------
                                                     196
                                                --------
 MACHINERY--2.6%
  2,800 Aftermarket Technology Corp.*                 57
    600 Ag-Chem Equipment Co., Inc.*                  10
  1,300 Alamo Group, Inc.                             27
  1,700 Allied Products Corp.                         41
  1,400 Asyst Technologies, Inc.*                     43
  1,800 Avondale Industries, Inc.*                    51
  1,800 Brown & Sharpe Mfg. Co., Class A *            18
  1,600 Cascade Corp.                                 29
  1,300 Chart Industries, Inc.                        30
  1,800 Columbus Mckinnon Corp.                       42
  2,266 Commercial Metals Co.                         75
  3,200 Donaldson Co., Inc.                          154
  1,100 DT Industries, Inc.                           31
  1,500 Excel Industries, Inc.                        29
  3,000 Figgie International Holdings, Inc.*          41
    668 Franklin Electric Co., Inc.                   37
  3,600 FSI International, Inc.*                      55
  1,200 Gardner Denver Machinery, Inc. *              45
  1,400 Gleason Corp.                                 36
  3,600 Global Industrial Technologies, Inc.*         64
  1,997 Graco, Inc.                                   71
  4,800 Hayes Wheels Intl., Inc. *                   143
  2,700 Helix Technology Corp.                        64
  1,000 Hirsch International Corp., Class A *         20
  4,725 IDEX Corp.                                   157
  6,800 Imation Corp. *                              119
  3,000 Indentix, Inc.                                30
  2,700 Integrated Process Equipment Corp.*           58
  2,600 Ionics, Inc.*                                 96
  7,000 JLG Industries, Inc.                          90
  5,300 Kaydon Corp.                                 175
  3,600 Kulicke & Soffa Industries, Inc.*             99
  1,500 Lindsay Manufacturing Co.*                    61
  2,825 Manitowoc Co., Inc.                           94
  8,300 Marine Drilling Co., Inc.*                   189
  9,600 Mentor Graphics Corp. *                       91
  3,600 Modine Manufacturing Co.                     122
  3,450 Mohawk Industries, Inc.*                     104
  2,300 Nordson Corp.                                121
  2,300 Omniquip International, Inc.                  44
  1,600 Osmonics, Inc.*                               23

 Shares Description                                Value
----------------------------------------------------------
    599 Pilgrims Pride Corp.                      $     10
  3,400 Regal-Beloit Corp.                              92
  2,300 Rexel, Inc.*                                    52
  1,248 Robbins & Myers, Inc.                           48
  5,000 Roper Industries, Inc.                         144
  1,800 Specialty Equipment Cos., Inc.*                 28
  2,200 SPX Corp.                                      150
  3,800 TBC Corp. *                                     38
  1,800 Terex Corp. *                                   37
  1,200 Thermadyne Holdings Corp. *                     36
  1,900 Thermo Fibertek, Inc. *                         22
  3,125 Titan International, Inc.                       63
  1,900 Toro Co.                                        84
    700 Tractor Supply Co.*                             11
  2,700 Varco International, Inc.*                     138
                                                  --------
                                                     3,839
                                                  --------
 MANUFACTURING--GENERAL--1.0%
    700 Bacou U.S.A., Inc.*                             12
  3,280 Brady (W.H.) Co.                               101
  1,000 Consolidated Cigar Holdings, Inc. *             28
  2,550 Cuno, Inc. *                                    43
  1,100 DBT Online, Inc. *                              28
  6,500 First Brands Corp.                             167
  9,000 Furniture Brands International, Inc.*          176
  2,800 General Cigar Holdings, Inc.                    66
      1 General Cigar Holdings, Inc., Class B *          0
  3,000 Hexcel Corp.*                                   76
  2,300 Innovex, Inc.                                   53
  1,300 Insilico Corp.*                                 45
  2,000 Jabil Circuit, Inc.*                            96
  6,300 Kemet Corp.*                                   149
  1,000 Matthews International Corp., Class A           43
  4,600 Polymer Group, Inc. *                           45
  1,500 Rockshox, Inc. *                                13
  2,600 Samsonite Corp.*                                94
  2,400 Seattle Filmworks, Inc.*                        24
    800 Simpson Manufacturing Co.*                      28
  1,700 Toy Biz, Inc.*                                  15
  2,600 Tracor, Inc.*                                   73
    700 Tremont Corp.*                                  40
    700 Trigen Energy Corp.                             16
  1,800 U. S. Can Corporation *                         30
    500 Wesley Jessen Visioncare *                      15
  2,400 Westinghouse Air Brake Co.                      55
  2,800 Wireless Telecom Group, Inc.                    20
                                                  --------
                                                     1,551
                                                  --------
 MERCHANDISE--GENERAL--0.8%
  2,100 Action Performance Companies, Inc.*             61
    500 Aep Industries, Inc. *                          15
  4,700 American Pad & Paper Co. *                      68
  3,900 Amerisource Corp.*                             253
    800 Amscan Holdings, Inc. *                         13
  3,000 Central Garden & Pet Co. *                      85
  3,000 Church & Dwight Co., Inc.                       87

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                               Value
---------------------------------------------------------
  1,600 Cross (A.T.) Co.                         $     17
  3,100 Department 56, Inc.*                           90
  1,400 Hunt Corp.                                     30
  6,300 Jostens, Inc.                                 151
  2,500 Libbey, Inc.                                   99
  4,400 Playtex Products, Inc.*                        43
  3,000 Silgan Holdings, Inc. *                       104
                                                 --------
                                                    1,116
                                                 --------
 METAL MINING--0.3%
  1,700 Cleveland Cliffs, Inc.                         73
  3,500 Coeur D'Alene Mines Corp. *                    30
  3,900 Freeport-McMoran Copper and Gold, Inc.        123
  4,317 Getchell Gold Corp.*                          113
  8,900 Hecla Mining Co.*                              44
  2,900 Stillwater Mining Co. *                        53
                                                 --------
                                                      436
                                                 --------
 METAL PRODUCTS--1.1%
  1,200 Alltrista Corp.*                               35
  7,800 Amax Gold, Inc.*                               17
  3,000 Applied Industrial Tech, Inc.                  85
  2,900 Aptargroup, Inc.                              165
  1,700 Barnes Group, Inc.                             44
  1,050 Butler Manufacturing Co.                       36
  3,200 Century Aluminum Company                       47
  1,400 Chase Brass Industries, Inc.*                  34
  1,100 Citation Corp.*                                19
  2,600 Clarcor, Inc.                                  77
  2,300 Commonwealth Industrial, Inc.                  38
  5,600 Equitable Resources                           181
  2,500 Material Sciences Corp.*                       37
  1,400 Maverick Tube Corp. *                          40
  4,700 Miller Industries, Inc.*                       46
  1,900 NN Ball & Roller, Inc.                         16
  2,600 Oregon Metallurgical Corp.*                    84
    700 Penn Engineering & Manufacturing Corp.         18
  2,200 Quanex Corp.                                   65
    800 Ryerson Tull, Inc., Class A *                  12
  1,500 Shaw Group, Inc. *                             37
    600 Special Metals Corp. *                         11
  1,628 SPS Technologies, Inc.*                        71
  2,700 Titanium Metals Corporation *                  83
  2,900 TriMas Corp.                                   90
  2,900 Watts Industries, Inc., Class A                74
  3,100 Wyman-Gordon Co.*                              66
  2,000 Zero Corp.                                     56
                                                 --------
                                                    1,584
                                                 --------
 MINING, QUARRYING OF NONMETALLIC MINERAL--0.2%
  2,500 Cliff's Drilling Co.*                         139
  2,300 RMI Titanium Corp.*                            55
  2,600 Zeigler Coal Holding Co.                       41
                                                 --------
                                                     235
                                                 --------

 Shares Description                                   Value
-------------------------------------------------------------
 MISCELLANEOUS INVESTING INSTITUTIONS--1.6%
  5,524 BRE Properties, Inc.                         $    159
  3,800 Burnham Pacific Properties, Inc.                   54
  8,375 Capstead Mortgage Corp.                           211
  7,804 Champion Enterprises, Inc.*                       150
  1,300 Corus Bankshares, Inc.                             45
  6,600 Franchise Finance Corp.                           175
  9,600 Geotek Communications, Inc.*                       19
  2,808 Horizon Group, Inc. *                              33
  3,700 Hospital Properties Trust                         132
  4,800 IRT Property Co.                                   58
    800 John Nuveen and Company, Inc.                      29
  3,000 Koger Equity, Inc.                                 63
  3,600 LTC Properties, Inc.                               74
  2,559 MAF Bancorp, Inc.                                  83
  2,200 Meridian Industrial Trust, Inc.                    51
  6,100 Merry Land & Investment Co., Inc.                 143
  2,200 MGI Properties, Inc.                               51
  7,800 Mid Atlantic Medical Services, Inc.*              104
  6,199 Patriot American Hospitality, Inc.                194
    900 PEC Israel Economic Corp.*                         18
  1,604 Peoples First Corp.                                58
  4,800 Reckson Associates Realty Corp.                   128
  2,400 Redwood Trust, Inc.                                61
  2,200 Seacor Holdings, Inc.*                            123
  4,300 Smith, (Charles E.)
         Residential Realty, Inc.                         148
  1,800 Trans Financial Bancorp, Inc.                      62
                                                     --------
                                                        2,426
                                                     --------
 NATURAL GAS TRANSMISSION--1.2%
  4,750 Atmos Energy Corp.                                126
  2,200 Bay State Gas Co.                                  65
  1,400 Colonial Gas Co.                                   35
  1,500 Connecticut Energy Corp.                           39
  1,700 CTG Resources, Inc.                                41
  3,100 Eastern Enterprises                               125
  2,000 Energen Corp.                                      76
 15,800 Kelley Oil and Gas Corp.*                          46
  2,800 Laclede Gas Co.                                    72
  1,600 NUI Corp.                                          39
  3,800 Oneok, Inc.                                       142
  4,776 Piedmont Natural Gas Co.                          156
  4,200 Primark Corp.*                                    142
  3,150 Public Service Co. of North Carolina, Inc.         64
  2,757 Tejas Gas Corp.*                                  169
  5,300 UGI Corp.                                         147
  7,000 Washington Gas Light Co.                          188
  3,000 Wicor, Inc.                                       138
                                                     --------
                                                        1,810
                                                     --------
 OIL AND GAS--2.9%
  9,100 AGL Resources, Inc.                               179
    900 Aquila Gas Pipeline Corp.                          13
  1,700 Atwood Oceanics, Inc.*                             84
  5,040 Barrett Resources Corp.*                          149

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                             Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 OIL AND GAS--Continued
  1,400 Belco Oil & Gas Corp.*                 $     29
  5,000 Benton Oil & Gas Co.*                        72
  2,900 Berry Petroleum Co.                          54
  4,200 Brown (Tom), Inc.*                           92
  3,300 Cabot Oil & Gas Corp.                        68
  3,100 Calmat Co.                                   81
    800 Carbo Ceramics, Inc.                         26
  7,500 Chesapeake Energy Corp.                      58
  4,100 Coho Energy, Inc.*                           42
  3,900 Comstock Resources, Inc.*                    51
  3,600 Cross Timbers Oil Co.                        83
  3,600 Devon Energy Corp.                          140
    500 DLB Oil & Gas, Inc.*                          6
  2,000 Forcenergy, Inc.*                            62
  4,500 Forest Oil Corp.*                            72
 11,400 Grey Wolf, Inc.*                             71
 16,300 Harken Energy Corp.*                         91
  1,300 Houston Exploration Company*                 28
  2,400 HS Resources, Inc.*                          38
  1,100 Hugoton Energy Corp.*                        11
  3,600 Indiana Energy, Inc.                        101
  6,500 Input/ Output, Inc.*                        168
  3,800 KCS Energy, Inc.                             90
  1,900 Key Energy Group, Inc.*                      46
  5,176 Meridian Resource Corp.*                     55
  5,800 National-Oilwell, Inc.*                     184
  2,900 New Jersey Resources                        101
  1,100 North Carolina Natural Gas                   36
  3,600 Northwest Natural Gas Co.                   101
  3,200 Nuevo Energy Co.*                           133
  1,800 Ocean Energy, Inc.*                         101
  3,700 Oceaneering International, Inc.*             76
 11,000 Parker Drilling Co.*                        145
  1,800 Patterson Energy, Inc.*                      66
  1,500 Pennsylvania Enterprises, Inc.               38
  2,700 Plains Resources, Inc.*                      45
  3,100 Pool Energy Services Co.*                    80
  6,900 Pride International, Inc.*                  191
  5,700 Quaker State Corp.                           88
  1,000 Rutherford-Moran Oil Corp.*                  20
  2,093 Semco Energy, Inc.                           36
  4,200 Snyder Oil Corp.                             83
  1,220 South Jersey Industries                      31
  1,380 Southern Union Company*                      35
  4,400 Southwest Gas Corp.                          82
  4,000 Southwestern Energy Company                  47
  1,800 St Mary Land & Exploration                   74
  2,720 Swift Energy Co.*                            59
  5,200 Titan Exploration, Inc.*                     62
  7,000 Tuboscope Vetco International Corp.*        172
  3,900 Unit Corp.*                                  43
  5,200 Vintage Petroleum, Inc.                     101

 Shares Description                             Value
-------------------------------------------------------
  3,300 Western Gas Resources, Inc.                  75
                                               --------
                                                  4,365
                                               --------
 ORDNANCE AND ACCESSORIES--0.0%
  3,100 Sturm Ruger & Co., Inc.                $     56
                                               --------
 OTHER SERVICES--1.8%
  1,300 Abacus Direct Corp.*                         54
  3,700 ADR Information Services, Inc.*              89
  9,150 Acnielsen Corp.*                            205
    800 Administaff, Inc.                            18
  2,600 Apac Teleservices, Inc.*                     36
  1,400 Applied Analytical Industries, Inc.*         17
  3,000 Budget Group, Inc., Class A*                107
  1,400 Caribiner Intl., Inc.*                       59
    800 Central Parking Corp.                        46
    400 Christiana Companies*                        15
  1,000 CKS Group, Inc.*                             13
  1,600 Coinmach Laundry Corp.*                      32
    800 Computer Learning Centers*                   44
  5,307 Concentra Managed Care, Inc.*               180
  1,400 Education Management Corp.*                  35
  1,000 Firearms Training Systems*                    6
  3,500 FPA Medical Management, Inc.*                90
  4,100 Franklin Covey Co.*                          87
  2,650 Kelly Services, Inc., Class A                77
  1,600 McGrath Rentcorp                             35
 11,700 Medaphis Corp.*                              59
  1,700 Medquist, Inc.*                              44
  1,600 Memberworks, Inc.*                           29
    600 Metzler Group, Inc.*                         23
  2,300 Moneygram Payment Systems, Inc.*             30
  1,100 National Processing, Inc.*                   11
    700 NCO Group, Inc.*                             27
  8,100 Ogden Corp.                                 216
  3,800 Physicians Reliance Network*                 37
  1,400 Pixar, Inc.*                                 32
  1,300 Profit Recovery Group International*         20
  1,100 Quick Response Services, Inc.*               39
  1,180 Registry, Inc.*                              52
  1,400 Rental Service Corp.*                        35
  3,300 Rollins, Inc.                                67
     24 Score Board, Inc.                             0
  1,500 Service Experts, Inc.*                       41
  1,200 Sovran Self Storage, Inc.                    37
  2,200 Staffmark, Inc.*                             77
    850 Strayer Education, Inc.                      29
    500 Superior Consultant Holdings*                15
  2,500 Trico Marine Services, Inc.*                 70
  6,800 Trigon Healthcare, Inc.*                    174
  1,600 U S Rentals, Inc.*                           41
    400 Vincam Group, Inc.*                          14
  1,600 Wackenhut Corrections Corp.*                 45
  5,800 Walter Industries, Inc.*                    115
  1,500 Whittman-Hart, Inc.*                         49
                                               --------
                                                  2,673
                                               --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                 Value
-----------------------------------------------------------
 PAPER PRODUCTS--0.6%
  3,400 Chesapeake Corp.                           $    116
  1,900 Deltic Timber Corp.                              55
  8,500 Gaylord Container Corp.*                         58
  2,200 Greif Bros. Corp.                                73
  2,179 Mosinee Paper Corp.                              65
  1,700 Paragon Trade Brands, Inc. *                     38
  4,932 Paxar Corp.*                                     74
  5,570 Rock-Tenn Co.                                   113
  2,600 Schweitzer-Mauduit International, Inc.           92
  2,300 Shorewood Packaging Corp.*                       55
  1,900 Universal Forest Products, Inc.                  29
  4,500 Wausau Paper Mills Co.                           96
                                                   --------
                                                        864
                                                   --------
 PERSONAL SERVICES--0.4%
  4,150 Bristol Hotel Co.*                              103
  2,900 Catalina Marketing Corp.*                       134
  1,900 CPI Corp.                                        35
  1,500 Equity Corp. International *                     32
  3,050 G & K Services, Inc.                            112
  4,100 Glatfelter (P.H) Co.                             78
  1,973 Marcus Corp.                                     56
  4,600 Red Roof Inns, Inc.*                             73
  1,400 Unifirst Corp.                                   36
                                                   --------
                                                        659
                                                   --------
 PETROLEUM PRODUCTS--0.4%
  3,300 Lomak Petroleum, Inc.                            57
  2,956 Louis Dreyfus Natural Gas Corp.*                 61
  5,200 Newfield Exploration, Inc.*                     121
 10,160 Newpark Resources, Inc.*                        203
    900 RPC, Inc.                                        24
  1,800 Seitel, Inc.*                                    69
  1,800 Stone Energy Corp.*                              52
  4,300 Tesoro Petroleum Corp.*                          71
                                                   --------
                                                        658
                                                   --------
 PRINTING AND PUBLISHING--1.0%
  1,950 American Business Products, Inc.                 40
  6,700 American Media, Inc., Class A *                  52
  2,600 Big Flower Press Holdings, Inc.*                 57
    900 CSS Industries, Inc.*                            30
  1,000 Devon Group, Inc.*                               42
  1,400 Express Scripts, Inc.*                           83
  2,600 Gibson Greetings, Inc.*                          61
  4,200 Golden Books Family Entertainment, Inc.*         39
  5,000 Harland (John H.) Co.                           103
  4,800 Houghton Mifflin Co. *                          179
  2,575 McClatchy Newspapers, Inc., Class A              74
  2,108 Merrill Corp.                                    42
  1,750 Nelson (Thomas), Inc.                            20
  1,900 New England Business Service, Inc.               60
  2,800 Playboy Enterprises, Inc.*                       38
  1,666 Pulitzer Publishing Co.                          91

 Shares Description                            Value
------------------------------------------------------
  2,000 Scholastic Corp.*                     $     76
  2,100 Standard Register Co.                       72
    400 Steck-Vaughn Publishing Corp.*               6
  7,500 Topps, Inc.*                                19
    400 Waverly, Inc.*                              17
  2,100 Wiley (John) & Sons, Inc.                   96
  6,100 World Color Press, Inc.*                   163
                                              --------
                                                 1,460
                                              --------
 PROFESSIONAL SERVICES--5.5%
  2,620 ABM Industries, Inc.                        73
  6,600 Acclaim Entertainment, Inc.*                27
  1,900 Activision, Inc.*                           30
  5,800 Acxiom Corp.*                              100
    600 Advent Software, Inc.*                      14
  3,925 Advo, Inc. *                                85
  5,800 Affiliated Computer Services, Inc.*        136
  2,300 Alternative Resources Corp.*                56
  2,600 AMERCO*                                     73
  5,300 American Oncology Resources, Inc.*          72
  2,374 Analysts International Corp.               113
  1,800 Arbor Software Corp.*                       54
  3,400 Aspen Technologies, Inc.*                  130
  5,000 Banta Corp.                                125
  1,600 Barra, Inc.*                                45
  4,700 BDM International*                         137
  3,500 BE Aerospace, Inc.*                        111
  2,100 Bell & Howell Co.*                          50
  2,500 Billing Information Concepts*              111
  4,100 Bisys Group, Inc.*                         131
    900 BRC Holdings, Inc.*                         37
  3,300 Broderbund Software, Inc.*                  96
  1,600 CDI Corp.*                                  66
  1,200 Ciber, Inc.*                                53
  4,100 Citrix Systems, Inc.*                      294
  3,300 Clarify, Inc.*                              35
  2,100 ClinTrials Research, Inc.*                  18
  4,400 Computer Horizons Corp.*                   145
  2,400 Computer Task Group, Inc.                   76
 10,200 Computervision Corp.*                       37
  4,500 COREStaff, Inc.*                           121
  4,100 CSG Systems International, Inc.*           152
  1,500 Documentum, Inc.*                           47
  4,200 Employee Solutions, Inc.*                   23
  1,500 Fair Isaac & Co.                            64
  3,200 Gerber Scientific, Inc.                     64
  8,500 Global Industries, Ltd.*                   136
    100 Grey Advertising, Inc.                      36
  2,600 HA-LO Industries, Inc.*                     66
  2,850 Harbinger Corp.*                            86
  1,900 HCIA, Inc.*                                 23
  1,850 Henry (Jack) & Associates, Inc.             47
  2,600 HNC Software, Inc. *                        82
    878 Holly Corp.                                 24
  2,500 HPR, Inc.*                                  66
  1,400 IKOS Systems, Inc.*                         11

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                   Value
-------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 PROFESSIONAL SERVICES--Continued
  1,700 Inacom Corp.*                                $     48
  1,700 Infocus Systems*                                   56
  1,500 Inso Corp.*                                        16
  2,500 Integrated Systems Consulting Group, Inc.*         39
  6,400 Interim Services, Inc.*                           181
  3,300 Intersolv, Inc.*                                   53
    500 Intevac, Inc.*                                      5
    900 Iron Mountain, Inc.*                               34
    750 ITT Educational Services, Inc.*                    16
  1,400 JDA Software Group, Inc.*                          43
  2,000 Landstar Systems, Inc.*                            52
  1,400 Layne Christensen Company*                         24
  1,600 Learning Tree International, Inc.*                 40
  2,800 Legato Systems, Inc.*                             107
  2,600 Manugistics Group, Inc.*                           91
  2,100 May & Speh, Inc.*                                  28
  4,650 MDU Resources Group, Inc.                         139
  3,700 National Health Investors, Inc.                   147
  2,150 National Instruments Corp.*                        58
  3,400 Network Equipment Technologies, Inc.*              50
  1,100 NHP, Inc.*                                         32
  1,550 Nichols Research Corp.*                            36
  2,200 Nimbus CD International, Inc.*                     22
  2,200 Norrell Corp.                                      54
  6,000 Oak Technology, Inc.*                              50
  1,700 On Assignment, Inc.*                               40
  5,400 Orthodontic Centers of America, Inc.*              98
  1,900 Personnel Group of America, Inc.*                  69
  2,400 PhyMatrix Corp.*                                   35
  4,900 Physician Computer Network, Inc.*                  24
  4,900 Physician Resource Group, Inc.*                    28
  1,250 Pinkertons, Inc.*                                  29
  2,500 Policy Management Systems Corp.*                  162
  3,600 Pre-Paid Legal Services, Inc.*                    102
  3,400 Premiere Technologies, Inc.*                       81
  1,900 Progress Software Corp.*                           39
  1,600 Project Software & Development, Inc.*              31
  2,500 Protein Design Labs, Inc.*                        105
  5,400 PSINET, Inc.*                                      36
    900 Raptor Systems, Inc.*                              14
  3,300 Remedy Corp.*                                     144
  2,700 Romac International, Inc.*                         53
    500 Sapient Corp.*                                     26
  3,250 Scopus Technologies, Inc.*                         39
  7,500 Sitel Corp.*                                       70
  6,600 Sotheby's Holdings, Inc., Class A                 113
  1,000 SPSS, Inc.*                                        25
  5,400 Structural Dynamics Research Corp.*                90
  4,750 System Software Associates, Inc.*                  63
  2,600 Systems & Computer Technology Corp.*              122
  3,300 Systemsoft Corp.*                                  24
  2,500 Telxon Corp.                                       61
    750 Thermo Ecotek Corporation*                         10

 Shares Description                                 Value
-----------------------------------------------------------
    565 Thermo TerraTech, Inc.*                    $      5
  1,550 Thermotrex Corp.*                                38
  6,900 Vanstar Corp.*                                   95
  1,500 Vantive Corp. *                                  36
  3,500 Veritas DGC, Inc.*                              140
  4,275 Veritas Software Corp.*                         187
  3,000 Viasoft, Inc.*                                  110
  2,100 VideoServer, Inc.*                               32
  2,700 Viewlogic Systems, Inc.*                         72
  3,700 Visio Corp.*                                    139
  1,700 VISX Corp.*                                      42
  1,300 Volt Information Sciences, Inc.*                 83
  2,097 Wackenhut Corp.                                  45
  3,125 Wind River Systems*                             121
  3,600 Xircom, Inc.*                                    38
  3,700 Yahoo!, Inc.*                                   189
  1,500 Zoran Corp.*                                     26
                                                   --------
                                                      8,130
                                                   --------
 REAL ESTATE--6.3%
  1,100 Alexandria Real Estate                           34
  2,300 Allied Capital Commercial                        74
  1,500 Ambassador Apartments, Inc.                      30
  2,400 Amercian General Hospitality Corporation         65
  3,400 American Health Properties, Inc.                 88
  1,812 American Homestar Corp.*                         25
  2,500 AMLI Residential Properties                      58
  5,700 Apartment Investment & Management Co.           202
  5,400 Arden Realty Group, Inc.                        164
  1,800 Associated Estates Realty Corp.                  41
  5,800 Avalon Properties, Inc.                         178
  1,100 Avatar Holdings, Inc.*                           31
  4,000 Bay Apartment Communities, Inc.                 160
  1,800 Bedford Property Investors                       37
  4,200 Berkshire Realty, Inc.                           48
  1,400 Boykin Lodging Company                           36
  3,503 Bradley Real Estate Trust                        71
  8,000 California Realty Corp.                         318
  5,064 Camden Property Trust                           166
  2,500 Capstone Capital Corp.                           59
  2,500 Castle & Cooke, Inc.*                            42
  1,700 CB Community Real Estate Services*               57
  3,500 CBL & Associates Properties, Inc.                84
  2,700 Centerpoint Properties Corp.                     89
  4,100 Chateau Communities, Inc.                       125
  2,300 Chelsea GCA Realty, Inc.                         87
  8,100 Choice Hotels Intl., Inc.*                      141
  4,000 Colonial Property Trust*                        115
  3,800 Commercial Net Lease Realty                      61
  7,500 Cornerstone Properties, Inc.                    145
  5,200 Cornerstone Realty Income Trust                  59
  3,700 Cousins Properties, Inc.                        112
  4,500 Crown American Realty Trust                      40
  3,100 Developers Diversified Realty Corp.             121
  6,700 Dynex Capital, Inc.                              93

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                   Value
-------------------------------------------------------------
  2,600 Eastgroup Properties                         $     56
  5,300 Equity Inns, Inc.                                  80
  2,000 Essex Property Trust, Inc.                         72
  3,300 Evans Withycombe Residential, Inc.                 82
  3,400 Excel Realty Trust, Inc.                          104
  6,300 Federal Realty Investment Trust                   159
  5,000 FelCor Suite Hotel, Inc.                          182
  5,800 First Industrial Realty Trust                     205
  4,400 First Union Real Estate                            65
  1,000 Forest City Enterprises, Inc.                      57
  3,100 Gables Residential Trust                           84
  5,600 General Growth Properties, Inc.                   207
  1,262 Getty Realty Corp.                                 24
  3,300 Glenborough Realty Trust, Inc.                     89
  3,500 Glimcher Realty Trust                              77
  2,000 Great Lakes REIT, Inc.                             38
  3,100 Grubb & Ellis Co. *                                39
  4,600 Health Care Property Investors, Inc.              182
  3,600 Health Care REIT, Inc.                             92
  2,700 Healthcare Realty Trust                            79
  7,300 Highwoods Properties, Inc.                        262
  1,300 Home Properties of New York, Inc.                  35
  2,100 Imperial Credit Mortgage Holdings                  37
  8,300 INMC Mortgage Holdings, Inc.                      188
  5,100 Innkeepers USA Trust                               82
  2,800 Irvine Apartment Communities, Inc.                 87
  2,500 JDN Realty Co.                                     78
  2,500 JP Realty, Inc.                                    63
  3,300 Kilroy Realty Corp.                                87
  6,600 Liberty Property Trust                            184
  4,200 LNR Property, Inc.                                 98
  3,800 Macerich Co.                                      103
  3,700 Manufactured Home Communities, Inc.               101
    900 Maxxam, Inc.*                                      42
  2,000 Mid-America Apartment Communities, Inc.            55
  3,600 Mills Corp.                                       100
  2,000 National Golf Properties, Inc.                     64
  6,700 Nationwide Health Properties, Inc.                158
  2,500 Oasis Residential, Inc.                            55
  3,100 Ocwen Asset Investment Corp.*                      56
  1,900 Pacific Gulf Properties, Inc.                      43
  1,200 Pennsylvania Real Estate Investmentt Trust         29
  4,868 Post Properties, Inc.                             188
  3,700 Prentiss Properties Trust                          96
  2,000 PRI Automation, Inc.*                              68
  2,000 Price Enterprises, Inc.                            36
  1,700 Price REIT, Inc.                                   67
  4,200 Prime Retail, Inc.                                 61
  4,100 Realty Income Corporation                         107
  3,500 Regency Realty Corp.                               93
  3,300 RFS Hotel Investors, Inc.                          63
  1,600 Saul Centers, Inc.                                 28
  4,500 Shurguard Storage Centers, Inc.                   124
  2,400 Storage Trust Realty                               60

 Shares Description                                Value
----------------------------------------------------------
  4,400 Storage USA, Inc.                         $    172
  3,300 Summit Property, Inc.                           68
  2,600 Sun Communities, Inc.                           95
  5,000 Sunstone Hotel Investors, Inc.                  88
  1,200 Tanger Factory Outlet Center                    35
  5,600 Taubman Centers, Inc.                           69
  3,100 Thornburg Mortgage Asset Corp.                  61
  2,500 Town & Country Trust                            44
  2,900 Trinet Corporate Realty Trust                  112
  2,700 Urban Shopping Centers, Inc.                    90
  2,400 Walden Residential Properties, Inc.             59
  5,800 Washington Real Estate Investment Trust         95
  2,800 Weeks Corp.                                     90
    700 Wellsford Residential Property Trust            11
  2,800 Western Investment Real Estate Trust            39
  2,600 Winston Hotels, Inc.                            36
                                                  --------
                                                     9,391
                                                  --------
 RECREATIONAL AND LEISURE SERVICES--1.6%
    700 AMC Entertainment, Inc.*                        15
  1,000 Anchor Gaming*                                  80
  4,800 Ascent Entertainment Group, Inc.*               52
  3,000 Authentic Fitness Corp.                         49
    737 Autotote Corp. Class A                           2
  7,300 Aztar Corp.*                                    51
    300 Bally's Grand, Inc.*                            15
  5,700 Boyd Gaming Corp.*                              41
  3,900 Capstar Hotel Company*                         146
  1,600 Carmike Cinemas, Inc.*                          50
  1,500 Coleman Co., Inc.*                              20
    600 Dover Downs Entertainment                       13
  1,400 Family Golf Centers, Inc.*                      40
  5,500 Florida Panthers Holdings, Inc.*               103
  2,900 Galoob (Lewis) Toys, Inc.*                      34
    900 GC Cos., Inc.*                                  39
  5,300 Grand Casinos*                                  70
  2,200 Hollywood Park, Inc.*                           43
  2,000 Homestead Village, Inc.*                        31
  3,500 Interstate Hotels Company*                     130
  2,317 K2, Inc.                                        64
  2,700 Lydall, Inc.*                                   55
  7,800 Malibu Entertainment Worldwide*                 28
  1,800 North Face, Inc.*                               39
  2,900 Panavision, Inc.*                               67
  1,100 Penn National Gaming, Inc.*                     13
    900 Penske Motorsports, Inc.*                       24
  1,800 Premier Parks, Inc.*                            70
  1,200 Primadonna Resorts, Inc.*                       20
  6,500 Prime Hospitality Corp.*                       124
    700 Quintel Entertainment, Inc.*                     4
  2,600 Rio Hotel & Casino, Inc.*                       54
  3,800 Sabre Group Holdings, Inc.*                     98
  1,400 Scientific Games Holdings Corp.*                29
  2,600 Showboat, Inc.                                  50
  2,400 Signature Resorts, Inc.*                        64
  1,300 Skyline Corp.                                   35

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                  Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 RECREATIONAL AND LEISURE SERVICES--Continued
  1,700 Sodak Gaming, Inc.*                         $     15
  2,000 Speedway Motorsports, Inc.*                       44
  3,500 Spelling Entertainment Group, Inc.*               30
  3,400 Station Casinos, Inc.*                            23
  1,600 Suburban Lodges of America*                       39
  2,633 Sunburst Hospitality Corp.*                       26
  1,600 Ticketmaster Group, Inc.*                         36
  3,600 Trump Hotels and Casino Resorts, Inc.*            31
  4,200 Vail Resorts, Inc.*                              111
    900 Vistana, Inc.*                                    20
  1,300 West Marine, Inc.*                                27
    600 White River Corp.*                                41
  2,900 WMS Industries, Inc.*                             67
                                                    --------
                                                       2,372
                                                    --------
 RESEARCH AND CONSULTING SERVICES--1.0%
  5,400 Advance Tissue Science, Inc.*                     69
  4,800 Agouron Pharmaceuticals, Inc.*                   184
  7,400 Bio-Technology General Corp.*                     93
  4,600 Columbia Laboratories, Inc.*                      63
    275 Computer Management Sciences, Inc.*                4
  7,300 Cytogen Corp.*                                    23
  2,100 Dames & Moore, Inc.                               26
    700 Data Processing Resources Corp.*                  16
  3,400 Jacobs Engineering Group, Inc.*                   90
  6,000 Liposome Technology, Inc.*                        36
  2,600 Mycogen Corp.*                                    51
  2,300 NeoPath, Inc.*                                    38
  3,350 NFO Research, Inc.*                               59
  1,900 OHM Corp.*                                        16
  2,900 Organogenesis, Inc.*                              99
  3,200 Parexel International Corp.*                     110
  2,745 Pharmaceutical Product Development, Inc.*         42
  5,900 Scios-Nova, Inc.*                                 45
  1,500 Spacelabs Medical, Inc.*                          32
  1,100 Stone & Webster, Inc.                             52
  5,050 Summit Technology, Inc.*                          33
  9,000 Symantec Corp.*                                  225
  3,900 U.S. Bioscience, Inc.*                            36
                                                    --------
                                                       1,442
                                                    --------
 RETAIL--4.9%
    800 99 Cents Only Stores                              28
  2,500 Aaron Rents, Inc.                                 42
  1,100 Abercrombie & Fitch Co., Class A*                 33
    470 Alexander's, Inc.*                                43
    900 Amazon Com., Inc.*                                45
  4,700 Americredit Corp.*                               130
  3,600 Ames Department Stores, Inc.*                     61
  4,100 AnnTaylor Stores, Inc.*                           58
  4,812 Apple South, Inc.                                 88
  4,500 Arbor Drugs, Inc.                                122
  5,500 Best Buy, Inc.*                                  160
  6,000 BJ'S Wholesale Club, Inc.                        175

 Shares Description                                  Value
------------------------------------------------------------
 12,550 Brinker International, Inc.*                $    185
    900 Brylane, Inc.*                                    47
    600 Buckle, Inc.*                                     20
  7,340 Buffets, Inc.*                                    65
  3,180 Burlington Coat Factory Warehouse*                59
  2,600 Carson Pirie Scott & Co.*                        134
  3,900 Cash America International, Inc.                  49
 17,000 Charming Shoppes, Inc.*                           83
  2,500 Circuit City Stores, Inc.*                        30
  6,800 CKE Restaurants, Inc.                            255
  7,250 Claire's Stores, Inc.                            164
  2,300 Cole National Corp.*                              79
  2,523 Consolidated Products, Inc.*                      49
  1,400 Cost Plus, Inc. of California*                    46
    800 Cross-Continent Auto Retailer*                     7
    268 Dart Group Corp.                                  31
    400 Delia*s, Inc.*                                     9
  2,600 Dress Barn, Inc*                                  67
  2,100 Einstein/Noah Bagel Corp.*                        15
  2,600 Fabri-Centers of America, Inc., Class A*          54
  4,900 Fedders Corp.                                     28
  7,400 Fingerhut Cos., Inc.                             154
  6,400 Foodmaker, Inc.*                                  99
  4,900 Footstar, Inc.*                                  147
  1,800 Friedmans, Inc., Class A*                         26
  2,900 Garden Ridge Corp.*                               44
  1,300 Genovese Drug Stores, Class A                     24
  2,400 Global Directmail Corp.*                          43
  1,000 Goody's Family Clothing, Inc.*                    33
  2,300 Guitar Center, Inc.*                              50
  4,000 Gymboree Corp.*                                  116
  3,500 Hancock Fabrics, Inc.                             49
  4,000 Hollywood Entertainment Corp.*                    35
  5,400 Homebase, Inc.*                                   45
  1,100 Ingles Markets, Inc.                              15
  1,900 International Dairy Queen, Inc., Class A*         50
  3,550 Just For Feet, Inc.*                              60
  1,200 Kenneth Cole Productions, Class A                 20
  2,400 Lands' End, Inc.*                                 85
  2,100 Linens 'N Things, Inc.*                           72
  4,900 Longs Drug Stores, Inc.                          143
  4,000 Mac Frugal's Bargains Close-Outs, Inc.*          172
  2,175 Men's (The) Warehouse, Inc.*                      76
  3,900 Michael's Stores, Inc.*                          126
  5,500 Micro Warehouse, Inc.*                            80
  3,600 National Media Corp.*                             15
  2,323 Natures Sunshine Products, Inc.                   51
  1,500 NPC International, Inc.*                          20
  1,900 Nu Skin Asia Pacific, Class A*                    38
  2,000 O'Reilly Automotive, Inc.*                        47
  2,150 Pacific Sunwear California*                       70
  1,800 Paul Harris Stores*                               38
  3,050 Petco Animal Supplies, Inc.*                      90
 10,852 Pier I Imports, Inc.                             243
  7,300 Proffitt's, Inc.*                                223

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                            Value
------------------------------------------------------
  2,000 Quality Food Centers, Inc.*           $    126
  2,500 Regis Corp.                                 59
  2,400 Renters Choice, Inc.*                       54
 16,100 Service Merchandise Co., Inc.*              54
  2,500 Shopko Stores, Inc.*                        53
  2,450 Showbiz Pizza Time, Inc.*                   53
  1,900 Sonic Corp.*                                53
  2,600 Spiegel, Inc., Class A*                     14
  5,100 Sports Authority, Inc.*                    100
  4,400 Stage Stores, Inc.*                        185
  2,800 Stanhome, Inc.                              72
  1,450 Stein Mart, Inc.*                           43
  7,800 Stride Rite Corp.                           93
  8,800 Sunglass Hut International*                 56
  1,100 Syms Corp.*                                 13
  1,900 Talbots, Inc.                               40
  2,600 The Finish Line, Class A*                   49
  1,300 Tuesday Morning Corp.*                      32
 20,484 U S Office Products Co.*                   407
  1,400 Ugly Duckling Corp.*                        13
  2,300 United Auto Group, Inc.*                    32
  1,500 Urban Outfitters, Inc.*                     26
  3,300 Valmont Industries, Inc.                    72
  1,500 Value City Department Stores, Inc.*         11
  1,800 Wet Seal, Inc.*                             53
  3,200 Whole Foods Market, Inc.*                  147
  3,100 Williams-Sonoma, Inc.*                     118
  1,700 Wilmar Industries, Inc.*                    45
  5,600 Zale Corp.*                                125
                                              --------
                                                 7,258
                                              --------
 RUBBER AND PLASTICS--0.5%
  2,100 ACX Technologies, Inc.*                     56
  4,300 Carlisle Cos., Inc.                        183
  2,300 Foamex International, Inc.*                 25
  1,500 Furon Co.                                   59
    700 Liqui-Box Corp.                             26
  2,194 Myers Industries, Inc.                      38
  2,400 O'Sullivan Corp.*                           31
  1,200 Rogers Corp.*                               49
  3,900 Sola International, Inc.*                  118
  2,200 Spartech Corp.                              36
  1,100 Tredegar Industries, Inc.                   72
  2,100 West Co., Inc.                              67
                                              --------
                                                   760
                                              --------
 SANITARY SERVICES--0.5%
 15,500 Allied Waste Industries, Inc.*             338
  2,700 Centennial Cellular Corp.*                  52
  9,600 Laidlaw Environment Services, Inc.*         43
  9,400 Safety-Kleen Corp.                         261
  3,100 Superior Services, Inc.*                    73
                                              --------
                                                   767
                                              --------

 Shares Description                         Value
---------------------------------------------------
 SERVICE INDUSTRY MACHINERY--0.2%
  2,000 Applied Power, Inc.*               $    122
  1,700 Scotsman Industries, Inc.                43
  1,400 Tennant Co.                              53
  2,062 Wynn's International, Inc.               67
                                           --------
                                                285
                                           --------
 SOCIAL SERVICES--0.2%
    447 Berlitz International, Inc.*             12
  4,400 DeVry, Inc.*                            118
  3,118 Omega Healthcare Investors, Inc.        113
                                           --------
                                                243
                                           --------
 STEEL PRODUCTS--1.2%
  1,900 Acme Metals, Inc.*                       24
  7,200 AK Steel Holdings, Inc.                 142
  1,400 Amcast Industrial Corp.                  35
 15,200 Armco, Inc.*                             81
  4,700 Birmingham Steel Corp.                   72
  2,500 Brush Wellman, Inc.                      59
  3,100 Carpenter Technology Corp.              146
    700 Chaparral Steel Co.                      11
    400 Curtiss Wright Corp.                     31
    500 Gibraltar Steel Corp.*                   10
  1,900 Handy & Harman                           43
  1,800 IMCO Recycling, Inc.                     28
  3,000 Intermet Corp.*                          56
  2,900 J & L Specialty Steel, Inc.              28
  3,500 Kaiser Aluminum Corp.*                   36
  3,300 Lone Star Technologies, Inc.*            96
  2,400 Lukens, Inc.                             40
  2,800 Mueller Industries, Inc.*               130
  3,400 National Steel Corp., Class B*           51
  3,500 Oregon Steel Mills, Inc.                 69
  1,350 Reliance Steel & Aluminum Co.            38
  1,100 Rouge Industries, Inc., Class A          17
    700 Shiloh Industries, Inc.*                 13
  1,900 Standex International Corp.              67
  5,900 Steel Dynamics, Inc.*                   109
  3,400 Texas Industries, Inc.                  158
  3,500 Transmontaigne Oil Co.*                  53
  3,700 UNR Industries, Inc.                     19
                                           --------
                                              1,662
                                           --------
 TEXTILES--0.5%
  3,000 Albany International Corp.               73
  9,900 Burlington Industries, Inc.*            144
  3,900 Cone Mills Corp.*                        31
  1,200 Culp, Inc.                               22
    700 Fab Industries, Inc.                     21
  1,900 Galey & Lord, Inc.*                      34
  3,097 Guilford Mills, Inc.                     78
  3,400 Interface, Inc.                         102
  3,900 Phillips-Van Heusen                      54
    800 Pillowtex Corp.                          21

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares and number of contracts)

 Shares Description                                Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 TEXTILES--Continued
  1,100 Quiksilver, Inc.*                         $     29
  4,500 Ruddick Corp.                                   92
  2,000 Springs Industries, Inc.                       101
                                                  --------
                                                       802
                                                  --------
 TRANSPORTATION PARTS AND EQUIPMENT--1.7%
  2,700 AAR Corp.                                      104
  1,500 Alliant Techsystems, Inc.*                      89
  3,550 Arctic Cat, Inc.                                37
  3,500 Arvin Industries, Inc.                         121
  2,500 Aviall, Inc.*                                   35
  1,500 Banner Aerospace, Inc.*                         14
  2,000 Borg Warner Automotive, Inc.*                   36
  2,200 Breed Technologies, Inc.                        44
      1 Chancellor Corp.*                                0
  2,500 Coachmen Industries, Inc.                       56
  9,800 Collins & Aikman Corp.*                         87
  1,200 Copart, Inc.*                                   21
  1,400 Detroit Diesel Corp.*                           32
    900 Ducommun, Inc.*                                 29
  2,500 Eaton Vance Corp.                               87
  2,700 Exide Corp.                                     64
  2,200 Fairchild Corp.*                                50
  5,700 Federal-Mogul Corp.                            234
  5,200 Gencorp, Inc.                                  130
  2,000 Huffy Corp.                                     30
  2,600 OEA, Inc.                                       81
  5,200 Orbital Sciences Corp.*                        133
  4,200 Polaris Industries, Inc.                       127
  1,700 Remec, Inc.*                                    40
  3,600 Rohr, Inc.*                                    110
  5,700 Rollins Truck Leasing Corp.                     96
  1,300 Sequa Corp.*                                    74
  2,600 Simpson Industries, Inc.                        30
  1,900 Smith (A.O.) Corp.                              81
  2,725 Standard Products Co.                           68
  5,000 Stewart & Stevenson Services, Inc.             108
  3,300 Superior Industries International, Inc.         86
    689 Thor Industries, Inc.                           22
  2,600 Tower Automotive, Inc.*                        102
  3,200 Wabash National Corp.                           91
  1,400 Walbro Corp.                                    20
  2,400 Winnebago Industries, Inc.                      18
                                                  --------
                                                     2,587
                                                  --------
 TRANSPORTATION SERVICES--1.9%
  4,950 Air Express International Corp.                141
  3,400 Airborne Freight Corp.                         216
  1,300 Airnet Systems, Inc.*                           26
  5,400 Airtran Holdings, Inc.*                         27
  2,300 Alaska Air Group, Inc.*                         86
  3,400 American Freightways, Inc.*                     49
  6,430 American West Holdings Corp.                   101
  3,300 Arnold Industries, Inc.                         59

 Shares Description                                     Value
---------------------------------------------------------------
  3,600 Asa Holdings, Inc.                             $    105
  1,400 Atlas Air, Inc.*                                     37
  1,900 Circle International Corp., Inc.                     48
  2,500 Coach USA, Inc.*                                     70
  3,500 Consolidated Freightways Corp.*                      55
  1,700 Covenant Transportation, Inc., Class A*              27
  1,200 Eagle USA Airfreight, Inc.*                          37
  3,900 Expeditors International of Washington, Inc.        151
    400 Florida East Coast Industries                        38
  3,500 Fritz Companies, Inc.*                               46
  7,400 Greyhound Lines, Inc.*                               29
  2,539 Heartland Express, Inc.*                             60
  3,500 Hunt (J.B.) Transportation Services, Inc.            57
  1,900 Hvide Marine, Inc., Class A*                         54
  3,900 Kirby Corp.*                                         72
    600 Kitty Hawk, Inc.*                                    11
    600 Knight Transportation, Inc.*                         16
  1,400 M.S. Carriers, Inc.*                                 34
  1,200 Mesaba Holdings, Inc.*                               26
  1,550 Midwest Express Holdings, Inc.*                      53
  2,800 Motivepower Industries, Inc.*                        74
  3,400 Offshore Logistics, Inc.*                            77
  6,200 OMI Corp.*                                           64
  4,300 Overseas Shipholding Group, Inc.                    104
  3,300 Pittston Burlington Group                            91
  2,000 Roadway Express, Inc.                                54
  2,100 Swift Transportation Co., Inc.*                      58
  7,900 Trans World Airlines, Inc.*                          60
  4,150 US Freightways Corporation                          127
  3,450 Werner Enterprises, Inc.                             74
  1,600 Wyndham Hotel Corp.*                                 68
  2,500 Xtra Corp.                                          131
  4,300 Yellow Corp.*                                       112
                                                       --------
                                                          2,825
                                                       --------
 WATER SUPPLY--0.3%
  1,100 Aquarion Co.                                         33
  4,025 Culligan Water Technologies, Inc.*                  180
  1,300 E'Town Corp.                                         46
  2,700 Philadelphia Suburban Corp.                          67
  1,460 Southern California Water Co.                        33
  4,252 United Water Resources, Inc.                         77
                                                       --------
                                                            436
                                                       --------
 WHOLESALE--1.1%
  1,000 Aviation Sales Company*                              36
  1,400 Bindley Western Industries, Inc.                     43
  4,000 Caraustar Industries, Inc.                          128
  4,200 Casey's General Stores, Inc.                         99
  1,756 Castle (A. M.) & Co.                                 41
  1,100 CDW Computer Centers, Inc.*                          65
  5,100 CHS Electronics, Inc.*                               96
  3,500 Compucom Systems, Inc.*                              36
    700 Daisytek International Corp.*                        27
  1,400 Discount Auto Parts, Inc.*                           26

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                             Value
--------------------------------------------------------
   5,400 Handleman Co.*                         $     36
   2,000 Hughes Supply, Inc.                          66
   2,200 JP Foodservice, Inc.*                        65
   2,900 Kaman Corp.                                  54
   4,500 Kent Electronics Corp.*                     150
   1,000 Lawson Products, Inc.                        30
   2,700 Marshall Industries*                         93
   2,450 Microage, Inc.*                              49
   1,800 Nash-Finch Co.                               34
   4,000 Owens & Minor, Inc. Holdings Co.             56
   2,200 Patterson Dental Co.*                        90
   1,600 Russ Berrie & Co., Inc.                      48
   4,475 Rykoff-Sexton, Inc.*                         99
   1,700 Smart & Final, Inc.                          31
   2,400 United Stationers, Inc.*                    102
   1,900 VWR Corp.*                                   50
                                                --------
                                                   1,650
--------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $111,753)            $138,031
--------------------------------------------------------
 RIGHTS--0.0%
   1,650 Metrocall, Inc. Variable Rights        $      0
--------------------------------------------------------
 TOTAL RIGHTS (Cost $0)                         $      0
--------------------------------------------------------
 WARRANTS--0.0%
     248 Coram Healthcare Corp., Exp. 7/11/99   $      0
     350 Millicom American Satellite Corp.,
          Exp. 06/30/99                                0
--------------------------------------------------------
 TOTAL WARRANTS (Cost $0)                       $      0
--------------------------------------------------------
 OTHER INVESTMENTS--0.0%
   2,000 Escrow CFS Group, Inc.                 $      0
   1,400 Escrow Millicom, Inc.                         0
     900 Escrow Northeast Bancorp, Inc.                0
   2,790 Escrow Statesman Group, Inc.                  0
   1,420 Escrow Strawbridge & Clothier                 0
   1,700 Escrow Takecare, Inc.*                        0
--------------------------------------------------------
 TOTAL OTHER INVESTMENTS (Cost $0)              $      0
--------------------------------------------------------

 Principal
  Amount   Description                        Value
-----------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--0.1%
           U.S. Treasury Bill #
 $   250   5.126% Due 01/02/98               $    248
-----------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION
  (Cost $250)                                $    248
-----------------------------------------------------
 SHORT-TERM INVESTMENT--6.3%
           Banco Central Hispanoamericano,
           Grand Cayman
 $ 9,315   5.750% Due 12/01/97               $  9,315
-----------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $9,315)   $  9,315
-----------------------------------------------------
 TOTAL INVESTMENTS--99.3%
  (Cost $121,318)                            $147,594
-----------------------------------------------------
 Other assets, less liabilities--0.7%             983
-----------------------------------------------------
 NET ASSETS--100.0%                          $148,577
-----------------------------------------------------

--------------------------------------------------------------------------------

OPEN FUTURES CONTRACTS:
              Number of Contract Contract  Contract  Unrealized
    Type      Contracts  Amount  Position Expiration    Loss
---------------------------------------------------------------
RUSSELL 2000      34     $7,593    Long    12/19/97     $159
---------------------------------------------------------------

*Non-income producing security.

#Security pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1997
(All amounts in thousands, except net asset value per unit)

                                                                                                  Small
                                    Diversified  Equity    Focused  International International  Company
                          Balanced    Growth      Index    Growth   Equity Index     Growth       Index
                          Portfolio  Portfolio  Portfolio Portfolio   Portfolio     Portfolio   Portfolio
---------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securi-
 ties, at cost             $43,966   $109,657   $642,104  $101,687     $32,804      $103,135    $121,318
---------------------------------------------------------------------------------------------------------
Investments in securi-
 ties, at value            $56,033   $160,828   $957,613  $125,716     $31,556      $107,496    $147,594
Cash and foreign curren-
 cies                           55          1          8         1         245            88           1
Receivables:
 Dividends and interest        299        160      1,671        97          45           143         102
 Foreign tax reclaims           --         --         --        --          20           151          --
 Fund units sold                77         --        222         8       2,501             1       2,509
 Investment securities
  sold                          --      2,260         --     1,194          --         1,875           6
 Administrator                   7          8         43         7          --             8          13
Deferred organization
 costs, net                      7          1          1        10          13            19           1
Other assets                     1          1         49         1          55             1          48
---------------------------------------------------------------------------------------------------------
TOTAL ASSETS                56,479    163,259    959,607   127,034      34,435       109,782     150,274
---------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
 Fund units redeemed            --        102        958        41          --             6           3
 Investment securities
  purchased                     55      3,948        704     1,535         100         2,639       1,632
Accrued expenses:
 Advisory fees                  23         71         77        81           6            70          22
 Administration fees             5         13         77        10           4            13          11
 Custodian fees                  3          2         18         1           5            11          21
 Transfer agent fees             1          1         17         2          --             1           1
Other liabilities                8         43         59        31          76            34           7
---------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES               95      4,180      1,910     1,701         191         2,774       1,697
---------------------------------------------------------------------------------------------------------
NET ASSETS                 $56,384   $159,079   $957,697  $125,333     $34,244      $107,008    $148,577
---------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Paid-in capital            $42,065    $88,814   $572,024   $79,032     $35,186      $100,142    $111,888
Accumulated undistrib-
 uted net investment in-
 come                           60      1,072        465       304         314           880       1,272
Accumulated net realized
 gains (losses) on
 investments, options,
 futures and foreign
 currency transactions       2,192     18,088     69,498    22,015          (5)        1,631       9,300
Net unrealized apprecia-
 tion (depreciation) on
 investments, options,
 futures and foreign
 currency transactions      12,067     51,105    315,710    23,982      (1,248)        4,361      26,117
Net unrealized losses on
 translation of other
 assets and liabilities
 denominated in foreign
 currencies                     --         --         --        --          (3)           (6)         --
---------------------------------------------------------------------------------------------------------
NET ASSETS                 $56,384   $159,079   $957,697  $125,333     $34,244      $107,008    $148,577
---------------------------------------------------------------------------------------------------------
Total units outstanding
 (no par value),
 unlimited units
 authorized
 Class A                     3,787      9,774     42,022     7,148       3,245        10,154       9,827
 Class C                       338         --      4,139       515          --            --          --
 Class D                        24         44      1,532        75          --            23          46
---------------------------------------------------------------------------------------------------------
Net asset value, offer-
 ing and redemption
 price per unit
 Class A                   $ 13.59   $  16.20   $  20.09  $  16.20     $ 10.55      $  10.52    $  15.05
 Class C                   $ 13.56         --   $  20.05  $  16.16          --            --          --
 Class D                   $ 13.54   $  16.03   $  20.00  $  16.01          --      $  10.39    $  15.01
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1997
(All amounts in thousands)

                                                                                                   Small
                                    Diversified  Equity     Focused  International International  Company
                          Balanced    Growth      Index     Growth   Equity Index     Growth       Index
                          Portfolio  Portfolio  Portfolio  Portfolio Portfolio(a)    Portfolio   Portfolio
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend                   $  390     $ 1,906   $ 14,703    $ 1,319     $   374       $2,211      $ 1,666
Interest                    1,561         150        952         99          28          313          200
----------------------------------------------------------------------------------------------------------
TOTAL INCOME                1,951       2,056     15,655      1,418         402(b)     2,524(c)     1,866
----------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees      433       1,157      2,493      1,284          89        1,241          484
Administration fees            86         213        883        180          27          228          186
Custodian fees                 24          28        143         23          50          158           67
Registration fees              22          24         64         24           9           23           26
Amortization of deferred
 organization costs            13          14         14         17           2           14           13
Transfer agent fees            11          15        172         20           2           13           13
Unitholder servicing
 fees                           9           1        152         13          --           --            1
Professional fees               4           7         32          4           4            7            7
Trustee fees and ex-
 penses                         2           4         19          2           2            4            4
Other                          10          22        127         17           7           14           23
----------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                614       1,485      4,099      1,584         192        1,702          824
Less voluntary waivers
 of:
 Investment advisory
  fees                       (163)       (362)    (1,662)      (350)        (45)        (248)        (242)
 Administration fees          (32)        (68)       (52)       (64)         (1)         (69)         (65)
Less: Expenses reimburs-
 able by Administrator        (74)        (89)      (304)       (79)        (56)         (67)        (129)
----------------------------------------------------------------------------------------------------------
Net expenses                  345         966      2,081      1,091          90        1,318          388
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME       1,606       1,090     13,574        327         312        1,206        1,478
Net realized gains
 (losses) on:
 Investment transactions    2,227      18,208     68,839     23,248          (5)       4,391        9,472
 Futures transactions          --         (73)     4,094         62          --           --          496
 Foreign currency trans-
  actions                      --          --         --         --           2          (23)          --
 Written options trans-
  actions                      --          --         --         86          --           --           --
Net change in unrealized
 appreciation (deprecia-
 tion) on investments,
 options, futures, and
 foreign currency
 transactions               4,839      14,940    119,879      4,216      (1,248)         138       13,285
Net change in unrealized
 losses on translation
 of other assets and
 liabilities denominated
 in foreign currencies         --          --         --         --          (3)         (21)          --
----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS           $8,672     $34,165   $206,386    $27,939     $  (942)      $5,691      $24,731
----------------------------------------------------------------------------------------------------------

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.
(b) Net of $33 in non-reclaimable foreign withholding taxes.
(c) Net of $227 in non-reclaimable foreign withholding taxes.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1997 and 1996
(All amounts in thousands)


                                              Balanced          Diversified
                                              Portfolio      Growth Portfolio
                                           ----------------  ------------------
                                            1997     1996      1997      1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income                     $ 1,606  $ 1,366  $  1,090  $  1,372
 Net realized gains (losses) on
  investments, options, futures and
  foreign currency transactions              2,227    1,834    18,135    14,453
 Net change in unrealized appreciation
  (depreciation) on investments, options,
  futures, and foreign currency
  transactions                               4,839    2,874    14,940    10,529
 Net change in unrealized losses on
  translations of other assets and
  liabilities denominated in foreign
  currencies                                    --       --        --        --
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                   8,672    6,074    34,165    26,354
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A UNITHOLDERS
 FROM:
 Net investment income                      (1,436)  (1,231)   (1,369)   (1,750)
 Net realized gains                         (1,132)      --   (14,420)   (1,919)
--------------------------------------------------------------------------------
Total distributions to Class A
 unitholders                                (2,568)  (1,231)  (15,789)   (3,669)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C UNITHOLDERS
 FROM:
 Net investment income                        (151)    (132)       --        --
 Net realized gains                           (152)      --        --        --
--------------------------------------------------------------------------------
Total distributions to Class C
 unitholders                                  (303)    (132)       --        --
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D UNITHOLDERS
 FROM:
 Net investment income                          (8)      (2)       (4)       (2)
 Net realized gains                             (6)      --       (45)       (3)
--------------------------------------------------------------------------------
Total distributions to Class D
 unitholders                                   (14)      (2)      (49)       (5)
--------------------------------------------------------------------------------
CLASS A UNIT TRANSACTIONS:
 Proceeds from the sale of units             7,638   11,431    13,555    14,860
 Reinvested distributions                    2,538    1,076    14,520     3,424
 Cost of units redeemed                     (9,103) (10,419)  (29,982)  (45,585)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from Class A unit transactions    1,073    2,088    (1,907)  (27,301)
--------------------------------------------------------------------------------
CLASS C UNIT TRANSACTIONS:
 Proceeds from the sale of units             1,106    6,132        --        --
 Reinvested distributions                      303      132        --        --
 Cost of units redeemed                     (3,329)    (797)       --        --
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from Class C unit transactions   (1,920)   5,467        --        --
--------------------------------------------------------------------------------
CLASS D UNIT TRANSACTIONS:
 Proceeds from the sale of units               140      232       215       227
 Reinvested distributions                       14        2        49         5
 Cost of units redeemed                        (96)      (9)      (93)      (75)
--------------------------------------------------------------------------------
Net increase in net assets resulting from
 Class D unit transactions                      58      225       171       157
--------------------------------------------------------------------------------
Net increase (decrease)                      4,998   12,489    16,591    (4,464)
Net assets--beginning of year               51,386   38,897   142,488   146,952
--------------------------------------------------------------------------------
NET ASSETS--END OF YEAR                    $56,384  $51,386  $159,079  $142,488
--------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME                                    $    60  $    49  $  1,072  $  1,355
--------------------------------------------------------------------------------

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------

                                          International
                                             Equity
   Equity Index        Focused Growth         Index        International       Small Company
     Portfolio            Portfolio         Portfolio         Growth          Index Portfolio
--------------------  ------------------  -------------      Portfolio       ------------------
                                                         ------------------
  1997        1996      1997      1996      1997 (a)       1997      1996      1997      1996
------------------------------------------------------------------------------------------------
$  13,574   $ 12,697  $    327  $    110        $   312  $  1,206  $    989  $  1,478  $  1,443
   72,933     36,012    23,396    11,548             (3)    4,368     8,942     9,968    12,846
  119,879    100,945     4,216     5,017         (1,248)      138     3,186    13,285       976
       --         --        --        --             (3)      (21)      (22)       --        --
------------------------------------------------------------------------------------------------
  206,386    149,654    27,939    16,675           (942)    5,691    13,095    24,731    15,265
------------------------------------------------------------------------------------------------
  (12,212)   (11,982)     (130)     (317)            --    (1,022)   (2,919)   (1,364)   (1,002)
  (32,814)   (15,194)  (12,039)   (1,293)            --    (5,790)       --   (13,019)   (5,764)
------------------------------------------------------------------------------------------------
  (45,026)   (27,176)  (12,169)   (1,610)            --    (6,812)   (2,919)  (14,383)   (6,766)
------------------------------------------------------------------------------------------------
   (1,052)      (603)       (4)       --             --        --        --        --        --
   (2,679)      (570)     (811)       --             --        --        --        --        --
------------------------------------------------------------------------------------------------
   (3,731)    (1,173)     (815)       --             --        --        --        --        --
------------------------------------------------------------------------------------------------
     (313)       (60)       --        (2)            --        (1)       (1)       (1)       (1)
     (399)       (26)      (79)       (8)            --        (4)       --       (13)       (2)
------------------------------------------------------------------------------------------------
     (712)       (86)      (79)      (10)            --        (5)       (1)      (14)       (3)
------------------------------------------------------------------------------------------------
  340,805    338,095    21,470    32,348         36,436    11,482    28,193    46,673    28,946
   41,881     24,880    11,306     1,413             --     5,984     2,297    13,462     6,297
 (354,580)  (279,296)  (37,017)  (27,923)        (1,250)  (47,748)  (51,182)  (35,376)  (25,770)
------------------------------------------------------------------------------------------------
   28,106     83,679    (4,241)    5,838         35,186   (30,282)  (20,692)   24,759     9,473
------------------------------------------------------------------------------------------------
   41,164     52,571       171     6,934             --        --        --        --        --
    3,733      1,029       814        --             --        --        --        --        --
  (28,213)   (25,869)     (623)     (598)            --        --        --        --        --
------------------------------------------------------------------------------------------------
   16,684     27,731       362     6,336             --        --        --        --        --
------------------------------------------------------------------------------------------------
   22,852      6,392       491       168             --       200        71       583       223
      561         86        79        10             --         4        --        14         3
   (5,161)      (332)     (133)      (96)            --       (64)       (2)     (238)      (13)
------------------------------------------------------------------------------------------------
   18,252      6,146       437        82             --       140        69       359       213
------------------------------------------------------------------------------------------------
  219,959    238,775    11,434    27,311         34,244   (31,268)  (10,448)   35,452    18,182
  737,738    498,963   113,899    86,588             --   138,276   148,724   113,125    94,943
------------------------------------------------------------------------------------------------
$ 957,697   $737,738  $125,333  $113,899        $34,244  $107,008  $138,276  $148,577  $113,125
------------------------------------------------------------------------------------------------
$     465   $    468  $    304  $    111        $   314  $    880  $    720  $  1,272  $  1,159
------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BALANCED PORTFOLIO

                                                   Class A
                                   --------------------------------------------
                                    1997     1996     1995     1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                              $ 12.24  $ 11.05  $  9.50  $ 10.22   $ 10.00
Income (loss) from investment op-
 erations:
 Net investment income                0.38     0.34     0.34     0.24      0.09
 Net realized and unrealized gain
  (loss)                              1.66     1.19     1.55    (0.72)     0.22
--------------------------------------------------------------------------------
Total income (loss) from invest-
 ment operations                      2.04     1.53     1.89    (0.48)     0.31
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income               (0.38)   (0.34)   (0.34)   (0.22)    (0.09)
 Net realized gain                   (0.31)     --       --     (0.02)      --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                         (0.69)   (0.34)   (0.34)   (0.24)    (0.09)
--------------------------------------------------------------------------------
Net increase (decrease)               1.35     1.19     1.55    (0.72)     0.22
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR       $ 13.59  $ 12.24  $ 11.05  $  9.50   $ 10.22
--------------------------------------------------------------------------------
Total return (d)                     17.29%   14.07%   20.22%   (4.76)%    3.12%
Ratio to average net assets of
 (e):
 Expenses, net of waivers and re-
  imbursements                        0.61%    0.61%    0.61%    0.61%     0.61%
 Expenses, before waivers and re-
  imbursements                        1.11%    1.20%    1.28%    1.50%     1.62%
 Net investment income, net of
  waivers and reimbursements          2.99%    3.03%    3.36%    2.56%     2.20%
 Net investment income, before
  waivers and reimbursements          2.49%    2.44%    2.69%    1.68%     1.19%
Portfolio turnover rate              59.06%  104.76%   93.39%   75.69%    35.03%
Average commission rate per share  $0.0652  $0.0718       NA       NA        NA
Net assets at end of year (in
 thousands)                        $51,475  $45,157  $38,897  $31,462   $15,928
--------------------------------------------------------------------------------

                                               Class C           Class D
                                           ----------------  ----------------
                                            1997    1996 (b)  1997    1996 (c)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $ 12.24  $ 11.12  $ 12.23  $ 11.34
Income from investment operations:
 Net investment income                        0.36     0.29     0.34     0.22
 Net realized and unrealized gain             1.64     1.12     1.64     0.96
------------------------------------------------------------------------------
Total income from investment operations       2.00     1.41     1.98     1.18
------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                       (0.37)   (0.29)   (0.36)   (0.29)
 Net realized gain                           (0.31)     --     (0.31)     --
------------------------------------------------------------------------------
Total distributions to unitholders           (0.68)   (0.29)   (0.67)   (0.29)
------------------------------------------------------------------------------
Net increase                                  1.32     1.12     1.31     0.89
------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $ 13.56  $ 12.24  $ 13.54  $ 12.23
------------------------------------------------------------------------------
Total return (d)                             17.00%   12.72%   16.82%   10.55%
Ratio to average net assets of (e):
 Expenses, net of waivers and reimburse-
  ments                                       0.85%    0.85%    1.00%    1.00%
 Expenses, before waivers and reimburse-
  ments                                       1.35%    1.44%    1.50%    1.59%
 Net investment income, net of waivers and
  reimbursements                              2.75%    2.80%    2.60%    2.78%
 Net investment income, before waivers and
  reimbursements                              2.25%    2.21%    2.10%    2.19%
Portfolio turnover rate                      59.06%  104.76%   59.06%  104.76%
Average commission rate per share          $0.0652  $0.0718  $0.0652  $0.0718
Net assets at end of year (in thousands)   $ 4,587  $ 5,997  $   322  $   232
------------------------------------------------------------------------------

(a) For the period July 1, 1993 (commencement of operations) through November 30, 1993.
(b) For the period December 29, 1995 (Class C units issue date) through November 30, 1996.
(c) For the period February 20, 1996 (Class D units issue date) through November 30, 1996.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
DIVERSIFIED GROWTH PORTFOLIO

                                                Class A
                              -------------------------------------------------
                                1997      1996      1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $  14.36  $  12.20  $   9.88  $  10.65   $  10.00
Income (loss) from invest-
 ment operations:
 Net investment income            0.11      0.14      0.15      0.09       0.09
 Net realized and unrealized
  gain (loss)                     3.33      2.33      2.26      (.83)      0.65
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations              3.44      2.47      2.41      (.74)      0.74
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income           (0.14)    (0.15)    (0.09)    (0.01)     (0.09)
 Net realized gain               (1.46)    (0.16)       --     (0.02)        --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                     (1.60)    (0.31)    (0.09)    (0.03)     (0.09)
--------------------------------------------------------------------------------
Net increase (decrease)           1.84      2.16      2.32     (0.77)      0.65
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $  16.20  $  14.36  $  12.20  $   9.88   $  10.65
--------------------------------------------------------------------------------
Total return (c)                 27.06%    20.83%    24.55%    (6.98)%     7.38%
Ratio to average net assets
 of (d):
 Expenses, net of waivers
  and reimbursements              0.67%     0.66%     0.69%     0.67%      0.71%
 Expenses, before waivers
  and reimbursements              1.03%     1.10%     1.12%     1.08%      1.13%
 Net investment income, net
  of waivers and reimburse-
  ments                           0.76%     0.98%     1.16%     0.77%      1.04%
 Net investment income, be-
  fore waivers and reim-
  bursements                      0.40%     0.54%     0.73%     0.35%      0.62%
Portfolio turnover rate          45.53%    59.99%    81.65%    78.94%    140.88%
Average commission rate per
 share                        $ 0.0669  $ 0.0655        NA        NA         NA
Net assets at end of year
 (in thousands)               $158,383  $142,055  $146,731  $164,963   $199,053
--------------------------------------------------------------------------------

                                                        Class D
                                            ----------------------------------
                                             1997     1996     1995   1994 (b)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $ 14.26  $ 12.16  $ 9.88   $10.41
Income (loss) from investment operations:
 Net investment income                         0.09     0.11    0.11     0.01
 Net realized and unrealized gain (loss)       3.27     2.29    2.25    (0.54)
-------------------------------------------------------------------------------
Total income (loss) from investment opera-
 tions                                         3.36     2.40    2.36    (0.53)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                        (0.13)   (0.14)  (0.08)      --
 Net realized gain                            (1.46)   (0.16)     --       --
-------------------------------------------------------------------------------
Total distributions to unitholders            (1.59)   (0.30)  (0.08)      --
-------------------------------------------------------------------------------
Net increase (decrease)                        1.77     2.10    2.28    (0.53)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $ 16.03  $ 14.26  $12.16   $ 9.88
-------------------------------------------------------------------------------
Total return (c)                              26.60%   20.39%  24.19%   (5.14)%
Ratio to average net assets of (d):
 Expenses, net of waivers and reimburse-
  ments                                        1.06%    1.05%   1.08%    1.05%
 Expenses, before waivers and reimburse-
  ments                                        1.42%    1.49%   1.51%    1.46%
 Net investment income, net of waivers and
  reimbursements                               0.37%    0.59%   0.73%    0.94%
 Net investment income, before waivers and
  reimbursements                               0.01%    0.15%   0.30%    0.53%
Portfolio turnover rate                       45.53%   59.99%  81.65%   78.94%
Average commission rate per share           $0.0669  $0.0655      NA       NA
Net assets at end of year (in thousands)    $   696  $   433  $  221   $   40
-------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period September 14, 1994 (Class D units issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
EQUITY INDEX PORTFOLIO

                                              Class A
                          ------------------------------------------------------
                            1997       1996        1995       1994      1993 (a)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $  16.79   $   13.86   $   10.60  $   10.78  $   10.00
Income (loss) from in-
 vestment operations:
 Net investment income        0.30        0.31        0.30       0.27       0.22
 Net realized and
  unrealized gain (loss)      4.13        3.36        3.47      (0.18)      0.78
---------------------------------------------------------------------------------
Total income from in-
 vestment operations          4.43        3.67        3.77       0.09       1.00
---------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (0.30)      (0.31)      (0.30)     (0.27)     (0.22)
 Net realized gain           (0.83)      (0.43)      (0.21)        --         --
---------------------------------------------------------------------------------
Total distributions to
 unitholders                 (1.13)      (0.74)      (0.51)     (0.27)     (0.22)
---------------------------------------------------------------------------------
Net increase (decrease)       3.30        2.93        3.26      (0.18)      0.78
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $  20.09   $   16.79   $   13.86  $   10.60  $   10.78
---------------------------------------------------------------------------------
Total return (d)             27.93%      27.53%      36.60%      0.87%     10.08%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements      0.22%       0.22%       0.22%      0.23%      0.21%
 Expenses, before waiv-
  ers and reimbursements      0.46%       0.50%       0.54%      0.59%      0.66%
 Net investment income,
  net of waivers and re-
  imbursements                1.66%       2.12%       2.54%      2.62%      2.62%
 Net investment income,
  before waivers and re-
  imbursements                1.42%       1.84%       2.22%      2.25%      2.17%
Portfolio turnover rate      18.96%      18.02%      15.27%     71.98%      2.06%
Average commission rate
 per share                $ 0.0264    $ 0.0228          NA         NA         NA
Net assets at end of
 year (in thousands)      $844,065    $675,804    $479,763   $281,817   $219,282
---------------------------------------------------------------------------------

                                  Class C                        Class D
                          --------------------------  ---------------------------------
                           1997      1996    1995 (b)  1997     1996     1995   1994 (c)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 16.79   $ 13.86  $ 13.43  $ 16.77  $ 13.83  $10.60  $10.96
Income (loss) from in-
 vestment operations:
 Net investment income       0.26      0.28     0.05     0.26     0.27    0.25    0.02
 Net realized and
  unrealized gain (loss)     4.11      3.35     0.45     4.07     3.36    3.47   (0.31)
----------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       4.37      3.63     0.50     4.33     3.63    3.72   (0.29)
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (0.28)    (0.27)   (0.07)   (0.27)   (0.26)  (0.28)  (0.07)
 Net realized gain          (0.83)    (0.43)      --    (0.83)   (0.43)  (0.21)     --
----------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.11)    (0.70)   (0.07)   (1.10)   (0.69)  (0.49)  (0.07)
----------------------------------------------------------------------------------------
Net increase (decrease)      3.26      2.93     0.43     3.23     2.94    3.23   (0.36)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 20.05   $ 16.79  $ 13.86  $ 20.00  $ 16.77  $13.83  $10.60
----------------------------------------------------------------------------------------
Total return (d)            27.64%    27.24%    3.94%   27.45%   27.20%  36.20%  (2.68)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements     0.46%     0.46%    0.46%    0.61%    0.61%   0.61%   0.60%
 Expenses, before waiv-
  ers and reimbursements     0.70%     0.74%    0.78%    0.85%    0.89%   0.93%   0.96%
 Net investment income,
  net of waivers and re-
  imbursements               1.42%     1.89%    2.29%    1.27%    1.78%   2.07%   2.67%
 Net investment income,
  before waivers and re-
  imbursements               1.18%     1.61%    1.97%    1.03%    1.50%   1.75%   2.31%
Portfolio turnover rate     18.96%    18.02%   15.27%   18.96%   18.02%  15.27%  71.98%
Average commission rate
 per share                $0.0264   $0.0228       NA  $0.0264  $0.0228      NA      NA
Net assets at end of
 year (in thousands)      $82,982   $53,929  $18,390  $30,650  $ 8,005  $  810  $    3
----------------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period September 28, 1995 (Class C units issue date) through November 30, 1995.
(c) For the period September 14, 1994 (Class D units issue date) through November 30, 1994.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
FOCUSED GROWTH PORTFOLIO

                                              Class A
                                                   -----------------------------
                               1997       1996      1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                     $  14.48   $  12.53   $  9.79   $ 10.43   $ 10.00
Income (loss) from invest-
 ment operations:
 Net investment income           0.05       0.02      0.05      0.02      0.01
 Net realized and
  unrealized gain (loss)         3.37       2.17      2.71     (0.66)     0.43
--------------------------------------------------------------------------------
Total income (loss) from
 investment operations           3.42       2.19      2.76     (0.64)     0.44
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income          (0.02)     (0.05)    (0.02)      --      (0.01)
 Net realized gain              (1.68)     (0.19)      --        --        --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                    (1.70)     (0.24)    (0.02)      --      (0.01)
--------------------------------------------------------------------------------
Net increase (decrease)          1.72       1.95      2.74     (0.64)     0.43
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                        $  16.20   $  14.48   $ 12.53   $  9.79   $ 10.43
--------------------------------------------------------------------------------
Total return (d)                27.05%     17.82%    28.38%    (6.15)%    4.33%
Ratio to average net assets
 of (e):
 Expenses, net of waivers
  and reimbursements             0.92%      0.91%     0.91%     0.91%     0.91%
 Expenses, before waivers
  and reimbursements             1.34%      1.43%     1.47%     1.55%     1.88%
 Net investment income, net
  of waivers and reimburse-
  ments                          0.30%      0.12%     0.46%     0.24%     0.14%
 Net investment loss, be-
  fore waivers and reim-
  bursements                    (0.12)%    (0.40)%   (0.10)%   (0.39)%   (0.83)%
Portfolio turnover rate        108.29%    116.78%    85.93%    74.28%    27.48%
Average commission rate per
 share                       $ 0.0681   $ 0.0730        NA        NA        NA
Net assets at end of year
 (in thousands)              $115,802   $106,250   $86,099   $57,801   $32,099
--------------------------------------------------------------------------------

                                  Class C                  Class D
                                                     ----------------
                                                                 ---------------
                               1997     1996 (b)    1997      1996     1995 (c)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $ 14.47   $ 13.46    $ 14.37   $ 12.48    $ 9.55
Income (loss) from invest-
 ment operations:
 Net investment income
  (loss)                         0.01     (0.01)      0.03     (0.03)     0.02
 Net realized and unrealized
  gain                           3.37      1.02       3.30      2.15      2.93
--------------------------------------------------------------------------------
Total income from investment
 operations                      3.38      1.01       3.33      2.12      2.95
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income          (0.01)      --       (0.01)    (0.04)    (0.02)
 Net realized gain              (1.68)      --       (1.68)    (0.19)      --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                    (1.69)      --       (1.69)    (0.23)    (0.02)
--------------------------------------------------------------------------------
Net increase                     1.69      1.01       1.64      1.89      2.93
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $ 16.16   $ 14.47    $ 16.01   $ 14.37    $12.48
--------------------------------------------------------------------------------
Total return (d)                26.75%     7.51%     26.52%    17.42%    30.97%
Ratio to average net assets
 of (e):
 Expenses, net of waivers
  and reimbursements             1.16%     1.15%      1.31%     1.30%     1.30%
 Expenses, before waivers
  and reimbursements             1.58%     1.67%      1.73%     1.82%     1.86%
 Net investment income
  (loss), net of waivers and
  reimbursements                 0.06%    (0.12)%    (0.09)%   (0.28)%   (0.11)%
 Net investment loss, before
  waivers and reimbursements    (0.36)%   (0.64)%    (0.51)%   (0.80)%   (0.67)%
Portfolio turnover rate        108.29%   116.78%    108.29%   116.78%    85.93%
Average commission rate per
 share                        $0.0681   $0.0730    $0.0681   $0.0730        NA
Net assets at end of year
 (in thousands)               $ 8,325   $ 6,993    $ 1,206   $   656    $  489
--------------------------------------------------------------------------------

(a) For the period July 1, 1993 (commencement of operations) through November 30, 1993.
(b) For the period June 14, 1996 (Class C units issue date) through November 30, 1996.
(c) For the period December 8, 1994 (Class D units issue date) through November 30, 1995.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Year Ended November 30,
INTERNATIONAL EQUITY INDEX

                                                          Class A
                                                          --------
                                                          1997 (a)
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $ 10.00
Income from investment operations:
 Net investment income                                       0.10
 Net realized and unrealized gain                            0.45
------------------------------------------------------------------
Total income from investment operations                      0.55
------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                                        --
 Net realized gain                                            --
------------------------------------------------------------------
Total distributions to unitholders                            --
------------------------------------------------------------------
Net increase                                                 0.55
------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $ 10.55
------------------------------------------------------------------
Total return(b)                                              5.45%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimbursements                 0.51%
 Expenses, before waivers and reimbursements                 1.08%
 Net investment income, net of waivers and reimbursements    1.75%
 Net investment income, before waivers and reimbursements    1.18%
Portfolio turnover rate                                      8.16%
Average commission rate per share                         $0.0207
Net assets at end of year (in thousands)                  $34,244
------------------------------------------------------------------

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
INTERNATIONAL GROWTH PORTFOLIO

                                                    Class A
                                      ----------------------------------------
                                        1997       1996      1995     1994 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $  10.63   $   9.88  $  10.21   $  10.00
Income (loss) from investment opera-
 tions:
 Net investment income                    0.11       0.10      0.12       0.05
 Net realized and unrealized gain
  (loss)                                  0.31       0.87     (0.36)      0.16
--------------------------------------------------------------------------------
Total income (loss) from investment
 operations                               0.42       0.97     (0.24)      0.21
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                   (0.08)     (0.22)    (0.05)        --
 Net realized gain                       (0.45)        --     (0.04)        --
--------------------------------------------------------------------------------
Total distributions to unitholders       (0.53)     (0.22)    (0.09)        --
--------------------------------------------------------------------------------
Net increase (decrease)                  (0.11)      0.75     (0.33)      0.21
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $  10.52   $  10.63  $   9.88   $  10.21
--------------------------------------------------------------------------------
Total return (c)                          4.21%      9.96%    (2.32)%     2.11%
Ratio to average net assets of (d):
 Expenses, net of waivers and reim-
  bursements                              1.06%      1.06%     1.06%      1.04%
 Expenses, before waivers and reim-
  bursements                              1.37%      1.43%     1.38%      1.47%
 Net investment income, net of waiv-
  ers and reimbursements                  0.97%      0.73%     1.22%      0.76%
 Net investment income, before waiv-
  ers and reimbursements                  0.66%      0.36%     0.90%      0.33%
Portfolio turnover rate                 154.62%    202.47%   215.31%     77.79%
Average commission rate per share     $ 0.0265   $ 0.0292        NA         NA
Net assets at end of year (in thou-
 sands)                               $106,774   $138,182  $148,704   $133,212
--------------------------------------------------------------------------------
                                                    Class D
                                      ----------------------------------------
                                        1997       1996      1995     1994 (b)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $  10.54   $   9.83  $  10.21   $  10.47
Income (loss) from investment opera-
 tions:
 Net investment income                    0.09       0.01      0.19         --
 Net realized and unrealized gain
  (loss)                                  0.29       0.92     (0.48)     (0.26)
--------------------------------------------------------------------------------
Total income (loss) from investment
 operations                               0.38       0.93     (0.29)     (0.26)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                   (0.08)     (0.22)    (0.05)        --
 Net realized gain                       (0.45)        --     (0.04)        --
--------------------------------------------------------------------------------
Total distributions to unitholders       (0.53)     (0.22)    (0.09)        --
--------------------------------------------------------------------------------
Net increase (decrease)                  (0.15)      0.71     (0.38)     (0.26)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $  10.39   $  10.54  $   9.83   $  10.21
--------------------------------------------------------------------------------
Total return (c)                          3.79%      9.59%    (2.78)%    (2.56)%
Ratio to average net assets of (d):
 Expenses, net of waivers and reim-
  bursements                              1.45%      1.45%     1.45%      1.35%
 Expenses, before waivers and reim-
  bursements                              1.76%      1.82%     1.77%      1.78%
 Net investment income, net of waiv-
  ers and reimbursements                  0.58%      0.44%     2.01%        --
 Net investment income (loss), be-
  fore waivers and reimbursements         0.27%      0.07%     1.69%     (0.43)%
Portfolio turnover rate                 154.62%    202.47%   215.31%     77.79%
Average commission rate per share     $ 0.0265   $ 0.0292        NA         NA
Net assets at end of year (in thou-
 sands)                               $    234   $     94  $     20         --
--------------------------------------------------------------------------------

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.
(b) For the period November 16, 1994 (Class D units issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
SMALL COMPANY INDEX PORTFOLIO

                                                 Class A
                                -----------------------------------------------
                                  1997      1996     1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                           $  13.97  $  12.98  $ 10.86  $  11.29   $ 10.00
Income (loss) from investment
 operations:
 Net investment income              0.15      0.19     0.16      0.14      0.11
 Net realized and unrealized
  gain (loss)                       2.69      1.75     2.67     (0.30)     1.29
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations                2.84      1.94     2.83     (0.16)     1.40
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income             (0.17)    (0.14)   (0.15)    (0.02)    (0.11)
 Net realized gain                 (1.59)    (0.81)   (0.56)    (0.25)       --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                       (1.76)    (0.95)   (0.71)    (0.27)    (0.11)
--------------------------------------------------------------------------------
Net increase (decrease)             1.08      0.99     2.12     (0.43)     1.29
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR    $  15.05  $  13.97  $ 12.98  $  10.86   $ 11.29
--------------------------------------------------------------------------------
Total return (c)                   23.06%    15.96%   27.76%    (1.54)%   14.09%
Ratio to average net assets of
 (d):
 Expenses, net of waivers and
  reimbursements                    0.32%     0.32%    0.32%     0.33%     0.31%
 Expenses, before waivers and
  reimbursements                    0.68%     0.79%    0.81%     0.86%     1.02%
 Net investment income, net of
  waivers and reimbursements        1.22%     1.36%    1.31%     1.27%     1.25%
 Net investment income, before
  waivers and reimbursements        0.86%     0.89%    0.82%     0.74%     0.54%
Portfolio turnover rate            42.66%    46.26%   38.46%    98.43%    26.31%
Average commission rate per
 share                          $ 0.0319  $ 0.0257       NA        NA        NA
Net assets at end of year (in
 thousands)                     $147,887  $112,856  $94,899  $ 77,120   $54,763
--------------------------------------------------------------------------------

                                                         Class D
                                                 -------------------------
                                                  1997     1996    1995 (b)
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $ 13.96  $ 12.95  $10.51
Income from investment operations:
 Net investment income                              0.17     0.13    0.18
 Net realized and unrealized gain                   2.62     1.83    2.96
---------------------------------------------------------------------------
Total income from investment operations             2.79     1.96    3.14
---------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                             (0.15)   (0.14)  (0.14)
 Net realized gain                                 (1.59)   (0.81)  (0.56)
---------------------------------------------------------------------------
Total distributions to unitholders                 (1.74)   (0.95)  (0.70)
---------------------------------------------------------------------------
Net increase                                        1.05     1.01    2.44
---------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $ 15.01  $ 13.96  $12.95
---------------------------------------------------------------------------
Total return (c)                                   22.68%   16.20%  31.62%
Ratio to average net assets of (d):
 Expenses, net of waivers and reimbursements        0.71%    0.71%   0.71%
 Expenses, before waivers and reimbursements        1.07%    1.18%   1.20%
 Net investment income, net of waivers and reim-
  bursements                                        0.76%    1.02%   0.90%
 Net investment income, before waivers and reim-
  bursements                                        0.40%    0.55%   0.41%
Portfolio turnover rate                            42.66%   46.26%  38.46%
Average commission rate per share                $0.0319  $0.0257      NA
Net assets at end of year (in thousands)         $   690  $   269  $   44
---------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period December 8, 1994 (Class D units issue date) through November 30, 1995.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 1997
1. ORGANIZATION
The Benchmark Funds (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes seventeen portfolios, each with its own investment objective. Each Portfolio, other than the International Bond Portfolio, is classified as a diversified investment company. The Northern Trust Company ("Northern") acts as the Trust's investment adviser, transfer agent, and custodian. Goldman, Sachs & Co. ("Goldman Sachs") acts as the Trust's administrator and distributor. Presented herein are the financial statements of the fixed income and equity portfolios (the "Portfolios").
 Each of the Portfolios may issue four separate classes: Class A, B, C and D. Each class is distinguished by the level of administrative support and transfer agent service provided. As of November 30, 1997, Class A, Class C and Class D units are outstanding for certain Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation
Investments held by a Portfolio are valued at the last quoted sale price on the exchange on which such securities are primarily traded, or if any securities are not traded on a valuation date, at the last quoted bid price. Securities which are traded in the over-the-counter markets are valued at the last quoted bid price. Exchange traded futures and options are valued at the settlement price as established by the exchange on which they are traded. Index futures are marked to market on a daily basis. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by Northern under the supervision of the Board of Trustees ("Board"). Short-term investments are valued at amortized cost which Northern has determined, pursuant to Board authorization, approximates market value.

(b) Investment Transactions and Investment Income
Investment transactions are recorded as of the trade date. Realized gains and losses on investment transactions are calculated on the identified-cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. The interest rates reflected in the Statements of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-date, or as soon as the information is available.

(c) Repurchase Agreements
During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern, as custodian for the Trust, at the Federal Reserve Bank of Chicago.

(d) Futures Contracts
Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Portfolios bear the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the portfolio and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts.
 At November 30, 1997, the Diversified Growth, Equity Index, Focused Growth and Small Company Index Portfolios had entered into long exchange traded futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions at November 30, 1997 was approximately $229,000, $1,433,000, $85,000, and $248,000 for the Diversified Growth, Equity
Index, Focused Growth and Small Company Index Portfolios, respectively.

(e) Options Contracts
Each Portfolio may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign

The Benchmark Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 1997
currencies, and U.S. and foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets. These transactions are for hedging (or cross-hedging) purposes or for the purposes of earning additional income.
 The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as Portfolio securities.
 The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
 In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. Transactions in written call options for the year ended November 30, 1997 for the Portfolios were as follows:

Premiums                                             Focused Growth
-------------------------------------------------------------------
                                                     (In thousands)
Options outstanding, at November 30, 1996                 $ --
Options written                                            111
Options terminated in closing purchase transactions        (26)
Options expired                                            (67)
Options exercised                                          (18)
-------------------------------------------------------------------
Options outstanding, at November 30, 1997                 $ --
-------------------------------------------------------------------

 The Portfolios did not write put options during the year ended November 30, 1997.

(f) Stripped Securities
Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only securities and the value of principal only stripped securities vary inversely with changes in interest rates.

(g) Forward Foreign Currency Exchange Contracts
Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. In addition, the International Bond and International Growth Portfolios may enter into foreign currency exchange contracts for speculative purposes. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses when the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
 The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
 At November 30, 1997, there were no outstanding forward foreign currency exchange contracts.

(h) Foreign Currency Translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.
 The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

(i) Federal Taxes
It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its unitholders. Therefore, no provision is made for federal taxes.
 At November 30, 1997, the Portfolios had approximately the following amounts of capital loss carryforwards for U.S. federal tax purposes:

-------------------------------------------------------------------------------


                                Amount     Year(s) of Expiration
----------------------------------------------------------------
                            (in thousands)
Intermediate Bond               $   21             2005
Short-Intermediate Bond             10             2005
U.S. Government Securities         130         2001 to 2003
U.S. Treasury Index              1,046         2002 to 2005
International Equity Index           4             2005
----------------------------------------------------------------

 These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

(j) Deferred Organization Costs
Organization related costs are being amortized on a straight-line basis over five years.

(k) Expenses
Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Certain expenses arising in connection with a class of units are allocated to that class of units. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

(l) Distributions
Dividends from net investment income are declared and paid as follows:

-------------------------------------
Bond                        Monthly
Intermediate Bond           Monthly
International Bond          Quarterly
Short-Intermediate Bond     Monthly
U.S. Government Securities  Monthly
U.S. Treasury Index         Monthly
Balanced                    Quarterly
Diversified Growth          Annually
Equity Index                Quarterly
Focused Growth              Annually
International Equity Index  Annually
International Growth        Annually
Small Company Index         Annually
-------------------------------------

 Each Portfolio's net realized capital gains are distributed at least annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with generally accepted accounting principles.
 Distributions of short-term and long-term capital gains were declared and paid December 22, 1997 to unitholders of record on December 19, 1997, as follows:

                            Short-Term Long-Term
                             Capital    Capital
                               Gain      Gain     Total
--------------------------------------------------------
Bond                         $    --    $0.1211  $0.1211
Intermediate Bond                 --         --       --
International Bond            0.0741     0.2214   0.2955
Short-Intermediate Bond       0.0270         --   0.0270
U.S. Government Securities        --         --       --
U.S. Treasury Index               --         --       --
Balanced                      0.1368     0.3764   0.5132
Diversified Growth            0.0441     1.8151   1.8592
Equity Index                  0.0387     1.3993   1.4380
Focused Growth                0.9226     1.9313   2.8539
International Equity Index        --         --       --
International Growth          0.5737         --   0.5737
Small Company Index           0.0924     0.7969   0.8893
--------------------------------------------------------

(m) Reclassifications
At November 30, 1997, certain Portfolios made reclassifications among their capital accounts to reflect the characterization of certain income and capital gains distributions for federal income tax purposes, as follows:

                            Undistributed  Undistributed
                            Net Investment  Net Capital
Amounts in Thousands            Income     Gains/(Losses)
---------------------------------------------------------
Bond                            $(660)         $660
International Bond               (208)          208
Short-Intermediate Bond          (614)          614
U.S. Government Securities        (60)           60
International Growth              (23)           23
International Equity Index          2            (2)
---------------------------------------------------------

 These reclassifications had no impact on the net asset value of the Portfolios and are designed to present those Portfolios' capital accounts on a tax basis.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS
The Trust has an investment advisory agreement with Northern whereby each Portfolio pays Northern a fee, computed daily and payable monthly, based on a specified percentage of its average daily net assets. For the current fiscal year, Northern voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the year ended November 30, 1997, are as follows:

The Benchmark Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 1997

                                              Net
                            Advisory Less:  Advisory
                              Fee    Waiver   Fee
----------------------------------------------------
Bond                           .60%   .35%    .25%
Intermediate Bond              .60    .35     .25
International Bond             .90    .20     .70
Short-Intermediate Bond        .60    .35     .25
U.S. Government Securities     .60    .35     .25
U.S. Treasury Index            .40    .25     .15
Balanced                       .80    .30     .50
Diversified Growth             .80    .25     .55
Equity Index                   .30    .20     .10
Focused Growth                1.10    .30     .80
International Equity Index     .50    .25     .25
International Growth          1.00    .20     .80
Small Company Index            .40    .20     .20
----------------------------------------------------

 As compensation for the services rendered as transfer agent, including the assumption by Northern of the expenses related thereto, Northern receives a fee, computed daily and payable monthly, at an annual rate of .01%, .05%, .10% and .15% of the average daily net asset value of the outstanding Class A, B, C and D units, respectively, for the Portfolios.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has an administration agreement (as amended May 1, 1997) with Goldman Sachs whereby each Portfolio pays the Administrator a fee, computed daily and payable monthly, at an annual rate of .10% of the Portfolio's average daily net assets, except the International Bond, International Equity Index and International Growth Portfolios which pay the Administrator a fee, computed daily and payable monthly, at an annual rate of .15% of their respective average daily net assets.
 In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the investment advisory fee and transfer agency fee payable to Northern pursuant to its agreements with the Trust, servicing fees, and extraordinary expenses (such as taxes, interest and indemnification expenses), exceeds on an annualized basis .10% of a Portfolio's average daily net assets (0.25% for International Growth Portfolio, International Bond Portfolio and International Equity Index Portfolio), Goldman Sachs will reimburse each Portfolio for the amount of the excess pursuant to the terms of the administration agreement.
 Prior to May 1, 1997 each Portfolio paid the Administrator a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio at the rates set forth below:

Average net assets                Rate
---------------------------------------
For the first $100,000,000        .250%
For the next $200,000,000         .150
For the next $450,000,000         .075
For net assets over $750,000,000  .050
---------------------------------------

 Prior to May 1, 1997, Goldman Sachs also voluntarily agreed to limit administration fees to .10% of average daily net assets for each Portfolio. In addition, Goldman Sachs agreed to waive a portion of its administrative fees should overall administration fees earned during the preceding year exceed certain specified levels. No waiver was required under this agreement during the year ended November 30, 1997. Furthermore, Goldman Sachs voluntarily agreed to reimburse each Portfolio for certain expenses in the event that such expenses, as defined, exceed on an annualized basis .10% of its average daily net assets for such fiscal year for the Bond, Short-Intermediate Bond, U.S. Government Securities, U.S. Treasury Index, Balanced, Diversified Growth, Equity Index, Focused Growth and Small Company Index Portfolios and .25% of the average daily net assets for such fiscal year for the International Bond, International Equity Index and International Growth Portfolios.
 The administration fees waived and expenses reimbursed during the year ended November 30, 1997 are shown on the accompanying Statements of Operations.
 Goldman Sachs receives no compensation under the distribution agreement.

5. UNITHOLDER SERVICING PLAN
The Trust has adopted a Unitholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain unitholder administrative support services for their customers or other investors who beneficially own Class B, C and D units. As compensation under the Unitholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to .10%, .15% and .25% of the average daily net asset value of the outstanding Class B, C and D units, respectively.

-------------------------------------------------------------------------------


6. INVESTMENT TRANSACTIONS
Investment transactions for the year ended November 30, 1997 (excluding short-term investments) were as follows:

                                                    Proceeds
                                                   from sales   Proceeds
                                                       and        from
                             Purchases             maturities  sales and
                              of U.S.   Purchases    of U.S.   maturities
                            Government   of other  Government   of other
                            Obligations securities Obligations securities
-------------------------------------------------------------------------
                                           (in thousands)
Bond                         $281,135    $171,611   $237,619    $75,350
Intermediate Bond              11,040       5,326      4,809        725
International Bond                 --       8,089         --     12,141
Short-Intermediate Bond        54,397      74,510     65,113     13,725
U.S. Government Securities     77,111          --    124,791         --
U.S. Treasury Index            28,902          --     21,070         --
Balanced                       18,477      11,557     18,201     14,525
Diversified Growth                 --      64,396         --     86,524
Equity Index                       --     166,567         --    153,926
Focused Growth                     --     123,991         --    140,804
International Equity Index         --      34,737         --      2,191
International Growth               --     180,012         --    212,909
Small Company Index                --      59,604         --     50,315
-------------------------------------------------------------------------

  As of November 30, 1997, the composition of unrealized appreciation (depreciation) of investment securities (including the effects of foreign currency translation) based on the aggregate cost of investments for federal income tax purposes were as follows:

                                                                     Cost for
                                                                     Federal
                                                           Net        Income
                                                      Appreciation     Tax
                            Appreciation Depreciation (Depreciation) Purposes
-----------------------------------------------------------------------------
                                             (in thousands)
Bond                          $15,391       $1,662       $13,729     $489,781
Intermediate Bond                  35           96           (61)      11,885
International Bond                990        1,209          (219)      25,752
Short-Intermediate Bond         2,134        2,077            57      206,201
U.S. Government Securities        376          114           262       49,532
U.S. Treasury Index               945           15           930       34,174
Balanced                       12,223          158        12,065       43,968
Diversified Growth             52,083        1,077        51,006      109,822
Equity Index                  327,384       14,006       313,378      644,235
Focused Growth                 25,541        1,524        24,017      101,699
International Equity Index      2,089        3,371        (1,282)      32,838
International Growth            8,543        4,975         3,568      103,928
Small Company Index            34,383        8,122        26,261      121,333
-----------------------------------------------------------------------------

7. BANK LOANS
The Trust maintains a $5,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the Fed Funds rate and are secured by pledged securities equal to or exceeding 120% of the outstanding balance.
 Interest expense for the year ended November 30, 1997 was approximately $1,000, $9,000, $90,000, $7,000, $2,000, and $10,000 for the International
Bond, Diversified Growth, Equity Index, Focused Growth, International Growth and Small Company Index Portfolios, respectively. These amounts are included in "Other Expenses" on the Statements of Operations.
 As of November 30, 1997, there were no outstanding borrowings.

8. UNIT TRANSACTIONS
Transactions in Class A units for the year ended November 30, 1997 were as follows:

                                                                Net
                                    Reinvested               increase
                            Sales  distributions Redemptions (decrease)
-----------------------------------------------------------------------
                                          (in thousands)
Bond                         7,554     1,111        4,475      4,190
Intermediate Bond              594         9           --        603
International Bond              56        74          363       (233)
Short-Intermediate Bond      5,953       572        4,056      2,469
U.S. Government Securities   3,473       227        6,148     (2,448)
U.S. Treasury Index          1,031        59          740        350
Balanced                       609       205          717         97
Diversified Growth             939     1,144        2,201       (118)
Equity Index                18,925     2,547       19,705      1,767
Focused Growth               1,481       905        2,575       (189)
International Equity Index   3,356        --          111      3,245
International Growth         1,116       606        4,566     (2,844)
Small Company Index          3,221     1,087        2,562      1,746
-----------------------------------------------------------------------

The Benchmark Funds
Fixed Income and Equity Portfolios
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 1997

 Transactions in Class A units for the year ended November 30, 1996 were as follows:

                                                                Net
                                    Reinvested                increase
                            Sales  distributions Redemptions (decrease)
-----------------------------------------------------------------------
                                          (in thousands)
Bond                         7,010       910        3,920       4,000
International Bond             272        81          313          40
Short-Intermediate Bond      3,372       424        4,028        (232)
U.S. Government Securities   5,223       211        3,637       1,797
U.S. Treasury Index            642        37          254         425
Balanced                       989        93          911         171
Diversified Growth           1,187       290        3,615      (2,138)
Equity Index                22,992     1,743       19,101       5,634
Focused Growth               2,500       117        2,151         466
International Growth         2,737       230        5,018      (2,051)
Small Company Index          2,188       516        1,933         771
-----------------------------------------------------------------------

 Transactions in Class C units for the year ended November 30, 1997 were as follows:

                                                               Net
                                   Reinvested                increase
                            Sales distributions Redemptions (decrease)
----------------------------------------------------------------------
                                          (in thousands)
Bond                        2,988      104         1,045      2,047
U.S. Government Securities     67       10            97        (20)
Balanced                       89       25           266       (152)
Equity Index                2,220      226         1,520        926
Focused Growth                 12       65            45         32
----------------------------------------------------------------------

 Transactions in Class C units for the year ended November 30, 1996 were as follows:

                                   Reinvested                 Net
                            Sales distributions Redemptions increase
--------------------------------------------------------------------
                                         (in thousands)
Bond                          214       13            51       176
U.S. Government Securities    234        8            66       176
Balanced                      548       11            69       490
Equity Index                3,499       70         1,685     1,884
Focused Growth                529       --            46       483
--------------------------------------------------------------------

 Transactions in Class D units for the year ended November 30, 1997 were as follows:

                                                            Net
                                Reinvested                increase
                         Sales distributions Redemptions (decrease)
-------------------------------------------------------------------
                                       (in thousands)
Bond                        32        1           15          18
International Bond           3       --           --           3
Short-Intermediate Bond     31        1            5          27
U.S. Government
 Securities                  6       --            1           5
U.S. Treasury Index         55        2           16          41
Balanced                    12        1            8           5
Diversified Growth          16        4            6          14
Equity Index             1,302       34          281       1,055
Focused Growth              32        6            9          29
International Growth        19       --            5          14
Small Company
 Index                      43        1           17          27
-------------------------------------------------------------------

 Transactions in Class D units for the year ended November 30, 1996 were as follows:

                                   Reinvested                 Net
                            Sales distributions Redemptions increase
--------------------------------------------------------------------
                                         (in thousands)
Bond                           6        --            1         5
International Bond             1        --           --         1
Short-Intermediate Bond       16        --           --        16
U.S. Government Securities    10         1            3         8
U.S. Treasury Index           29         1            3        27
Balanced                      20        --            1        19
Diversified Growth            17         1            6        12
Equity Index                 436         6           24       418
Focused Growth                13         1            7         7
International Growth           7        --           --         7
Small Company Index           17        --            1        16
--------------------------------------------------------------------

The Benchmark Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS


To the Unitholders and Trustees of
The Benchmark Funds
Fixed Income and Equity Portfolios

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Bond, Intermediate Bond, International Bond, Short-Intermediate Bond, U.S. Government Securities, U.S. Treasury Index, Balanced, Diversified Growth, Equity Index, Focused Growth, International Equity Index, International Growth and Small Company Index Portfolios, comprising the Fixed Income and Equity Portfolios of The Benchmark Funds, as of November 30, 1997, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of the investments owned at November 30, 1997 by physical examination of the securities held by the custodian and by correspondence with central depositories, unaffiliated subcustodian banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Intermediate Bond, International Bond, Short-Intermediate Bond, U.S. Government Securities, U.S. Treasury Index, Balanced, Diversified Growth, Equity Index, Focused Growth, International Equity Index, International Growth and Small Company Index Portfolios, comprising the Fixed Income and Equity Portfolios of The Benchmark Funds, at November 30, 1997, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.



/s/ Ernst & Young LLP

Chicago, Illinois
January 16, 1998

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and
Custodian

The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor

Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606

Trustees

William H. Springer, Chairman
Richard Gordon Cline
Edward J. Condon, Jr.
John W. English
Sandra Polk Guthman
Frederick T. Kelsey
Richard P. Strubel

Officers

Frank Polefrone, President
James Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Deborah Farrell, Assistant Secretary
Steven Hartstein, Assistant Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

Independent Auditors

Ernst & Young LLP
233 S. Wacker Dr.
Chicago, IL 60606

Legal Counsel

Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107




 This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Prospectus which contains facts concerning the objectives and policies, management expenses and other information.

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              THE BENCHMARK FUNDS
                               4900 Sears Tower
                            Chicago, Illinois 60606

                              BALANCED PORTFOLIO
                            GLOBAL ASSET PORTFOLIO
                            EQUITY INDEX PORTFOLIO
                         DIVERSIFIED GROWTH PORTFOLIO
                           FOCUSED GROWTH PORTFOLIO
                         SMALL COMPANY INDEX PORTFOLIO
                     INTERNATIONAL EQUITY INDEX PORTFOLIO
                        INTERNATIONAL GROWTH PORTFOLIO


     This Statement of Additional Information (the "Additional Statement") dated April 1, 1998, as supplemented April 7, 1998 is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus for the Balanced Portfolio, Global Asset Portfolio, Equity Index Portfolio, Diversified Growth Portfolio, Focused Growth Portfolio, Small Company Index Portfolio, International Equity Index Portfolio and International Growth Portfolio (the "Portfolios") of The Benchmark Funds (the "Prospectus") dated April 1, 1998. Copies of the Prospectus may be obtained without charge by calling Goldman, Sachs & Co. ("Goldman Sachs") toll-free at 1-800-621-2550 (outside Illinois) or by writing to the address stated above. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.


                           -------------------------

                                     INDEX



                                                               Page
                                                               ----

     ADDITIONAL INVESTMENT INFORMATION.......................   B-3

          Investment Objectives and Policies.................   B-3
          Investment Restrictions............................  B-18

     ADDITIONAL TRUST INFORMATION............................  B-20
          Trustees and Officers..............................  B-20
          Investment Advisers, Transfer Agent and Custodian..  B-26
          Portfolio Transactions.............................  B-33
          Administrator and Distributor......................  B-38
          Shareholder Servicing Plan.........................  B-40
          Counsel and Auditors...............................  B-42
          In-Kind Purchases..................................  B-42

     PERFORMANCE INFORMATION.................................  B-43

     TAXES...................................................  B-51

          General............................................  B-52
          Taxation of Certain Financial Instruments..........  B-54
          Foreign Investors..................................  B-56
          Conclusion.........................................  B-56

     DESCRIPTION OF SHARES...................................  B-57

     OTHER INFORMATION.......................................  B-62

     FINANCIAL STATEMENTS....................................  B-63

     APPENDIX A..............................................   1-A

     APPENDIX B..............................................   1-B

     No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE PORTFOLIOS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Prospective investors in the Global Asset Portfolio should note that the Trust has filed an application with the Securities and Exchange Commission requesting an exemption from certain provisions of the 1940 Act to allow the Portfolio to conduct its investment operations as described in its Prospectus. As of the date of this Additional Statement, the requested exemption had not been granted, and there is no assurance that it will be. No shares of the Portfolio will be sold unless and until the requested exemption is granted.

                       ADDITIONAL INVESTMENT INFORMATION

                      Investment Objectives and Policies

     The following supplements the investment objectives and policies of the Balanced, Global Asset, Equity Index, Diversified Growth, Focused Growth, Small Company Index, International Equity Index, and International Growth Portfolios (the "Portfolios") of The Benchmark Funds (the "Trust") as set forth in the Prospectus.

     Warrants. The Balanced, Global Asset, Diversified Growth, Focused Growth, Small Company Index, International Equity Index and International Growth Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its total assets, taken at market value, in warrants. Warrants acquired by a Portfolio in shares or attached to other securities are not subject to this restriction.

     U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

     Foreign Securities. Unanticipated political or social developments may affect the value of a Portfolio's investments in emerging market countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Investors should understand that the expense ratios of the International Equity Index and International Growth Portfolios can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

     Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Balanced, Global Asset, Diversified Growth, Focused Growth, International Equity Index and International Growth Portfolios are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When an Investment Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Similarly, when the securities held by a Portfolio create a short position in a foreign currency, the Portfolio may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Portfolio may also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     In addition, with respect to the Global Asset and International Growth Portfolios, Northern may purchase or sell forward foreign currency exchange contracts to seek to increase total return.

     Liquid assets equal to the amount of a Portfolio's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Portfolio. A forward contract to sell a foreign currency is "covered" if a Portfolio owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Portfolio to buy the same currency at a price that is (i) no higher than the Portfolio's price to sell the currency or (ii) greater than the Portfolio's price to sell the currency provided the Portfolio segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Portfolio holds a forward contract (or call option) permitting the Portfolio to sell the same currency at a price that is (i) as high as or higher than the Portfolio's price to buy the currency or (ii) lower than the Portfolio's price to buy the currency provided the Portfolio segregates liquid assets in the amount of the difference.

     Options. Each Portfolio may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, or foreign currencies and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     The Portfolios will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Portfolio segregates liquid assets in the amount of the difference. The Portfolios will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

     A Portfolio's obligation to sell a security subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Portfolio's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security or currency from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security or currency during such period.

     When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the

Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (an "Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     Supranational Bank Obligations. The Balanced and Global Asset Portfolios may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

     Stripped Securities. The Balanced and Global Asset Portfolios may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the

Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Portfolios may purchase securities registered in the STRIPS program. Under the STRIPS program, each Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     In addition, the Balanced and Global Asset Portfolios may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

     The Prospectus discusses other types of stripped securities that may be purchased by the Portfolios, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

     Asset-Backed Securities. The Balanced and Global Asset Portfolios may purchase asset backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by the Portfolios may include collateralized mortgage obligations ("CMOs") issued by private companies.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     Interest Rate Swaps, Floors and Caps and Currency Swaps. The Balanced and Global Asset Portfolio may enter into interest rate swaps for hedging purposes and not for speculation. Interest rate swaps, floors and swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. A Portfolio will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Portfolio will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis; i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

     The International Equity Index and International Growth Portfolios may enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

     Inasmuch as interest rate and currency swaps are entered into for good faith hedging purposes, the Trust, The Northern Trust Company ("Northern") and Northern Trust Quantitative Advisors, Inc. ("NTQA" and, collectively with Northern, the "Investment Advisers") believe that such transactions do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Portfolios' borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to interest rate or currency swaps will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be segregated by the Portfolio.

     The Balanced and Global Asset Portfolios will not enter into an interest rate swap, floor or cap transaction, and the International Equity Index, International Growth and Global Asset Portfolios will not enter into currency swap transactions unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-l or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

     Futures Contracts and Related Options. Each Portfolio may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

     Real Estate Investment Trusts. The Small Company Index Portfolio may invest in equity real estate investment trusts ("REITs") that constitute a part of the Russell 2000 Small Stock Index. REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Portfolio to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, the Portfolio would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Portfolio bears directly in connection with its own operations.

     Securities Lending. Collateral for loans of portfolio securities made by a Portfolio may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

     Forward Commitments, When-Issued Securities and Delayed Delivery Transactions. When a Portfolio purchases securities on a when-issued, delayed delivery or forward commitment basis, the Portfolio will segregate liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Portfolio will segregate the portfolio securities themselves. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

     Commercial Paper, Bankers' Acceptances, Certificates of Deposit, Time Deposits and Bank Notes. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     Each Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     Variable and Floating Rate Instruments. With respect to the variable and floating rate instruments that may be acquired by the Portfolios, the Investment Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Portfolios' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     Repurchase Agreements. Each Portfolio may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, as are deemed creditworthy by the Investment Advisers under guidelines approved by the Trust's Board of Trustees. The repurchase price under the repurchase agreements will generally equal the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian (or subcustodian), in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

     Reverse Repurchase Agreements. Each Portfolio may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolio will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

     Investment Companies.

     The 1940 Act generally permits the Global Asset Portfolio to invest without limitation in other investment companies that are part of the same "group of investment companies" (as defined in the 1940 Act), provided certain limitations are observed. Generally, these limitations require that the Portfolio (a) limit its investments to shares of other investment companies that are part of the same "group of investment companies," Government securities and short-term paper, (b) observe certain limitations on the amount of sales loads and distribution-related fees that are borne directly and indirectly by its shareholders; and (c) not invest in other investment companies structured as "funds of funds." If the SEC grants the order of exemption that has been requested by the Trust, (a) the Global Asset Portfolio will be permitted to hold investments other than those identified above, including domestic and foreign equity and fixed income securities and securities of unaffiliated investment companies; and (b) the Portfolios will be permitted to invest in the securities of unaffiliated investment companies as described below.

     With respect to (i) the investments of the Global Asset Portfolio in securities issued by all unaffiliated investment companies, (ii) the investments of other Portfolios in which the Global Asset Portfolio invests in (a) unaffiliated money market funds and (b) other unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System ("Exchange-Traded Funds") and (iii) the investments of other Portfolios in which the Global Asset Portfolio does not invest in the securities of all unaffiliated investment companies, such investments will be limited so that, as determined after a purchase is made, either (x) not more than 3% of the total outstanding stock of such investment company will be owned by the Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act) or (y) the percentage limitations in the next sentence are satisfied. In all cases, each Portfolio in which the Global Asset Portfolio invests will limit its investments in other types of investment companies not listed in

(ii) above so that, as determined after a purchase is made, (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (not including investments in money market funds and Exchange-Traded Funds); and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. In addition, each Portfolio in which the Global Asset Portfolio invests will limit its investments in unaffiliated money market funds so that no more than 25% of such Portfolio's assets are invested in such money market funds.

     Unaffiliated investment companies whose securities are purchased by the Portfolios, may not be obligated to redeem such securities in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

     If required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

     A Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Portfolio. However, each Portfolio currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

World Equity Benchmark Shares ("WEBS")

As outlined in the Prospectus, the International Equity Index and Global Asset Portfolios may invest in WEBS and similar securities of investment companies that invest in securities included in foreign securities indices. WEBS are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a

Portfolio's shares could also be substantially and adversely affected, and the International Equity Index Portfolio's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, the Portfolio could be required to reconsider the use of WEBS as part of its investment strategy.

     Risks Related to Lower-Rated Securities. While any investment carries some risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Portfolio's net asset value per share.

     There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

     The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

     If an issuer of a security defaults, a Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Portfolio's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

     In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Portfolio's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by the Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

     The ratings of S&P, Moody's, Duff and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Advisers perform their own analysis of the issuers whose lower-rated securities the Portfolio purchases. Because of this, the Portfolio's performance may depend more on their own credit analysis than is the case of mutual funds investing in higher-rated securities.

     In selecting lower-rated securities, the Investment Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio's investment portfolio. The Investment Advisers continuously monitor the issuers of lower-rated securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

     Yields and Ratings. The yields on certain obligations, including the instruments in which the Portfolios may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, Duff, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     Subject to the limitations stated in the Prospectus, if a portfolio security undergoes a rating revision, a Portfolio may continue to hold the security if the Investment Advisers determine such retention is warranted.

     Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Portfolios is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Portfolios to receive favorable tax treatment.

                            Investment Restrictions

     In addition to the fundamental investment restrictions disclosed in the Prospectus, each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares.

No Portfolio may:

     (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

     (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements) except to secure permitted borrowings.

     (3) Purchase or sell real estate, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

     (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, enter into futures contracts and related options, and enter into forward currency contracts in accordance with its investment objective and policies.

     (5) Invest in companies for the purpose of exercising control.

     (6) Act as underwriter of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

     (7) Write puts, calls or combinations thereof, except for transactions in options on securities, financial instruments, currencies and indices of securities (and in the case of the International Growth Portfolio, yield curve options); futures contracts; options on futures contracts; forward currency contracts; short sales of securities against the box; interest rate swaps; and pair-off transactions (except in the case of the International Growth Portfolio).

     (8) Make any investment inconsistent with the Portfolio's classification as a diversified investment company under the 1940 Act.

     (9) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, in the case of the International Equity Index and Global Asset Portfolios, securities of other investment companies) if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry. For the purposes of this restriction, as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (10) Borrow money (other than pursuant to reverse repurchase agreements), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Trust to meet redemption requests when the liquidation of Portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.

     (11) Notwithstanding any of the Trust's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may purchase securities of other investment companies to the full extent permitted under Section 12 of the 1940 Act (or any successor provision thereto) or under any regulation or order of the Securities and Exchange Commission; and each Portfolio may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Portfolio.

                                 *     *     *

     In applying Restriction No. 9 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

     Except to the extent otherwise provided in Investment Restriction No. 9 for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Standard Industrial Classification Manual (except that the International Growth Portfolio and the International Equity Index Portfolio will use The Morgan Stanley Capital International industry classification titles). Securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Additional Statement and in the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Restrictions.

     In addition, as a matter of fundamental policy, the International Equity Index and International Growth Portfolios will not issue senior securities except as stated in the Prospectus or this Additional Statement.

     Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

                          ADDITIONAL TRUST INFORMATION

Trustees and Officers

Information pertaining to the Trustees and officers of the Trust is set forth below.

Name,                             Positions            Principal Occupation(s)
and Address                Age    with Trust             During Past 5 Years
------------------------   ---   ------------  ---------------------------------------
William H. Springer          68  Chairman      Vice Chairman of Ameritech (a
701 Morningside Drive            and           telecommunications holding company),
Lake Forest, IL 60045            Trustee       from February 1987 to retirement in
                                               August 1992; Vice Chairman, Chief
                                               Financial and Administrative Officer
                                               of Ameritech prior to 1987; Director,
                                               Walgreen Co. (a retail drug store
                                               business); Director of

Name,                             Positions            Principal Occupation(s)
and Address                Age    with Trust             During Past 5 Years
------------------------  -----  ------------  ---------------------------------------
                                               Baker, Fentress & Co. (a closed-end,
                                               non-diversified management investment
                                               company) from April 1992 to present;
                                               Trustee, Goldman Sachs Trust from 1989 to
                                               present.

Richard Gordon Cline      63     Trustee       Chairman, Hussman International Inc.
4200 Commerce Court,                           (commercial refrigeration company)
Suite 300                                      since January 1998; and Chairman,
Lisle, IL 60532                                Hawthorne Inc. (a management advisory
                                               services and private investment
                                               company) since January 1996; Chairman
                                               and CEO of NICOR Inc. (a diversified
                                               public utility holding company) from
                                               1986 to 1995, and President,
                                               1992-1993; Director: Whitman
                                               Corporation (a diversified holding
                                               company); Kmart Corporation (a
                                               retailing company); Ryerson Tull, Inc.
                                               (a metals distribution company); and
                                               University of Illinois Foundation.

Edward J. Condon, Jr.     57     Trustee       Chairman of The Paradigm Group, Ltd.
Sear Tower, Suite 9650                         (a financial advisor) since July 1993;
233 S. Wacker Drive                            Vice President and Treasurer of Sears,
Chicago, IL 60606                              Roebuck and Co. (a retail corporation)
                                               from February 1989 to July 1993;
                                               within the last five years he has
                                               served as a Director of: Sears Roebuck
                                               Acceptance Corp.; Discover Credit
                                               Corp.; Sears Receivables Financing
                                               Group,Inc.; Sears Credit Corp.; and
                                               Sears Overseas Finance N.V; Member of
                                               the Board of Managers of The Liberty
                                               Hampshire Company, LLC; Vice Chairman
                                               and Director of Energenics LLC;
                                               Director of University Eldercare,
                                               Inc.; Director of the Girl Scouts of
                                               Chicago; and Trustee of Dominican
                                               University.

John W. English           64     Trustee       Private Investor; Vice President and
50-H New England Ave.                          Chief Investment Officer of The Ford
P.O. Box 640                                   Foundation (a charitable trust) from
Summit, NJ 07902-0640                          1981 until 1993; Trustee:  The China
                                               Fund, Inc.; Retail Property Trust;
                                               Sierra Trust; American Red Cross in
                                               Greater New York; Mote Marine
                                               Laboratory; and United Board for
                                               Christian Higher Education in Asia.
                                               Director: University  of Iowa
                                               Foundation; Blanton-Peale Institutes
                                               of Religion and Health; Community
                                               Foundation of Sarasota County; Duke
                                               Management Company; and John Ringling
                                               Centre Foundation.


Name,                             Positions            Principal Occupation(s)
and Address                Age    with Trust             During Past 5 Years
-----------                ---    ----------             -------------------
Sandra Polk Guthman        54     Trustee      President and CEO of Polk Bros.
420 N. Wabash Avenue                           Foundation (an Illinois not-for-profit
Suite 204                                      corporation) from 1993 to present;
Chicago, IL 60611                              Director of Business Transformation
                                               from 1992-1993, and Midwestern
                                               Director of Marketing from 1988-1992,
                                               IBM Corporation; Director: MBIA
                                               Insurance Corporation of Illinois
                                               (bank holding company) since 1994 and
                                               Avondale Financial Corporation (a
                                               stock savings and loan holding
                                               company) since 1995.

Frederick T. Kelsey        70     Trustee      Consultant to Goldman Sachs from
4010 Arbor Lane #102                           December 1985 through February 1988;
Northfield, IL 60093                           Director of Goldman Sachs Funds Group
                                               and Vice President of Goldman Sachs
                                               from May 1981 until his retirement in
                                               November 1985;  President and
                                               Treasurer of the Trust and other
                                               investment companies affiliated with
                                               Goldman Sachs through August 1985;
                                               President from 1983 to 1985, and
                                               Trustee from 1983 to 1994, The
                                               Centerland Funds and its successor,
                                               The Pilot Funds; Trustee, various
                                               management investment companies
                                               affiliated with Zurich Kemper
                                               Investments.

Richard P. Strubel         58     Trustee      Managing Director, Tandem Partners,
70 West Madison St.                            Inc. (a privately held management
Suite 1400                                     services firm) since 1990; President
Chicago, IL 60602                              and CEO, Microdot, Inc. (a privately
                                               held manufacturing firm) from 1984 to
                                               1994; Trustee, Goldman Sachs Trust
                                               from 1987 to present; Director of
                                               Kaynar Technologies Inc. (a leading
                                               manufacturer of aircraft fasteners);
                                               Trustee of the University of Chicago;
                                               Director of Children's Memorial
                                               Medical Center.

Frank E. Polefrone         41     President    Director of Financial Institutions
4900 Sears Tower                               Sales and Marketing of Goldman Sachs
Chicago, IL 60606                              Asset Management ("GSAM") since March
                                               1997; Marketing/Product Development of
                                               Federated Investors from August 1982
                                               through December 1996.

James A. Fitzpatrick       38     Vice         Vice President, GSAM (since April
4900 Sears Tower                  President    1997); Vice President and General
Chicago, IL 60606                              Manager, First Data Corporation -
                                               Investors Services Group prior thereto.

Gordon F. Linke            41     Vice         Vice President, Goldman Sachs Funds
555 California Street,            President    Group (since March 1992); Corporate
San Francisco, CA 94104                        Finance Officer of Bank of America
                                               (prior thereto).


Name,                             Positions            Principal Occupation(s)
and Address                Age    with Trust             During Past 5 Years
-----------                ---    ----------             -------------------
Nancy L. Mucker            48     Vice         Vice President, Goldman Sachs (since
4900 Sears Tower                  President    April 1985); Manager, Shareholder
Chicago, IL 60606                              Servicing of GSAM (since November 1989).

John Perlowski             33     Treasurer    Vice President, Goldman Sachs (since
One New York Plaza                             July 1995); Director, Investors Bank
New York, NY 10004                             and Trust Company (November 1993 to
                                               July 1995); Audit Manager of Arthur
                                               Andersen, LLP (prior thereto).

Michael J. Richman         37     Secretary    General Counsel of the Funds Group,
85 Broad Street                                GSAM (since December 1997); Associate
New York, NY 10004                             General Counsel of GSAM (February 1994
                                               to December 1997); Vice President and
                                               Assistant General Counsel of Goldman
                                               Sachs (since June 1992); Counsel to the
                                               Funds Group of GSAM (since June 1992);
                                               Partner of Hale and Dorr, September
                                               1991 to June 1992).

Deborah A. Farrell         26     Assistant    Legal Assistant, Goldman Sachs (since
85 Broad Street                   Secretary    January 1994); Formerly at Cleary,
New York, NY 10004                             Gottlieb, Steen & Hamilton.

Steven E. Hartstein        34     Assistant    Legal Products Analyst, Goldman Sachs
85 Broad Street                   Secretary    (since June 1993); Funds Compliance
New York, NY 10004                             Officer, Citibank Global Asset
                                               Management (August 1991 to June 1993).

Howard B. Surloff          32     Assistant    Assistant General Counsel, GSAM and
85 Broad Street                   Secretary    Associate General Counsel to the Funds
New York, NY 10004                             Group (since December 1997); Vice
                                               President and Assistant General Counsel,
                                               Goldman Sachs (since November 1993 and
                                               May 1994, respectively); Counsel to the
                                               Funds Group, GSAM (since November 1993);
                                               Associate of Shereff, Friedman, Hoffman &
                                               Goodman, LLP (prior thereto).

Valerie A. Zondorak        32     Assistant    Assistant General Counsel, GSAM and the
85 Broad Street                   Secretary    Funds Group (since December 1997); Vice
New York, NY 10004                             President and Assistant General
                                               Counsel, Goldman Sachs (since December
                                               1997) and Vice President and Counsel to
                                               Goldman Sachs (since March 1997);
                                               Associate of Shereff, Friedman, Hoffman
                                               & Goodman, LLP (prior thereto).

Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with the Investment Advisers, Goldman Sachs and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Springer, Kelsey, Strubel, Richman, Perlowski, Fitzpatrick, Surloff and Hartstein and Mmes. Farrell, Mucker and Zondorak hold similar positions with one or more investment companies that are advised by Goldman Sachs. As a result of the responsibilities assumed by the Investment Advisers under the Advisory Agreements with the Trust, by Northern under its Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement with the Trust and by Goldman Sachs under its Administration Agreement and Distribution Agreement with the Trust, the Trust itself requires no employees.

Each officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Each Trustee earns a quarterly retainer of $6,250 and the Chairman of the Board earns a quarterly retainer of $9,375. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

In addition, the Trustees established an Audit Committee consisting of three members including a Chairman of the Committee. Each member earns a fee of $1,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,250.

Each Trustee will hold office for an indefinite term until the earliest of (1) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust, or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years.

The Trust's officers do not receive fees from the Trust for services in such capacities, although Goldman Sachs, of which they are also officers, receives fees from the Trust for administrative services.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1997:



                                               Pension or
                                               Retirement
                                                Benefits
                               Aggregate       Accrued as              Total
                             Compensation        Part of         Compensation from
    Name of Trustee            from the          Trust's           Registrant and
    ---------------            --------          -------         Fund Complex Paid
                              Registrant        Expenses             to Trustees
                              ----------        --------             -----------
William H. Springer              $43,500              $0                 $43,500

Richard G. Cline***               $7,750              $0                  $7,750

Edward J. Condon, Jr.            $31,000              $0                 $31,000

John W. English                  $31,000              $0                 $31,000

James J. Gavin*                  $34,000              $0                 $34,000

Sandra Polk Guthman***            $7,750              $0                  $7,750

Frederick T. Kelsey              $35,000        $2,863**                 $37,863

Richard P. Strubel               $39,000              $0                 $39,000



*    Retired as of November 30, 1997.
**   Interest from deferred compensation.
*** Mr. Cline and Ms. Guthman were elected as Trustees of the Trust in September 1997.

Investment Advisers, Transfer Agent and Custodian

     Northern, a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company, is one of the nation's leading providers of trust and investment management services. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. NTQA, also a wholly-owned subsidiary of Northern Trust Corporation, serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of December 31, 1997, the Investment Advisers and their affiliates had approximately $196 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, other investment companies and individuals.

     Subject to the general supervision of the Board of Trustees, the Investment Advisers make decisions with respect to, and place orders for all purchases and sales of portfolio securities for the Portfolios. The Advisory Agreements with the Trust provide that in selecting brokers or dealers to place orders for transactions (a) on common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available, and (b) on bonds and other fixed income obligations, the Investment Advisers shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Portfolios and/or other accounts over which the Investment Advisers or an affiliate of Northern exercise investment discretion. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Portfolios' interests.

     On occasions when the Investment Advisers deem the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by them (including any other Portfolio, investment company or account for which the Investment Advisers act as adviser), the Agreements provide that the Investment Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best overall terms available with respect to common and preferred stock, and best net price and execution with respect to bonds and other fixed income obligations. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securities that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreements permit the Investment Advisers, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of their opinion of the reliability and quality of such broker or dealer.

     The Advisory Agreements provide that the Investment Advisers may render similar services to others so long as its services under such Agreements are not impaired thereby. The Advisory Agreements also provide that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

     At a meeting held on September 2, 1997, shareholders of the International Growth Portfolio approved a new advisory agreement with Northern and another wholly-owned subsidiary of Northern Trust Corporation (The Northern Trust Company of Connecticut, formerly, RCB Trust Company which has principal offices at 300 Atlantic Street, Stamford, Connecticut 06901) that would permit the Portfolio to implement a "manager-of-managers" structure. This agreement will become effective only if the Securities and Exchange Commission grants an exemption that permits the Portfolio to implement a manager-of-managers structure, and the Board of Trustees of the Trust acts to effectuate the structure with respect to the Portfolio. The new advisory agreement would be identical in all material respects to the current Advisory Agreement for the International Growth Portfolio, except that the new agreement would appoint both Northern and The Northern Trust Company of Connecticut as the advisers of the Portfolio and would allow the advisers to (1) delegate their duties to sub-advisers, (2) implement a manager-of-managers structure and (3) enter into sub-advisory agreements in the future without further shareholder approval. Fees payable to the sub-advisers would be payable by Northern and The Northern Trust Company of Connecticut and not by the Portfolio, and the current investment advisory fee rate payable by the Portfolio would not change. At present, it is uncertain when, or if, the manager-of-managers structure will become effective.

     Under its Transfer Agency Agreement with the Trust, with respect to shares held by Institutions, Northern has undertaken to perform some or all of the following services: (1) establish and maintain an omnibus account in the name of each Institution; (2) process purchase orders and redemption requests from an Institution, furnish confirmations and disburse redemption proceeds; (3) act as the income disbursing agent of the Trust; (4) answer inquiries from Institutions; (5) provide periodic statements of account to each Institution;
(6) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (7) if required by law, prepare and forward to Institutions shareholder communications (such as proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices); (8) preserve all records; and (9) furnish necessary office space, facilities and personnel. Under the Transfer Agency Agreement, with respect to shares held by investors, Northern has also undertaken to perform some or all of the following services: (1) establish and maintain separate accounts in the name of the investors; (2) process purchase orders and redemption requests, and furnish confirmations in accordance with applicable law; (3) disburse redemption proceeds; (4) process and record the issuance and redemption of shares in accordance with instructions from the Trust or its administrator; (5) act as income disbursing agent of the Trust in accordance with the terms of the Prospectus and instructions from the Trust or its administrator; (6) provide periodic statements of account; (7) answer inquiries (including requests for prospectuses and statements of additional information, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions);
(8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts; (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors; (10) furnish the Trust with all pertinent Blue Sky information;
(11) perform all required tax withholding; (12) preserve records; and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by Northern under the Transfer Agency Agreement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, payable monthly, at an annual rate of .01%,
 .05%, .10% and .15% of the average daily net asset value of the Class A, B, C and D Shares, respectively, in the Portfolios.

     Under its Custodian Agreement (and in the case of the International Growth Portfolio and International Equity Index Portfolio, its Foreign Custody Agreement) with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's investments held by Northern under the Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern shall, subject to certain monitoring responsibilities, have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between Northern and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that Northern shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under either Agreement. Northern has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Portfolio's foreign securities.

     As compensation for the services rendered to the Trust by Northern as custodian with respect to each Portfolio except the International Growth Portfolio and International Equity Index Portfolio, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as Custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

     As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Growth Portfolio and International Equity Index Portfolio, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows:
(i) $35,000 annually for the International Growth Portfolio and International Equity Index Portfolio, plus (ii) 9/100th of 1% annually of the Portfolios' average daily net assets, plus (iii) reimbursement for fees incurred by Northern as foreign custodian for telephone, postage, courier fees, office supplies and duplicating.

     Northern's fee under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Portfolios' daily uninvested cash balances (if any).

     Unless sooner terminated, the Advisory Agreements, the Custodian Agreement (or in the case of the International Growth Portfolio and International Equity Index Portfolio, the Foreign Custody Agreement) and the Transfer Agency Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999 and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) on 60 days' written notice to Northern or NTQA and by Northern or NTQA on 60 days' written notice to the Trust.

     Prior to April 1, Northern served as investment adviser to the Equity Index, Small Company Index and International Equity Index Portfolios on the same terms as those described above.

     For the fiscal periods ended November 30 as indicated, the amount of the Advisory Fee incurred by each Portfolio (after fee waivers) was as follows:


                                               1997        1996        1995
                                               ----        ----        ----
Balanced Portfolio (1)                       $270,536  $  226,872  $   81,249
Equity Index Portfolio (2)                    830,952     603,016     380,061
Diversified Growth Portfolio (2)              795,346     768,689     845,029
Focused Growth Portfolio (1)                  934,052     811,643     609,180
Small Company Index Portfolio (2)             242,421     212,150     172,085
International Growth Portfolio (3)            993,121   1,089,874   1,180,413
International Equity Index Portfolio (4)       44,662         N/A         N/A

__________________
(1)  Commenced investment operations on July 1, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on March 28, 1994.
(4)  Commenced investment operations on April 1, 1997.

     For the same fiscal periods ended November 30 as indicated, Northern waived advisory fees as follows:


                                               1997        1996        1995
                                               ----        ----        ----
Balanced Portfolio (1)                     $  162,322  $  136,185    $108,249
Equity Index Portfolio (2)                  1,661,904   1,206,801     760,122
Diversified Growth Portfolio (2)              361,521     349,197     384,104
Focused Growth Portfolio (1)                  350,269     304,447     228,443
Small Company Index Portfolio (2)             242,421     212,148     172,085
International Growth Portfolio (3)            248,280     272,159     295,103
International Equity Index Portfolio (4)       44,662         N/A         N/A

__________________
(1)  Commenced investment operations on July 1, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on March 28, 1994.
(4)  Commenced investment operations on April 1, 1997.

     For the fiscal periods ended November 30 as indicated, the amount of the Transfer Agency Fee incurred by each Portfolio was as follows:


                                               1997        1996        1995
                                               ----        ----        ----
Balanced Portfolio (1)                       $ 10,622     $ 8,853     $ 3,624
Equity Index Portfolio (2)                    172,360      92,186      40,881
Diversified Growth Portfolio (2)               15,280      14,368      15,548
Focused Growth Portfolio (1)                   19,546      12,738       7,810
Small Company Index Portfolio (2)              12,676      11,706       8,647
International Growth Portfolio (3)             12,624      13,559      14,784
International Equity Index Portfolio (4)        1,780         N/A         N/A

__________________
(1)  Commenced investment operations on July 1, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on March 28, 1994.
(4)  Commenced investment operations on April 1, 1997.

     For the fiscal periods ended November 30 as indicated, the amount of the Custodian Fee (and, in the case of the International Growth Portfolio, the Foreign Custodian Fee) incurred by each Portfolio was as follows:



                                               1997        1996        1995
                                               ----        ----        ----
Balanced Portfolio (1)                       $ 24,371    $ 21,294    $ 25,924
Equity Index Portfolio (2)                    142,960     154,259     126,649
Diversified Growth Portfolio (2)               27,587      26,634      34,074
Focused Growth Portfolio (1)                   23,050      21,498      25,698
Small Company Index Portfolio (2)              66,695      67,319      65,810
International Growth Portfolio (3)            158,611     170,117     160,492
International Equity Index Portfolio (4)       49,999         N/A         N/A

___________________
(1)  Commenced investment operations on July 1, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on March 28, 1994.
(4)  Commenced investment operations on April 1, 1997.

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern and NTQA believe that they may perform the services contemplated by their agreements with the Trust without violation of such banking laws or regulations, which are applicable to them. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern and NTQA from continuing to perform such services for the Trust.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern or NTQA in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Northern or NTQA and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per share of any Portfolio or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, the Trust expects that Northern and its affiliates would consider the possibility of offering to perform some or all of the services now provided by Goldman Sachs. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern and its affiliates might offer to provide services for consideration by the Trustees.

     Goldman Sachs is also an active investor, dealer and/or underwriter in many types of stocks, bonds and other instruments. Its activities in this regard could have some effect on the market for those instruments which the Portfolios acquire, hold or sell.

     In the Advisory Agreements, the Investment Advisers agree that the name "The Benchmark" may be used in connection with the Trust's business on a royalty-free basis. Northern has reserved to itself the right to grant the non-exclusive right to use the name "The Benchmark" to any other person. The Advisory Agreements provide that at such time as the Agreements are no longer in effect, the Trust will cease using the name "The Benchmark." (This undertaking by the Trust may be subject to certain legal limitations.)

Portfolio Transactions

     To the extent that a Portfolio effects brokerage transactions with Goldman Sachs or any broker-dealer affiliated directly or indirectly with the Investment Advisers, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions, will be fair and reasonable to the shareholders of the Portfolio.

     During the fiscal year ended November 30, 1997, the International Equity Index Portfolio acquired and sold securities of Banque Paribas and Societe Generale Securities Corporation, each a regular broker/dealer. At November 30, 1997, the International Equity Index Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Societe Generale, with an approximate aggregate value of $72,000.

     During the fiscal year ended November 30, 1997, the International Growth Portfolio acquired and sold securities of Banque Paribas, Deutsche Bank and Societe Generale Securities Corporation, each a regular broker/dealer. At November 30, 1997, the International Growth Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Societe Generale, with an approximate aggregate value of $1,603,000.

     During the fiscal year ended November 30, 1997, the Balanced Portfolio acquired and sold securities of Donaldson, Lufkin & Jenrette Securities Corp., Societie Generale Securities Corporation, Banque Paribas and Credit Commerciale de France, each a regular broker/dealer. At November 30, 1997, the Balanced Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Donaldson, Lufkin & Jenrette Securities Corporation, with an approximate aggregate value of $249,000.

During the fiscal year ended November 30, 1997, the Small Company Index Portfolio acquired and sold securities of Credit Commercicle de France, Banque Paribas, Cznadian Imperial Bank and Societe Generale Securities Corporation, each a regular broker/dealer. At November 30, 1997, the Small Company Index Portfolio did not own any securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.

During the fiscal year ended November 30, 1997, the Equity Index Portfolio acquired and sold securities of Credit Commerciale de France, Banque Paribas, Societe Generale Securities Corporation and Deutsche Bank, each a regular broker/dealer. At November 30, 1997, the Equity Index Portfolio did not own any securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.

During the fiscal year ended November 30, 1997, the Diversified Growth Portfolio acquired and sold securities of Credit Commerciale de France, Banque Paribas, Societe Generale Securities Corporation, Deutsche Bank and Union Bank of Switzerland, each a regular broker/dealer. At November 30, 1997, the Diversified Growth Portfolio did not own any securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.

During the fiscal year ended November 30, 1997, the Focused Growth Portfolio acquired and sold securities of Banque Paribas, Union Bank of Switzerland, Societe Generale Securities Corporation, Credit Commerciale de France and Banque Brussels Lambert, each a regular broker/dealer. At November 30, 1997, the Focused Growth Portfolio did not own any securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act.

For the fiscal periods ended November 30 as indicated, each Portfolio paid brokerage commissions as follows:

                                   Total            Total         Brokerage
    Fiscal                       Brokerage        Amount of      Commissions
     Year          Total        Commissions     Transactions        Paid
    Ended        Brokerage       Paid to          On Which       to Brokers
   November     Commissions     Affiliated      Commissions       Providing
  30, 1997:        Paid           Persons           Paid          Research
  ---------     -----------     -----------     ------------     -----------
Balanced
Portfolio      $   32,642         $    0        $          0       $ 25,974

Equity
Index
Portfolio         131,385              0                   0        121,495

Focused
Growth
Portfolio         300,436          1,484         226,791,529        260,384
                                   (0.49%)*            (0.59%)**

Diversified
Growth
Portfolio         202,193              0                   0        186,656

Small
Company
Index
Portfolio          73,241              0                   0         73,173

International
Growth
Portfolio       1,163,242              0         374,185,022        644,392

International
Equity Index
Portfolio          56,347              0          26,892,453         56,347

(*)  Percentage of total commissions paid.
(**) Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.


                                   Total          Total         Brokerage
    Fiscal                       Brokerage      Amount of      Commissions
     Year           Total       Commissions    Transactions       Paid
    Ended         Brokerage       Paid to        On Which      to Brokers
   November      Commissions    Affiliated     Commissions      Providing
  30, 1996:         Paid          Persons          Paid         Research
  ---------      ------------   ------------   -------------   ------------
Balanced
Portfolio             $53,002             $0     $33,133,354        $34,545

Equity
Index
Portfolio              86,325              0     176,685,003         71,053

Focused
Growth
Portfolio             325,022          5.607     189,320,203        248,133
                                                    (1.73%)*      (1.10%)**

Diversified
Growth
Portfolio             266,884              0     170,853,039        228,062

Small Company
Index
Portfolio              90,057              0      74,698,179         44,761

International
Growth
Portfolio           1,797,065              0     531,192,806        636,028

(*)  Percentage of total commissions paid.

(**) Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

                                   Total          Total         Brokerage
    Fiscal                       Brokerage      Amount of      Commissions
     Year           Total       Commissions    Transactions       Paid
    Ended         Brokerage       Paid to        On Which      to Brokers
   November      Commissions    Affiliated     Commissions      Providing
  30, 1996:         Paid          Persons          Paid         Research
  ---------      ------------   ------------   -------------   ------------
Balanced
Portfolio             $45,837             $0     $24,906,175        $39,287

Equity
Index
Portfolio             112,575              0     152,546,455        112,575

Focused
Growth
Portfolio             192,628              0     111,053,831        146,993

Diversified
Growth
Portfolio             438,884          3,360     248,311,354        367,010
                                     (.76%)*                       (.51%)**

Small Company
Index
Portfolio             102,688              0      58,429,480         51,692

International
Growth
Portfolio           2,121,410          4,425     575,340,692        787,039
                                     (.21%)*        (.36%)**

(*)  Percentage of total commissions paid.
(**) Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.

Administrator and Distributor

     Under its Administration Agreement with the Trust, Goldman Sachs, subject to the general supervision of the Trust's Board of Trustees, acts as the Trust's Administrator. In this capacity, Goldman Sachs (1) provides supervision of certain aspects of the Trust's non-investment advisory operations (the parties giving due recognition to the fact that certain of such operations are performed by Northern pursuant to the Trust's agreements with Northern), (2) provides the Trust, to the extent not provided pursuant to such agreements, with such personnel as are reasonably necessary for the conduct of the Trust's affairs,
(3) arranges, to the extent not provided pursuant to such agreements, for the preparation at the Trust's expense of its tax returns, reports to shareholders, periodic updating of the prospectuses issued by the Trust, and reports filed with the SEC and other regulatory authorities (including qualification under state securities or Blue Sky laws of the Trust's shares), and (4) provides the Trust, to the extent not provided pursuant to such agreements, with adequate office space and equipment and certain related services in Chicago.

     For the fiscal periods ended November 30 as indicated, Goldman Sachs received fees under the Administration Agreement (after fee waivers) in the amount of:

                                            1997      1996      1995
                                            ----      ----      ----
Balanced Portfolio (1)                    $ 54,096  $ 45,373  $ 36,250
Equity Index Portfolio (2)                 830,785   603,816   380,061
Diversified Growth Portfolio (2)           144,576   139,259   153,642
Focused Growth Portfolio (1)               116,431   101,553    76,148
Small Company Index Portfolio (2)          121,184   106,073    86,043
International Growth Portfolio (3)         159,139   136,235   147,552
International Equity Index Portfolio (4)    26,233       N/A       N/A

__________________
(1)  Commenced investment operations on July 1, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on March 28, 1994.
(4)  Commenced investment operations on April 1, 1997.

     For the fiscal periods ended November 30 as indicated and prior to May 1, 1997, Goldman Sachs voluntarily agreed to waive a portion of its Administration Fee for each Portfolio resulting in an effective fee of .10% of the average daily net assets for each Portfolio. The effect of these waivers by Goldman Sachs was to reduce administration fees by the following amounts:

                                            1997      1996      1995
                                            ----      ----      ----
Balanced Portfolio (1)                    $ 32,260  $ 68,595  $ 54,375
Equity Index Portfolio (2)                  52,050   176,462   229,985
Diversified Growth Portfolio (2)            68,234   170,691   176,821
Focused Growth Portfolio (1)                63,979   148,402   114,221
Small Company Index Portfolio (2)           65,061   152,457   129,064
International Growth Portfolio (3)          68,541   168,984   173,776
International Equity Index Portfolio (4)     1,460       N/A       N/A

__________________
(1)  Commenced investment operations on July 1, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on March 28, 1994.
(4)  Commenced investment operations on April 1, 1997.

     In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceed a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during the current fiscal year, Goldman Sachs will waive a portion of its administration fees during the following fiscal year. This undertaking may be terminated by Goldman Sachs at any time without the consent of the Trust or the shareholders. There have been no waivers pursuant to this agreement during the last three fiscal periods.

     Goldman Sachs has agreed for the current fiscal year to reimburse each Portfolio for its expenses (including fees payable to Goldman Sachs as administrator, but excluding advisory fees, transfer agency fees, servicing fees and extraordinary expenses) which exceed on an annualized basis .25% of the International Equity Index and International Growth Portfolios' respective average daily net assets and .10% of each other Portfolio's average daily net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1, 1997, this undertaking is contractual with respect to all Portfolios. The effect of these reimbursements by Goldman Sachs for the fiscal periods ended November 30 as indicated were to reduce the expenses of each Portfolio by:


                                                1997          1996          1995
                                                ----          ----          ----
Balanced Portfolio (1)                      $ 74,341      $ 65,547      $ 79,928
Equity Index Portfolio (2)                   304,060       306,865       194,615
Diversified Growth Portfolio (2)              89,069        98,425       100,038
Focused Growth Portfolio (1)                  79,410        80,020        87,261
Small Company Index Portfolio (2)            128,881       134,838       116,594
International Growth Portfolio (3)            67,398        55,347           N/A
International Equity Index Portfolio (4)      56,393           N/A           N/A


__________________
(1)  Commenced investment operations on July 1, 1993.
(2)  Commenced investment operations on January 11, 1993.
(3)  Commenced investment operations on March 28, 1994.
(4)  Commenced investment operations on April 1, 1997.

     Unless sooner terminated, the Administration Agreement will continue in effect with respect to a particular Portfolio until April 30, 1999, and thereafter for successive 12-month periods, provided that the agreement is approved annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding shares of such Portfolio (as defined below under "Other Information"). The Administration Agreement is terminable at any time without penalty by the Trust (upon specified Trustee or shareholder action) on 60 days' written notice to Goldman Sachs and by Goldman Sachs on 60 days' written notice to the Trust.

     The Trust has entered into a Distribution Agreement under which Goldman Sachs, as agent, sells shares of each Portfolio on a continuous basis. Goldman Sachs pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to Goldman Sachs for such distribution services.

     The Administration Agreement and the Distribution Agreement provide that Goldman Sachs may render similar services to others so long as its services under such Agreements are not impaired thereby. The Administration Agreement provides that the Trust will indemnify Goldman Sachs against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Administration Agreement and Distribution Agreement) or, in lieu thereof, contribute to resulting losses.

Shareholder Servicing Plan

     As stated in the Portfolios' Prospectus, Institutions may enter into Servicing Agreements with the Trust under which they provide (or arrange to have provided) support services to their Customers or other investors who beneficially own such shares in consideration of the Portfolios' payment of not more than .10%, .15% and .25% (on an annualized basis) of the average daily net asset value of the Class B, C and D Shares, respectively, beneficially owned by such Customers or investors.

     For the fiscal periods ended November 30 as indicated, the aggregate amount of the Shareholder Service Fee incurred by each class of each Portfolio then in existence was as follows:


                                     1997      1996      1995
                                     ----      ----      ----
Balanced Portfolio
     Class B                          N/A       N/A       N/A
     Class C (1)                   $8,026    $7,123       N/A
     Class D (2)                      710        61       N/A

Equity Index Portfolio
     Class B                          N/A       N/A       N/A
     Class C (3)                   99,924    46,497    $4,339
     Class D (4)                   52,360     7,257       480

Diversified Growth Portfolio
     Class B                          N/A       N/A       N/A
     Class C                          N/A       N/A       N/A
     Class D (4)                    1,466       703       326

Focused Growth Portfolio
     Class B                                     N/A             N/A             N/A
     Class C (5)                              11,022           3,028             N/A
     Class D (6)                               2,037           1,224             437
Small Company Index Portfolio
     Class B                                     N/A             N/A             N/A
     Class C                                     N/A             N/A             N/A
     Class D (6)                                 993             252              45
International Growth Portfolio
     Class B                                     N/A             N/A             N/A
     Class C                                     N/A             N/A             N/A
     Class D (7)                                 379             201               4

(1)  Class C Shares were issued on December 29, 1995.
(2)  Class D Shares were issued on February 20, 1996.
(3)  Class C Shares were issued on September 28, 1995.
(4)  Class D Shares were issued on September 14, 1994.
(5)  Class C Shares were issued on June 14, 1996.
(6)  Class D Shares were issued on December 8, 1994.
(7)  Class D Shares were issued on November 16, 1994.

     Services provided by or arranged to be provided by Institutions under their Servicing Agreements may include: (1) establishing and maintaining separate account records of Customers or other investors; (2) providing Customers or other investors with a service that invests their assets in shares of certain classes pursuant to specific or pre-authorized instructions, and assistance with new account applications; (3) aggregating and processing purchase and redemption requests for shares of certain classes from Customers or other investors, and placing purchase and redemption orders with the Transfer Agent; (4) issuing confirmations to Customers or other investors in accordance with applicable law;
(5) arranging for the timely transmission of funds representing the net purchase price or redemption proceeds; (6) processing dividend payments on behalf of Customers or other investors; (7) providing information periodically to Customers or other investors showing their positions in shares; (8) responding to Customer or other investor inquiries (including requests for prospectuses), and complaints relating to the services performed by the Institutions; (9) acting as liaison with respect to all inquiries and complaints from Customers and other investors relating to errors committed by the Trust or its agents, and other matters pertaining to the Trust; (10) providing or arranging for another person to provide subaccounting with respect to shares of certain classes beneficially owned by Customers or other investors; (11) if required by law, forwarding shareholder communications from the Trust (such as proxy statements and proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers and other investors;
(12) providing such office space, facilities and personnel as may be required to perform its services under the Servicing Agreement; (13) maintaining appropriate management reporting and statistical information; (14) paying expenses related to the preparation of educational and other explanatory materials in connection with the development of investor services; (15) developing and monitoring investment programs; and (16) providing such other similar services as the Trust may reasonably request to the extent the Institutions are permitted to do so under applicable statutes, rules and regulations.

     The Trust's agreements with Institutions are governed by a Plan (called the "Shareholder Servicing Plan"), which has been adopted by the Board of Trustees. Pursuant to the Shareholder Servicing Plan, the Board of Trustees will review, at least quarterly, a written report of the amounts expended under the Trust's agreements with Institutions and the purposes for which the expenditures were made. In addition, the arrangements with Institutions must be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Institutions based on information provided by the Trust's service contractors that there is a reasonable likelihood that the arrangements will benefit the Portfolios and their shareholders by affording the Portfolios greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

Counsel and Auditors

     Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to the Trust.

     Ernst & Young LLP, independent auditors, Sears Tower, 233 S. Wacker Drive, Chicago, Illinois 60606-6301, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP reviews the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases

     Payment for shares of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     The additional transaction fee described in the Prospectus with respect to the Small Company Index Portfolio and the International Equity Index Portfolio does not apply to in-kind purchases of shares that are structured to minimize the related brokerage, market impact costs and other transaction costs to such Portfolios as described in the Prospectus.


                            PERFORMANCE INFORMATION


     Each Portfolio that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                     1
                                     -
                               [ERV] n
                         T =   [ P ]   = 1


Where:    T =  average annual total return.


          ERV = ending redeemable value at the end of the applicable period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period.


          P =  hypothetical initial payment of $1,000.

          n = period covered by the computation, expressed in terms of years.



     Each Portfolio that advertises an "aggregate total return" for a class of shares computes such return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                              [[ERV]]
                         T =  [[ P ]] = 1


     The calculations set forth below are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) the portfolio transaction fee is taken into account for purchases of shares of the Small Company Index Portfolio and the International Equity Index Portfolio. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. Total return calculations excluding the transaction fee are also provided for the Small Company Index Portfolio and the International Equity Index Portfolio.

     The average annual total and aggregate total returns shown below for the Diversified Growth, Equity Index, Small Company Index and International Growth Portfolios include, for periods prior to the commencement of the Portfolios' operations, the performance of predecessor collective funds adjusted to reflect the higher estimated fees and expenses applicable to such Portfolios' Class A Shares at the time of their commencement. Although all such predecessor collective funds were managed by Northern for the periods stated in a manner and pursuant to investment objectives that were equivalent in all material respects to the management and investment objectives of the corresponding Portfolios, such predecessor collective funds were not registered under the 1940 Act and were not subject to certain investment restrictions imposed by the 1940 Act. If they had been registered under the 1940 Act, performance might have been adversely affected. The average annual total returns and aggregate total returns shown for the Portfolios for their Class C and/or Class D Shares also include, for the periods prior to the inception of such classes, the performance of the Portfolios' Class A Shares. Because the fees and expenses of Class C and Class D Shares are, respectively, 0.24% and 0.39% higher than those of Class A Shares, actual performance for periods prior to the inception of Class C and Class D Shares would have been lower if such higher fees and expenses had been taken into account.

Following commencement of operations of the Portfolios, Goldman Sachs reimbursed expenses to the Portfolios and voluntarily agreed to reduce a portion of its administration fee for each Portfolio pursuant to the undertaking described above under "Additional Trust Information - Administrator and Distributor" and "-Investment Advisers, Transfer Agent and Custodian," and Northern waived a portion of its investment advisory fees with respect to the Portfolios. The average annual total returns and aggregate total returns of each Portfolio with respect to Class A, Class C and Class D Shares, as applicable, are shown below with and without such fee waivers and expense reimbursements.

                      For Periods Ended November 30, 1997

                                     Average Annual Total Returns (%)                     Aggregate Total Returns (%)

                                                                  Since                                             Since
                                 1 Year    5 Year    10 year    Inception           1 Year    5 Year    10 Year   Inception
                                 ------    ------    -------    ---------           ------    ------    -------   ---------
Diversified Growth/1/
Class A
  with fee waivers and
  expense reimbursements
                                 27.06     13.82      15.80         -                27.06     91.03     333.60       -
  without fee waivers and        26.58     13.34      15.31         -                26.58     87.03     315.59       -
  expense reimbursements

Class D
  with fee waivers and           26.60     13.57      15.67         -                26.60     88.94     328.75       -
  expense reimbursements

  without fee waivers and        26.10     13.08      15.18         -                26.10     84.90     310.93       -
  expense reimbursements

Focused Growth/2/
Class A
  with fee waivers and           27.05       -          -         15.37              27.05      -          -        88.16
  expense reimbursements

  without fee waivers and        26.48       -          -         14.70              26.48      -          -        83.42
  expense reimbursements

Class C
  with fee waivers and           26.75       -          -         15.29              26.75      -          -        87.58
  expense reimbursements

  without fee waivers and        26.19       -          -         14.64              26.19      -          -        83.00
  expense reimbursements

Class D
  with fee waivers and           26.52       -          -         15.06              26.52      -          -        85.98
  expense reimbursements

  without fee waivers and        25.96       -          -         14.41              25.96      -          -        81.34
  expense reimbursements

                      For Periods Ended November 30, 1997

                                         Average Annual Total Returns (%)                  Aggregate Total Returns (%)

                                                                      Since                                           Since
                                     1 Year    5 Year    10 year    Inception        1 Year    5 Year    10 Year    Inception
                                     ------    ------    -------    ---------        ------    ------    -------    ---------
Equity Index/3/
Class A
  with fee waivers and                27.93     19.79      18.33        -             27.93    146.66     438.21        -
  expense reimbursements

  without fee waivers and             27.63     19.40      17.95        -             27.63    142.67     421.17        -
  expense reimbursements

Class C
  with fee waivers and                27.64     19.68      18.27        -             27.64    145.53     435.48        -
  expense reimbursements

  without fee waivers and             27.33     19.29      17.89        -             27.33    141.56     418.53        -
  expense reimbursements

Class D
  with fee waivers and                27.45     19.56      18.21        -             27.45    144.30     432.77        -
  expense reimbursements

  without fee waivers and             27.14     19.18      17.84        -             27.14    140.45     416.33        -
  expense reimbursements

Small Company Index/4/
Class A
  with fee waivers and                22.45     15.98        -        13.40           22.45    109.92       -        223.75
  expense reimbursements
  and portfolio transaction fee

  with fee waivers and
  expense reimbursements
  but without portfolio
  transaction fee                     23.06     16.10        -        13.46           23.06    110.94       -        225.37

  without fee waivers and
  expense reimbursements
  but with portfolio                  21.98     15.39        -        12.84           21.98    104.57       -        209.00
  transaction fee

  without fee waivers and
  expense reimbursements
  and portfolio transaction fee       22.59     15.51        -        12.90           22.59    105.64       -        210.69

                                                            For Periods Ended November 30, 1997
                                           Average Annual Total Returns (%)           Aggregate Total Returns (%)
                                                                        Since                                         Since
                                          1 Year   5 Year   10 year   Inception         1 Year   5 Year   10 Year   Inception
                                          ------   ------   -------   ---------         ------   ------   -------   ---------
Small Company Index/4/
Class D                                    22.07    15.90        --       13.36          22.07   109.11        --      222.57
   with fee waivers and
   expense reimbursements and
   portfolio transaction fee

  with fee waivers and expense             22.68    16.01        --       13.42          22.68   110.12        --      224.19
  reimbursements but without
  portfolio transaction fee

  without fee with port
  transaction fee                          21.60    15.05        --       12.66          21.60   101.57        --      204.42

  without fee waivers and
  expense reimbursements and               22.21    15.16        --       12.72          22.21   102.54        --      205.95
  portfolio transaction

International Growth/5/
Class A                                     4.21     9.63        --        5.23           4.21    58.36        --       46.00
  with fee waivers and
  expense reimbursements

  without fee waivers and                   3.86     9.24        --        4.87           3.86    55.56        --       42.29
  expense reimbursements
Class D
  with fee waivers and                      3.79     9.36        --        5.05           3.79    56.42        --       44.19
  expense reimbursements

  without fee waivers and                   3.45     8.98        --        4.70           3.45    53.72        --       40.59
  expense reimbursements

                                                                  For Periods Ended November 30, 1997
                                            Average Annual Total Returns (%)                 Aggregate Total Returns (%)
                                                                        Since                                         Since
                                          1 Year   5 Year   10 year   Inception         1 Year   5 Year   10 Year   Inception
                                          ------   ------   -------   ---------         ------   ------   -------   ---------
Balanced/6/
Class A
  with fee waivers and                    17.29      --       --        10.89           17.29      --       --        57.97
  expense reimbursements

  without fee waivers and                 16.67      --       --        10.12           16.67      --       --        53.17
  expense reimbursements

Class C
  with fee waivers and                    17.00      --       --        10.77           17.00      --       --        57.19
  expense reimbursements

  without fee waivers and                 16.38      --       --        10.02           16.38      --       --        52.54
  expense reimbursements

Class D
  with fee waivers and                    16.82      --       --        10.72           16.82      --       --        56.89
  expense reimbursements

  without fee waivers and                 16.20      --       --         9.97           15.20      --       --        52.25
  expense reimbursements

International Equity Index/7/
Class A
  with fee waivers and                      --       --       --      inception           --       --       --        4.41
  expense reimbursements                                                4-1/97
  and portfolio transaction fee

  with fee waivers and expense              --       --       --          --              --       --       --        5.45
  reimbursements but without
  portfolio transaction fee

  without fee waivers and
  expense reimbursements but with
  portfolio transaction fee                 --       --       --          --              --       --       --        3.36

  without fee waivers and                                             inception
  expense reimbursements                                                4-1/97
  and portfolio transaction fee             --       --       --          --              --       --       --        4.40

----------------------

1. For Class A and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance data from January 11, 1993 to September 14, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

2. For Class C and Class D Shares, performance from July 1, 1993 to June 14, 1996 (commencement of Class C Shares) and December 8, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher expenses been taken into account.

3. For Class A, C and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class C and D Shares, performance data from January 11, 1993 to September 28, 1995 (commencement of Class C Shares) and September 14, 1994 (commencement of Class D Shares), respectively, is that of Class A Shares. Because fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. The predecessor collective fund has been managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio for the periods shown. The performance data of the predecessor collective fund is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

4. For Class A and D Shares, performance data prior to January 11, 1993 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance data from January 11, 1993 to December 8, 1994, (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. Performance data of the predecessor collective fund is shown from August 1, 1988 (the date such collective fund was first managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio) and is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

5. For Class A and Class D Shares, performance data prior to March 28, 1994 (commencement of Portfolio) is that of a predecessor collective fund. For Class D Shares, performance data from March 28, 1994 to November 16, 1994 (commencement of Class D Shares) is that of Class A Shares. Because the fees and expenses of Class D Shares are .39% higher than those of Class A Shares, actual performance would have been lower had such higher fees and expenses been taken into account. Performance data of the predecessor collective fund is shown from July 1, 1990 (the date such fund was first managed in a manner and pursuant to investment objectives equivalent in all material respects to the management and investment objective of the Portfolio) and is adjusted to reflect the higher fees and expenses applicable to Class A Shares at the time of their inception.

6. For Class C and Class D Shares, performance from July 1, 1993 to December 29, 1995 (commencement of Class C Shares) and February 20, 1996 (commencement of Class D Shares), respectively, is that of Class A Shares. Class A Shares commenced operations on July 1, 1993. Because fees and expenses of Class C and Class D Shares are .24% and .39%, respectively, higher than those of Class A Shares, actual performance would have been lower had such higher expenses been taken into account.

7. Class A Shares of the International Equity Index Portfolio commenced operations on April 1, 1997.

Each of the Balanced Portfolio and the Global Asset Portfolio calculates its 30-day (or one month) standard yield as described in the Prospectus for a class of shares in accordance with the method prescribed by the SEC for mutual funds:

                            a-b     6
                 Yield = 2[(--- + 1) - 1]
                            cd

Where:      a = dividends and interest earned during the period.

            b = expenses accrued for the period (net of reimbursements).

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

            d = maximum offering price per share on the last day of the period.

     For the 30-day period ended November 30, 1997, the annualized yields of the Class A, Class C and Class D Shares of the Balanced Portfolio was 2.68%, 2.44% and 2.29%, respectively. During such period, Goldman Sachs reimbursed expenses to the Portfolio and voluntarily agreed to reduce a portion of its administration fees under "Additional Trust Information - Administrator and Distributor", and Northern waived a portion of its investment advisory fees with respect to the Portfolio. In the absence of such advisory and administration fee reductions and expense limitations, the 30-day yield for Class A, Class C and Class D Shares would have been 2.54%, 2.30% and 2.15%, respectively.

     The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

     Because of the different Servicing Fees and transfer agency fees payable with respect to Class A, B, C and D Shares in a Portfolio, performance quotations for shares of Class B, C and D of the Portfolio will be lower than the quotations for Class A Shares of the Portfolio, which will not bear any fees for shareholder support services and will bear minimal transfer agency fees.


                                     TAXES

     The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

General

     Each Portfolio will elect to be taxed separately as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

     Each Portfolio intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain (20% or 28% rate gain, as applicable), regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the capital gain dividends the shareholder has received with respect to such shares.

     In the case of corporate shareholders, distributions of a Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Portfolio for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

     Ordinary income of individuals is taxable at a nominal maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. The maximum tax rate on capital gains for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but not longer than 18 months, the maximum tax rate on capital gains is 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a nominal maximum rate of 35%.

     If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions would be taxable as ordinary income, to the extent of such Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     The Trust will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for prior failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he is not subject to backup withholding or that he is an "exempt recipient."

Taxation of Certain Financial Instruments

     Special rules govern the Federal income tax treatment of financial instruments that may be held by the Portfolios. These rules may have a particular impact on the amount of income or gain that the Portfolios must distribute to their respective shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement described above.

     Generally, futures contracts, options on futures contracts and certain foreign currency contracts held by a Portfolio (collectively, the "Instruments") at the close of its taxable year are treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Portfolio has held the Instruments ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell, related options and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolios, are subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed.

     Notwithstanding the rules described above, with respect to futures contracts which are part of a "mixed straddle" to sell related options and certain foreign currency contracts which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the Rules of Section 1256 of the Code including "the 40%-60% rule" and the mark-to-market on gains and losses being treated for Federal income tax purposes as sold on the last business day of the Portfolio's taxable year, but gains and losses will be subject to such wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, each Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or
(2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40%-60% rule" will apply to the net gain or loss attributable to the Instruments, but, in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

     Certain foreign currency contracts entered into by a Portfolio may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Additional Statement, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Portfolio may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     Some of the non-U.S. dollar denominated investments that the Portfolios may make, such as foreign debt securities and foreign currency contracts, may be subject to provisions of the Code which govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Portfolios which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

Foreign Investors

     Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net interest income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year.
For this purpose, foreign shareholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign shareholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of shares or in respect of capital gain dividends, provided such shareholder submits a statement, signed under penalties of perjury, attesting to such shareholder's exempt status. Different tax consequences apply to a foreign shareholder engaged in a U.S. trade or business. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Portfolio.

Conclusion

     The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

     Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities.

                             DESCRIPTION OF SHARES

     The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trust may hereafter create series in addition to the Trust's eighteen existing series, which represent interests in the Trust's eighteen respective portfolios, seven of which are discussed in this Additional Statement. The Trust Agreement further permits the Board of Trustees to classify or reclassify any unissued shares into additional series or classes within a series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in four separate classes of shares in each of the Trust's non-money market portfolios:
Class A, B, C and D Shares. Under the terms of the Trust Agreement, each share of each Portfolio is without par value, represents an equal proportionate interest in the particular Portfolio with each other share of its class in the same Portfolio and is entitled to such dividends and distributions out of the income belonging to the Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, shareholders of each class of a Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "Investing-Redemption of Shares" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of the Portfolio. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above. In addition, shareholders of each of the classes in a particular investment portfolio have equal voting rights except that only shares of a particular class of an investment portfolio will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing expenses and transfer agency fees that are payable by that class.

     The Trust is not required to hold annual meetings of Shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

     The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

     The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     Under the Delaware Business Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust, business trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Trust is unable to meet its obligations.

     The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's Shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees
(a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (c) may have no power or authority with respect to any other series or class. The Trustees are not currently considering the appointment of Series Trustees for the Trust.

     As of March 11, 1998, substantially all of the Portfolios' outstanding shares were held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks that have invested in the Portfolios. As of the same date, the Trust's Trustees and officers owned beneficially less than 1% of the outstanding shares of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding shares of the following Portfolios as of March 11, 1998:

                                                Number          Percentage
                                                  of            Outstanding
                                                Shares            Shares
                                                ------          -----------
BALANCED PORTFOLIO
     The Northern Trust Company
       Thrift Incentive Plan                   1,451,721           33.15%
     Retirement Trust for Employees
       of Tetra Pak Inc.                         796,335           18.19%
     Jordan Industries, Inc.                     450,009           10.28%
     LaPorte, The Retirement Plus Plan           301,843            6.89%

DIVERSIFIED GROWTH PORTFOLIO
     The Northern Trust Company
       Pension Plan                            4,423,922           43.15%
     The Pension Plan for Home Office
       Employees of Mutual Trust Equity          574,794            5.61%

EQUITY INDEX PORTFOLIO
     The Northern Trust Company
       Thrift Incentive Plan                   8,279,929           15.19%
     Libby-Owens-Ford Company
       Savings Trust                           4,154,766            7.62%
     Meadows Foundation Incorporated           5,585,984           10.25%

FOCUSED GROWTH PORTFOLIO
     The Northern Trust Company
       Thrift Incentive Plan                   4,123,213           44.33%
     Doe Run Resources Corporation
       Retirement Plan                           987,029           10.61%
     Rexene Corporation

       Retirement Plan                          650,968            7.00%
     Kitch Drotchas Planability
       Trust Profit Sharing Plan                482,583            5.19%

SMALL COMPANY PORTFOLIO
     The Northern Trust Company
       Pension Plan                           2,121,542           21.92%
     Doe Run Resources Corporation
       Retirement Plan                          760,303            7.86%
     Kettering Foundation                       888,082            9.18%
     Global Industrial Technologies,
       Inc. Master Retirement Trust             521,249            5.39%

INTERNATIONAL EQUITY INDEX
     The Northern Trust Company
       Pension Plan                           1,178,522           25.52%
     NI Gas Savings Investment
       and Thrift Trust                         803,653           17.40%
     The Northern Trust Company
       Thrift Incentive Plan                    523,385           11.33%
     Fel-Pro Incorporated Employees
       Profit Sharing & Retirement Trust        850,756           18.42%
     Lincoln Electric Company Master
       Retirement Trust                         702,025           15.20%

INTERNATIONAL GROWTH PORTFOLIO
     The Northern Trust Company
       Pension Plan                           1,466,965           14.84%
     First National Bank of
       North Dakota                             767,299            7.76%
     Global Industrial Technologies, Inc.
       Master Retirement Trust                  892,207            9.03%
     Tuthill Corporation Master
       Retirement Trust                         632,811            6.40%
     White Cap, Inc. Master
       Retirement Trust                         671,109            6.79%

                               OTHER INFORMATION

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern, NTQA and Goldman Sachs, brokerage fees and commissions, any portfolio losses, fees for the registration or qualification of Portfolio shares under Federal or state securities laws, expenses of the organization of the Portfolios, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses, Servicing Fees, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, compensation and expenses of its Trustees, expenses of industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

     The term "majority of the outstanding shares" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% of more of the shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Portfolio.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Portfolios' shareholders for the fiscal year ended November 30, 1997 (the "Annual Report") are hereby incorporated herein by reference and attached hereto. No other parts of the Annual Report, including without limitation, "Management's Discussion of Portfolio Performance," are incorporated by reference herein. Copies of the Annual Report may be obtained by writing to Goldman, Sachs & Co., Funds Group, 4900 Sears Tower, Chicago, Illinois 60606, or by calling Goldman Sachs toll-free at 800-621-2550.

                                   APPENDIX A


Description of Bond Ratings

The following summarizes the highest six ratings used by Standard & Poor's Ratings Group, Inc., a division of McGraw Hill ("S&P") for corporate and municipal debt:


     AAA: Debt rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB and B: Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B is more vulnerable to non-payment but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

S&P may attach the rating "r" to highlight derivative, hybrid and certain other obligations that S&P believes may experience high

                                      1-A
volatility or high variability in expected returns due to non-credit risks.

The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal long-term debt:

     Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba and B: Bonds that possess one of these ratings provide questionable protection of interest and principal. Ba indicates some speculative elements. B indicates a general lack of characteristics of desirable investment.

The foregoing ratings for corporate and municipal long-term debt are sometimes presented in parenthesis preceded with a "con", indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of some act or the fulfillment of some condition. The notation
(P) when applied to forward delivery bonds indicates that the rating is provisional pending delivery of the bonds. The rating may be

                                      2-A
revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

The following summarizes the highest six ratings used by Duff & Phelps Credit Rating Co. ("D&P") for corporate and municipal long-term debt:

     AAA: Debt rated AAA is of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Debt rated AA is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds that are rated BBB have below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB and B: Bonds that are rated BB or B are below investment grade. Bonds rated BB are deemed likely to meet obligations when due. Bonds rated B possess the risk that the obligations will not be met when due.

To provide more detailed indications of credit quality, the ratings AA and lower may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest six ratings used by Fitch IBCA, Inc. ("Fitch") for corporate and municipal bonds:

     AAA: Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+."

                                      3-A

     A:   Bonds considered to be investment grade and of high credit quality.
     These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in economic conditions and circumstances, however, are more likely to impair this category.

     BB: Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

To provide more detailed indications of credit quality, the Fitch ratings "AA" and lower may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Description of Municipal Note Ratings

The following summarizes the two highest ratings by S&P for short-term municipal notes:

     SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a "plus" (+) designation.

     SP-2:  Satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1: Obligations bearing these designations are of the best quality, enjoying strong protection by established


                                      4-A
     cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2: Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D&P uses the fixed-income ratings described above under "Description of Bond Ratings" for tax-exempt notes and other short-term obligations. Fitch uses the short-term ratings described below under "Description of Commercial Paper Ratings" for municipal notes.

Description of Commercial Paper Ratings

Commercial paper rated A-1 by S&P indicates that the obligor's capacity to meet its financial commitment is strong. Those issues for which the obligor's capacity to meet its financial commitment on the obligation is extremely strong are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the obligor's capacity to meet its financial commitment on the obligation is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers or related supporting institutions rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers or related supporting institutions rated Prime-2 are


                                      5-A
considered to have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest ratings used by Fitch for short-term obligations:


     F1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F1+.

     F2 securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F1+ and F1 categories.

D&P uses the short-term ratings described above under "Description of Note Ratings" for commercial paper.


                                      6-A

                                  APPENDIX B


As stated in their Prospectus, the Portfolios may enter into futures transactions and options thereon. Such transactions are described more fully in this Appendix.

I.   Interest Rate Futures Contracts

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within three business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio could use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this could include the use of futures contract sales to protect against expected increases in interest rates and the use of futures contract purchases to offset the impact of interest rate declines.

     A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Portfolio, through using futures contracts.

     Interest rate futures contracts can also be used by a portfolio for nonhedging (speculative) purposes to increase total return.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.


                                      1-B

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before a settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of a sale exceeds the price of the offsetting purchase, a Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, a Portfolio realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. A Portfolio may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Index Futures Contracts

     General. A stock or bond index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities included.

     A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio


                                      2-B
holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Index futures contracts may also be used by a Portfolio for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies (International Equity Index and International Growth Portfolios)

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio for hedging purposes in anticipation of fluctuations in exchange rates between the U.S. dollars and other currencies arising from multinational transactions.

IV.  Margin Payments

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Custodian or a sub-custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and


                                      3-B
the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Portfolio's adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts

     There are several risks in connection with the use of futures by the Portfolios. In connection with the use of futures for hedging purposes, the risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers. Conversely, the Portfolios may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers. It is also possible that, where a Portfolio had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

     When futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio


                                      4-B
then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Advisers may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will generally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which


                                      5-B
limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Portfolios is also subject to the Investment Advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolios may have to sell securities at a time when they may be disadvantageous to do so.

     Futures purchased or sold by the International Growth and International Equity Portfolios (and related options) may be traded in foreign securities. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the investments of the International Growth Portfolio and International Equity Index Portfolio in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options


                                      6-B
contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI.  Options on Futures Contracts

     The Portfolios may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of any underlying instruments, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may, unlike futures contracts where the risk of loss is potentially unlimited, frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

     Accounting for futures contracts will be in accordance with generally accepted accounting principles.


                                      7-B

The
Benchmark Funds

Fixed Income
and
Equity
Portfolios


                                           Annual Report
                                       November 30, 1997

The Benchmark Funds
Fixed Income and Equity Portfolios

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Management's Discussion of Portfolio Performance...........................   2
Voting Results of Special Meeting of Unitholders...........................  20
Fixed Income Portfolios
  Statements of Investments
    Bond Portfolio.........................................................  21
    Intermediate Bond Portfolio............................................  23
    International Bond Portfolio...........................................  24
    Short-Intermediate Bond Portfolio......................................  25
    U.S. Government Securities Portfolio...................................  27
    U.S. Treasury Index Portfolio..........................................  28
  Statements of Assets and Liabilities.....................................  29
  Statements of Operations.................................................  30
  Statements of Changes in Net Assets......................................  31
  Financial Highlights.....................................................  33
Equity Portfolios
  Statements of Investments
    Balanced Portfolio.....................................................  39
    Diversified Growth Portfolio...........................................  41
    Equity Index Portfolio.................................................  43
    Focused Growth Portfolio...............................................  49
    International Equity Index Portfolio...................................  51
    International Growth Portfolio.........................................  62
    Small Company Index Portfolio..........................................  64
  Statements of Assets and Liabilities.....................................  84
  Statements of Operations.................................................  85
  Statements of Changes in Net Assets......................................  86
  Financial Highlights.....................................................  88
Notes to the Financial Statements..........................................  95
Report of Independent Auditors............................................. 101

--------------------------------------------------------------------------------

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
BENCHMARK BOND PORTFOLIO

  Overall, interest rates changed only marginally during the fiscal year, even though the first half of the year witnessed a meaningful rise in rates, and the second half saw an equally meaningful decline. Similarly, non-Treasury spreads generally tightened early in the year while reversing course later. Both patterns--but the interest rate move in particular--reflected the conflicting signals given by cyclical versus secular economic forces. An economy growing faster than what many consider trend growth, and the inflation and Federal Reserve tightening fears it engendered, captured investors' attention early and resulted in increasing rates. Positive secular developments and the resulting declines in actual measured inflation and the fiscal deficit, among other positive trends, eventually eased cyclical fears and pushed rates down. The turmoil in Southeast Asia late in the period added to the positive backdrop. In reality, this disturbance can be viewed as an effect of the secular developments as opposed to a cause of the market rally.
  For the year, the flattening of the yield curve, the outperformance of the mortgage sector and disparate sector performance in a generally flat corporate sector drove the fixed-income market's relative performance. The Portfolio posted solid relative returns primarily on good securities and sector selection decisions.
  As we begin the new fiscal year, the Portfolio is positioned with moderately greater interest rate sensitivity than its benchmark, and it is overweighted in non-Treasury sectors. A calendar-year-end widening in asset-backed security spreads has led to increased exposure in that sector. The Portfolio continues to maintain a high quality profile.

MARK J. WIRTH
Portfolio Manager
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK BOND PORTFOLIO
            VS. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

                             [CHART APPEARS HERE]

Class A Units

        Bond Portfolio Lehman Brother
-------------------------------------
 1/11/93       $10,000        $10,000
-------------------------------------
11/30/93       $11,060        $11,052
-------------------------------------
11/30/94       $10,613        $10,641
-------------------------------------
11/30/95       $12,900        $12,587
-------------------------------------
11/30/96       $13,619        $13,291
-------------------------------------
11/30/97       $14,732        $14,275
-------------------------------------

Past performance is not predictive of future performance.

                             [CHART APPEARS HERE]


                                                                         Lehman Brothers
 Average Annual Total Returns                                              Government/
      For Periods Ended                    Class A                          Corporate
      November 30, 1997:                    Units                          Bond Index
One Year:                                   8.17%                             7.41%
----------------------------------------------------------------------------------------
Since Commencement on 1/11/93:              8.24%                             7.55%

Class C Units


        Bond Portfolio Lehman Brother
-------------------------------------
  7/3/95       $10,000        $10,000
-------------------------------------
11/30/95       $10,608        $10,499
-------------------------------------
11/30/96       $11,174        $11,086
-------------------------------------
11/30/97       $12,054        $11,907
-------------------------------------

Past performance is not predictive of future performance.

                                                                         Lehman Brothers
 Average Annual Total Returns                                              Government/
       For Periods Ended                   Class C                          Corporate
      November 30, 1997:                    Units                          Bond Index
 One Year:                                  7.88%                             7.41%
----------------------------------------------------------------------------------------
 Since Commencement on 7/3/95:              8.05%                             7.49%

--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK BOND PORTFOLIO
            VS. THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

                             [CHART APPEARS HERE]

Class D Units

           Bond Portfolio  Lehman Brothers
------------------------------------------
 9/14/94           $10,000         $10,000
------------------------------------------
11/30/94           $ 9,906          $9,891
------------------------------------------
11/30/95           $11,992         $11,700
------------------------------------------
11/30/96           $12,612         $12,354
------------------------------------------
11/30/97           $13,588         $13,269

Past performance is not predictive of future performance.


                                                                         Lehman Brothers
 Average Annual Total Returns                                              Government/
      For Periods Ended                    Class D                          Corporate
      November 30, 1997:                    Units                          Bond Index
One Year:                                   7.74%                             7.41%
----------------------------------------------------------------------------------------
Since Commencement on 9/14/94:             10.01%                             9.20%

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

BENCHMARK INTERMEDIATE BOND PORTFOLIO

Despite the continuing crisis in Southeast Asia, U.S. stock prices firmed during November 1997 as foreign countries' restructuring plans and International Monetary Fund aid came into focus. While this support did not flow as strongly into the corporate and mortgage bond market, it at least halted the underperformance that these sectors experienced in October 1997. This movement caused U.S. corporate bonds to end the year virtually unchanged relative to Treasury bonds. On the other hand, mortgage-backed securities performed strongly based on a year-long decline in volatility.
  The Intermediate Bond Portfolio commenced operations on August 1, 1997, with initial investments in Treasury securities and some select positions in corporate, mortgage and asset-backed securities. Given the recent lag in spread sector prices, the Portfolio did experience some modest underperformance due to its overweighting in corporate and mortgage bonds. Based on current interest rate and spread levels, these markets look more attractive, and we expect to hold these positions going forward.

STEVE SCHAFER
Portfolio Manager

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK INTERMEDIATE
        BOND PORTFOLIO VS. THE LEHMAN BROTHERS INTERM. GOV'T/CORP INDEX

                             [CHART APPEARS HERE]

                           Class A Units
               -----------------------------------------
                Intermediate     Lehman Brothers Interm.
               Bond Portfolio       Gov't/Corp. Index
               --------------    -----------------------
  8/1/97          $10,000                $10,000
11/30/97          $10,117                $10,200

Past performance is not predictive of future performance.

Average Annual Total Return**                                                    Lehm. Int.
      For Period  Ended                      Class A                             Govt/Corp
     November 30, 1997:                       Units                                Index
Since Commencement on 8/1/97:                 1.17%                                2.00%

**Average Annual Total Return is not annualized for periods less than one year.

--------------------------------------------------------------------------------
Benchmark International Bond Portfolio

The fiscal year's global financial environment was marked by certain events that had negative implications for the Portfolio's performance. First, there was a material increase in the price of longer-dated, high-quality bonds, primarily due to improved inflation and weaker-than-expected global growth. The Asian financial crisis further benefited bonds, as next year's growth and inflation expectations were revised lower. Second, the dollar appreciated sharply against major currencies due to strong domestic fundamentals and the global flight to quality/liquidity. The greenback gained more than 10% versus both the yen and the Deutschemark. The notable exception to the trend was the British pound, which was virtually unchanged versus the dollar.
  Given the Portfolio's international status, the majority of its market exposure was to both foreign bonds and currencies. As such, the past year's environment was by no means ideal. Although participants benefited from a rise in bond prices, the dollar's sharp appreciation more than offset these gains for U.S.-based investors. Of some consolation was the Portfolio's outperformance versus its benchmark, which was largely due to an underweighted position in Japan and an overweighted position in the United Kingdom.
  As the new fiscal year begins, we retain the Portfolio's interest rate posture, given our constructive outlook for global inflation and generally attractive real yields. We also maintain a strong bias toward very high-quality issuers. Because the Portfolio is invested in non-U.S. bonds and currencies, returns continue to be strongly influenced by the direction of the dollar.

Michael Lannan
Portfolio Manager

                   COMPARISON OF CHANGE IN VALUE OF $10,000
                           INVESTMENT IN BENCHMARK
                       INTERNATIONAL BOND PORTFOLIO VS.
                     THE J.P. MORGAN NON-U.S. GOVERNMENT
                                  BOND INDEX

                             [CHART APPEARS HERE]

                                 Class A Units

       International Bond Portfolio    J.P. Morgan Non-U.S.Government Bond Index
--------------------------------------------------------------------------------
 3/25/94                    $10,000                                      $10,000
--------------------------------------------------------------------------------
11/30/94                    $10,403                                      $10,521
--------------------------------------------------------------------------------
11/30/95                    $12,296                                      $12,589
--------------------------------------------------------------------------------
11/30/96                    $13,461                                      $13,487
--------------------------------------------------------------------------------
11/30/97                    $13,055                                      $13,022
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.


                                                                J.P. Morgan
Average Annual Total Returns                                     Non-U.S.
     For Periods Ended                Class A                   Government
     November 30, 1997:                Units                    Bond Index
--------------------------------------------------------------------------------
One Year:                              -3.02%                     -3.45%
--------------------------------------------------------------------------------
Since Commencement on 3/28/94:          7.51%                      7.43%
--------------------------------------------------------------------------------


                             [CHART APPEARS HERE]

                                 Class D Units

       International Bond Portfolio    J.P. Morgan Non-U.S.Government Bond Index
--------------------------------------------------------------------------------
11/20/95                    $10,000                                      $10,000
--------------------------------------------------------------------------------
11/30/95                    $ 9,970                                      $ 9,912
--------------------------------------------------------------------------------
11/30/96                    $10,872                                      $10,619
--------------------------------------------------------------------------------
11/30/97                    $10,504                                      $10,253
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

                                                                J.P. Morgan
Average Annual Total Returns                                     Non-U.S.
     For Periods Ended                Class D                   Government
     November 30, 1997:                Units                    Bond Index
--------------------------------------------------------------------------------
One Year:                              -3.38%                     -3.45%
--------------------------------------------------------------------------------
Since Commencement on 11/20/95:         2.45%                      1.24%
--------------------------------------------------------------------------------

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Benchmark Short-Intermediate Bond Portfolio

Overall, interest rates changed only marginally during the fiscal year, even though the first half of the year witnessed a meaningful rise in rates, and the second half saw an equally meaningful decline. Similarly, non-Treasury spreads generally tightened early in the year while reversing course later. Both patterns--but the interest rate move in particular--reflected the conflicting signals given by cyclical versus secular economic forces. An economy growing faster than what many consider trend growth, and the inflation and Federal Reserve tightening fears it engendered, captured investors' attention early and resulted in increasing rates. Positive secular developments and the resulting declines in actual measured inflation and the fiscal deficit, among other positive trends, eventually eased cyclical fears and pushed rates down. The turmoil in Southeast Asia late in the period added to the positive backdrop. In reality, this disturbance can be viewed as an effect of the secular developments as opposed to a cause of the market rally.
  For the year, the flattening of the yield curve, the outperformance of the mortgage sector and disparate sector performance in a generally flat corporate sector drove the fixed-income market's relative performance. The Portfolio outperformed its benchmark before fees, though it slightly trailed on an after-fee basis. With little net change in interest rates or spreads, the Portfolio relied on a yield advantage from overweighting non-Treasury sectors to outpace its benchmark.
  As we begin the new fiscal year, the Portfolio is positioned with moderately greater interest rate sensitivity than its benchmark, and it is overweighted in non-Treasury sectors. A calendar-year-end widening in asset backed security spreads has led to increased exposure in that sector. The Portfolio continues to maintain a high quality profile.

Mark J. Wirth
Portfolio Manager


                        COMPARISON OF CHANGE IN VALUE OF
                        $10,000 INVESTMENT IN BENCHMARK
            SHORT-INTERMEDIATE BOND PORTFOLIO VS. THE MERRILL LYNCH
                      1-5 CORPORATE/GOVERNMENT BOND INDEX

                             [CHART APPEARS HERE]

                                Class A Units

     Short-Intermediate Bond Portfolio    Merrill Lynch 1-5 Corporate/Government
                                           Index
--------------------------------------------------------------------------------
 1/11/93                       $10,000                                   $10,000
--------------------------------------------------------------------------------
11/30/93                       $10,590                                   $10,641
--------------------------------------------------------------------------------
11/30/94                       $10,679                                   $10,596
--------------------------------------------------------------------------------
11/30/95                       $11,916                                   $11,893
--------------------------------------------------------------------------------
11/30/96                       $12,592                                   $12,582
--------------------------------------------------------------------------------
11/30/97                       $13,341                                   $13,348
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

                                                          Merrill Lynch
         Average Annual Total                             1-5 Corporate/
      Returns For Periods Ended          Class A            Government
          November 30, 1997:              Units             Bond Index
--------------------------------------------------------------------------------
One Year:                                 5.95%                6.09%
--------------------------------------------------------------------------------
Since Commencement on 1/11/93:            6.07%                6.08%
--------------------------------------------------------------------------------


                             [CHART APPEARS HERE]

                                 Class D Units

     Short-Intermediate Bond Portfolio    Merrill Lynch 1-5 Corporate/Government
                                           Index
--------------------------------------------------------------------------------
 9/14/94                       $10,000                                   $10,000
--------------------------------------------------------------------------------
11/30/94                       $ 9,970                                   $ 9,928
--------------------------------------------------------------------------------
11/30/95                       $11,076                                   $11,143
--------------------------------------------------------------------------------
11/30/96                       $11,654                                   $11,788
--------------------------------------------------------------------------------
11/30/97                       $12,300                                   $12,507
--------------------------------------------------------------------------------

          Past performance is not predictive of future performance.

                                                          Merrill Lynch
         Average Annual Total                             1-5 Corporate/
      Returns For Periods Ended          Class D            Government
          November 30, 1997:              Units             Bond Index
--------------------------------------------------------------------------------
One Year:                                 5.54%                6.09%
--------------------------------------------------------------------------------
Since Commencement on 9/14/94:            6.65%                7.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Benchmark U.S. Government Securities Portfolio

  With the crisis in Southeast Asia continuing to spread during the final months of fiscal 1997, the U.S. bond market remained a primary recipient of investment capital. This demand allowed yields on short-term government bonds to return to near their lows of the past fiscal year. Throughout the year, bond yields increased by as much as 1.0% on fears that strong economic growth would cause the Federal Reserve to tighten monetary policy.

  However, moderately slower domestic growth coupled with investors' fears of a world-wide financial meltdown caused the markets to re-evaluate the situation. As foreign countries' restructuring plans and International Monetary Fund aid came into focus, the need for any Federal Reserve action was delayed, and currently no action is priced into the bond market over the next year. Five-year government interest rates closed the fiscal year nearly unchanged in yield, though they did trade within a range of 1.25% over the 12-month period.

  On an absolute basis, this range-bound move in rates caused the return on government-bond funds to consist primarily of interest income. In this environment, maintaining additional portfolio yield in the form of callable agencies or mortgage-backed securities was a rewarding strategy. Thus, our modest overweight to mortgage-backed securities was a source of incremental positive performance. The Portfolio's performance moved in step with its benchmark, as the generous "real yields" currently available in the bond market have kept us fully invested in bonds.

Steve Schafer
Portfolio Manager

                        COMPARISON OF CHANGE IN VALUE OF
  $10,000 INVESTMENT IN BENCHMARK U.S. GOVERNMENT SECURITIES PORTFOLIO VS. THE
                       MERRILL LYNCH 1-5 GOVERNMENT INDEX

                             [CHART APPEARS HERE]

                           Class A Units
             -----------------------------------------
               U.S. Government       Merrill Lynch 1-5
             Securities Portfolio    Government Index
             --------------------    -----------------
  4/5/93           $10,000                $10,000
11/30/93           $10,300                $10,346
11/30/94           $10,241                $10,295
11/30/95           $11,386                $11,538
11/30/96           $11,972                $12,192
11/30/97           $12,682                $12,929

Past performance is not predictive of future performance.

 Average Annual Total Returns                                               Merrill Lynch
       For Periods Ended                    Class A                         1-5 Government
      November 30, 1997:                     Units                              Index
 One Year:                                   5.93%                              6.04%
------------------------------------------------------------------------------------------
 Since Commencement on 4/5/93:               5.23%                              5.67%

                             [CHART APPEARS HERE]

                           Class C Units
             -----------------------------------------
               U.S. Government       Merrill Lynch 1-5
             Securities Portfolio    Government Index
             --------------------    -----------------
12/29/95           $10,000                $10,000
11/30/96           $10,405                $10,476
11/30/97           $10,995                $11,109

Past performance is not predictive of future performance.


 Average Annual Total Returns                                             Merrill Lynch
       For Periods Ended                    Class C                       1-5 Government
      November 30, 1997:                     Units                            Index
One Year:                                    5.67%                            6.04%
----------------------------------------------------------------------------------------
Since Commencement on 12/29/95:              5.05%                            5.62%


The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Benchmark U.S. Government Securities Portfolio--Continued

                        COMPARISON OF CHANGE IN VALUE OF
  $10,000 INVESTMENT IN BENCHMARK U.S. GOVERNMENT SECURITIES PORTFOLIO VS. THE
                       MERRILL LYNCH 1-5 GOVERNMENT INDEX

                             [CHART APPEARS HERE]

                           Class D Units
             -----------------------------------------
               U.S. Government       Merrill Lynch 1-5
             Securities Portfolio    Government Index
             --------------------    -----------------
 9/15/94           $10,000                $10,000
11/30/94           $ 9,910                $ 9,913
11/30/95           $10,966                $11,110
11/30/96           $11,490                $11,740
11/30/97           $12,123                $12,450

Past performance is not predictive of future performance.

 Average Annual Total Returns                                               Merrill Lynch
      For Periods Ended                     Class D                         1-5 Government
      November 30, 1997:                     Units                              Index
One Year:                                    5.52%                              6.04%
------------------------------------------------------------------------------------------
Since Commencement on 9/15/94:               6.18%                              7.07%

--------------------------------------------------------------------------------
BENCHMARK U.S. TREASURY INDEX PORTFOLIO

During the fiscal year ended November 30, 1997, Treasury rates changed only marginally, rising in the first part of the year and falling in the latter part. Two forces counteracted each other: A fast growing economy created fears of a Federal Reserve tightening, while declines in actual measured inflation and the secular deficit pushed rates lower. The yield curve flattened during the year.
  As it seeks to do, the Benchmark U.S. Treasury Index Portfolio performed in line with the Lehman Treasury Index. We will continue to pursue a passive investment strategy by investing in securities that represent the Index. These efforts seek to provide returns that closely track the returns of the Index.

RICHARD STECK
Portfolio Manager

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK U.S. TREASURY
          INDEX PORTFOLIO VS. THE LEHMAN BROTHERS TREASURY BOND INDEX

                             [CHART APPEARS HERE]

                         Class A Units
             --------------------------------------
              U.S. Treasury       Lehman Brothers
             Index Portfolio    Treasury Bond Index
             ---------------    -------------------
 1/11/93         $10,000              $10,000
11/30/93         $10,994              $11,019
11/30/94         $10,576              $10,625
11/30/95         $12,369              $12,473
11/30/96         $13,000              $13,127
11/30/97         $13,967              $14,088

Past performance is not predictive of future performance.

     Average Annual Total                                                Lehman Brothers
  Returns For Periods Ended                Class A                        U.S. Treasury
      November 30, 1997:                    Units                          Bond Index
One Year:                                   7.44%                             7.32%
----------------------------------------------------------------------------------------
Since Commencement on 1/11/93:              7.07%                             7.26%

                             [CHART APPEARS HERE]

                         Class D Units
             --------------------------------------
              U.S. Treasury       Lehman Brothers
             Index Portfolio    Treasury Bond Index
             ---------------    -------------------
11/16/94         $10,000              $10,000
11/30/94         $10,037              $10,069
11/30/95         $11,687              $11,821
11/30/96         $12,239              $12,441
11/30/97         $13,099              $13,352

Past performance is not predictive of future performance.

     Average Annual Total                                                 Lehman Brothers
   Returns For Periods Ended                Class D                        U.S. Treasury
      November 30, 1997:                     Units                          Bond Index
One Year:                                    7.03%                             7.32%
-----------------------------------------------------------------------------------------
Since Commencement on 11/16/94:              9.28%                             9.97%

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Benchmark Balanced Portfolio

The performance of the Benchmark Balanced Portfolio closely paralleled that of its composite index for the fiscal year ending November 30, 1997. This was due primarily to our positive stance on equities during the year as well as the strong relative performance of both the equity and bond components of the Portfolio.
  During the first half of the fiscal year, the emphasis within the Portfolio's equity component remained on large-capitalization, multi-national issues. These stocks were among the market leaders. But, as the market broadened mid year, we expanded our equity reach to include several smaller- to mid-sized growth issues that exhibited strong earnings growth potential. We continue to focus on these stocks while maintaining a relatively low risk profile in the entire equity portfolio.
  Bonds also contributed to our relative performance improvement. Throughout the year, our slightly longer duration and our preference for corporate bonds proved to be a successful strategy. As we enter a new fiscal year, this is a strategy that we continue to implement.
  Overall, our enhanced risk control measures, with respect to asset allocation and equity and bond management, contributed positively to performance over the past 12 months. As the markets continue to exhibit unprecedented volatility and uncertainty, we feel our diligence in managing risk will serve us well, both on an absolute and relative basis.

JON BRORSON
Portfolio Manager

                   COMPARISON OF CHANGE IN VALUE OF $10,000
                       INVESTMENT IN BENCHMARK BALANCED
                     PORTFOLIO VS. THE S&P 500 COMPOSITE
                    STOCK PRICE INDEX, THE LEHMAN BROTHERS
                      INTERMEDIATE GOVERNMENT/CORPORATE
                      BOND INDEX AND THE COMPOSITE INDEX

                             [CHART APPEARS HERE]

                                Class A Units

                                    Lehman Brothers Intermediate       Composite
    Balanced Portfolio   S&P 500          Government Corp                Index
--------------------------------------------------------------------------------
   7/1/93      $10,000      $10,000            $10,000                   $10,000
--------------------------------------------------------------------------------
  11/30/93     $10,312      $10,372            $10,195                   $10,290
--------------------------------------------------------------------------------
  11/30/94     $ 9,821      $10,485            $10,009                   $10,304
--------------------------------------------------------------------------------
  11/30/95     $11,807      $14,365            $11,462                   $12,981
--------------------------------------------------------------------------------
  11/30/96     $13,468      $18,369            $12,130                   $15,261
--------------------------------------------------------------------------------
  11/30/97     $15,797      $23,607            $12,897                   $18,052
--------------------------------------------------------------------------------

          Past performance is not predictive of future performance.


  Average Annual
  Total Returns
For Periods Ended           Class A      S&P 500       Lehman      Composite
November 30, 1997:           Units        Index       Brothers      Index*
-----------------------------------------------------------------------------
One Year:                   17.29%       28.52%        6.33%        18.29%
-----------------------------------------------------------------------------
Since Commencement
  on 7/1/93:                10.89%       21.44%        5.92%        14.29%
-----------------------------------------------------------------------------

                             [CHART APPEARS HERE]


                                 Class C Units

    Balanced Portfolio      S&P 500    Composite Index           Lehman Brothers
--------------------------------------------------------------------------------
 1/2/96        $10,000      $10,000            $10,000                   $10,000
--------------------------------------------------------------------------------
11/30/96       $11,272      $12,546            $11,582                   $10,473
--------------------------------------------------------------------------------
11/30/97       $13,188      $16,124            $13,701                   $11,135
--------------------------------------------------------------------------------


           Past performance is not predictive of future performance.

  Average Annual
  Total Returns
For Periods Ended           Class C      S&P 500       Lehman      Composite
November 30, 1997:           Units        Index       Brothers      Index*
-----------------------------------------------------------------------------
One Year:                   17.00%       28.52%        6.33%        18.29%
-----------------------------------------------------------------------------
Since Commencement
  on 12/29/95:              15.47%       28.33%        5.77%        17.87%
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   COMPARISON OF CHANGE IN VALUE OF $10,000
                       INVESTMENT IN BENCHMARK BALANCED
                     PORTFOLIO VS. THE S&P 500 COMPOSITE
                    STOCK PRICE INDEX, THE LEHMAN BROTHERS
                      INTERMEDIATE GOVERNMENT/CORPORATE
                      BOND INDEX AND THE COMPOSITE INDEX

                             [CHART APPEARS HERE]



        Balanced Portfolio      Lehman Brothers      S&P 500     Composite Index
--------------------------------------------------------------------------------
 2/20/96           $10,000              $10,000      $10,000             $10,000
--------------------------------------------------------------------------------
11/30/96           $11,055              $10,455      $12,026             $11,227
--------------------------------------------------------------------------------
11/30/97           $12,914              $11,116      $15,456             $13,281
--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

   Average Annual
   Total Returns
 For Periods Ended    Class D    S&P 500     Lehman      Composite
November 30, 1997:     Units      Index     Brothers       Index*
-------------------------------------------------------------------
One Year:              16.82%     28.52%     6.33%        18.29%
-------------------------------------------------------------------
Since Commencement
  on 2/20/96:          15.47%     27.74%     6.13%        17.30%
-------------------------------------------------------------------
*The Composite Index consists of 55%, 40% and 5% of the S&P 500, The Lehman Brothers Intermediate Government/Corporate Bond Index and 91-Day Treasury Bills, respectively.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

BENCHMARK DIVERSIFIED GROWTH PORTFOLIO

The fiscal-year performance of the Benchmark Diversified Growth Portfolio was very strong relative to other mutual funds in its peer group. The Portfolio's performance lagged that of the broader market index for the period.

  Earlier in the year, we favored large-capitalization issues, which clearly were the market leaders. Investors seemed to disregard the high absolute and relative premiums that were being paid for many of these issues, and they forced prices up accordingly. Later, though, we began to slowly move away from these issues. In their place we selectively added several more mid-sized growth issues that the market had largely ignored to that point. The Portfolio still has exposure to many large-cap stocks, but it's now tilted toward domestically oriented mid-sized growth companies, which we feel are attractively priced on a relative valuation basis.

  Throughout the past year, we have been diligent in evaluating the individual and portfolio risks associated with every investment we make. The performance improvements we have made are due in part to this enhancement to our management process. As the markets continue to exhibit unprecedented volatility and uncertainty, we feel our diligence in managing risk will serve us well, both on an absolute and relative basis.

JON BRORSON
Portfolio Manager

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK DIVERSIFIED
          GROWTH PORTFOLIO VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX

                             [CHART APPEARS HERE]

                    Class A Units
             ---------------------------
                Diversified      S&P 500
             Growth Portfolio     Index
             ----------------    -------
 1/11/93         $10,000         $10,000
11/30/93         $10,738         $11,041
11/30/94         $ 9,988         $11,161
11/30/95         $12,441         $15,291
11/30/96         $15,032         $19,554
11/30/97         $19,100         $25,130

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class A                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      27.06%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 1/11/93:                 14.15%                                20.73%

                             [CHART APPEARS HERE]

                    Class D Units
             ---------------------------
                Diversified      S&P 500
             Growth Portfolio     Index
             ----------------    -------
 9/14/94         $10,000         $10,000
11/30/94         $ 9,486         $ 9,738
11/30/95         $11,781         $13,341
11/30/96         $14,183         $17,060
11/30/97         $17,956         $21,925

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class D                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      26.60%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 9/14/94:                 19.98%                                27.67%

--------------------------------------------------------------------------------

BENCHMARK EQUITY INDEX PORTFOLIO

Performance from retail, capital goods and financial stocks had the greatest impact on the total return of the S&P 500 Index for the fiscal year ended November 30, 1997. The Index returned 28.52% for the period, outpacing small-capitalization stocks, as measured by the Russell 2000 Index, by more than 5.3 percentage points.

  There were 30 additions and deletions to the Index during the 1997 fiscal year. Some of the more notable changes included: the addition of State Street following the completion of the merger between Nynex and Bell Atlantic; the addition of Charles Schwab, which replaced Morgan Stanley; and the addition of Health South Corp. in place of Boatman's Bancshares, which was acquired by NationsBank.

  The Fund's slight underperformance relative to the S&P 500 Index was due primarily to expenses.

  Going forward, we will continue to follow a passive strategy seeking to provide returns that closely track those of the S&P 500 Index.

SUSAN FRENCH
Portfolio Manager

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK EQUITY INDEX
             PORTFOLIO VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX

                             [CHART APPEARS HERE]

                    Class A Units
              --------------------------
                   Equity        S&P 500
              Index Portfolio     Index
              ---------------    -------
 1/11/93          $10,000        $10,000
11/30/93          $11,088        $11,041
11/30/94          $11,104        $11,161
11/30/95          $15,168        $15,291
11/30/96          $19,344        $19,554
11/30/97          $24,747        $25,130

Past performance is not predictive of future performance.


     Average Annual Total
  Returns For Periods Ended                    Class A                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      27.93%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 1/11/93:                 20.36%                                20.73%

                             [CHART APPEARS HERE]

                    Class C Units
              --------------------------
                   Equity        S&P 500
              Index Portfolio     Index
              ---------------    -------
 9/28/95          $10,000        $10,000
11/30/95          $10,394        $10,402
11/30/96          $13,225        $13,302
11/30/97          $16,881        $17,095

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class C                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      27.64%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 9/28/95:                 27.21%                                28.03%

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE
BENCHMARK EQUITY INDEX PORTFOLIO--CONTINUED

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK EQUITY INDEX
             PORTFOLIO VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX

                             [CHART APPEARS HERE]

                    Class D Units
              --------------------------
                   Equity
              Index Portfolio    S&P 500
              ---------------    -------
 9/14/94          $10,000        $10,000
11/30/94          $ 9,732        $ 9,738
11/30/95          $13,255        $13,341
11/30/96          $16,860        $17,060
11/30/97          $21,488        $21,925

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class D                               S&P 500
      November 30, 1997:                        Units                                 Index
--------------------------------------------------------------------------------------------
One Year:                                      27.45%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 9/14/94:                 26.87%                                27.67%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Benchmark Focused Growth Portfolio

Most large-capitalization domestic equity indexes registered strong fiscal-year gains. Surpassing the performance of the S&P 500 Index once again proved to be a difficult task for most money managers. While the Focused Growth Portfolio did fall short of the S&P 500 for the period, we are happy to report that we have made significant progress in the Portfolio's performance relative to its peer group, and we are confident this momentum can continue.
  Throughout the year, we focused our attention on companies with a high degree of earnings predictability. This is a theme that we believe will be even more important in 1998, as earnings growth may become scarce, and higher relative returns accrue to those companies that can deliver on their earnings forecasts.
  In the first part of the fiscal year, companies with predictable earnings flow generally were large, multi-national firms, and the securities of these companies dominated the Portfolio. Recently, volatility in the international markets and earnings uncertainties for companies with foreign exposure have caused us to tilt the Portfolio toward domestic, mid-sized growth companies. On a relative valuation basis, we feel that many of these issues are attractively priced.
  Throughout the year, we were diligent in evaluating the individual and portfolio risks associated with every investment we made. The performance improvements we have experienced are due in part to this management enhancement. As the markets continue to exhibit unprecedented volatility and uncertainty, we feel our diligence in managing risk will serve us well, both on an absolute and relative basis.

Jon Brorson
Portfolio Manager

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK FOCUSED GROWTH
               PORTFOLIO VS. S&P 500 COMPOSITE STOCK PRICE INDEX

                             [CHART APPEARS HERE]

                    Class A Units
              -------------------------
              Focused Growth
                 Portfolio      S&P 500
              --------------    -------
  7/1/93          $10,000       $10,000
11/30/93          $10,433       $10,372
11/30/94          $ 9,791       $10,485
11/30/95          $12,570       $14,365
11/30/96          $14,811       $18,369
11/30/97          $18,816       $23,607

Past performance is not predictive of future performance.

    Average Annual Total
  Returns For Periods Ended                    Class A                                 S&P 500
     November 30, 1997:                         Units                                   Index
One Year:                                      27.05%                                  28.52%
----------------------------------------------------------------------------------------------
Since Commencement on 7/1/93:                  15.37%                                  21.44%

                             [CHART APPEARS HERE]

                    Class C Units
              -------------------------
              Focused Growth
                 Portfolio      S&P 500
              --------------    -------
 6/14/96          $10,000       $10,000
11/30/96          $10,751       $11,481
11/30/97          $13,627       $14,756

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class C                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      26.75%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 6/14/96:                 23.56%                                30.40%

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Benchmark Focused Growth Portfolio--Continued

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK FOCUSED GROWTH
               PORTFOLIO VS. S&P 500 COMPOSITE STOCK PRICE INDEX

                             [CHART APPEARS HERE]

                    Class D Units
              -------------------------
              Focused Growth
                 Portfolio      S&P 500
              --------------    -------
 12/8/94          $10,000       $10,000
11/30/95          $13,097       $13,767
11/30/96          $15,378       $17,605
11/30/97          $19,458       $22,626

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                    Class D                               S&P 500
      November 30, 1997:                        Units                                 Index
One Year:                                      26.52%                                28.52%
--------------------------------------------------------------------------------------------
Since Commencement on 12/8/94:                 25.02%                                31.51%

--------------------------------------------------------------------------------
Benchmark International Equity Index Portfolio

International stocks, as represented by the Europe Australia and Far East
(EAFE) Index, fell 0.40% for the 12 month period ended November 30, 1997, trailing the U.S. market, represented by the S&P 500 Index, by almost 30 percentage points. Both Japan and Hong Kong fell nearly 24% for the fiscal year, while most of the larger European markets posted gains. In the United Kingdom, for example, the market was up 22%. The German market posted a 20% gain, while France returned 9%.
  The Portfolio's performance surpassed that of the EAFE Index since commencing investment operations in April 1997. We will practice a passive investment strategy as we seek returns that approximate those of the international stock market in general and the EAFE Index in particular.

Andrew Buchner
Portfolio Manager

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK INTERNATIONAL
  EQUITY INDEX PORTFOLIO VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE,
                      AUSTRALIA, AND FAR EAST (EAFE) INDEX

                             [CHART APPEARS HERE]

                     Class A Units
              ----------------------------
              International
              Equity Index      EAFE Index
              -------------     ----------
  4/1/97         $10,000         $10,000
11/30/97         $10,545         $10,440

Past performance is not predictive of future performance.

 Average Annual Total
       Return**
   For Period Ended                          Class A                                         EAFE
  November 30, 1997:                          Units                                          Index
Commencement on 4/1/97:                       5.45%                                          4.40%
--------------------------------------------------------------------------------------------------

**Average Annual Total Return is not annualized for periods less than one year.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
Management's Discussion of Portfolio Performance

Benchmark International Growth Portfolio

In the first half of the fiscal year, falling interest rates, expectations for robust earnings, a strong dollar and firm liquidity inflows fueled a powerful global equity rally. By late summer, though, global financial markets appeared overvalued and serious problems emerged in Southeast Asia and in the Japanese financial system. As Thailand devalued its currency, a domino effect hit, with every country in Asia, except Hong Kong, devaluing its currency. The Portfolio had a diversified exposure to the Southeast Asian markets in modest proportions early in the year, but by August 1997 we had eliminated this exposure.
  By fall it had become apparent that the problems in Southeast Asia were spreading to northern Asia and other emerging markets. As a result, global equity markets experienced corrections, with emerging markets the hardest hit. The Portfolio was well prepared for this, as we had reduced the number of high volatility stocks and lowered the Portfolio's emerging-market exposure.
  Recently, the focus has returned to Japan, where additional negative economic news and a string of bankruptcies sent the market and the yen sharply lower. Until early fall, the Portfolio held a modest underweight in Japan, but by late October 1997 we further trimmed its exposure to the Japanese market and increased its weighing in Europe, where strong exposure to financial stocks has helped performance.
  This strategy helped the Portfolio outperform its benchmark index during the fiscal year. In addition, our focus on high-quality growth stocks and underweighted exposure to cyclical and commodity stocks helped increase the Portfolio's fiscal-year performance.

Robert La Fleur
Portfolio Manager

                   COMPARISON OF CHANGE IN VALUE OF $10,000
                            INVESTMENT IN BENCHMARK
                      INTERNATIONAL GROWTH PORTFOLIO VS.
                          THE MORGAN STANLEY CAPITAL
                     INTERNATIONAL EUROPE, AUSTRALIA, AND
                             FAR EAST (EAFE) INDEX

                             [CHART APPEARS HERE]

                    Class A Units
              -------------------------
              International
                 Growth         EAFE
                Portfolio       Index
              -------------    -------
 3/28/94         $10,000       $10,000
11/30/94         $10,211       $10,204
11/30/95         $ 9,974       $10,976
11/30/96         $10,967       $12,267
11/30/97         $11,429       $12,218

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                     Class A                                  EAFE
      November 30, 1997:                         Units                                  Index
----------------------------------------------------------------------------------------------
One Year:                                        4.21%                                  -0.40%
----------------------------------------------------------------------------------------------
Since Commencement on 3/28/94:                   3.69%                                   5.59%
----------------------------------------------------------------------------------------------

                             [CHART APPEARS HERE]

                    Class D Units
              -------------------------
              International
                 Growth         EAFE
                Portfolio       Index
              -------------    -------
11/16/94         $10,000       $10,000
11/30/94         $ 9,744       $ 9,823
11/30/95         $ 9,474       $10,567
11/30/96         $10,382       $11,809
11/30/97         $10,776       $11,762

Past performance is not predictive of future performance.

     Average Annual Total
   Returns For Periods Ended                    Class D                                EAFE
      November 30, 1997:                         Units                                Index
----------------------------------------------------------------------------------------------
One Year:                                        3.79%                                -0.40%
----------------------------------------------------------------------------------------------
Since Commencement on 11/16/94:                  2.49%                                 5.48%
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BENCHMARK SMALL COMPANY INDEX

Small-capitalization stocks, as represented by the Russell 2000 Index, posted a 23.24% return for the fiscal year ended November 30, 1997. The Russell 2000 underperformed relative to the S&P 500 Index, which returned 28.52% for the same period. The Portfolio is managed to closely track the performance of the Russell 2000 Index after adjusting for expenses.
  The Russell 2000 Index represents the smaller two-thirds of the 3,000 largest companies in the Russell 3000 Index. Companies leave the index as a result of mergers, acquisitions and other events following the annual index reconstitution in June. As of the end of November 1997, the Russell 2000 Index included 1,919 companies. The market capitalization of companies in the index ranged from $40 million to $2.5 billion, and the median company size was $463 million. The total market capitalization of the Russell 2000, after adjusting for cross holdings, was $765.6 billion at the end of November 1997.
  During the next 12 months we will continue to efficiently manage the portfolio to seek to provide small cap equity returns that closely track those of the Russell 2000 Index.

ROBERT H. BERGSON
Portfolio Manager
 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BENCHMARK SMALL COMPANY
                PORTFOLIO VS. THE RUSSELL 2000 SMALL STOCK INDEX

                             [CHART APPEARS HERE]

                    Class A Units
               -----------------------
                 Small         Russell
                Company         2000
               Portfolio        Index
               ---------       -------
 1/11/93        $10,000        $10,000
11/30/93        $11,409        $11,515
11/30/94        $11,233        $11,363
11/30/95        $14,352        $14,576
11/30/96        $16,642        $16,976
11/30/97        $20,480        $20,921

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                  Class A                           Russell 2000
      November 30, 1997:                      Units                               Index
One Year:                                    23.06%                               23.24%
-------------------------------------------------------------------------------------------
Since Commencement on 1/11/93:               15.79%                               16.29%

                    Class D Units
               -----------------------
                 Small         Russell
                Company         2000
               Portfolio        Index
               ---------       -------
 12/8/94        $10,000        $10,000
11/30/95        $13,162        $13,263
11/30/96        $15,295        $15,447
11/30/97        $18,764        $19,036

Past performance is not predictive of future performance.

     Average Annual Total
  Returns For Periods Ended                  Class D                           Russell 2000
      November 30, 1997:                      Units                               Index
One Year:                                    22.68%                               23.24%
-------------------------------------------------------------------------------------------
Since Commencement on 12/8/94:               23.51%                               24.11%

The Benchmark Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------
VOTING RESULTS OF SPECIAL MEETING OF UNITHOLDERS
At a Special Meeting of Unitholders of the Trust (the "Meeting") called on September 2, 1997 and reconvened on September 16, 1997, the following actions were taken:
 (1) The following individuals were elected to serve on the Board of Trustees by the unitholders of all Portfolios of the Trust voting together in the aggregate:

                                                                                   Number of
                                       Number of                                     Votes
Name of Trustee                        Votes For                                    Withheld
---------------------------------------------------------------------------------------------
Richard G. Cline                     4,342,632,239                                 76,704,013
Edward J. Condon                     4,342,191,351                                 77,144,902
John W. English                      4,342,191,351                                 77,144,902
James J. Gavin, Jr.                  4,328,946,859                                 90,389,394
Sandra P. Guthman                    4,342,187,348                                 77,148,905
Frederick T. Kelsey                  4,333,070,647                                 86,265,606
William H. Springer                  4,342,190,200                                 77,146,053
Richard P. Strubel                   4,342,191,351                                 77,144,902
---------------------------------------------------------------------------------------------

 (2) The approval of the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending November 30, 1997 was ratified by all the unitholders of all Portfolios of the Trust voting together in the aggregate as follows:

                                      Votes
  Votes For                          Against                                             Abstained
---------------------------------------------------------------------------------------------------
4,355,519,334                        26,510                                              63,790,409
---------------------------------------------------------------------------------------------------

 (3) An Agreement and Plan of Reorganization pursuant to which each Portfolio will be reorganized as a series of a Delaware business trust also named The Benchmark Funds was approved by all Portfolios except the U.S. Government Securities Portfolio (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                                           Votes
Portfolio                         Votes For               Against              Abstained
----------------------------------------------------------------------------------------
Bond                              14,013,294                    70                3,602
International Bond                 1,159,413                     0                    0
Short-Intermediate Bond            5,059,335                     0               56,763
U.S. Government Securities         1,717,204             2,274,396                    0
U.S. Treasury Index                  798,755                     0                    0
Balanced                           3,209,274                     0                    0
Diversified Growth                 7,642,977                     0                    0
Equity Index                      26,783,890                     0                    0
Focused Growth                     5,054,058                     0                    0
International Equity Index         1,576,255                     0              197,211
International Growth               8,340,115                 1,541                    0
Small Company Index                6,335,551                     0                    0
----------------------------------------------------------------------------------------

 (4)(a) A new fundamental investment policy regarding investments in other investment company securities was approved by each of the Portfolios (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                         Votes
 Portfolio                  Votes For   Against  Abstained
----------------------------------------------------------
Bond                        14,013,412     3,553        1
International Bond           1,159,413         0        0
Short-Intermediate Bond      5,059,335         0   56,763
U.S. Government Securities   3,450,477   541,123        0
U.S. Treasury Index            798,755         0        0
Balanced                     3,209,274         0        0
Diversified Growth           7,642,977         0        0
Equity Index                22,998,787 3,785,102        0
Focused Growth               5,054,058         0        0
International Equity Index   1,576,255         0  197,211
International Growth         8,340,115     1,541        0
Small Company Index          6,335,551         0        0
----------------------------------------------------------

 (4)(b) A related amendment to the Trust's Declaration of Trust was approved by all the unitholders of all Portfolios of the Trust voting together in the aggregate as follows:

                                      Votes
Votes For                            Against                                           Abstained
-------------------------------------------------------------------------------------------------
4,221,718,223                      101,504,918                                         96,113,107
-------------------------------------------------------------------------------------------------

 (5) A new fundamental investment restriction for each diversified Portfolio concerning issuer diversification was approved by each of the Portfolios except the U.S. Government Securities Portfolio (voting separately on a Portfolio-by-Portfolio basis) as follows:

                                         Votes
Portfolio                   Votes For   Against  Abstained
----------------------------------------------------------
Bond                        14,013,364         0    3,602
Short-Intermediate Bond      5,059,335         0   56,763
U.S. Government Securities   1,647,185 2,344,415        0
U.S. Treasury Index            798,755         0        0
Balanced                     3,209,274         0        0
Diversified Growth           7,642,977         0        0
Equity Index                26,783,890         0        0
Focused Growth               5,054,058         0        0
International Equity Index   1,576,255         0  197,211
International Growth         8,340,115     1,541        0
Small Company Index          6,335,551         0        0
----------------------------------------------------------

(6) A new investment advisory agreement with Northern Trust and RCB Trust Company, which will allow the International Growth Portfolio to implement a "manager of managers" structure and enter into sub-advisory agreements in the future without further unitholder approval was approved by the unitholders of the International Growth Portfolio (voting together as a single class) as follows:

                                     Votes
Votes For                           Against                                                   Abstained
-------------------------------------------------------------------------------------------------------
8,341,656                             0                                                          0
-------------------------------------------------------------------------------------------------------

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
------------------------------------------------
 Principal                  Maturity
  Amount     Rate             Date       Value
------------------------------------------------
                                 BOND PORTFOLIO
 ASSET-BACKED SECURITIES--3.8%
 AUTOMOTIVE--2.0%
           WFS Financial Owner Trust,
           Series 1997-A, Class A-3
 $ 10,000    6.500%       09/20/01      $ 10,063
                                        --------
 HOME EQUITY LOANS--1.8%
           IMC Excess Cashflow
           Securities Trust,
           Series 1997-A, Class A
    9,200    7.410        11/26/28         9,189
------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
  (Cost $19,197)                        $ 19,252
------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--12.0%
           American Southwest
           Financial Securities Corp.,
           Series 1996 FHA-1, Class A-
           1
 $  8,442    6.675%       12/25/01      $  8,485
           Countrywide Funding Corp.,
           Series 1993-1, Class A-4
   13,567    4.384        10/25/23        12,431
           Countrywide Mortgage Backed
           Securities Inc., Series
           1993-D, Class A-11
    6,047    5.796        01/25/09         5,263
           Delta Funding Corp.,
           Interest Only Stripped
           Security, Series 1991-1,
           Class A-4(/1/)
       --   18.000        01/01/06            38
           Donaldson, Lufkin &
           Jenrette
           Mortgage Acceptance Corp.,
           Adjustable Rate, Interest
           Only Stripped Security,
           Series 1995-QE9
       --   18.000        11/25/25           866
           Donaldson, Lufkin &
           Jenrette
           Mortgage Acceptance Corp.,
           Series 1994-Q8, Class 2-A1
    4,367    7.250        05/25/24         4,390
           PNC Mortgage Securities
           Corp.,
           Series 1996-PR1, Class
           A(/1/)
    9,593    8.151        04/28/27         9,889
           Residential Asset
           Securitization Trust
           Series 1997-A8, Class A-3
   12,331    7.000        10/25/27        12,362
           Residential Funding
           Mortgage Securities I,
           Inc., Principal Only
           Stripped Securities,
           Series 1997-S18, Class A-2
    9,986    18.853                        7,766
------------------------------------------------
 TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (Cost $60,834)            $ 61,490
------------------------------------------------

           Description
--------------------------------------------------------
 Principal            Maturity
  Amount     Rate       Date     Value
--------------------------------------------------------
 CORPORATE AND FOREIGN GOVERNMENT
  BONDS--15.0%
 FINANCIAL--1.0%
           General Motors
           Acceptance Corp.
 $  4,285    8.875%   06/01/00  $  5,075
                                --------
 FOREIGN GOVERNMENT BOND--3.2%
           Quebec Province,
           Canada
           Medium Term Note
   15,450    7.220    07/22/36    16,315
                                --------
 INDUSTRIAL--3.0%
           Penney (J.C.) &
           Co., Inc.
   15,000    6.900    08/15/03    15,434
                                --------
 INSURANCE SERVICES--4.7%
           Anthem
           Insurance(/1/)
    6,000    9.000    04/01/27     6,655
           Lumberman's Mutual
           Casualty Co.
    2,000    9.150    07/01/26     2,285
    4,000    8.300    12/01/37     4,085
           Prudential
           Insurance Co.
   10,000    8.300    07/01/25    10,924
                                --------
                                  23,949
                                --------
 SANITARY SERVICES--3.1%
           WMX Technologies
   15,300    7.100    08/01/03    16,066
--------------------------------------------------------
 TOTAL CORPORATE AND FOREIGN
  GOVERNMENT BONDS (Cost
  $73,355)                      $ 76,839
--------------------------------------------------------
 U.S. GOVERNMENT AGENCIES--7.7%
 COLLATERALIZED MORTGAGE OBLIGATIONS--
  7.7%
 FANNIE MAE REMIC TRUST--3.0%
           Series 1991-127,
           Class SA
 $    493   11.658%   09/25/98  $    509
           Series 1996-M4,
           Class A
    6,645    7.750    03/17/17     6,822
           Series 1990-3,
           Class 3-D
      256    8.500    07/25/18       256
           Series 1992-73,
           Class G
      256    7.500    04/25/21     7,574
                                --------
                                  15,161
                                --------
 FANNIE MAE REMIC TRUST
  INTEREST ONLY STRIPPED
 SECURITIES--1.0%
           Series 278, Class 2
       --    7.149    08/01/25     1,704
           Series 1997-20,
           Class IO
       --    9.347    03/25/27     3,387
                                --------
                                   5,091
                                --------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

           Description
----------------------------------------------------
 Principal
  Amount/             Maturity
  Shares     Rate       Date    Value
----------------------------------------------------
                           BOND PORTFOLIO--CONTINUED
 FANNIE MAE REMIC TRUST
  PRINCIPAL ONLY STRIPPED SECURITIES--
  3.7%
           Series 1993-161,
           Class B
 $  2,262    7.770%   10/25/18 $  2,206
           Series 1993-132,
           Class D
    1,947    8.315    10/25/22    1,180
           Series 1993-184,
           Class L
    7,585    6.013    09/25/23    5,386
           Series 1993-205,
           Class EA
    3,150    6.414    09/25/23    2,384
           Series 1994-9,
           Class G
    1,101    6.570    11/25/23    1,061
           Series 1996-14,
           Class PR
    8,892    6.281    01/25/24    6,618
                               --------
                                 18,835
                               --------
 MORTGAGE-BACKED SECURITIES--
  0.0%
 FREDDIE MAC--0.0%
 $      1    6.500%   06/01/04 $      1
----------------------------------------------------
 TOTAL U.S. GOVERNMENT AGEN-
  CIES
  (Cost $36,593)               $ 39,088
----------------------------------------------------
 U.S. GOVERNMENT OBLIGA-
  TIONS--50.3%
 U.S. TREASURY NOTES--17.1%
 $ 35,270    6.750%   05/31/99 $ 35,755
   24,895    6.875    08/31/99   25,334
    3,300    7.750    01/31/00    3,428
   21,075    7.500    02/15/05   23,028
                               --------
                                 87,545
                               --------
 U.S. TREASURY BONDS--33.2%
  108,355    6.625    07/31/01  111,064
   39,245    7.125    02/15/23   44,200
   15,000    6.000    02/15/26   14,763
                               --------
                                170,027
----------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATIONS
  (Cost $250,155)              $257,572
----------------------------------------------------
 PREFERRED STOCKS--3.8%
 AGENCY--2.9%
           Home Ownership
   15,000  Funding Corp.       $ 14,915
                               --------
 REAL ESTATE--0.9%
           Tier One
    4,600  Properties, Inc.       4,558
----------------------------------------------------
 TOTAL PREFERRED STOCKS
  (Cost $19,600)               $ 19,473
----------------------------------------------------

           Description
----------------------------------------
 Principal            Maturity
  Amount     Rate       Date     Value
----------------------------------------
 FLOATING RATE BANK NOTES--5.7%
           Lloyds Bank PLC
 $ 14,950    6.188%   12/15/97  $ 13,446
           Midland Bank PLC
    2,500    6.125    12/29/97     2,150
           National
           Westminster Bank
   15,300    6.000    02/27/98    13,541
----------------------------------------
 TOTAL FLOATING RATE BANK NOTES
  (Cost $28,172)                $ 29,137
----------------------------------------
 SHORT-TERM INVESTMENT--0.1%
           Banco Central
           Hispanoamericano,
           Grand Cayman
 $    659    5.750%   12/01/97  $    659
----------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $659)                   $    659
----------------------------------------
 TOTAL INVESTMENTS--98.4%
  (Cost $488,565)               $503,510
----------------------------------------
 Other assets, less
  liabilities--1.6%                8,159
----------------------------------------
 NET ASSETS--100.0%             $511,669
----------------------------------------
----------------------------------------

(/1/)At November 30, 1997, the Portfolio owned restricted securities valued at approximately $16,582 (3.2% of net assets), with an aggregate cost basis of $16,116. These securities may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in accordance with procedures established by the Trustees.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
-----------------------------------------------------
 Principal               Maturity
  Amount     Rate          Date      Value
-----------------------------------------------------
                          INTERMEDIATE BOND PORTFOLIO
 ASSET-BACKED SECURITIES--5.8%
 AUTOMOTIVE--4.2%
           Olympic Automobile
           Receivables Trust,
           Series 1996-D, Class A-
           4
 $  500      6.050%     08/15/02    $   500
 HOME EQUITY LOANS--1.6%
           IMC Excess Cashflow
           Securities Trust,
           Series 1997-A, Class A
    200      7.410      11/26/28        200
-----------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
  (Cost $699)                       $   700
-----------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--8.4%
           GE Capital Mortgage
           Services, Inc.,
           Series 1997-5, Class A-
           2
 $  500      7.500%     06/25/27    $   504
           Residential Asset
           Securitization Trust,
           Series 1997-A8, Class
           A-3
    500      7.000      10/25/27        501
-----------------------------------------------------
 TOTAL COLLATERALIZED MORTGAGE
  OBLIGATION
  (Cost $998)                       $ 1,005
-----------------------------------------------------
 CORPORATE BONDS--12.8%
 INDUSTRIAL--3.6%
           Penney (J.C.) & Co.,
           Inc.
 $  400      7.400%     04/01/37    $   428
                                    -------
 INSURANCES SERVICES--5.4%
           Lumberman's Mutual
           Casualty Co.
    100      9.150      07/01/26        114
    200      8.300      12/01/37        204
           Prudential Insurance
           Co.
    300      8.300      07/01/25        328
                                    -------
                                        646
                                    -------
 SANITARY SERVICES--3.8%
           WMX Technologies, Inc.
    440      7.100      08/01/03        462
-----------------------------------------------------
 TOTAL CORPORATE BONDS (Cost
  $1,528)                           $ 1,536
-----------------------------------------------------

           Description
---------------------------------------
 Principal            Maturity
  Amount     Rate       Date     Value
---------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--
  51.7%
 U.S. TREASURY NOTES--26.1%
 $1,300      6.750%   05/31/99  $ 1,318
  1,660      7.500    02/15/05    1,814
                                -------
                                  3,132
                                -------
 U.S. TREASURY BOND--25.6%
  3,000      6.625    07/31/01    3,075
---------------------------------------
 TOTAL U.S. GOVERNMENT
  OBLIGATIONS
  (Cost $6,195)                 $ 6,207
---------------------------------------
 FLOATING RATE BANK NOTES--
  10.8%
           Hong Kong and
           Shanghai Bank
 $  500      5.938%   01/16/98  $   395
           Lloyds Bank PLC
    500      6.188    12/15/97      450
           National
           Westminster Bank
    500      6.000    02/27/98      442
---------------------------------------
 TOTAL FLOATING RATE BANK NOTES
  (Cost $1,376)                 $ 1,287
---------------------------------------
 SHORT-TERM INVESTMENTS--9.1%
           Banco Central
           Hispanoamericano,
           Grand Cayman
 $  479      5.750%   12/01/97     $479
           Federal Home Loan
           Bank Discount Note
    610      5.500    12/01/97      610
---------------------------------------
 TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,089)                 $ 1,089
---------------------------------------
 TOTAL INVESTMENTS--98.6%
  (Cost $11,885)                $11,824
---------------------------------------
 Other assets, less liabili-
  ties--1.4%                        173
---------------------------------------
 NET ASSETS--100.0%             $11,997
---------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

                  Description
------------------------------------------------------
  Local Currency                Maturity
 Principal Amount Rate            Date      Value
------------------------------------------------------
                          INTERNATIONAL BOND PORTFOLIO
 DEBT OBLIGATIONS--96.0%
 AUSTRALIAN DOLLAR--3.0%
                  Commonwealth of
                  Australia
       980         10.000%     10/15/02    $   786
                                           -------
 BELGIAN FRANC--2.2%
                  Kingdom of Belgium
    18,275          7.500      07/29/08        574
                                           -------
 BRITISH POUND STERLING--17.3%
                  Abbey National PLC
       825          6.000      08/10/99      1,356
                  BAA PLC
       525          7.875      02/10/07        916
                  Lloyds Bank PLC
       800          7.375      03/11/04      1,365
                  Treasury of Great
                  Britain
       525          7.500      12/07/06        941
                                           -------
                                             4,578
                                           -------
 CANADIAN DOLLAR--5.3%
                  Province of Ontario
     1,050          7.250      09/27/05        799
                  Province of Quebec
       725         10.250      10/15/01        595
                                           -------
                                             1,394
                                           -------
 DANISH KRONE--6.5%
                  Kingdom of Denmark
    10,100          8.000      03/15/06      1,718
                                           -------
 FRENCH FRANC--4.6%
                  Electricite de France
     6,200          8.600      04/09/04      1,232
                                           -------
 GERMAN MARK--15.4%
                  Federal Republic of
                  Germany
     1,795          6.250      01/04/24      1,047
                  LKB Global Bond
     1,500          6.000      05/10/99        870
                  Republic of Austria
     1,670          8.000      01/30/02      1,049
                  Republic of Finland
     1,920          5.500      02/09/01      1,110
                                           -------
                                             4,076
                                           -------
 ITALIAN LIRA--10.0%
                  Republic of Italy
 4,000,000          8.500      04/01/04      2,655
                                           -------
 JAPANESE YEN--15.4%
                  Asian Development Bank
    90,000          5.000      02/05/03        831
                  European Bank for
                  Reconstruction
                  and Development
    95,000          5.875      11/26/99        823

                  Description
----------------------------------------------
  Local Currency             Maturity
 Principal Amount Rate         Date     Value
----------------------------------------------
                  International Bank
                  for Reconstruction
                  and Development
   100,000          4.500%   03/20/03  $   911
                  Japan Development
                  Bank
   160,000          6.500    09/20/01    1,511
                                       -------
                                         4,076
                                       -------
 NETHERLANDS GUILDER--5.5%
                  Kingdom of the
                  Netherlands
     2,615           8.500   03/15/01    1,460
                                       -------
 SPANISH PESETA--4.8%
                  Kingdom of Spain
   120,000          11.300   01/15/02      982
    35,000          10.000   02/28/05      295
                                       -------
                                         1,277
                                       -------
 SWEDISH KRONA--4.3%
                  Kingdom of Sweden
     7,400          10.250   05/05/03    1,144
                                       -------
 UNITED STATES DOLLAR--1.7%
                  U.S. Treasury Bond
       400           7.125   02/15/23      451
----------------------------------------------
 TOTAL DEBT OBLIGATIONS
  (Cost $25,640)                       $25,421
----------------------------------------------
 SHORT-TERM INVESTMENT--0.4%
 United States Dollar
                  Banco Central
                  Hispanoamericano,
                  Grand Cayman
 $     112          5.750%   12/01/97  $   112
----------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost
  $112)                                $   112
----------------------------------------------
 TOTAL INVESTMENTS--96.4%
  (Cost $25,752)                       $25,533
----------------------------------------------
 Other assets, less liabilities--3.6%      941
----------------------------------------------
 NET ASSETS--100.0%                    $26,474
----------------------------------------------
----------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           Description
--------------------------------------------------------------
 Principal                 Maturity
  Amount     Rate            Date      Value
--------------------------------------------------------------
                       SHORT-INTERMEDIATE BOND PORTFOLIO
 ASSET-BACKED SECURITIES--15.8%
 AUTOMOTIVE--6.8%
           Olympic Automobile
           Receivables Trust  Series
           1995-D, Class A-3
 $   756     5.950%      11/15/99     $    757
            Series 1995-A, Class A
   1,569     7.875       07/15/01        1,590
            Series 1996-D, Class A-4
   4,075     6.050       08/15/02        4,073
           Olympic Automobile
           Receivables Trust,
           Interest Only Stripped
           Security
           Series 1995-D, Class I
     --     15.076       01/15/99          474
           Premier Auto Trust
           Series 1994-1, Class A-3
     377     4.750       02/02/00          376
           Western Financial
           Automobile Loan Trust
            Series 1994-4, Class A-1
     728     7.100       01/01/00          732
            Series 1997-A, Class A-3
   5,800     6.500       09/20/01        5,836
                                      --------
                                        13,838
                                      --------
 HOME EQUITY LOAN--1.6%
           Delta Funding Home Equity
           Loan Trust, Interest Only
           Stripped Security
           Series 1997-2, Class AIO
     --      5.657       06/25/27        3,169
                                      --------
 FINANCIAL--7.4%
           California Infrastructure
           PG&E,
           Series 1997-1, Class A-3
   7,250     6.150       06/25/02        7,249
           IMC Excess Cashflow
           Securities Trust,
           Series 1997-A, Class A
   4,000     7.410       11/26/28        3,995
           Southern Pacific Secured
           Asset Corp.
           Series 1997-2, Class AIO
  37,500     5.720       07/25/00        3,747
                                      --------
                                        14,991
--------------------------------------------------------------
 TOTAL ASSET-BACKED SECURITIES
  (Cost $33,452)                      $ 31,998
--------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--20.0%
           AAMES Mortgage Trust,
           Interest Only Stripped
           Security
           Series 1997-B, Class AIO
 $   --      5.835%      07/15/00     $  2,425

           Description
--------------------------------------------------------------
 Principal                 Maturity
  Amount     Rate            Date      Value
--------------------------------------------------------------
           Donaldson, Lufkin &
           Jenrette
           Mortgage Acceptance
           Corp.,
            Interest Only Stripped
           Security
            Series 1997-CF2, Class
           CP
 $   --      6.595%      11/15/04     $  6,434
            Series 1994-Q8, Class
           2A1
  1,878      7.250       05/25/24        1,888
           Financial Asset
           Securitization, Inc.,
           Series 1997-NAMC, Class
           FXA-3
   6,074     7.350       04/25/27        6,131
           GE Capital Mortgage
           Services, Inc.,
           Series 1994-15, Class A-
           16
   7,692     6.000       04/25/09        7,419
           PNC Mortgage Securities
           Corp.,
           Series 1996-PR1, Class A
   2,757     8.227       04/28/27        2,842
           Prudential Home Mortgage
           Securities Co.,
           Series 1994-1, Class A-3
   8,513     6.000       02/25/09        8,407
           Residential Asset
           Securitization Trust,
           Series 1997-A8, Class A3
   5,000      7.000      10/25/27        5,013
--------------------------------------------------------------
 TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS (Cost $40,719)          $ 40,559
--------------------------------------------------------------
 CORPORATE BONDS--8.0%
 BROKERAGE SERVICES--5.6%
           Donaldson, Lufkin &
           Jenrette, Inc.
           Medium Term Note
 $ 6,500     5.625%      02/15/16     $  6,371
           Salomon Brothers, Inc.
           Medium Term Notes
   3,000     5.500       01/31/98        2,996
   2,000     5.700       02/11/98        1,997
                                      --------
                                        11,364
                                      --------
 ELECTRICAL UTILITY--2.4%
           Tenaga Nasional Berhad
   4,800     7.200       04/29/07        4,787
--------------------------------------------------------------
 TOTAL CORPORATE BONDS (Cost $16,279) $ 16,151
--------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES--4.6%
 COLLATERALIZED MORTGAGE OBLIGATIONS--4.6%
 FANNIE MAE REMIC TRUST--2.2%
           Series 1996-M4, Class A
 $ 4,430     7.750%      03/17/17     $  4,548
                                      --------
 FANNIE MAE REMIC TRUST
  PRINCIPAL ONLY STRIPPED SECURITY--
  0.8%
           Series 1993-161, Class B
     565     7.770       10/25/18          552
           Series 1994-9, Class G
   1,101     6.590       11/25/23        1,062
                                      --------
                                         1,614

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
--------------------------------------------------------------
 Principal            Maturity
  Amount     Rate       Date     Value
--------------------------------------------------------------
                  SHORT-INTERMEDIATE BOND PORTFOLIO--CONTINUED
 FREDDIE MAC REMIC TRUST
  PRINCIPAL ONLY STRIPPED SECU-
  RITY--1.6%
           Series 1571, Class
           BA
 $ 3,280    3.694%    04/15/19  $  3,140
--------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $8,302)                 $  9,302
--------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--
  47.7%
 U.S. TREASURY NOTES--47.7%
 $12,000     6.750%   05/31/99  $ 12,165
  13,675     6.875    08/31/99    13,917
  17,900     7.750    01/31/00    18,594
   4,000     5.500    12/31/00     3,962
  11,890     6.625    06/30/01    12,180
  23,000     6.625    07/31/01    23,575
  12,000     6.250    01/31/02    12,163
--------------------------------------------------------------
 TOTAL U.S. GOVERNMENT
  OBLIGATIONS
  (Cost $95,757)                $ 96,556
--------------------------------------------------------------
 SHORT-TERM INVESTMENT--5.8%
           Banco Central
           Hispanoamericano,
           Grand Cayman
 $11,692     5.750%   12/01/97  $ 11,692
--------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $11,692)                $ 11,692
--------------------------------------------------------------
 TOTAL INVESTMENTS--101.9%
  (Cost $206,201)               $206,258
--------------------------------------------------------------
 Liabilities, less other as-
  sets--(1.9)%                    (3,910)
--------------------------------------------------------------
 NET ASSETS--100.0%             $202,348
--------------------------------------------------------------
--------------------------------------------------------------

See accompanying notes to financial statements.

-------------------------------------------------------------------------------

           Description
------------------------------------------------------------------
 Principal                     Maturity
  Amount   Rate                  Date      Value
------------------------------------------------------------------
                     U.S. GOVERNMENT SECURITIES PORTFOLIO
 U.S. GOVERNMENT AGENCIES--69.5%
 COLLATERALIZED MORTGAGE OBLIGATIONS--49.8%
 FREDDIE MAC--14.5%
           Series: 1227, Class G
 $ 4,125     9.199%          05/15/99     $  4,263
           Series: 1296, Class H
   1,781    11.505           07/15/99        1,890
           Series: 1520, Class F
     576     5.650           09/15/04          573
                                          --------
                                             6,726
                                          --------
 FANNIE MAE REMIC TRUST--35.3%
           Series: 1991-127, Class S
   2,171    11.979           09/25/98        2,250
           Series: 1997-M1, Class A
   3,098     6.783           01/17/03        3,126
           Series: 1993-085, Class PD
   2,518     5.500           07/25/03        2,506
           Series 1993-133, Class EZ
   3,845     5.850           02/25/17        3,814
           Series 1996-M4, Class A
   2,953     7.750           03/17/17        3,032
           Series: 1992-2000, Class E
     980     6.250           06/25/17          978
           Series: 1998-14, Class 14-F
     187     9.200           12/25/17          192
           Series: 1997-20, Class IO,
           Interest Only Stripped
           Security
      --     9.347           03/25/27          550
                                          --------
                                            16,448
                                          --------
 MORTGAGE-BACKED SECURITIES--15.3%
 FREDDIE MAC--0.9%
           Pool #410092
 $   413     7.837%          11/01/24     $    427
                                          --------
 FANNIE MAE--6.3%
           Pool #124945
   2,811     7.752           01/01/31        2,939
                                          --------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 POOL NUMBER TO BE ASSIGNED*--8.1%
   3,750     5.500           12/30/27        3,748
                                          --------
                                             7,114
                                          --------
 AGENCY OBLIGATIONS--4.4%
 FREDDIE MAC--1.1%
 $   500     7.130%          06/30/05     $    500
                                          --------
 TENNESSEE VALLEY AUTHORITY NOTE--3.3%
   1,500     6.235           07/15/45        1,536
                                          --------
                                             2,036
------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $32,182)                          $ 32,324
------------------------------------------------------------------

           Description
-----------------------------------------
 Principal            Maturity
  Amount   Rate         Date     Value
-----------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--28.5%
 U.S. TREASURY BOND--8.8%
 $ 4,000     6.625%   07/31/01 $   4,100
                               ---------
 U.S. TREASURY NOTE--19.7%
   9,000     6.250    01/31/02     9,122
-----------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATIONS
  (Cost $13,059)               $  13,222
-----------------------------------------
 SHORT-TERM INVESTMENT--9.1%
           Federal Home Loan Bank
           Discount Note
 $ 4,250     5.500%   12/01/97 $   4,248
-----------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $4,250)                $   4,248
-----------------------------------------
 TOTAL INVESTMENTS--107.1%
  (Cost $49,491)               $  49,794
-----------------------------------------
 Liabilities, less other as-
  sets--(7.1)%                    (3,291)
-----------------------------------------
 NET ASSETS--100.0%            $  46,503
-----------------------------------------
-----------------------------------------

*The Portfolio may purchase securities with delivery or payments to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the value of the securites purchased. At November 30, 1997, the Portfolio had a purchase commitment outstanding of approximately $3,748 (8.1% of net assets), with a corresponding amount of assets segregated.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands)

           Description
------------------------------------------------------
 Principal            Maturity
  Amount    Rate        Date    Value
------------------------------------------------------
                         U.S. TREASURY INDEX PORTFOLIO
 U.S. GOVERNMENT OBLIGATIONS--97.3%
 U.S. TREASURY NOTES--66.4%
 $ 3,000     5.250%   02/28/99 $  2,990
   3,900     9.125    05/15/99    4,080
     850     7.875    11/15/99      882
   3,800     7.750    01/30/00    3,947
   4,100     6.500    05/31/01    4,183
   1,800     7.550    11/15/01    1,902
   3,400     6.250    02/15/03    3,458
     800     5.750    08/15/03      795
   1,300     6.250    02/15/07    1,331
                               --------
                                 23,568
                               --------
 U.S. TREASURY BONDS--30.9%
     435    13.875    05/15/11      659
     660    14.000    11/15/11    1,022
     490    13.250    05/15/14      778
   2,350     7.250    05/15/16    2,643
     900     8.125    05/15/21    1,120
   1,900     8.000    11/15/21    2,340
   2,400     6.250    02/15/23    2,439
                               --------
                                 11,001
------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLI-
  GATIONS
  (Cost $33,630)                 34,569
------------------------------------------------------
 SHORT-TERM INVESTMENT--1.5%
           Federal Home Loan Bank
           Discount Note
 $  535      5.500%   12/01/97 $    535
------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $535)                  $    535
------------------------------------------------------
 TOTAL INVESTMENTS--98.8%
  (Cost $34,165)               $ 35,104
------------------------------------------------------
 Other assets, less
  liabilities--1.2%                 442
------------------------------------------------------
 NET ASSETS--100.0%            $ 35,546
------------------------------------------------------
------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1997
(All amounts in thousands, except net asset value per unit)

                                                                  Short-       U.S.      U.S.
                                    Intermediate International Intermediate Government Treasury
                            Bond        Bond         Bond          Bond     Securities   Index
                          Portfolio  Portfolio     Portfolio    Portfolio   Portfolio  Portfolio
------------------------------------------------------------------------------------------------
ASSETS:
Investments in securi-
ties, at cost             $488,565    $11,885       $25,752      $206,201    $49,491    $34,165
------------------------------------------------------------------------------------------------
Investments in securi-
ties, at value            $503,510    $11,824       $25,533      $206,258    $49,794    $35,104
Cash and foreign curren-
cies                         1,254         49            44            21          5        136
Receivables:
 Interest                    7,509        163           894         3,345        469        337
 Fund units sold                 7         --            --           301         --         --
 Investment securities
  sold                          --         --            --            --         13         --
 Foreign tax reclaims           --         --            17            --         --         --
 Administrator                  29         --             7            17          4          7
Deferred organization
costs, net                       2         23            21             2          5          2
Other assets                     6         --             4             2         18          3
------------------------------------------------------------------------------------------------
TOTAL ASSETS               512,317     12,059        26,520       209,946     50,308     35,589
------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
 Fund units redeemed           408         --            --           254         31         18
 Investment securities
  purchased                     --         --            --         7,249      3,727         --
Accrued expenses:
 Advisory fees                 101          2            15            43         14          4
 Administration fees            41          1             3            17          5          3
 Transfer agent fees             8         --            --             2          1         --
 Custodian fees                  5          2             5             3          2          2
Other liabilities               85         57            23            30         25         16
------------------------------------------------------------------------------------------------
TOTAL LIABILITIES              648         62            46         7,598      3,805         43
------------------------------------------------------------------------------------------------
NET ASSETS                $511,669    $11,997       $26,474      $202,348    $46,503    $35,546
------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Paid-in capital           $494,296    $12,060       $26,344      $202,009    $46,371    $35,606
Accumulated undistrib-
 uted net investment in-
 come                          338         19            38            56         --         56
Accumulated net realized
 gains (losses) on
 investments, forward
 foreign currency
 contracts and foreign
 currency transactions       2,090        (21)          313           226       (171)    (1,055)
Net unrealized
 appreciation
 (depreciation) on
 investments, forward
 foreign currency
 contracts and foreign
 currency transactions      14,945        (61)         (219)           57        303        939
Net unrealized losses on
 translation of other
 assets and liabilities
 denominated in foreign
 currencies                     --         --            (2)           --         --         --
------------------------------------------------------------------------------------------------
NET ASSETS                $511,669    $11,997       $26,474      $202,348    $46,503    $35,546
------------------------------------------------------------------------------------------------
Total units outstanding
(no par value), unlim-
ited units authorized
 Class A                    21,851        603         1,310         9,892      2,154      1,626
 Class C                     2,400         --            --            --        156         --
 Class D                        29         --             5            44         16         82
------------------------------------------------------------------------------------------------
Net asset value, offer-
ing and redemption price
per unit
 Class A                  $  21.08    $ 19.89       $ 20.13      $  20.36    $ 19.99    $ 20.81
 Class C                  $  21.07         --            --            --    $ 19.98         --
 Class D                  $  21.05         --       $ 20.06      $  20.31    $ 19.94    $ 20.77
------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1997
(All amounts in thousands)

                                                                  Short-       U.S.      U.S.
                                    Intermediate International Intermediate Government Treasury
                            Bond        Bond         Bond          Bond     Securities   Index
                          Portfolio Portfolio(a)   Portfolio    Portfolio   Portfolio  Portfolio
------------------------------------------------------------------------------------------------
INTEREST INCOME:           $30,512      $216         $1,886(b)   $13,800      $5,345    $1,937
------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees     2,607        21            258        1,029         515       117
Administration fees            529         3             56          244         138        46
Transfer agent fees             75         1              3           18          12         5
Registration fees               57        33             20           37          23        24
Unitholder servicing
 fees                           53        --             --            1           6         3
Custodian fees                  48         7             68           30          22        21
Professional fees               18         4              4            7           4         4
Amortization of deferred
 organization costs             13         2             16           13          13        13
Trustee fees and ex-
 penses                         11         1              2            4           2         2
Other                           21         6              9           11           8         8
------------------------------------------------------------------------------------------------
TOTAL EXPENSES               3,432        78            436        1,394         743       243
Less voluntary waivers
 of:
 Investment advisory
  fees                      (1,521)      (12)           (57)        (600)       (300)      (73)
 Administration fees           (94)       --            (19)         (72)        (53)      (17)
Less: Expenses reimburs-
 able by Administrator        (166)      (54)           (82)        (102)        (71)      (72)
------------------------------------------------------------------------------------------------
Net expenses                 1,651        12            278          620         319        81
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME       28,861       204          1,608       13,180       5,026     1,856
Net realized gains
 (losses) on:
 Investment transactions     3,869       (21)           305         (623)         76       (56)
 Forward foreign cur-
  rency contracts               --        --           (130)          --          --        --
 Foreign currency trans-
  actions                       --        --            (78)          --          --        --
Net change in unrealized
 appreciation (deprecia-
 tion) on investments,
 forward foreign cur-
 rency contracts and
 foreign currency
 transactions                4,710       (61)        (2,827)      (2,110)        (46)      382
Net change in unrealized
 gains on translation of
 other assets and lia-
 bilities denominated in
 foreign currencies             --        --              3           --          --        --
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS           $37,440      $122        $(1,119)     $10,447      $5,056    $2,182
------------------------------------------------------------------------------------------------

(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.
(b) Net of $22 in non-reclaimable foreign withholding taxes.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1997 and 1996
(All amounts in thousands)

                                                  Intermediate
                                    Bond              Bond      International
                                  Portfolio        Portfolio   Bond Portfolio
                              ------------------  ------------ ----------------
                                1997      1996      1997 (a)    1997     1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS:
 Net investment income        $ 28,861  $ 21,225    $   204    $ 1,608  $ 1,892
 Net realized gains (losses)
  on investments, forward
  foreign currency contracts
  and foreign currency
  transactions                   3,869     2,094        (21)        97      976
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, forward
  foreign currency contracts
  and foreign currency
  transactions                   4,710    (3,905)       (61)    (2,827)      20
 Net change in unrealized
  gains on translations of
  other assets and
  liabilities denominated in
  foreign currencies                --        --         --          3        6
--------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 operations                     37,440    19,414        122     (1,119)   2,894
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A
 UNITHOLDERS FROM:
 Net investment income         (25,700)  (20,213)      (185)    (1,390)  (2,300)
 Net realized gain on
  investment transactions           --        --         --       (520)      --
 Return of capital                  --      (556)        --         --       --
--------------------------------------------------------------------------------
Total distributions to Class
 A unitholders                 (25,700)  (20,769)      (185)    (1,910)  (2,300)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C
 UNITHOLDERS FROM:
 Net investment income          (2,140)     (264)        --         --       --
 Return of capital                  --        (7)        --         --       --
--------------------------------------------------------------------------------
Total distributions to Class
 C unitholders                  (2,140)     (271)        --         --       --
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D
 UNITHOLDERS FROM:
 Net investment income             (23)       (8)        --         (3)      (1)
 Net realized gain on
  investment transactions           --        --         --         (1)      --
 Return of capital                  --        (1)        --         --       --
--------------------------------------------------------------------------------
Total distributions to Class
 D unitholders                     (23)       (9)        --         (4)      (1)
--------------------------------------------------------------------------------
CLASS A UNIT TRANSACTIONS:
 Proceeds from the sale of
  units                        155,583   143,593     11,875      1,168    5,918
 Reinvested distributions       22,888    18,565        185      1,525    1,747
 Cost of units redeemed        (92,369)  (79,885)        --     (7,465)  (6,747)
--------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 Class A unit transactions      86,102    82,273     12,060     (4,772)     918
--------------------------------------------------------------------------------
CLASS C UNIT TRANSACTIONS:
 Proceeds from the sale of
  units                         60,626     4,311         --         --       --
 Reinvested distributions        2,140       271         --         --       --
 Cost of units redeemed        (21,561)   (1,032)        --         --       --
--------------------------------------------------------------------------------
Net increase in net assets
 resulting from Class C unit
 transactions                   41,205     3,550         --         --       --
--------------------------------------------------------------------------------
CLASS D UNIT TRANSACTIONS:
 Proceeds from the sale of
  units                            657       127         --         47       41
 Reinvested distributions           22         9         --          4        1
 Cost of units redeemed           (306)      (37)        --         (7)      --
--------------------------------------------------------------------------------
Net increase in net assets
 resulting from Class D unit
 transactions                      373        99         --         44       42
--------------------------------------------------------------------------------
Net increase (decrease)        137,257    84,287     11,997     (7,761)   1,553
Net assets--beginning of
 year                          374,412   290,125         --     34,235   32,682
--------------------------------------------------------------------------------
NET ASSETS--END OF YEAR       $511,669  $374,412    $11,997    $26,474  $34,235
--------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED
 NET INVESTMENT INCOME:       $    338  $     --    $    19    $    38  $    31
--------------------------------------------------------------------------------

(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED
For the Years Ended November 30, 1997 and 1996
(All amounts in thousands)

                              Short-          U.S. Government
                         Intermediate Bond       Securities        U.S. Treasury
                             Portfolio           Portfolio        Index Portfolio
                         ------------------  -------------------  -----------------
                           1997      1996      1997       1996      1997     1996
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS:
 Net investment income   $ 13,180  $  9,828  $   5,026  $  4,572  $  1,856  $ 1,035
 Net realized gains
  (losses) on
  investments                (623)      392         76       (58)      (56)      91
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments              (2,110)   (1,308)       (46)     (201)      382     (239)
------------------------------------------------------------------------------------
Net increase in net
 assets resulting from
 operations                10,447     8,912      5,056     4,313     2,182      887
------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS
 A UNITHOLDERS FROM:
 Net investment income    (12,516)   (9,596)    (4,820)   (4,393)   (1,746)  (1,005)
 Net realized gain on
  investment
  transactions               (414)       --         --        --        --       --
------------------------------------------------------------------------------------
Total distributions to
 Class A unitholders      (12,930)   (9,596)    (4,820)   (4,393)   (1,746)  (1,005)
------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS
 C UNITHOLDERS FROM:
 Net investment income         --        --       (204)     (159)       --       --
------------------------------------------------------------------------------------
Total distributions to
 Class C unitholders           --        --       (204)     (159)       --       --
------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS
 D UNITHOLDERS FROM:
 Net investment income        (39)       (3)       (17)       (9)      (79)     (26)
 Net realized gain on
  investment
  transactions                 (1)       --         --        --        --       --
------------------------------------------------------------------------------------
Total distributions to
 Class D unitholders          (40)       (3)       (17)       (9)      (79)     (26)
------------------------------------------------------------------------------------
CLASS A UNIT
 TRANSACTIONS:
 Proceeds from the sale
  of units                121,515    69,730     68,991   104,606    20,990   13,176
 Reinvested
  distributions            11,648     8,697      4,525     4,198     1,197      746
 Cost of units redeemed   (82,865)  (82,742)  (122,819)  (72,555)  (14,944)  (5,169)
------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets
 resulting from Class A
 unit transactions         50,298    (4,315)   (49,303)   36,249     7,243    8,753
------------------------------------------------------------------------------------
CLASS C UNIT
 TRANSACTIONS:
 Proceeds from the sale
  of units                     --        --      1,328     4,695        --       --
 Reinvested
  distributions                --        --        204       159        --       --
 Cost of units redeemed        --        --     (1,940)   (1,298)       --       --
------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets
 resulting from Class C
 unit transactions             --        --       (408)    3,556        --       --
------------------------------------------------------------------------------------
CLASS D UNIT
 TRANSACTIONS:
 Proceeds from the sale
  of units                    638       328        111       210     1,106      592
 Reinvested
  distributions                27         3          6         8        40       26
 Cost of units redeemed      (110)       (2)       (29)      (60)     (321)     (66)
------------------------------------------------------------------------------------
Net increase in net
 assets resulting from
 Class D unit
 transactions                 555       329         88       158       825      552
------------------------------------------------------------------------------------
Net increase (decrease)    48,330    (4,673)   (49,608)   39,715     8,425    9,161
Net assets--beginning
 of year                  154,018   158,691     96,111    56,396    27,121   17,960
------------------------------------------------------------------------------------
NET ASSETS--END OF YEAR  $202,348  $154,018  $  46,503  $ 96,111  $ 35,546  $27,121
------------------------------------------------------------------------------------
ACCUMULATED
 UNDISTRIBUTED NET
 INVESTMENT INCOME:      $     56  $     45  $      --  $     75  $     56  $    25
------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BOND PORTFOLIO

                                                Class A
                              -------------------------------------------------
                                1997      1996      1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $  20.77  $  20.96  $  18.29  $  20.70   $  20.00
Income (loss) from invest-
 ment operations:
 Net investment income            1.34      1.29      1.17      1.42       1.42
 Net realized and unrealized
  gain (loss)                     0.29     (0.19)     2.66     (2.21)      0.66
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations              1.63      1.10      3.83     (0.79)      2.08
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income           (1.32)    (1.26)    (1.14)    (1.46)     (1.38)
 Net realized gain                 --        --        --      (0.15)       --
 Return of capital                 --      (0.03)    (0.02)    (0.01)       --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                     (1.32)    (1.29)    (1.16)    (1.62)     (1.38)
--------------------------------------------------------------------------------
Net increase (decrease)           0.31     (0.19)     2.67     (2.41)      0.70
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $  21.08  $  20.77  $  20.96  $  18.29   $  20.70
--------------------------------------------------------------------------------
Total return (d)                  8.17%     5.57%    21.55%    (4.04)%    10.60%
Ratio to average net assets
 of (e):
 Expenses, net of waivers
  and reimbursements              0.36%     0.36%     0.36%     0.36%      0.36%
 Expenses, before waivers
  and reimbursements              0.77%     0.84%     0.84%     0.87%      0.92%
 Net investment income, net
  of waivers and reimburse-
  ments                           6.66%     6.39%     5.94%     7.31%      7.84%
 Net investment income, be-
  fore waivers and reim-
  bursements                      6.25%     5.91%     5.46%     6.80%      7.28%
Portfolio turnover rate          76.30%   101.38%    74.19%   103.09%     89.06%
Net assets at end of year
 (in thousands)               $460,514  $366,850  $286,301  $257,391   $245,112
--------------------------------------------------------------------------------

                                  Class C                      Class D
                          -------------------------  -------------------------------
                           1997     1996    1995 (b)  1997    1996    1995   1994 (c)
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 20.78  $ 20.96  $ 20.21  $20.76  $20.94  $18.29  $18.74
Income (loss) from in-
 vestment operations:
 Net investment income       1.29     1.25     0.47    1.24    1.22    1.08    0.28
 Net realized and
  unrealized gain (loss)     0.28    (0.18)    0.74    0.30   (0.18)   2.66   (0.45)
-------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.57     1.07     1.21    1.54    1.04    3.74   (0.17)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (1.28)   (1.22)   (0.45)  (1.25)  (1.19)  (1.09)  (0.28)
 Return of capital            --     (0.03)   (0.01)    --    (0.03)     -       -
-------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.28)   (1.25)   (0.46)  (1.25)  (1.22)  (1.09)  (0.28)
-------------------------------------------------------------------------------------
Net increase (decrease)      0.29    (0.18)    0.75    0.29   (0.18)   2.65   (0.45)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 21.07  $ 20.78  $ 20.96  $21.05  $20.76  $20.94  $18.29
-------------------------------------------------------------------------------------
Total return (d)             7.88%    5.33%    6.08%   7.74%   5.17%  21.06%  (0.94)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements     0.60%    0.60%    0.60%   0.75%   0.75%   0.75%   0.75%
 Expenses, before waiv-
  ers and reimbursements     1.01%    1.08%    1.08%   1.16%   1.23%   1.23%   1.26%
 Net investment income,
  net of waivers and re-
  imbursements               6.39%    6.09%    5.59%   6.27%   5.99%   5.48%   6.31%
 Net investment income,
  before waivers and re-
  imbursements               5.98%    5.61%    5.11%   5.86%   5.51%   5.00%   5.80%
Portfolio turnover rate     76.30%  101.38%   74.19%  76.30% 101.38%  74.19% 103.09%
Net assets at end of
 year (in thousands)      $50,554  $ 7,342  $ 3,704  $  601  $  220  $  120  $   15
-------------------------------------------------------------------------------------

(a)For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b)For the period July 3, 1995 (Class C units issue date) through November 30, 1995.
(c)For the period September 14, 1994 (Class D units issue date) through November 30, 1994.
(d)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e)Annualized for periods less than a full year.


See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Year Ended November 30,
INTERMEDIATE BOND PORTFOLIO

                                                          Class A
                                                          --------
                                                          1997 (a)
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $ 20.00
Income (loss) from investment operations:
 Net investment income                                       0.38
 Net realized and unrealized loss                           (0.15)
------------------------------------------------------------------
Total income from investment operations                      0.23
------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                                      (0.34)
------------------------------------------------------------------
Total distributions to unitholders                          (0.34)
------------------------------------------------------------------
Net decrease                                                (0.11)
------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $ 19.89
------------------------------------------------------------------
Total return (b)                                             1.17%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimbursements                 0.36%
 Expenses, before waivers and reimbursements                 2.28%
 Net investment income, net of waivers and reimbursements    5.87%
 Net investment income, before waivers and reimbursements    3.95%
Portfolio turnover rate                                     56.99%
Net assets at end of year (in thousands)                  $11,997
------------------------------------------------------------------

(a) For the period August 1, 1997 (commencement of operations) through November 30, 1997.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
INTERNATIONAL BOND PORTFOLIO

                                      Class A                        Class D
                          -----------------------------------  -----------------------
                           1997      1996     1995    1994(a)   1997     1996   1995(b)
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 22.16   $ 21.74  $ 19.93  $ 20.00  $22.14   $21.74  $22.17
Income (loss) from in-
 vestment operations:
 Net investment income       1.02      1.54     1.26     0.79    0.97     1.37    0.02
 Net realized and
  unrealized gain (loss)    (1.70)     0.43     2.28     0.01   (1.72)    0.51   (0.08)
---------------------------------------------------------------------------------------
Total income (loss) from
 investment operations      (0.68)     1.97     3.54     0.80   (0.75)    1.88   (0.06)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income
  (c)                       (1.01)    (1.55)   (1.73)   (0.87)  (0.99)   (1.48)  (0.37)
 Net realized gain          (0.34)      --       --       --    (0.34)     --      --
---------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.35)    (1.55)   (1.73)   (0.87)  (1.33)   (1.48)  (0.37)
---------------------------------------------------------------------------------------
Net increase (decrease)     (2.03)     0.42     1.81    (0.07)  (2.08)    0.40   (0.43)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 20.13   $ 22.16  $ 21.74  $ 19.93  $20.06   $22.14  $21.74
---------------------------------------------------------------------------------------
Total return (d)            (3.02)%    9.47%   18.20%    4.03%  (3.38)%   9.04% (0.30)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements     0.96%     0.96%    0.96%    0.96%   1.35%    1.35%   1.35%
 Expenses, before waiv-
  ers and reimbursements     1.52%     1.58%    1.47%    1.49%   1.91%    1.97%   1.86%
 Net investment income,
  net of waivers and re-
  imbursements               5.61%     5.91%    5.92%    5.93%   5.36%    5.67%   3.26%
 Net investment income,
  before waivers and re-
  imbursements               5.05%     5.29%    5.41%    5.40%   4.80%    5.05%   2.75%
Portfolio turnover rate     29.29%    33.89%   54.46%   88.65%  29.29%   33.89%  54.46%
Net assets at end of
 year (in thousands)      $26,383   $34,183  $32,673  $26,947  $   91   $   52  $    9
---------------------------------------------------------------------------------------

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.
(b) For the period November 20, 1995 (Class D units issue date) through November 30, 1995.
(c) Distributions to unitholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for Federal income tax purposes.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
SHORT-INTERMEDIATE BOND PORTFOLIO

                                            Class A                                  Class D
                          -----------------------------------------------  -------------------------------
                            1997      1996      1995     1994    1993 (a)   1997    1996    1995   1994 (b)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $  20.70  $  20.73  $  19.53  $ 20.33  $  20.00  $20.66  $20.71  $19.53  $19.82
Income (loss) from in-
 vestment operations:
 Net investment income        1.46      1.14      1.02     0.97      0.85    1.43    1.07    0.94    0.23
 Net realized and
  unrealized gain (loss)     (0.29)    (0.01)     1.19    (0.80)     0.31   (0.34)  (0.02)   1.18   (0.29)
-----------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations        1.17      1.13      2.21     0.17      1.16    1.09    1.05    2.12   (0.06)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (1.46)    (1.16)    (1.01)   (0.97)    (0.83)  (1.39)  (1.10) (0.94)  (0.23)
 Net realized gain           (0.05)      --        --       --        --    (0.05)    --      --      --
-----------------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                 (1.51)    (1.16)    (1.01)   (0.97)    (0.83)  (1.44)  (1.10)  (0.94)  (0.23)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)      (0.34)    (0.03)     1.20    (0.80)     0.33   (0.35)  (0.05)  (1.18)  (0.29)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $  20.36  $  20.70  $  20.73  $ 19.53  $  20.33  $20.31  $20.66  $20.71  $19.53
-----------------------------------------------------------------------------------------------------------
Total return (c)              5.95%     5.68%    11.58%    0.84%     5.90%   5.54%   5.22%  11.09%  (0.30)%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements      0.36%     0.36%     0.36%    0.36%     0.36%   0.75%   0.75%   0.75%   0.75%
 Expenses, before waiv-
  ers and reimbursements      0.81%     0.88%     0.91%    0.95%     1.00%   1.20%   1.27%   1.30%   1.34%
 Net investment income,
  net of waivers and re-
  imbursements                7.68%     5.83%     5.14%    4.84%     4.79%   7.48%   4.96%   4.85%   4.42%
 Net investment income,
  before waivers and re-
  imbursements                7.23%     5.31%     4.59%    4.25%     4.15%   7.03%   4.44%   4.30%   3.83%
Portfolio turnover rate      48.49%    47.68%    54.68%   48.67%    19.48%  48.49%  47.68%  54.68%  48.67%
Net assets at end of
 year (in thousands)      $201,457  $153,675  $158,678  $96,209  $107,550  $  891  $  343  $   13  $    1
-----------------------------------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period September 14, 1994 (Class D units issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.


See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
U.S. GOVERNMENT SECURITIES PORTFOLIO

                                               Class A
                             --------------------------------------------------
                              1997       1996       1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                     $ 20.07   $  20.08   $  19.05  $  20.07   $  20.00
Income (loss) from invest-
 ment operations:
 Net investment income          1.21       1.02       1.05      0.91       0.55
 Net realized and
  unrealized gain (loss)       (0.07)     (0.01)      1.02     (1.02)      0.05
--------------------------------------------------------------------------------
Total income (loss) from
 investment operations          1.14       1.01       2.07     (0.11)      0.60
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income         (1.22)     (1.02)     (1.04)    (0.91)     (0.53)
--------------------------------------------------------------------------------
Total distributions to
 unitholders                   (1.22)     (1.02)     (1.04)    (0.91)     (0.53)
--------------------------------------------------------------------------------
Net increase (decrease)        (0.08)     (0.01)      1.03     (1.02)      0.07
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                        $ 19.99   $  20.07   $  20.08  $  19.05   $  20.07
--------------------------------------------------------------------------------
Total return (d)                5.93%      5.15%     11.18%    (0.57)%     3.00%
Ratio to average net assets
 of (e):
 Expenses, net of waivers
  and reimbursements            0.36%      0.36%      0.36%     0.36%      0.43%
 Expenses, before waivers
  and reimbursements            0.85%      0.94%      1.09%     1.12%      1.18%
 Net investment income, net
  of waivers and reimburse-
  ments                         5.86%      5.22%      5.43%     4.62%      4.18%
 Net investment income, be-
  fore waivers and reim-
  bursements                    5.37%      4.64%      4.70%     3.86%      3.43%
Portfolio turnover rate        95.73%    119.75%    141.14%    45.55%     20.59%
Net assets at end of year
 (in thousands)              $43,073    $92,351    $56,329   $25,293    $32,479
--------------------------------------------------------------------------------

                                 Class C                  Class D
                              ----------------  -------------------------------
                               1997    1996 (b)  1997    1996    1995   1994 (c)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $20.06   $20.13   $20.03  $20.04  $19.05  $19.43
Income (loss) from invest-
 ment operations:
 Net investment income          1.14     0.91     1.16    0.96    0.96    0.22
 Net realized and unrealized
  gain (loss)                  (0.04)   (0.12)   (0.10)  (0.03)   1.00   (0.38)
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations            1.10     0.79     1.06    0.93    1.96   (0.16)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income         (1.18)   (0.86)   (1.15)  (0.94)  (0.97)  (0.22)
--------------------------------------------------------------------------------
Total distributions to
 unitholders                   (1.18)   (0.86)   (1.15)  (0.94)  (0.97)  (0.22)
--------------------------------------------------------------------------------
Net increase (decrease)        (0.08)   (0.07)   (0.09)  (0.01)   0.99   (0.38)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $19.98   $20.06   $19.94  $20.03  $20.04  $19.05
--------------------------------------------------------------------------------
Total return (d)                5.67%    4.05%    5.52%   4.77%  10.66%  (0.90)%
Ratio to average net assets
 of (e):
 Expenses, net of waivers
  and reimbursements            0.60%    0.60%    0.75%   0.75%   0.75%   0.75%
 Expenses, before waivers
  and reimbursements            1.09%    1.18%    1.24%   1.33%   1.48%   1.51%
 Net investment income, net
  of waivers and reimburse-
  ments                         5.63%    4.97%    5.50%   4.83%   5.08%   4.65%
 Net investment income, be-
  fore waivers and reim-
  bursements                    5.14%    4.39%    5.01%   4.25%   4.35%   3.89%
Portfolio turnover rate        95.73%  119.75%   95.73% 119.75% 141.14%  45.55%
Net assets at end of year
 (in thousands)               $3,118   $3,535   $  312  $  225  $   67  $   13
--------------------------------------------------------------------------------

(a) For the period April 5, 1993 (commencement of operations) through November 30, 1993.
(b) For the period December 29, 1995 (Class C units issue date) through November 30, 1996.
(c) For the period September 15, 1994 (Class D units issue date) through November 30, 1994.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
U.S. TREASURY INDEX PORTFOLIO

                                          Class A                                   Class D
                          ---------------------------------------------  --------------------------------
                           1997     1996     1995     1994     1993 (a)   1997    1996    1995   1994 (b)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 20.60  $ 20.78  $ 18.77  $ 21.05   $ 20.00   $20.57  $20.75  $18.77   $18.80
Income (loss) from in-
 vestment operations:
 Net investment income       1.26     1.19     1.11     1.15      0.95     1.20    1.17    1.00     0.09
 Net realized and
  unrealized gain (loss)     0.20    (0.18)    2.01    (1.93)     1.02     0.18   (0.24)   2.03    (0.03)
---------------------------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       1.46     1.01     3.12    (0.78)     1.97     1.38    0.93    3.03     0.06
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (1.25)   (1.19)   (1.11)   (1.14)    (0.92)   (1.18)  (1.11)  (1.05)   (0.09)
 Net realized gain             --       --       --    (0.36)       --       --      --      --       --
---------------------------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.25)   (1.19)   (1.11)   (1.50)    (0.92)   (1.18)  (1.11)  (1.05)   (0.09)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)      0.21    (0.18)    2.01    (2.28)     1.05     0.20   (0.18)   1.98    (0.03)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 20.81  $ 20.60  $ 20.78  $ 18.77   $ 21.05   $20.77  $20.57  $20.75   $18.77
---------------------------------------------------------------------------------------------------------
Total return (c)             7.44%    5.10%   16.95%   (3.80)%    9.94%    7.03%   4.72%  16.43%    0.37%
Ratio to average net as-
 sets of (d):
 Expenses, net of waiv-
  ers and reimbursements     0.26%    0.26%    0.26%    0.26%     0.26%    0.65%   0.65%   0.65%    0.65%
 Expenses, before waiv-
  ers and reimbursements     0.82%    1.04%    0.89%    0.79%     0.83%    1.21%   1.43%   1.28%    1.18%
 Net investment income,
  net of waivers and
  reimbursements             6.36%    5.93%    5.09%    5.60%     5.11%    6.07%   5.57%   5.41%    6.05%
 Net investment income,
  before waivers and
  reimbursements             5.80%    5.15%    4.46%    5.07%     4.54%    5.51%   4.79%   4.78%    5.52%
Portfolio turnover rate     72.61%   42.49%   80.36%   52.80%    77.75%   72.61%  42.49%  80.36%   52.80%
Net assets at end of
 year (in thousands)      $33,839  $26,273  $17,674  $37,305   $71,456   $1,707  $  848  $  286   $   --
---------------------------------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period November 16, 1994 (Class D units issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)


 Shares Description                                     Value
--------------------------------------------------------------
                               BALANCED PORTFOLIO
 COMMON STOCKS--57.1%
 BANKING--1.2%
 13,200 Banc One Corp.                                 $   678
                                                       -------
 BROKERAGE AND FINANCIAL SERVICES--1.4%
 21,000 Schwab (Charles) Corp.                             810
                                                       -------
 COMMUNICATIONS--3.9%
 20,600 Ameritech Corp.                                  1,587
  4,000 Lucent Technologies                                321
  9,000 Snyder Communications Inc.                         305
                                                       -------
                                                         2,213
                                                       -------
 COMPUTERS AND OFFICE MACHINES--4.3%
 11,300 Cisco Systems, Inc.*                               975
  6,600 Hewlett-Packard Co.                                403
  7,300 Microsoft Corp.                                  1,033
                                                       -------
                                                         2,411
                                                       -------
 CONSUMER PRODUCTS--3.2%
  4,500 Gillette Co.                                       415
  9,800 Procter & Gamble Co.                               748
 22,700 Staples, Inc.                                      640
                                                       -------
                                                         1,803
                                                       -------
 CREDIT INSTITUTIONS--0.7%
 14,000 MBNA Corp.                                         371
                                                       -------
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--6.0%
  5,500 Emerson Electric Co.                               303
 19,400 General Electric Co.                             1,430
  9,700 Intel Corp.                                        753
 10,300 Linear Technology Corp.                            663
  7,000 Solectron Corp.                                    255
                                                       -------
                                                         3,404
                                                       -------
 FOOD AND BEVERAGE--2.8%
  5,000 Coca-Cola (The) Co.                                313
 14,400 PepsiCo, Inc.                                      531
 17,700 Philip Morris Cos., Inc.                           770
                                                       -------
                                                         1,614
                                                       -------
 HEALTH SERVICES--6.3%
  6,000 Cardinal Health, Inc.                              455
 37,950 Health Management Associates, Inc., Class A*       930
 11,000 Health South Rehabilitation Corp.                  289
 13,200 Johnson & Johnson Co.                              831
 15,400 Medtronic, Inc.                                    735
 11,000 Omnicare, Inc.                                     318
                                                       -------
                                                         3,558
                                                       -------
 INSURANCE SERVICES--2.9%
  8,100 American International Group, Inc.                 817
 13,400 MBIA, Inc.                                         843
                                                       -------
                                                         1,660
                                                       -------

  Shares/
 Principal
  Amount   Description                              Value
----------------------------------------------------------
 MORTGAGE AGENCIES--1.7%
 17,900    Fannie Mae                              $   945
                                                   -------
 OIL AND GAS--5.9%
  6,600    Chevron Corp.                               529
 13,400    Exxon Corp.                                 817
 14,800    Royal Dutch Petroleum Co. ADR               780
 14,600    Schlumberger Ltd. ADR                     1,202
                                                   -------
                                                     3,328
                                                   -------
 PHARMACEUTICALS--3.5%
  2,800    Bristol-Myers Squibb Co.                    262
  9,400    Merck & Co., Inc.                           889
  6,000    Warner-Lambert Co.                          839
                                                   -------
                                                     1,990
                                                   -------
 PROFESSIONAL SERVICE--4.8%
  6,000    Accustaff                                   177
 14,400    Cintas Corp.                                560
  6,800    Computer Sciences Corp.*                    538
 12,000    Newell Co.                                  490
 19,050    Oracle Systems Corp.*                       635
  8,000    Paychex, Inc.                               328
                                                   -------
                                                     2,728
                                                   -------
 RECREATION AND LEISURE SERVICES--0.6%
  6,500    Carnival Corp. Class A                      351
                                                   -------
 RETAIL--7.9%
 13,400    Consolidated Stores Corp.                   652
  6,000    Fastenal                                    318
 12,150    Home Depot (The), Inc.                      680
 20,400    Starbucks Corp.*                            711
 39,000    Walgreen Co.                              1,255
 20,000    Wal-Mart Stores, Inc.                       799
                                                   -------
                                                     4,415
----------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $20,481)                $32,279
----------------------------------------------------------
 PREFERRED STOCK--1.8%
 AGENCY--1.8%
  1,000    Home Ownership Funding Corp.            $   994
----------------------------------------------------------
 TOTAL PREFERRED STOCK (Cost $1,000)               $   994
----------------------------------------------------------
 ASSET-BACKED SECURITIES--2.8%
 AUTOMOTIVE--2.8%
           Olympic Automobile Receivables Trust,
            Series 1995-D, Class A-3
 $  132     5.950% Due 11/15/99                    $   132
            Series 1996-D, Class A-4
    600     6.050   Due 08/15/02                       600
           Premier Auto Trust,
           Series 1994-1, Class A-3
     26     4.750   Due 02/02/00                        26

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Principal Amount Description   Value
-------------------------------------
                         BALANCED PORTFOLIO--CONTINUED
      Western Financial Grantor Trust,
       Series 1994-4, Class A-1
$ 73   7.100% Due 01/01/00                     $   73
       Series 1995-5, Class A-1
 349   5.875 Due 03/01/02                         349
      Western Financial Owner Trust,
      Series 1997-A Class A-3
 400   6.500 Due 09/20/01                         403
-----------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (Cost $1,580)    $1,583
-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--2.1%
      Donaldson, Lufkin & Jenrette
      Mortgage Acceptance Corp.
      Series 1994-Q8, Class 2-A1
$248   7.250% Due 05/25/24                     $  249
      Financial Asset Securitization, Inc.
      Series 1997-NAMC, Class FXA-3
 900   7.350 Due 04/25/27                         909
-----------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (Cost $1,141)                                 $1,158
-----------------------------------------------------
CORPORATE AND FOREIGN GOVERNMENT BONDS--11.0%
FINANCIAL--5.1%
      Finova Capital, Corp.
$500   6.190% Due 10/20/99                     $  499
      Lehman Brothers Holdings, Inc.
 570   7.375 Due 05/15/07                         585
      Lehman Brothers Holdings, Inc.
      Medium Term Note
 305   6.900 Due 01/29/01                         309
      Lumbermens Mutual Casualty Co.
 115   9.150 Due 07/01/26                         131
 235   8.300 Due 12/01/37                         240
      Petrozvata Financial, Inc.,
      Series: Class B
 600   8.220 Due 04/01/17, putable 05/15/00       632
      Salomon, Inc. Medium Term Note
 500   5.500 Due 01/31/98                         499
                                               ------
                                                2,895
                                               ------
INDUSTRIAL--1.5%
      Penney (J. C.), Inc.
 830   6.900 Due 08/15/26, putable 08/15/03       854
                                               ------
SANITARY SERVICES--1.5%
      WMX Technologies, Inc.
 800   7.100 Due 08/01/26, putable 08/01/03       840
                                               ------
SOVEREIGN--1.1%
      Quebec Province, Canada Medium Term Note
 600   7.220 Due 07/22/36, putable 07/22/06       634
                                               ------

 Principal
  Amount   Description                               Value
-----------------------------------------------------------
 UTILITY--1.8%
           Tenaga Nasional Berhad
 $1,000     7.200% Due 04/29/07, putable 04/29/02   $   997
-----------------------------------------------------------
 TOTAL CORPORATE AND FOREIGN GOVERNMENT BONDS
  (Cost $6,087)                                     $ 6,220
-----------------------------------------------------------
 U.S. GOVERNMENT AGENCIES--2.3%
 FANNIE MAE REMIC TRUST--2.3%
           Series 1991-37, Class G
 $  243     8.150% Due 08/25/05                     $   245
           Series 1992-200, Class E
    490     6.250 Due 06/25/17                          489
           Series 1996-M4, Class A
    554     7.750 Due 03/17/17                          569
-----------------------------------------------------------
 TOTAL U.S. GOVERNMENT AGENCIES (Cost $1,273)       $ 1,303
-----------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--12.7%
 U.S. TREASURY NOTES--12.7%
 $1,435     6.750% Due 05/31/99                     $ 1,455
    175     6.250 Due 05/31/00                          177
  1,325     7.750 Due 02/15/01                        1,398
  1,550     6.625 Due 06/30/01                        1,588
  1,525     6.625 Due 07/31/01                        1,563
    200     6.250 Due 02/15/03                          203
    690     7.500 Due 02/15/05                          754
-----------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $7,069)                                     $ 7,138
-----------------------------------------------------------
 FLOATING RATE BANK NOTES--3.3%
           Lloyds Bank PLC
 $1,000     6.188% Due 12/15/97                     $   899
           National Westminster Bank
  1,100     6.000  Due 02/27/98                         974
-----------------------------------------------------------
 TOTAL FLOATING RATE BANK NOTES
  (Cost $1,850)                                     $ 1,873
-----------------------------------------------------------
 SHORT-TERM INVESTMENT--6.2%
           Banco Central Hispanoamericano,
           Grand Cayman
 $3,485     5.750%  Due 12/01/97                    $ 3,485
-----------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $3,485)          $ 3,485
-----------------------------------------------------------
 TOTAL INVESTMENTS--99.3%
  (Cost $43,966)                                    $56,033
-----------------------------------------------------------
 Other assets, less liabilities--0.7%                   351
-----------------------------------------------------------
 NET ASSETS--100.0%                                 $56,384
-----------------------------------------------------------
-----------------------------------------------------------

*Non-income producing security.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------


 Shares  Description                                     Value
----------------------------------------------------------------
                          DIVERSIFIED GROWTH PORTFOLIO
 COMMON STOCKS--95.8%
 BANKING--4.3%
  36,940 Banc One Corp.                                 $  1,898
  15,000 BankAmerica Corp.                                 1,095
  11,000 Citicorp                                          1,319
   8,200 Wells Fargo & Co.                                 2,519
                                                        --------
                                                           6,831
                                                        --------
 BROKERAGE SERVICES--1.6%
  64,000 Schwab (Charles) Corp.                            2,468
                                                        --------
 COMMUNICATIONS--3.5%
  24,000 Ameritech Corp.                                   1,849
  34,000 BellSouth Corp.                                   1,862
  25,000 SBC Communications, Inc.                          1,820
                                                        --------
                                                           5,531
                                                        --------
 COMPUTERS AND OFFICE MACHINES--8.2%
  26,300 Cisco Systems, Inc.*                              2,268
  21,000 Compaq Computer Corp.                             1,311
  14,000 International Business Machines Corp.             1,534
  25,000 McAfee Associates, Inc.*                          1,144
  31,800 Microsoft Corp.                                   4,500
  69,450 Oracle Systems Corp.*                             2,313
                                                        --------
                                                          13,070
                                                        --------
 CONSUMER PRODUCTS--5.8%
  84,700 Newell Co.                                        3,457
  78,000 Philip Morris Cos., Inc.                          3,393
  31,500 Procter & Gamble Co.                              2,404
                                                        --------
                                                           9,254
                                                        --------
 CREDIT INSTITUTIONS--1.0%
  58,400 MBNA Corp.                                        1,551
                                                        --------
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--10.0%
  35,000 Emerson Electric Co.                              1,925
  71,000 General Electric Co.                              5,236
  44,800 Intel Corp.                                       3,478
  39,900 Linear Technology Corp.                           2,569
  20,000 Motorola, Inc.                                    1,258
  40,000 Solectron Corp.                                   1,458
                                                        --------
                                                          15,924
                                                        --------
 FOOD AND BEVERAGES--2.4%
  28,000 Coca-Cola (The) Co.                               1,750
  55,800 PepsiCo, Inc.                                     2,058
                                                        --------
                                                           3,808
                                                        --------
 HEALTH SERVICES--7.3%
  24,000 Cardinal Health Inc.                              1,818
 122,500 Health Management Associates, Inc., Class A*      3,001
  86,000 HEALTHSOUTH Corp.                                 2,257
  33,000 Johnson & Johnson Co.                             2,077
  85,000 Omnicare, Inc.                                    2,454
                                                        --------
                                                          11,607
                                                        --------


  Shares  Description                           Value
-------------------------------------------------------
 INDUSTRIAL INSTRUMENTS--1.4%
   36,600 Hewlett-Packard Co.                  $  2,235
                                               --------
 INSURANCE SERVICES--4.1%
   35,850 American International Group, Inc.      3,614
   46,800 MBIA, Inc.                              2,942
                                               --------
                                                  6,556
                                               --------
 MORTGAGE AGENCIES--3.2%
   75,700 Fannie Mae                              3,998
   25,000 Freddie Mac                             1,031
                                               --------
                                                  5,029
                                               --------
 OIL AND GAS--11.4%
   32,000 Chevron Corp.                           2,566
   72,800 Exxon Corp.                             4,441
   59,700 Mobil Corp.                             4,295
   54,800 Royal Dutch Petroleum Co. ADR           2,887
   48,800 Schlumberger Ltd. ADR                   4,017
                                               --------
                                                 18,206
                                               --------
 PHARMACEUTICALS--7.2%
   25,000 Abbott Laboratories                     1,625
   19,000 Bristol-Myers Squibb Co.                1,779
   24,000 Lilly (Eli) & Co.                       1,514
   30,400 Merck & Co., Inc.                       2,875
   33,200 Pfizer, Inc.                            2,415
    9,000 Warner-Lambert Co.                      1,259
                                               --------
                                                 11,467
                                               --------
 PROFESSIONAL SERVICES--6.5%
   50,000 AccuStaff, Inc.*                        1,478
   68,400 Cintas Corp.                            2,659
   22,400 Computer Sciences Corp.*                1,774
   60,000 Paychex, Inc.                           2,460
   60,000 Snyder Communications, Inc.             2,036
                                               --------
                                                 10,407
                                               --------
 RECREATION AND LEISURE SERVICES--2.7%
   49,900 Carnival Corp., Class A                 2,698
   16,000 Disney (The Walt) Co.                   1,519
                                               --------
                                                  4,217
                                               --------
 RETAIL--13.4%
   60,000 Consolidated Stores Corp.*              2,917
   30,000 Fastenal Co.                            1,590
   57,050 Home Depot (The), Inc.                  3,191
   23,000 Kohl's Corp.*                           1,665
   95,850 Staples, Inc.*                          2,702
   59,000 Starbucks Corp.*                        2,057
   85,700 Wal-Mart Stores, Inc.                   3,423
  118,600 Walgreen Co.                            3,817
                                               --------
                                                 21,362
                                               --------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares and number of contracts)

 Shares/ Principal Amount Description   Value
---------------------------------------------
                    DIVERSIFIED GROWTH PORTFOLIO--CONTINUED
 TELECOMMUNICATIONS--1.8%
   22,000 Lucent Technologies, Inc.         $  1,763
   20,000 Tellabs, Inc.*                       1,040
                                            --------
                                               2,803
-----------------------------------------------------
 TOTAL COMMON STOCKS (Cost $101,155)        $152,326
-----------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--0.1%
          U.S. Treasury Bill #
 $    230  4.930% Due 01/02/98              $    229
-----------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION
  (Cost $229)                               $    229
-----------------------------------------------------
 SHORT-TERM INVESTMENT--5.2%
          Banco Central Hispanoamericano,
          Grand Cayman
 $  8,273  5.750% Due 12/01/97              $  8,273
-----------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $8,273)  $  8,273
-----------------------------------------------------
 TOTAL INVESTMENTS--101.1%
  (Cost $109,657)                           $160,828
-----------------------------------------------------
 Liabilities, less other assets--(1.1)%       (1,749)
-----------------------------------------------------
 NET ASSETS--100.0%                         $159,079
-----------------------------------------------------
-----------------------------------------------------

OPEN FUTURES CONTRACTS:

                                                                       Unrealized
                Number of     Contract     Contract      Contract         Gain
    Type        Contracts      Amount      Position     Expiration       (Loss)
---------------------------------------------------------------------------------
RUSSELL 2000        14         $2,958        Long        12/19/97        $  65
S&P MIDCAP          20          3,341        Long        12/19/97         (131)
---------------------------------------------------------------------------------
                                                                         $ (66)
---------------------------------------------------------------------------------

*Non-income producing security.

# Security pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                                    Value
---------------------------------------------------------------
                             EQUITY INDEX PORTFOLIO
 COMMON STOCKS--96.8%
 AGRICULTURE--0.1%
   8,200 Pioneer Hi-Bred International, Inc.           $    837
                                                       --------
 APPAREL--0.1%
   8,700 Liz Claiborne, Inc.                                437
  15,800 VF Corp.                                           730
                                                       --------
                                                          1,167
                                                       --------
 BANKING--7.7%
  12,200 Ahmanson (H. F.) & Co.                             726
  72,849 Banc One Corp.                                   3,743
  47,500 Bank of New York Co., Inc.                       2,553
  87,352 BankAmerica Corp.                                6,377
  18,200 BankBoston Corp.                                 1,622
  12,400 Bankers Trust New York Corp.                     1,470
  24,900 Barnett Banks, Inc.                              1,752
  52,946 Chase Manhattan Corp.                            5,751
  57,300 Citicorp                                         6,872
  13,200 Comerica, Inc.                                   1,124
  25,300 CoreStates Financial Corp.                       1,956
  19,250 Fifth Third Bancorp                              1,357
  37,007 First Chicago NBD Corp.                          2,896
  70,230 First Union Corp.                                3,424
   7,100 Golden West Financial Corp.                        636
  23,900 Huntington Bancshares, Inc.                        813
  27,200 KeyCorp                                          1,834
  31,500 Mellon Bank Corp.                                1,786
  22,400 Morgan (J. P.) & Co., Inc.                       2,558
  26,900 National City Corp.                              1,796
  89,060 NationsBank Corp.                                5,349
  93,700 Norwest Corp.                                    3,508
  38,400 PNC Bank Corp.                                   2,066
   6,900 Republic New York Corp.                            750
  20,100 State Street Corp.                               1,196
  26,700 SunTrust Banks, Inc.                             1,896
  30,639 U.S. Bancorp                                     3,296
  21,000 Wachovia Corp.                                   1,617
  10,966 Wells Fargo & Co.                                3,369
                                                       --------
                                                         74,093
                                                       --------
 BITUMINOUS COAL AND LIGNITE SURFACE MINING--0.1%
  35,718 Houston Industries, Inc.                           846
   1,000 NACCO Industries, Inc.                             109
                                                       --------
                                                            955
                                                       --------
 BROKERAGE AND FINANCIAL SERVICES--1.9%
  58,600 American Express Co.                             4,622
  33,050 Charles Schwab Corp.                             1,274
  31,301 Fleet Financial Group, Inc.                      2,068
  17,000 Green Tree Financial Corp.                         521
  41,400 Merrill Lynch & Co., Inc.                        2,906
  73,349 Morgan Stanley, Dean Witter, Discover & Co.      3,984
  21,900 Synovus Financial Corp.                            699
  31,290 Washington Mutual, Inc.                          2,163
                                                       --------
                                                         18,237
                                                       --------

 Shares  Description                                 Value
------------------------------------------------------------
 CHEMICALS AND ALLIED PRODUCTS--10.5%
  96,200 Abbott Laboratories                        $  6,253
  13,700 Air Products and Chemicals, Inc.              1,051
   8,100 Allergan, Inc.                                  274
  81,100 American Home Products Corp.                  5,667
  33,200 Amgen, Inc.*                                  1,697
  34,900 Baxter International, Inc.                    1,767
 124,600 Bristol-Myers Squibb Co.                     11,666
  12,900 Clorox Co.                                    1,001
  37,000 Colgate-Palmolive Co.                         2,472
  28,500 Dow Chemical Co.                              2,814
 141,400 du Pont (E. I.) de Nemours & Co.              8,564
   9,775 Eastman Chemical Co.                            590
   8,100 Ecolab, Inc.                                    413
   4,700 FMC Corp.*                                      343
   6,800 Goodrich (B. F.) Co.                            303
   9,100 Grace (W. R.) & Co.                             662
   7,500 Great Lakes Chemical Corp.                      337
  12,400 Hercules, Inc.                                  602
  13,700 International Flavors & Fragrances, Inc.        660
 139,096 Lilly (Eli) & Co.                             8,772
 151,000 Merck & Co., Inc.                            14,279
  17,500 Morton International, Inc.                      596
   8,400 Nalco Chemical Co.                              326
 161,600 Pfizer, Inc.                                 11,756
  63,520 Pharmacia & Upjohn, Inc.                      2,144
  22,400 PPG Industries, Inc.                          1,298
  19,800 Praxair, Inc.                                   870
   7,700 Rohm & Haas Co.                                 708
  91,600 Schering-Plough Corp.                         5,742
  21,600 Sherwin-Williams Co.                            617
  12,500 Sigma-Aldrich Corp.                             452
  15,500 Union Carbide Corp.                             684
  33,900 Warner-Lambert Co.                            4,742
                                                    --------
                                                     100,122
                                                    --------
 COMMUNICATIONS--8.3%
  63,000 AirTouch Communications, Inc.*                2,473
  23,400 Alltel Corp.                                    930
  68,800 Ameritech Corp.                               5,302
 203,100 AT&T Corp.                                   11,348
  97,080 Bell Atlantic Corp.                           8,664
 124,000 BellSouth Corp.                               6,789
  12,300 Clear Channel Communications, Inc.*             833
  43,600 Comcast Corp., Class A                        1,221
  20,500 Frontier Corp.                                  502
 119,600 GTE Corp.                                     6,047
  24,800 HBO & Co.                                     1,113
  80,264 Lucent Technologies, Inc.                     6,431
   9,200 Mallinckrodt, Inc.                              340
  86,500 MCI Communications Corp.                      3,801
  18,400 NextLevel Systems, Inc.*                        244
  11,700 Providian Corp.                                 516
 114,256 SBC Communications, Inc.                      8,319
  53,800 Sprint Corp.                                  3,151
  22,600 Tellabs, Inc.*                                1,175

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares  Description                              Value
---------------------------------------------------------
                       EQUITY INDEX PORTFOLIO--CONTINUED
  59,900 US West Communications Group            $  2,707
  75,800 US West Media Group*                       2,013
  44,100 Viacom, Inc., Class B*                     1,544
 112,800 WorldCom, Inc.*                            3,610
                                                 --------
                                                   79,073
                                                 --------
 COMPUTERS AND OFFICE MACHINES--6.5%
   9,100 Adobe Systems, Inc.                          382
  15,900 Apple Computer, Inc.*                        282
  26,300 Bay Networks, Inc.*                          791
  19,700 Cabletron Systems, Inc.*                     453
  10,100 Ceridian Corp.*                              443
  83,700 Cisco Systems, Inc.*                       7,219
  94,495 Compaq Computer Corp.                      5,900
   5,900 Data General Corp.*                          106
  41,400 Dell Computer Corp.*                       3,485
  19,100 Digital Equipment Corp.*                     941
  61,600 EMC Corp.*                                 1,867
 122,800 International Business Machines Corp.     13,454
 149,800 Microsoft Corp.                           21,197
  15,900 Parametric Technology Co.*                   804
  18,000 Pitney Bowes, Inc.                         1,513
  30,600 Seagate Technology, Inc.*                    694
  22,100 Silicon Graphics, Inc.*                      290
  13,300 Tandy Corp.                                  572
  43,100 3Com Corp.*                                1,562
  21,900 Unisys Corp.*                                313
                                                 --------
                                                   62,268
                                                 --------
 CONSTRUCTION--0.2%
  13,900 Dover Corp.                                  932
  21,900 Dresser Industries, Inc.                     819
                                                 --------
                                                    1,751
                                                 --------
 CONSUMER PRODUCTS--5.0%
  16,600 Avon Products, Inc.                          960
  21,400 Fortune Brands, Inc.                         774
  70,000 Gillette Co.                               6,462
 166,400 Johnson & Johnson                         10,473
  69,584 Kimberly-Clark Corp.                       3,623
 303,000 Philip Morris Cos., Inc.                  13,181
 168,900 Procter & Gamble Co.                      12,889
                                                 --------
                                                   48,362
                                                 --------
 CREDIT INSTITUTIONS--0.6%
   6,600 Beneficial Corp.                             512
  13,400 Countrywide Credit Industries, Inc.          549
  13,400 Household International, Inc.              1,688
  62,687 MBNA Corp.                                 1,665
  14,300 MGIC Investment Corp.                        836
                                                 --------
                                                    5,250
                                                 --------
 ELECTRONICS AND ELECTRICAL EQUIPMENT--7.4%
  17,600 Advanced Micro Devices, Inc.*                384
  27,456 AMP, Inc.                                  1,193
  11,230 Andrew Corp.*                                298

 Shares  Description                          Value
-----------------------------------------------------
  45,600 Applied Materials, Inc.*            $  1,505
  15,300 Cooper Industries, Inc.                  790
  14,700 DSC Communications Corp.*                332
  55,500 Emerson Electric Co.                   3,053
 409,400 General Electric Co.                  30,193
  10,000 Harris Corp.                             474
 204,200 Intel Corp.                           15,851
  14,600 ITT Corp.*                             1,108
  10,500 Kla-Tencor Corp.*                        407
  17,700 LSI Logic Corp.*                         412
  12,300 Maytag Corp.                             397
  26,300 Micron Technology, Inc.*                 654
  74,400 Motorola, Inc.                         4,678
  20,200 National Semiconductor Corp.*            669
   5,600 National Service Industries, Inc.        262
  32,800 Northern Telecom Ltd.                  2,946
   5,500 Raychem Corp.                            520
   9,700 Scientific-Atlanta, Inc.                 194
  63,300 Tele-Communications, Inc.*             1,450
  48,000 Texas Instruments, Inc.                2,364
   6,900 Thomas & Betts Corp.                     313
   9,300 Whirlpool Corp.                          510
                                             --------
                                               70,957
                                             --------
 FOOD AND BEVERAGES--6.7%
  61,500 Anheuser-Busch Cos., Inc.              2,656
  70,029 Archer-Daniels-Midland Co.             1,497
   8,600 Brown-Forman Corp., Class B              442
  57,500 Campbell Soup Co.                      3,220
 310,200 Coca-Cola (The) Co.                   19,387
  59,100 ConAgra, Inc.                          2,124
   4,600 Coors (Adolph) Co., Class B              166
  18,000 CPC International, Inc.                1,861
  20,000 General Mills, Inc.                    1,480
  46,200 Heinz (H. J.) Co.                      2,313
  17,900 Hershey Foods Corp.                    1,099
  51,600 Kellogg Co.                            2,393
  86,000 McDonalds Corp.                        4,171
 191,400 PepsiCo, Inc.                          7,058
  17,200 Quaker Oats Co.                          912
  13,300 Ralston-Ralston Purina Group           1,237
  60,100 Sara Lee Corp.                         3,178
  46,400 Seagram (The) Co. Ltd.                 1,499
  19,130 Tricon Global Restaurants*               647
  80,000 Unilever N.V.                          4,645
  23,000 UST, Inc.                                710
  12,700 Whitman Corp.                            334
  14,500 Wrigley (Wm.) Jr. Co.                  1,147
                                             --------
                                               64,176
                                             --------
 FURNITURE--0.1%
  20,600 Masco Corp.                              971
                                             --------
 GENERAL BUILDING CONTRACTORS--0.1%
   3,600 Centex Corp.                             228
  15,900 Honeywell, Inc.                        1,041
   4,800 Kaufman & Broad Home Corp.               104
                                             --------
                                                1,373
                                             --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                                Value
-----------------------------------------------------------
 GLASS, CLAY AND STONE PRODUCTS--0.2%
  28,900 Corning, Inc.                             $  1,226
  19,900 Newell Co.                                     812
                                                   --------
                                                      2,038
                                                   --------
 HEALTH SERVICES--1.1%
  10,600 ALZA Corp.*                                    283
  13,800 Beverly Enterprises, Inc.*                     235
  81,795 Columbia/HCA Healthcare Corp.                2,413
  18,500 Guidant Corp.                                1,189
  48,400 HEALTHSOUTH Corp.*                           1,271
  20,500 Humana, Inc.*                                  455
   7,950 Manor Care, Inc.                               280
  58,500 Medtronic, Inc.                              2,793
  11,500 St. Jude Medical, Inc.*                        341
  37,900 Tenet Healthcare Corp.*                      1,201
                                                   --------
                                                     10,461
                                                   --------
 HEAVY CONSTRUCTION--0.2%
  10,500 Fluor Corp.                                    377
   5,100 Foster Wheeler Corp.                           157
  31,700 Halliburton Co.                              1,710
                                                   --------
                                                      2,244
                                                   --------
 INDUSTRIAL INSTRUMENTS--2.1%
   7,200 Bard (C. R.), Inc.                             216
   6,900 Bausch & Lomb, Inc.                            273
  15,300 Becton, Dickinson & Co.                        789
  13,900 Biomet, Inc.                                   332
  24,300 Boston Scientific Corp.*                     1,098
  40,700 Eastman Kodak Co.                            2,467
 130,100 Hewlett-Packard Co.                          7,944
  10,500 Johnson Controls, Inc.                         481
   5,400 Millipore Corp.                                209
   5,500 Perkin-Elmer Corp.                             383
   5,700 Polaroid Corp.                                 242
  29,600 Raytheon Co.                                 1,656
   6,200 Tektronix, Inc.                                260
   9,200 United States Surgical Corp.                   243
  40,700 Xerox Corp., Inc.                            3,162
                                                   --------
                                                     19,755
                                                   --------
 INSURANCE SERVICES--4.7%
  18,757 Aetna, Inc.                                  1,414
  54,365 Allstate Corp.                               4,669
  31,070 American General Corp.                       1,674
  87,712 American International Group, Inc.           8,842
  20,900 Aon Corp.                                    1,106
  21,600 Chubb Corp.                                  1,532
   9,300 CIGNA Corp.                                  1,555
  23,500 Conseco, Inc.                                1,094
  10,000 General Re Corp.                             1,985
  14,800 Hartford Financial Services Group, Inc.      1,240
   8,825 Jefferson-Pilot Corp.                          673
  12,700 Lincoln National Corp.                         906
  14,400 Loews Corp.                                  1,528

 Shares  Description                       Value
--------------------------------------------------
  21,100 Marsh & McLennan Cos., Inc.      $  1,571
  11,200 MBIA, Inc.                            704
   9,000 Progressive Corp.                     918
  17,400 SAFECO Corp.                          850
  10,500 St. Paul Cos., Inc.                   840
  24,400 SunAmerica, Inc.                      988
  17,300 Torchmark Corp.                       706
   7,900 Transamerica Corp.                    858
 143,037 Travelers Group, Inc.               7,223
  23,500 United Healthcare Corp.             1,223
  17,400 UNUM Corp.                            825
  13,900 USF&G Corp.                           281
                                          --------
                                            45,205
                                          --------
 JEWELRY AND PRECIOUS METALS--0.0%
   4,900 Jostens, Inc.                         118
                                          --------
 LUMBER AND WOOD PRODUCTS--0.0%
  13,700 Louisiana-Pacific Corp.               277
                                          --------
 MACHINERY--1.3%
  21,100 Baker Hughes, Inc.                    884
  11,800 Black & Decker Corp.                  434
   3,200 Briggs & Stratton Corp.               164
  12,400 Brunswick Corp.                       415
   9,300 Case Corp.                            577
  47,100 Caterpillar, Inc.                   2,258
   5,000 Cincinnati Milacron, Inc.             148
   4,800 Cummins Engine Co., Inc.              309
  31,500 Deere & Co.                         1,727
   6,300 General Signal Corp.                  257
   6,200 Harnischfeger Industries, Inc.        237
  20,750 Ingersoll-Rand Co.                    848
  21,300 Tenneco, Inc.                         923
  18,800 Thermo Electron Corp.*                692
   7,900 Timken (The) Co.                      280
  66,600 Tyco International Ltd.             2,614
                                          --------
                                            12,767
                                          --------
 MANUFACTURING--0.1%
   3,500 Aeroquip-Vickers, Inc.                179
   7,000 Alberto-Culver Co., Class B           218
  14,800 ITT Industries, Inc.                  470
   2,600 Pulte Corp.                           105
                                          --------
                                               972
                                          --------
 MERCHANDISE--GENERAL--0.1%
   7,600 Snap-On, Inc.                         334
  11,100 Stanley Works (The)                   489
                                          --------
                                               823
                                          --------
 METAL MINING--0.3%
  46,600 Barrick Gold Corp.                    772
  28,700 Battle Mountain Gold Co.              145
  11,650 Cyprus Amax Minerals Co.              213
  17,200 Echo Bay Mines Ltd.*                   40

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares  Description                                      Value
-----------------------------------------------------------------
                       EQUITY INDEX PORTFOLIO--CONTINUED
  24,900 Freeport-McMoRan Copper & Gold, Inc., Class B   $    521
  18,300 Homestake Mining Co.                                 192
  20,900 Inco, Ltd.                                           398
  19,497 Newmont Mining Corp.                                 586
  29,900 Placer Dome, Inc.                                    366
                                                         --------
                                                            3,233
                                                         --------
 METAL PRODUCTS--0.2%
  22,027 Allegheny Teledyne, Inc.                             567
   3,800 Ball Corp.                                           146
   5,700 Crane Co.                                            240
   6,900 McDermott International, Inc.                        217
  13,925 Parker-Hannifin Corp.                                620
                                                         --------
                                                            1,790
                                                         --------
 MORTGAGE AGENCIES--1.1%
 132,700 Fannie Mae                                         7,008
  86,900 Freddie Mac                                        3,585
                                                         --------
                                                           10,593
                                                         --------
 NATURAL GAS--0.7%
  11,300 Apache Corp.                                         415
  13,300 Coastal Corp.                                        779
   6,900 Columbia Gas System, Inc.                            502
  11,900 Consolidated Natural Gas Co.                         718
   2,500 Eastern Enterprises                                  101
  38,300 Enron Corp.                                        1,484
   6,100 NICOR, Inc.                                          246
   3,500 ONEOK, Inc.                                          131
  10,400 Pacific Enterprises                                  368
   4,400 Peoples Energy Corp.                                 161
  10,700 Sonat, Inc.                                          466
  19,850 Williams (The) Cos., Inc.                          1,061
                                                         --------
                                                            6,432
                                                         --------
 OFFICE EQUIPMENT--0.1%
  16,600 Ikon Office Solutions, Inc.                          505
                                                         --------
 OIL AND GAS--5.2%
   7,500 Anadarko Petroleum Corp.                             487
  22,052 Burlington Resources, Inc.                           981
  81,900 Chevron Corp.                                      6,567
 309,400 Exxon Corp.                                       18,873
   3,100 Helmerich & Payne, Inc.                              236
  41,400 Occidental Petroleum Corp.                         1,229
  13,200 Oryx Energy Co.*                                     356
  10,800 Rowan Cos., Inc.*                                    367
 268,100 Royal Dutch Petroleum Co.                         14,126
  61,900 Schlumberger Ltd.                                  5,095
  31,776 Union Pacific Resources Group, Inc.                  790
   6,700 Western Atlas, Inc.*                                 466
                                                         --------
                                                           49,573
                                                         --------
 PACKAGING AND CONTAINER PRODUCTS--0.1%
  16,000 Crown Cork & Seal Co., Inc.                          781
  17,500 Owens-Illinois, Inc.*                                593
                                                         --------
                                                            1,374
                                                         --------

 Shares  Description                             Value
--------------------------------------------------------
 PAPER PRODUCTS--1.4%
  12,900 Avery Dennison Corp.                   $    540
   6,600 Bemis Co., Inc.                             278
   7,000 Boise Cascade Co.                           236
  12,000 Champion International Corp.                643
  23,600 Fort James, Corp.                           923
  11,400 Georgia-Pacific Corp.                       973
  37,835 International Paper Co.                   1,795
   6,500 Mead Corp.                                  420
  52,000 Minnesota Mining & Manufacturing Co.      5,067
  12,404 Stone Container Corp.*                      155
   7,100 Temple-Inland, Inc.                         406
   8,700 Union Camp Corp.                            523
  12,750 Westvaco Corp.                              416
  24,900 Weyerhaeuser Co.                          1,315
                                                --------
                                                  13,690
                                                --------
 PERSONAL SERVICES--0.6%
  13,000 Block (H&R), Inc.                           533
  19,900 HFS, Inc.*                                1,366
  31,300 Hilton Hotels Corp.                         974
  15,900 Marriot International, Inc.               1,152
  31,500 Service Corp. International               1,152
  13,900 Willamette Industries, Inc.                 488
                                                --------
                                                   5,665
                                                --------
 PETROLEUM--2.7%
  11,500 Amerada Hess Corp.                          644
  61,400 Amoco Corp.                               5,526
   9,300 Ashland, Inc.                               434
  40,100 Atlantic Richfield Co.                    3,268
   6,000 Kerr-McGee Corp.                            398
  98,300 Mobil Corp.                               7,071
   5,900 Pennzoil Co.                                393
  32,900 Phillips Petroleum Co.                    1,594
   9,100 Sun Co., Inc.                               368
  66,000 Texaco, Inc.                              3,729
  30,900 Unocal Corp.                              1,230
  36,000 USX--Marathon Group                       1,233
                                                --------
                                                  25,888
                                                --------
 PRINTING AND PUBLISHING--1.3%
   9,400 American Greetings Corp.                    345
  10,300 Deluxe Corp.                                364
  18,300 Donnelley (RR) & Sons Co.                   645
  12,000 Dow Jones & Co., Inc.                       607
  35,400 Gannett Co., Inc.                         2,055
   3,800 Harland (John H.) Co.                        79
  10,900 Knight-Ridder, Inc.                         546
  12,400 McGraw Hill Cos., Inc.                      849
   6,700 Meredith Corp.                              234
  11,100 Moore Corp. Ltd.                            173
  12,000 New York Times Co., Class A                 713
  70,000 Time Warner, Inc.                         4,078
  12,000 Times Mirror Co., Class A                   713
  15,300 Tribune Co.                                 863
                                                --------
                                                  12,264
                                                --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                                 Value
------------------------------------------------------------
 PROFESSIONAL SERVICES--1.9%
   6,000 Autodesk, Inc.                             $    231
  36,600 Automatic Data Processing, Inc.               2,059
  68,325 Computer Associates International, Inc.       3,557
   9,600 Computer Sciences Corp.*                        760
  51,225 CUC International, Inc.*                      1,473
  18,900 Equifax, Inc.                                   645
  55,500 First Data Corp.                              1,571
  15,600 Interpublic Group of Cos., Inc.                 748
  43,700 Novell, Inc.*                                   404
 122,500 Oracle Corp.*                                 4,081
   9,700 Ryder System, Inc.                              352
   7,300 Safety-Kleen Corp.                              203
   3,100 Shared Medical Systems Corp.                    198
  46,100 Sun Microsystems, Inc.*                       1,660
                                                    --------
                                                      17,942
                                                    --------
 RECREATION AND LEISURE SERVICES--1.1%
  84,400 Disney (The Walt) Co.                         8,013
   8,800 Harcourt General, Inc.                          482
  12,600 Harrah's Entertainment, Inc.*                   253
   4,600 King World Productions, Inc.*                   250
  36,345 Mattel, Inc.                                  1,456
  22,400 Mirage Resorts, Inc.*                           532
                                                    --------
                                                      10,986
                                                    --------
 RESEARCH AND CONSULTING SERVICES--0.2%
  20,500 Cognizant Corp.                                 879
  21,300 Dun & Bradstreet (The) Corp.                    596
   5,700 EG&G, Inc.                                      112
                                                    --------
                                                       1,587
                                                    --------
 RETAIL--5.0%
  30,700 Albertson's, Inc.                             1,362
  34,000 American Stores Co.                             674
  18,900 Autozone, Inc.*                                 567
  13,200 Charming Shoppes, Inc.*                          65
  12,300 Circuit City Stores, Inc.                       404
  26,603 Costco Companies, Inc.*                       1,179
  21,500 CVS Corp.                                     1,427
  19,100 Darden Restaurants, Inc.                        227
  27,200 Dayton-Hudson Corp.                           1,807
  14,000 Dillard Department Stores, Inc., Class A        512
  26,200 Federated Department Stores, Inc.*            1,194
  33,500 Gap, Inc.                                     1,799
   7,500 Giant Food, Inc., Class A                       253
   4,800 Great Atlantic & Pacific Tea Co., Inc.          148
  15,875 Hasbro, Inc.                                    461
  91,250 Home Depot (The), Inc.                        5,104
  60,900 Kmart Corp.*                                    765
  31,800 Kroger Co.*                                   1,095
  34,000 Limited, Inc. (The)                             818
   4,900 Longs Drug Stores, Inc.                         143
  21,700 Lowe's Cos., Inc.                               997

 Shares  Description                         Value
----------------------------------------------------
  29,100 May Department Stores Co.          $  1,564
   4,600 Mercantile Stores Co., Inc.             297
  36,100 Nike, Inc., Class B                   1,758
   9,700 Nordstrom, Inc.                         572
  31,100 Penney (J.C.) Co., Inc.               1,998
   7,900 Pep Boys-Manny, Moe & Jack              198
   7,000 Reebok International Ltd.*              275
  15,400 Rite Aid Corp.                        1,013
  49,000 Sears, Roebuck & Co.                  2,245
   7,600 SUPERVALU , Inc.                        299
  20,400 TJX Cos., Inc.                          704
  35,700 Toys "R" Us, Inc.*                    1,218
 283,200 Wal-Mart Stores, Inc.                11,310
  61,600 Walgreen Co.                          1,983
  16,500 Wendy's International, Inc.             347
  18,600 Winn-Dixie Stores, Inc.                 752
  16,900 Woolworth Corp.*                        365
                                            --------
                                              47,899
                                            --------
 RUBBER AND PLASTICS--0.6%
   5,100 Armstrong World Industries, Inc.        352
   9,800 Cooper Tire & Rubber Co.                219
  19,500 Goodyear Tire & Rubber Co.            1,183
  73,700 Monsanto Co.                          3,220
  18,700 Rubbermaid, Inc.                        453
   7,600 Tupperware Corp.                        181
                                            --------
                                               5,608
                                            --------
 SANITARY SERVICES--0.3%
  24,700 Browning-Ferris Industries, Inc.        881
  41,100 Laidlaw, Inc.                           534
  56,680 Waste Management, Inc.                1,396
                                            --------
                                               2,811
                                            --------
 SERVICE INDUSTRY MACHINERY--0.3%
  15,866 Pall Corp.                              335
  88,300 Westinghouse Electric Corp.           2,649
                                            --------
                                               2,984
                                            --------
 STEEL PRODUCTS--0.6%
  28,400 Alcan Aluminum Ltd.                     765
  21,700 Aluminum Co. of America               1,459
  13,200 Armco, Inc.*                             70
   5,300 ASARCO, Inc.                            132
  14,100 Bethlehem Steel Corp.*                  145
  18,087 Engelhard Corp.                         322
   6,100 Inland Steel Industries, Inc.           117
  11,000 Nucor Corp.                             550
   6,700 Owens Corning                           246
   7,600 Phelps Dodge Corp.                      504
   9,200 Reynolds Metals Co.                     524
  10,700 USX--U.S. Steel Group                   335
  12,075 Worthington Industries, Inc.            219
                                            --------
                                               5,388
                                            --------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares and number of contracts)


 Shares  Description                                  Value
-------------------------------------------------------------
                       EQUITY INDEX PORTFOLIO--CONTINUED
 TEXTILES--0.0%
   9,200 Fruit of the Loom, Inc., Class A*           $    214
   4,500 Russell Corp.                                    138
   2,500 Springs Industries, Inc., Class A                126
                                                     --------
                                                          478
                                                     --------
 TRANSPORTATION PARTS AND EQUIPMENT--4.0%
  70,800 AlliedSignal, Inc.                             2,628
 125,200 Boeing Co.                                     6,651
  84,300 Chrysler Corp.                                 2,893
  13,100 Dana Corp.                                       612
   9,700 Eaton Corp.                                      916
   7,900 Echlin, Inc.                                     250
   4,500 Fleetwood Enterprises, Inc.                      161
 149,300 Ford Motor Co.                                 6,420
   7,800 General Dynamics Corp.                           676
  91,200 General Motors Corp.                           5,563
  31,200 Illinois Tool Works, Inc.                      1,710
  24,254 Lockheed Martin Corp.*                         2,366
   9,120 Navistar International Corp.*                    201
   8,300 Northrop Grumman Corp.                           936
   9,720 PACCAR, Inc.                                     535
  26,100 Rockwell International Corp.                   1,272
  20,600 Textron, Inc.                                  1,218
  15,400 TRW, Inc.                                        874
  29,400 United Technologies Corp.                      2,203
                                                     --------
                                                       38,085
                                                     --------
 TRANSPORTATION SERVICES--1.2%
  11,500 AMR Corp.*                                     1,394
  19,465 Burlington Northern Santa Fe Corp.             1,781
   4,900 Caliber Systems, Inc.                            262
  27,200 CSX Corp.                                      1,423
   9,200 Delta Air Lines, Inc.                          1,025
  14,400 Federal Express Corp.*                           966
  47,100 Norfolk Southern Corp.                         1,498
  27,450 Southwest Airlines Co.                           671
  30,900 Union Pacific Corp.                            1,854
  11,300 US Airways Group, Inc.*                          623
                                                     --------
                                                       11,497
                                                     --------
 UTILITIES--2.4%
  23,700 American Electric Power Co.                    1,175
  18,500 Baltimore Gas & Electric Co.                     568
  18,900 Carolina Power & Light Co.                       706
  26,500 Central & South West Corp.                       662
  19,710 Cinergy Corp.                                    702
  29,400 Consolidated Edison Co. of New York, Inc.      1,110
  23,200 Dominion Resources, Inc.                         902
  18,100 DTE Energy Co.                                   594
  45,043 Duke Energy Co.                                2,342
  49,600 Edison International                           1,330
  30,200 Entergy Corp.                                    785

  Shares/
 Principal
  Amount   Description                              Value
---------------------------------------------------------------------------
  28,700   FirstEnergy Corp.*                      $    775
  22,800   FPL Group, Inc.                            1,275
  15,100   GPU, Inc.                                    596
  18,100   Niagara Mohawk Power Corp.*                  173
   9,200   Northern States Power Co.                    505
  54,800   Pacific Gas & Electric Co.                 1,548
  37,000   PacifiCorp                                   863
  27,800   Peco Energy Co.                              676
  20,600   PP&L Resources, Inc.                         484
  29,000   Public Service Enterprise Group, Inc.        846
  85,600   Southern Co.                               2,054
  30,112   Texas Utilities Co.                        1,204
  27,000   Unicom Corp.                                 786
  12,800   Union Electric Co.                           510
                                                   --------
                                                     23,171
                                                   --------
 WHOLESALE--0.4%
  13,600   Cardinal Health, Inc.                      1,030
   4,700   Fleming Cos., Inc.                            78
  22,475   Genuine Parts Co.                            719
   6,200   Grainger (W.W.), Inc.                        580
   3,600   Potlatch Corp.                               175
  21,800   Sysco Corp.                                  971
                                                   --------
                                                      3,553
---------------------------------------------------------------------------
 TOTAL COMMON STOCKS
  (Cost $611,739)                                  $927,248
---------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--0.2%
           U.S. Treasury Bill #
 $ 1,455   5.260%Due 01/02/98                      $  1,433
---------------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION
  (Cost $1,433)                                    $  1,433
---------------------------------------------------------------------------
 SHORT-TERM INVESTMENT--3.0%
           Banco Central Hispanoamericano,
           Grand Cayman
 $28,932   5.750%Due 12/01/97                      $ 28,932
---------------------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $28,932)                                   $ 28,932
---------------------------------------------------------------------------
 TOTAL INVESTMENTS--100.0%
  (Cost $642,104)                                  $957,613
---------------------------------------------------------------------------
 Other assets, less liabilities--0.0%                    84
---------------------------------------------------------------------------
 NET ASSETS--100.0%                                $957,697
---------------------------------------------------------------------------
---------------------------------------------------------------------------

OPEN FUTURES CONTRACTS:

            Number of       Contract       Contract        Contract        Unrealized
 Type       Contracts        Amount        Position       Expiration          Gain
-------------------------------------------------------------------------------------
S&P 500        124          $29,401          Long          12/19/97           $201
-------------------------------------------------------------------------------------

*Non-income producing security.

# Security pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                                     Value
----------------------------------------------------------------
                            FOCUSED GROWTH PORTFOLIO
 COMMON STOCKS--95.5%
 BANKING--6.4%
  15,000 BankAmerica Corp.                              $  1,095
  19,200 Chase Manhattan Corp.                             2,086
   9,500 Citicorp                                          1,139
  50,000 MBNA Corp.                                        1,328
  38,800 State Street Corp.                                2,309
                                                        --------
                                                           7,957
                                                        --------
 COMMUNICATIONS--3.5%
  17,000 Ameritech Corp.                                   1,310
  42,900 SBC Communications, Inc.                          3,124
                                                        --------
                                                           4,434
                                                        --------
 COMPUTERS AND OFFICE MACHINES--8.5%
  23,700 Cisco Systems, Inc.*                              2,044
  15,000 Compaq Computer Corp.                               936
  20,700 Computer Sciences Corp.*                          1,639
  16,700 International Business Machines Corp.             1,830
  21,700 Microsoft Corp.                                   3,071
  33,300 Oracle Systems Corp.*                             1,109
                                                        --------
                                                          10,629
                                                        --------
 CONSUMER PRODUCTS--5.7%
  10,300 Gillette Co.                                        951
  43,000 Newell Co.                                        1,755
  60,000 Philip Morris Cos., Inc.                          2,610
  23,400 Procter & Gamble Co.                              1,786
                                                        --------
                                                           7,102
                                                        --------
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--9.4%
  20,000 Emerson Electric Co.                              1,100
  62,700 General Electric Co.                              4,624
  27,000 Intel Corp.                                       2,096
  20,000 Linear Technology Corp.                           1,288
  14,000 Motorola, Inc.                                      880
  48,500 Selectron Corp.*                                  1,767
                                                        --------
                                                          11,755
                                                        --------
 FINANCIAL--1.9%
  61,200 Charles Schwab (The) Corp.                        2,360
                                                        --------
 FOOD AND BEVERAGES--3.9%
  46,100 Coca-Cola (The) Co.                               2,881
  52,900 PepsiCo, Inc.                                     1,951
                                                        --------
                                                           4,832
                                                        --------
 HEALTH SERVICES--8.9%
  27,000 Cardinal Health, Inc.                             2,045
  23,500 Guidant Corp.                                     1,510
  97,500 Health Management Associates, Inc., Class A*      2,389
  75,000 HEALTHSOUTH Corp.*                                1,969
  55,000 Medtronic, Inc.                                   2,626
  20,000 Omnicare, Inc.                                      578
                                                        --------
                                                          11,117
                                                        --------

 Shares  Description                           Value
------------------------------------------------------
 INDUSTRIAL INSTRUMENTS--1.6%
  32,800 Hewlett-Packard Co.                  $  2,003
                                              --------
 INSURANCE SERVICES--4.5%
  25,950 American International Group, Inc.      2,616
  25,000 MBIA, Inc.                              1,572
  25,000 MGIC Investment Corp.                   1,461
                                              --------
                                                 5,649
                                              --------
 MORTGAGE AGENCIES--2.9%
  46,400 Fannie Mae                              2,451
  30,000 Freddie Mac                             1,238
                                              --------
                                                 3,689
                                              --------
 OIL AND GAS--5.8%
  19,000 Chevron Corp.                           1,523
  41,000 Exxon Corp.                             2,501
  20,000 Mobil Corp.                             1,439
  34,400 Royal Dutch Petroleum Co.               1,812
                                              --------
                                                 7,275
                                              --------
 OIL FIELD MACHINERY AND EQUIPMENT--2.7%
  20,000 Dril-Quip, Inc.*                          599
  20,000 Halliburton Co.                         1,079
  20,400 Schlumberger Ltd. ADR                   1,679
                                              --------
                                                 3,357
                                              --------
 PHARMACEUTICALS--8.4%
  24,400 Abbott Laboratories                     1,586
  19,500 Bristol Myers Squibb Co.                1,825
  20,200 Lilly (Eli) & Co.                       1,274
  40,000 Pfizer, Inc.                            2,910
  25,200 Schering-Plough Corp.                   1,580
  10,000 Warner-Lambert Co.                      1,399
                                              --------
                                                10,574
                                              --------
 PROFESSIONAL SERVICES--5.1%
  65,000 AccuStaff, Inc.*                        1,921
  34,200 Cintas Corp.                            1,330
  40,000 Paychex, Inc.                           1,640
  45,000 Snyder Communications, Inc.             1,527
                                              --------
                                                 6,418
                                              --------
 RECREATION AND LEISURE SERVICES--2.6%
  37,300 Carnival Corp., Class A                 2,016
  13,000 Disney (The Walt) Co.                   1,234
                                              --------
                                                 3,250
                                              --------
 RETAIL--11.1%
  47,000 Consolidated Stores Corp.*              2,285
  20,000 Fastenal Co.                            1,060
  44,000 Home Depot (The) Inc.                   2,461
  19,700 Kohls Corp.*                            1,426
  70,000 Staples, Inc.*                          1,973
  30,000 Starbucks Corp.*                        1,046

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares and number of contracts)

  Shares/
 Principal
  Amount   Description                                              Value
----------------------------------------------------------------------------
                      FOCUSED GROWTH PORTFOLIO--CONTINUED
  70,000   Wal-Mart Stores, Inc.                                   $  2,796
  28,000   Walgreen Co.                                                 901
                                                                   --------
                                                                     13,948
                                                                   --------
 TELECOMMUNICATIONS EQUIPMENT--2.6%
  21,700   Lucent Technologies, Inc.                                  1,739
  30,000   Tellabs, Inc.*                                             1,560
                                                                   --------
                                                                      3,299
----------------------------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $95,750)                                $119,648
----------------------------------------------------------------------------
 OTHER INVESTMENTS--2.4%
  12,500   Standard & Poor's 500 Depository Receipt
           Unit Trust, Series 1                                    $  1,195
  30,000   Standard & Poor's 400 Mid-Cap Depository Receipt Unit
           Trust, Series 1                                            1,892
----------------------------------------------------------------------------
 TOTAL OTHER INVESTMENTS (Cost $2,956)                             $  3,087
----------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--0.1%
           U.S. Treasury Bill #
     $85   4.930%Due 01/02/98                                      $     85
----------------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION
  (Cost $85)                                                       $     85
----------------------------------------------------------------------------
 SHORT-TERM INVESTMENT--2.3%
           Banco Central Hispanoamericano,
           Grand Cayman
  $2,896   5.750%Due 12/01/97                                      $  2,896
----------------------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $2,896)                         $  2,896
----------------------------------------------------------------------------
 TOTAL INVESTMENTS--100.3%
  (Cost $101,687)                                                  $125,716
----------------------------------------------------------------------------
 Liabilities, less other assets--(0.3)%                                (383)
----------------------------------------------------------------------------
 NET ASSETS--100.0%                                                $125,333
----------------------------------------------------------------------------
----------------------------------------------------------------------------

OPEN FUTURES CONTRACTS:

               Number of       Contract       Contract        Contract        Unrealized
Type           Contracts        Amount        Position       Expiration          Loss
----------------------------------------------------------------------------------------
S&P MIDCAP        14            $2,294          Long          12/19/97           $47
----------------------------------------------------------------------------------------

*Non-income producing security.

# Security pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                            Value
----------------------------------------------------------
                      INTERNATIONAL EQUITY INDEX PORTFOLIO
 COMMON STOCKS--82.3%
 AUSTRALIA--1.9%
    500 Aberfoyle Ltd.                        $     1
  3,000 Amcor Ltd.                                 13
  1,300 Ashton Mining Ltd.                          1
  1,400 Australian Gas Light Co. Ltd.               9
  3,700 Australian National Industries Ltd.         3
  5,399 Boral Ltd.                                 14
  1,000 Brambles Industries Ltd.                   19
  9,400 Broken Hill Proprietary Co. Ltd.           86
  2,500 Burns Philp & Co. Ltd.                      1
  3,966 Coca-Cola Amatil Ltd.                      30
  5,485 Coles Myer Ltd.                            27
  1,500 CRA Ltd.                                   17
  3,400 Crown Ltd.                                  2
  4,700 CSR Ltd.                                   16
  1,800 David Jones Ltd.                            2
  1,000 Delta Gold NL                               1
  1,400 Email Ltd.                                  3
    607 Faulding (F.H.) & Co. Ltd.                  3
  9,200 Foster's Brewing Group Ltd.                17
  2,237 Futuris Corp. Ltd.                          2
  5,400 General Property Trust Units               10
  2,981 Gio Australia Holdings Ltd.                 7
  5,996 Goodman Fielder Ltd.                        9
  1,218 Great Central Mines Ltd.                    1
  1,900 Hardie (James) Industries Ltd.              5
  1,300 Ici Australia Ltd.                          9
  1,200 Leighton Holdings Ltd.                      5
  1,150 Lend Lease Corp. Ltd.                      24
  7,767 M.I.M. Holdings Ltd.                        6
    900 Metal Manufactures Ltd.                     1
  6,900 National Australia Bank                    91
  1,100 Newcrest Mining Ltd.                        1
  9,400 News Corp. Ltd.                            50
  7,739 Normandy Mining Ltd.                        7
  3,400 North Ltd.                                  9
  4,800 Pacific Dunlop Ltd.                        10
  4,200 Pioneer International Ltd.                 11
    900 Plutonic Resources Ltd.                     1
  1,781 QBE Insurance Group Ltd.                    8
  3,100 QCT Resources Ltd.                          2
    900 Resolute Ltd.                               1
  1,000 RGC Ltd.                                    1
    500 Rothmans Holdings Ltd.                      3
  2,800 Santos Ltd.                                12
  1,900 Schroders Property Fund                     2
    900 Smith (Howard) Ltd.                         7
    400 Sons of Gwalia Ltd.                         1
  2,953 Southcorp Holdings Ltd.                     9
  1,500 Stockland Trust Group                       4
  1,400 TABCORP Holdings Ltd.                       7
  5,500 Westfield Trust                            11

 Shares Description                                              Value
-----------------------------------------------------------------------
  8,300 Westpac Banking Corp. Ltd.                              $    52
  5,363 WMC Ltd.                                                     17
                                                                -------
                                                                    661
                                                                -------
 AUSTRIA--0.3%
     11 Austria Mikro Systeme International A.G.                      1
    122 Austrian Airlines Osterreichische Luftverkehrs  A.G.*         3
    270 Bank Austria A.G.                                            13
     33 Bank Austria A.G. (Partial Certificates)                      1
     16 Bau Holdings A.G.                                             1
     52 Bohler-Uddeholm A.G.                                          3
      8 BWT A.G.                                                      1
    136 Creditanstalt-Bankverein                                      7
     32 EA-Generali A.G.                                              8
    101 Flughafen Wien A.G.                                           4
     18 Lenzing                                                       1
     52 Mayr-Melnhof Karton A.G.                                      3
     38 Oesterreichische Brau-Beteiligungs A.G.                       2
    146 Oesterreichische Elektrizitaetswirtschafts A.G.              11
    127 OMV A.G.                                                     17
     66 Radex-Heraklith Industriebeteiligungs A.G.                    2
     48 Steyr-Daimler-Puch A.G.                                       1
     24 Universale-Bau A.G.                                           1
     71 VA Technologies A.G.                                         10
     41 Wienerberger Baustoffindustrie A.G.                           8
                                                                -------
                                                                     98
                                                                -------
 BELGIUM--1.0%
    100 Algemene Maatschappij voor Nijverheidskredit  N.V.            4
     50 Barco Industries                                             10
      6 Bekaert N.V.                                                  4
     40 CBR Cementbedrisven                                           4
    180 Delhaize-Le Lion                                              9
    300 Electrabel S.A.                                              67
    200 Fortis A.G.                                                  40
    100 Generale de Banque S.A.                                      41
    100 Gevaert N.V.                                                  4
    100 Gevaert N.V. Warrants*                                        0
    100 Groupe Bruxelles Lambert S.A.                                15
     56 Kredietbank N.V.                                             23
    120 Petrofina S.A.                                               46
     63 Royale Belge                                                 17
    500 Solvay S.A.                                                  30
    375 Tractebel                                                    32
    100 Union Miniere Group                                           7
                                                                -------
                                                                    353
                                                                -------
 DENMARK--0.9%
     12 Aarhus Oliefabrik A/S, Class A                                1
     12 Aarhus Oliefabrik A/S, Class B, Limited Voting                1
     20 Aktieselskabet Korn-OG Foderstof Kompagniet  A/S              1
     54 Bang & Olufsen Holdings A/S                                   3

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                   Value
---------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 DENMARK--Continued
    176 Carlsberg A/S, Class A                       $    10
    101 Carlsberg A/S, Class B                             6
      2 D/S 1912, Class B                                 80
    275 Danisco A/S                                       15
    300 Den Danske Bank                                   36
     85 Det Ostasiatiske Kompagni A/S*                     1
    160 FLS Industries A/S, Class B                        4
    105 GN Store Nord A/S                                  2
    124 International Service System A/S, Class B*         4
      6 J. Lauritzen Holding A/S                           1
     29 NKT Holding A/S                                    3
    340 Novo-Nordisk A/S, Class B                         42
     45 Radiometer A/S, Class B                            2
    154 SAS Danmark A/S                                    2
     25 Sophus Berendsen A/S, Class A                      4
     97 Sophus Berendsen A/S, Class B                     15
    589 Tele Danmark A/S                                  35
    254 Unidanmark A/S, Class A                           18
                                                     -------
                                                         286
                                                     -------
 FINLAND--0.6%
    500 Kemira Oy                                          5
    500 Kesko                                              7
  3,000 Merita Ltd., Class A                              15
    100 Metra Oy, Class A                                  3
    200 Metra Oy, Class B                                  5
    800 Nokia AB, Class A                                 64
    500 Nokia AB, Class K                                 40
    500 Outokumpu Oy, Class A                              7
    200 Pohjola Insurance Group, Class A                   7
    100 Pohjola Insurance Group, Class B                   4
     16 Rauma Group                                        0
    400 Sampo Insurance Co. Ltd., Class A                 13
  1,300 Upm-Kymmene Corp.                                 28
                                                     -------
                                                         198
                                                     -------
 FRANCE--7.0%
    200 Accor S.A.*                                       38
    950 Alcatel Alsthom S.A.                             119
  1,850 AXA-UAP                                          134
  1,200 Banque Nationale de Paris                         59
     10 Bongrain S.A.                                      4
    125 Bouygues                                          13
    210 Canal Plus                                        37
    220 Carrefour S.A.                                   118
    350 Casino Guichard-Perrachon S.A.                    19
     50 Chargeurs S.A.                                     3
    750 Cie Generale des Eaux                             99
    300 Cie Generale des Eaux Warrants*                    0
     50 Club Mediterranee                                  4
    175 Compagnie Bancaire S.A.                           26
    507 Compagnie de Saint Gobain                         69
    675 Compagnie Financiere de Paribas                   49

 Shares Description                              Value
-------------------------------------------------------
     50 Compagnie Generale de Geophysique S.A.   $    5
     50 Compagnie Parisienne de Reescompte            4
     30 Comptoirs Modernes                           15
     50 Credit National/Natexis                       3
    600 CSF                                          17
    400 Danone                                       64
     50 Dollfus-Mieg & Cie S.A.                       1
  1,400 Elf Aquitaine S.A.                          163
    150 Eridania Beghin-Say S.A.                     23
     50 Essilor International                        14
     25 Eurafrance S.A.                              10
     10 Europe 1 Communication                        2
     50 Groupe GTM                                    3
    450 Havas S.A.                                   29
    100 Imetal S.A.                                  12
    400 L'Air Liquide                                63
    390 L'OREAL                                     149
    500 Lafarage S.A.                                33
    650 Lagardere S.C.A.                             19
    160 Legrand S.A.                                 31
    500 LVMH Moet Hennessy Louis Vuitton             86
    942 Lyonnaise des Eaux S.A.                     101
    780 Michelin, Class B                            42
    150 Moulinex                                      4
    100 Nord-Est S.A.                                 2
     40 Pathe                                         8
    350 Pernod-Ricard                                18
    300 Peugeot Citroen                              34
    125 Pinault Printemps-Redoute S.A.               64
    100 Primagaz Cie                                  8
    110 Promodes                                     40
  2,050 Rhone-Poulenc, Class A                       92
     20 Sagem S.A.                                    9
    100 Salomon                                       9
    500 Sanofi S.A.                                  50
    750 Schneider S.A.                               40
    100 SEFIMEG                                       5
    250 SEITA                                         9
    150 Sidel S.A.                                    9
     75 Simco S.A.                                    5
     50 Skis Rossignol S.A.                           1
    300 Societe BIC S.A.                             21
    550 Societe Generale                             72
    100 Societe Technip                              10
     50 Sodexho Alliance S.A.                        27
    100 Sommer-Allibert                               3
  1,250 Total S.A., Class B                         131
     50 Union du Credit-Bail Immobilier               5
     50 Union Immobiliere de France                   3
  1,200 Usinor Sacilor                               19
    350 Valeo S.A.                                   23
     80 Worms et Compagnie                            6
                                                 ------
                                                  2,407
                                                 ------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                        Value
-----------------------------------------------------------------
 GERMANY--7.3%
    250 Adidas A.G.                                       $    35
  1,060 Allianz A.G.                                          251
     50 AMB Aachener & Muenchener Beteiligungs- A.G.           51
  2,750 BASF A.G.                                              97
  3,250 Bayer A.G.                                            120
  1,350 Bayer Hypotheken-und Wechsel-Bank A.G.                 59
  1,500 Bayerische Vereinsbank A.G.                            89
    350 Beiersdorf A.G.                                        15
     50 CKAG Colonia Konzern A.G.                               4
    350 Continental A.G.                                        9
  2,300 Daimler-Benz A.G.                                     163
    150 Degussa A.G.                                            7
  2,400 Deutsche Bank A.G.                                    154
  1,450 Deutsche Lufthansa A.G.                                28
  9,700 Deutsche Telekom A.G.                                 197
    200 Deutz A.G.*                                             1
    100 Douglas Holdings A.G.                                   4
  2,150 Dresdner Bank A.G.                                     83
     50 FAG Kugelfischer Georg Schaefer A.G.                    1
    220 Heidelbergerzement A.G.                                17
    250 Hochtief A.G.                                          10
     40 Karstadt A.G.                                          14
     40 Linde A.G.                                             25
    100 Man A.G.                                               30
    195 Mannesmann A.G.                                        91
    750 Merck KGaA                                             27
  1,010 Metro A.G.                                             46
    500 Muenchener Ruckversicherungs-Gesellschaft  A.G.       156
     55 Preussag A.G.                                          16
  1,550 RWE A.G.                                               76
    300 SAP A.G.                                               87
    300 Schering A.G.                                          29
    100 SGL Carbon A.G.                                        13
  2,000 Siemens A.G.                                          153
    120 Thyssen A.G.                                           29
  2,300 VEBA A.G.                                             137
    150 Viag A.G.                                              76
    160 Volkswagen A.G.                                        91
                                                          -------
                                                            2,491
                                                          -------
 HONG KONG--2.2%
  4,000 Applied International Holdings-Rights*                  0
 10,000 Applied International Holdings*                         1
  8,200 Bank of East Asia Ltd.                                 17
 21,000 Cathay Pacific Airways                                 18
 14,000 Cheung Kong Holdings Ltd.                              99
 15,500 China Light & Power Co. Ltd.                           78
 12,000 Chinese Estates Holdings                                6
  2,000 Dickson Concepts International Ltd                      4
  5,000 Elec & Eltek International Holdings Ltd.                2
  4,000 Giordano International Ltd.                             1

 Shares Description                               Value
--------------------------------------------------------
  8,000 Hang Lung Development Co.                $    12
  8,000 Hang Seng Bank Ltd.                           70
  4,000 Hong Kong & Shanghai Hotels Ltd.               4
 15,200 Hong Kong China Gas Co. Ltd.                  27
 50,400 Hong Kong Telecommunications Ltd.             96
 16,000 Hopewell Holdings Ltd.                         4
 17,000 Hutchinson Whampoa Ltd.                      113
  4,000 Hysan Development Co. Ltd.                     8
  2,400 Johnson Electric Holdings Ltd.                 6
  1,000 Kumagai Gum Ltd.                               1
  2,000 Miramar Hotel & Investment Ltd.                3
  6,000 New World Development Co. Ltd.                22
  4,000 Oriental Press Group                           1
  2,000 Peregrine Investments Holdings Ltd.            2
  2,000 Playmates Toys Holdings                        1
 14,400 Regal Hotels International                     2
  5,000 Shangri-La Asia Ltd.                           4
  4,000 Shun Tak Holdings Ltd.                         1
  4,000 Sino Land Co.                                  2
  6,000 South China Morning Post Holdings Ltd.         5
  2,000 Stelux Holdings                                1
 10,000 Sun Hung Kai Properties Ltd.                  76
  7,000 Swire Pacific Ltd.                            35
  2,000 Tai Cheung Holdings Ltd.                       1
  2,000 Television Broadcasts Ltd.                     5
  9,000 Wharf Holdings Ltd.                           18
  1,000 Wing Lung Bank                                 4
                                                 -------
                                                     750
                                                 -------
 IRELAND--0.4%
  4,223 Allied Irish Banks PLC                        37
    217 Crean (James) PLC                              1
  1,906 CRH PLC                                       23
  1,470 Fyffes PLC                                     2
    933 Greencore Group PLC                            4
  1,238 Independent Newspapers PLC                     7
  1,574 Irish Life PLC                                 8
    821 Kerry Group PLC                                9
  5,420 Smurfit (Jefferson) Group PLC                 16
  3,621 Waterford Wedgewood PLC                        4
  1,093 Woodchester Investments PLC                    4
                                                 -------
                                                     115
                                                 -------
 ITALY--3.3%
  5,000 Assicurazioni Generali                       112
  9,000 Banca Commerciale Italiana                    26
  3,000 Banco Ambrosiano S.p.A.                       10
  1,000 Banco Ambrosiano Veneto S.p.A.                 2
  3,000 Banco Ambrosiano Veneto S.p.A.-Rights*        11
  1,000 Banco Ambrosiano Veneto S.p.A.-Rights*         1
  3,000 Banco Ambrosiano Veneto S.p.A.-Rights*         2
  1,000 Banco Ambrosiano Veneto S.p.A.-Rights*         0
  1,000 Banco Popolare di Milano                       5
  1,000 Benetton Group S.p.A.                         15
  1,000 Bulgari S.p.A.                                 5

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                 Value
---------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 ITALY--Continued
  1,000 Burgo (Cartiere) S.p.A.                    $     6
  1,000 Cementir S.p.A.                                  2
 11,000 Credito Italiano                                30
  3,000 Edison S.p.A.                                   16
 41,000 ENI S.p.A.                                     239
  1,000 Falck Acciaierie & Ferriere Lombarde             4
 18,400 Fiat S.p.A.                                     53
  4,300 Fiat-RNC S.p.A.                                  7
  2,000 Impregilo S.p.A.                                 1
  4,000 Istituto Bancario San Paolo di Torino           33
  3,000 Istituto Mobiliare Italiano S.p.A.              31
 20,000 Istituto Nationale Assicurazioni                35
  1,000 Italcementi S.p.A.                               6
  4,000 Italgas S.p.A.                                  15
  1,000 La Rinascente S.p.A.                             8
  2,000 Magneti Marelli                                  3
  6,000 Mediaset S.p.A.*                                30
  2,000 Mediobanca S.p.A.*                              14
  1,000 Mondadori (Arnoldo) Editore S.p.A.               8
  3,000 Montedison S.p.A.                                2
 26,000 Montedison-RNC S.p.A.                           21
 11,240 Olivetti Group*                                  6
  8,000 Parmalat Finanziaria S.p.A.                     12
  8,000 Pirelli S.p.A.                                  20
  2,000 Riunione Adriatica di Sicurta S.p.A.            19
  1,000 Riunione Adriatica di Sicurta-RNC S.p.A.         6
  1,000 Sirti S.p.A.                                     6
  3,000 Snia BPD S.p.A.                                  3
  1,000 Societa Assicuratrice Industriale S.p.A.        10
 34,000 Telecom Italia Mobile S.p.A.                   138
  8,000 Telecom Italia Mobile-RNC S.p.A.                17
 19,111 Telecom Italia S.p.A.                          119
  4,488 Telecom Italia-RNC S.p.A.                       18
                                                   -------
                                                     1,127
                                                   -------
 JAPAN--21.2%
  2,000 77 Bank                                         16
  1,000 Acom Co. Ltd.                                   54
  3,000 Ajinomoto Co.                                   27
  1,000 Alps Electric Co. Ltd.                          11
  2,000 Amada Co. Ltd.                                  10
  2,000 Aoki Corp.*                                      0
    300 Arabian Oil Co.                                  6
 10,000 Asahi Bank Ltd.                                 42
  3,000 Asahi Breweries Ltd.                            42
  8,000 Asahi Chemical Industry Co. Ltd.                34
  6,000 Asahi Glass Co. Ltd.                            38
  3,000 Ashikaga Bank Ltd.                               4
    200 Autobacs Seven Co. Ltd.                          7
 25,000 Bank of Tokyo-Mitsubishi Ltd.                  362
  5,000 Bank of Yokohama Ltd.                           16
  4,000 Bridgestone Corp.                               87
  1,000 Brother Industries Ltd.                          2

 Shares Description                            Value
-----------------------------------------------------
  5,000 Canon, Inc.                           $   121
  1,000 Casio Computer Co. Ltd.                     8
  4,000 Chiba Bank Ltd.                            16
  2,000 Chichibu Onoda Cement Corp.                 5
  1,000 Chiyoda Corp.*                              2
  1,000 Chugai Pharmaceutical Co. Ltd.              6
  2,000 Citizen Watch Co. Ltd.                     13
  3,000 Cosmo Oil Co. Ltd.                          6
    400 CSK Corp.                                  12
  4,000 Dai Nippon Ink & Chemicals, Inc.           14
  4,000 Dai Nippon Printing Co. Ltd.               79
  1,000 Dai Nippon Screen MFG Co. Ltd.              6
  2,000 Daicel Chemical Industry Ltd.               4
  2,000 Daido Steel Co. Ltd.                        3
  4,000 Daiei, Inc.                                17
  1,000 Daifuku Co. Ltd.                            6
  1,000 Daiichi Pharmaceutical                     12
  1,000 Daikin Industries Ltd.                      5
  1,000 Daikyo, Inc.                                1
  1,000 Daimaru, Inc.                               3
    800 Daito Trust Construction Co.                5
  3,000 Daiwa House Industry Co. Ltd.              24
  7,000 Daiwa Securities Co. Ltd.                  24
  2,000 Denki Kagaku Kogyo Kabushiki Kaisha         4
  4,000 Denso Corp.                                73
     22 East Japan Railway Co.                    100
  1,000 Ebara Corp.                                11
  1,000 Eisai Co. Ltd.                             15
  1,000 Ezaki Glico Co. Ltd.                        7
  1,100 Fanuc                                      41
 15,000 Fuji Bank Ltd.                             81
  3,000 Fuji Photo Film Co.                       108
  2,000 Fujikura Ltd.                              14
  3,000 Fujita Corp.                                1
  1,000 Fujita Kanko, Inc.                         11
  9,000 Fujitsu Ltd.                              101
  3,000 Furukawa Electric Co. Ltd.                 15
  2,000 Gunma Bank                                 15
  1,000 Gunze Ltd.                                  2
  4,000 Hankyu Corp.                               19
  1,000 Hankyu Department Stores, Inc.              7
  2,000 Haseko                                      1
  2,000 Hazama Corp.                                1
  1,000 Higo Bank                                   6
 18,000 Hitachi Ltd.                              128
  5,000 Hitachi Zosen Corp.                        10
  3,000 Hokuriku Bank                               5
  5,000 Honda Motor Co. Ltd.                      181
  1,000 House Foods Corp.                          13
  1,000 Hoya Corp.                                 31
  1,000 Inax                                        4
 12,000 Industrial Bank of Japan                  107
  1,000 Isetan                                      6
  2,000 Ishihara Sangyo Kaisha                      3
  2,000 Ito-Yokado Co.                             90

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                 Value
----------------------------------------------------------
  7,000 Itochu Corp.                               $    18
  1,000 Itoham Foods                                     4
  1,000 Iwataini International Corp.                     2
  1,000 Jaccs Co. Ltd.                                   6
  8,000 Japan Airlines*                                 25
  5,000 Japan Energy Corp.                               7
  1,000 Japan Metals & Chemicals                         1
  2,000 Japan Steel Works*                               2
  1,000 JGC Corp.                                        2
  4,000 Joyo Bank                                       16
  2,000 JUSCO Co.                                       34
  4,000 Kajima Corp.                                    13
  1,000 Kamigumi Co. Ltd.                                4
  1,000 Kandenko Co. Ltd.                                6
  2,000 Kanebo Ltd.                                      2
  2,000 Kaneka Corp.                                    11
  4,600 Kansai Electric Power Co., Inc.                 78
  1,000 Kansai Paint                                     3
  3,000 Kao Corp.                                       40
  6,000 Kawasaki Heavy Industries Ltd.                  15
  2,000 Kawasaki Kisen Kaisha Ltd.                       3
 14,000 Kawasaki Steel Corp.                            23
  2,000 Keihin Electric Express Railway Co. Ltd.         8
  1,000 Kikkoman Corp.                                   6
  1,000 Kinden Corp.                                    11
  7,000 Kinki Nippon Railway                            39
  5,000 Kirin Brewery Co. Ltd.                          39
  5,000 Komatsu Ltd.                                    30
    200 Konami Co. Ltd.                                  5
  2,000 Konica Corp.                                    11
  1,000 Koyo Seiko Co.                                   6
  1,000 Kuarabo Industries                               1
  6,000 Kubota Corp.                                    21
  3,000 Kumagai Gumi Co. Ltd.                            2
  2,000 Kuraray Co. Ltd.                                17
  1,000 Kureha Chemical Industry                         2
  1,000 Kyocera Corp.                                   48
  2,000 Kyowa Hakko Kogyo                               10
  1,000 Lion Corp.                                       3
  6,000 Marubeni Corp.                                  15
  1,000 Maruha Corp.                                     1
  2,000 Marui Co. Ltd.                                  31
  9,000 Matsushita Electric Industrial Co. Ltd.        140
  1,000 Meiji Milk Products Co. Ltd.                     3
  2,000 Meiji Seika                                      8
  2,000 Minebea Co. Ltd.                                22
  9,000 Mitsubishi Chemical Corp.                       18
  7,000 Mitsubishi Corp.                                55
  9,000 Mitsubishi Electric Corp.                       25
  5,000 Mitsubishi Estate Co. Ltd.                      58
  2,000 Mitsubishi Gas Chemical Go.                      5
 15,000 Mitsubishi Heavy Industries Ltd.                59
  5,000 Mitsubishi Materials Corp.                      11
  2,000 Mitsubishi Oil Co. Ltd.                          4
  2,000 Mitsubishi Paper Mills                           4

 Shares Description                                   Value
------------------------------------------------------------
  3,000 Mitsubishi Rayon Co.                         $     9
  5,000 Mitsubishi Trust & Banking Corp.                  67
  7,000 Mitsui & Co.                                      49
  1,800 Mitsui Chemicals, Inc.                             5
  3,000 Mitsui Engineering & Shipbuilding Co. Ltd.         3
  3,000 Mitsui Fudosan Co. Ltd.                           32
  3,000 Mitsui Marine & Fire Insurance Co. Ltd.           15
  2,000 Mitsui Mining & Smelting                           8
  5,000 Mitsui O.S.K. Lines Ltd.*                          8
  5,000 Mitsui Trust & Banking Co. Ltd.                    8
  2,000 Mitsukoshi Ltd.                                    6
  1,000 Murata Manufacturing Co. Ltd.                     30
  1,000 Mycal Corp.                                        8
  3,000 Nagoya Railroad Co. Ltd.                          11
  2,000 Nankai Electric Railway                            9
  7,000 NEC Corp.                                         74
  2,000 NGK Insulators Ltd.                               19
  1,000 NGK Spark Plug Co.                                 7
  2,000 Nichido Fire & Marine Insurance                   11
  1,000 Nichirei Corp.                                     3
  2,000 Nihon Cement Co. Ltd.                              6
  2,000 Niigata Engineering Co. Ltd.*                      1
  2,000 Nikon Corp.                                       22
  5,000 Nippon Express Co. Ltd.                           26
  2,000 Nippon Fire & Marine Insurance                     6
  2,000 Nippon Light Metal Co.                             4
  1,000 Nippon Meat Packers, Inc.                         13
  5,000 Nippon Oil Co. Ltd.                               18
  4,000 Nippon Paper Industries Co.                       20
  2,000 Nippon Sheet Glass Co. Ltd.                        4
  1,000 Nippon Shinpan Co.                                 1
  1,000 Nippon Shokubai K.K. Co.                           5
 31,000 Nippon Steel Corp.                                57
  1,000 Nippon Suisan Kaisha Ltd.*                         1
     63 Nippon Telegraph & Telephone Corp.               518
  5,000 Nippon Yusen Kabushiki Kaisha                     15
  1,000 Nishimatsu Construction                            4
 11,000 Nissan Motor Co. Ltd.                             48
  1,000 Nisshinbo Industries, Inc.                         6
 15,000 NKK Corp.                                         15
  1,000 NOF Corp.                                          2
  8,000 Nomura Securities Co. Ltd.                        99
  2,000 NSK Ltd.                                           8
  2,000 NTN Corp.                                          7
  3,000 Obayashi Corp.                                    14
  3,000 Odakyu Electric Railway                           14
  5,000 Oji Paper Co. Ltd.                                21
  1,000 Okumura Corp.                                      3
  1,000 Olympus Optical Co. Ltd.                           7
  1,000 Omron Corp.                                       17
  1,000 Onward Kasiyama Co. Ltd.                          14
  2,000 Orient Corp.                                       4
 11,000 Osaka Gas Co. Ltd.                                25
    200 Oyo Corp.                                          4
  2,000 Penta-Ocean Construction                           3

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                         Value
---------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 JAPAN--Continued
  1,000 Renown, Inc.*                      $     1
  1,000 Rohm Co. Ltd.                           99
 15,000 Sakura Bank Ltd.                        52
  1,000 Sankyo Aluminium Industry Co.            1
  2,000 Sankyo Co. Ltd.                         64
  1,000 Sanwa Shutter Corp.                      6
  8,000 Sanyo Electric Co.                      23
  2,000 Sapporo Breweries Ltd.                  11
  1,000 Sato Kogyo                               1
    500 Sega Enterprises                        11
  1,000 Seiyu Ltd.                               4
  2,000 Sekisui Chemical Co. Ltd.               15
  3,000 Sekisui House Ltd.                      22
  5,000 Sharp Corp.                             34
  3,000 Shimizu Corp.                           10
  2,000 Shin-Etsu Chemical Co. Ltd.             48
  2,000 Shionogi & Co.                          11
  2,000 Shiseido Co. Ltd.                       27
  3,000 Shizuoka Bank                           28
  5,000 Showa Denko K.K.                         7
  2,000 Snow Brand Milk Products                 5
  1,900 Sony Corp.                             162
 17,000 Sumitomo Bank Ltd.                     216
  7,000 Sumitomo Chemicals Co.                  23
  5,000 Sumitomo Corp.                          32
  3,000 Sumitomo Electric Industries            40
  1,000 Sumitomo Forestry Co. Ltd.               7
  3,000 Sumitomo Heavy Industries Ltd.           9
  3,000 Sumitomo Marine & Fire Insurance        15
 14,000 Sumitomo Metal Industries               29
  2,000 Sumitomo Metal Mining Co.                8
  2,000 Sumitomo Osaka Cement Co. Ltd.           4
  5,000 Taisei Corp.                            12
  2,000 Taisho Pharmaceutical Co.               50
  1,000 Takara Shuzo                             4
  1,000 Takashimaya Co. Ltd.                     8
  4,000 Takeda Chemical Industries             117
  4,000 Teijin Ltd.                             11
  1,000 Teikoku Oil Co. Ltd.                     3
  1,000 Toa Corp.                                2
  4,000 Tobu Railway Co.                        14
    200 Toho Co.                                22
  2,400 Tohoku Electric Power                   36
  9,000 Tokai Bank                              48
  7,000 Tokio Marine & Fire Insurance           66
  6,100 Tokyo Electric Power Co.               110
  1,000 Tokyo Electron Ltd.                     38
 12,000 Tokyo Gas Co. Ltd.                      29
    700 Tokyo Steel Manufacturing                4
  1,000 Tokyo Tatemono Co. Ltd.                  3
  1,000 Tokyotokeiba                             2
  5,000 Tokyu Corp.                             21
  3,000 Toppan Printing Co. Ltd.                41

 Shares Description                           Value
----------------------------------------------------
  6,000 Toray Industries, Inc.               $    27
  3,000 Tosoh Corp.                                6
  1,000 Tostem Corp.                              11
  2,000 Toto Ltd.                                 18
  1,000 Toyo Engineering Corp.                     1
  1,000 Toyo Seikan Kaisha                        17
  3,000 Toyobo Ltd.                                5
  1,000 Toyoda Automatic Loom Works               19
 19,000 Toyota Motor Corp.                       548
  1,000 Tsubakimoto Chain                          5
  3,000 Ube Industries Ltd.                        5
  2,000 Unitika Ltd.*                              1
  1,000 Yamaguchi Bank                            13
  1,000 Yamaha Corp.                              14
  5,000 Yamaichi Securities Co. Ltd.               0
  2,000 Yamanouchi Pharmaceutical Co. Ltd.        49
  2,000 Yamato Transport Co. Ltd.                 25
  1,000 Yamazaki Baking Co. Ltd.                  12
  5,000 Yasuda Trust & Banking                     4
  1,000 Yokogawa Electric                          7
                                             -------
                                               7,261
                                             -------
 MALAYSIA--0.8%
  1,000 Aluminium Co. of Malaysia Berhad           0
  2,000 AMMB Holdings Berhad                       2
  6,000 Amsteel Corp. Berhad                       2
  1,000 Antah Holdings Berhad                      0
  1,000 Aokam Perdana Berhad*                      0
  4,000 Berjaya Group Berhad                       1
  3,000 Berjaya Leisure Berhad                     2
  4,000 Commerce Asset Holdings Berhad             2
  7,000 DCB Holdings Berhad                        4
  2,000 Edaran Otomobil Nasional Berhad            5
  3,000 Ekran Berhad                               2
  5,000 Golden Hope Plantations Berhad             6
  1,000 Golden Plus Holdings Berhad                0
  2,000 Guinness Anchor Berhad                     2
  3,000 Highlands & Lowlands Berhad                3
  1,000 Hong Leong Industries Berhad               1
  3,000 Hong Leong Properties Berhad               1
  2,000 Hume Industries Berhad                     2
  3,000 Idris Hydraulic Berhad*                    1
  3,000 IGB Corp. Berhad                           1
  4,000 IOI Corp. Berhad                           2
  2,000 Jaya Tiasa Holdings Berhad                 4
  2,000 Johan Holdings Berhad                      1
  2,000 Kedah Cement Holdings Berhad               1
  1,000 Kelanamas Industries Berhad                0
  2,000 Kemayan Corp. Berhad                       1
  1,000 Kian Joo Can Factory Berhad                1
  3,000 Kuala Lumpur Kepong Berhad                 7
  3,000 Land and General Berhad                    1
  2,000 Landmarks                                  1
  2,000 Leader Universal Holdings Berhad           1
  7,000 Magnum Corp. Berhad                        5

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                       Value
----------------------------------------------------------------
  5,400 Malayan Banking Berhad                           $    14
  2,000 Malayan Cement Berhad                                  1
  6,000 Malayan United Industries Berhad                       2
  1,500 Malayawata Steel Berhad                                0
  8,000 Malaysia International Shipping Berhad                 9
  4,000 Malaysia Mining Corp. Berhad                           2
  4,000 Malaysian Airline System Berhad                        3
  2,000 Malaysian Mosaics Berhad                               1
  1,000 Malaysian Oxygen Berhad                                3
  1,000 Malaysian Pacific Industries                           3
  4,666 Malaysian Resources Corp. Berhad                       2
  4,000 MBF Capital Berhad                                     2
  4,000 Metroplex Berhad                                       1
  5,000 Mulpha International Berhad                            1
  4,000 Multi-Purpose Holdings                                 1
  2,000 Mycom Berhad                                           1
  2,000 Nestle Berhad                                         10
  1,000 New Straits Times Press Berhad                         1
  1,600 Oriental Holdings Berhad                               2
  1,000 Palmco Holdings Berhad                                 0
  3,000 Pan-Malaysia Cement Works Berhad                       1
  2,000 Perlis Plantations Berhad                              4
  3,000 Perusahaan Otomolbil Nasional Berhad                   4
  1,000 Petaling Garden Berhad                                 1
  1,000 Pilecon Engineering Berhad                             0
  3,000 Promet Berhad*                                         1
  3,000 Public Bank Berhad                                     1
  6,000 Public Bank Berhad (Foreign Market)                    4
  2,000 R.J. Reynolds Berhad                                   3
  2,000 Rashid Hussain Berhad                                  2
  5,000 Resorts World Berhad                                   7
  2,400 Roghmans of Pall Mall Berhad                          21
  2,000 Selangor Properties Berhad                             1
  2,000 Shell Refining Co. Berhad                              4
 11,000 Sime Darby Berhad                                     11
  2,000 Sungei Way Holdings Berhad                             1
  3,000 Ta Enterprise Berhad                                   1
  3,000 Tan Chong Motor Holdings Berhad                        2
  3,000 Technology Resources Industries Berhad*                2
 13,500 Telekom Malaysia Berhad                               30
 14,000 Tenaga Nasional Berhad                                26
  3,000 Time Engineering Berhad                                1
  2,000 UMW Holdings Berhad                                    2
  4,000 United Engineers Malaysia Ltd.                         4
  4,000 YTL Corp. Berhad                                       4
  2,000 YTL Corp. Berhad, Class A                              2
                                                         -------
                                                             261
                                                         -------
 NETHERLANDS--5.0%
  6,879 ABN AMRO Holdings N.V.                               131
    384 Akzo Nobel                                            68
    181 Assurantieconcern Stad Rotterdam anno 1720N.V.         9
  3,515 Elsevier N.V.                                         59
    453 Getronics N.V.                                        16
    265 Heineken N.V.                                         45

 Shares Description                          Value
---------------------------------------------------
    162 Hollandsche Beton Groep N.V.        $     3
    141 IHC Caland N.V.                           7
  4,282 ING Groep N.V.                          174
    389 KLM Royal Dutch Airlines N.V.            14
  2,537 Koninklijke Ahold N.V.                   68
    188 Koninklijke Hoogovens N.V.                8
    546 Koninklijke KNP BT N.V.                  12
    119 Koninklijke Nedlloyd N.V.                 3
    167 Koninklijke Pakhoed N.V.                  4
  2,479 Koninklijke PTT Nederland N.V.          100
    106 Oce-Van Der Grinten N.V.                 12
  1,866 Philips Electronics N.V.                123
 12,110 Royal Dutch Petroleum Co.               630
    160 Stork N.V.                                6
  3,208 Unilever N.V.                           187
    360 Wolters Kluwer N.V.                      48
                                            -------
                                              1,727
                                            -------
 NEW ZEALAND--0.3%
 12,500 Brierley Investments Ltd.                 9
  7,600 Carter Holt Harvey Ltd.                  11
    200 Fisher & Paykel Industries Ltd.           1
  1,218 Fletcher Challenge Building               4
  1,622 Fletcher Challenge Energy                 7
  3,817 Fletcher Challenge Forests                3
  3,200 Fletcher Challenge Paper                  4
  2,200 Lion Nathan Ltd.                          5
  8,400 Telecom Corp. of New Zealand Ltd.        43
                                            -------
                                                 87
                                            -------
 NORWAY--0.5%
    400 Aker RGI ASA                              7
     40 Aker RGI ASA, Class B                     1
    300 Bergesen d.y. ASA, Class A                8
    100 Bergesen d.y. ASA, Class B                3
  3,000 Christiania Bank Og Kreditkasse          11
    100 Dyno Industrier ASA                       2
    200 Elkem ASA                                 3
    200 Hafslund ASA                              1
    100 Hafslund ASA, Class B                     0
    200 Kvaerner ASA                             10
    100 Kvaerner ASA, Class B                     5
    100 Leif Hoegh & Co. ASA                      2
    100 NCL Holdings ASA Rights*                  0
    900 NCL Holdings ASA*                         3
  1,200 Norsk Hydro ASA                          61
    200 Norske Skogindustrier ASA                 6
    130 Nycomed ASA, Class A                      4
     65 Nycomed ASA, Class B                      2
    200 Orkla ASA, Class A                       17
    100 Orkla ASA, Class B                        8
    200 Petroleum Geo-Services ASA*              13
  1,400 Storebrand ASA*                           9
    100 Unitor ASA                                1
                                            -------
                                                177
                                            -------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                        Value
-----------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 PORTUGAL--0.3%
    700 Banco Comercial Portugues S.A. (BCP)              $    15
    400 Banco Espirito Santo e Comercial de Lisboa S.A.        11
  1,800 EDP-Electricidade de Portugal S.A.                     32
    900 Portugal Telecom S.A. (Registered)                     42
                                                          -------
                                                              100
                                                          -------
 SINGAPORE--0.9%
  1,000 Chuan Hup Holdings Ltd.                                 0
  4,000 City Developments Ltd.                                 20
  2,000 Comfort Group Ltd.                                      1
  2,000 Cycle & Carriage Ltd.                                   9
  5,000 DBS Land Ltd.                                           9
  6,000 Development Bank of Singapore Ltd.                     57
  1,000 First Capital Corp. Ltd.                                1
  2,000 Fraser & Neave Ltd.                                    10
  2,000 Goldtron Ltd.                                           0
  2,000 Hai Sun Hup Group Ltd.                                  1
  1,000 Haw Par Brothers International Ltd.                     1
  2,000 Hotel Properties Ltd.                                   1
  1,000 Inchcape Berhad                                         3
  6,000 IPC Corp.                                               1
  4,250 Keppel Corp. Ltd.                                      15
  2,000 Lum Chang Holdings Ltd.                                 1
  2,000 NatSteel Ltd.                                           4
  4,000 Neptune Orient Lines Ltd.                               2
  9,600 Overseas Chinese Banking Corp. Ltd.                    58
  1,000 Overseas Union Enterprise Ltd.                          2
  2,000 Parkways Holdings Ltd.                                  5
  1,000 Sembawang Co. Ltd.                                      3
  1,000 Sembawang Marine and Logistics                          2
  3,000 Singapore Airlines Ltd.                                20
  2,000 Singapore Press Holdings Ltd.                          27
  2,000 Singapore Technologies Industrial Corp.                 2
 23,000 Singapore Telecommunications Ltd.                      44
  1,000 Straits Trading Co. Ltd.                                1
  4,000 United Industrial Corp. Ltd.                            2
  2,000 United Overseas Bank Ltd.                              12
  2,000 United Overseas Land Ltd.                               2
                                                          -------
                                                              316
                                                          -------
 SPAIN--2.3%
     75 Acerinox S.A.                                          12
  1,250 Autopistas Concesionaria ESP                           17
  3,477 Banco Bilbao Vizcaya S.A.                             105
  1,680 Banco Central Hispanoamericano                         32
  2,442 Banco Santander S.A.                                   74
    625 Corporacion Bancaria de Espana S.A.                    39
     75 Corporacion Financiera Alba                             8
    155 Corporacion Mapfre                                      8
    295 Dragados & Construcciones S.A.                          6
    250 Ebro Agricolas Compania de Alimentacion S.A.            4
    100 Empresa Nacional de Celulosas S.A.                      2
  5,350 Empresa Nacional de Electricidad S.A.                 101

 Shares Description                                                   Value
----------------------------------------------------------------------------
    800 Ercros S.A.                                                  $     1
    300 Fomenta de Construcciones S.A.                                    12
    775 Gas Natural SDG S.A., Class E                                     38
  4,618 Iberdrola S.A.                                                    59
    125 Inmobiliaria Metropolitana Vasco Central S.A.                      5
    200 Inmobiliaria Urbis S.A.                                            2
     25 Portland Valderrivas S.A.                                          2
    250 Prosegur CIA de Seguridad S.A.                                     2
  1,550 Repsol S.A.                                                       67
    205 Sarrio S.A.                                                        1
    225 Sociedade General de Aguas de Barcelona S.A.                       9
    225 Sociedade General de Aguas de Barcelona  S.A.--Rights*             0
    205 Tabacalera S.A.                                                   15
  4,812 Telefonica de Espana                                             139
  1,561 Union Electrica Fenosa S.A.                                       16
    200 Uralita S.A.                                                       2
    200 Vallehermoso S.A.                                                  6
    100 Viscofan Industria Navarra de Envolturas  Celulosicas S.A.         2
     50 Zardoya Otis S.A.                                                  6
      5 Zardoya Otis S.A.--Bonus Shares                                    0
                                                                     -------
                                                                         792
                                                                     -------
 SWEDEN--2.0%
  3,300 ABB AB, Class A                                                   42
  1,400 ABB AB, Class B                                                   17
    500 AGA AB, Class A                                                    7
    400 AGA AB, Class B                                                    5
  6,066 Astra AB, Class A                                                105
  1,500 Astra AB, Class B                                                 25
    500 Atlas Copco AB, Class A                                           15
    200 Atlas Copco AB, Class B                                            6
    316 Electrolux AB, Class B                                            25
     92 Granges AB*                                                        1
    900 Hennes & Mauritz AB, Class B                                      42
    200 Scancem AB, Class A                                                8
    300 Securitas AB, Class B                                              9
    408 Skandia Forsakrings AB                                            22
  2,400 Skandinaviska Enskilda Banken, Class A                            28
    500 Skanska AB, Class B                                               21
    100 SKF AB, Class A                                                    2
    200 SKF AB, Class B                                                    5
  1,100 Stora Kopparbergs Bergslags Aktiebolag, Class A                   15
    100 Stora Kopparbergs Bergslags Aktiebolag, Class B                    1
    800 Svenska Cellulosa AB, Class B                                     17
  1,000 Svenska Handelsbanken, Class A                                    35
  1,700 Swedish Match AB                                                   6
  4,300 Telefonaktiebolaget LM Ericsson, Class B                         175
    400 Trelleborg AB, Class B                                             6
    500 Volvo AB, Class A                                                 13
  1,600 Volvo AB, Class B                                                 43
                                                                     -------
                                                                         696
                                                                     -------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                                     Value
------------------------------------------------------------------------------
 SWITZERLAND--5.7%
     35 ABB A.G. (Bearer)*                                             $    47
     55 Adecco S.A.                                                         16
     10 Alusuisse-Lonza Holdings A.G. (Registered)                           9
  1,450 Credit Suisse Group (Registered)                                   212
      3 Fischer (Georg) A.G.                                                 4
     25 Holderbank Financiere Glarus A.G. (Registered)                       4
     10 Holderbank Financiere Glarus A.G., Class B                           9
    190 Nestle S.A. (Registered)                                           280
     30 Novartis A.G. (Bearer)                                              48
    290 Novartis A.G. (Registered)                                         463
      8 Roche Holdings A.G. (Bearer)                                       122
     33 Roche Holdings A.G. (Genusss)                                      295
    350 Schweizerischer Bankverein (Registered)*                           101
      5 SGS Societe Generale de Surveillance Holdings  S.A., Class B         9
     20 SMH A.G. (Bearer)                                                   11
     70 Swiss Re (Registered)                                              114
    100 Union Bank of Switzerland (Bearer)                                 127
     75 Union Bank of Switzerland (Registered)                              19
    170 Zurich Versicherungsgesellschaft (Registered)                       72
                                                                       -------
                                                                         1,962
                                                                       -------
 UNITED KINGDOM--18.4%
  8,000 Abbey National PLC                                                 127
  1,000 AMEC PLC                                                             2
    439 Amstrad PLC                                                          0
  1,000 Anglian Water PLC                                                   14
  2,000 Argos PLC                                                           21
  4,000 Arjo Wiggins Appleton PLC                                           11
  5,000 Associated British Foods PLC                                        46
 16,662 B.A.T. Industries PLC                                              149
  8,205 Barclays PLC                                                       197
  1,000 Barratt Developments PLC                                             4
  4,753 Bass PLC                                                            68
  2,000 BBA Group PLC                                                       13
 21,294 BG PLC                                                             102
  2,000 BICC Group PLC                                                       5
  4,000 Blue Circle Industries PLC                                          23
  2,608 BOC Group PLC                                                       42
  4,889 Boots Co. PLC                                                       72
  1,000 Bowthorpe PLC                                                        7
  3,000 BPB PLC                                                             17
  2,000 British Aerospace PLC                                               55
  5,000 British Airways PLC                                                 45
  2,000 British Land Co. PLC                                                22
 29,172 British Petroleum Co. PLC                                          398
  9,000 British Sky Broadcasting Group PLC                                  67
 10,000 British Steel PLC                                                   23
 32,469 British Telecommunications PLC                                     250
 21,948 BTR PLC                                                             76
  1,000 Burmah Castrol PLC                                                  17
 12,000 Cable & Wireless PLC                                               109
  5,116 Cadbury Schweppes PLC                                               53
  2,900 Caradon PLC                                                          9

 Shares Description                                     Value
--------------------------------------------------------------
  3,000 Carlton Communications PLC                     $    23
 23,000 Centrica PLC*                                       33
  3,000 Coats Viyella PLC                                    5
  4,000 Commercial Union PLC                                55
  2,079 Courtaulds PLC                                      10
  1,000 Courtaulds Textiles PLC                              6
  1,000 De La Rue PLC                                        7
  1,000 Delta PLC                                            5
  2,000 Electrocomponents PLC                               14
  4,137 EMI Group PLC                                       31
  2,000 English China Clays PLC                              9
  3,000 FKI PLC                                              9
 14,190 General Electric Co. PLC                            92
  1,806 GKN PLC                                             39
 18,000 Glaxo Wellcome PLC                                 394
  5,017 Granada Group PLC                                   72
 11,000 Grand Metropolitan PLC                             100
  2,000 Great Portland Estates PLC                           8
  5,000 Great Universal Stores PLC                          59
  5,000 Guardian Royal Exchange PLC                         24
  9,866 Guiness PLC                                         89
  1,008 Hammerson PLC                                        8
  3,000 Hanson PLC                                          15
  4,000 Harrisons & Crosfield PLC                            8
  1,000 Hepworth PLC                                         4
  9,000 HSBC Holdings PLC                                  219
  4,000 HSBC Holdings PLC (75P)                            102
  1,000 Hyder PLC                                           16
  2,000 IMI PLC                                             12
  4,000 Imperial Chemical Industries PLC                    59
  1,000 Johnson Matthey PLC                                  9
  3,000 Kingfisher PLC                                      41
  6,000 Ladbroke Group PLC                                  27
  1,000 Laird Group PLC                                      7
  2,646 Land Securities Group PLC                           43
  5,000 LASMO PLC                                           22
  6,000 Legal & General Group PLC                           51
  1,000 Lex Service PLC                                      7
 26,082 Lloyds TSB Group PLC                               297
  4,001 Lonrho PLC                                           6
  7,000 LucasVarity PLC                                     22
 14,522 Marks & Spencer PLC                                149
  2,000 Marley PLC                                           4
  2,142 MEPC PLC                                            19
  1,000 Mercury Asset Management Group PLC                  28
  1,000 Meyer International PLC                              7
  9,000 National Grid Group PLC                             45
  6,000 National Power PLC                                  57
  2,000 Next PLC                                            25
  1,000 Ocean Group PLC                                     10
  2,920 Pearson PLC                                         41
  3,112 Peninsular and Oriental Steam Navigation Co.        34
  5,290 Pilkington PLC                                      12
  1,000 Provident Financial PLC                             12
 10,000 Prudential Corp. PLC                               107

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                                      Value
-------------------------------------------------------------------------------
                INTERNATIONAL EQUITY INDEX PORTFOLIO--CONTINUED
 UNITED KINGDOM--Continued
  1,000 Racal Electronics PLC                                           $     4
  3,000 Railtrack Group PLC (Partial Paid)                                   50
  4,000 Rank Group PLC                                                       23
  3,000 Redland PLC                                                          17
  4,832 Reed International PLC                                               51
  8,000 Reuters Holdings PLC                                                 90
  3,000 Rexam PLC                                                            15
  1,000 RMC Group PLC                                                        15
  7,000 Rolls-Royce PLC                                                      28
  7,000 Royal & Sun Alliance Insurance Group PLC                             63
  4,000 Royal Bank Scotland Group PLC                                        46
  5,474 RTZ Corp. PLC                                                        66
  3,000 Rugby Group PLC                                                       6
  6,000 Safeway PLC                                                          33
  8,953 Sainsbury (J) PLC                                                    73
  1,000 Schroders PLC                                                        29
  3,000 Scottish & Newcastle PLC                                             35
  5,000 Scottish Power PLC                                                   40
  7,410 Sears PLC                                                             6
  3,000 Sedgwick Group PLC                                                    6
  2,000 Slough Estates PLC                                                   12
 28,000 SmithKline Beecham PLC                                              260
  1,000 Smiths Industries PLC                                                13
  2,000 Southern Electric PLC                                                15
  2,000 St. James Place Capital PLC                                           5
  2,000 T&N PLC                                                               8
  4,529 Tarmac PLC                                                            9
  2,000 Tate & Lyle PLC                                                      16
  2,000 Taylor Woodrow PLC                                                    6
 10,583 Tesco PLC                                                            85
  2,000 Thames Water PLC                                                     30
  1,714 Thorn PLC                                                             4
  2,000 TI Group PLC                                                         16
  1,000 Transport Development Group PLC                                       3
  1,162 Unigate PLC                                                          11
 15,868 Unilever PLC                                                        125
  2,579 United Biscuits Holdings PLC                                          9
  3,000 United Utilities PLC                                                 39
  2,000 Vickers PLC                                                           8
  1,000 Viglen Technology Letters of Entitlement to  Litigation Notes         0
  1,000 Viglen Technology PLC                                                 1
  1,630 Viglen Technology PLC                                                 4
 16,000 Vodafone Group PLC                                                  107
  2,666 Williams PLC                                                         14
  2,000 Willis Corroon                                                        4
  1,000 Wilson (Connolly) Holdings PLC                                        3
  2,000 Wimpey (George) PLC                                                   4
  3,000 Wolseley PLC                                                         26
  4,000 Zeneca Group PLC                                                    127
                                                                        -------
                                                                          6,313
-------------------------------------------------------------------------------
 TOTAL COMMON STOCK (Cost $28,982)                                      $28,178
-------------------------------------------------------------------------------

 Shares  Description                             Value
-------------------------------------------------------
 PREFERRED STOCK--0.5%
 AUSTRALIA--0.1%
   7,100 News Corp. Ltd.                        $    35
   2,600 Sydney Harbour Casino Holdings Ltd.*         2
                                                -------
                                                     37
                                                -------
 AUSTRIA--0.0%
       4 Bau Holdings A.G.--Vorzug                    0
      75 Bank Austria A.G.--Vorzug                    3
      74 Creditanstalt-Bankverein--Vorzug             4
       4 EA-Generali A.G.--Vorzug                     1
                                                -------
                                                      8
                                                -------
 FRANCE--0.0%
     100 Casino Guichard--Perrachon S.A.              4
                                                -------
 GERMANY--0.4%
     950 RWE A.G.--Non Voting                        38
     200 SAP A.G.--Vorzug                            61
      50 Volkswagen A.G.--Non Voting                 23
                                                -------
                                                    122
                                                -------
 ITALY--0.0%
   5,300 Fiat S.p.A.                                  8
-------------------------------------------------------
 TOTAL PREFERRED STOCK (Cost $145)              $   179
-------------------------------------------------------
 OTHER--8.9%
 AUSTRALIA--0.4%
  15,000 WEBS Index Series--Australia           $   138
                                                -------
 GERMANY--1.1%
  23,000 WEBS Index Series--Germany                 388
                                                -------
 HONG KONG--0.2%
   7,400 WEBS Index Series--Hong Kong                82
                                                -------
 ITALY--0.0%
     800 WEBS Index Series--Italy                    15
                                                -------
 JAPAN--3.6%
 115,800 WEBS Index Series--Japan                 1,216
                                                -------
 SPAIN--0.5%
   7,400 WEBS Index Series--Spain                   149
                                                -------
 SWEDEN--0.4%
   7,500 WEBS Index Series--Sweden                  141
                                                -------
 SWITZERLAND--1.1%
  25,100 WEBS Index Series--Switzerland             373
                                                -------
 UNITED KINGDOM--1.6%
  30,800 WEBS Index Series--United Kingdom          534
-------------------------------------------------------
 TOTAL OTHER (Cost $3,514)                      $ 3,036
-------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Principal
  Amount   Description                        Value
----------------------------------------------------
 SHORT-TERM INVESTMENT--0.5%
           Banco Central Hispanoamericano,
           Grand Cayman
 $    163  5.750%Due 12/01/97                $   163
----------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $163)     $   163
----------------------------------------------------
 TOTAL INVESTMENTS--92.2%
  (Cost $32,804)                             $31,556
----------------------------------------------------
 Other assets, less liabilities--7.8%          2,688
----------------------------------------------------
 NET ASSETS--100.0%                          $34,244
----------------------------------------------------

--------------------------------------------------------------------------------

*Non-income producing security.

At November 30, 1997 the Portfolio's investments, excluding the short-term investment, were diversified as follows:

Industry/Sector
-----------------------------------
Banks                         13.5%
Capital Goods                 5.5
Consumer Goods               17.3
Energy/Utilities             12.8
Financial Services            7.9
Pharmaceuticals/Health Care   7.5
Multi-Industry               12.8
Raw Materials                 6.8
Retail                        3.8
Technology                    3.5
Transportation                2.1
Other                         6.5
-----------------------------------
Total                        100.0%
-----------------------------------


See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares  Description                                           Value
----------------------------------------------------------------------
                         INTERNATIONAL GROWTH PORTFOLIO
 COMMON STOCKS--94.0%
 ARGENTINA--0.3%
  25,000 Banco Rio de la Plata S.A.                           $    314
                                                              --------
 AUSTRALIA--1.9%
  75,000 National Australia Bank                                   994
 185,000 News (The) Corp. Ltd.                                     990
                                                              --------
                                                                 1,984
                                                              --------
 AUSTRIA--0.7%
   5,000 VA Technologie A.G.                                       753
                                                              --------
 CZECH REPUBLIC--0.5%
  90,000 Czechoslovakia & Slovak Investment Corp.*                 540
  12,000 Czechoslovakia & Slovak Investment Corp. Warrants*          8
                                                              --------
                                                                   548
                                                              --------
 FRANCE--9.5%
   7,000 Accor S.A.*                                             1,323
   8,000 Alcatel Alsthom                                         1,003
  27,000 Axa-UAP                                                 1,959
   6,000 Castorama Dubois Investisse                               708
   9,000 Cie Generale des Eaux                                   1,189
  25,000 Credit Commercial de France                             1,482
  12,000 Elf Aquitaine S.A.                                      1,392
  17,000 Lafarge S.A.                                            1,123
                                                              --------
                                                                10,179
                                                              --------
 GERMANY--8.7%
   3,000 Allianz A.G.                                              712
  25,000 Deutsche Bank A.G.                                      1,603
  20,000 Commerzbank A.G.                                          695
  15,000 Deutsche Telekom A.G.                                     304
  30,000 Deutsche Telekom A.G. ADR                                 613
   4,000 Karstadt A.G.                                           1,390
  27,000 Siemens A.G.                                            1,585
  40,000 VEBA A.G.                                               2,377
                                                              --------
                                                                 9,279
                                                              --------
 ITALY--5.6%
  80,000 Assicurazioni Generali                                  1,794
 600,000 Credito Italiano                                        1,642
 110,000 ENI S.p.A.                                                642
 435,000 Pirelli S.p.A.                                          1,080
 140,000 Telecom Italia S.p.A.                                     873
                                                              --------
                                                                 6,031
                                                              --------
 JAPAN--21.9%
  80,000 Bank Of Tokyo-Mitsubishi Ltd.                           1,160
 115,000 Daiwa House Industry Co. Ltd.                             928
 100,000 Fujitsu Ltd.                                            1,120
 140,000 Industrial Bank of Japan Ltd.                           1,251

 Shares  Description                               Value
----------------------------------------------------------
 425,000 Itochu Corp.                             $  1,102
  25,000 Jafco Co. Ltd.                                901
 130,000 Kirin Brewery Co. Ltd.                      1,001
  17,000 Matsumotokiyoshi                              599
  70,000 Mitsubishi Estate Co. Ltd.                    812
 185,000 Mitsui & Co.                                1,286
   7,000 Nintendo Co. Ltd.                             724
 110,000 Nippon Compys Corp.                         1,439
     235 Nippon Telegraph & Telephone Corp.          1,933
  60,000 Nomura Securities Co. Ltd.                    743
 230,000 Obayashi Corp.                              1,081
  10,000 Promise Co. Ltd.                              552
  70,000 Ricoh Co. Ltd.                                845
 110,000 Sanwa Bank (The) Ltd.                       1,207
  15,000 Secom Co. Ltd.                                940
 140,000 Sumitomo Realty & Development Co. Ltd.        938
  60,000 Takashimaya Co. Ltd.                          480
 115,000 Tokio Marine & Fire Insurance               1,090
  40,000 Xebio Co. Ltd.                                483
  55,000 Uny Co. Ltd.                                  811
                                                  --------
                                                    23,426
                                                  --------
 NETHERLANDS--5.3%
  25,000 ING Groep N.V.                              1,016
  35,000 Koninklijke PTT Nederland N.V.              1,405
  28,000 Vendex International N.V.                   1,462
  75,000 VNU                                         1,796
                                                  --------
                                                     5,679
                                                  --------
 NORWAY--0.9%
  55,000 Saga Petroleum ASA, Class A                   979
                                                  --------
 PORTUGAL--1.8%
  35,000 Cimpor S.A.                                   887
  22,000 Portugal Telecom S.A.                       1,009
                                                  --------
                                                     1,896
                                                  --------
 SOUTH AFRICA--0.6%
  30,000 Nedcor Ltd.                                   680
                                                  --------
 SOUTH KOREA--0.0%
     368 Daewoo Corp.                                    1
                                                  --------
 SPAIN--2.5%
  30,000 Banco Bilbao Vizcaya S.A.                     906
  20,000 Repsol S.A. ADR                               863
  10,000 Telefonica de Espana ADR                      865
                                                  --------
                                                     2,634
                                                  --------
 SWEDEN--3.1%
  35,000 Autoliv, Inc.                               1,325
  25,000 Electrolux AB, Series B                     1,969
                                                  --------
                                                     3,294
                                                  --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

  Shares/
 Principal
  Amount   Description                               Value
-------------------------------------------------------------
 SWITZERLAND--7.5%
   1,100   Nestle S.A.                              $  1,619
   1,100   Novartis A.G.                               1,758
     155   Roche Holding A.G.                          1,387
   1,200   Union Bank of Switzerland                   1,528
   4,000   Zurich Versicherungs-Gesellschaft A.G.      1,683
                                                    --------
                                                       7,975
                                                    --------
 UNITED KINGDOM--23.2%
 175,000   Baa PLC                                     1,473
  19,000   British Pertroleum Co. PLC ADR              1,577
 130,000   CRH PLC                                     1,528
 240,000   General Electric Co. PLC                    1,559
  35,000   Glaxo Wellcome PLC ADR                      1,599
 165,000   Grand Metropolitan PLC                      1,498
 320,000   Ladbroke Group PLC                          1,450
 160,000   Lloyds TSB Group PLC                        1,820
 280,000   National Grid Group PLC                     1,387
 110,000   National Westminster Bank PLC               1,664
 125,000   Pearson PLC                                 1,737
 245,000   Shell Transport & Trading Co.               1,663
  32,000   SmithKline Beecham PLC ADR                  1,588
 270,000   Tomkins PLC                                 1,369
 115,000   United Utilities PLC                        1,474
  22,000   Vodafone Group PLC ADR                      1,452
                                                    --------
                                                      24,838
-------------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $96,129)                 $100,490
-------------------------------------------------------------
 SHORT-TERM INVESTMENT--6.5%
           Banco Central Hispanoamericano,
           Grand Cayman
 $ 7,006   5.750% Due 12/01/97                      $  7,006
-------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT
  (Cost $7,006)                                     $  7,006
-------------------------------------------------------------
 TOTAL INVESTMENTS--100.5%
  (Cost $103,135)                                   $107,496
-------------------------------------------------------------
 Liabilities, less other assets--(0.5)%                 (488)
-------------------------------------------------------------
 NET ASSETS--100.0%                                 $107,008

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*Non-income producing security.

At November 30, 1997 the Portfolio's investments, excluding the short-term investment, were diversified as follows:

Industry/Sector
-----------------------------------
Banks                         11.3%
Basic Industry                16.0
Capital Goods                 10.3
Consumer Goods                17.9
Financial Services            16.3
Pharmaceuticals/Health Care    6.3
Real Estate                    1.7
Retail                         2.9
Technology                     1.9
Telecommunications             8.4
Other                          7.0
-----------------------------------
Total                        100.0%
-----------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                           Value
------------------------------------------------------
                         SMALL COMPANY INDEX PORTFOLIO
 COMMON STOCKS--92.9%
 AGRICULTURE--0.5%
  4,800 DeKalb Genetics Corp.                $    187
  6,053 Delta & Pine Land Co.                     160
  6,400 Dimon, Inc.                               160
  8,300 Longview Fibre Co.                        134
  1,400 Tejon Ranch Co.                            41
                                             --------
                                                  682
                                             --------
 APPAREL--0.5%
  2,900 Converse, Inc.*                            21
  5,200 Designer Holdings, Ltd.*                   49
  2,100 Donna Karan Intl, Inc.*                    25
    900 Fossil, Inc.*                              20
  1,400 Gadzooks, Inc.*                            39
  4,000 Genesco, Inc.*                             52
  1,100 Guess ?, Inc.*                              9
  3,900 Hartmarx Corp.*                            32
  3,450 Kellwood Co.                              118
  5,500 Nautica Enterprises, Inc.*                154
  1,500 Oshkosh B' Gosh, Inc.                      49
  1,100 Oxford Industries, Inc.                    39
  2,700 St. John Knits, Inc.                      103
  4,800 Tultex Corp.*                              22
  1,450 Unitog Co.                                 33
                                             --------
                                                  765
                                             --------
 BANKING--7.0%
  3,750 Aames Financial Corp.                      51
  1,880 Albank Financial Corp.                     87
  3,750 Amcore Financial, Inc.                     89
  1,500 Anchor Bancorp, Inc.                       47
  1,200 Area Bancshares Corp.                      24
  8,054 Associated Banc-Corp.                     401
    500 Bancfirst Corp.                            17
  3,200 BancorpSouth, Inc.                        122
  1,402 Bank Granite Corp. Club, Inc.              43
  1,700 BankAtlantic Bancorp, Inc.                 24
  1,300 Banknorth Group, Inc.                      79
  2,000 Bay View Capital Corp.                     68
    989 Brenton Banks, Inc.                        32
  1,300 BSB Bancorp, Inc.                          40
    980 BT Financial Corp.                         46
  1,200 Capital Bancorp of Miami, Florida          62
    200 Capital City Bank Group, Inc.               7
  1,000 CBT Corp.                                  30
  1,599 Chemical Financial Corp.                   64
  2,087 Chittenden Corp.                           92
  1,350 CitFed Bancorp, Inc.                       68
    900 Citizens Bancshares of Ohio                56
  2,550 Citizens Banking Corp. of Michigan         75
  2,901 CNB Bancshares, Inc.                      121
  3,000 Coast Savings Financial, Inc.*            180
  4,900 Colonial BancGroup, Inc.                  149

 Shares Description                                Value
----------------------------------------------------------
  2,661 Commerce Bancorp, Inc.                    $    112
  2,754 Commonwealth Bancorp                            56
  1,200 Community Bank System, Inc.                     34
  3,000 Community First Bankshares                     142
  1,330 Community Trust Bancorp, Inc.                   40
  1,500 CPB, Inc.                                       31
  3,580 Cullen/Frost Bankers, Inc.                     190
  1,000 CVB Financial Corp.                             29
  3,163 Downey Financial Corp.                          87
  1,388 F & M Bancorp                                   51
  3,255 F & M National Corp.                           104
  1,767 Fidelity National Corp.                         46
  1,500 First Citizens Bankshares, Class A.*           164
  1,800 First Commerce Bankshares, Inc.                 47
  3,600 First Commonwealth Financial Corp.              92
    700 First Federal Financial Corp.                   31
  1,381 First Financial Bankshares, Inc.                62
    902 First Financial Corp. of Indiana                39
  2,375 First Midwest Bancorp, Inc. of Illinois         94
  1,422 First Source Corporation                        41
  1,050 First United Bancshares of Ark                  40
  1,832 First Western Bancorp                           52
  2,450 Firstbank of Illinois Co.                       78
  2,025 Firstbank Puerto Rico                           68
  2,236 FNB Corp.                                       74
  2,825 Fort Wayne National Corp.                      107
  6,424 Fulton Financial Corp.                         197
  1,100 GBC Bancorp                                     60
  2,300 Great Financial Corp.                          110
  1,100 Hamilton Bancorp, Inc*                          31
  1,210 Hancock Holding Co.                             72
  1,168 Harleysville National Corp.                     43
  1,650 Heritage Financial Services, Inc.               42
  3,429 Hubco, Inc.                                    119
  3,621 Imperial Bancorp*                              169
  3,764 Imperial Credit Industries, Inc.*               90
  1,000 Investors Financial Services Corp.              42
  1,000 Irwin Financial Corp.                           40
  8,409 Keystone Financial, Inc.                       313
  1,500 Klamath First Bancorp                           33
  1,900 Liberty Corp.                                   86
  5,294 Magna Group, Inc.                              212
  1,800 Mainstreet Bankgroup, Inc.                      49
  1,200 Merchants New York Bancorp                      35
  3,974 Mid Am, Inc.                                    83
  1,236 Mid-America Bancorp                             37
    500 Mississippi Valley Bancshares, Inc.             29
  1,800 ML Bancorp, Inc.                                52
    600 National Bancorp of Alaska, Inc.                72
  1,610 National City Bancshares, Inc.                  77
  1,468 National Penn Bancshares, Inc.                  46
  1,470 NBT Bancorp, Inc.                               38
  1,300 Ocean Financial Corp.                           48
  4,295 Old National Bancorp                           199
  1,400 Omega Financial Corp.                           48

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                               Value
---------------------------------------------------------
  2,095 ONBANCorp, Inc.                          $    141
  4,431 One Valley Bancorp, Inc.                      168
  1,950 Oriental Financial Group                       59
  1,100 Park National Corp.                            97
  4,400 Peoples Heritage Financial Group, Inc.        188
  1,494 Provident Bankshares Corp.                     89
  2,610 Republic Bancorp, Inc.                         45
  3,200 Riggs National Corp.                           78
  2,000 S & T Bancorp, Inc.                            80
  1,100 Santa Barbara Bancorp                          50
  2,800 Security Capital Corp.                         61
  1,600 Silicon Valley Bancshares*                     84
  1,500 Southwest Bancorporation of Texas*             45
 14,343 Sovereign Bancorp, Inc.                       272
  5,519 St. Paul Bancorp, Inc.                        135
  1,900 Sterling Bancshares, Inc. of Texas             37
  4,400 Stratus Computer, Inc.*                       143
    600 Student Loan Corp.                             30
    400 Sumitomo Bank of California                    14
  3,562 Susquehanna Bancshares, Inc.                  116
  2,500 T.R. Financial Corp.                           82
  2,150 Texas Regional Bancshares, Class A             59
  1,700 Triangle Bancorp, Inc.                         47
  2,600 Trust Co. of Jersey City                       57
  3,730 Trustco Bank Corp.                             91
  5,200 Trustmark Corp.                               194
  2,532 UMB Financial Corp.                           132
  1,033 Un Planters Corp.                              64
  2,400 United Bankshares, Inc.                       113
  3,100 Us Trust Corp                                 183
    800 USBancorp, Inc.                                52
  4,000 UST Corp.                                     106
  2,100 Vermont Financial Services Corp.               58
  2,200 Webster Financial Corp.                       138
  2,550 Wesbanco, Inc.                                 77
  1,900 West Coast Bancorp of Oregon                   50
  2,300 Westamerica Bancorp                           210
  1,618 Westcorp, Inc.                                 28
  3,400 Weternbank Puerto Rico                         63
  3,375 Whitney Holding Corp.                         169
                                                 --------
                                                   10,362
                                                 --------
 BITUMINOUS COAL AND LIGNITE SURFACE MINING--0.1%
  3,800 Arch Coal, Inc.                               100
  1,100 Nacco Industries, Inc.                        120
                                                 --------
                                                      220
                                                 --------
 BROKERAGE AND FINANCIAL SERVICES--3.2%
    400 American Financial Enterprises, Inc.           16
    400 Ameritrade Holdings Corp., Class A*            13
  5,800 Amresco, Inc.*                                162
  6,100 Arcadia Financial, Ltd.*                       51
  2,900 Bank Plus Corporation*                         32
  4,600 Bank United Corp., Class A                    193

 Shares Description                                 Value
-----------------------------------------------------------
    787 BOK Financial Corp.*                       $     32
    400 Capital Factors Holdings, Inc.*                   7
  2,100 CapMAC Holdings, Inc.                            71
  2,100 CFX Corporation                                  58
     95 Charter One Financial, Inc.                       6
  2,400 Cityscape Financial Corp.*                        4
  3,600 CMAC Investment Corp.                           187
  3,450 Commercial Federal Corp.                        166
  5,750 Crawford & Co., Class B                         119
  3,500 Credit Acceptance Corp.*                         18
  6,000 Crimmi Mae, Inc.                                 89
    800 Delta Financial Corp.*                           13
  2,100 Dime Community Bancorp, Inc.                     49
  2,300 Doral Financial Corp.                            50
    900 Everen Capital Corp.                             36
  1,550 Financial Federal Corp.*                         33
  2,700 First Colorado Bancorp, Inc.                     61
  1,300 First Federal Capital Corp.                      36
  1,600 First Federal Financial Corp.*                   58
  2,667 First Financial Bancorp                         126
  1,000 First Financial Holdings, Inc.                   43
  1,198 First Indiana Corp.                              31
  1,500 First Republic Bank*                             41
  1,700 First Savings Bank of Washington                 43
  1,300 First Savings Bank, SLA                          50
  3,700 Firstplus Financial Group*                      141
    800 Flagstar Bancorp, Inc.*                          15
  1,000 Fund American Enterprise Holdings, Inc.         123
  1,600 Grand Premier Financial, Inc.                    23
  2,800 Hambrecht & Quist Group*                        107
    700 Harbor Florida Bancorp, Inc.                     46
    100 Harbor Florida Bancorp, Inc.                      7
  1,300 Harris Financial, Inc.                           25
  2,800 HFNC Financial Corp.                             42
  3,700 Homeside, Inc.*                                 102
  4,000 IMC Mortgage Company*                            54
  3,400 Insignia Financial Group, Inc., Class A*         67
  2,000 Interra Financial, Inc.                         110
  1,300 Interwest Bancorp, Inc.                          51
    500 Investment Technology Group, Inc.*               15
  1,600 Jefferies Group, Inc.                           113
  3,433 Legg Mason, Inc.*                               166
  1,600 Life Bancorp, Inc.                               50
  3,500 Long Beach Financial Corp.*                      38
  3,900 Long Island Bancorp, Inc.                       184
  2,880 McDonald & Co. Investments, Inc.                 78
 24,600 Mercury Finance Co.                              18
    500 Metris Companies, Inc.                           19
  3,737 Morgan Keegan, Inc.                              75
  2,734 New York Bancorp, Inc.                           97
  4,200 Ocwen Financial Corp.*                          102
  3,000 Pff Bancorp, Inc. *                              55
  7,150 Phoenix Duff & Phelps Corp.                      54
  3,500 Pioneer Group, Inc.                             110
  1,800 Piper Jaffray Cos., Inc.                         50

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                 Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 BROKERAGE AND FINANCIAL SERVICES--Continued
  2,100 Queens County Bancorp, Inc.                $     74
  3,285 Quick & Reilly Group, Inc.                      123
  3,850 Raymond James Financial, Inc.                   137
  1,400 Reliance Bancorp, Inc.                           46
  1,997 Resource Bancshares Mortgage Group, Inc.         27
  7,000 Roslyn Bancorp, Inc.                            152
  1,900 SEI Corp.                                        79
  2,250 Source Services Corp.*                           47
  1,200 Southern Pacific Funding Corp.*                  15
    800 St Francis Capital Corp.                         31
    300 Value Line, Inc.                                 11
    770 WFS Financial, Inc.*                              9
  1,700 WSFS Financial Corp.*                            33
                                                   --------
                                                      4,815
                                                   --------
 CHEMICALS, ALLIED PRODUCTS AND PHARMACEUTICALS--
 3.5%
  3,600 Affymetrix, Inc.*                               124
  3,600 Albermarle Corp.                                 90
  2,600 Alberto-Culver Co., Class B                      81
  1,900 Algos Pharmeceuticals Corp.*                     49
  5,100 Alliance Pharmaceutical Corporation*             49
     76 Alpha 1 Biomedicals, Inc.                         0
  2,300 Alpharma, Inc., Class A                          53
  1,900 American Safety Razor Co.*                       36
  4,600 Amylin Pharmaceuticals, Inc.*                    31
  1,300 Andrx Corp. *                                    51
  1,100 Aphton Corp.*                                    13
  2,400 Arris Pharmaceutical Corp.*                      23
  1,000 Bush Boake Allen, Inc.*                          28
  1,100 Cadus Pharmaceutical Corp.*                      14
  5,600 Calgon Carbon Corp.                              62
  3,900 Capstone Pharmacy Services, Inc.*                43
  1,400 Carbide/Graphite Group *                         54
    900 Cardinal Health ,Inc.                            68
  3,700 Carter-Wallace, Inc.                             61
      1 Cell Genesys, Inc.                                0
  4,000 Cephalone, Inc.*                                 41
  1,400 Chemed Corp.                                     55
  3,300 Chemfirst, Inc.                                  88
  3,000 Cygnus, Inc.*                                    68
    500 Del Laboratories, Inc.                           18
  3,700 Dexter Corp.                                    147
  1,700 Diagnostic Products Corp.                        47
  1,500 Emisphere Technologies, Inc.*                    30
  2,300 Fuller (H.B.) Co.                               113
  2,200 GelTex Pharmaceuticals, Inc.*                    62
  1,700 General Chemical Group, Inc.                     47
  3,700 Geon Co.                                         87
  5,500 Georgia Gulf Corp.                              171
  2,500 Guilford Pharmaceuticals, Inc.*                  56
  7,200 Hanna (M.A) Co.                                 178
  2,000 Herbalife International, Inc.                    40
  6,101 ICN Pharmaceuticals, Inc.                       302

 Shares Description                         Value
---------------------------------------------------
  5,400 ICOS Corp.*                        $     75
  3,600 Immunomedics, Inc.*                      18
  4,700 Interneuron Pharamaceuticals*            56
  4,200 Isis Pharmaceuticals, Inc.*              62
  3,600 Jones Medical Industries, Inc.          119
    800 Kos Pharmaceuticals, Inc.*               13
  1,300 Kronos, Inc.*                            41
  1,200 KV Pharmaceutical Co., Class B*          26
  5,100 Lawter International, Inc.               59
  1,500 Learonal, Inc.                           40
  1,771 Life Technologies, Inc.                  54
  3,575 Lilly Industrial, Inc.                   66
  1,000 MacDermid, Inc.                          72
  1,000 McWhorter Technologies, Inc.*            24
  3,500 Medimmune, Inc.*                        134
  4,400 Millennium Pharmaceuticals*              88
  3,600 Mineral Technologies, Inc.              158
  1,000 Miravant Medical Technologies*           47
  4,468 Mississippi Chemical Corp.               87
  2,500 NBTY, Inc.*                              54
    500 NCH Corp.                                34
  4,300 Nexstar Pharmeceuticals, Inc.*           59
  3,800 NL Industries*                           62
  3,700 Noeprobe Corp.*                          30
  3,600 OM Group, Inc.                          138
  3,400 Regeneron Pharmaceuticals, Inc.*         34
  3,300 Roberts Pharmaceutical Corp.*            34
  5,900 Schulman (A.), Inc.                     132
  3,000 Scotts Co.*                              88
  4,400 Sepracor, Inc.*                         162
  4,900 Sequus Pharmaceuticals, Inc.*            38
    900 Sonus Pharmaceuticals, Inc.*             35
  1,400 Stepan Co.                               39
  2,900 Techne Corp.*                            54
  6,500 Terra Industries, Inc.                   79
  2,635 Tetra Tech, Inc.*                        67
  1,800 Tetra Technologies, Inc.*                42
  3,000 Transkaryotic Therapies, Inc.*          104
  1,100 USA Detergents, Inc.*                    12
  1,700 Valhi, Inc.                              16
  4,000 Vertex Pharmaceuticals, Inc.*           111
  2,230 WD-40 Co.                                60
  4,400 Wellman, Inc.                            93
                                           --------
                                              5,296
                                           --------
 COMMUNICATIONS--5.1%
  2,700 ACC Corp.*                              126
  1,500 Ackerley Communications, Inc.            24
    900 Aerial Communications, Inc.*              8
  5,800 Aliant Communications, Inc.             175
  2,990 American Radio Systems Corp.            149
  2,600 American Mobile Satellite Corp.*         20
  4,300 ANTEC Corp.*                             66
  1,000 BET Holdings, Inc.*                      54
  2,700 Black Box Corp.*                         96

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                      Value
----------------------------------------------------------------
  1,120 Block Drug Co., Inc.                            $     51
  2,900 Bowne & Co., Inc.                                    111
  7,824 Brightpoint, Inc.*                                   126
  6,100 Brooks Fiber Properties*                             334
  2,650 Cable Design Technologies Corp.*                     107
  2,500 Cablevision Sytems, Class A*                         205
  2,400 California Microwave*                                 44
  2,100 Cellstar Corp.*                                       54
  1,600 Cellular Communications International, Inc.*          70
  3,680 Cellular Technical Services, Inc.*                    10
  5,200 Century Communications Corp., Class A*                36
  2,100 CFW Communications Co.                                48
  2,300 CIDCO, Inc.*                                          47
  2,200 Commnet Cellular, Inc.*                               78
  1,667 Commonwealth Telephone Enterprise *                   48
  7,950 Comsat Corp.                                         182
  1,300 Consolidated Graphics, Inc.*                          62
  2,100 Corecomm, Inc.*                                       28
  1,400 Cox Radio, Inc., Class A*                             47
  1,500 Data Transmission Network Corp.*                      41
  1,250 Davox Corp.*                                          41
  7,200 DSP Communications, Inc.*                            115
  1,500 Echostar Communications, Class A*                     27
  1,300 Emmis Broadcasting Corp., Class A*                    59
    400 Forrester Research, Inc.*                              9
  1,600 General Communications, Inc.*                         11
  4,950 Hawaiian Electric Industries                         193
  1,700 Heftel Broadcasting Corp., Class A*                  126
  4,000 HighwayMaster Communications, Inc.*                   26
  1,900 Integrated Circuit Systems*                           53
  2,700 Intermedia Communications, Inc.*                     134
  2,600 IXC Communications, Inc.*                             90
  7,200 Jacor Communications, Inc.*                          315
  2,500 Jones Intercable, Inc., Class A*                      35
  7,800 Journal Register Co.*                                132
  2,200 Lamar Advertising Co.*                                68
  3,300 Level One Communications, Inc.*                      138
  2,400 Mail-Well, Inc.*                                      78
  3,200 Marvel Entertainment Group*                            4
  1,800 Mastec, Inc.*                                         46
  5,100 Mcleodusa, Inc., Class A*                            189
  1,900 Media General, Inc.                                   81
  1,300 Metro Networks, Inc.*                                 40
  6,957 Metromedia International Group, Inc.*                 68
  8,000 Mobile Telecommunications Technologies Corp.*        139
  4,633 NTL, Inc.*                                           130
  1,500 Ods Networks, Inc.*                                   13
  4,800 Omnipoint Corp.*                                     101
  1,900 On Command Corp.*                                     24
  2,600 Outdoor Systems, Inc.*                                80
  6,000 P-COM, Inc.*                                         106
  1,300 Pacific Gateway Exchange, Inc.*                       51
  1,598 Park Electrochemical Corp.                            42

 Shares Description                                      Value
----------------------------------------------------------------
  2,600 Paxson Communications Corp.*                    $     22
  2,200 Periphonics Corp.*                                    21
     57 Perspective Biosystems, Inc.                           0
  2,900 Plantronics, Inc.*                                   108
  2,400 Powertel, Inc.*                                       47
    800 Precision Response Corporation*                        6
  2,200 Primus Telecommunications Group*                      31
  3,700 RCN Corporation*                                     121
  1,600 SAGA Communications, Inc.*                            31
  1,100 Sawtek, Inc.*                                         32
  1,100 SFX Broadcasting, Inc., Class A*                      83
  1,400 Sinclair Broadcast Group A*                           52
  1,500 Smartalk Teleservices, Inc.*                          32
  2,400 Snyder Communications, Inc.*                          81
  2,700 TCA Cable TV, Inc.                                   112
  8,300 TCI Satellite Entertainment, Class A*                 56
  5,400 Tel-Save Holdings, Inc.*                             117
  4,100 Telespectrum Worldwide, Inc.                          16
  1,200 TMP Worldwide, Inc.*                                  22
  1,350 Transaction Network Services, Inc.*                   24
  3,200 True North Communications, Inc.                       82
  6,300 U.S. Satellite Broadcasting Systems                   53
  4,200 United International Holdings, Inc., Class A*         44
    600 United Television, Inc.                               62
  1,900 United Video Satellite Group, Inc.*                   49
  2,600 Universal Outdoor Holdings*                          116
  2,400 Usld Communications Corp.*                            50
  5,800 Vanguard Cellular Systems, Inc.*                      81
  4,100 Waters Corp.*                                        176
  2,900 West Teleservices Corp.*                              34
 11,300 Western Wireless Corp., Class A                      210
  3,700 Westwood One, Inc.*                                  109
  5,300 WinStar Communications, Inc.*                        140
  1,400 Woodward Governor Co.                                 46
  1,800 Young Broadcasting Corp.*                             65
                                                        --------
                                                            7542
                                                        --------
 COMPUTERS AND OFFICE MACHINES--5.0%
    600 Act Manufacturing, Inc.*                               9
  2,900 Actel Corp.*                                          43
  3,900 Alliance Semiconductor Corp.*                         25
  3,100 Amati Communications Corp.*                           61
  3,900 American Business Info., Class B*                     43
  6,600 American Management Systems*                         154
    800 Apex Pc Solutions, Inc.*                              18
  1,000 Applied Graphics Technologies*                        47
  1,700 Arqule, Inc.*                                         35
  1,100 Aspect Development, Inc.*                             47
  1,200 Atmi, Inc.*                                           39
  4,000 Auspex Systems, Inc.*                                 45
  3,700 Avid Technology, Inc.*                               108
  2,300 Aware, Inc.*                                          23
    800 BA Merchants Services, Inc.*                          13
  3,466 BancTec, Inc.*                                        86
  1,700 BEA Systems, Inc.*                                    24

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 COMPUTERS AND OFFICE MACHINES--CONTINUED
    400 BGS Systems, Inc.                         $     13
  2,884 Boole & Babbage, Inc.*                          85
  6,000 Borland International, Inc.*                    61
  1,600 BT Office Products International, Inc.*         16
  1,600 CACI International, Inc., Class A*              32
  1,796 Cambrex Corp.                                   81
  3,200 CCC Information Services Group.*                61
    900 CFM Technologies, Inc.*                         17
  3,500 Chips & Technologies, Inc.*                     54
  9,500 Cirrus Logic, Inc.*                            126
  1,300 Claremont Technology Group*                     24
  1,100 CNET, Inc.*                                     23
    500 Complete Business Solutions*                    17
  3,000 Compserve Corp.*                                38
  4,000 Comverse Technology, Inc.*                     135
  7,800 Copytele, Inc.*                                 28
  1,300 Cybermedia, Inc.*                               29
  2,600 Cylink Corp.*                                   29
  1,500 Data Dimensions, Inc.*                          27
  6,200 Data General Corp.*                            111
    800 Day Runner, Inc.*                               31
  1,000 Deltek Systems, Inc.*                           17
  1,400 Dialogic Corp.*                                 59
  5,500 Diamond Multimedia Systems, Inc.*               54
    800 Digital Link Corp.*                             18
    700 Dupont Photomasks, Inc.*                        27
  2,500 Dynatech Corp.*                                 91
  5,300 E* Trade Group, Inc.                           133
  1,900 Edify Corp.*                                    32
  1,800 Encad, Inc.*                                    70
  1,500 Evans & Sutherland Computer Corp.*              47
  3,300 Exabyte Corp.*                                  32
  1,500 Exar Corp.*                                     38
    800 Factset Research Systems, Inc.*                 20
  2,500 Filenet Corp.*                                  69
  2,400 Fonix Corp.*                                    14
  3,100 Forte Software, Inc.*                           31
  4,900 FTP Software, Inc.*                             11
    800 General Binding Corp.                           24
  4,100 GT Interactive Software Corp.*                  34
  1,550 HBO & Co.                                       70
  5,900 HMT Technology Corp.*                           77
  2,800 Hyperion Software Corp.*                       121
    800 I2 Technologies, Inc.                           36
  1,300 Indus International, Inc.*                      18
  3,600 Industri-Matematik Intl. Corp.*                 98
  1,700 Infinity Financial Tech., Inc.*                 29
  1,500 Information Management Resources*               39
  4,500 Information Resources, Inc.*                    67
  6,700 Intergraph Corp.*                               71
  3,100 International Network Services*                 56
  8,200 International Rectifier Corp.*                 116
  2,100 Interpool, Inc.                                 29
  1,900 Itron, Inc.*                                    34

 Shares Description                          Value
----------------------------------------------------
  6,100 Learning Company, Inc.*             $    111
  1,000 LHS Group, Inc.*                          43
  2,175 Lycos, Inc.*                              66
  5,100 Macromedia, Inc.*                         51
    900 Mastech Corporation                       26
    200 Medic Computer Systems, Inc.*              7
  1,400 Medical Manager Corp.*                    26
  2,600 Mercury Interactive Corp.*                63
    800 Metro Information Services, Inc.*         21
  2,100 Metromail Corp.*                          38
  1,900 Micro Linear Corp.*                       14
  4,600 Microprobe, Inc.*                         22
  1,300 Micros Systems, Inc.*                     68
  1,300 Microtouch Systems, Inc.*                 27
    800 Midway Games, Inc.*                       16
  3,400 Mylex Corp.*                              27
  2,200 National Computer Systems, Inc.           80
  2,600 National Techteam, Inc.*                  28
  1,600 Neomagic Corp.*                           27
  2,300 Network Data Process Corp.*              116
  2,500 Network Computing Devices*                21
  6,900 Network General Corp.*                   130
  3,800 Object Design, Inc.*                      36
  1,500 Objective Systems Integrator*             14
  2,800 Open Market, Inc.*                        29
    700 Pegasystems, Inc.*                        13
  2,600 Phoenix Technologies Ltd.*                38
  9,998 Platinum Technology, Inc.*               260
  2,400 Plexus Corp.                              64
  4,700 PMC-Sierra, Inc.                         129
  1,600 Proxim, Inc.*                             19
  1,000 Radiant Systems, Inc.*                    20
  1,000 Radisys, Inc.*                            45
  1,900 Rambus, Inc.*                            106
 12,385 Rational Software Corp.*                 125
  7,100 Read-Rite Corp.*                         136
  8,000 S3, Inc.*                                 51
  4,400 Safeguard Scientifics, Inc.*             139
  2,600 Sandisk Corp.*                            64
  3,100 Santa Cruz Operation, Inc.*               18
    900 Seachange International, Inc.*             9
    700 Semtech Corp.*                            34
  6,500 Sequent Computer Systems, Inc.*          151
  4,500 Shiva Corp.*                              40
  3,200 Siebel Systems, Inc.*                    133
  1,900 SMART Modular Technologies, Inc.*        118
  1,800 Splash Technology Holdings, Inc.*         59
    600 Sunquest Information Systems *             5
  1,500 Sykes Enterprises, Inc.*                  35
  3,050 Sylvan Learning Systems, Inc.*           124
  2,800 Synetic, Inc.*                           114
  3,950 Technology Solutions Co.*                122
  3,000 Transition Systems, Inc,*                 63
  2,920 Triarc Cos., Inc., Class A*               70
  1,800 Trident Microsystems, Inc.*               21
  3,100 USCS International, Inc.*                 59

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                              Value
--------------------------------------------------------
  2,100 Walker Interactive Systems*             $     27
  1,500 Wall Data, Inc.*                              24
  6,100 Wang Labs, Inc.*                             135
  2,300 Wonderware Corp.*                             42
  5,200 Xylan Corp.*                                 107
  2,900 Zebra Technologies Corp.*                     92
  2,500 Zitel Corp.*                                  28
                                                --------
                                                   7,486
                                                --------
 CREDIT INSTITUTIONS--0.3%
  3,972 Astoria Financial Corp.                      219
  1,800 IBS Financial Corp.                           31
  1,300 JSB Financial, Inc.                           61
  2,000 National Auto Credit, Inc.*                   13
  2,300 Ryland Group, Inc.                            50
                                                --------
                                                     374
                                                --------
 ELECTRICAL SERVICES--2.1%
  1,500 Advanced Lighting Technologies, Inc.*         32
  8,500 Atlantic Energy, Inc.                        171
  2,300 Black Hills Corp.                             73
  6,800 Checkfree Corp.*                             178
  2,200 CILCORP, Inc.                                 97
  3,300 Eastern Utilities Association                 79
  9,700 El Paso Electric Co.*                         65
  2,900 Electroglas, Inc.*                            55
  2,700 Empire District Electric Co.                  51
  2,600 Envoy Corp.*                                  80
  4,900 IES Industries, Inc.                         172
  1,600 Interstate Power Co.                          53
  2,550 Madison Gas & Electric Co.                    52
  5,300 Minnesota Power & Light Co.                  205
  8,000 Nevada Power Co.                             186
  2,200 Orange & Rockland Utilities, Inc.             88
  1,900 Otter Tail Power Co.                          66
  6,100 PMT Services, Inc.*                           96
  6,700 Public Service Co. of New Mexico             137
  6,300 Rochester Gas & Electric Corp.               173
  5,000 Sierra Pacific Resources                     169
  3,850 SIGCORP, Inc.                                103
  1,600 TNP Enterprises, Inc.                         44
  5,180 Tucson Electric Power Co.*                    90
  2,200 United Illuminating Co.                       90
  8,950 Washington Water Power Co.                   191
  5,000 WPL Holdings, Inc.                           153
  3,800 WPS Resources Corp.                          115
  1,650 Yankee Energy System, Inc.                    39
  2,000 Zurn Industries, Inc.                         69
                                                --------
                                                   3,172
                                                --------
 ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--6.1%
  1,000 ADE Corp.*                                    23
  3,000 Adtran, Inc.*                                108

 Shares Description                               Value
---------------------------------------------------------
    700 Advanced Energy Industries, Inc.*        $     14
  1,075 AFC Cable Systems, Inc.*                       29
  3,800 Allen Telecom, Inc. *                          77
  2,900 Alpine Group, Inc. *                           57
  2,100 Altron, Inc.*                                  33
  9,800 Ametek, Inc.                                  233
  6,300 Ampex Corp.*                                   16
  2,800 Amphenol Corp., Class A*                      142
  2,300 ANADIGICS, Inc.*                               76
  5,700 Anixter International, Inc.*                  102
  4,022 Applied Magnetics Corp.*                       68
  7,900 Aspect Telecommunications, Inc.*              177
  2,400 Associated Group, Inc.*                        78
  3,575 Avant! Corp.*                                  86
  3,220 Baldor Electric Co.                           100
  3,900 Belden, Inc.                                  129
  1,900 Benchmark Electronics, Inc.                    53
  3,000 Berg Electronics Corp.*                        69
  4,400 BMC Industries, Inc.                           82
  4,100 Boston Technology, Inc.*                       88
  3,850 Burr-Brown Corp.*                             116
  1,000 C & D Technologies, Inc.                       46
  5,200 C-Cube Microsystems, Inc.*                    110
  3,200 Calpine Corporation*                           47
  5,400 Cellnet Data Systems, Inc.*                    45
  2,800 Central Hudson Gas & Electric                 108
  3,600 Central Lousiana Electric                     105
  5,200 Central Maine Power Co.                        73
  5,500 Checkpoint Systems, Inc.*                      89
  1,450 Chicago Miniature Lamp, Inc.*                  49
  1,500 Coherent Communications Systems Corp.*         41
  1,500 Cohu, Inc.                                     53
  2,900 Commonwealth Energy System                     83
  3,800 Computer Products, Inc.*                       75
  3,500 Credence Systems Corp.*                        94
  3,009 CTS Corp.                                     102
  4,500 Cymer, Inc.*                                   86
  9,850 Delmarva Power & Light                        208
  1,000 Digital Lightwave, Inc.*                       21
  6,000 Digital Microwave Corp.*                       95
  3,900 DII Group*                                     87
  7,400 EG&G, Inc.                                    145
  1,284 Electro Rent Corp.*                            48
  1,400 Electro Scientific Industries, Inc.*           58
  1,000 Eltron International, Inc.*                    31
  1,300 Encore Wire Corp. *                            45
  2,400 ESS Technology, Inc.*                          24
  1,800 Essex International, Inc.*                     58
  1,400 Esterline Technologies Corp.*                  50
  2,300 FEI Company*                                   38
  6,578 Flowserve Corporation                         177
  2,800 General Cable Corp.                            96
  3,100 General DataComm Industries, Inc.*             16
  1,500 Geotel Communications Co.*                     27
  9,700 Glenayre Technologies, Inc.*                  105

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                              Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
ELECTRONICS AND OTHER ELECTRICAL EQUIPMENT--CONTINUED
  4,900 Griffon Corp.*                          $     76
  1,400 HADCO Corp.*                                  87
  3,010 Harman International Industries, Inc.        152
  1,800 Holophane Corp.*                              41
  3,200 Hutchinson Technologies, Inc.*                76
  1,600 Imnet Systems, Inc.*                          26
 12,900 Integrated Device Technology, Inc.*          131
  3,000 Inter-Tel, Inc.*                              63
  7,800 Interdigital Communications Corp.*            34
  2,600 Intervoice, Inc.*                             25
    500 JPM Company                                   12
  3,000 Juno Lighting, Inc.                           58
  2,600 Kuhlman Corp.                                 92
    900 Lecroy Corp.*                                 34
  4,000 Lincoln Electric Co.                         149
  3,000 Littelfuse, Inc.*                             83
  3,100 Lojack Corp.*                                 43
  5,700 LTX Corp.*                                    32
  3,400 Magnetek, Inc.*                               71
  4,550 Methode Electronics, Inc., Class A            74
  1,900 Micrel, Inc.*                                 66
  1,100 Moog, Inc., Class A*                          40
  3,100 MRV Communications, Inc.*                     88
    800 National Presto Industries, Inc.              31
  1,700 Natural Microsystems Corp.*                   81
  2,400 North Pittsburgh Systems                      42
  2,878 Northwestern Public Service Co.               60
  2,840 Oak Industries, Inc.*                         79
    400 Optical Cable Corp.*                           4
  5,800 Pagemart Wireless, Inc., Class A*             57
 16,500 Paging Network, Inc.*                        199
  1,300 Perceptron, Inc.*                             29
  5,600 Picturetel Corp.*                             49
  4,237 Pioneer Standard Electronics, Inc.            70
    700 Powerwave Technologies, Inc.*                 17
  4,100 Premisys Communications, Inc.*               113
  2,475 PriCellular Corp.*                            27
  4,900 Ramtron International Corp.*                  32
  3,200 Robotic Vision Systems, Inc.*                 44
  1,800 Rofin-Sinar Technologies, Inc.*               27
  2,800 Sammina Corp.*                               190
  2,100 SDL, Inc.*                                    35
  1,400 Sheldahl, Inc.*                               21
  5,000 Silicon Valley Group, Inc.*                  119
  1,600 Siliconix, Inc.*                              77
  1,100 Sipex Corporation*                            34
  1,700 Spectrian Corp.*                              35
  1,000 Speedfam International, Inc.*                 26
  1,100 SPS Transaction Services, Inc.*               24
  1,300 Standard Motor Products, Inc.                 26
  1,700 Stanford Telecommunications, Inc.*            38
  1,000 Superior Telecom, Inc.*                       38
  2,000 Supertex, Inc.*                               25

 Shares  Description                             Value
--------------------------------------------------------
   2,600 Symetricon, Inc.*                      $     33
   2,300 Technitrol, Inc.                             73
   1,600 Tekelec*                                     61
     500 Thermedics Detection, Inc.*                   5
   2,900 Thermedics, Inc.*                            46
     500 Thermo Optek Corp.*                           9
     600 Thermoquest Corporation *                    10
     500 ThermoSpectra Corp.*                          5
   1,700 Thomas Industries, Inc.                      54
   1,300 Triquint Semiconductor, Inc.*                26
   1,600 Triumph Group, Inc.*                         52
   3,000 Ultratech Stepper, Inc.*                     74
   5,400 Uniphase Corp.*                             217
   3,800 Unitrode Corp.*                              71
   2,900 Valence Technology, Inc.*                    19
   1,300 Veeco Instruments, Inc.*                     52
   5,100 Vicor Corp.*                                144
   2,400 Westell Technologies, Inc., Class A*         40
   2,800 Windmere Corp.                               68
   1,700 Woodhead Industries, Inc.                    33
   3,000 World Access, Inc.*                          74
   1,000 Yurie Systems, Inc.*                         25
   4,547 Zenith Electronics Corp.*                    35
   3,250 Zilog, Inc.*                                 62
   1,500 Zygo Corp.*                                  32
   1,200 Zytec Corp.*                                 31
                                                --------
                                                   9,044
                                                --------
 FOOD AND BEVERAGES--2.0%
   5,000 Applebee's International, Inc.              106
   6,700 Bob Evans Farms, Inc.                       134
   2,000 Boston Beer Co., Inc.*                       19
     963 California Water Service Co.                 52
   2,400 Canandaigua Brands, Inc., Class A*          115
   2,400 Canandaigua Wine Company, Inc.*             113
   1,600 Cheesecake Factory, Inc.*                    49
     400 Coca-Cola Bottling Co.                       25
   6,000 Coors (Adolph) Co., Class B                 216
   3,600 Dreyer's Grand Ice Cream, Inc.               87
   3,300 Earthgrains Co.                             143
   1,100 Fine Host Corp.*                             32
   6,100 Fleming Companies, Inc.                     101
   2,800 Great Atlantic & Pac Tea Co.                 86
   5,600 Host Marriott Services Corp.*                82
   3,500 Hudson Foods, Inc.                           66
   1,500 IHOP Corp.*                                  51
   2,700 International Multifoods Corp.               73
   2,800 Lance, Inc.                                  71
   3,400 Landry's Seafood Restaurants, Inc.*          96
   5,700 Lone Star Steakhouse Saloon, Inc.*          106
   3,800 Luby's Cafeterias, Inc.                      75
   2,100 Michael Foods, Inc.                          46
     600 Mondavi (Robert) Corp., Class A*             28
     700 National Beverage Corp.*                      7
   3,050 Papa Johns International, Inc.*             101
   2,400 Rainforest Cafe, Inc.*                       86

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                           Value
-----------------------------------------------------
  1,400 Rare Hospitality Intl, Inc.*         $     15
  7,600 Richfoods Holdings, Inc.                  208
  1,200 Riviana Foods, Inc.                        23
  2,600 Ruby Tuesday, Inc.*                        68
  7,600 Ryan's Family Steak Houses, Inc.*          67
  2,050 Sbarro, Inc.                               57
  7,000 Shoney's Inc.*                             31
  5,000 Smithfield Foods, Inc.*                   177
  3,160 Suiza Foods Corp.*                        184
    600 United Natural Foods, Inc.*                14
  1,200 Worthington Foods, Inc.                    28
                                             --------
                                                3,038
                                             --------
 FOOD AND MANUFACTURING--0.4%
  2,000 Dominick's Supermarkets, Inc.*             78
     98 Farmer Bros. Co.                           15
  1,950 Performance Food Group Co.*                41
  5,300 Ralcorp Holding, Inc.*                     90
  1,000 Sanderson Farms, Inc.                      12
  3,887 Savannah Foods & Industries, Inc.          69
    100 Seaboard Corp.                             36
  3,700 Smucker (J.M.) Co.                         92
    900 TurboChef, Inc.*                            9
  4,100 Universal Foods Corp.                     170
                                             --------
                                                  612
                                             --------
 FURNITURE AND FIXTURES--0.6%
  2,100 Bassett Furniture Industries, Inc.         62
  1,300 Bush Industries, Inc.                      34
  2,100 CORT Business Services Corp.*              70
  4,400 Ethan Allen Interiors, Inc.*              169
  9,200 Heilig-Meyers Co.                         119
  2,900 Kimball International, Inc.               116
  1,800 Knoll, Inc.*                               54
  2,500 La-Z-Boy Chair Co.                        108
  3,800 Royal Appliance Manufacturing Co.*         26
  2,400 Triangle Pacific Corp.*                    77
                                             --------
                                                  835
                                             --------
 GENERAL BUILDING CONTRACTORS--1.0%
  1,700 ABT Building Products Corp.*               31
  2,700 AMCOL International Co.                    65
  1,700 Blount, Inc.                               86
  3,158 D. R. Horton, Inc.                         56
  3,900 Eagle Hardware & Garden, Inc.*             66
  2,750 Fairfield Communities, Inc. *             127
  4,600 Fleetwood Enterprises                     164
  6,300 Kaufman & Broad Home Corp.                137
  1,700 N V R, Inc. *                              38
  1,000 NCI Building Systems, Inc.*                38
  7,450 Oakwood Homes                             224
  2,356 Palm Harbor Homes, Inc.*                   68
  2,400 Pulte Corp.                                97
  4,800 Standard Pacific Corp.                     65
  3,600 Toll Brothers, Inc.*                       87
  1,879 U.S. Home Corp.*                           70

 Shares Description                            Value
------------------------------------------------------
  2,400 Webb (Del E.) Corp.                   $     52
                                              --------
                                                 1,471
                                              --------
 GLASS, CLAY AND STONE PRODUCTS--0.6%
    600 Ameron, Inc.                                39
  4,900 Ball Corp.                                 189
  1,700 Centex Construction Products, Inc.*         52
  5,600 Gentex Corp.*                              139
  2,700 Medusa Corp.                               110
  1,390 Mikasa, Inc.                                19
  1,400 Photronics, Inc.*                           67
    700 Puerto Rican Cement Co.                     30
  3,600 Southdown, Inc.                            208
                                              --------
                                                   853
                                              --------
 HEALTH SERVICES--4.4%
  2,900 Access Health Marketing, Inc.*              86
  1,600 Alternative Living Services *               43
  1,700 American HomePatient, Inc.*                 35
  4,500 Apogee, Inc.                               100
  8,300 Apria Healthcare Group, Inc. *             131
  5,000 Arterial Vascular Engineer *               277
  2,300 ATL Ultrasound, Inc.                        99
  1,300 Atria Communities, Inc. *                   22
  1,300 Barr Labs, Inc.*                            47
  1,400 Bio-Rad Labs, Inc.*                         35
  1,800 Cardiothoracic Systems, Inc. *              11
  1,400 Carematrix Corporation *                    37
  4,200 Cerner Corp.*                              101
  1,000 Closure Medical Corporation *               25
  1,600 Compdent Corp.*                             33
  2,000 Cooper Companies, Inc. *                    78
  3,700 COR Therapeutics, Inc.*                     84
  9,250 Covance, Inc. *                            168
  5,300 Creative BioMolecules, Inc.*                41
  2,000 Curative Health Services, Inc.*             57
  3,223 Enzo Biochem, Inc.*                         52
  2,100 Fuisz Technologies, Ltd.*                   19
 12,000 Gensia, Inc.*                               61
  3,500 Graham Field Health PDS *                   52
  2,400 Gulf South Medical Supply, Inc.*            78
  3,700 Haemonetics Corp.*                          54
  2,021 Healthdyne Technologies, Inc.*              39
  1,943 HealthPlan Services Corp.*                  38
  2,400 Heartport, Inc. *                           54
  1,600 Henry Schein, Inc.                          56
  3,600 Human Genome Sciences, Inc.*               148
  1,900 I-STAT Corp.*                               35
  2,900 IDEC Pharmaceuticals Corp.*                101
  5,600 Idexx Laboratories, Inc. *                  89
    800 IDX Systems Corp.*                          24
 12,700 Imatron, Inc. *                             43
  3,200 Incyte Pharmaceuticals, Inc.*              129
  2,200 Inhale Therapeutic Systems*                 68
  6,448 Integrated Health Services                 196

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                 Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 HEALTH SERVICES--Continued
  4,500 Invacare Corp.                             $    104
    800 Lab Holdings, Inc.                               19
    400 Labone, Inc.                                      7
  7,600 Laboratory Corp. of American Holdings *          16
  1,400 Landauer, Inc.                                   37
  4,458 Ligand Pharmaceuticals, Inc.*                    57
  4,700 Magellan Health Services, Inc.*                 112
  3,700 Mariner Health Group, Inc.*                      54
  2,200 Martek Biosciences Corp.*                        25
  2,800 Maxicare Health Plans, Inc.*                     36
  1,700 Medical Resources, Inc. *                        15
  2,200 Medicis Pharmaceutical, Class A *                94
  2,100 Mediq, Inc *                                     21
  1,100 MiniMed, Inc.*                                   41
  1,800 MMI Cos., Inc.                                   43
  1,633 Morrison Health Care, Inc.                       29
  1,500 Myriad Genetics, Inc.*                           41
  5,300 Nabi, Inc. *                                     23
  2,500 National Surgery Centers, Inc.*                  63
  2,900 NCS Healthcare, Inc., Class A *                  77
  2,800 Neurex Corp.*                                    44
  1,900 Neurogen Corp.*                                  37
  5,000 Neuromedical Systems, Inc.*                      19
  9,800 Novacare, Inc. *                                121
  3,200 Nova Corp.*                                      86
  3,200 Oakley, Inc. *                                   30
  2,100 Oec Medical Systems, Inc. *                      45
  2,900 OIS Optical Imaging Systems, Inc.*                5
    900 Oxigene, Inc. *                                  16
  4,000 Paracelsus Healthcare Corp. *                    22
  2,810 Paragon Health Network, Inc. *                  146
  2,600 PathoGenesis Corp.*                              92
  1,600 Pediatrix Medical Group*                         71
    900 Perclose, Inc.*                                  18
 10,700 Perrigo Co.*                                    152
  1,100 PHP Healthcare Corp.*                            18
  6,200 Physician Sales & Service *                     141
  2,600 Prime Medical Services, Inc.*                    34
  2,300 Psychemedics Corp.                               14
  4,800 Quest Diagnostics, Inc. *                        78
  3,600 Renal Care Group, Inc. *                        114
  3,700 Renal Treatment Centers, Inc. *                 123
  1,200 RES-CARE, Inc.*                                  28
  5,200 Rexall Sundown, Inc.*                           124
    600 RightChoice Managed Care, Inc., Class A*          6
  1,900 Rural/Metro Corp.*                               64
  1,400 Sabratek Corp. *                                 37
  2,700 Safeskin Corp.*                                 129
  2,400 Serologicals Corp.*                              53
  6,880 Sun Healthcare Group, Inc.*                     148
  1,500 Sunrise Assisted Living, Inc. *                  54
  3,000 Thermo Cardiosystems, Inc. *                     58
  2,300 Thermolase Corp. *                               32

 Shares Description                              Value
--------------------------------------------------------
  6,333 Total Renal Care Holdings *             $    164
  1,000 Trex Medical Corp. *                          14
  2,200 Triangle Pharmaceuticals, Inc. *              40
  3,000 Twinlab Corporation *                         55
  1,400 Universal Health Realty Income Trust          29
  3,100 Veterinary Centers of America, Inc.*          39
  2,300 Vical, Inc.*                                  32
  2,221 Vitalink Pharmacy Services, Inc.*             53
  5,300 Vivus, Inc.*                                 119
  4,500 Zila, Inc.*                                   28
                                                --------
                                                   6,492
                                                --------
 HEAVY CONSTRUCTION--0.5%
  2,300 American Residential Services                 31
  5,900 Dal-Tile International, Inc. *                64
  2,150 Elcor Corp.                                   52
  2,100 Florida Rock Industries, Inc.                 55
  1,500 Giant Cement Holdings, Inc. *                 37
  1,950 Granite Construction, Inc.                    45
  7,003 Lennar Corp.                                 146
  1,800 Lone Star Industries, Inc.                    94
    400 Mestek, Inc. *                                 7
  2,091 Morrison Knudsen Corp.*                       21
  1,500 Nortek, Inc. *                                37
  1,500 Republic Group, Inc.                          29
  1,400 Synthetic Industries, Inc. *                  41
  2,500 TJ International, Inc.                        62
    300 Watsco, Inc.                                   8
                                                --------
                                                     729
                                                --------
 INDUSTRIAL INSTRUMENTS--2.6%
  3,500 Acuson Corp.*                                 67
  3,000 ADAC Laboratories *                           63
  3,300 Alkermes, Inc.*                               65
  1,100 Analogic Corp.                                41
  2,200 Arrow International, Inc.*                    77
  4,600 Ballard Medical Products                     106
  2,600 Barnett, Inc.*                                53
  1,700 Biomatrix, Inc.*                              50
  2,300 Buckeye Cellulose Corp.*                     101
  5,800 Cincinnati Milacron, Inc.*                   171
  1,800 Circon Corp.*                                 27
  3,100 CNS, Inc. *                                   24
  5,400 Cognex Corp.*                                144
  1,800 Coherent, Inc.*                               68
  2,150 Commercial Intertech Corp.                    38
  2,450 CONMED Corp.*                                 58
    976 Cubic Corp.                                   29
  2,500 Cytyc Corp.*                                  54
  2,400 Daniel Industries, Inc.                       45
  2,200 Datascope Corp.*                              56
  1,900 Dionex Corp.*                                 95
  3,400 Etec Systems, Inc. *                         156
  4,100 Ferro Corp.                                  157
  3,300 Fisher Scientific International, Inc.        158
  2,300 Fluke (John) Manufacturing Co., Inc.*         55

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                 Value
-----------------------------------------------------------
  4,300 Genrad, Inc.*                             $     114
  4,700 Gilead Sciences, Inc.*                          162
    875 Hach Co.                                         10
  1,800 Hologic, Inc.*                                   47
  4,200 Kennametal, Inc.                                221
    900 Lunar Corp.*                                     20
  2,300 Marquette Medical Systems, Inc.*                 52
  3,300 Mascotech, Inc.                                  57
  3,964 Mentor Corp.                                    135
    600 Mine Safety Appliances Co.                       40
  1,500 MTS Systems Corp.                                58
  2,800 Physio-Control International Corp.*              44
  1,900 Possis Corp.*                                    27
  3,200 Respironics, Inc.*                               86
  2,600 SangStat Medical Corp.*                          91
  1,600 Spine-Tech, Inc. *                               53
  1,800 Staar Surgical Co.*                              31
  1,100 Starrett (L.S.) Co.                              42
  2,800 Sunrise Medical, Inc.*                           44
  1,000 Tech-Sym Corp.*                                  30
  2,650 TECNOL Medical Products, Inc.*                   58
  1,800 Theragenics Corp.*                               72
  2,500 Theratech, Inc.*                                 26
  3,600 Trimble Navigation, Ltd.*                        76
    900 Vital Signs, Inc.                                18
  1,296 Watkins-Johnson Co.                              41
  2,500 Watsco, Inc.                                     65
  2,400 X-Rite, Inc.                                     46
  1,700 Zoltek Companies, Inc.*                          63
                                                  ---------
                                                      3,787
                                                  ---------
 INSURANCE SERVICES--3.8%
  2,000 Acceptance Insurance Cos., Inc.*                 49
  3,000 Alfa Corp.                                       49
  2,375 Allied Group, Inc.                               97
  1,424 American Annuity Group, Inc.*                    30
  1,450 American Heritage Life Investment Corp.          53
  3,700 Amerin Corp.*                                    86
    800 Amerus Life Holdings, Class A                    26
  2,200 Amvestors Financial Corp.                        48
  3,100 Argonaut Group, Inc.                            103
  1,900 Baldwin & Lyons, Inc.                            46
  3,700 Berkley (W.R.) Corp.                            154
  1,700 Blanch (E.W.) Holdings, Inc.                     59
  1,700 Capital RE Corp.                                 95
  1,400 Capitol Transamerica Corp.                       33
  1,300 Chartwell Re Corporation                         44
  1,100 Citizens Corporation                             32
  2,000 CNA Surety Corporation *                         29
  3,200 Commerce Group, Inc.                            100
  5,300 Coventry Corp.*                                  79
  2,399 Delphi Financial Group, Inc.*                    96
  2,100 Enhance Financial Services Group, Inc.          117
  1,700 Executive Risk, Inc.                            111
  2,700 FBL Financial Group, Inc., Class A              107

 Shares Description                                      Value
----------------------------------------------------------------
  4,974 FINL Security Assurance Holdings, Inc.          $    218
  1,600 First American Financial, Corp.                       98
  1,200 Foremost Corp. of America                             73
  3,612 Fremont General Corp.                                166
  4,068 Frontier Insurance Group, Inc.                        98
  3,085 Gainsco, Inc.                                         26
  2,600 Gallagher (Arthur J.) & Co.                           93
  1,500 Guarantee Life Companies, Inc.                        37
    500 Guaranty National Corp.                               18
  2,000 Harleysville Group, Inc.                              46
  4,200 Hartford Life, Class A                               161
  4,900 HCC Insurance Holdings, Inc.*                         92
  2,400 Highlands Insurance Group, Inc.*                      68
  2,100 Hilb, Rogal & Hamilton Co.                            40
  3,200 HSB Group, Inc.                                      166
  3,300 International Alliance Services, Inc.*                48
  4,100 John Alden Financial Corp.                           110
    600 Kansas City Life Insurance Co.                        50
  1,400 Life Reinsurance Corp.                                80
  2,800 Life USA Holding, Inc.*                               47
    700 Markel Corp.*                                        108
    900 Meadowbrook Insurance Group, Inc.                     21
  3,300 Medical Assurance, Inc.*                              94
  2,300 NAC Re Corp.                                         103
    300 National Western Life Insurance Co.*                  28
    600 Nationwide Financial Services, Class A                21
    700 Nymagic, Inc.                                         18
  4,480 Orion Capital Corp.                                  202
    900 Penn Treaty American Corp.*                           29
  4,300 Penncorp Financial Group, Inc.                       145
    900 Philadelphia Consolidated Holding Corporation         15
  1,050 Poe & Brown, Inc.                                     44
  4,000 Presidential Life Corp.                               81
  1,951 PXRE Corp.                                            58
  6,100 Reinsurance Group of America, Inc.                   260
  1,914 Reliastar Financial Corp.                             71
  2,700 Risk Capital Holdings, Inc.*                          62
  1,165 RLI Corp.                                             51
  2,100 Scpie Holdings, Inc.                                  59
  2,300 Selective Insurance Group, Inc.                      116
  2,500 Sierra Health Services, Inc.*                         91
  1,650 State Auto Financial Corp.                            41
  1,200 Titan Holdings, Inc.                                  25
  1,950 Trenwick Group, Inc.                                  72
  2,100 Triad Guaranty, Inc.                                  62
  4,120 United Cos. Financial Corp.                           91
  1,150 United Fire & Casualty Co.                            50
  1,300 United Wisconsin Services, Inc.                       32
  2,000 Vesta Insurance Group, Inc.                          110
  1,800 Washington National Corp.                             60
  1,600 Zenith National Insurance Corp.                       43
                                                        --------
                                                           5,641
                                                        --------
 JEWELRY AND PRECIOUS METALS--0.0%
  1,500 Oneida Ltd.                                           56
                                                        --------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                              Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 LEATHER PRODUCTS--0.2%
  2,900 Brown Group, Inc.                       $     47
  2,700 Justin Industries, Inc.                       39
    800 Timberland Co.*                               62
  2,300 Wolverine Tube, Inc.*                         73
                                                --------
                                                     221
                                                --------
 LUMBER AND WOOD PRODUCTS--0.1%
    850 Halter Marine Group, Inc.*                    24
  5,600 Newport News Shipbuilding*                   136
  2,200 Pope & Talbot, Inc.                           36
                                                --------
                                                     196
                                                --------
 MACHINERY--2.6%
  2,800 Aftermarket Technology Corp.*                 57
    600 Ag-Chem Equipment Co., Inc.*                  10
  1,300 Alamo Group, Inc.                             27
  1,700 Allied Products Corp.                         41
  1,400 Asyst Technologies, Inc.*                     43
  1,800 Avondale Industries, Inc.*                    51
  1,800 Brown & Sharpe Mfg. Co., Class A *            18
  1,600 Cascade Corp.                                 29
  1,300 Chart Industries, Inc.                        30
  1,800 Columbus Mckinnon Corp.                       42
  2,266 Commercial Metals Co.                         75
  3,200 Donaldson Co., Inc.                          154
  1,100 DT Industries, Inc.                           31
  1,500 Excel Industries, Inc.                        29
  3,000 Figgie International Holdings, Inc.*          41
    668 Franklin Electric Co., Inc.                   37
  3,600 FSI International, Inc.*                      55
  1,200 Gardner Denver Machinery, Inc. *              45
  1,400 Gleason Corp.                                 36
  3,600 Global Industrial Technologies, Inc.*         64
  1,997 Graco, Inc.                                   71
  4,800 Hayes Wheels Intl., Inc. *                   143
  2,700 Helix Technology Corp.                        64
  1,000 Hirsch International Corp., Class A *         20
  4,725 IDEX Corp.                                   157
  6,800 Imation Corp. *                              119
  3,000 Indentix, Inc.                                30
  2,700 Integrated Process Equipment Corp.*           58
  2,600 Ionics, Inc.*                                 96
  7,000 JLG Industries, Inc.                          90
  5,300 Kaydon Corp.                                 175
  3,600 Kulicke & Soffa Industries, Inc.*             99
  1,500 Lindsay Manufacturing Co.*                    61
  2,825 Manitowoc Co., Inc.                           94
  8,300 Marine Drilling Co., Inc.*                   189
  9,600 Mentor Graphics Corp. *                       91
  3,600 Modine Manufacturing Co.                     122
  3,450 Mohawk Industries, Inc.*                     104
  2,300 Nordson Corp.                                121
  2,300 Omniquip International, Inc.                  44
  1,600 Osmonics, Inc.*                               23

 Shares Description                                Value
----------------------------------------------------------
    599 Pilgrims Pride Corp.                      $     10
  3,400 Regal-Beloit Corp.                              92
  2,300 Rexel, Inc.*                                    52
  1,248 Robbins & Myers, Inc.                           48
  5,000 Roper Industries, Inc.                         144
  1,800 Specialty Equipment Cos., Inc.*                 28
  2,200 SPX Corp.                                      150
  3,800 TBC Corp. *                                     38
  1,800 Terex Corp. *                                   37
  1,200 Thermadyne Holdings Corp. *                     36
  1,900 Thermo Fibertek, Inc. *                         22
  3,125 Titan International, Inc.                       63
  1,900 Toro Co.                                        84
    700 Tractor Supply Co.*                             11
  2,700 Varco International, Inc.*                     138
                                                  --------
                                                     3,839
                                                  --------
 MANUFACTURING--GENERAL--1.0%
    700 Bacou U.S.A., Inc.*                             12
  3,280 Brady (W.H.) Co.                               101
  1,000 Consolidated Cigar Holdings, Inc. *             28
  2,550 Cuno, Inc. *                                    43
  1,100 DBT Online, Inc. *                              28
  6,500 First Brands Corp.                             167
  9,000 Furniture Brands International, Inc.*          176
  2,800 General Cigar Holdings, Inc.                    66
      1 General Cigar Holdings, Inc., Class B *          0
  3,000 Hexcel Corp.*                                   76
  2,300 Innovex, Inc.                                   53
  1,300 Insilico Corp.*                                 45
  2,000 Jabil Circuit, Inc.*                            96
  6,300 Kemet Corp.*                                   149
  1,000 Matthews International Corp., Class A           43
  4,600 Polymer Group, Inc. *                           45
  1,500 Rockshox, Inc. *                                13
  2,600 Samsonite Corp.*                                94
  2,400 Seattle Filmworks, Inc.*                        24
    800 Simpson Manufacturing Co.*                      28
  1,700 Toy Biz, Inc.*                                  15
  2,600 Tracor, Inc.*                                   73
    700 Tremont Corp.*                                  40
    700 Trigen Energy Corp.                             16
  1,800 U. S. Can Corporation *                         30
    500 Wesley Jessen Visioncare *                      15
  2,400 Westinghouse Air Brake Co.                      55
  2,800 Wireless Telecom Group, Inc.                    20
                                                  --------
                                                     1,551
                                                  --------
 MERCHANDISE--GENERAL--0.8%
  2,100 Action Performance Companies, Inc.*             61
    500 Aep Industries, Inc. *                          15
  4,700 American Pad & Paper Co. *                      68
  3,900 Amerisource Corp.*                             253
    800 Amscan Holdings, Inc. *                         13
  3,000 Central Garden & Pet Co. *                      85
  3,000 Church & Dwight Co., Inc.                       87

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                               Value
---------------------------------------------------------
  1,600 Cross (A.T.) Co.                         $     17
  3,100 Department 56, Inc.*                           90
  1,400 Hunt Corp.                                     30
  6,300 Jostens, Inc.                                 151
  2,500 Libbey, Inc.                                   99
  4,400 Playtex Products, Inc.*                        43
  3,000 Silgan Holdings, Inc. *                       104
                                                 --------
                                                    1,116
                                                 --------
 METAL MINING--0.3%
  1,700 Cleveland Cliffs, Inc.                         73
  3,500 Coeur D'Alene Mines Corp. *                    30
  3,900 Freeport-McMoran Copper and Gold, Inc.        123
  4,317 Getchell Gold Corp.*                          113
  8,900 Hecla Mining Co.*                              44
  2,900 Stillwater Mining Co. *                        53
                                                 --------
                                                      436
                                                 --------
 METAL PRODUCTS--1.1%
  1,200 Alltrista Corp.*                               35
  7,800 Amax Gold, Inc.*                               17
  3,000 Applied Industrial Tech, Inc.                  85
  2,900 Aptargroup, Inc.                              165
  1,700 Barnes Group, Inc.                             44
  1,050 Butler Manufacturing Co.                       36
  3,200 Century Aluminum Company                       47
  1,400 Chase Brass Industries, Inc.*                  34
  1,100 Citation Corp.*                                19
  2,600 Clarcor, Inc.                                  77
  2,300 Commonwealth Industrial, Inc.                  38
  5,600 Equitable Resources                           181
  2,500 Material Sciences Corp.*                       37
  1,400 Maverick Tube Corp. *                          40
  4,700 Miller Industries, Inc.*                       46
  1,900 NN Ball & Roller, Inc.                         16
  2,600 Oregon Metallurgical Corp.*                    84
    700 Penn Engineering & Manufacturing Corp.         18
  2,200 Quanex Corp.                                   65
    800 Ryerson Tull, Inc., Class A *                  12
  1,500 Shaw Group, Inc. *                             37
    600 Special Metals Corp. *                         11
  1,628 SPS Technologies, Inc.*                        71
  2,700 Titanium Metals Corporation *                  83
  2,900 TriMas Corp.                                   90
  2,900 Watts Industries, Inc., Class A                74
  3,100 Wyman-Gordon Co.*                              66
  2,000 Zero Corp.                                     56
                                                 --------
                                                    1,584
                                                 --------
 MINING, QUARRYING OF NONMETALLIC MINERAL--0.2%
  2,500 Cliff's Drilling Co.*                         139
  2,300 RMI Titanium Corp.*                            55
  2,600 Zeigler Coal Holding Co.                       41
                                                 --------
                                                     235
                                                 --------

 Shares Description                                   Value
-------------------------------------------------------------
 MISCELLANEOUS INVESTING INSTITUTIONS--1.6%
  5,524 BRE Properties, Inc.                         $    159
  3,800 Burnham Pacific Properties, Inc.                   54
  8,375 Capstead Mortgage Corp.                           211
  7,804 Champion Enterprises, Inc.*                       150
  1,300 Corus Bankshares, Inc.                             45
  6,600 Franchise Finance Corp.                           175
  9,600 Geotek Communications, Inc.*                       19
  2,808 Horizon Group, Inc. *                              33
  3,700 Hospital Properties Trust                         132
  4,800 IRT Property Co.                                   58
    800 John Nuveen and Company, Inc.                      29
  3,000 Koger Equity, Inc.                                 63
  3,600 LTC Properties, Inc.                               74
  2,559 MAF Bancorp, Inc.                                  83
  2,200 Meridian Industrial Trust, Inc.                    51
  6,100 Merry Land & Investment Co., Inc.                 143
  2,200 MGI Properties, Inc.                               51
  7,800 Mid Atlantic Medical Services, Inc.*              104
  6,199 Patriot American Hospitality, Inc.                194
    900 PEC Israel Economic Corp.*                         18
  1,604 Peoples First Corp.                                58
  4,800 Reckson Associates Realty Corp.                   128
  2,400 Redwood Trust, Inc.                                61
  2,200 Seacor Holdings, Inc.*                            123
  4,300 Smith, (Charles E.)
         Residential Realty, Inc.                         148
  1,800 Trans Financial Bancorp, Inc.                      62
                                                     --------
                                                        2,426
                                                     --------
 NATURAL GAS TRANSMISSION--1.2%
  4,750 Atmos Energy Corp.                                126
  2,200 Bay State Gas Co.                                  65
  1,400 Colonial Gas Co.                                   35
  1,500 Connecticut Energy Corp.                           39
  1,700 CTG Resources, Inc.                                41
  3,100 Eastern Enterprises                               125
  2,000 Energen Corp.                                      76
 15,800 Kelley Oil and Gas Corp.*                          46
  2,800 Laclede Gas Co.                                    72
  1,600 NUI Corp.                                          39
  3,800 Oneok, Inc.                                       142
  4,776 Piedmont Natural Gas Co.                          156
  4,200 Primark Corp.*                                    142
  3,150 Public Service Co. of North Carolina, Inc.         64
  2,757 Tejas Gas Corp.*                                  169
  5,300 UGI Corp.                                         147
  7,000 Washington Gas Light Co.                          188
  3,000 Wicor, Inc.                                       138
                                                     --------
                                                        1,810
                                                     --------
 OIL AND GAS--2.9%
  9,100 AGL Resources, Inc.                               179
    900 Aquila Gas Pipeline Corp.                          13
  1,700 Atwood Oceanics, Inc.*                             84
  5,040 Barrett Resources Corp.*                          149

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                             Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 OIL AND GAS--Continued
  1,400 Belco Oil & Gas Corp.*                 $     29
  5,000 Benton Oil & Gas Co.*                        72
  2,900 Berry Petroleum Co.                          54
  4,200 Brown (Tom), Inc.*                           92
  3,300 Cabot Oil & Gas Corp.                        68
  3,100 Calmat Co.                                   81
    800 Carbo Ceramics, Inc.                         26
  7,500 Chesapeake Energy Corp.                      58
  4,100 Coho Energy, Inc.*                           42
  3,900 Comstock Resources, Inc.*                    51
  3,600 Cross Timbers Oil Co.                        83
  3,600 Devon Energy Corp.                          140
    500 DLB Oil & Gas, Inc.*                          6
  2,000 Forcenergy, Inc.*                            62
  4,500 Forest Oil Corp.*                            72
 11,400 Grey Wolf, Inc.*                             71
 16,300 Harken Energy Corp.*                         91
  1,300 Houston Exploration Company*                 28
  2,400 HS Resources, Inc.*                          38
  1,100 Hugoton Energy Corp.*                        11
  3,600 Indiana Energy, Inc.                        101
  6,500 Input/ Output, Inc.*                        168
  3,800 KCS Energy, Inc.                             90
  1,900 Key Energy Group, Inc.*                      46
  5,176 Meridian Resource Corp.*                     55
  5,800 National-Oilwell, Inc.*                     184
  2,900 New Jersey Resources                        101
  1,100 North Carolina Natural Gas                   36
  3,600 Northwest Natural Gas Co.                   101
  3,200 Nuevo Energy Co.*                           133
  1,800 Ocean Energy, Inc.*                         101
  3,700 Oceaneering International, Inc.*             76
 11,000 Parker Drilling Co.*                        145
  1,800 Patterson Energy, Inc.*                      66
  1,500 Pennsylvania Enterprises, Inc.               38
  2,700 Plains Resources, Inc.*                      45
  3,100 Pool Energy Services Co.*                    80
  6,900 Pride International, Inc.*                  191
  5,700 Quaker State Corp.                           88
  1,000 Rutherford-Moran Oil Corp.*                  20
  2,093 Semco Energy, Inc.                           36
  4,200 Snyder Oil Corp.                             83
  1,220 South Jersey Industries                      31
  1,380 Southern Union Company*                      35
  4,400 Southwest Gas Corp.                          82
  4,000 Southwestern Energy Company                  47
  1,800 St Mary Land & Exploration                   74
  2,720 Swift Energy Co.*                            59
  5,200 Titan Exploration, Inc.*                     62
  7,000 Tuboscope Vetco International Corp.*        172
  3,900 Unit Corp.*                                  43
  5,200 Vintage Petroleum, Inc.                     101

 Shares Description                             Value
-------------------------------------------------------
  3,300 Western Gas Resources, Inc.                  75
                                               --------
                                                  4,365
                                               --------
 ORDNANCE AND ACCESSORIES--0.0%
  3,100 Sturm Ruger & Co., Inc.                $     56
                                               --------
 OTHER SERVICES--1.8%
  1,300 Abacus Direct Corp.*                         54
  3,700 ADR Information Services, Inc.*              89
  9,150 Acnielsen Corp.*                            205
    800 Administaff, Inc.                            18
  2,600 Apac Teleservices, Inc.*                     36
  1,400 Applied Analytical Industries, Inc.*         17
  3,000 Budget Group, Inc., Class A*                107
  1,400 Caribiner Intl., Inc.*                       59
    800 Central Parking Corp.                        46
    400 Christiana Companies*                        15
  1,000 CKS Group, Inc.*                             13
  1,600 Coinmach Laundry Corp.*                      32
    800 Computer Learning Centers*                   44
  5,307 Concentra Managed Care, Inc.*               180
  1,400 Education Management Corp.*                  35
  1,000 Firearms Training Systems*                    6
  3,500 FPA Medical Management, Inc.*                90
  4,100 Franklin Covey Co.*                          87
  2,650 Kelly Services, Inc., Class A                77
  1,600 McGrath Rentcorp                             35
 11,700 Medaphis Corp.*                              59
  1,700 Medquist, Inc.*                              44
  1,600 Memberworks, Inc.*                           29
    600 Metzler Group, Inc.*                         23
  2,300 Moneygram Payment Systems, Inc.*             30
  1,100 National Processing, Inc.*                   11
    700 NCO Group, Inc.*                             27
  8,100 Ogden Corp.                                 216
  3,800 Physicians Reliance Network*                 37
  1,400 Pixar, Inc.*                                 32
  1,300 Profit Recovery Group International*         20
  1,100 Quick Response Services, Inc.*               39
  1,180 Registry, Inc.*                              52
  1,400 Rental Service Corp.*                        35
  3,300 Rollins, Inc.                                67
     24 Score Board, Inc.                             0
  1,500 Service Experts, Inc.*                       41
  1,200 Sovran Self Storage, Inc.                    37
  2,200 Staffmark, Inc.*                             77
    850 Strayer Education, Inc.                      29
    500 Superior Consultant Holdings*                15
  2,500 Trico Marine Services, Inc.*                 70
  6,800 Trigon Healthcare, Inc.*                    174
  1,600 U S Rentals, Inc.*                           41
    400 Vincam Group, Inc.*                          14
  1,600 Wackenhut Corrections Corp.*                 45
  5,800 Walter Industries, Inc.*                    115
  1,500 Whittman-Hart, Inc.*                         49
                                               --------
                                                  2,673
                                               --------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                 Value
-----------------------------------------------------------
 PAPER PRODUCTS--0.6%
  3,400 Chesapeake Corp.                           $    116
  1,900 Deltic Timber Corp.                              55
  8,500 Gaylord Container Corp.*                         58
  2,200 Greif Bros. Corp.                                73
  2,179 Mosinee Paper Corp.                              65
  1,700 Paragon Trade Brands, Inc. *                     38
  4,932 Paxar Corp.*                                     74
  5,570 Rock-Tenn Co.                                   113
  2,600 Schweitzer-Mauduit International, Inc.           92
  2,300 Shorewood Packaging Corp.*                       55
  1,900 Universal Forest Products, Inc.                  29
  4,500 Wausau Paper Mills Co.                           96
                                                   --------
                                                        864
                                                   --------
 PERSONAL SERVICES--0.4%
  4,150 Bristol Hotel Co.*                              103
  2,900 Catalina Marketing Corp.*                       134
  1,900 CPI Corp.                                        35
  1,500 Equity Corp. International *                     32
  3,050 G & K Services, Inc.                            112
  4,100 Glatfelter (P.H) Co.                             78
  1,973 Marcus Corp.                                     56
  4,600 Red Roof Inns, Inc.*                             73
  1,400 Unifirst Corp.                                   36
                                                   --------
                                                        659
                                                   --------
 PETROLEUM PRODUCTS--0.4%
  3,300 Lomak Petroleum, Inc.                            57
  2,956 Louis Dreyfus Natural Gas Corp.*                 61
  5,200 Newfield Exploration, Inc.*                     121
 10,160 Newpark Resources, Inc.*                        203
    900 RPC, Inc.                                        24
  1,800 Seitel, Inc.*                                    69
  1,800 Stone Energy Corp.*                              52
  4,300 Tesoro Petroleum Corp.*                          71
                                                   --------
                                                        658
                                                   --------
 PRINTING AND PUBLISHING--1.0%
  1,950 American Business Products, Inc.                 40
  6,700 American Media, Inc., Class A *                  52
  2,600 Big Flower Press Holdings, Inc.*                 57
    900 CSS Industries, Inc.*                            30
  1,000 Devon Group, Inc.*                               42
  1,400 Express Scripts, Inc.*                           83
  2,600 Gibson Greetings, Inc.*                          61
  4,200 Golden Books Family Entertainment, Inc.*         39
  5,000 Harland (John H.) Co.                           103
  4,800 Houghton Mifflin Co. *                          179
  2,575 McClatchy Newspapers, Inc., Class A              74
  2,108 Merrill Corp.                                    42
  1,750 Nelson (Thomas), Inc.                            20
  1,900 New England Business Service, Inc.               60
  2,800 Playboy Enterprises, Inc.*                       38
  1,666 Pulitzer Publishing Co.                          91

 Shares Description                            Value
------------------------------------------------------
  2,000 Scholastic Corp.*                     $     76
  2,100 Standard Register Co.                       72
    400 Steck-Vaughn Publishing Corp.*               6
  7,500 Topps, Inc.*                                19
    400 Waverly, Inc.*                              17
  2,100 Wiley (John) & Sons, Inc.                   96
  6,100 World Color Press, Inc.*                   163
                                              --------
                                                 1,460
                                              --------
 PROFESSIONAL SERVICES--5.5%
  2,620 ABM Industries, Inc.                        73
  6,600 Acclaim Entertainment, Inc.*                27
  1,900 Activision, Inc.*                           30
  5,800 Acxiom Corp.*                              100
    600 Advent Software, Inc.*                      14
  3,925 Advo, Inc. *                                85
  5,800 Affiliated Computer Services, Inc.*        136
  2,300 Alternative Resources Corp.*                56
  2,600 AMERCO*                                     73
  5,300 American Oncology Resources, Inc.*          72
  2,374 Analysts International Corp.               113
  1,800 Arbor Software Corp.*                       54
  3,400 Aspen Technologies, Inc.*                  130
  5,000 Banta Corp.                                125
  1,600 Barra, Inc.*                                45
  4,700 BDM International*                         137
  3,500 BE Aerospace, Inc.*                        111
  2,100 Bell & Howell Co.*                          50
  2,500 Billing Information Concepts*              111
  4,100 Bisys Group, Inc.*                         131
    900 BRC Holdings, Inc.*                         37
  3,300 Broderbund Software, Inc.*                  96
  1,600 CDI Corp.*                                  66
  1,200 Ciber, Inc.*                                53
  4,100 Citrix Systems, Inc.*                      294
  3,300 Clarify, Inc.*                              35
  2,100 ClinTrials Research, Inc.*                  18
  4,400 Computer Horizons Corp.*                   145
  2,400 Computer Task Group, Inc.                   76
 10,200 Computervision Corp.*                       37
  4,500 COREStaff, Inc.*                           121
  4,100 CSG Systems International, Inc.*           152
  1,500 Documentum, Inc.*                           47
  4,200 Employee Solutions, Inc.*                   23
  1,500 Fair Isaac & Co.                            64
  3,200 Gerber Scientific, Inc.                     64
  8,500 Global Industries, Ltd.*                   136
    100 Grey Advertising, Inc.                      36
  2,600 HA-LO Industries, Inc.*                     66
  2,850 Harbinger Corp.*                            86
  1,900 HCIA, Inc.*                                 23
  1,850 Henry (Jack) & Associates, Inc.             47
  2,600 HNC Software, Inc. *                        82
    878 Holly Corp.                                 24
  2,500 HPR, Inc.*                                  66
  1,400 IKOS Systems, Inc.*                         11

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                   Value
-------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 PROFESSIONAL SERVICES--Continued
  1,700 Inacom Corp.*                                $     48
  1,700 Infocus Systems*                                   56
  1,500 Inso Corp.*                                        16
  2,500 Integrated Systems Consulting Group, Inc.*         39
  6,400 Interim Services, Inc.*                           181
  3,300 Intersolv, Inc.*                                   53
    500 Intevac, Inc.*                                      5
    900 Iron Mountain, Inc.*                               34
    750 ITT Educational Services, Inc.*                    16
  1,400 JDA Software Group, Inc.*                          43
  2,000 Landstar Systems, Inc.*                            52
  1,400 Layne Christensen Company*                         24
  1,600 Learning Tree International, Inc.*                 40
  2,800 Legato Systems, Inc.*                             107
  2,600 Manugistics Group, Inc.*                           91
  2,100 May & Speh, Inc.*                                  28
  4,650 MDU Resources Group, Inc.                         139
  3,700 National Health Investors, Inc.                   147
  2,150 National Instruments Corp.*                        58
  3,400 Network Equipment Technologies, Inc.*              50
  1,100 NHP, Inc.*                                         32
  1,550 Nichols Research Corp.*                            36
  2,200 Nimbus CD International, Inc.*                     22
  2,200 Norrell Corp.                                      54
  6,000 Oak Technology, Inc.*                              50
  1,700 On Assignment, Inc.*                               40
  5,400 Orthodontic Centers of America, Inc.*              98
  1,900 Personnel Group of America, Inc.*                  69
  2,400 PhyMatrix Corp.*                                   35
  4,900 Physician Computer Network, Inc.*                  24
  4,900 Physician Resource Group, Inc.*                    28
  1,250 Pinkertons, Inc.*                                  29
  2,500 Policy Management Systems Corp.*                  162
  3,600 Pre-Paid Legal Services, Inc.*                    102
  3,400 Premiere Technologies, Inc.*                       81
  1,900 Progress Software Corp.*                           39
  1,600 Project Software & Development, Inc.*              31
  2,500 Protein Design Labs, Inc.*                        105
  5,400 PSINET, Inc.*                                      36
    900 Raptor Systems, Inc.*                              14
  3,300 Remedy Corp.*                                     144
  2,700 Romac International, Inc.*                         53
    500 Sapient Corp.*                                     26
  3,250 Scopus Technologies, Inc.*                         39
  7,500 Sitel Corp.*                                       70
  6,600 Sotheby's Holdings, Inc., Class A                 113
  1,000 SPSS, Inc.*                                        25
  5,400 Structural Dynamics Research Corp.*                90
  4,750 System Software Associates, Inc.*                  63
  2,600 Systems & Computer Technology Corp.*              122
  3,300 Systemsoft Corp.*                                  24
  2,500 Telxon Corp.                                       61
    750 Thermo Ecotek Corporation*                         10

 Shares Description                                 Value
-----------------------------------------------------------
    565 Thermo TerraTech, Inc.*                    $      5
  1,550 Thermotrex Corp.*                                38
  6,900 Vanstar Corp.*                                   95
  1,500 Vantive Corp. *                                  36
  3,500 Veritas DGC, Inc.*                              140
  4,275 Veritas Software Corp.*                         187
  3,000 Viasoft, Inc.*                                  110
  2,100 VideoServer, Inc.*                               32
  2,700 Viewlogic Systems, Inc.*                         72
  3,700 Visio Corp.*                                    139
  1,700 VISX Corp.*                                      42
  1,300 Volt Information Sciences, Inc.*                 83
  2,097 Wackenhut Corp.                                  45
  3,125 Wind River Systems*                             121
  3,600 Xircom, Inc.*                                    38
  3,700 Yahoo!, Inc.*                                   189
  1,500 Zoran Corp.*                                     26
                                                   --------
                                                      8,130
                                                   --------
 REAL ESTATE--6.3%
  1,100 Alexandria Real Estate                           34
  2,300 Allied Capital Commercial                        74
  1,500 Ambassador Apartments, Inc.                      30
  2,400 Amercian General Hospitality Corporation         65
  3,400 American Health Properties, Inc.                 88
  1,812 American Homestar Corp.*                         25
  2,500 AMLI Residential Properties                      58
  5,700 Apartment Investment & Management Co.           202
  5,400 Arden Realty Group, Inc.                        164
  1,800 Associated Estates Realty Corp.                  41
  5,800 Avalon Properties, Inc.                         178
  1,100 Avatar Holdings, Inc.*                           31
  4,000 Bay Apartment Communities, Inc.                 160
  1,800 Bedford Property Investors                       37
  4,200 Berkshire Realty, Inc.                           48
  1,400 Boykin Lodging Company                           36
  3,503 Bradley Real Estate Trust                        71
  8,000 California Realty Corp.                         318
  5,064 Camden Property Trust                           166
  2,500 Capstone Capital Corp.                           59
  2,500 Castle & Cooke, Inc.*                            42
  1,700 CB Community Real Estate Services*               57
  3,500 CBL & Associates Properties, Inc.                84
  2,700 Centerpoint Properties Corp.                     89
  4,100 Chateau Communities, Inc.                       125
  2,300 Chelsea GCA Realty, Inc.                         87
  8,100 Choice Hotels Intl., Inc.*                      141
  4,000 Colonial Property Trust*                        115
  3,800 Commercial Net Lease Realty                      61
  7,500 Cornerstone Properties, Inc.                    145
  5,200 Cornerstone Realty Income Trust                  59
  3,700 Cousins Properties, Inc.                        112
  4,500 Crown American Realty Trust                      40
  3,100 Developers Diversified Realty Corp.             121
  6,700 Dynex Capital, Inc.                              93

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                                   Value
-------------------------------------------------------------
  2,600 Eastgroup Properties                         $     56
  5,300 Equity Inns, Inc.                                  80
  2,000 Essex Property Trust, Inc.                         72
  3,300 Evans Withycombe Residential, Inc.                 82
  3,400 Excel Realty Trust, Inc.                          104
  6,300 Federal Realty Investment Trust                   159
  5,000 FelCor Suite Hotel, Inc.                          182
  5,800 First Industrial Realty Trust                     205
  4,400 First Union Real Estate                            65
  1,000 Forest City Enterprises, Inc.                      57
  3,100 Gables Residential Trust                           84
  5,600 General Growth Properties, Inc.                   207
  1,262 Getty Realty Corp.                                 24
  3,300 Glenborough Realty Trust, Inc.                     89
  3,500 Glimcher Realty Trust                              77
  2,000 Great Lakes REIT, Inc.                             38
  3,100 Grubb & Ellis Co. *                                39
  4,600 Health Care Property Investors, Inc.              182
  3,600 Health Care REIT, Inc.                             92
  2,700 Healthcare Realty Trust                            79
  7,300 Highwoods Properties, Inc.                        262
  1,300 Home Properties of New York, Inc.                  35
  2,100 Imperial Credit Mortgage Holdings                  37
  8,300 INMC Mortgage Holdings, Inc.                      188
  5,100 Innkeepers USA Trust                               82
  2,800 Irvine Apartment Communities, Inc.                 87
  2,500 JDN Realty Co.                                     78
  2,500 JP Realty, Inc.                                    63
  3,300 Kilroy Realty Corp.                                87
  6,600 Liberty Property Trust                            184
  4,200 LNR Property, Inc.                                 98
  3,800 Macerich Co.                                      103
  3,700 Manufactured Home Communities, Inc.               101
    900 Maxxam, Inc.*                                      42
  2,000 Mid-America Apartment Communities, Inc.            55
  3,600 Mills Corp.                                       100
  2,000 National Golf Properties, Inc.                     64
  6,700 Nationwide Health Properties, Inc.                158
  2,500 Oasis Residential, Inc.                            55
  3,100 Ocwen Asset Investment Corp.*                      56
  1,900 Pacific Gulf Properties, Inc.                      43
  1,200 Pennsylvania Real Estate Investmentt Trust         29
  4,868 Post Properties, Inc.                             188
  3,700 Prentiss Properties Trust                          96
  2,000 PRI Automation, Inc.*                              68
  2,000 Price Enterprises, Inc.                            36
  1,700 Price REIT, Inc.                                   67
  4,200 Prime Retail, Inc.                                 61
  4,100 Realty Income Corporation                         107
  3,500 Regency Realty Corp.                               93
  3,300 RFS Hotel Investors, Inc.                          63
  1,600 Saul Centers, Inc.                                 28
  4,500 Shurguard Storage Centers, Inc.                   124
  2,400 Storage Trust Realty                               60

 Shares Description                                Value
----------------------------------------------------------
  4,400 Storage USA, Inc.                         $    172
  3,300 Summit Property, Inc.                           68
  2,600 Sun Communities, Inc.                           95
  5,000 Sunstone Hotel Investors, Inc.                  88
  1,200 Tanger Factory Outlet Center                    35
  5,600 Taubman Centers, Inc.                           69
  3,100 Thornburg Mortgage Asset Corp.                  61
  2,500 Town & Country Trust                            44
  2,900 Trinet Corporate Realty Trust                  112
  2,700 Urban Shopping Centers, Inc.                    90
  2,400 Walden Residential Properties, Inc.             59
  5,800 Washington Real Estate Investment Trust         95
  2,800 Weeks Corp.                                     90
    700 Wellsford Residential Property Trust            11
  2,800 Western Investment Real Estate Trust            39
  2,600 Winston Hotels, Inc.                            36
                                                  --------
                                                     9,391
                                                  --------
 RECREATIONAL AND LEISURE SERVICES--1.6%
    700 AMC Entertainment, Inc.*                        15
  1,000 Anchor Gaming*                                  80
  4,800 Ascent Entertainment Group, Inc.*               52
  3,000 Authentic Fitness Corp.                         49
    737 Autotote Corp. Class A                           2
  7,300 Aztar Corp.*                                    51
    300 Bally's Grand, Inc.*                            15
  5,700 Boyd Gaming Corp.*                              41
  3,900 Capstar Hotel Company*                         146
  1,600 Carmike Cinemas, Inc.*                          50
  1,500 Coleman Co., Inc.*                              20
    600 Dover Downs Entertainment                       13
  1,400 Family Golf Centers, Inc.*                      40
  5,500 Florida Panthers Holdings, Inc.*               103
  2,900 Galoob (Lewis) Toys, Inc.*                      34
    900 GC Cos., Inc.*                                  39
  5,300 Grand Casinos*                                  70
  2,200 Hollywood Park, Inc.*                           43
  2,000 Homestead Village, Inc.*                        31
  3,500 Interstate Hotels Company*                     130
  2,317 K2, Inc.                                        64
  2,700 Lydall, Inc.*                                   55
  7,800 Malibu Entertainment Worldwide*                 28
  1,800 North Face, Inc.*                               39
  2,900 Panavision, Inc.*                               67
  1,100 Penn National Gaming, Inc.*                     13
    900 Penske Motorsports, Inc.*                       24
  1,800 Premier Parks, Inc.*                            70
  1,200 Primadonna Resorts, Inc.*                       20
  6,500 Prime Hospitality Corp.*                       124
    700 Quintel Entertainment, Inc.*                     4
  2,600 Rio Hotel & Casino, Inc.*                       54
  3,800 Sabre Group Holdings, Inc.*                     98
  1,400 Scientific Games Holdings Corp.*                29
  2,600 Showboat, Inc.                                  50
  2,400 Signature Resorts, Inc.*                        64
  1,300 Skyline Corp.                                   35

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares)

 Shares Description                                  Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 RECREATIONAL AND LEISURE SERVICES--Continued
  1,700 Sodak Gaming, Inc.*                         $     15
  2,000 Speedway Motorsports, Inc.*                       44
  3,500 Spelling Entertainment Group, Inc.*               30
  3,400 Station Casinos, Inc.*                            23
  1,600 Suburban Lodges of America*                       39
  2,633 Sunburst Hospitality Corp.*                       26
  1,600 Ticketmaster Group, Inc.*                         36
  3,600 Trump Hotels and Casino Resorts, Inc.*            31
  4,200 Vail Resorts, Inc.*                              111
    900 Vistana, Inc.*                                    20
  1,300 West Marine, Inc.*                                27
    600 White River Corp.*                                41
  2,900 WMS Industries, Inc.*                             67
                                                    --------
                                                       2,372
                                                    --------
 RESEARCH AND CONSULTING SERVICES--1.0%
  5,400 Advance Tissue Science, Inc.*                     69
  4,800 Agouron Pharmaceuticals, Inc.*                   184
  7,400 Bio-Technology General Corp.*                     93
  4,600 Columbia Laboratories, Inc.*                      63
    275 Computer Management Sciences, Inc.*                4
  7,300 Cytogen Corp.*                                    23
  2,100 Dames & Moore, Inc.                               26
    700 Data Processing Resources Corp.*                  16
  3,400 Jacobs Engineering Group, Inc.*                   90
  6,000 Liposome Technology, Inc.*                        36
  2,600 Mycogen Corp.*                                    51
  2,300 NeoPath, Inc.*                                    38
  3,350 NFO Research, Inc.*                               59
  1,900 OHM Corp.*                                        16
  2,900 Organogenesis, Inc.*                              99
  3,200 Parexel International Corp.*                     110
  2,745 Pharmaceutical Product Development, Inc.*         42
  5,900 Scios-Nova, Inc.*                                 45
  1,500 Spacelabs Medical, Inc.*                          32
  1,100 Stone & Webster, Inc.                             52
  5,050 Summit Technology, Inc.*                          33
  9,000 Symantec Corp.*                                  225
  3,900 U.S. Bioscience, Inc.*                            36
                                                    --------
                                                       1,442
                                                    --------
 RETAIL--4.9%
    800 99 Cents Only Stores                              28
  2,500 Aaron Rents, Inc.                                 42
  1,100 Abercrombie & Fitch Co., Class A*                 33
    470 Alexander's, Inc.*                                43
    900 Amazon Com., Inc.*                                45
  4,700 Americredit Corp.*                               130
  3,600 Ames Department Stores, Inc.*                     61
  4,100 AnnTaylor Stores, Inc.*                           58
  4,812 Apple South, Inc.                                 88
  4,500 Arbor Drugs, Inc.                                122
  5,500 Best Buy, Inc.*                                  160
  6,000 BJ'S Wholesale Club, Inc.                        175

 Shares Description                                  Value
------------------------------------------------------------
 12,550 Brinker International, Inc.*                $    185
    900 Brylane, Inc.*                                    47
    600 Buckle, Inc.*                                     20
  7,340 Buffets, Inc.*                                    65
  3,180 Burlington Coat Factory Warehouse*                59
  2,600 Carson Pirie Scott & Co.*                        134
  3,900 Cash America International, Inc.                  49
 17,000 Charming Shoppes, Inc.*                           83
  2,500 Circuit City Stores, Inc.*                        30
  6,800 CKE Restaurants, Inc.                            255
  7,250 Claire's Stores, Inc.                            164
  2,300 Cole National Corp.*                              79
  2,523 Consolidated Products, Inc.*                      49
  1,400 Cost Plus, Inc. of California*                    46
    800 Cross-Continent Auto Retailer*                     7
    268 Dart Group Corp.                                  31
    400 Delia*s, Inc.*                                     9
  2,600 Dress Barn, Inc*                                  67
  2,100 Einstein/Noah Bagel Corp.*                        15
  2,600 Fabri-Centers of America, Inc., Class A*          54
  4,900 Fedders Corp.                                     28
  7,400 Fingerhut Cos., Inc.                             154
  6,400 Foodmaker, Inc.*                                  99
  4,900 Footstar, Inc.*                                  147
  1,800 Friedmans, Inc., Class A*                         26
  2,900 Garden Ridge Corp.*                               44
  1,300 Genovese Drug Stores, Class A                     24
  2,400 Global Directmail Corp.*                          43
  1,000 Goody's Family Clothing, Inc.*                    33
  2,300 Guitar Center, Inc.*                              50
  4,000 Gymboree Corp.*                                  116
  3,500 Hancock Fabrics, Inc.                             49
  4,000 Hollywood Entertainment Corp.*                    35
  5,400 Homebase, Inc.*                                   45
  1,100 Ingles Markets, Inc.                              15
  1,900 International Dairy Queen, Inc., Class A*         50
  3,550 Just For Feet, Inc.*                              60
  1,200 Kenneth Cole Productions, Class A                 20
  2,400 Lands' End, Inc.*                                 85
  2,100 Linens 'N Things, Inc.*                           72
  4,900 Longs Drug Stores, Inc.                          143
  4,000 Mac Frugal's Bargains Close-Outs, Inc.*          172
  2,175 Men's (The) Warehouse, Inc.*                      76
  3,900 Michael's Stores, Inc.*                          126
  5,500 Micro Warehouse, Inc.*                            80
  3,600 National Media Corp.*                             15
  2,323 Natures Sunshine Products, Inc.                   51
  1,500 NPC International, Inc.*                          20
  1,900 Nu Skin Asia Pacific, Class A*                    38
  2,000 O'Reilly Automotive, Inc.*                        47
  2,150 Pacific Sunwear California*                       70
  1,800 Paul Harris Stores*                               38
  3,050 Petco Animal Supplies, Inc.*                      90
 10,852 Pier I Imports, Inc.                             243
  7,300 Proffitt's, Inc.*                                223

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares Description                            Value
------------------------------------------------------
  2,000 Quality Food Centers, Inc.*           $    126
  2,500 Regis Corp.                                 59
  2,400 Renters Choice, Inc.*                       54
 16,100 Service Merchandise Co., Inc.*              54
  2,500 Shopko Stores, Inc.*                        53
  2,450 Showbiz Pizza Time, Inc.*                   53
  1,900 Sonic Corp.*                                53
  2,600 Spiegel, Inc., Class A*                     14
  5,100 Sports Authority, Inc.*                    100
  4,400 Stage Stores, Inc.*                        185
  2,800 Stanhome, Inc.                              72
  1,450 Stein Mart, Inc.*                           43
  7,800 Stride Rite Corp.                           93
  8,800 Sunglass Hut International*                 56
  1,100 Syms Corp.*                                 13
  1,900 Talbots, Inc.                               40
  2,600 The Finish Line, Class A*                   49
  1,300 Tuesday Morning Corp.*                      32
 20,484 U S Office Products Co.*                   407
  1,400 Ugly Duckling Corp.*                        13
  2,300 United Auto Group, Inc.*                    32
  1,500 Urban Outfitters, Inc.*                     26
  3,300 Valmont Industries, Inc.                    72
  1,500 Value City Department Stores, Inc.*         11
  1,800 Wet Seal, Inc.*                             53
  3,200 Whole Foods Market, Inc.*                  147
  3,100 Williams-Sonoma, Inc.*                     118
  1,700 Wilmar Industries, Inc.*                    45
  5,600 Zale Corp.*                                125
                                              --------
                                                 7,258
                                              --------
 RUBBER AND PLASTICS--0.5%
  2,100 ACX Technologies, Inc.*                     56
  4,300 Carlisle Cos., Inc.                        183
  2,300 Foamex International, Inc.*                 25
  1,500 Furon Co.                                   59
    700 Liqui-Box Corp.                             26
  2,194 Myers Industries, Inc.                      38
  2,400 O'Sullivan Corp.*                           31
  1,200 Rogers Corp.*                               49
  3,900 Sola International, Inc.*                  118
  2,200 Spartech Corp.                              36
  1,100 Tredegar Industries, Inc.                   72
  2,100 West Co., Inc.                              67
                                              --------
                                                   760
                                              --------
 SANITARY SERVICES--0.5%
 15,500 Allied Waste Industries, Inc.*             338
  2,700 Centennial Cellular Corp.*                  52
  9,600 Laidlaw Environment Services, Inc.*         43
  9,400 Safety-Kleen Corp.                         261
  3,100 Superior Services, Inc.*                    73
                                              --------
                                                   767
                                              --------

 Shares Description                         Value
---------------------------------------------------
 SERVICE INDUSTRY MACHINERY--0.2%
  2,000 Applied Power, Inc.*               $    122
  1,700 Scotsman Industries, Inc.                43
  1,400 Tennant Co.                              53
  2,062 Wynn's International, Inc.               67
                                           --------
                                                285
                                           --------
 SOCIAL SERVICES--0.2%
    447 Berlitz International, Inc.*             12
  4,400 DeVry, Inc.*                            118
  3,118 Omega Healthcare Investors, Inc.        113
                                           --------
                                                243
                                           --------
 STEEL PRODUCTS--1.2%
  1,900 Acme Metals, Inc.*                       24
  7,200 AK Steel Holdings, Inc.                 142
  1,400 Amcast Industrial Corp.                  35
 15,200 Armco, Inc.*                             81
  4,700 Birmingham Steel Corp.                   72
  2,500 Brush Wellman, Inc.                      59
  3,100 Carpenter Technology Corp.              146
    700 Chaparral Steel Co.                      11
    400 Curtiss Wright Corp.                     31
    500 Gibraltar Steel Corp.*                   10
  1,900 Handy & Harman                           43
  1,800 IMCO Recycling, Inc.                     28
  3,000 Intermet Corp.*                          56
  2,900 J & L Specialty Steel, Inc.              28
  3,500 Kaiser Aluminum Corp.*                   36
  3,300 Lone Star Technologies, Inc.*            96
  2,400 Lukens, Inc.                             40
  2,800 Mueller Industries, Inc.*               130
  3,400 National Steel Corp., Class B*           51
  3,500 Oregon Steel Mills, Inc.                 69
  1,350 Reliance Steel & Aluminum Co.            38
  1,100 Rouge Industries, Inc., Class A          17
    700 Shiloh Industries, Inc.*                 13
  1,900 Standex International Corp.              67
  5,900 Steel Dynamics, Inc.*                   109
  3,400 Texas Industries, Inc.                  158
  3,500 Transmontaigne Oil Co.*                  53
  3,700 UNR Industries, Inc.                     19
                                           --------
                                              1,662
                                           --------
 TEXTILES--0.5%
  3,000 Albany International Corp.               73
  9,900 Burlington Industries, Inc.*            144
  3,900 Cone Mills Corp.*                        31
  1,200 Culp, Inc.                               22
    700 Fab Industries, Inc.                     21
  1,900 Galey & Lord, Inc.*                      34
  3,097 Guilford Mills, Inc.                     78
  3,400 Interface, Inc.                         102
  3,900 Phillips-Van Heusen                      54
    800 Pillowtex Corp.                          21

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1997
(All amounts in thousands, except shares and number of contracts)

 Shares Description                                Value
------------------------------------------------------------
                    SMALL COMPANY INDEX PORTFOLIO--CONTINUED
 TEXTILES--Continued
  1,100 Quiksilver, Inc.*                         $     29
  4,500 Ruddick Corp.                                   92
  2,000 Springs Industries, Inc.                       101
                                                  --------
                                                       802
                                                  --------
 TRANSPORTATION PARTS AND EQUIPMENT--1.7%
  2,700 AAR Corp.                                      104
  1,500 Alliant Techsystems, Inc.*                      89
  3,550 Arctic Cat, Inc.                                37
  3,500 Arvin Industries, Inc.                         121
  2,500 Aviall, Inc.*                                   35
  1,500 Banner Aerospace, Inc.*                         14
  2,000 Borg Warner Automotive, Inc.*                   36
  2,200 Breed Technologies, Inc.                        44
      1 Chancellor Corp.*                                0
  2,500 Coachmen Industries, Inc.                       56
  9,800 Collins & Aikman Corp.*                         87
  1,200 Copart, Inc.*                                   21
  1,400 Detroit Diesel Corp.*                           32
    900 Ducommun, Inc.*                                 29
  2,500 Eaton Vance Corp.                               87
  2,700 Exide Corp.                                     64
  2,200 Fairchild Corp.*                                50
  5,700 Federal-Mogul Corp.                            234
  5,200 Gencorp, Inc.                                  130
  2,000 Huffy Corp.                                     30
  2,600 OEA, Inc.                                       81
  5,200 Orbital Sciences Corp.*                        133
  4,200 Polaris Industries, Inc.                       127
  1,700 Remec, Inc.*                                    40
  3,600 Rohr, Inc.*                                    110
  5,700 Rollins Truck Leasing Corp.                     96
  1,300 Sequa Corp.*                                    74
  2,600 Simpson Industries, Inc.                        30
  1,900 Smith (A.O.) Corp.                              81
  2,725 Standard Products Co.                           68
  5,000 Stewart & Stevenson Services, Inc.             108
  3,300 Superior Industries International, Inc.         86
    689 Thor Industries, Inc.                           22
  2,600 Tower Automotive, Inc.*                        102
  3,200 Wabash National Corp.                           91
  1,400 Walbro Corp.                                    20
  2,400 Winnebago Industries, Inc.                      18
                                                  --------
                                                     2,587
                                                  --------
 TRANSPORTATION SERVICES--1.9%
  4,950 Air Express International Corp.                141
  3,400 Airborne Freight Corp.                         216
  1,300 Airnet Systems, Inc.*                           26
  5,400 Airtran Holdings, Inc.*                         27
  2,300 Alaska Air Group, Inc.*                         86
  3,400 American Freightways, Inc.*                     49
  6,430 American West Holdings Corp.                   101
  3,300 Arnold Industries, Inc.                         59

 Shares Description                                     Value
---------------------------------------------------------------
  3,600 Asa Holdings, Inc.                             $    105
  1,400 Atlas Air, Inc.*                                     37
  1,900 Circle International Corp., Inc.                     48
  2,500 Coach USA, Inc.*                                     70
  3,500 Consolidated Freightways Corp.*                      55
  1,700 Covenant Transportation, Inc., Class A*              27
  1,200 Eagle USA Airfreight, Inc.*                          37
  3,900 Expeditors International of Washington, Inc.        151
    400 Florida East Coast Industries                        38
  3,500 Fritz Companies, Inc.*                               46
  7,400 Greyhound Lines, Inc.*                               29
  2,539 Heartland Express, Inc.*                             60
  3,500 Hunt (J.B.) Transportation Services, Inc.            57
  1,900 Hvide Marine, Inc., Class A*                         54
  3,900 Kirby Corp.*                                         72
    600 Kitty Hawk, Inc.*                                    11
    600 Knight Transportation, Inc.*                         16
  1,400 M.S. Carriers, Inc.*                                 34
  1,200 Mesaba Holdings, Inc.*                               26
  1,550 Midwest Express Holdings, Inc.*                      53
  2,800 Motivepower Industries, Inc.*                        74
  3,400 Offshore Logistics, Inc.*                            77
  6,200 OMI Corp.*                                           64
  4,300 Overseas Shipholding Group, Inc.                    104
  3,300 Pittston Burlington Group                            91
  2,000 Roadway Express, Inc.                                54
  2,100 Swift Transportation Co., Inc.*                      58
  7,900 Trans World Airlines, Inc.*                          60
  4,150 US Freightways Corporation                          127
  3,450 Werner Enterprises, Inc.                             74
  1,600 Wyndham Hotel Corp.*                                 68
  2,500 Xtra Corp.                                          131
  4,300 Yellow Corp.*                                       112
                                                       --------
                                                          2,825
                                                       --------
 WATER SUPPLY--0.3%
  1,100 Aquarion Co.                                         33
  4,025 Culligan Water Technologies, Inc.*                  180
  1,300 E'Town Corp.                                         46
  2,700 Philadelphia Suburban Corp.                          67
  1,460 Southern California Water Co.                        33
  4,252 United Water Resources, Inc.                         77
                                                       --------
                                                            436
                                                       --------
 WHOLESALE--1.1%
  1,000 Aviation Sales Company*                              36
  1,400 Bindley Western Industries, Inc.                     43
  4,000 Caraustar Industries, Inc.                          128
  4,200 Casey's General Stores, Inc.                         99
  1,756 Castle (A. M.) & Co.                                 41
  1,100 CDW Computer Centers, Inc.*                          65
  5,100 CHS Electronics, Inc.*                               96
  3,500 Compucom Systems, Inc.*                              36
    700 Daisytek International Corp.*                        27
  1,400 Discount Auto Parts, Inc.*                           26

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 Shares  Description                             Value
--------------------------------------------------------
   5,400 Handleman Co.*                         $     36
   2,000 Hughes Supply, Inc.                          66
   2,200 JP Foodservice, Inc.*                        65
   2,900 Kaman Corp.                                  54
   4,500 Kent Electronics Corp.*                     150
   1,000 Lawson Products, Inc.                        30
   2,700 Marshall Industries*                         93
   2,450 Microage, Inc.*                              49
   1,800 Nash-Finch Co.                               34
   4,000 Owens & Minor, Inc. Holdings Co.             56
   2,200 Patterson Dental Co.*                        90
   1,600 Russ Berrie & Co., Inc.                      48
   4,475 Rykoff-Sexton, Inc.*                         99
   1,700 Smart & Final, Inc.                          31
   2,400 United Stationers, Inc.*                    102
   1,900 VWR Corp.*                                   50
                                                --------
                                                   1,650
--------------------------------------------------------
 TOTAL COMMON STOCKS (Cost $111,753)            $138,031
--------------------------------------------------------
 RIGHTS--0.0%
   1,650 Metrocall, Inc. Variable Rights        $      0
--------------------------------------------------------
 TOTAL RIGHTS (Cost $0)                         $      0
--------------------------------------------------------
 WARRANTS--0.0%
     248 Coram Healthcare Corp., Exp. 7/11/99   $      0
     350 Millicom American Satellite Corp.,
          Exp. 06/30/99                                0
--------------------------------------------------------
 TOTAL WARRANTS (Cost $0)                       $      0
--------------------------------------------------------
 OTHER INVESTMENTS--0.0%
   2,000 Escrow CFS Group, Inc.                 $      0
   1,400 Escrow Millicom, Inc.                         0
     900 Escrow Northeast Bancorp, Inc.                0
   2,790 Escrow Statesman Group, Inc.                  0
   1,420 Escrow Strawbridge & Clothier                 0
   1,700 Escrow Takecare, Inc.*                        0
--------------------------------------------------------
 TOTAL OTHER INVESTMENTS (Cost $0)              $      0
--------------------------------------------------------

 Principal
  Amount   Description                        Value
-----------------------------------------------------
 U.S. GOVERNMENT OBLIGATION--0.1%
           U.S. Treasury Bill #
 $   250   5.126% Due 01/02/98               $    248
-----------------------------------------------------
 TOTAL U.S. GOVERNMENT OBLIGATION
  (Cost $250)                                $    248
-----------------------------------------------------
 SHORT-TERM INVESTMENT--6.3%
           Banco Central Hispanoamericano,
           Grand Cayman
 $ 9,315   5.750% Due 12/01/97               $  9,315
-----------------------------------------------------
 TOTAL SHORT-TERM INVESTMENT (Cost $9,315)   $  9,315
-----------------------------------------------------
 TOTAL INVESTMENTS--99.3%
  (Cost $121,318)                            $147,594
-----------------------------------------------------
 Other assets, less liabilities--0.7%             983
-----------------------------------------------------
 NET ASSETS--100.0%                          $148,577
-----------------------------------------------------

--------------------------------------------------------------------------------

OPEN FUTURES CONTRACTS:
              Number of Contract Contract  Contract  Unrealized
    Type      Contracts  Amount  Position Expiration    Loss
---------------------------------------------------------------
RUSSELL 2000      34     $7,593    Long    12/19/97     $159
---------------------------------------------------------------

*Non-income producing security.

#Security pledged to cover margin requirements for open futures contracts.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1997
(All amounts in thousands, except net asset value per unit)

                                                                                                  Small
                                    Diversified  Equity    Focused  International International  Company
                          Balanced    Growth      Index    Growth   Equity Index     Growth       Index
                          Portfolio  Portfolio  Portfolio Portfolio   Portfolio     Portfolio   Portfolio
---------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securi-
 ties, at cost             $43,966   $109,657   $642,104  $101,687     $32,804      $103,135    $121,318
---------------------------------------------------------------------------------------------------------
Investments in securi-
 ties, at value            $56,033   $160,828   $957,613  $125,716     $31,556      $107,496    $147,594
Cash and foreign curren-
 cies                           55          1          8         1         245            88           1
Receivables:
 Dividends and interest        299        160      1,671        97          45           143         102
 Foreign tax reclaims           --         --         --        --          20           151          --
 Fund units sold                77         --        222         8       2,501             1       2,509
 Investment securities
  sold                          --      2,260         --     1,194          --         1,875           6
 Administrator                   7          8         43         7          --             8          13
Deferred organization
 costs, net                      7          1          1        10          13            19           1
Other assets                     1          1         49         1          55             1          48
---------------------------------------------------------------------------------------------------------
TOTAL ASSETS                56,479    163,259    959,607   127,034      34,435       109,782     150,274
---------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
 Fund units redeemed            --        102        958        41          --             6           3
 Investment securities
  purchased                     55      3,948        704     1,535         100         2,639       1,632
Accrued expenses:
 Advisory fees                  23         71         77        81           6            70          22
 Administration fees             5         13         77        10           4            13          11
 Custodian fees                  3          2         18         1           5            11          21
 Transfer agent fees             1          1         17         2          --             1           1
Other liabilities                8         43         59        31          76            34           7
---------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES               95      4,180      1,910     1,701         191         2,774       1,697
---------------------------------------------------------------------------------------------------------
NET ASSETS                 $56,384   $159,079   $957,697  $125,333     $34,244      $107,008    $148,577
---------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Paid-in capital            $42,065    $88,814   $572,024   $79,032     $35,186      $100,142    $111,888
Accumulated undistrib-
 uted net investment in-
 come                           60      1,072        465       304         314           880       1,272
Accumulated net realized
 gains (losses) on
 investments, options,
 futures and foreign
 currency transactions       2,192     18,088     69,498    22,015          (5)        1,631       9,300
Net unrealized apprecia-
 tion (depreciation) on
 investments, options,
 futures and foreign
 currency transactions      12,067     51,105    315,710    23,982      (1,248)        4,361      26,117
Net unrealized losses on
 translation of other
 assets and liabilities
 denominated in foreign
 currencies                     --         --         --        --          (3)           (6)         --
---------------------------------------------------------------------------------------------------------
NET ASSETS                 $56,384   $159,079   $957,697  $125,333     $34,244      $107,008    $148,577
---------------------------------------------------------------------------------------------------------
Total units outstanding
 (no par value),
 unlimited units
 authorized
 Class A                     3,787      9,774     42,022     7,148       3,245        10,154       9,827
 Class C                       338         --      4,139       515          --            --          --
 Class D                        24         44      1,532        75          --            23          46
---------------------------------------------------------------------------------------------------------
Net asset value, offer-
 ing and redemption
 price per unit
 Class A                   $ 13.59   $  16.20   $  20.09  $  16.20     $ 10.55      $  10.52    $  15.05
 Class C                   $ 13.56         --   $  20.05  $  16.16          --            --          --
 Class D                   $ 13.54   $  16.03   $  20.00  $  16.01          --      $  10.39    $  15.01
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1997
(All amounts in thousands)

                                                                                                   Small
                                    Diversified  Equity     Focused  International International  Company
                          Balanced    Growth      Index     Growth   Equity Index     Growth       Index
                          Portfolio  Portfolio  Portfolio  Portfolio Portfolio(a)    Portfolio   Portfolio
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend                   $  390     $ 1,906   $ 14,703    $ 1,319     $   374       $2,211      $ 1,666
Interest                    1,561         150        952         99          28          313          200
----------------------------------------------------------------------------------------------------------
TOTAL INCOME                1,951       2,056     15,655      1,418         402(b)     2,524(c)     1,866
----------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees      433       1,157      2,493      1,284          89        1,241          484
Administration fees            86         213        883        180          27          228          186
Custodian fees                 24          28        143         23          50          158           67
Registration fees              22          24         64         24           9           23           26
Amortization of deferred
 organization costs            13          14         14         17           2           14           13
Transfer agent fees            11          15        172         20           2           13           13
Unitholder servicing
 fees                           9           1        152         13          --           --            1
Professional fees               4           7         32          4           4            7            7
Trustee fees and ex-
 penses                         2           4         19          2           2            4            4
Other                          10          22        127         17           7           14           23
----------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                614       1,485      4,099      1,584         192        1,702          824
Less voluntary waivers
 of:
 Investment advisory
  fees                       (163)       (362)    (1,662)      (350)        (45)        (248)        (242)
 Administration fees          (32)        (68)       (52)       (64)         (1)         (69)         (65)
Less: Expenses reimburs-
 able by Administrator        (74)        (89)      (304)       (79)        (56)         (67)        (129)
----------------------------------------------------------------------------------------------------------
Net expenses                  345         966      2,081      1,091          90        1,318          388
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME       1,606       1,090     13,574        327         312        1,206        1,478
Net realized gains
 (losses) on:
 Investment transactions    2,227      18,208     68,839     23,248          (5)       4,391        9,472
 Futures transactions          --         (73)     4,094         62          --           --          496
 Foreign currency trans-
  actions                      --          --         --         --           2          (23)          --
 Written options trans-
  actions                      --          --         --         86          --           --           --
Net change in unrealized
 appreciation (deprecia-
 tion) on investments,
 options, futures, and
 foreign currency
 transactions               4,839      14,940    119,879      4,216      (1,248)         138       13,285
Net change in unrealized
 losses on translation
 of other assets and
 liabilities denominated
 in foreign currencies         --          --         --         --          (3)         (21)          --
----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS           $8,672     $34,165   $206,386    $27,939     $  (942)      $5,691      $24,731
----------------------------------------------------------------------------------------------------------

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.
(b) Net of $33 in non-reclaimable foreign withholding taxes.
(c) Net of $227 in non-reclaimable foreign withholding taxes.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1997 and 1996
(All amounts in thousands)


                                              Balanced          Diversified
                                              Portfolio      Growth Portfolio
                                           ----------------  ------------------
                                            1997     1996      1997      1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income                     $ 1,606  $ 1,366  $  1,090  $  1,372
 Net realized gains (losses) on
  investments, options, futures and
  foreign currency transactions              2,227    1,834    18,135    14,453
 Net change in unrealized appreciation
  (depreciation) on investments, options,
  futures, and foreign currency
  transactions                               4,839    2,874    14,940    10,529
 Net change in unrealized losses on
  translations of other assets and
  liabilities denominated in foreign
  currencies                                    --       --        --        --
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                   8,672    6,074    34,165    26,354
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A UNITHOLDERS
 FROM:
 Net investment income                      (1,436)  (1,231)   (1,369)   (1,750)
 Net realized gains                         (1,132)      --   (14,420)   (1,919)
--------------------------------------------------------------------------------
Total distributions to Class A
 unitholders                                (2,568)  (1,231)  (15,789)   (3,669)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C UNITHOLDERS
 FROM:
 Net investment income                        (151)    (132)       --        --
 Net realized gains                           (152)      --        --        --
--------------------------------------------------------------------------------
Total distributions to Class C
 unitholders                                  (303)    (132)       --        --
--------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D UNITHOLDERS
 FROM:
 Net investment income                          (8)      (2)       (4)       (2)
 Net realized gains                             (6)      --       (45)       (3)
--------------------------------------------------------------------------------
Total distributions to Class D
 unitholders                                   (14)      (2)      (49)       (5)
--------------------------------------------------------------------------------
CLASS A UNIT TRANSACTIONS:
 Proceeds from the sale of units             7,638   11,431    13,555    14,860
 Reinvested distributions                    2,538    1,076    14,520     3,424
 Cost of units redeemed                     (9,103) (10,419)  (29,982)  (45,585)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from Class A unit transactions    1,073    2,088    (1,907)  (27,301)
--------------------------------------------------------------------------------
CLASS C UNIT TRANSACTIONS:
 Proceeds from the sale of units             1,106    6,132        --        --
 Reinvested distributions                      303      132        --        --
 Cost of units redeemed                     (3,329)    (797)       --        --
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from Class C unit transactions   (1,920)   5,467        --        --
--------------------------------------------------------------------------------
CLASS D UNIT TRANSACTIONS:
 Proceeds from the sale of units               140      232       215       227
 Reinvested distributions                       14        2        49         5
 Cost of units redeemed                        (96)      (9)      (93)      (75)
--------------------------------------------------------------------------------
Net increase in net assets resulting from
 Class D unit transactions                      58      225       171       157
--------------------------------------------------------------------------------
Net increase (decrease)                      4,998   12,489    16,591    (4,464)
Net assets--beginning of year               51,386   38,897   142,488   146,952
--------------------------------------------------------------------------------
NET ASSETS--END OF YEAR                    $56,384  $51,386  $159,079  $142,488
--------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME                                    $    60  $    49  $  1,072  $  1,355
--------------------------------------------------------------------------------

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
--------------------------------------------------------------------------------

                                          International
                                             Equity
   Equity Index        Focused Growth         Index        International       Small Company
     Portfolio            Portfolio         Portfolio         Growth          Index Portfolio
--------------------  ------------------  -------------      Portfolio       ------------------
                                                         ------------------
  1997        1996      1997      1996      1997 (a)       1997      1996      1997      1996
------------------------------------------------------------------------------------------------
$  13,574   $ 12,697  $    327  $    110        $   312  $  1,206  $    989  $  1,478  $  1,443
   72,933     36,012    23,396    11,548             (3)    4,368     8,942     9,968    12,846
  119,879    100,945     4,216     5,017         (1,248)      138     3,186    13,285       976
       --         --        --        --             (3)      (21)      (22)       --        --
------------------------------------------------------------------------------------------------
  206,386    149,654    27,939    16,675           (942)    5,691    13,095    24,731    15,265
------------------------------------------------------------------------------------------------
  (12,212)   (11,982)     (130)     (317)            --    (1,022)   (2,919)   (1,364)   (1,002)
  (32,814)   (15,194)  (12,039)   (1,293)            --    (5,790)       --   (13,019)   (5,764)
------------------------------------------------------------------------------------------------
  (45,026)   (27,176)  (12,169)   (1,610)            --    (6,812)   (2,919)  (14,383)   (6,766)
------------------------------------------------------------------------------------------------
   (1,052)      (603)       (4)       --             --        --        --        --        --
   (2,679)      (570)     (811)       --             --        --        --        --        --
------------------------------------------------------------------------------------------------
   (3,731)    (1,173)     (815)       --             --        --        --        --        --
------------------------------------------------------------------------------------------------
     (313)       (60)       --        (2)            --        (1)       (1)       (1)       (1)
     (399)       (26)      (79)       (8)            --        (4)       --       (13)       (2)
------------------------------------------------------------------------------------------------
     (712)       (86)      (79)      (10)            --        (5)       (1)      (14)       (3)
------------------------------------------------------------------------------------------------
  340,805    338,095    21,470    32,348         36,436    11,482    28,193    46,673    28,946
   41,881     24,880    11,306     1,413             --     5,984     2,297    13,462     6,297
 (354,580)  (279,296)  (37,017)  (27,923)        (1,250)  (47,748)  (51,182)  (35,376)  (25,770)
------------------------------------------------------------------------------------------------
   28,106     83,679    (4,241)    5,838         35,186   (30,282)  (20,692)   24,759     9,473
------------------------------------------------------------------------------------------------
   41,164     52,571       171     6,934             --        --        --        --        --
    3,733      1,029       814        --             --        --        --        --        --
  (28,213)   (25,869)     (623)     (598)            --        --        --        --        --
------------------------------------------------------------------------------------------------
   16,684     27,731       362     6,336             --        --        --        --        --
------------------------------------------------------------------------------------------------
   22,852      6,392       491       168             --       200        71       583       223
      561         86        79        10             --         4        --        14         3
   (5,161)      (332)     (133)      (96)            --       (64)       (2)     (238)      (13)
------------------------------------------------------------------------------------------------
   18,252      6,146       437        82             --       140        69       359       213
------------------------------------------------------------------------------------------------
  219,959    238,775    11,434    27,311         34,244   (31,268)  (10,448)   35,452    18,182
  737,738    498,963   113,899    86,588             --   138,276   148,724   113,125    94,943
------------------------------------------------------------------------------------------------
$ 957,697   $737,738  $125,333  $113,899        $34,244  $107,008  $138,276  $148,577  $113,125
------------------------------------------------------------------------------------------------
$     465   $    468  $    304  $    111        $   314  $    880  $    720  $  1,272  $  1,159
------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
BALANCED PORTFOLIO

                                                   Class A
                                   --------------------------------------------
                                    1997     1996     1995     1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                              $ 12.24  $ 11.05  $  9.50  $ 10.22   $ 10.00
Income (loss) from investment op-
 erations:
 Net investment income                0.38     0.34     0.34     0.24      0.09
 Net realized and unrealized gain
  (loss)                              1.66     1.19     1.55    (0.72)     0.22
--------------------------------------------------------------------------------
Total income (loss) from invest-
 ment operations                      2.04     1.53     1.89    (0.48)     0.31
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income               (0.38)   (0.34)   (0.34)   (0.22)    (0.09)
 Net realized gain                   (0.31)     --       --     (0.02)      --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                         (0.69)   (0.34)   (0.34)   (0.24)    (0.09)
--------------------------------------------------------------------------------
Net increase (decrease)               1.35     1.19     1.55    (0.72)     0.22
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR       $ 13.59  $ 12.24  $ 11.05  $  9.50   $ 10.22
--------------------------------------------------------------------------------
Total return (d)                     17.29%   14.07%   20.22%   (4.76)%    3.12%
Ratio to average net assets of
 (e):
 Expenses, net of waivers and re-
  imbursements                        0.61%    0.61%    0.61%    0.61%     0.61%
 Expenses, before waivers and re-
  imbursements                        1.11%    1.20%    1.28%    1.50%     1.62%
 Net investment income, net of
  waivers and reimbursements          2.99%    3.03%    3.36%    2.56%     2.20%
 Net investment income, before
  waivers and reimbursements          2.49%    2.44%    2.69%    1.68%     1.19%
Portfolio turnover rate              59.06%  104.76%   93.39%   75.69%    35.03%
Average commission rate per share  $0.0652  $0.0718       NA       NA        NA
Net assets at end of year (in
 thousands)                        $51,475  $45,157  $38,897  $31,462   $15,928
--------------------------------------------------------------------------------

                                               Class C           Class D
                                           ----------------  ----------------
                                            1997    1996 (b)  1997    1996 (c)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $ 12.24  $ 11.12  $ 12.23  $ 11.34
Income from investment operations:
 Net investment income                        0.36     0.29     0.34     0.22
 Net realized and unrealized gain             1.64     1.12     1.64     0.96
------------------------------------------------------------------------------
Total income from investment operations       2.00     1.41     1.98     1.18
------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                       (0.37)   (0.29)   (0.36)   (0.29)
 Net realized gain                           (0.31)     --     (0.31)     --
------------------------------------------------------------------------------
Total distributions to unitholders           (0.68)   (0.29)   (0.67)   (0.29)
------------------------------------------------------------------------------
Net increase                                  1.32     1.12     1.31     0.89
------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $ 13.56  $ 12.24  $ 13.54  $ 12.23
------------------------------------------------------------------------------
Total return (d)                             17.00%   12.72%   16.82%   10.55%
Ratio to average net assets of (e):
 Expenses, net of waivers and reimburse-
  ments                                       0.85%    0.85%    1.00%    1.00%
 Expenses, before waivers and reimburse-
  ments                                       1.35%    1.44%    1.50%    1.59%
 Net investment income, net of waivers and
  reimbursements                              2.75%    2.80%    2.60%    2.78%
 Net investment income, before waivers and
  reimbursements                              2.25%    2.21%    2.10%    2.19%
Portfolio turnover rate                      59.06%  104.76%   59.06%  104.76%
Average commission rate per share          $0.0652  $0.0718  $0.0652  $0.0718
Net assets at end of year (in thousands)   $ 4,587  $ 5,997  $   322  $   232
------------------------------------------------------------------------------

(a) For the period July 1, 1993 (commencement of operations) through November 30, 1993.
(b) For the period December 29, 1995 (Class C units issue date) through November 30, 1996.
(c) For the period February 20, 1996 (Class D units issue date) through November 30, 1996.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
DIVERSIFIED GROWTH PORTFOLIO

                                                Class A
                              -------------------------------------------------
                                1997      1996      1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $  14.36  $  12.20  $   9.88  $  10.65   $  10.00
Income (loss) from invest-
 ment operations:
 Net investment income            0.11      0.14      0.15      0.09       0.09
 Net realized and unrealized
  gain (loss)                     3.33      2.33      2.26      (.83)      0.65
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations              3.44      2.47      2.41      (.74)      0.74
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income           (0.14)    (0.15)    (0.09)    (0.01)     (0.09)
 Net realized gain               (1.46)    (0.16)       --     (0.02)        --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                     (1.60)    (0.31)    (0.09)    (0.03)     (0.09)
--------------------------------------------------------------------------------
Net increase (decrease)           1.84      2.16      2.32     (0.77)      0.65
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $  16.20  $  14.36  $  12.20  $   9.88   $  10.65
--------------------------------------------------------------------------------
Total return (c)                 27.06%    20.83%    24.55%    (6.98)%     7.38%
Ratio to average net assets
 of (d):
 Expenses, net of waivers
  and reimbursements              0.67%     0.66%     0.69%     0.67%      0.71%
 Expenses, before waivers
  and reimbursements              1.03%     1.10%     1.12%     1.08%      1.13%
 Net investment income, net
  of waivers and reimburse-
  ments                           0.76%     0.98%     1.16%     0.77%      1.04%
 Net investment income, be-
  fore waivers and reim-
  bursements                      0.40%     0.54%     0.73%     0.35%      0.62%
Portfolio turnover rate          45.53%    59.99%    81.65%    78.94%    140.88%
Average commission rate per
 share                        $ 0.0669  $ 0.0655        NA        NA         NA
Net assets at end of year
 (in thousands)               $158,383  $142,055  $146,731  $164,963   $199,053
--------------------------------------------------------------------------------

                                                        Class D
                                            ----------------------------------
                                             1997     1996     1995   1994 (b)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $ 14.26  $ 12.16  $ 9.88   $10.41
Income (loss) from investment operations:
 Net investment income                         0.09     0.11    0.11     0.01
 Net realized and unrealized gain (loss)       3.27     2.29    2.25    (0.54)
-------------------------------------------------------------------------------
Total income (loss) from investment opera-
 tions                                         3.36     2.40    2.36    (0.53)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                        (0.13)   (0.14)  (0.08)      --
 Net realized gain                            (1.46)   (0.16)     --       --
-------------------------------------------------------------------------------
Total distributions to unitholders            (1.59)   (0.30)  (0.08)      --
-------------------------------------------------------------------------------
Net increase (decrease)                        1.77     2.10    2.28    (0.53)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $ 16.03  $ 14.26  $12.16   $ 9.88
-------------------------------------------------------------------------------
Total return (c)                              26.60%   20.39%  24.19%   (5.14)%
Ratio to average net assets of (d):
 Expenses, net of waivers and reimburse-
  ments                                        1.06%    1.05%   1.08%    1.05%
 Expenses, before waivers and reimburse-
  ments                                        1.42%    1.49%   1.51%    1.46%
 Net investment income, net of waivers and
  reimbursements                               0.37%    0.59%   0.73%    0.94%
 Net investment income, before waivers and
  reimbursements                               0.01%    0.15%   0.30%    0.53%
Portfolio turnover rate                       45.53%   59.99%  81.65%   78.94%
Average commission rate per share           $0.0669  $0.0655      NA       NA
Net assets at end of year (in thousands)    $   696  $   433  $  221   $   40
-------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period September 14, 1994 (Class D units issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
EQUITY INDEX PORTFOLIO

                                              Class A
                          ------------------------------------------------------
                            1997       1996        1995       1994      1993 (a)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $  16.79   $   13.86   $   10.60  $   10.78  $   10.00
Income (loss) from in-
 vestment operations:
 Net investment income        0.30        0.31        0.30       0.27       0.22
 Net realized and
  unrealized gain (loss)      4.13        3.36        3.47      (0.18)      0.78
---------------------------------------------------------------------------------
Total income from in-
 vestment operations          4.43        3.67        3.77       0.09       1.00
---------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income       (0.30)      (0.31)      (0.30)     (0.27)     (0.22)
 Net realized gain           (0.83)      (0.43)      (0.21)        --         --
---------------------------------------------------------------------------------
Total distributions to
 unitholders                 (1.13)      (0.74)      (0.51)     (0.27)     (0.22)
---------------------------------------------------------------------------------
Net increase (decrease)       3.30        2.93        3.26      (0.18)      0.78
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $  20.09   $   16.79   $   13.86  $   10.60  $   10.78
---------------------------------------------------------------------------------
Total return (d)             27.93%      27.53%      36.60%      0.87%     10.08%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements      0.22%       0.22%       0.22%      0.23%      0.21%
 Expenses, before waiv-
  ers and reimbursements      0.46%       0.50%       0.54%      0.59%      0.66%
 Net investment income,
  net of waivers and re-
  imbursements                1.66%       2.12%       2.54%      2.62%      2.62%
 Net investment income,
  before waivers and re-
  imbursements                1.42%       1.84%       2.22%      2.25%      2.17%
Portfolio turnover rate      18.96%      18.02%      15.27%     71.98%      2.06%
Average commission rate
 per share                $ 0.0264    $ 0.0228          NA         NA         NA
Net assets at end of
 year (in thousands)      $844,065    $675,804    $479,763   $281,817   $219,282
---------------------------------------------------------------------------------

                                  Class C                        Class D
                          --------------------------  ---------------------------------
                           1997      1996    1995 (b)  1997     1996     1995   1994 (c)
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF YEAR             $ 16.79   $ 13.86  $ 13.43  $ 16.77  $ 13.83  $10.60  $10.96
Income (loss) from in-
 vestment operations:
 Net investment income       0.26      0.28     0.05     0.26     0.27    0.25    0.02
 Net realized and
  unrealized gain (loss)     4.11      3.35     0.45     4.07     3.36    3.47   (0.31)
----------------------------------------------------------------------------------------
Total income (loss) from
 investment operations       4.37      3.63     0.50     4.33     3.63    3.72   (0.29)
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income      (0.28)    (0.27)   (0.07)   (0.27)   (0.26)  (0.28)  (0.07)
 Net realized gain          (0.83)    (0.43)      --    (0.83)   (0.43)  (0.21)     --
----------------------------------------------------------------------------------------
Total distributions to
 unitholders                (1.11)    (0.70)   (0.07)   (1.10)   (0.69)  (0.49)  (0.07)
----------------------------------------------------------------------------------------
Net increase (decrease)      3.26      2.93     0.43     3.23     2.94    3.23   (0.36)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                     $ 20.05   $ 16.79  $ 13.86  $ 20.00  $ 16.77  $13.83  $10.60
----------------------------------------------------------------------------------------
Total return (d)            27.64%    27.24%    3.94%   27.45%   27.20%  36.20%  (2.68)%
Ratio to average net as-
 sets of (e):
 Expenses, net of waiv-
  ers and reimbursements     0.46%     0.46%    0.46%    0.61%    0.61%   0.61%   0.60%
 Expenses, before waiv-
  ers and reimbursements     0.70%     0.74%    0.78%    0.85%    0.89%   0.93%   0.96%
 Net investment income,
  net of waivers and re-
  imbursements               1.42%     1.89%    2.29%    1.27%    1.78%   2.07%   2.67%
 Net investment income,
  before waivers and re-
  imbursements               1.18%     1.61%    1.97%    1.03%    1.50%   1.75%   2.31%
Portfolio turnover rate     18.96%    18.02%   15.27%   18.96%   18.02%  15.27%  71.98%
Average commission rate
 per share                $0.0264   $0.0228       NA  $0.0264  $0.0228      NA      NA
Net assets at end of
 year (in thousands)      $82,982   $53,929  $18,390  $30,650  $ 8,005  $  810  $    3
----------------------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period September 28, 1995 (Class C units issue date) through November 30, 1995.
(c) For the period September 14, 1994 (Class D units issue date) through November 30, 1994.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
FOCUSED GROWTH PORTFOLIO

                                              Class A
                                                   -----------------------------
                               1997       1996      1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                     $  14.48   $  12.53   $  9.79   $ 10.43   $ 10.00
Income (loss) from invest-
 ment operations:
 Net investment income           0.05       0.02      0.05      0.02      0.01
 Net realized and
  unrealized gain (loss)         3.37       2.17      2.71     (0.66)     0.43
--------------------------------------------------------------------------------
Total income (loss) from
 investment operations           3.42       2.19      2.76     (0.64)     0.44
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS FROM:
 Net investment income          (0.02)     (0.05)    (0.02)      --      (0.01)
 Net realized gain              (1.68)     (0.19)      --        --        --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                    (1.70)     (0.24)    (0.02)      --      (0.01)
--------------------------------------------------------------------------------
Net increase (decrease)          1.72       1.95      2.74     (0.64)     0.43
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 YEAR                        $  16.20   $  14.48   $ 12.53   $  9.79   $ 10.43
--------------------------------------------------------------------------------
Total return (d)                27.05%     17.82%    28.38%    (6.15)%    4.33%
Ratio to average net assets
 of (e):
 Expenses, net of waivers
  and reimbursements             0.92%      0.91%     0.91%     0.91%     0.91%
 Expenses, before waivers
  and reimbursements             1.34%      1.43%     1.47%     1.55%     1.88%
 Net investment income, net
  of waivers and reimburse-
  ments                          0.30%      0.12%     0.46%     0.24%     0.14%
 Net investment loss, be-
  fore waivers and reim-
  bursements                    (0.12)%    (0.40)%   (0.10)%   (0.39)%   (0.83)%
Portfolio turnover rate        108.29%    116.78%    85.93%    74.28%    27.48%
Average commission rate per
 share                       $ 0.0681   $ 0.0730        NA        NA        NA
Net assets at end of year
 (in thousands)              $115,802   $106,250   $86,099   $57,801   $32,099
--------------------------------------------------------------------------------

                                  Class C                  Class D
                                                     ----------------
                                                                 ---------------
                               1997     1996 (b)    1997      1996     1995 (c)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $ 14.47   $ 13.46    $ 14.37   $ 12.48    $ 9.55
Income (loss) from invest-
 ment operations:
 Net investment income
  (loss)                         0.01     (0.01)      0.03     (0.03)     0.02
 Net realized and unrealized
  gain                           3.37      1.02       3.30      2.15      2.93
--------------------------------------------------------------------------------
Total income from investment
 operations                      3.38      1.01       3.33      2.12      2.95
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income          (0.01)      --       (0.01)    (0.04)    (0.02)
 Net realized gain              (1.68)      --       (1.68)    (0.19)      --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                    (1.69)      --       (1.69)    (0.23)    (0.02)
--------------------------------------------------------------------------------
Net increase                     1.69      1.01       1.64      1.89      2.93
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  $ 16.16   $ 14.47    $ 16.01   $ 14.37    $12.48
--------------------------------------------------------------------------------
Total return (d)                26.75%     7.51%     26.52%    17.42%    30.97%
Ratio to average net assets
 of (e):
 Expenses, net of waivers
  and reimbursements             1.16%     1.15%      1.31%     1.30%     1.30%
 Expenses, before waivers
  and reimbursements             1.58%     1.67%      1.73%     1.82%     1.86%
 Net investment income
  (loss), net of waivers and
  reimbursements                 0.06%    (0.12)%    (0.09)%   (0.28)%   (0.11)%
 Net investment loss, before
  waivers and reimbursements    (0.36)%   (0.64)%    (0.51)%   (0.80)%   (0.67)%
Portfolio turnover rate        108.29%   116.78%    108.29%   116.78%    85.93%
Average commission rate per
 share                        $0.0681   $0.0730    $0.0681   $0.0730        NA
Net assets at end of year
 (in thousands)               $ 8,325   $ 6,993    $ 1,206   $   656    $  489
--------------------------------------------------------------------------------

(a) For the period July 1, 1993 (commencement of operations) through November 30, 1993.
(b) For the period June 14, 1996 (Class C units issue date) through November 30, 1996.
(c) For the period December 8, 1994 (Class D units issue date) through November 30, 1995.
(d) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(e) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Year Ended November 30,
INTERNATIONAL EQUITY INDEX

                                                          Class A
                                                          --------
                                                          1997 (a)
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $ 10.00
Income from investment operations:
 Net investment income                                       0.10
 Net realized and unrealized gain                            0.45
------------------------------------------------------------------
Total income from investment operations                      0.55
------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                                        --
 Net realized gain                                            --
------------------------------------------------------------------
Total distributions to unitholders                            --
------------------------------------------------------------------
Net increase                                                 0.55
------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $ 10.55
------------------------------------------------------------------
Total return(b)                                              5.45%
Ratio to average net assets of (c):
 Expenses, net of waivers and reimbursements                 0.51%
 Expenses, before waivers and reimbursements                 1.08%
 Net investment income, net of waivers and reimbursements    1.75%
 Net investment income, before waivers and reimbursements    1.18%
Portfolio turnover rate                                      8.16%
Average commission rate per share                         $0.0207
Net assets at end of year (in thousands)                  $34,244
------------------------------------------------------------------

(a) For the period April 1, 1997 (commencement of operations) through November 30, 1997.
(b) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(c) Annualized.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
INTERNATIONAL GROWTH PORTFOLIO

                                                    Class A
                                      ----------------------------------------
                                        1997       1996      1995     1994 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $  10.63   $   9.88  $  10.21   $  10.00
Income (loss) from investment opera-
 tions:
 Net investment income                    0.11       0.10      0.12       0.05
 Net realized and unrealized gain
  (loss)                                  0.31       0.87     (0.36)      0.16
--------------------------------------------------------------------------------
Total income (loss) from investment
 operations                               0.42       0.97     (0.24)      0.21
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                   (0.08)     (0.22)    (0.05)        --
 Net realized gain                       (0.45)        --     (0.04)        --
--------------------------------------------------------------------------------
Total distributions to unitholders       (0.53)     (0.22)    (0.09)        --
--------------------------------------------------------------------------------
Net increase (decrease)                  (0.11)      0.75     (0.33)      0.21
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $  10.52   $  10.63  $   9.88   $  10.21
--------------------------------------------------------------------------------
Total return (c)                          4.21%      9.96%    (2.32)%     2.11%
Ratio to average net assets of (d):
 Expenses, net of waivers and reim-
  bursements                              1.06%      1.06%     1.06%      1.04%
 Expenses, before waivers and reim-
  bursements                              1.37%      1.43%     1.38%      1.47%
 Net investment income, net of waiv-
  ers and reimbursements                  0.97%      0.73%     1.22%      0.76%
 Net investment income, before waiv-
  ers and reimbursements                  0.66%      0.36%     0.90%      0.33%
Portfolio turnover rate                 154.62%    202.47%   215.31%     77.79%
Average commission rate per share     $ 0.0265   $ 0.0292        NA         NA
Net assets at end of year (in thou-
 sands)                               $106,774   $138,182  $148,704   $133,212
--------------------------------------------------------------------------------
                                                    Class D
                                      ----------------------------------------
                                        1997       1996      1995     1994 (b)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    $  10.54   $   9.83  $  10.21   $  10.47
Income (loss) from investment opera-
 tions:
 Net investment income                    0.09       0.01      0.19         --
 Net realized and unrealized gain
  (loss)                                  0.29       0.92     (0.48)     (0.26)
--------------------------------------------------------------------------------
Total income (loss) from investment
 operations                               0.38       0.93     (0.29)     (0.26)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                   (0.08)     (0.22)    (0.05)        --
 Net realized gain                       (0.45)        --     (0.04)        --
--------------------------------------------------------------------------------
Total distributions to unitholders       (0.53)     (0.22)    (0.09)        --
--------------------------------------------------------------------------------
Net increase (decrease)                  (0.15)      0.71     (0.38)     (0.26)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $  10.39   $  10.54  $   9.83   $  10.21
--------------------------------------------------------------------------------
Total return (c)                          3.79%      9.59%    (2.78)%    (2.56)%
Ratio to average net assets of (d):
 Expenses, net of waivers and reim-
  bursements                              1.45%      1.45%     1.45%      1.35%
 Expenses, before waivers and reim-
  bursements                              1.76%      1.82%     1.77%      1.78%
 Net investment income, net of waiv-
  ers and reimbursements                  0.58%      0.44%     2.01%        --
 Net investment income (loss), be-
  fore waivers and reimbursements         0.27%      0.07%     1.69%     (0.43)%
Portfolio turnover rate                 154.62%    202.47%   215.31%     77.79%
Average commission rate per share     $ 0.0265   $ 0.0292        NA         NA
Net assets at end of year (in thou-
 sands)                               $    234   $     94  $     20         --
--------------------------------------------------------------------------------

(a) For the period March 28, 1994 (commencement of operations) through November 30, 1994.
(b) For the period November 16, 1994 (Class D units issue date) through November 30, 1994.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Equity Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
SMALL COMPANY INDEX PORTFOLIO

                                                 Class A
                                -----------------------------------------------
                                  1997      1996     1995      1994     1993 (a)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                           $  13.97  $  12.98  $ 10.86  $  11.29   $ 10.00
Income (loss) from investment
 operations:
 Net investment income              0.15      0.19     0.16      0.14      0.11
 Net realized and unrealized
  gain (loss)                       2.69      1.75     2.67     (0.30)     1.29
--------------------------------------------------------------------------------
Total income (loss) from in-
 vestment operations                2.84      1.94     2.83     (0.16)     1.40
--------------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS
 FROM:
 Net investment income             (0.17)    (0.14)   (0.15)    (0.02)    (0.11)
 Net realized gain                 (1.59)    (0.81)   (0.56)    (0.25)       --
--------------------------------------------------------------------------------
Total distributions to
 unitholders                       (1.76)    (0.95)   (0.71)    (0.27)    (0.11)
--------------------------------------------------------------------------------
Net increase (decrease)             1.08      0.99     2.12     (0.43)     1.29
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR    $  15.05  $  13.97  $ 12.98  $  10.86   $ 11.29
--------------------------------------------------------------------------------
Total return (c)                   23.06%    15.96%   27.76%    (1.54)%   14.09%
Ratio to average net assets of
 (d):
 Expenses, net of waivers and
  reimbursements                    0.32%     0.32%    0.32%     0.33%     0.31%
 Expenses, before waivers and
  reimbursements                    0.68%     0.79%    0.81%     0.86%     1.02%
 Net investment income, net of
  waivers and reimbursements        1.22%     1.36%    1.31%     1.27%     1.25%
 Net investment income, before
  waivers and reimbursements        0.86%     0.89%    0.82%     0.74%     0.54%
Portfolio turnover rate            42.66%    46.26%   38.46%    98.43%    26.31%
Average commission rate per
 share                          $ 0.0319  $ 0.0257       NA        NA        NA
Net assets at end of year (in
 thousands)                     $147,887  $112,856  $94,899  $ 77,120   $54,763
--------------------------------------------------------------------------------

                                                         Class D
                                                 -------------------------
                                                  1997     1996    1995 (b)
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $ 13.96  $ 12.95  $10.51
Income from investment operations:
 Net investment income                              0.17     0.13    0.18
 Net realized and unrealized gain                   2.62     1.83    2.96
---------------------------------------------------------------------------
Total income from investment operations             2.79     1.96    3.14
---------------------------------------------------------------------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
 Net investment income                             (0.15)   (0.14)  (0.14)
 Net realized gain                                 (1.59)   (0.81)  (0.56)
---------------------------------------------------------------------------
Total distributions to unitholders                 (1.74)   (0.95)  (0.70)
---------------------------------------------------------------------------
Net increase                                        1.05     1.01    2.44
---------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $ 15.01  $ 13.96  $12.95
---------------------------------------------------------------------------
Total return (c)                                   22.68%   16.20%  31.62%
Ratio to average net assets of (d):
 Expenses, net of waivers and reimbursements        0.71%    0.71%   0.71%
 Expenses, before waivers and reimbursements        1.07%    1.18%   1.20%
 Net investment income, net of waivers and reim-
  bursements                                        0.76%    1.02%   0.90%
 Net investment income, before waivers and reim-
  bursements                                        0.40%    0.55%   0.41%
Portfolio turnover rate                            42.66%   46.26%  38.46%
Average commission rate per share                $0.0319  $0.0257      NA
Net assets at end of year (in thousands)         $   690  $   269  $   44
---------------------------------------------------------------------------

(a) For the period January 11, 1993 (commencement of operations) through November 30, 1993.
(b) For the period December 8, 1994 (Class D units issue date) through November 30, 1995.
(c) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Total return is not annualized for periods less than one year.
(d) Annualized for periods less than a full year.
NA--Disclosure not applicable to these periods.

See accompanying notes to financial statements.

The Benchmark Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 1997
1. ORGANIZATION
The Benchmark Funds (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes seventeen portfolios, each with its own investment objective. Each Portfolio, other than the International Bond Portfolio, is classified as a diversified investment company. The Northern Trust Company ("Northern") acts as the Trust's investment adviser, transfer agent, and custodian. Goldman, Sachs & Co. ("Goldman Sachs") acts as the Trust's administrator and distributor. Presented herein are the financial statements of the fixed income and equity portfolios (the "Portfolios").
 Each of the Portfolios may issue four separate classes: Class A, B, C and D. Each class is distinguished by the level of administrative support and transfer agent service provided. As of November 30, 1997, Class A, Class C and Class D units are outstanding for certain Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(a) Investment Valuation
Investments held by a Portfolio are valued at the last quoted sale price on the exchange on which such securities are primarily traded, or if any securities are not traded on a valuation date, at the last quoted bid price. Securities which are traded in the over-the-counter markets are valued at the last quoted bid price. Exchange traded futures and options are valued at the settlement price as established by the exchange on which they are traded. Index futures are marked to market on a daily basis. Any securities, including restricted securities, for which current quotations are not readily available are valued at fair value as determined in good faith by Northern under the supervision of the Board of Trustees ("Board"). Short-term investments are valued at amortized cost which Northern has determined, pursuant to Board authorization, approximates market value.

(b) Investment Transactions and Investment Income
Investment transactions are recorded as of the trade date. Realized gains and losses on investment transactions are calculated on the identified-cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. The interest rates reflected in the Statements of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest only or principal only securities, the current effective yield. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-date, or as soon as the information is available.

(c) Repurchase Agreements
During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern, as custodian for the Trust, at the Federal Reserve Bank of Chicago.

(d) Futures Contracts
Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Portfolios bear the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the portfolio and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts.
 At November 30, 1997, the Diversified Growth, Equity Index, Focused Growth and Small Company Index Portfolios had entered into long exchange traded futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions at November 30, 1997 was approximately $229,000, $1,433,000, $85,000, and $248,000 for the Diversified Growth, Equity
Index, Focused Growth and Small Company Index Portfolios, respectively.

(e) Options Contracts
Each Portfolio may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign

The Benchmark Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 1997
currencies, and U.S. and foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets. These transactions are for hedging (or cross-hedging) purposes or for the purposes of earning additional income.
 The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as Portfolio securities.
 The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
 In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. Transactions in written call options for the year ended November 30, 1997 for the Portfolios were as follows:

Premiums                                             Focused Growth
-------------------------------------------------------------------
                                                     (In thousands)
Options outstanding, at November 30, 1996                 $ --
Options written                                            111
Options terminated in closing purchase transactions        (26)
Options expired                                            (67)
Options exercised                                          (18)
-------------------------------------------------------------------
Options outstanding, at November 30, 1997                 $ --
-------------------------------------------------------------------

 The Portfolios did not write put options during the year ended November 30, 1997.

(f) Stripped Securities
Stripped securities represent the right to receive future interest payments (interest only stripped securities) or principal payments (principal only stripped securities). The value of variable rate interest only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest only securities and the value of principal only stripped securities vary inversely with changes in interest rates.

(g) Forward Foreign Currency Exchange Contracts
Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. In addition, the International Bond and International Growth Portfolios may enter into foreign currency exchange contracts for speculative purposes. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses when the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
 The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
 At November 30, 1997, there were no outstanding forward foreign currency exchange contracts.

(h) Foreign Currency Translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.
 The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

(i) Federal Taxes
It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its unitholders. Therefore, no provision is made for federal taxes.
 At November 30, 1997, the Portfolios had approximately the following amounts of capital loss carryforwards for U.S. federal tax purposes:

-------------------------------------------------------------------------------


                                Amount     Year(s) of Expiration
----------------------------------------------------------------
                            (in thousands)
Intermediate Bond               $   21             2005
Short-Intermediate Bond             10             2005
U.S. Government Securities         130         2001 to 2003
U.S. Treasury Index              1,046         2002 to 2005
International Equity Index           4             2005
----------------------------------------------------------------

 These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

(j) Deferred Organization Costs
Organization related costs are being amortized on a straight-line basis over five years.

(k) Expenses
Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Certain expenses arising in connection with a class of units are allocated to that class of units. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios based on each Portfolio's relative net assets.

(l) Distributions
Dividends from net investment income are declared and paid as follows:

-------------------------------------
Bond                        Monthly
Intermediate Bond           Monthly
International Bond          Quarterly
Short-Intermediate Bond     Monthly
U.S. Government Securities  Monthly
U.S. Treasury Index         Monthly
Balanced                    Quarterly
Diversified Growth          Annually
Equity Index                Quarterly
Focused Growth              Annually
International Equity Index  Annually
International Growth        Annually
Small Company Index         Annually
-------------------------------------

 Each Portfolio's net realized capital gains are distributed at least annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with generally accepted accounting principles.
 Distributions of short-term and long-term capital gains were declared and paid December 22, 1997 to unitholders of record on December 19, 1997, as follows:

                            Short-Term Long-Term
                             Capital    Capital
                               Gain      Gain     Total
--------------------------------------------------------
Bond                         $    --    $0.1211  $0.1211
Intermediate Bond                 --         --       --
International Bond            0.0741     0.2214   0.2955
Short-Intermediate Bond       0.0270         --   0.0270
U.S. Government Securities        --         --       --
U.S. Treasury Index               --         --       --
Balanced                      0.1368     0.3764   0.5132
Diversified Growth            0.0441     1.8151   1.8592
Equity Index                  0.0387     1.3993   1.4380
Focused Growth                0.9226     1.9313   2.8539
International Equity Index        --         --       --
International Growth          0.5737         --   0.5737
Small Company Index           0.0924     0.7969   0.8893
--------------------------------------------------------

(m) Reclassifications
At November 30, 1997, certain Portfolios made reclassifications among their capital accounts to reflect the characterization of certain income and capital gains distributions for federal income tax purposes, as follows:

                            Undistributed  Undistributed
                            Net Investment  Net Capital
Amounts in Thousands            Income     Gains/(Losses)
---------------------------------------------------------
Bond                            $(660)         $660
International Bond               (208)          208
Short-Intermediate Bond          (614)          614
U.S. Government Securities        (60)           60
International Growth              (23)           23
International Equity Index          2            (2)
---------------------------------------------------------

 These reclassifications had no impact on the net asset value of the Portfolios and are designed to present those Portfolios' capital accounts on a tax basis.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS
The Trust has an investment advisory agreement with Northern whereby each Portfolio pays Northern a fee, computed daily and payable monthly, based on a specified percentage of its average daily net assets. For the current fiscal year, Northern voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the year ended November 30, 1997, are as follows:

The Benchmark Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 1997

                                              Net
                            Advisory Less:  Advisory
                              Fee    Waiver   Fee
----------------------------------------------------
Bond                           .60%   .35%    .25%
Intermediate Bond              .60    .35     .25
International Bond             .90    .20     .70
Short-Intermediate Bond        .60    .35     .25
U.S. Government Securities     .60    .35     .25
U.S. Treasury Index            .40    .25     .15
Balanced                       .80    .30     .50
Diversified Growth             .80    .25     .55
Equity Index                   .30    .20     .10
Focused Growth                1.10    .30     .80
International Equity Index     .50    .25     .25
International Growth          1.00    .20     .80
Small Company Index            .40    .20     .20
----------------------------------------------------

 As compensation for the services rendered as transfer agent, including the assumption by Northern of the expenses related thereto, Northern receives a fee, computed daily and payable monthly, at an annual rate of .01%, .05%, .10% and .15% of the average daily net asset value of the outstanding Class A, B, C and D units, respectively, for the Portfolios.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has an administration agreement (as amended May 1, 1997) with Goldman Sachs whereby each Portfolio pays the Administrator a fee, computed daily and payable monthly, at an annual rate of .10% of the Portfolio's average daily net assets, except the International Bond, International Equity Index and International Growth Portfolios which pay the Administrator a fee, computed daily and payable monthly, at an annual rate of .15% of their respective average daily net assets.
 In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the investment advisory fee and transfer agency fee payable to Northern pursuant to its agreements with the Trust, servicing fees, and extraordinary expenses (such as taxes, interest and indemnification expenses), exceeds on an annualized basis .10% of a Portfolio's average daily net assets (0.25% for International Growth Portfolio, International Bond Portfolio and International Equity Index Portfolio), Goldman Sachs will reimburse each Portfolio for the amount of the excess pursuant to the terms of the administration agreement.
 Prior to May 1, 1997 each Portfolio paid the Administrator a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio at the rates set forth below:

Average net assets                Rate
---------------------------------------
For the first $100,000,000        .250%
For the next $200,000,000         .150
For the next $450,000,000         .075
For net assets over $750,000,000  .050
---------------------------------------

 Prior to May 1, 1997, Goldman Sachs also voluntarily agreed to limit administration fees to .10% of average daily net assets for each Portfolio. In addition, Goldman Sachs agreed to waive a portion of its administrative fees should overall administration fees earned during the preceding year exceed certain specified levels. No waiver was required under this agreement during the year ended November 30, 1997. Furthermore, Goldman Sachs voluntarily agreed to reimburse each Portfolio for certain expenses in the event that such expenses, as defined, exceed on an annualized basis .10% of its average daily net assets for such fiscal year for the Bond, Short-Intermediate Bond, U.S. Government Securities, U.S. Treasury Index, Balanced, Diversified Growth, Equity Index, Focused Growth and Small Company Index Portfolios and .25% of the average daily net assets for such fiscal year for the International Bond, International Equity Index and International Growth Portfolios.
 The administration fees waived and expenses reimbursed during the year ended November 30, 1997 are shown on the accompanying Statements of Operations.
 Goldman Sachs receives no compensation under the distribution agreement.

5. UNITHOLDER SERVICING PLAN
The Trust has adopted a Unitholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain unitholder administrative support services for their customers or other investors who beneficially own Class B, C and D units. As compensation under the Unitholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to .10%, .15% and .25% of the average daily net asset value of the outstanding Class B, C and D units, respectively.

-------------------------------------------------------------------------------


6. INVESTMENT TRANSACTIONS
Investment transactions for the year ended November 30, 1997 (excluding short-term investments) were as follows:

                                                    Proceeds
                                                   from sales   Proceeds
                                                       and        from
                             Purchases             maturities  sales and
                              of U.S.   Purchases    of U.S.   maturities
                            Government   of other  Government   of other
                            Obligations securities Obligations securities
-------------------------------------------------------------------------
                                           (in thousands)
Bond                         $281,135    $171,611   $237,619    $75,350
Intermediate Bond              11,040       5,326      4,809        725
International Bond                 --       8,089         --     12,141
Short-Intermediate Bond        54,397      74,510     65,113     13,725
U.S. Government Securities     77,111          --    124,791         --
U.S. Treasury Index            28,902          --     21,070         --
Balanced                       18,477      11,557     18,201     14,525
Diversified Growth                 --      64,396         --     86,524
Equity Index                       --     166,567         --    153,926
Focused Growth                     --     123,991         --    140,804
International Equity Index         --      34,737         --      2,191
International Growth               --     180,012         --    212,909
Small Company Index                --      59,604         --     50,315
-------------------------------------------------------------------------

  As of November 30, 1997, the composition of unrealized appreciation (depreciation) of investment securities (including the effects of foreign currency translation) based on the aggregate cost of investments for federal income tax purposes were as follows:

                                                                     Cost for
                                                                     Federal
                                                           Net        Income
                                                      Appreciation     Tax
                            Appreciation Depreciation (Depreciation) Purposes
-----------------------------------------------------------------------------
                                             (in thousands)
Bond                          $15,391       $1,662       $13,729     $489,781
Intermediate Bond                  35           96           (61)      11,885
International Bond                990        1,209          (219)      25,752
Short-Intermediate Bond         2,134        2,077            57      206,201
U.S. Government Securities        376          114           262       49,532
U.S. Treasury Index               945           15           930       34,174
Balanced                       12,223          158        12,065       43,968
Diversified Growth             52,083        1,077        51,006      109,822
Equity Index                  327,384       14,006       313,378      644,235
Focused Growth                 25,541        1,524        24,017      101,699
International Equity Index      2,089        3,371        (1,282)      32,838
International Growth            8,543        4,975         3,568      103,928
Small Company Index            34,383        8,122        26,261      121,333
-----------------------------------------------------------------------------

7. BANK LOANS
The Trust maintains a $5,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the Fed Funds rate and are secured by pledged securities equal to or exceeding 120% of the outstanding balance.
 Interest expense for the year ended November 30, 1997 was approximately $1,000, $9,000, $90,000, $7,000, $2,000, and $10,000 for the International
Bond, Diversified Growth, Equity Index, Focused Growth, International Growth and Small Company Index Portfolios, respectively. These amounts are included in "Other Expenses" on the Statements of Operations.
 As of November 30, 1997, there were no outstanding borrowings.

8. UNIT TRANSACTIONS
Transactions in Class A units for the year ended November 30, 1997 were as follows:

                                                                Net
                                    Reinvested               increase
                            Sales  distributions Redemptions (decrease)
-----------------------------------------------------------------------
                                          (in thousands)
Bond                         7,554     1,111        4,475      4,190
Intermediate Bond              594         9           --        603
International Bond              56        74          363       (233)
Short-Intermediate Bond      5,953       572        4,056      2,469
U.S. Government Securities   3,473       227        6,148     (2,448)
U.S. Treasury Index          1,031        59          740        350
Balanced                       609       205          717         97
Diversified Growth             939     1,144        2,201       (118)
Equity Index                18,925     2,547       19,705      1,767
Focused Growth               1,481       905        2,575       (189)
International Equity Index   3,356        --          111      3,245
International Growth         1,116       606        4,566     (2,844)
Small Company Index          3,221     1,087        2,562      1,746
-----------------------------------------------------------------------

The Benchmark Funds
Fixed Income and Equity Portfolios
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 1997

 Transactions in Class A units for the year ended November 30, 1996 were as follows:

                                                                Net
                                    Reinvested                increase
                            Sales  distributions Redemptions (decrease)
-----------------------------------------------------------------------
                                          (in thousands)
Bond                         7,010       910        3,920       4,000
International Bond             272        81          313          40
Short-Intermediate Bond      3,372       424        4,028        (232)
U.S. Government Securities   5,223       211        3,637       1,797
U.S. Treasury Index            642        37          254         425
Balanced                       989        93          911         171
Diversified Growth           1,187       290        3,615      (2,138)
Equity Index                22,992     1,743       19,101       5,634
Focused Growth               2,500       117        2,151         466
International Growth         2,737       230        5,018      (2,051)
Small Company Index          2,188       516        1,933         771
-----------------------------------------------------------------------

 Transactions in Class C units for the year ended November 30, 1997 were as follows:

                                                               Net
                                   Reinvested                increase
                            Sales distributions Redemptions (decrease)
----------------------------------------------------------------------
                                          (in thousands)
Bond                        2,988      104         1,045      2,047
U.S. Government Securities     67       10            97        (20)
Balanced                       89       25           266       (152)
Equity Index                2,220      226         1,520        926
Focused Growth                 12       65            45         32
----------------------------------------------------------------------

 Transactions in Class C units for the year ended November 30, 1996 were as follows:

                                   Reinvested                 Net
                            Sales distributions Redemptions increase
--------------------------------------------------------------------
                                         (in thousands)
Bond                          214       13            51       176
U.S. Government Securities    234        8            66       176
Balanced                      548       11            69       490
Equity Index                3,499       70         1,685     1,884
Focused Growth                529       --            46       483
--------------------------------------------------------------------

 Transactions in Class D units for the year ended November 30, 1997 were as follows:

                                                            Net
                                Reinvested                increase
                         Sales distributions Redemptions (decrease)
-------------------------------------------------------------------
                                       (in thousands)
Bond                        32        1           15          18
International Bond           3       --           --           3
Short-Intermediate Bond     31        1            5          27
U.S. Government
 Securities                  6       --            1           5
U.S. Treasury Index         55        2           16          41
Balanced                    12        1            8           5
Diversified Growth          16        4            6          14
Equity Index             1,302       34          281       1,055
Focused Growth              32        6            9          29
International Growth        19       --            5          14
Small Company
 Index                      43        1           17          27
-------------------------------------------------------------------

 Transactions in Class D units for the year ended November 30, 1996 were as follows:

                                   Reinvested                 Net
                            Sales distributions Redemptions increase
--------------------------------------------------------------------
                                         (in thousands)
Bond                           6        --            1         5
International Bond             1        --           --         1
Short-Intermediate Bond       16        --           --        16
U.S. Government Securities    10         1            3         8
U.S. Treasury Index           29         1            3        27
Balanced                      20        --            1        19
Diversified Growth            17         1            6        12
Equity Index                 436         6           24       418
Focused Growth                13         1            7         7
International Growth           7        --           --         7
Small Company Index           17        --            1        16
--------------------------------------------------------------------

The Benchmark Funds
Fixed Income and Equity Portfolios
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS


To the Unitholders and Trustees of
The Benchmark Funds
Fixed Income and Equity Portfolios

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Bond, Intermediate Bond, International Bond, Short-Intermediate Bond, U.S. Government Securities, U.S. Treasury Index, Balanced, Diversified Growth, Equity Index, Focused Growth, International Equity Index, International Growth and Small Company Index Portfolios, comprising the Fixed Income and Equity Portfolios of The Benchmark Funds, as of November 30, 1997, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of the investments owned at November 30, 1997 by physical examination of the securities held by the custodian and by correspondence with central depositories, unaffiliated subcustodian banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Intermediate Bond, International Bond, Short-Intermediate Bond, U.S. Government Securities, U.S. Treasury Index, Balanced, Diversified Growth, Equity Index, Focused Growth, International Equity Index, International Growth and Small Company Index Portfolios, comprising the Fixed Income and Equity Portfolios of The Benchmark Funds, at November 30, 1997, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.



/s/ Ernst & Young LLP

Chicago, Illinois
January 16, 1998

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and
Custodian

The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor

Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606

Trustees

William H. Springer, Chairman
Richard Gordon Cline
Edward J. Condon, Jr.
John W. English
Sandra Polk Guthman
Frederick T. Kelsey
Richard P. Strubel

Officers

Frank Polefrone, President
James Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Deborah Farrell, Assistant Secretary
Steven Hartstein, Assistant Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

Independent Auditors

Ernst & Young LLP
233 S. Wacker Dr.
Chicago, IL 60606

Legal Counsel

Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107




 This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Prospectus which contains facts concerning the objectives and policies, management expenses and other information.